UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7436

THE DFA INVESTMENT TRUST COMPANY

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary

The DFA Investment Trust Company,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

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ANNUAL REPORT

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Table of Contents

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Table of Contents

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This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corporation
ETM	Escrowed to Maturity
FGIC	Federal Guaranty Insurance Corporation
FSA	Financial Security Assurance
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General Obligation
MBIA	Municipal Bond Insurance Association
NATL-RE	Credit rating enhanced by guaranty or insurance from National Public Finance Guarantee Corp.
P.L.C.	Public Limited Company
PSF-GTD	Public School Fund Guarantee
RB	Revenue Bond
REIT	Real Estate Investment Trust
SA	Special Assessment
SCSDE	South Carolina State Department of Education
SPDR	Standard & Poor’s Depository Receipts
TAN	Tax Anticipation Note

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
^	Denominated in local currency or the Euro, unless otherwise noted.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
(y)	The rate shown is the effective yield.
(t)	Face Amount denominated in Australian Dollars.
(g)	Face Amount denominated in British Pounds.
(e)	Face Amount denominated in Euro.
(j)	Face Amount denominated in Japanese Yen.
(z)	Face Amount denominated in New Zealand Dollars.
(n)	Face Amount denominated in Norwegian Krone.
(u)	Face Amount denominated in United States Dollars.
§	Affiliated Fund.
❖	Security segregated as collateral for the Open Futures Contracts.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
N/A	Does not apply to this fund.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
REITs	Real Estate Investment Trusts
(a)	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Large Company Portfolio Institutional Class vs.

S&P 500® Index

October 31, 1999-October 31, 2009

Enhanced U.S. Large Company Portfolio Institutional Class vs.

S&P 500® Index

October 31, 1999-October 31, 2009

U.S. Large Cap Value Portfolio Institutional Class vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Targeted Value Portfolio Institutional Class vs.

Russell 2000® Value Index

February 23, 2000-October 31, 2009

U.S. Targeted Value Portfolio Class R1 vs.

Russell 2000® Value Index

January 31, 2008-October 31, 2009

U.S. Targeted Value Portfolio Class R2 vs.

Russell 2000® Value Index

June 30, 2008-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Small Cap Value Portfolio Institutional Class vs.

Russell 2000® Value Index

October 31, 1999-October 31, 2009

U.S. Core Equity 1 Portfolio Institutional Class vs.

Russell 3000® Index

September 15, 2005-October 31, 2009

U.S. Core Equity 2 Portfolio Institutional Class vs.

Russell 3000® Index

September 15, 2005-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Vector Equity Portfolio Institutional Class vs.

Russell 2500™ Index

December 30, 2005-October 31, 2009

T.A. U.S. Core Equity 2 Portfolio Institutional Class vs.

Russell 3000® Index

October 4, 2007-October 31, 2009

U.S. Small Cap Portfolio Institutional Class vs.

Russell 2000® Index

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Micro Cap Portfolio Institutional Class vs.

Russell 2000® Index

October 31, 1999-October 31, 2009

DFA Real Estate Securities Portfolio Institutional Class vs.

Dow Jones U.S. Select REIT IndexSM, S&P 500® Index

October 31, 1999-October 31, 2009

Large Cap International Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

International Core Equity Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

September 15, 2005-October 31, 2009

T.A. World ex U.S. Core Equity Portfolio Institutional Class vs.

MSCI All Country World ex USA Index (net dividends)

March 6, 2008-October 31, 2009

International Small Company Portfolio Institutional Class vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Japanese Small Company Portfolio Institutional Class vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

Asia Pacific Small Company Portfolio Institutional Class vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

United Kingdom Small Company Portfolio Institutional Class vs.

MSCI UK Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Continental Small Company Portfolio Institutional Class vs.

MSCI Europe ex UK Small Cap Index (net dividends),

October 31, 1999-October 31, 2009

DFA International Real Estate Securities Portfolio Institutional Class vs.

S&P Global ex US REIT Index (net dividends), S&P Global ex US REIT Index (gross dividends)

March 1, 2007-October 31, 2009

DFA Global Real Estate Securities Portfolio Institutional Class vs.

S&P Global REIT Index (net dividends), S&P Global REIT Index (gross dividends)

June 4, 2008-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA International Small Cap Value Portfolio Institutional Class vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

International Vector Equity Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

August 14, 2008-October 31, 2009

Emerging Markets Portfolio Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Emerging Markets Small Cap Portfolio Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

Emerging Markets Core Equity Portfolio Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

April 5, 2005-October 31, 2009

DFA One-Year Fixed Income Portfolio Institutional Class vs.

BofA Merrill Lynch Six-Month US Treasury Bill Index, BofA Merrill Lynch One-Year US Treasury Note Index

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA Two-Year Global Fixed Income Portfolio Institutional Class vs.

Citigroup World Government Bond Index 1-3 Years (hedged)

October 31, 1999-October 31, 2009

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Class vs.

Citigroup World Government Bond Index 1-3 Years (unhedged)

January 9, 2008-October 31, 2009

DFA Five-Year Government Portfolio Institutional Class vs.

BofA Merrill Lynch US Treasury/Agency Index 1-5 Years

October 31, 1999-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA Five-Year Global Fixed Income Portfolio Institutional Class vs.

Citigroup World Government Bond Index 1-5 Years (hedged)

October 31, 1999-October 31, 2009

DFA Intermediate Government Fixed Income Portfolio Institutional Class vs.

Barclays Capital US Government Bond Index

October 31, 1999-October 31, 2009

DFA Short-Term Extended Quality Portfolio Institutional Class vs.

BofA Merrill Lynch US Corporate and Government Index 1-5 Years

March 4, 2009-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA Inflation-Protected Securities Portfolio Institutional Class vs.

Barclays Capital US TIPS Index (Series-L)

September 18, 2006-October 31, 2009

DFA Short-Term Municipal Bond Portfolio Institutional Class vs.

Barclays Capital Municipal Bond Index 3 Years

August 20, 2002-October 31, 2009

DFA California Short-Term Municipal Bond Portfolio Institutional Class vs.

BofA Merrill Lynch California Municipal Bond Index 1-3 Years

April 2, 2007-October 31, 2009

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500® Index by purchasing shares of a Master Fund that invests in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Portfolio was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2009, the total return was 10.08% for the Portfolio and 9.80% for the S&P 500® Index. Relative to the Index, outperformance was mostly due to the flexible trading approach employed by the Master Fund to gain exposure to the performance of the Index during periods of index reconstitution.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return performance of the S&P 500® Index by using an “enhanced cash” strategy. This strategy combines investment in high-grade, short-term fixed income instruments with an overlay of S&P 500® Index futures contracts or swaps. For the 12 months ended October 31, 2009, approximately 97% of the overlay instruments consisted of S&P 500® Index futures contracts. Swaps and ETFs completed the equity exposure for the last month of the fiscal year. The behavior of S&P 500® Index futures contracts and ETFs linked to the S&P 500® Index is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2009, the total return was 12.23% for the Portfolio and 9.80% for the S&P 500® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to the fixed income component of the Portfolio exceeding the return embedded in the Portfolio’s S&P 500 futures contracts. The Portfolio’s concentration in government agency and corporate fixed income securities with maturities between one and two years had the most significant contribution to the outperformance.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.76% for the Portfolio and 4.78% for the Russell 1000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Master Fund’s greater exposure to stocks with more pronounced value characteristics and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Portfolio and Index also contributed to the outperformance.

The Master Fund’s larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Portfolio also benefited from composition differences among the Master Fund’s basket of financial stocks, which added approximately 3.6% to relative performance.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employed by the U.S. Targeted Value Portfolio is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,580 stocks, and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 9.47% for the Institutional Class shares of the Portfolio, 9.36% for the Class R1 shares of the Portfolio and 9.23% for the Class R2 shares of the Portfolio, as compared to 1.95% for the Russell 2000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio’s deeper value tilt contributed to outperformance. The Portfolio’s greater exposure to value stocks (42% of the Portfolio compared to 33% of the Index) added approximately 3.7% to the relative performance. Differences in sector weights between the Portfolio and Index also contributed to performance differences. The Portfolio’s greater exposure to information technology stocks and consumer discretionary stocks, due to its strategy of maintaining consistent small and value exposure, added approximately 1.5% and 1.1% respectively to relative performance.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company and value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,634 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 9.97% for the Portfolio and 1.95% for the Russell 2000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio’s greater exposure to stocks with more pronounced value characteristics added approximately 4.0% to the relative performance. Higher exposure to, and differences in portfolio composition with respect to, the smallest stocks added approximately 3.8% to the Portfolio’s relative performance.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,476 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.64% for the Portfolio and 10.83% for the Russell 3000® Index. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (on average 9% more than the Index) added approximately 1.0% to the relative return. The Portfolio’s greater exposure to small cap stocks also contributed to the outperformance. The Portfolio’s increased exposure to the financials sector, which comes as a result of the Portfolio’s construction methodology which emphasizes value companies, detracted approximately 0.5% from relative return.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 1 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,575 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 10.66% for the Portfolio and 10.83% for the Russell 3000® Index. The Portfolio’s increased exposure to the financials sector, which comes as a result of the Portfolio’s construction methodology which emphasizes value companies, detracted approximately 1.5% from the relative return. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (on average 17% more than the Index) added approximately 1.3% to the relative return. The Portfolio’s greater exposure to small cap stocks also had a positive impact.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with stronger exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,310 stocks and essentially was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 9.47% for the Portfolio and 13.26% for the Russell 2500TM Index. The Portfolio’s increased exposure to the financials sector, which comes as a result of the Portfolio’s construction methodology which emphasizes value companies, detracted approximately 2.5% from the relative return. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (more than twice the weight of the Index on average) added approximately 2.2% to the relative return. The Portfolio’s greater exposure to small cap stocks also had a positive impact.

T.A. U.S. Core Equity 2 Portfolio

The T.A. U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio, while minimizing federal income tax implications of investment decisions. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,177 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 10.28% for the Portfolio and 10.83% for the Russell 3000® Index. The Portfolio’s tilt toward value companies caused an increased exposure to the financials sector, which was the worst performing sector of the period. This increase in exposure and specific composition detracted approximately 1.0% from the Portfolio’s performance relative to the Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (on average 18% more than the Index) added approximately 1.0% to the relative return. The Portfolio’s greater exposure to small cap stocks also had a positive impact.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,780 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 13.08% for the Portfolio and 6.46% for the Russell 2000® Index. The Portfolio benefited from a positive size premium over the last eight months of the period. Relative to the Index, the Portfolio’s outperformance was primarily due to a larger allocation to small cap and micro cap stocks. The Portfolio also benefited from its larger allocation to the consumer discretionary and information technology sectors, due to the Portfolio’s strategy of maintaining consistent size exposure, which added approximately 1.7% and 0.7% respectively to the relative performance.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,452 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 6.61% for the Portfolio and 6.46% for the Russell 2000® Index. The Portfolio benefited from a positive size premium over the last eight months of the period. Relative to the Index, the Portfolio’s outperformance was primarily due to a larger allocation to micro cap stocks. On average, more than 50% of the Portfolio was allocated to the tiniest micro cap stocks, compared to 25% for the Index, adding approximately 1.1% to the relative performance.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities (e.g., REITs), but does not attempt to track closely a specific index. As of October 31, 2009, the Portfolio held 105 REITs and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the real estate securities market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 0.98% for the Portfolio, 9.80% for the S&P 500® Index and -0.26% for the Dow Jones U.S. Select REIT IndexSM. Over the period, the Portfolio’s greater diversification than the Dow Jones U.S. Select REIT IndexSM, including allocations to smaller REITs and net-lease REITs entirely excluded from the Index, contributed to the outperformance. Small REITs generally outperformed the broader

Index. Composition differences between the Portfolio and the Index across sectors also had a positive impact on the Portfolio’s relative performance.

As of March 31, 2009, the Dow Jones Wilshire REIT IndexSM has been discontinued, and the Dow Jones U.S. Select REIT IndexSM has been selected to take its place as an appropriate benchmark for the Portfolio. According to the index provider, Dow Jones Indexes, the Dow Jones U.S. Select REIT IndexSM uses the same methodology, composition and historical data back to 1987 as the Portfolio’s previous benchmark.

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Gains in emerging markets were better, on average, than in developed markets, although results varied widely among the individual emerging markets countries. For the 12 month period, returns in U.S. dollars were 64.13% for the MSCI Emerging Markets Index (net dividends) and 27.83% for the MSCI World ex USA Index (net dividends).

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Argentina	53.21%
Brazil	91.55%
Chile	61.68%
China	82.16%
Czech Republic	26.83%
Hungary	63.54%
India	77.12%
Indonesia	127.39%
Israel	31.43%
Malaysia	56.99%
Mexico	39.79%
Philippines	50.71%
Poland	23.09%
South Africa	61.69%
South Korea	56.17%
Taiwan	48.86%
Thailand	78.58%
Turkey	68.21%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Global REIT Market Review

The publicly-traded REIT market experienced significant volatility during the 1-year period ended October 31, 2009. REITs were particularly impacted by the credit crises that started with Lehman Brothers’ bankruptcy, as financing became increasingly expensive or unavailable, and serious concerns over both the residential and commercial real estate markets rippled through REIT valuations. The S&P Global REIT Index (net dividends) lost 34.55% from October 31, 2008 through February 28, 2009, which was on the heels of its largest ever monthly decline (–30.56%) in October 2008. The Index then returned 71.68% from February 28 through October 31, 2009, after large amounts of government-supplied liquidity helped ease the credit crisis and restored confidence in the markets. During this 8-month period, the Index saw its largest ever monthly return (+20.9%) in April 2009.

12 Months Ended October 31, 2009

U.S. Dollar Return
S&P Global ex U.S. REIT Index (net dividends)	30.51%
S&P Global REIT Index (net dividends)	12.36%

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” The Master Funds, in turn, purchase stocks and/or other securities.

International Equity Portfolios’ Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of a broadly diversified basket of international large company stocks. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,212 stocks in 22 developed country markets and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 25.20% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). No single stock, industry sector, or geographical region explained a significant amount of the performance difference. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Portfolio and the Index had a significant impact on relative performance.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 4,785 stocks in 22 developed country markets and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 34.81% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). Relative to the Index, the Portfolio’s outperformance was primarily due to strong tilts towards small cap and value stocks. On average, the deepest value names constituted 44% of the Portfolio as compared to 26% for the Index. Small cap stocks, which accounted for 18% of the Portfolio on average and were excluded from the Index, also added to relative performance. The Portfolio’s larger relative allocation to materials and industrials, the best performing industries over the period, and smaller relative allocation to utilities and healthcare, the worst performing industries over the period, also contributed to the relative outperformance.

T.A. World ex U.S. Core Equity Portfolio

The T.A. World ex U.S. Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks in developed and emerging markets, with stronger exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The Portfolio intends to consider the effects of the realization of capital gains and taxable dividend income. When selling a security, the Portfolio typically will select the highest cost shares in order to limit the realization of capital gains and, when possible, will refrain from disposing of a security until the long-term holding period for capital gains tax purposes has been satisfied. The purchase of a stock may be delayed to avoid dividend income, and a stock may be sold to realize a capital loss, subject to applicable investment criteria. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 4,239 stocks in 22 developed country markets and 18 emerging markets countries. The Portfolio was mostly invested in equities throughout the year as the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 42.13% for the Portfolio and 34.10% for the MSCI All

Country World ex USA Index (net dividends). Relative to the Index, the Portfolio’s outperformance was primarily due to strong tilts towards small cap and value stocks. On average, the deepest value names constituted 43% of the Portfolio as compared to 26% for the Index. Small cap stocks, which accounted for 37% of the Portfolio as compared to 8% for the Index, also added to relative performance. The Portfolio’s larger relative allocation to materials, financials, and industrials, the best performing industries over the period, and smaller relative allocation to utilities and healthcare, the worst performing industries over the period, also contributed to the relative outperformance.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of five Master Funds that invest individually in Canada, the United Kingdom, Continental Europe (excluding the U.K.), Japan, and Asia Pacific. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Funds held 4,201 stocks in 22 developed country markets and were mostly invested in equities throughout the year: the combined average non-equitized cash level for the period was less than 1% of the Master Funds’ assets.

As a result of the Master Funds’ diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small company stocks outperformed international large company stocks. For the 12 months ended October 31, 2009, total returns were 42.34% for the Portfolio and 50.01% for the MSCI World ex USA Small Cap Index (net dividends). The Master Funds hold a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences in the Continental Europe region, particularly in value stocks. The Portfolio and Index held a number of securities in common, but in different weights, due to the different methods for defining size and the Portfolio’s exclusion rules. Other differences in performance resulted from the process of continually rebalancing the Master Funds toward their targets. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 1,313 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. Over the period, Japanese small company stocks outperformed Japanese large company stocks. For the 12 months ended October 31, 2009, total returns were 22.08% for the Portfolio and 24.60% for the MSCI Japan Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Master Fund’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such stocks. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 963 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore (approximately 59%, 21%, 7%, and 13% respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. Over the period, Asia Pacific small company stocks outperformed Asia Pacific large company stocks. For the 12 months ended October 31, 2009, total returns were 84.11% for the Portfolio and 90.41% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Master Fund’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 386 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2009, total returns were 42.81% for the Portfolio and 51.09% for the MSCI UK Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Master Fund’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 1,234 stocks in 15 developed continental European countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. Over the period, continental European small company stocks outperformed continental European large company stocks. For the 12 months ended October 31, 2009, total returns were 43.12% for the Portfolio and 57.29% for the MSCI Europe ex UK Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Portolio’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in international markets, but does not attempt to track closely a specific index. As of October 31, 2009, the Portfolio held 172 stocks in 16 developed and emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was determined principally by structural trends in international real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 29.25% for the Portfolio, 31.95% for the S&P Global ex US REIT Index (gross dividends), and 30.51% for the S&P Global ex US REIT Index (net dividends). The Portfolio’s underperformance relative to the Indexes was primarily the result of withholding taxes, expenses, and a difference in the timing of the pricing of securities and foreign exchange rates between the Portfolio and the Indexes. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 P.M. London time. Relative to the Index (net dividends), the Portfolio benefited from a smaller allocation to large cap REITs which generally underperformed over the period.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio, a fund of funds, is designed to capture the returns of a broadly diversified portfolio of real estate securities in U.S. and international markets, but does not attempt to track closely a specific index. As of October 31, 2009, the Portfolio invested in the DFA International Real Estate Securities Portfolio and the DFA Real Estate Securities Portfolio. As of October 31, 2009, the Portfolio had exposure to 277 stocks, through its underlying funds, in 17 developed and emerging markets countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the diversified approach of the Portfolio’s underlying funds, performance was principally determined by structural trends in global real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 13.81% for the Portfolio, 14.11% for the S&P Global REIT Index (gross dividends), and 12.36% for the S&P Global REIT Index (net dividends). Relative to the Index (net dividends), the Portfolio’s outperformance was primarily due to a greater allocation to small cap REITs, which outperformed over the period, and a smaller allocation to large cap REITs, which generally underperformed over the period.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,127 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small stocks outperformed international large stocks and international value stocks outperformed international growth stocks. For the 12 months ended October 31, 2009, total returns were 41.42% for the Portfolio and 50.01% for the MSCI World ex USA Small Cap Index (net dividends). The Portfolio holds a large number of stocks, and no single stock explained a significant amount of the performance difference. The Portfolio’s greater allocation than the Index to value stocks had a positive impact on relative performance. However, composition differences in the Portfolio’s stock portfolio relative to the Index had a greater negative impact. The Portfolio and Index held a number of securities in common, but in different weights, due to the different methods for defining size and value and the Portfolio’s exclusion rules. Other differences in performance resulted from the process of continually rebalancing the Portfolio toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Portfolio and the Index had a significant impact on relative performance.

International Vector Equity Portfolio

The International Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with stronger exposure to smaller company stocks and those with value characteristics, as measured by book-to-market ratio, than the International Core Equity Portfolio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,989 stocks in 22 developed country markets and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 39.52% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). Relative to the Index, the Portfolio’s outperformance was primarily due to strong tilts towards small cap and value stocks. On average, the deepest value names constituted 53% of the Portfolio as compared to 26% for the Index. Small cap stocks, which accounted for 26% of the Portfolio on average and were excluded from the Index, also added to relative performance. The Portfolio’s larger relative allocation to materials and industrials, the best performing industries over the period, and smaller relative allocation to utilities and healthcare, the worst performing industries over the period, also contributed to the relative outperformance.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 654 stocks in 18 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets. The Master Fund’s target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 53.39% for the Portfolio and 64.13% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s relative underperformance was primarily due to differences in country weights and in the composition of the Master Fund’s holdings relative to the Index. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 2,152 stocks across 16 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 91.35% for the Portfolio and 64.13% for the MSCI Emerging Markets Index (net dividends). The Portfolio outperformed primarily because small cap stocks dramatically outperformed large cap stocks during the period. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of the broad universe of emerging markets stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to emerging market countries, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,665 stocks across 18 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets. The Portfolio’s target country weights were capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Portfolio’s diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 69.47% for the Portfolio and 64.13% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s outperformance was primarily due to a stronger tilt than the Index toward value and small cap stocks, which outperformed their growth and large cap counterparts. Composition differences in the Portfolio’s holdings relative to the Index also had a positive impact on the relative performance. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Portfolio and the Index had a significant impact on relative performance.

Fixed Income Market Review	12 Months Ended October 31, 2009

U.S. and international credit markets experienced high levels of volatility in the fiscal year ended October 31, 2009. Investor appetite for credit risk returned as the year progressed, and credit spreads narrowed significantly. Over the course of the year the U.S. Federal Reserve lowered the target rate for federal funds from 1.00% on October 31, 2008 to between 0% and 0.25% by October 31, 2009, and continued to add liquidity into the financial system through various loan programs and capital injections into financial institutions. Central banks around the world took similar actions to loosen credit markets. The three-month London Interbank Offered Rate (LIBOR), a widely-used benchmark of short-term interest rates, fell 275 basis points during the 12 months ended October 31, 2009, while the yield on ten-year U.S. Treasury notes declined 57 basis points. The yield curve remained upwardly sloped throughout the year.

	10/31/09	10/31/08	Change
Three-Month LIBOR (yield)	0.28%	3.03%	–90.76%
Ten-Year U.S. Treasury Notes (yield)	3.38%	3.95%	–14.43%

Source: Bloomberg. “Change” values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. For the 12 months ended October 31, 2009, total returns were 0.32% for three-month U.S. Treasury bills, 6.77% for five-year U.S. Treasury notes, and 5.57% for thirty-year U.S. Treasury bonds.

Some of the Advisor’s fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S.

Fixed Income Portfolio Performance Overview

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities with an average maturity of one year or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased to 340 days on October 31, 2009, from 265 days on October 31, 2008.

For the 12 months ended October 31, 2009 the total return was 3.80% for the Portfolio, 1.05% for the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index, and 1.86% for the BofA Merrill Lynch One-Year U.S. Treasury Note Index. During the period, interest rates declined but maintained a positive expected return premium. Relative to the Indexes, the Portfolio benefited from exposure to securities with higher credit risk premium. The Portfolio had exposure to corporate and agency debt, which significantly outperformed Treasury debt during the period of tightening credit spreads. Additionally, the Portfolio benefited from the period of falling interest rates, as it maintained a higher average maturity than the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and had allocations to 1-2 year maturity securities, which significantly outperformed less-than-1-year maturity securities. The benchmarks had no exposure to securities with maturities of over one year.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and currency-hedged global fixed income instruments maturing in two years or less. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Norway, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased to 1.46 years on October 31, 2009, from 0.74 years on October 31, 2008.

For the 12 months ended October 31, 2009 the total return was 3.71% for the Portfolio and 3.42% for the Citigroup World Government Bond Index 1-3 Years (hedged). Relative to the Index, outperformance of the Portfolio was primarily due to structural and maturity differences between the Portfolio and Index. A higher exposure to government agency securities, which outperformed sovereign government debt, had a positive impact on the relative performance. The Portfolio had an average duration of 1.42 years on October 31, 2009 compared to 1.89 years for the Index, which limited relative returns in a falling interest rate environment.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in two years or less. It hedges foreign currency exposure on a selective basis to capture the higher interest rates that may be offered in foreign yield curves. Eligible countries include but are not limited to Australia, Canada, Denmark, the EMU countries, Japan, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased to 1.31 years on October 31, 2009, from 0.47 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 12.23% for the Portfolio and 12.18% for the Citigroup World Government Bond Index 1-3 Years (unhedged). Relative to the Index, outperformance of the Portfolio was primarily due to differences in currency exposures. In particular, the Portfolio was aided by its unhedged Australian Dollar, New Zealand Dollar and Norwegian Krone holdings.

DFA Five-Year Government Portfolio

The DFA Five-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in five years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio decreased to 3.06 years on October 31, 2009 from 3.46 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 7.27% for the Portfolio and 4.56% for the BofA Merrill Lynch US Treasury/Agency Index 1-5 Years. Relative to the Index, outperformance by the Portfolio was primarily due to structural differences. The Portfolio had much higher exposure to agency debt, which significantly outperformed Treasury debt during the period of significantly tightening credit spreads. Interest rates declined during the period, but the yield curve continued to be upwardly-sloped and exhibited positive expected term premium. The Portfolio also benefited from a longer duration than the Index during the period when interest rates declined.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and currency-hedged global fixed income instruments maturing in five years or less. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Norway, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased from 2.46 years on October 31, 2008 to 3.52 years on October 31, 2009.

For the 12 months ended October 31, 2009 the total return was 7.74% for the Portfolio and 4.26% for the Citigroup World Government Bond Index 1-5 Years (hedged). Relative to the Index, outperformance by the Portfolio was primarily due to structural and maturity differences. A higher exposure to government agency and corporate securities, during a period when credit spreads narrowed relative to sovereign governments, contributed to the outperformance.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio seeks to provide a market rate of return and current income from investing generally in U.S. Treasury and government agency issues with maturities of between five and fifteen years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio decreased to 5.83 years on October 31, 2009 from 6.37 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 10.71% for the Portfolio and 7.05% for the Barclays Capital U.S. Government Bond Index. The Portfolio’s outperformance was primarily due to a much higher allocation to agency debt, which significantly outperformed Treasury debt during the period of tightening credit spreads. The Portfolio also benefited from the period of falling interest rates, as it had a higher allocation to securities with maturities greater than ten years.

DFA Short-Term Extended Quality Portfolio

The DFA Short-Term Extended Quality Fixed Income Portfolio seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum. However, the Portfolio will not emphasize investment grade obligations rated in the lower half of the investment grade spectrum when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio primarily invests in securities that mature within five years from the date of settlement, and seeks to maintain an average portfolio duration of approximately three years or less. The Portfolio hedges foreign currency risks. The average maturity of the Portfolio was 3.12 years on October 31, 2009.

From the Portfolio’s inception on March 4, 2009, through October 31, 2009, total returns were 7.49% for the Portfolio and 5.24% for the BofA Merrill Lynch US Corporate and Government Index 1-5 Years. Relative to the Index, the Portfolio’s outperformance was primarily due to its significant overweight in corporate securities during the period when corporate securities outperformed government securities. The Portfolio’s average duration remained close to 2.8 years over the period as upwardly sloped yield curves exhibited positive expected return premiums.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio seeks to provide inflation protection and current income from investing generally in inflation-protected securities issued by the US government and its agencies and instrumentalities with maturities of between five and twenty years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio increased to 8.73 years on October 31, 2009, from 8.60 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 17.70% for the Portfolio and 17.15% for the Barclays Capital U.S. TIPS Index. The Portfolio’s outperformance was primarily due to structural differences with the Index. A much lower allocation to short-term securities, which underperformed intermediate and long-term securities during the period of falling interest rates, contributed to the outperformance.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of high-quality municipal securities providing current income exempt from federal personal income tax. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio increased to 2.78 years on October 31, 2009 from 1.53 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 4.32% for the Portfolio and 7.34% for the Barclays Capital Municipal Bond Index 3 Years. Municipal interest rates decreased significantly during the period, and the Portfolio’s relative underperformance was primarily due to its shorter duration.

DFA California Short-Term Municipal Bond Portfolio

The DFA California Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of municipal securities providing current income exempt from federal personal income taxes and California state personal income taxes. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity increased to 2.78 years on October 31, 2009, from 2.12 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 4.91% for the Portfolio and 5.37% for the BofA Merrill Lynch California Municipal Bond Index 1-3 Years. California municipal interest rates decreased significantly during the period, and the Portfolio’s 25% average allocation to securities with maturities of less than one year contributed to the relative underperformance.

Sources: Citigroup bond indexes copyright 2009 by Citigroup. Barclays Capital data, formerly Lehman Brothers, provided by Barclays Bank PLC. The Merrill Lynch Indices are used with permission; copyright 2009 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLES

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,200.60	0.15%	$0.83
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.45	0.15%	$0.77

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Enhanced U.S. Large Company Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,216.90	0.30%	$1.68
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

U.S. Large Cap Value Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,241.40	0.30%	$1.69
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$1,189.10	0.52%	$2.87
Class R2 Shares	$1,000.00	$1,189.90	0.68%	$3.75
Institutional Class Shares	$1,000.00	$1,190.70	0.42%	$2.32
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.58	0.52%	$2.65
Class R2 Shares	$1,000.00	$1,021.78	0.68%	$3.47
Institutional Class Shares	$1,000.00	$1,023.09	0.42%	$2.14

U.S. Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,214.80	0.54%	$3.01
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.48	0.54%	$2.75

U.S. Core Equity 1 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,194.80	0.23%	$1.27
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.05	0.23%	$1.17

U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,192.60	0.25%	$1.38
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.95	0.25%	$1.28

U.S. Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,196.70	0.36%	$1.99
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.39	0.36%	$1.84

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
T.A. U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,188.30	0.29%	$1.60
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.74	0.29%	$1.48

U.S. Small Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,200.50	0.40%	$2.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.19	0.40%	$2.04

U.S. Micro Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,175.90	0.55%	$3.02
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.43	0.55%	$2.80

DFA Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,270.00	0.37%	$2.12
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.34	0.37%	$1.89

Large Cap International Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,299.90	0.32%	$1.86
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

International Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,347.00	0.42%	$2.48
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.09	0.42%	$2.14

T.A. World ex U.S. Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,363.10	0.51%	$3.04
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

International Small Company Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,372.40	0.57%	$3.41
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.33	0.57%	$2.91

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Japanese Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,226.20	0.57%	$3.20
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.33	0.57%	$2.91

Asia Pacific Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,670.90	0.64%	$4.31
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.98	0.64%	$3.26

United Kingdom Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,334.70	0.62%	$3.65
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

Continental Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,394.00	0.62%	$3.74
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

DFA International Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,459.60	0.43%	$2.67
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.04	0.43%	$2.19

DFA Global Real Estate Securities Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,360.90	0.47%	$2.80
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.84	0.47%	$2.40

DFA International Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,360.20	0.71%	$4.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.63	0.71%	$3.62

International Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,359.20	0.60%	$3.57
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.18	0.60%	$3.06

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Emerging Markets Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,380.80	0.62%	$3.72
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

Emerging Markets Small Cap Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,509.00	0.80%	$5.06
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.17	0.80%	$4.08

Emerging Markets Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,422.40	0.67%	$4.09
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.83	0.67%	$3.41

DFA One-Year Fixed Income Portfolio****
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,013.20	0.22%	$1.12
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Two-Year Global Fixed Income Portfolio****
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,013.30	0.22%	$1.12
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,091.70	0.26%	$1.37
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.89	0.26%	$1.33

DFA Five-Year Government Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,018.90	0.27%	$1.37
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.84	0.27%	$1.38

DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,037.70	0.32%	$1.64
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,026.90	0.16%	$0.82
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.40	0.16%	$0.82

DFA Short-Term Extended Quality Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,060.60	0.22%	$1.14
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Inflation-Protected Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,066.20	0.17%	$0.89
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.35	0.17%	$0.87

DFA Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,010.10	0.26%	$1.32
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.89	0.26%	$1.33

DFA California Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,009.70	0.27%	$1.37
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.84	0.27%	$1.38

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds’ portion of the expenses of its Master Funds (Affiliated Investment Companies).

****

Effective October 23, 2009, the Portfolio invests directly in securities rather than through the Master Fund. The expenses shown reflect the direct expenses of the Portfolio and the indirect payments of the Portfolio’s portion of the expenses, for the period May 1, 2009 through October 22, 2009 of the Master Fund (Affiliated Investment Company).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Company Portfolio	100.0%
U.S. Large Cap Value Portfolio	100.0%
International Small Company Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
DFA Global Real Estate Securities Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

U.S. Targeted Value Portfolio
Consumer Discretionary	18.1%
Consumer Staples	3.5%
Energy	8.5%
Financials	22.6%
Health Care	7.3%
Industrials	14.8%
Information Technology	18.2%
Materials	6.2%
Telecommunication Services	0.3%
Utilities	0.5%

100.0%

U.S. Small Cap Value Portfolio
Consumer Discretionary	18.3%
Consumer Staples	3.0%
Energy	8.7%
Financials	22.6%
Health Care	6.1%
Industrials	18.2%
Information Technology	16.5%
Materials	6.3%
Other	—
Telecommunication Services	0.3%
Utilities	—

100.0%

U.S. Core Equity 1 Portfolio
Consumer Discretionary	12.7%
Consumer Staples	9.0%
Energy	10.1%
Financials	15.7%
Health Care	11.6%
Industrials	12.1%
Information Technology	17.3%
Materials	4.9%
Other	—
Telecommunication Services	2.7%
Utilities	3.9%

100.0%

U.S. Core Equity 2 Portfolio
Consumer Discretionary	14.5%
Consumer Staples	7.2%
Energy	10.4%
Financials	19.4%
Health Care	10.1%
Industrials	12.9%
Information Technology	14.6%
Materials	5.2%
Other	—
Telecommunication Services	3.1%
Utilities	2.6%

100.0%

U.S. Vector Equity Portfolio
Consumer Discretionary	16.3%
Consumer Staples	5.2%
Energy	10.0%
Financials	23.3%
Health Care	8.9%
Industrials	13.0%
Information Technology	14.3%
Materials	5.6%
Other	—
Telecommunication Services	1.9%
Utilities	1.5%

100.0%

T.A. U.S. Core Equity 2 Portfolio
Consumer Discretionary	14.8%
Consumer Staples	6.8%
Energy	10.3%
Financials	18.5%
Health Care	10.3%
Industrials	13.5%
Information Technology	14.8%
Materials	4.8%
Telecommunication Services	3.4%
Utilities	2.8%

100.0%

U.S. Small Cap Portfolio
Consumer Discretionary	18.1%
Consumer Staples	4.2%
Energy	5.6%
Financials	12.8%
Health Care	13.0%
Industrials	17.3%
Information Technology	20.6%
Materials	5.0%
Other	—
Telecommunication Services	1.1%
Utilities	2.3%

100.0%

U.S. Micro Cap Portfolio
Consumer Discretionary	17.6%
Consumer Staples	4.8%
Energy	3.5%
Financials	14.5%
Health Care	14.5%
Industrials	16.7%
Information Technology	21.3%
Materials	4.2%
Other	—
Telecommunication Services	1.2%
Utilities	1.7%

100.0%

DFA Real Estate Securities Portfolio
Real Estate Investment Trusts	100.0%

100.0%

Large Cap International Portfolio
Consumer Discretionary	9.3%
Consumer Staples	9.5%
Energy	9.9%
Financials	25.7%
Health Care	7.5%
Industrials	10.9%
Information Technology	4.9%
Materials	10.8%
Other	—
Real Estate Investment Trusts	—
Telecommunication Services	6.0%
Utilities	5.5%

100.0%

International Core Equity Portfolio
Consumer Discretionary	13.3%
Consumer Staples	6.8%
Energy	8.4%
Financials	26.8%
Health Care	4.1%
Industrials	16.2%
Information Technology	5.4%
Materials	13.0%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	3.1%
Utilities	2.8%

100.0%

T.A. World ex U.S. Core Equity Portfolio
Consumer Discretionary	12.7%
Consumer Staples	6.3%
Energy	7.4%
Financials	27.0%
Health Care	4.0%
Industrials	16.1%
Information Technology	6.5%
Materials	14.3%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	2.8%
Utilities	2.8%

100.0%

40

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DFA International Real Estate Securities Portfolio
Financials	5.3%
Other	—
Real Estate Investment Trusts	94.7%

100.0%

DFA International Small Cap Value Portfolio
Consumer Discretionary	18.4%
Consumer Staples	6.9%
Energy	4.4%
Financials	21.4%
Health Care	1.8%
Industrials	23.3%
Information Technology	5.7%
Materials	17.2%
Other	0.1%
Real Estate Investment Trusts	0.1%
Telecommunication Services	0.3%
Utilities	0.4%

100.0%

International Vector Equity Portfolio
Consumer Discretionary	15.2%
Consumer Staples	5.9%
Energy	6.8%
Financials	26.2%
Health Care	3.5%
Industrials	18.0%
Information Technology	6.1%
Materials	15.1%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	1.7%
Utilities	1.4%

100.0%

Emerging Markets Core Equity Portfolio
Consumer Discretionary	10.2%
Consumer Staples	6.6%
Energy	9.1%
Financials	23.5%
Health Care	3.7%
Industrials	11.3%
Information Technology	9.9%
Materials	16.2%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	5.9%
Utilities	3.5%

100.0%

FIXED INCOME PORTFOLIOS

Enhanced U.S. Large Company Portfolio
Corporate	20.2%
Government	21.0%
Foreign Corporate	19.7%
Foreign Government	34.3%
Supranational	4.8%

100.0%

DFA One-Year Fixed Income Portfolio
Corporate	43.2%
Government	39.5%
Foreign Corporate	7.2%
Foreign Government	9.8%
Supranational	0.3%

100.0%

DFA Two-Year Global Fixed Income Portfolio
Corporate	13.2%
Government	36.7%
Foreign Corporate	13.4%
Foreign Government	35.1%
Supranational	1.6%

100.0%

DFA Selectively Hedged Global Fixed Income Portfolio
Corporate	13.2%
Government	25.9%
Foreign Corporate	20.5%
Foreign Government	30.5%
Supranational	9.9%

100.0%

DFA Five-Year Government Portfolio
Government	100.0%

100.0%

DFA Five-Year Global Fixed Income Portfolio
Corporate	16.4%
Government	29.9%
Foreign Corporate	18.7%
Foreign Government	22.3%
Supranational	12.7%

100.0%

DFA Intermediate Government Fixed Income Portfolio
Government	100.0%

100.0%

DFA Short-Term Extended Quality Portfolio
Corporate	59.8%
Government	6.7%
Foreign Corporate	13.8%
Foreign Government	18.3%
Supranational	1.4%

100.0%

DFA Inflation-Protected Securities Portfolio
Government	100.0%

100.0%

DFA Short-Term Municipal Bond Portfolio
Muni Insured	30.3%
Muni G.O. Local	30.0%
Muni G.O. State	27.6%
Muni Revenue	12.1%

100.0%

DFA California Short-Term Municipal Bond Portfolio
Muni Insured	57.6%
Muni G.O. Local	14.4%
Muni G.O. State	15.7%
Muni Revenue	12.3%

100.0%

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2009

U.S. LARGE COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Company Series of The DFA Investment Trust Company	$2,719,708,191

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,707,794,365)	$2,719,708,191

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$2,719,708,191	—	—	$2,719,708,191

See accompanying Notes to Financial Statements.

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount^	Value†
	(000)
BONDS — (70.1%)
AUSTRALIA — (4.8%)
Australia & New Zealand Banking Group, Ltd.
(u) 4.875%, 11/08/10	3,258	$3,351,439
(u) 5.500%, 05/24/11	1,000	1,052,732
Commonwealth Bank of Australia
(u) 4.750%, 01/27/11	434	447,160
(g) 6.000%, 03/18/11	1,000	1,729,714
National Australia Bank, Ltd.
(u) 5.125%, 03/08/10	1,500	1,520,665

TOTAL AUSTRALIA		8,101,710

AUSTRIA — (3.4%)
ASFINAG
(u) 4.750%, 11/17/10	3,500	3,639,191
Oesterreichische Kontrollbank AG
(u) 2.875%, 03/15/11	1,000	1,030,422
Republic of Austria
(u) 4.375%, 08/30/10	1,000	1,030,087

TOTAL AUSTRIA		5,699,700

CANADA — (8.1%)
Canada Housing Trust
4.600%, 09/15/11	2,000	1,956,934
Canadian Government Bond
1.250%, 06/01/11	2,500	2,318,747
Ontario, Province of Canada
(u) 3.125%, 09/08/10	3,400	3,475,361
Royal Bank of Canada
(u) 5.650%, 07/20/11	1,500	1,611,332
(e) 5.750%, 07/25/11	2,000	3,130,774
Toronto-Dominion Bank
(g) 6.875%, 06/24/11	650	1,147,065

TOTAL CANADA		13,640,213

FRANCE — (3.1%)
Agence Francaise de Developpement
(u) 4.125%, 06/24/11	1,500	1,565,511
Caisse D’amortissement de la Dette Sociale
(u) 4.250%, 11/08/10	3,500	3,615,916

TOTAL FRANCE		5,181,427

	Face Amount^	Value†
	(000)

GERMANY — (7.4%)
Kreditanstalt fuer Wiederaufbau
(u) 4.625%, 01/20/11	3,000	$3,132,237
(g) 4.375%, 03/07/11	600	1,024,404
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u) 3.250%, 10/29/10	4,000	4,089,112
Landwirtschaftliche Rentenbank
(u) 4.250%, 01/21/11	4,000	4,156,204

TOTAL GERMANY		12,401,957

JAPAN — (0.6%)
Japan Finance Corp.
(u) 2.000%, 06/24/11	1,000	1,015,621

NETHERLANDS — (10.0%)
Bank Nederlandse Gemeenten
(u) 3.375%, 12/15/10	3,000	3,076,824
(u) 3.375%, 01/18/11	800	822,731
Deutsche Bahn Finance
(u) 5.125%, 01/05/11	4,500	4,678,285
Nederlandse Waterschapsbank
(u) 2.875%, 06/16/11	4,000	4,100,980
Rabobank Nederland
(u) 5.000%, 02/15/11	2,200	2,306,971
(g) 5.000%, 04/11/11	1,000	1,708,046

TOTAL NETHERLANDS		16,693,837

NORWAY — (2.5%)
Kommunalbanken
(u) 3.250%, 06/15/11	4,000	4,129,264

SPAIN — (2.7%)
Instituto de Credito Oficial
(u) 4.625%, 10/26/10	3,400	3,519,112
(u) 1.875%, 04/15/11	1,000	1,013,200

TOTAL SPAIN		4,532,312

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (4.6%)
Council of Europe Development Bank
(u) 6.125%, 01/25/11	2,000	2,121,490
Inter-American Development Bank
(u) 5.000%, 04/05/11	1,500	1,586,520

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Nordic Investment Bank
(u) 4.875%, 03/15/11	3,840	$4,060,401

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		7,768,411

SWEDEN — (3.3%)
Kommuninvest I Sverige
(u) 5.375%, 06/15/11	1,000	1,061,023
Svensk Exportkredit AB
(u) 4.000%, 06/15/10	4,332	4,424,800

TOTAL SWEDEN		5,485,823

UNITED KINGDOM — (5.7%)
BP Capital Markets P.L.C. Floating Rate Note
(r)(u)1.293%, 03/17/11	2,000	2,027,078
Network Rail Infrastructure Finance P.L.C.
(u) 3.000%, 01/24/11	3,115	3,191,031
United Kingdom Gilt
9.000%, 07/12/11	2,300	4,272,379

TOTAL UNITED KINGDOM		9,490,488

UNITED STATES — (13.9%)
CME Group, Inc. Floating Rate Note
(r) 1.121%, 08/06/10	$4,000	4,019,660
General Electric Capital Corp. Floating Rate Note
(r) 0.933%, 02/01/11	4,000	3,982,756
John Deere Capital Corp. Floating Rate Note
(r) 0.837%, 02/26/10	4,000	4,005,840
JPMorgan Chase & Co. Floating Rate Note
(r) 0.781%, 11/19/09	2,000	2,000,504
(r) 1.050%, 06/13/11	1,800	1,812,994
Procter & Gamble International Funding Floating Rate Note
(r) 0.478%, 05/07/10	400	399,620
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.345%, 06/16/10	1,000	1,000,631
(r) 0.384%, 10/04/11	2,000	1,996,186

	Face Amount	Value†
	(000)

UNITED STATES — (Continued)
Wells Fargo Bank & Co.
4.625%, 08/09/10	$4,000	$4,121,152

TOTAL UNITED STATES		23,339,343

TOTAL BONDS		117,480,106

AGENCY OBLIGATIONS — (18.0%)
Federal Farm Credit Bank
1.125%, 10/03/11	2,000	1,998,506
Federal Home Loan Bank
1.625%, 03/16/11	1,000	1,013,162
1.375%, 05/16/11	1,500	1,514,568
3.750%, 09/09/11	2,000	2,105,046
❖ 3.625%, 09/16/11	4,200	4,414,070
Federal Home Loan Bank Discount Note
(y) 0.077%, 12/11/09	15,000	14,999,028
Federal Home Loan Mortgage Corporation
6.000%, 06/15/11	1,000	1,083,118
Federal National Mortgage Association
3.375%, 05/19/11	3,000	3,122,145

TOTAL AGENCY OBLIGATIONS		30,249,643

COMMERCIAL PAPER — (8.4%)
Bank of America Corp.
0.100%, 11/02/09	2,500	2,499,986
Caisse Cent Desjardins Du Quebec
0.310%, 11/19/09	2,000	1,999,728
Ireland
0.400%, 11/20/09	2,000	1,999,711
PACCAR Financial Corp.
0.200%, 12/17/09	2,000	1,999,408
Procter & Gamble International Funding
0.220%, 11/02/09	2,000	1,999,971
Queensland Treasury Corp.
0.190%, 12/15/09	2,000	1,999,438
Total Capital
0.170%, 12/30/09	1,500	1,499,570

TOTAL COMMERCIAL PAPER		13,997,812

	Shares
EXCHANGE-TRADED FUND — (2.7%)
UNITED STATES — (2.7%)
SPDR Trust Series I	44,100	4,566,996

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†

TEMPORARY CASH INVESTMENTS — (0.8%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	1,327,514	$1,327,514

Value†

TOTAL INVESTMENTS — (100.0%) (Cost $165,748,889)	$167,622,071

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	$—	$117,480,106	—	$117,480,106
Agency Obligations	—	30,249,643	—	30,249,643
Commercial Paper	—	13,997,812	—	13,997,812
Exchange-Traded Fund	4,566,996	—	—	4,566,996
Temporary Cash Investments	1,327,514	—	—	1,327,514
Other Financial Instruments**	1,705,113	38,625	—	1,743,738

TOTAL	$7,599,623	$161,766,186	—	$169,365,809

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2009

U.S. LARGE CAP VALUE PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$5,864,670,633

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $4,959,195,121)	$5,864,670,633

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$5,864,670,633	—	—	$5,864,670,633

See accompanying Notes to Financial Statements.

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.3%)
Consumer Discretionary — (15.1%)
#*AutoNation, Inc.	285,685	$4,925,209	0.3%
Cinemark Holdings, Inc.	382,492	4,433,082	0.3%
#*Collective Brands, Inc.	278,432	5,164,914	0.4%
#Jarden Corp.	239,973	6,572,860	0.5%
#*Mohawk Industries, Inc.	102,954	4,409,520	0.3%
#*Penske Automotive Group, Inc.	322,318	5,047,500	0.3%
Phillips-Van Heusen Corp.	104,053	4,177,728	0.3%
#*Royal Caribbean Cruises, Ltd.	278,627	5,636,624	0.4%
#*Toll Brothers, Inc.	269,219	4,662,873	0.3%
#Whirlpool Corp.	110,030	7,877,048	0.5%
#Wyndham Worldwide Corp.	271,939	4,636,560	0.3%
Other Securities		211,275,934	14.2%

Total Consumer Discretionary		268,819,852	18.1%

Consumer Staples — (2.9%)
*Constellation Brands, Inc. Class A	282,958	4,476,396	0.3%
Del Monte Foods Co.	386,240	4,171,392	0.3%
#PepsiAmericas, Inc.	160,714	4,699,277	0.3%
Other Securities		38,325,835	2.6%

Total Consumer Staples		51,672,900	3.5%

Energy — (7.1%)
#Cimarex Energy Co.	126,477	4,952,839	0.3%
#Pioneer Natural Resources Co.	149,975	6,165,472	0.4%
*Plains Exploration & Production Co.	155,941	4,132,436	0.3%
*Whiting Petroleum Corp.	72,600	4,094,640	0.3%
Other Securities		106,147,722	7.2%

Total Energy		125,493,109	8.5%

Financials — (18.9%)
American Financial Group, Inc.	221,530	5,449,638	0.3%
#*AmeriCredit Corp.	308,822	5,450,708	0.4%
First American Corp.	179,565	5,456,980	0.4%
*First Horizon National Corp.	346,956	4,104,489	0.3%
Genworth Financial, Inc.	545,763	5,796,003	0.4%
Hanover Insurance Group, Inc.	99,669	4,192,078	0.3%
HCC Insurance Holdings, Inc.	177,467	4,683,354	0.3%
Huntington Bancshares, Inc.	1,168,996	4,453,875	0.3%
#Old Republic International Corp.	431,692	4,610,471	0.3%
Reinsurance Group of America, Inc.	119,151	5,492,861	0.4%
Transatlantic Holdings, Inc.	115,613	5,838,456	0.4%
White Mountains Insurance Group, Ltd.	15,966	4,952,174	0.3%
Other Securities		274,940,649	18.5%

Total Financials		335,421,736	22.6%

Health Care — (6.1%)
#*Community Health Systems, Inc.	178,748	5,591,237	0.4%
#*Inverness Medical Innovations, Inc.	131,000	4,979,310	0.3%
*King Pharmaceuticals, Inc.	479,100	4,853,283	0.3%
Other Securities		92,153,883	6.2%

Total Health Care		107,577,713	7.2%

Industrials — (12.3%)
Applied Industrial Technologies, Inc.	202,120	4,088,888	0.3%
Masco Corp.	483,152	5,677,036	0.4%
#Ryder System, Inc.	101,652	4,121,989	0.3%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
Other Securities		$205,535,777	13.8%

Total Industrials		219,423,690	14.8%

Information Technology — (15.2%)
*3Com Corp.	1,419,866	7,298,111	0.5%
*Arrow Electronics, Inc.	227,021	5,752,712	0.4%
*Avnet, Inc.	196,527	4,869,939	0.3%
*Benchmark Electronics, Inc.	298,403	5,013,170	0.3%
#*Cypress Semiconductor Corp.	579,563	4,885,716	0.3%
*Euronet Worldwide, Inc.	170,179	4,024,733	0.3%
Fidelity National Information Services, Inc.	259,600	5,648,896	0.4%
*IAC/InterActiveCorp.	221,621	4,197,502	0.3%
*Ingram Micro, Inc.	317,283	5,600,045	0.4%
Jabil Circuit, Inc.	387,509	5,184,870	0.3%
#*Rovi Corp.	191,465	5,274,861	0.4%
*Tech Data Corp.	220,978	8,492,185	0.6%
Other Securities		203,236,729	13.7%

Total Information Technology		269,479,469	18.2%

Materials — (5.1%)
Cabot Corp.	204,579	4,486,417	0.3%
#MeadWestavco Corp.	313,877	7,165,812	0.5%
Other Securities		79,535,488	5.3%

Total Materials		91,187,717	6.1%

Telecommunication Services — (0.2%)
Other Securities		4,169,050	0.3%

Utilities — (0.4%)
Other Securities		7,562,210	0.5%

TOTAL COMMON STOCKS		1,480,807,446	99.8%

RIGHTS/WARRANTS — (0.0%)
Other Securities		969	0.0%

TEMPORARY CASH INVESTMENTS — (0.9%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	15,296,895	15,296,895	1.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.8%)
§@DFA Short Term Investment Fund LP	278,907,219	278,907,219	18.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,598,967 FHLMC 5.793%(r), 01/01/37, valued at $1,459,993) to be repurchased at $1,417,478	$1,417	1,417,469	0.1%

TOTAL SECURITIES LENDING COLLATERAL		280,324,688	18.9%

TOTAL INVESTMENTS — (100.0%) (Cost $1,874,838,984)		$1,776,429,998	119.7%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$268,812,122	$7,730	—	$268,819,852
Consumer Staples	51,672,900	—	—	51,672,900
Energy	125,493,109	—	—	125,493,109
Financials	335,421,736	—	—	335,421,736
Health Care	107,577,713	—	—	107,577,713
Industrials	219,423,690	—	—	219,423,690
Information Technology	269,476,519	2,950	—	269,479,469
Materials	91,187,717	—	—	91,187,717
Telecommunication Services	4,169,050	—	—	4,169,050
Utilities	7,562,210	—	—	7,562,210
Rights/Warrants	969	—	—	969
Temporary Cash Investments	15,296,895	—	—	15,296,895
Securities Lending Collateral	—	280,324,688	—	280,324,688

TOTAL	$1,496,094,630	$280,335,368	—	$1,776,429,998

See accompanying Notes to Financial Statements.

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (86.3%)
Consumer Discretionary — (15.8%)
#American Greetings Corp. Class A	1,904,200	$38,731,428	0.7%
Bob Evans Farms, Inc.	984,921	25,873,875	0.4%
Foot Locker, Inc.	2,143,946	22,468,554	0.4%
Jarden Corp.	1,909,448	52,299,781	0.9%
Jones Apparel Group, Inc.	1,788,255	31,991,882	0.6%
#*Penske Automotive Group, Inc.	2,028,957	31,773,467	0.6%
#Scholastic Corp.	1,711,917	42,575,376	0.7%
Other Securities		793,297,778	14.0%

Total Consumer Discretionary		1,039,012,141	18.3%

Consumer Staples — (2.6%)
#*Hain Celestial Group, Inc.	1,303,172	22,857,637	0.4%
#Universal Corp.	653,753	27,189,587	0.5%
Other Securities		119,553,794	2.1%

Total Consumer Staples		169,601,018	3.0%

Energy — (7.5%)
*Bristow Group, Inc.	929,038	27,081,458	0.5%
#*Helix Energy Solutions Group, Inc.	1,727,104	23,713,138	0.4%
#Overseas Shipholding Group, Inc.	736,187	28,895,340	0.5%
#*SEACOR Holdings, Inc.	312,838	25,424,344	0.5%
Other Securities		385,596,115	6.8%

Total Energy		490,710,395	8.7%

Financials — (19.5%)
#*AmeriCredit Corp.	2,109,220	37,227,733	0.7%
*Argo Group International Holdings, Ltd.	919,019	31,209,885	0.5%
Delphi Financial Group, Inc. Class A	1,232,969	26,755,427	0.5%
Infinity Property & Casualty Corp.	579,946	22,426,512	0.4%
*Navigators Group, Inc.	458,215	24,317,470	0.4%
#NewAlliance Bancshares, Inc.	3,348,207	37,098,134	0.6%
#*PHH Corp.	1,619,647	26,173,496	0.5%
#Prosperity Bancshares, Inc.	777,550	27,828,514	0.5%
Provident Financial Services, Inc.	2,524,606	27,139,514	0.5%
Selective Insurance Group, Inc.	1,931,259	29,586,888	0.5%
Unitrin, Inc.	1,168,143	22,895,603	0.4%
Washington Federal, Inc.	1,442,759	24,743,317	0.4%
#Wintrust Financial Corp.	865,512	24,416,094	0.4%
Other Securities		916,613,580	16.2%

Total Financials		1,278,432,167	22.5%

Health Care — (5.2%)
*Kindred Healthcare, Inc.	1,556,280	22,877,316	0.4%
#*LifePoint Hospitals, Inc.	1,732,785	49,089,799	0.9%
Other Securities		271,704,113	4.8%

Total Health Care		343,671,228	6.1%

Industrials — (15.8%)
#Alexander & Baldwin, Inc.	1,094,786	31,562,680	0.6%
#Applied Industrial Technologies, Inc.	1,273,350	25,759,871	0.4%
#Briggs & Stratton Corp.	1,918,846	35,882,420	0.6%
*EnerSys, Inc.	1,239,788	27,399,315	0.5%
*Esterline Technologies Corp.	1,043,023	43,921,699	0.8%
#GATX Corp.	1,374,465	37,357,959	0.7%
*MPS Group, Inc.	2,729,886	36,908,059	0.6%
*Oshkosh Truck Corp. Class B	1,447,301	45,242,629	0.8%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
Seaboard Corp.	18,999	$25,667,649	0.4%
SkyWest, Inc.	1,621,728	22,655,540	0.4%
#Trinity Industries, Inc.	1,569,201	26,488,113	0.5%
Watts Water Technologies, Inc.	882,816	24,939,552	0.4%
Other Securities		650,146,702	11.5%

Total Industrials		1,033,932,188	18.2%

Information Technology — (14.2%)
*Benchmark Electronics, Inc.	2,841,081	47,730,161	0.8%
#*Coherent, Inc.	952,417	23,934,239	0.4%
*Integrated Device Technology, Inc.	3,811,553	22,411,932	0.4%
*MKS Instruments, Inc.	1,978,214	30,939,267	0.6%
#*Skyworks Solutions, Inc.	3,593,575	37,480,987	0.7%
#*SYNNEX Corp.	978,845	25,185,682	0.4%
*Tech Data Corp.	1,314,127	50,501,901	0.9%
Other Securities		696,324,463	12.3%

Total Information Technology		934,508,632	16.5%

Materials — (5.4%)
#*Coeur d’Alene Mines Corp.	1,229,731	24,692,998	0.5%
#*OM Group, Inc.	836,126	22,592,125	0.4%
#Westlake Chemical Corp.	1,707,624	41,478,187	0.7%
Other Securities		266,133,234	4.7%

Total Materials		354,896,544	6.3%

Other — (0.0%)
Other Securities		14,709	0.0%

Telecommunication Services — (0.3%)
Other Securities		19,487,174	0.3%

Utilities — (0.0%)
Other Securities		1,886,349	0.0%

TOTAL COMMON STOCKS		5,666,152,545	99.9%

RIGHTS/WARRANTS — (0.0%)
Other Securities		8,086	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.7%)
§@DFA Short Term Investment Fund LP	891,912,224	891,912,224	15.7%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $12,306,408 FHLMC 5.945%(r), 07/01/37, valued at $9,454,190) to be repurchased at $9,178,886	$9,179	9,178,825	0.2%

TOTAL SECURITIES LENDING COLLATERAL		901,091,049	15.9%

TOTAL INVESTMENTS — (100.0%) (Cost $7,346,609,773)		$6,567,251,680	115.8%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,038,674,739	$337,402	—	$1,039,012,141
Consumer Staples	169,601,018	—	—	169,601,018
Energy	490,710,395	—	—	490,710,395
Financials	1,278,432,167	—	—	1,278,432,167
Health Care	343,010,581	660,647	—	343,671,228
Industrials	1,033,932,188	—	—	1,033,932,188
Information Technology	934,303,993	204,639	—	934,508,632
Materials	354,896,544	—	—	354,896,544
Other	—	14,709	—	14,709
Telecommunication Services	19,487,174	—	—	19,487,174
Utilities	1,886,349	—	—	1,886,349
Rights/Warrants	8,086	—	—	8,086
Securities Lending Collateral	—	901,091,049	—	901,091,049

TOTAL	$5,664,943,234	$902,308,446	—	$6,567,251,680

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (11.1%)
*Amazon.com, Inc.	49,380	$5,866,838	0.3%
Comcast Corp. Class A	347,609	5,040,331	0.3%
Disney (Walt) Co.	289,025	7,910,614	0.4%
#Home Depot, Inc.	200,625	5,033,681	0.2%
McDonald’s Corp.	124,831	7,316,345	0.4%
Time Warner, Inc.	188,821	5,687,289	0.3%
Other Securities		215,017,573	10.8%

Total Consumer Discretionary		251,872,671	12.7%

Consumer Staples — (7.9%)
Coca-Cola Co.	250,108	13,333,257	0.7%
CVS Caremark Corp.	263,150	9,289,195	0.5%
Kraft Foods, Inc.	255,784	7,039,176	0.3%
#PepsiCo, Inc.	171,759	10,400,007	0.5%
Philip Morris International, Inc.	212,774	10,076,977	0.5%
Procter & Gamble Co.	341,128	19,785,424	1.0%
Wal-Mart Stores, Inc.	347,708	17,274,133	0.9%
Other Securities		90,417,306	4.5%

Total Consumer Staples		177,615,475	8.9%

Energy — (8.9%)
Anadarko Petroleum Corp.	76,361	4,652,676	0.2%
Apache Corp.	58,756	5,530,115	0.3%
Chevron Corp.	276,544	21,166,678	1.1%
ConocoPhillips	239,732	12,029,752	0.6%
Exxon Mobil Corp.	442,772	31,733,469	1.6%
Occidental Petroleum Corp.	64,024	4,858,141	0.3%
Schlumberger, Ltd.	129,860	8,077,292	0.4%
Other Securities		112,273,218	5.6%

Total Energy		200,321,341	10.1%

Financials — (13.8%)
Bank of America Corp.	1,196,477	17,444,635	0.9%
Bank of New York Mellon Corp.	186,378	4,968,837	0.3%
Goldman Sachs Group, Inc.	77,173	13,132,529	0.7%
JPMorgan Chase & Co.	629,826	26,307,832	1.3%
Morgan Stanley	209,929	6,742,919	0.3%
Travelers Cos., Inc. (The)	98,865	4,922,488	0.2%
U.S. Bancorp	210,315	4,883,514	0.2%
Wells Fargo & Co.	683,030	18,796,986	0.9%
Other Securities		214,138,947	10.8%

Total Financials		311,338,687	15.6%

Health Care — (10.1%)
Abbott Laboratories	178,855	9,044,697	0.5%
*Amgen, Inc.	127,585	6,855,142	0.3%
Bristol-Myers Squibb Co.	231,655	5,050,079	0.2%
Johnson & Johnson	304,296	17,968,679	0.9%
#Merck & Co., Inc.	237,954	7,359,917	0.4%
Pfizer, Inc.	1,180,571	20,105,124	1.0%
Schering-Plough Corp.	182,136	5,136,235	0.3%
UnitedHealth Group, Inc.	183,755	4,768,442	0.2%
Other Securities		152,555,741	7.7%

Total Health Care		228,844,056	11.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.6%)
3M Co.	79,085	$5,818,283	0.3%
General Electric Co.	1,278,657	18,233,649	0.9%
United Technologies Corp.	103,303	6,347,969	0.3%
Other Securities		209,232,706	10.5%

Total Industrials		239,632,607	12.0%

Information Technology — (15.2%)
*Apple, Inc.	99,324	18,722,574	0.9%
*Cisco Sytems, Inc.	713,334	16,299,682	0.8%
*Google, Inc.	26,997	14,473,632	0.7%
Hewlett-Packard Co.	277,599	13,174,849	0.7%
Intel Corp.	614,522	11,743,515	0.6%
International Business Machines Corp.	135,495	16,342,052	0.8%
Microsoft Corp.	975,390	27,047,565	1.4%
Oracle Corp.	551,185	11,630,004	0.6%
QUALCOMM, Inc.	185,100	7,664,991	0.4%
Other Securities		205,577,304	10.3%

Total Information Technology		342,676,168	17.2%

Materials — (4.3%)
Other Securities		97,072,917	4.9%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.4%)
AT&T, Inc.	926,606	23,785,976	1.2%
Verizon Communications, Inc.	446,911	13,224,096	0.7%
Other Securities		16,360,101	0.8%

Total Telecommunication Services		53,370,173	2.7%

Utilities — (3.3%)
Other Securities		75,909,223	3.8%

TOTAL COMMON STOCKS		1,978,653,318	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		601	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	7,604,090	7,604,090	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.1%)
§@DFA Short Term Investment Fund LP	270,634,566	270,634,566	13.6%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,521,878 FHLMC 5.793%(r), 01/01/37, valued at $1,416,688) to be repurchased at $1,375,434	$1,375	1,375,425	0.1%

TOTAL SECURITIES LENDING COLLATERAL		272,009,991	13.7%

TOTAL INVESTMENTS — (100.0%) (Cost $2,487,093,788)		$2,258,268,000	113.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$251,868,671	$4,000	—	$251,872,671
Consumer Staples	177,615,475	—	—	177,615,475
Energy	200,321,341	—	—	200,321,341
Financials	311,338,687	—	—	311,338,687
Health Care	228,820,192	23,864	—	228,844,056
Industrials	239,632,607	—	—	239,632,607
Information Technology	342,675,389	779	—	342,676,168
Materials	97,072,917	—	—	97,072,917
Other	—	—	—	—
Telecommunication Services	53,370,173	—	—	53,370,173
Utilities	75,909,223	—	—	75,909,223
Rights/Warrants	334	267	—	601
Temporary Cash Investments	7,604,090	—	—	7,604,090
Securities Lending Collateral	—	272,009,991	—	272,009,991

TOTAL	$1,986,229,099	$272,038,901	—	$2,258,268,000

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (12.7%)
Comcast Corp. Class A	803,975	$11,657,638	0.3%
Disney (Walt) Co.	762,512	20,869,953	0.5%
*Liberty Media Corp. Entertainment Class A	324,533	10,002,107	0.3%
Lowe’s Cos., Inc.	577,087	11,293,593	0.3%
News Corp. Class A	776,144	8,941,179	0.2%
Time Warner, Inc.	505,637	15,229,786	0.4%
Other Securities		471,143,837	12.4%

Total Consumer Discretionary		549,138,093	14.4%

Consumer Staples — (6.3%)
Coca-Cola Co.	172,459	9,193,789	0.3%
CVS Caremark Corp.	598,385	21,122,991	0.6%
Kraft Foods, Inc.	594,231	16,353,237	0.4%
Procter & Gamble Co.	480,488	27,868,304	0.7%
Wal-Mart Stores, Inc.	405,500	20,145,240	0.5%
Other Securities		179,330,811	4.7%

Total Consumer Staples		274,014,372	7.2%

Energy — (9.1%)
Anadarko Petroleum Corp.	191,338	11,658,224	0.3%
Apache Corp.	140,063	13,182,730	0.3%
Chevron Corp.	638,061	48,837,189	1.3%
ConocoPhillips	584,396	29,324,991	0.8%
Devon Energy Corp.	160,926	10,413,521	0.3%
Exxon Mobil Corp.	404,458	28,987,505	0.8%
Marathon Oil Corp.	294,470	9,414,206	0.2%
Occidental Petroleum Corp.	157,660	11,963,241	0.3%
XTO Energy, Inc.	240,650	10,001,414	0.3%
Other Securities		220,292,233	5.8%

Total Energy		394,075,254	10.4%

Financials — (17.0%)
Bank of America Corp.	3,267,707	47,643,168	1.3%
Bank of New York Mellon Corp.	476,180	12,694,959	0.3%
Goldman Sachs Group, Inc.	174,144	29,634,084	0.8%
JPMorgan Chase & Co.	1,554,737	64,941,364	1.7%
MetLife, Inc.	327,880	11,157,756	0.3%
Morgan Stanley	535,661	17,205,431	0.5%
PNC Financial Services Group, Inc.	182,154	8,914,617	0.2%
Prudential Financial, Inc.	185,892	8,407,895	0.2%
Travelers Cos., Inc. (The)	240,418	11,970,412	0.3%
Wells Fargo & Co.	1,945,537	53,541,178	1.4%
Other Securities		469,783,862	12.3%

Total Financials		735,894,726	19.3%

Health Care — (8.8%)
Johnson & Johnson	294,829	17,409,652	0.5%
Pfizer, Inc.	2,232,446	38,018,555	1.0%
UnitedHealth Group, Inc.	468,620	12,160,689	0.3%
*WellPoint, Inc.	211,328	9,881,697	0.3%
Other Securities		304,873,393	8.0%

Total Health Care		382,343,986	10.1%

Industrials — (11.3%)
Burlington Northern Santa Fe Corp.	139,866	10,534,707	0.3%
FedEx Corp.	127,079	9,237,373	0.2%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	3,116,591	$44,442,588	1.2%
Union Pacific Corp.	206,650	11,394,681	0.3%
Other Securities		413,720,137	10.9%

Total Industrials		489,329,486	12.9%

Information Technology — (12.8%)
*Apple, Inc.	70,536	13,296,036	0.4%
*Cisco Sytems, Inc.	558,086	12,752,265	0.3%
*Google, Inc.	21,180	11,355,022	0.3%
Hewlett-Packard Co.	421,467	20,002,824	0.5%
Intel Corp.	620,264	11,853,245	0.3%
International Business Machines Corp.	91,559	11,042,931	0.3%
Microsoft Corp.	709,934	19,686,470	0.5%
Oracle Corp.	435,610	9,191,371	0.2%
Other Securities		443,187,202	11.7%

Total Information Technology		552,367,366	14.5%

Materials — (4.6%)
Dow Chemical Co.	460,717	10,817,635	0.3%
International Paper Co.	388,835	8,674,909	0.2%
Other Securities		178,059,818	4.7%

Total Materials		197,552,362	5.2%

Other — (0.0%)
Other Securities		63	0.0%

Telecommunication Services — (2.8%)
AT&T, Inc.	2,076,121	53,294,026	1.4%
Verizon Communications, Inc.	1,065,744	31,535,365	0.8%
Other Securities		34,309,434	0.9%

Total Telecommunication Services		119,138,825	3.1%

Utilities — (2.2%)
Other Securities		96,927,672	2.5%

TOTAL COMMON STOCKS		3,790,782,205	99.6%

RIGHTS/WARRANTS — (0.0%)
Other Securities		2,115	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	21,699,929	21,699,929	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.9%)
§@DFA Short Term Investment Fund LP	511,775,326	511,775,326	13.4%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,768,923 FHLMC 5.793%(r), 01/01/37, valued at $2,678,986) to be repurchased at $2,600,974	$2,601	2,600,957	0.1%

TOTAL SECURITIES LENDING COLLATERAL		514,376,283	13.5%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $4,987,965,248)	$4,326,860,532	113.7%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$549,128,925	$9,168	—	$549,138,093
Consumer Staples	274,014,372	—	—	274,014,372
Energy	394,075,254	—	—	394,075,254
Financials	735,894,726	—	—	735,894,726
Health Care	382,279,666	64,320	—	382,343,986
Industrials	489,329,486	—	—	489,329,486
Information Technology	552,365,768	1,598	—	552,367,366
Materials	197,552,362	—	—	197,552,362
Other	—	63	—	63
Telecommunication Services	119,138,825	—	—	119,138,825
Utilities	96,927,672	—	—	96,927,672
Rights/Warrants	951	1,164	—	2,115
Temporary Cash Investments	21,699,929	—	—	21,699,929
Securities Lending Collateral	—	514,376,283	—	514,376,283

TOTAL	$3,812,407,936	$514,452,596	—	$4,326,860,532

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.1%)
Consumer Discretionary — (13.7%)
#*AutoNation, Inc.	161,659	$2,787,001	0.2%
Carnival Corp.	88,808	2,586,089	0.2%
Comcast Corp. Class A	298,194	4,323,813	0.4%
Disney (Walt) Co.	112,792	3,087,117	0.3%
Jarden Corp.	98,783	2,705,666	0.2%
*Liberty Media Corp. Interactive Class A	257,857	2,924,098	0.3%
#*Sears Holdings Corp.	54,760	3,716,014	0.3%
Time Warner, Inc.	198,927	5,991,681	0.5%
Other Securities		162,744,900	13.8%

Total Consumer Discretionary		190,866,379	16.2%

Consumer Staples — (4.4%)
CVS Caremark Corp.	88,513	3,124,509	0.3%
J.M. Smucker Co.	49,794	2,625,638	0.2%
Kraft Foods, Inc.	120,422	3,314,013	0.3%
Procter & Gamble Co.	76,240	4,421,920	0.4%
Other Securities		47,503,444	4.0%

Total Consumer Staples		60,989,524	5.2%

Energy — (8.4%)
Anadarko Petroleum Corp.	62,067	3,781,742	0.3%
Chevron Corp.	79,607	6,093,120	0.5%
ConocoPhillips	197,546	9,912,858	0.8%
Exxon Mobil Corp.	66,600	4,773,222	0.4%
Marathon Oil Corp.	94,908	3,034,209	0.3%
XTO Energy, Inc.	69,919	2,905,834	0.3%
Other Securities		86,347,519	7.3%

Total Energy		116,848,504	9.9%

Financials — (19.6%)
American Financial Group, Inc.	129,237	3,179,230	0.3%
Ameriprise Financial, Inc.	89,186	3,092,079	0.3%
Bank of America Corp.	531,294	7,746,267	0.7%
#*CNA Financial Corp.	123,408	2,686,592	0.2%
Discover Financial Services	235,869	3,335,188	0.3%
First American Corp.	86,160	2,618,402	0.2%
Goldman Sachs Group, Inc.	21,070	3,585,482	0.3%
JPMorgan Chase & Co.	539,281	22,525,767	1.9%
#M&T Bank Corp.	55,943	3,516,018	0.3%
MetLife, Inc.	84,340	2,870,090	0.2%
Morgan Stanley	84,025	2,698,883	0.2%
Reinsurance Group of America, Inc.	59,129	2,725,847	0.2%
Travelers Cos., Inc. (The)	73,100	3,639,649	0.3%
Unum Group	203,475	4,059,326	0.3%
Wells Fargo & Co.	161,404	4,441,838	0.4%
Other Securities		200,054,535	17.0%

Total Financials		272,775,193	23.1%

Health Care — (7.5%)
#*Community Health Systems, Inc.	104,600	3,271,888	0.3%
Pfizer, Inc.	326,770	5,564,893	0.5%
*WellPoint, Inc.	62,400	2,917,824	0.2%
Other Securities		93,197,030	7.9%

Total Health Care		104,951,635	8.9%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.9%)
General Electric Co.	267,064	$3,808,333	0.3%
Ryder System, Inc.	66,622	2,701,522	0.2%
Southwest Airlines Co.	307,716	2,584,814	0.2%
Other Securities		143,551,380	12.2%

Total Industrials		152,646,049	12.9%

Information Technology — (12.1%)
Fidelity National Information Services, Inc.	121,153	2,636,289	0.2%
*IAC/InterActiveCorp	143,788	2,723,345	0.2%
*Ingram Micro, Inc.	166,139	2,932,353	0.3%
Jabil Circuit, Inc.	223,919	2,996,036	0.3%
*Rovi Corp.	110,469	3,043,421	0.3%
*Tellabs, Inc.	426,210	2,565,784	0.2%
#Xerox Corp.	518,918	3,902,263	0.3%
Other Securities		147,333,309	12.5%

Total Information Technology		168,132,800	14.3%

Materials — (4.7%)
International Paper Co.	281,200	6,273,572	0.5%
MeadWestavco Corp.	151,161	3,451,006	0.3%
Other Securities		55,796,528	4.8%

Total Materials		65,521,106	5.6%

Other — (0.0%)
Other Securities		6	0.0%

Telecommunication Services — (1.6%)
AT&T, Inc.	332,498	8,535,224	0.7%
Verizon Communications, Inc.	159,887	4,731,056	0.4%
Other Securities		9,379,784	0.8%

Total Telecommunication Services		22,646,064	1.9%

Utilities — (1.2%)
Other Securities		17,444,083	1.5%

TOTAL COMMON STOCKS		1,172,821,343	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		1,158	0.0%

TEMPORARY CASH INVESTMENTS — (0.7%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	10,352,638	10,352,638	0.9%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.2%)
§@DFA Short Term Investment Fund LP	210,532,503	210,532,503	17.9%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $1,961,824 FHLMC 5.793%(r), 01/01/37, valued at $1,102,073) to be repurchased at $1,069,980	$1,070	1,069,973	0.1%

TOTAL SECURITIES LENDING COLLATERAL		211,602,476	18.0%

TOTAL INVESTMENTS — (100.0%) (Cost $1,626,855,214)		$1,394,777,615	118.4%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$190,856,379	$10,000	—	$190,866,379
Consumer Staples	60,989,524	—	—	60,989,524
Energy	116,848,504	—	—	116,848,504
Financials	272,775,193	—	—	272,775,193
Health Care	104,930,024	21,611	—	104,951,635
Industrials	152,646,049	—	—	152,646,049
Information Technology	168,131,625	1,175	—	168,132,800
Materials	65,521,106	—	—	65,521,106
Other	—	6	—	6
Telecommunication Services	22,646,064	—	—	22,646,064
Utilities	17,444,083	—	—	17,444,083
Rights/Warrants	238	920	—	1,158
Temporary Cash Investments	10,352,638	—	—	10,352,638
Securities Lending Collateral	—	211,602,476	—	211,602,476

TOTAL	$1,183,141,427	$211,636,188	—	$1,394,777,615

See accompanying Notes to Financial Statements.

T.A. U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.0%)
Consumer Discretionary — (12.9%)
Comcast Corp. Class A	346,719	$5,027,426	0.4%
Disney (Walt) Co.	340,594	9,322,058	0.6%
*Liberty Media Corp. Entertainment Class A	118,270	3,645,081	0.3%
Lowe’s Cos., Inc.	167,907	3,285,940	0.2%
News Corp. Class A	318,443	3,668,463	0.3%
Time Warner Cable, Inc.	88,298	3,482,473	0.2%
Time Warner, Inc.	177,057	5,332,957	0.4%
Other Securities		178,121,726	12.3%

Total Consumer Discretionary		211,886,124	14.7%

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	114,684	3,454,282	0.2%
Coca-Cola Co.	69,082	3,682,761	0.3%
CVS Caremark Corp.	246,749	8,710,240	0.6%
Kraft Foods, Inc.	258,941	7,126,056	0.5%
Procter & Gamble Co.	126,580	7,341,640	0.5%
Other Securities		67,570,477	4.7%

Total Consumer Staples		97,885,456	6.8%

Energy — (8.9%)
Anadarko Petroleum Corp.	71,637	4,364,842	0.3%
Apache Corp.	56,903	5,355,710	0.4%
Chevron Corp.	236,822	18,126,356	1.3%
ConocoPhillips	207,460	10,410,343	0.7%
Devon Energy Corp.	70,570	4,566,585	0.3%
Exxon Mobil Corp.	232,529	16,665,353	1.1%
Marathon Oil Corp.	136,394	4,360,516	0.3%
Other Securities		83,187,956	5.8%

Total Energy		147,037,661	10.2%

Financials — (16.1%)
Bank of America Corp.	763,692	11,134,629	0.8%
Bank of New York Mellon Corp.	183,418	4,889,924	0.3%
#BlackRock, Inc.	18,115	3,921,716	0.3%
CME Group, Inc.	12,950	3,918,799	0.3%
Goldman Sachs Group, Inc.	79,332	13,499,926	0.9%
JPMorgan Chase & Co.	633,250	26,450,852	1.8%
MetLife, Inc.	126,449	4,303,059	0.3%
Morgan Stanley	205,947	6,615,018	0.5%
Travelers Cos., Inc. (The)	100,570	5,007,380	0.4%
Wells Fargo & Co.	439,736	12,101,535	0.8%
Other Securities		173,514,260	12.0%

Total Financials		265,357,098	18.4%

Health Care — (9.0%)
Johnson & Johnson	92,545	5,464,782	0.4%
Pfizer, Inc.	810,516	13,803,087	0.9%
*Thermo Fisher Scientific, Inc.	74,214	3,339,630	0.2%
UnitedHealth Group, Inc.	200,614	5,205,933	0.4%
*WellPoint, Inc.	83,721	3,914,794	0.3%
Other Securities		116,692,475	8.1%

Total Health Care		148,420,701	10.3%

Industrials — (11.8%)
Burlington Northern Santa Fe Corp.	54,536	4,107,652	0.3%
FedEx Corp.	55,500	4,034,295	0.3%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	1,163,033	$16,584,851	1.1%
Union Pacific Corp.	87,049	4,799,882	0.3%
Other Securities		164,472,087	11.4%

Total Industrials		193,998,767	13.4%

Information Technology — (12.9%)
*Apple, Inc.	27,332	5,152,082	0.4%
*Cisco Sytems, Inc.	153,862	3,515,747	0.2%
*Google, Inc.	7,940	4,256,793	0.3%
Hewlett-Packard Co.	150,483	7,141,923	0.5%
Intel Corp.	314,896	6,017,663	0.4%
International Business Machines Corp.	43,923	5,297,553	0.4%
Microsoft Corp.	263,082	7,295,264	0.5%
Oracle Corp.	166,850	3,520,535	0.2%
Other Securities		170,774,371	11.8%

Total Information Technology		212,971,931	14.7%

Materials — (4.2%)
Dow Chemical Co.	170,500	4,003,340	0.3%
International Paper Co.	173,200	3,864,092	0.3%
Other Securities		61,355,121	4.2%

Total Materials		69,222,553	4.8%

Telecommunication Services — (2.9%)
AT&T, Inc.	887,556	22,783,563	1.6%
Verizon Communications, Inc.	417,968	12,367,673	0.8%
Other Securities		12,939,327	0.9%

Total Telecommunication Services		48,090,563	3.3%

Utilities — (2.4%)
Other Securities		39,536,347	2.7%

TOTAL COMMON STOCKS		1,434,407,201	99.3%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.8%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	13,452,630	13,452,630	0.9%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund LP	199,507,736	199,507,736	13.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $1,164,996 FNMA 7.000%, 10/01/38, valued at $1,044,362) to be repurchased at $1,013,950	$1,014	1,013,943	0.1%

TOTAL SECURITIES LENDING COLLATERAL		200,521,679	13.9%

TOTAL INVESTMENTS — (100.0%) (Cost $1,617,549,118)		$1,648,381,510	114.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$211,883,636	$2,488	—	$211,886,124
Consumer Staples	97,885,456	—	—	97,885,456
Energy	147,037,661	—	—	147,037,661
Financials	265,357,098	—	—	265,357,098
Health Care	148,398,711	21,990	—	148,420,701
Industrials	193,998,767	—	—	193,998,767
Information Technology	212,971,931	—	—	212,971,931
Materials	69,222,553	—	—	69,222,553
Telecommunication Services	48,090,563	—	—	48,090,563
Utilities	39,536,347	—	—	39,536,347
Rights/Warrants	—	—	—	—
Temporary Cash Investments	13,452,630	—	—	13,452,630
Securities Lending Collateral	—	200,521,679	—	200,521,679

TOTAL	$1,447,835,353	$200,546,157	—	$1,648,381,510

See accompanying Notes to Financial Statements.

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.2%)
Consumer Discretionary — (15.2%)
#Buckle, Inc.	124,650	$3,740,746	0.1%
#Cooper Tire & Rubber Co.	483,812	7,382,971	0.3%
#*Gymboree Corp.	83,700	3,563,109	0.1%
*Harman International Industries, Inc.	103,046	3,875,560	0.2%
*Liberty Media Corp. Capital Class A	306,878	6,349,306	0.3%
Stage Stores, Inc.	454,540	5,363,572	0.2%
Tupperware Corp.	100,500	4,524,510	0.2%
*Warnaco Group, Inc.	133,817	5,423,603	0.2%
Wolverine World Wide, Inc.	146,900	3,757,702	0.2%
Other Securities		409,239,690	16.2%

Total Consumer Discretionary		453,220,769	18.0%

Consumer Staples — (3.6%)
#Casey’s General Stores, Inc.	137,677	4,340,956	0.2%
*Central Garden & Pet Co. Class A	502,714	4,755,674	0.2%
Lancaster Colony Corp.	86,132	4,184,293	0.2%
Nu Skin Enterprises, Inc. Class A	180,500	4,108,180	0.1%
Other Securities		88,819,373	3.5%

Total Consumer Staples		106,208,476	4.2%

Energy — (4.7%)
CARBO Ceramics, Inc.	66,655	3,891,985	0.2%
Other Securities		137,267,123	5.4%

Total Energy		141,159,108	5.6%

Financials — (10.8%)
#Prosperity Bancshares, Inc.	112,211	4,016,032	0.2%
#*SVB Financial Group	86,286	3,559,298	0.1%
#Westamerica Bancorporation	79,557	3,802,825	0.2%
Other Securities		310,538,970	12.3%

Total Financials		321,917,125	12.8%

Health Care — (11.0%)
#*Allscripts-Misys Healthcare Solutions, Inc.	193,106	3,765,567	0.2%
*Catalyst Health Solutions, Inc.	114,340	3,586,846	0.1%
*Dionex Corp.	53,415	3,625,810	0.1%
#*NuVasive, Inc.	97,252	3,529,275	0.1%
#*PSS World Medical, Inc.	178,200	3,603,204	0.1%
#Quality Systems, Inc.	72,918	4,449,456	0.2%
*Varian, Inc.	76,999	3,942,349	0.2%
Other Securities		299,868,947	11.9%

Total Health Care		326,371,454	12.9%

Industrials — (14.6%)
*EMCOR Group, Inc.	176,300	4,164,206	0.2%
#Heartland Express, Inc.	264,941	3,603,198	0.1%
Knight Transportation, Inc.	227,179	3,643,951	0.1%
*MPS Group, Inc.	266,800	3,607,136	0.1%
Nordson Corp.	92,150	4,862,756	0.2%
*Oshkosh Truck Corp. Class B	113,829	3,558,295	0.1%
#Regal-Beloit Corp.	82,104	3,849,036	0.2%
*Tetra Tech, Inc.	153,296	3,944,306	0.2%
*United Stationers, Inc.	76,209	3,592,492	0.1%
#Werner Enterprises, Inc.	203,184	3,809,700	0.2%
Other Securities		396,316,990	15.7%

Total Industrials		434,952,066	17.2%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (17.3%)
#Adtran, Inc.	210,232	$4,843,745	0.2%
#*Atheros Communications, Inc.	149,696	3,685,516	0.1%
#*Concur Technologies, Inc.	107,483	3,830,694	0.1%
*Euronet Worldwide, Inc.	178,724	4,226,823	0.2%
*Exar Corp.	521,305	3,597,004	0.1%
#*Informatica Corp.	245,857	5,219,544	0.2%
*Quest Software, Inc.	296,730	4,976,162	0.2%
*RF Micro Devices, Inc.	1,149,123	4,573,510	0.2%
#*Silicon Laboratories, Inc.	92,924	3,893,516	0.1%
*Skyworks Solutions, Inc.	384,710	4,012,525	0.2%
*Starent Networks Corp.	141,611	4,777,955	0.2%
Syntel, Inc.	108,782	3,897,659	0.2%
*TIBCO Software, Inc.	474,473	4,151,639	0.2%
Other Securities		461,308,866	18.3%

Total Information Technology		516,995,158	20.5%

Materials — (4.2%)
#NewMarket Corp.	43,500	4,067,250	0.1%
Schweitzer-Maudoit International, Inc.	80,768	4,171,667	0.2%
Other Securities		115,900,513	4.6%

Total Materials		124,139,430	4.9%

Other — (0.0%)
Other Securities		1,790	0.0%

Telecommunication Services — (0.9%)
Other Securities		26,637,821	1.1%

Utilities — (1.9%)
#Cleco Corp.	157,387	3,895,328	0.1%
Other Securities		52,686,048	2.1%

Total Utilities		56,581,376	2.2%

TOTAL COMMON STOCKS		2,508,184,573	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		1,961	0.0%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $6,820,000 FNMA 5.00%, 08/25/18, valued at $5,330,182) to be repurchased at $5,249,083	$5,249	5,249,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.6%)
§@DFA Short Term Investment Fund LP	463,746,494	463,746,494	18.4%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,321,370 FHLMC 5.793%(r), 01/01/37, valued at $2,427,569) to be repurchased at $2,356,879	$2,357	2,356,863	0.1%

TOTAL SECURITIES LENDING COLLATERAL		466,103,357	18.5%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,017,501,920)	$2,979,538,891	118.1%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$453,196,769	$24,000	—	$453,220,769
Consumer Staples	106,208,476	—	—	106,208,476
Energy	141,159,108	—	—	141,159,108
Financials	321,917,125	—	—	321,917,125
Health Care	326,239,973	131,481	—	326,371,454
Industrials	434,952,066	—	—	434,952,066
Information Technology	516,973,323	21,835	—	516,995,158
Materials	124,139,430	—	—	124,139,430
Other	—	1,790	—	1,790
Telecommunication Services	26,637,821	—	—	26,637,821
Utilities	56,581,376	—	—	56,581,376
Rights/Warrants	1,961	—	—	1,961
Temporary Cash Investments	—	5,249,000	—	5,249,000
Securities Lending Collateral	—	466,103,357	—	466,103,357

TOTAL	$2,508,007,428	$471,531,463	—	$2,979,538,891

See accompanying Notes to Financial Statements.

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (85.7%)
Consumer Discretionary — (15.0%)
#*Brunswick Corp.	643,908	$6,104,248	0.2%
#*Buffalo Wild Wings, Inc.	156,089	6,401,210	0.2%
*Jo-Ann Stores, Inc.	231,900	6,173,178	0.2%
#*Jos. A. Bank Clothiers, Inc.	176,578	7,236,166	0.3%
Monro Muffler Brake, Inc.	187,706	5,817,009	0.2%
#*Penske Automotive Group, Inc.	835,188	13,079,044	0.5%
*Steven Madden, Ltd.	180,802	7,322,481	0.3%
#*True Religion Apparel, Inc.	215,705	5,558,718	0.2%
UniFirst Corp.	132,382	5,573,282	0.2%
*Valassis Communications, Inc.	395,647	7,212,645	0.2%
Other Securities		420,820,301	14.9%

Total Consumer Discretionary		491,298,282	17.4%

Consumer Staples — (4.1%)
#Cal-Maine Foods, Inc.	207,719	5,639,571	0.2%
J & J Snack Foods Corp.	181,697	7,117,071	0.3%
#Lance, Inc.	242,775	5,855,733	0.2%
PriceSmart, Inc.	296,600	5,724,380	0.2%
Other Securities		110,564,745	3.9%

Total Consumer Staples		134,901,500	4.8%

Energy — (3.0%)
*NATCO Group, Inc. Class A	168,512	7,343,753	0.3%
*Rosetta Resources, Inc.	481,444	6,513,937	0.2%
Other Securities		84,623,767	3.0%

Total Energy		98,481,457	3.5%

Financials — (12.4%)
FBL Financial Group, Inc. Class A	293,211	5,908,202	0.2%
Infinity Property & Casualty Corp.	144,873	5,602,239	0.2%
*PICO Holdings, Inc.	170,271	5,778,998	0.2%
#*Portfolio Recovery Associates, Inc.	134,197	6,191,850	0.2%
Other Securities		383,238,435	13.6%

Total Financials		406,719,724	14.4%

Health Care — (12.5%)
*Amsurg Corp.	297,081	6,259,497	0.3%
*CONMED Corp.	266,279	5,642,452	0.2%
#Invacare Corp.	251,311	5,636,906	0.2%
*Par Pharmaceutical Cos., Inc.	271,575	5,694,928	0.2%
Other Securities		383,894,332	13.6%

Total Health Care		407,128,115	14.5%

Industrials — (14.3%)
#American Science & Engineering, Inc.	88,885	5,877,076	0.2%
#Badger Meter, Inc.	157,501	5,870,062	0.2%
Healthcare Services Group, Inc.	353,878	6,989,090	0.3%
#Raven Industries, Inc.	253,116	6,251,965	0.2%
*Sykes Enterprises, Inc.	354,492	8,415,640	0.3%
Other Securities		433,609,242	15.4%

Total Industrials		467,013,075	16.6%

Information Technology — (18.3%)
#*Cabot Microelectronics Corp.	234,301	7,492,946	0.3%
*Forrester Research, Inc.	224,649	5,690,359	0.2%
*Littlefuse, Inc.	204,498	5,635,965	0.2%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (Continued)
#*Manhattan Associates, Inc.	243,170	$5,580,752	0.2%
Maximus, Inc.	144,349	6,677,585	0.2%
#*Monolithic Power Systems, Inc.	283,490	5,666,965	0.2%
#Pegasystems, Inc.	274,711	7,875,964	0.3%
#Power Integrations, Inc.	254,493	7,940,182	0.3%
#*ScanSource, Inc.	237,698	6,035,152	0.2%
#*STEC, Inc.	446,325	9,515,649	0.3%
#*TNS, Inc.	214,400	6,058,944	0.2%
*Triquint Semiconductor, Inc.	1,347,578	7,263,445	0.3%
#*Tyler Technologies, Inc.	367,652	6,992,741	0.3%
#*Ultimate Software Group, Inc.	243,491	6,211,455	0.2%
United Online, Inc.	732,564	5,860,512	0.2%
Other Securities		496,102,824	17.6%

Total Information Technology		596,601,440	21.2%

Materials — (3.6%)
#AMCOL International Corp.	271,602	7,072,516	0.2%
Arch Chemicals, Inc.	221,263	6,126,772	0.2%
Schweitzer-Maudoit International, Inc.	146,820	7,583,253	0.3%
Other Securities		97,697,901	3.5%

Total Materials		118,480,442	4.2%

Other — (0.0%)
Other Securities		10,290	0.0%

Telecommunication Services — (1.1%)
Other Securities		34,241,370	1.2%

Utilities — (1.4%)
American States Water Co.	165,279	5,478,999	0.2%
Empire District Electric Co.	300,150	5,420,709	0.2%
#MGE Energy, Inc.	197,335	6,910,672	0.2%
Other Securities		28,565,305	1.0%

Total Utilities		46,375,685	1.6%

TOTAL COMMON STOCKS		2,801,251,380	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		2,209	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	9,293,471	9,293,471	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.0%)
§@DFA Short Term Investment Fund LP	456,745,018	456,745,018	16.2%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,256,128 FHLMC 5.793%(r), 01/01/37, valued at $2,390,919) to be repurchased at $2,321,295	$2,321	2,321,280	0.1%

TOTAL SECURITIES LENDING COLLATERAL		459,066,298	16.3%

TOTAL INVESTMENTS — (100.0%) (Cost $3,473,226,895)		$3,269,613,358	116.0%

U.S. MICRO CAP PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$491,089,532	$208,750	—	$491,298,282
Consumer Staples	134,901,500	—	—	134,901,500
Energy	98,481,457	—	—	98,481,457
Financials	406,719,724	—	—	406,719,724
Health Care	406,927,042	201,073	—	407,128,115
Industrials	467,013,075	—	—	467,013,075
Information Technology	596,601,440	—	—	596,601,440
Materials	118,480,442	—	—	118,480,442
Other	—	10,290	—	10,290
Telecommunication Services	34,241,370	—	—	34,241,370
Utilities	46,375,685	—	—	46,375,685
Rights/Warrants	2,209	—	—	2,209
Temporary Cash Investments	9,293,471	—	—	9,293,471
Securities Lending Collateral	—	459,066,298	—	459,066,298

TOTAL	$2,810,126,947	$459,486,411	—	$3,269,613,358

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (73.6%)
Real Estate Investment Trusts — (73.6%)
#Alexander’s, Inc.	55,500	$14,703,060	0.7%
#Alexandria Real Estate Equities, Inc.	419,576	22,728,432	1.1%
#AMB Property Corp.	1,436,481	31,573,852	1.6%
American Campus Communites, Inc.	508,012	13,726,484	0.7%
#Apartment Investment & Management Co. Class A	1,251,241	15,452,826	0.8%
#AvalonBay Communities, Inc.	828,309	56,971,093	2.8%
BioMed Realty Trust, Inc.	955,828	12,970,586	0.6%
#Boston Properties, Inc.	1,347,700	81,899,729	4.1%
#BRE Properties, Inc. Class A	548,615	14,938,786	0.7%
#Camden Property Trust	635,103	23,022,484	1.1%
#Corporate Office Properties Trust	570,400	18,931,576	0.9%
#Developers Diversified Realty Corp.	1,727,951	14,843,099	0.7%
#Digital Realty Trust, Inc.	798,117	36,019,020	1.8%
#Douglas Emmett, Inc.	1,309,963	15,457,563	0.8%
#Duke Realty Corp.	2,172,470	24,418,563	1.2%
#Equity Lifestyle Properties, Inc.	298,926	13,885,113	0.7%
#Equity One, Inc.	849,219	12,670,347	0.6%
#Equity Residential	2,734,906	78,984,085	3.9%
#Essex Property Trust, Inc.	283,571	21,318,868	1.1%
#Federal Realty Investment Trust	631,358	37,269,063	1.8%
#HCP, Inc.	2,837,822	83,971,153	4.2%
#Health Care REIT, Inc.	1,174,673	52,120,241	2.6%
#Healthcare Realty Trust, Inc.	635,960	13,247,047	0.7%
#Highwood Properties, Inc.	695,760	19,147,315	0.9%
#Home Properties, Inc.	352,370	13,805,857	0.7%
#Hospitality Properties Trust	1,194,605	23,067,823	1.1%
#Host Marriott Corp.	5,857,767	59,222,024	2.9%
#HRPT Properties Trust	2,385,161	16,767,682	0.8%
#Kimco Realty Corp.	3,650,770	46,145,733	2.3%
#Liberty Property Trust	1,082,967	31,806,741	1.6%
#Macerich Co. (The)	864,550	25,763,590	1.3%
Mack-Cali Realty Corp.	779,841	24,136,079	1.2%
#Mid-America Apartment Communities, Inc.	302,710	13,264,752	0.7%
#National Retail Properties, Inc.	857,504	16,618,428	0.8%
Nationwide Health Properties, Inc.	1,090,924	35,182,299	1.7%
#Omega Healthcare Investors, Inc.	882,824	13,383,612	0.7%
#ProLogis	4,295,149	48,664,038	2.4%
#Public Storage	1,703,066	125,345,658	6.2%
#Realty Income Corp.	1,118,748	25,932,579	1.3%
#Regency Centers Corp.	788,282	26,446,861	1.3%
#Senior Housing Properties Trust	1,265,132	24,391,745	1.2%
#Simon Property Group, Inc.	2,747,056	186,497,632	9.2%
#SL Green Realty Corp.	761,883	29,530,585	1.5%
#Tanger Factory Outlet Centers, Inc.	368,951	14,045,965	0.7%
#Taubman Centers, Inc.	565,761	17,261,368	0.9%
#UDR, Inc.	1,491,932	21,453,982	1.1%
#Ventas, Inc.	1,545,828	62,034,078	3.1%
#Vornado Realty Trust	1,740,706	103,676,449	5.1%
#Washington REIT	570,272	15,226,262	0.8%
#Weingarten Realty Investors	1,161,941	21,495,908	1.1%
Other Securities		232,842,748	11.5%

TOTAL COMMON STOCKS		2,004,280,863	99.3%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $18,765,000 FNMA 6.50%, 06/25/39, valued at $20,195,831) to be repurchased at $19,896,315	$19,896	$19,896,000	1.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (25.7%)
§@DFA Short Term Investment Fund LP	696,103,948	696,103,948	34.5%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,743,207 FHLMC 5.945%, 07/01/37, valued at $3,643,889) to be repurchased at $3,537,780	$3,538	3,537,756	0.1%

TOTAL SECURITIES LENDING COLLATERAL		699,641,704	34.6%

TOTAL INVESTMENTS — (100.0%) (Cost $3,104,327,377)		$2,723,818,567	134.9%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks Real Estate Investment Trusts	$2,004,205,423	$75,440	—	$2,004,280,863
Rights/Warrants	—	—	—	—
Temporary Cash Investments	—	19,896,000	—	19,896,000
Securities Lending Collateral	—	699,641,704	—	699,641,704

TOTAL	$2,004,205,423	$719,613,144	—	$2,723,818,567

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.9%)
AUSTRALIA — (6.4%)
Australia & New Zealand Banking Group, Ltd.	313,082	$6,385,657	0.5%
BHP Billiton, Ltd.	297,885	9,769,625	0.7%
Commonwealth Bank of Australia	205,240	9,484,434	0.7%
National Australia Bank, Ltd.	269,835	7,129,483	0.5%
Westpac Banking Corp.	303,665	7,097,436	0.5%
Other Securities		62,682,123	4.6%

TOTAL AUSTRALIA		102,548,758	7.5%

AUSTRIA — (0.3%)
Other Securities		4,353,395	0.3%

BELGIUM — (0.6%)
Other Securities		9,594,243	0.7%

CANADA — (7.3%)
Bank of Nova Scotia	131,127	5,483,570	0.4%
EnCana Corp	98,862	5,481,928	0.4%
#Royal Bank of Canada	194,768	9,863,949	0.7%
Suncor Energy, Inc.	211,107	7,007,960	0.5%
#Toronto Dominion Bank	115,015	6,556,190	0.5%
Other Securities		81,866,578	6.0%

TOTAL CANADA		116,260,175	8.5%

DENMARK — (0.8%)
Other Securities		12,304,930	0.9%

FINLAND — (0.8%)
Other Securities		12,017,978	0.9%

FRANCE — (7.9%)
BNP Paribas SA	125,043	9,420,006	0.7%
France Telecom SA	214,253	5,308,922	0.4%
#*GDF Suez	152,694	6,383,743	0.5%
Sanofi - Aventis SA	101,521	7,441,704	0.5%
#Total SA	177,977	10,650,191	0.8%
Other Securities		86,909,130	6.4%

TOTAL FRANCE		126,113,696	9.3%

GERMANY — (5.8%)
BASF AG	108,701	5,850,644	0.4%
E.ON AG	177,264	6,772,790	0.5%
#Siemens AG Sponsored ADR	61,550	5,540,731	0.4%
Other Securities		74,896,903	5.5%

TOTAL GERMANY		93,061,068	6.8%

GREECE — (0.4%)
Other Securities		7,184,018	0.5%

HONG KONG — (1.8%)
Other Securities		28,121,806	2.1%

IRELAND — (0.2%)
Other Securities		3,035,031	0.2%

ITALY — (2.7%)
Eni SpA	241,210	5,973,993	0.4%
*UniCredito SpA	1,875,900	6,284,651	0.5%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ITALY — (Continued)
Other Securities		$31,732,183	2.3%

TOTAL ITALY		43,990,827	3.2%

JAPAN — (17.3%)
Mitsubishi UFJ Financial Group, Inc. ADR	1,013,378	5,381,037	0.4%
Toyota Motor Corp.	249,300	9,841,604	0.7%
Other Securities		260,980,547	19.2%

TOTAL JAPAN		276,203,188	20.3%

NETHERLANDS — (2.2%)
#Royal Dutch Shell P.L.C. Series A	280,159	8,306,337	0.6%
Other Securities		26,344,081	1.9%

TOTAL NETHERLANDS		34,650,418	2.5%

NEW ZEALAND — (0.1%)
Other Securities		1,507,930	0.1%

NORWAY — (0.7%)
Other Securities		11,130,516	0.8%

PORTUGAL — (0.2%)
Other Securities		3,989,070	0.3%

SINGAPORE — (0.9%)
Other Securities		14,774,570	1.1%

SPAIN — (3.8%)
#Banco Bilbao Vizcaya SA Sponsored ADR	367,402	6,539,756	0.5%
Banco Santander SA	406,785	6,546,088	0.5%
Banco Santander SA Sponsored ADR	632,567	10,159,026	0.7%
Telefonica SA	257,024	7,177,778	0.5%
#Telefonica SA Sponsored ADR	119,800	10,054,814	0.7%
Other Securities		21,096,802	1.6%

TOTAL SPAIN		61,574,264	4.5%

SWEDEN — (2.0%)
Other Securities		31,496,226	2.3%

SWITZERLAND — (6.2%)
Credit Suisse Group AG	113,322	6,057,874	0.4%
Nestle SA	475,908	22,130,471	1.6%
Novartis AG	171,916	8,952,381	0.7%
Novartis AG ADR	120,800	6,275,560	0.5%
Roche Holding AG Genusschein	86,959	13,927,609	1.0%
*UBS AG	372,238	6,206,973	0.5%
Other Securities		35,996,303	2.6%

TOTAL SWITZERLAND		99,547,171	7.3%

UNITED KINGDOM — (16.5%)
*Anglo American P.L.C.	178,356	6,453,474	0.5%
AstraZeneca P.L.C.	134,585	6,041,736	0.4%
BG Group P.L.C.	396,021	6,816,838	0.5%
BP P.L.C.	1,435,437	13,450,442	1.0%
#*BP P.L.C. Sponsored ADR	160,400	9,081,848	0.7%
British American Tobacco P.L.C.	244,717	7,798,164	0.6%
GlaxoSmithKline P.L.C.	503,498	10,328,121	0.7%
HSBC Holdings P.L.C.	1,247,046	13,922,088	1.0%
HSBC Holdings P.L.C. Sponsored ADR	200,759	11,120,041	0.8%
Rio Tinto P.L.C.	153,950	6,806,118	0.5%
Royal Dutch Shell P.L.C. ADR	93,987	5,466,284	0.4%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Royal Dutch Shell P.L.C. Series B	235,872	$6,790,173	0.5%
Standard Chartered P.L.C.	265,170	6,505,166	0.5%
Tesco P.L.C.	1,025,017	6,853,642	0.5%
Vodafone Group P.L.C.	4,315,608	9,510,887	0.7%
Vodafone Group P.L.C. Sponsored ADR	303,700	6,739,103	0.5%
Other Securities		130,529,930	9.6%

TOTAL UNITED KINGDOM		264,214,055	19.4%

TOTAL COMMON STOCKS		1,357,673,333	99.5%

PREFERRED STOCKS — (0.0%)
ITALY — (0.0%)
Other Securities		26,635	0.0%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		7	0.0%

HONG KONG — (0.0%)
Other Securities		6,412	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

TOTAL RIGHTS/WARRANTS		6,419	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $730,000 FNMA 6.50%, 06/25/39, valued at $785,663) to be repurchased at $772,012	$772	772,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.1%)
§@DFA Short Term Investment Fund LP	237,395,211	237,395,211	17.4%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,251,826) to be repurchased at $4,168,481	$4,168	4,168,457	0.3%

TOTAL SECURITIES LENDING COLLATERAL		241,563,668	17.7%

TOTAL INVESTMENTS — (100.0%) (Cost $1,509,613,716)		$1,600,042,055	117.3%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$6,198,344	$96,350,414	—	$102,548,758
Austria	78,240	4,275,155	—	4,353,395
Belgium	359,340	9,234,903	—	9,594,243
Canada	116,260,175	—	—	116,260,175
Denmark	1,521,494	10,783,436	—	12,304,930
Finland	2,495,194	9,522,784	—	12,017,978
France	11,817,363	114,296,333	—	126,113,696
Germany	23,137,574	69,923,494	—	93,061,068
Greece	891,949	6,292,069	—	7,184,018
Hong Kong	—	28,121,806	—	28,121,806
Ireland	1,529,520	1,505,511	—	3,035,031
Italy	5,133,789	38,857,038	—	43,990,827
Japan	23,900,740	252,302,448	—	276,203,188
Netherlands	1,086,918	33,563,500	—	34,650,418
New Zealand	—	1,507,930	—	1,507,930
Norway	949,419	10,181,097	—	11,130,516
Portugal	—	3,989,070	—	3,989,070
Singapore	—	14,774,570	—	14,774,570
Spain	28,615,596	32,958,668	—	61,574,264
Sweden	414,585	31,081,641	—	31,496,226
Switzerland	14,774,954	84,772,217	—	99,547,171
United Kingdom	66,124,743	198,089,312	—	264,214,055
Preferred Stocks
Italy	—	26,635	—	26,635
Rights/Warrants
Belgium	7	—	—	7
Hong Kong	—	6,412	—	6,412
Italy	—	—	—	—
Japan	—	—	—	—
Temporary Cash Investments	—	772,000	—	772,000
Securities Lending Collateral	—	241,563,668	—	241,563,668

TOTAL	$305,289,944	$1,294,752,111	—	$1,600,042,055

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.3%)
AUSTRALIA — (5.9%)
Australia & New Zealand Banking Group, Ltd.	642,628	$13,107,115	0.4%
Commonwealth Bank of Australia	249,307	11,520,833	0.3%
National Australia Bank, Ltd.	468,016	12,365,750	0.3%
Other Securities		222,067,785	6.0%

TOTAL AUSTRALIA		259,061,483	7.0%

AUSTRIA — (0.5%)
Other Securities		23,127,388	0.6%

BELGIUM — (0.9%)
Other Securities		40,361,634	1.1%

CANADA — (7.5%)
#Bank of Montreal	202,373	9,362,592	0.2%
EnCana Corp.	208,817	11,578,966	0.3%
#Manulife Financial Corp.	443,273	8,316,105	0.2%
#Royal Bank of Canada	162,793	8,244,588	0.2%
Suncor Energy, Inc.	402,417	13,358,748	0.4%
Talisman Energy, Inc.	499,600	8,523,281	0.2%
*Teck Resources, Ltd. Class B	337,587	9,799,554	0.3%
#Toronto Dominion Bank	234,460	13,364,903	0.4%
Other Securities		242,654,600	6.6%

TOTAL CANADA		325,203,337	8.8%

DENMARK — (0.8%)
Other Securities		33,362,644	0.9%

FINLAND — (1.3%)
Other Securities		57,389,630	1.6%

FRANCE — (7.1%)
#AXA SA Sponsored ADR	450,270	11,166,696	0.3%
BNP Paribas SA	264,297	19,910,585	0.5%
#Compagnie de Saint-Gobain SA	199,892	9,740,682	0.3%
#*GDF Suez SA	332,503	13,901,095	0.4%
Sanofi - Aventis SA ADR	423,195	15,624,359	0.4%
#Schneider Electric SA	86,442	8,988,999	0.2%
Societe Generale Paris SA	172,286	11,443,202	0.3%
Total SA Sponsored ADR	155,727	9,354,521	0.3%
Other Securities		211,624,580	5.7%

TOTAL FRANCE		311,754,719	8.4%

GERMANY — (5.0%)
Allianz SE Sponsored ADR	984,886	11,178,456	0.3%
#E.ON AG Sponsored ADR	218,470	8,389,248	0.2%
Munchener Rueckversicherungs-Gesellschaft AG	59,826	9,465,241	0.2%
Siemens AG Sponsored ADR	125,474	11,295,169	0.3%
Other Securities		179,767,598	4.9%

TOTAL GERMANY		220,095,712	5.9%

GREECE — (1.0%)
Other Securities		44,809,050	1.2%

HONG KONG — (1.8%)
Other Securities		77,593,825	2.1%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.6%)
Other Securities		$23,913,871	0.6%

ITALY — (2.6%)
#*Intesa Sanpaolo SpA	2,143,093	9,019,162	0.2%
*UniCredito SpA	4,050,516	13,570,061	0.4%
Other Securities		88,829,673	2.4%

TOTAL ITALY		111,418,896	3.0%

JAPAN — (17.1%)
#Honda Motor Co., Ltd. Sponsored ADR	409,732	12,689,400	0.3%
#Mitsubishi UFJ Financial Group, Inc. ADR	1,712,038	9,090,922	0.3%
Sony Corp. Sponsored ADR	290,300	8,531,917	0.2%
#Toyota Motor Corp. Sponsored ADR	260,669	20,564,177	0.6%
Other Securities		695,631,016	18.8%

TOTAL JAPAN		746,507,432	20.2%

NETHERLANDS — (2.4%)
#*ING Groep NV Sponsored ADR	843,215	10,877,473	0.3%
Other Securities		91,719,715	2.5%

TOTAL NETHERLANDS		102,597,188	2.8%

NEW ZEALAND — (0.2%)
Other Securities		9,828,546	0.3%

NORWAY — (0.9%)
Other Securities		40,646,423	1.1%

PORTUGAL — (0.5%)
Other Securities		20,329,702	0.5%

SINGAPORE — (1.2%)
Other Securities		51,319,251	1.4%

SPAIN — (2.9%)
#Banco Bilbao Vizcaya SA Sponsored ADR	858,383	15,279,217	0.4%
Banco Santander SA Sponsored ADR	2,128,205	34,178,972	0.9%
Other Securities		75,624,685	2.1%

TOTAL SPAIN		125,082,874	3.4%

SWEDEN — (2.0%)
#Nordea Bank AB	910,765	9,775,622	0.3%
Other Securities		77,992,798	2.1%

TOTAL SWEDEN		87,768,420	2.4%

SWITZERLAND — (5.7%)
Credit Suisse Group AG Sponsored ADR	405,680	21,622,744	0.6%
#*Holcim, Ltd.	196,366	12,497,670	0.3%
Nestle SA	546,164	25,397,485	0.7%
#Novartis AG ADR	446,694	23,205,753	0.6%
Roche Holding AG Genusschein	82,873	13,273,183	0.4%
Zurich Financial Services AG	61,540	14,092,204	0.4%
Other Securities		138,371,293	3.7%

TOTAL SWITZERLAND		248,460,332	6.7%

UNITED KINGDOM — (16.4%)
*Anglo American P.L.C.	536,326	19,405,941	0.5%
Aviva P.L.C.	1,407,246	8,799,750	0.2%
#*Barclays P.L.C. Sponsored ADR	892,663	18,656,657	0.5%
#*BP P.L.C. Sponsored ADR	717,376	40,617,829	1.1%
#HSBC Holdings P.L.C. Sponsored ADR	1,132,387	62,722,916	1.7%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
#Pearson P.L.C. Sponsored ADR	607,283	$8,265,122	0.2%
Royal Dutch Shell P.L.C. ADR	935,795	54,425,837	1.5%
SABmiller P.L.C.	376,453	9,867,463	0.3%
Standard Chartered P.L.C.	749,103	18,377,039	0.5%
Vodafone Group P.L.C. Sponsored ADR	1,571,531	34,872,273	1.0%
*Xstrata P.L.C.	782,713	11,273,856	0.3%
Other Securities		429,857,805	11.6%

TOTAL UNITED KINGDOM		717,142,488	19.4%

UNITED STATES — (0.0%)
Other Securities		158,075	0.0%

TOTAL COMMON STOCKS		3,677,932,920	99.4%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		92,550	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		4,504	0.0%

BELGIUM — (0.0%)
Other Securities		80	0.0%

DENMARK — (0.0%)
Other Securities		8,768	0.0%

FRANCE — (0.0%)
Other Securities		8	0.0%

GERMANY — (0.0%)
Other Securities		24,017	0.0%

HONG KONG — (0.0%)
Other Securities		56,110	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

SPAIN — (0.0%)
Other Securities		82,382	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		57,481	0.0%

TOTAL RIGHTS/WARRANTS		233,350	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $19,120,000 FNMA 5.058%(r), 01/01/36, valued at $12,807,097) to be repurchased at $12,615,200	$12,615	12,615,000	0.3%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (15.4%)
§@DFA Short Term Investment Fund LP	670,812,556	$670,812,556	18.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,919,841) to be repurchased at $1,882,208	$1,882	1,882,197	0.1%

TOTAL SECURITIES LENDING COLLATERAL		672,694,753	18.2%

TOTAL INVESTMENTS — (100.0%) (Cost $4,714,596,181)		$4,363,568,573	117.9%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$14,324,535	$244,736,948	—	$259,061,483
Austria	136,920	22,990,468	—	23,127,388
Belgium	4,443,476	35,918,158	—	40,361,634
Canada	325,194,945	8,392	—	325,203,337
Denmark	1,655,474	31,707,170	—	33,362,644
Finland	4,054,711	53,334,919	—	57,389,630
France	58,844,669	252,910,050	—	311,754,719
Germany	51,479,020	168,616,692	—	220,095,712
Greece	9,703,353	35,105,697	—	44,809,050
Hong Kong	367,693	77,226,132	—	77,593,825
Ireland	8,090,545	15,823,326	—	23,913,871
Italy	11,908,539	99,510,357	—	111,418,896
Japan	77,579,498	668,927,934	—	746,507,432
Netherlands	23,506,438	79,090,750	—	102,597,188
New Zealand	449,228	9,379,318	—	9,828,546
Norway	1,899,632	38,746,791	—	40,646,423
Portugal	320,178	20,009,524	—	20,329,702
Singapore	250,797	51,068,454	—	51,319,251
Spain	61,473,102	63,609,772	—	125,082,874
Sweden	7,169,735	80,598,685	—	87,768,420
Switzerland	62,098,431	186,361,901	—	248,460,332
United Kingdom	283,516,061	433,626,427	—	717,142,488
United States	158,075	—	—	158,075
Preferred Stocks
Australia	—	92,550	—	92,550
Rights/Warrants
Australia	—	4,504	—	4,504
Belgium	80	—	—	80
Denmark	8,768	—	—	8,768
France	8	—	—	8
Germany	—	24,017	—	24,017
Hong Kong	—	56,110	—	56,110
Italy	—	—	—	—
Japan	—	—	—	—
Spain	—	82,382	—	82,382
United Kingdom	57,481	—	—	57,481
Temporary Cash Investments	—	12,615,000	—	12,615,000
Securities Lending Collateral	—	672,694,753	—	672,694,753

TOTAL	$1,008,691,392	$3,354,877,181	—	$4,363,568,573

See accompanying Notes to Financial Statements.

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (90.9%)
AUSTRALIA — (5.2%)
Australia & New Zealand Banking Group, Ltd.	96,142	$1,960,923	0.3%
Commonwealth Bank of Australia	50,642	2,340,239	0.3%
National Australia Bank, Ltd.	65,156	1,721,528	0.3%
Other Securities		31,119,926	4.7%

TOTAL AUSTRALIA		37,142,616	5.6%

AUSTRIA — (0.5%)
Other Securities		3,352,618	0.5%

BELGIUM — (0.8%)
Other Securities		5,498,868	0.8%

BRAZIL — (1.8%)
Cia Vale do Rio Doce	52,700	1,343,323	0.2%
Other Securities		11,352,922	1.7%

TOTAL BRAZIL		12,696,245	1.9%

CANADA — (6.4%)
Royal Bank of Canada	39,027	1,976,507	0.3%
Suncor Energy, Inc.	70,464	2,339,140	0.4%
*Teck Resources, Ltd. Class B	51,800	1,503,662	0.2%
Toronto Dominion Bank	37,400	2,131,909	0.3%
Other Securities		38,015,826	5.7%

TOTAL CANADA		45,967,044	6.9%

CHILE — (0.3%)
Other Securities		2,173,675	0.3%

CHINA — (4.3%)
Bank of China, Ltd.	2,353,000	1,353,034	0.2%
China Construction Bank Corp.	1,628,000	1,403,550	0.2%
*Industrial & Commercial Bank of China, Ltd.	1,714,000	1,363,684	0.2%
Other Securities		26,921,629	4.0%

TOTAL CHINA		31,041,897	4.6%

CZECH REPUBLIC — (0.1%)
Other Securities		607,478	0.1%

DENMARK — (0.6%)
Other Securities		4,631,600	0.7%

FINLAND — (1.1%)
Other Securities		7,702,907	1.2%

FRANCE — (5.9%)
AXA SA Sponsored ADR	62,400	1,547,520	0.2%
BNP Paribas SA	43,518	3,278,391	0.5%
#Lafarge SA	15,620	1,267,872	0.2%
Sanofi - Aventis SA	17,594	1,289,677	0.2%
Schneider Electric SA	14,962	1,555,880	0.2%
Societe Generale Paris SA	27,595	1,832,854	0.3%
Other Securities		31,931,445	4.8%

TOTAL FRANCE		42,703,639	6.4%

GERMANY — (4.1%)
Allianz SE	11,378	1,303,354	0.2%
#Deutsche Bank AG	20,100	1,439,763	0.2%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (Continued)
E.ON AG	52,403	$2,002,180	0.3%
Munchener Rueckversicherungs-Gesellschaft AG	8,352	1,321,394	0.2%
Other Securities		23,413,988	3.5%

TOTAL GERMANY		29,480,679	4.4%

GREECE — (0.9%)
Other Securities		6,504,671	1.0%

HONG KONG — (1.7%)
Other Securities		11,943,648	1.8%

HUNGARY — (0.2%)
Other Securities		1,268,151	0.2%

INDIA — (2.0%)
Other Securities		14,392,828	2.2%

INDONESIA — (0.4%)
Other Securities		2,832,953	0.4%

IRELAND — (0.4%)
Other Securities		2,897,143	0.4%

ISRAEL — (0.5%)
Other Securities		3,660,827	0.6%

ITALY — (2.2%)
*UniCredito SpA	486,410	1,629,574	0.2%
Other Securities		14,033,052	2.1%

TOTAL ITALY		15,662,626	2.3%

JAPAN — (14.2%)
Toyota Motor Corp. Sponsored ADR	26,776	2,112,359	0.3%
Other Securities		100,458,222	15.0%

TOTAL JAPAN		102,570,581	15.3%

MALAYSIA — (0.7%)
Other Securities		4,824,190	0.7%

MEXICO — (0.8%)
Other Securities		6,009,411	0.9%

NETHERLANDS — (2.0%)
#*ING Groep NV Sponsored ADR	141,618	1,826,872	0.3%
Philips Electronics NV ADR	58,800	1,475,292	0.2%
Other Securities		11,423,625	1.7%

TOTAL NETHERLANDS		14,725,789	2.2%

NEW ZEALAND — (0.2%)
Other Securities		1,536,665	0.2%

NORWAY — (0.8%)
Other Securities		5,893,963	0.9%

PHILIPPINES — (0.1%)
Other Securities		789,804	0.1%

POLAND — (0.3%)
Other Securities		2,027,176	0.3%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PORTUGAL — (0.4%)
Other Securities		$2,941,399	0.4%

RUSSIA — (0.0%)
Other Securities		40,151	0.0%

SINGAPORE — (0.9%)
Other Securities		6,821,647	1.0%

SOUTH AFRICA — (1.5%)
Other Securities		10,630,181	1.6%

SOUTH KOREA — (2.8%)
Other Securities		20,380,746	3.1%

SPAIN — (2.5%)
Banco Bilbao Vizcaya SA Sponsored ADR	146,546	2,608,519	0.4%
Banco Santander SA	198,448	3,193,476	0.4%
Banco Santander SA Sponsored ADR	157,920	2,536,195	0.4%
Other Securities		9,886,784	1.5%

TOTAL SPAIN		18,224,974	2.7%

SWEDEN — (1.7%)
#Nordea Bank AB	145,566	1,562,421	0.2%
Other Securities		10,615,068	1.6%

TOTAL SWEDEN		12,177,489	1.8%

SWITZERLAND — (4.7%)
Credit Suisse Group AG	43,068	2,302,294	0.4%
Credit Suisse Group AG Sponsored ADR	28,818	1,535,999	0.2%
#*Holcim, Ltd.	31,260	1,989,536	0.3%
Nestle SA	33,903	1,576,543	0.2%
Novartis AG ADR	69,100	3,589,745	0.5%
Roche Holding AG Genusschein	9,111	1,459,245	0.2%
*UBS AG ADR	128,000	2,123,520	0.3%
Zurich Financial Services AG	10,105	2,313,970	0.4%
Other Securities		17,317,610	2.6%

TOTAL SWITZERLAND		34,208,462	5.1%

TAIWAN — (2.4%)
Other Securities		17,643,449	2.6%

THAILAND — (0.3%)
Other Securities		2,296,967	0.4%

TURKEY — (0.4%)
Other Securities		2,590,955	0.4%

UNITED KINGDOM — (14.8%)
*Anglo American P.L.C.	76,082	2,752,883	0.4%
Aviva P.L.C.	240,528	1,504,063	0.2%
*Barclays P.L.C.	374,834	1,964,536	0.3%
*BP P.L.C. Sponsored ADR	96,420	5,459,300	0.8%
HSBC Holdings P.L.C.	167,327	1,868,048	0.3%
HSBC Holdings P.L.C. Sponsored ADR	103,820	5,750,590	0.9%
Kingfisher P.L.C.	390,107	1,425,888	0.2%
Royal Dutch Shell P.L.C. ADR	108,043	6,283,781	0.9%
SABmiller P.L.C.	61,179	1,603,604	0.2%
Standard Chartered P.L.C.	138,929	3,408,215	0.5%
Vodafone Group P.L.C. Sponsored ADR	196,999	4,371,408	0.7%
*Xstrata P.L.C.	143,852	2,071,981	0.3%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Other Securities		$68,498,903	10.3%

TOTAL UNITED KINGDOM		106,963,200	16.0%

UNITED STATES — (0.0%)
Other Securities		59,244	0.0%

TOTAL COMMON STOCKS		655,518,556	98.0%

PREFERRED STOCKS — (1.3%)
BRAZIL — (1.3%)
Cia Vale do Rio Doce	66,950	1,546,545	0.2%
Other Securities		7,337,728	1.1%

TOTAL BRAZIL		8,884,273	1.3%

TOTAL PREFERRED STOCKS		8,884,273	1.3%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		—	0.0%

BRAZIL — (0.0%)
Other Securities		4,501	0.0%

DENMARK — (0.0%)
Other Securities		4,510	0.0%

GERMANY — (0.0%)
Other Securities		3,707	0.0%

HONG KONG — (0.0%)
Other Securities		8,989	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

SPAIN — (0.0%)
Other Securities		19,316	0.0%

TAIWAN — (0.0%)
Other Securities		2,503	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		10,252	0.0%

TOTAL RIGHTS/WARRANTS		53,778	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $7,150,000 FHLMC 6.040%(r), 11/01/36, valued at $4,590,056) to be repurchased at $4,521,072	$4,521	4,521,000	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (7.2%)
§@DFA Short Term Investment Fund LP	47,095,489	47,095,489	7.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07%11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,991,891) to be repurchased at $4,894,040	$4,894	4,894,011	0.7%

TOTAL SECURITIES LENDING COLLATERAL		51,989,500	7.8%

TOTAL INVESTMENTS — (100.0%) (Cost $611,968,564)		$720,967,107	107.8%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,225,736	$35,916,880	—	$37,142,616
Austria	—	3,352,618	—	3,352,618
Belgium	911,842	4,587,026	—	5,498,868
Brazil	12,696,245	—	—	12,696,245
Canada	45,967,044	—	—	45,967,044
Chile	2,173,675	—	—	2,173,675
China	3,407,086	27,634,811	—	31,041,897
Czech Republic	—	607,478	—	607,478
Denmark	211,980	4,419,620	—	4,631,600
Finland	361,058	7,341,849	—	7,702,907
France	4,886,686	37,816,953	—	42,703,639
Germany	5,824,473	23,656,206	—	29,480,679
Greece	1,441,545	5,063,126	—	6,504,671
Hong Kong	15,483	11,928,165	—	11,943,648
Hungary	102,720	1,165,431	—	1,268,151
India	874,488	13,518,340	—	14,392,828
Indonesia	70,126	2,762,827	—	2,832,953
Ireland	565,371	2,331,772	—	2,897,143
Israel	1,160,535	2,500,292	—	3,660,827
Italy	1,103,915	14,558,711	—	15,662,626
Japan	9,057,114	93,513,467	—	102,570,581
Malaysia	—	4,824,190	—	4,824,190
Mexico	6,009,411	—	—	6,009,411
Netherlands	5,536,180	9,189,609	—	14,725,789
New Zealand	32,256	1,504,409	—	1,536,665
Norway	154,418	5,739,545	—	5,893,963
Philippines	53,300	736,504	—	789,804
Poland	—	2,027,176	—	2,027,176
Portugal	4,386	2,937,013	—	2,941,399
Russia	—	40,151	—	40,151
Singapore	—	6,821,647	—	6,821,647
South Africa	1,169,370	9,460,811	—	10,630,181
South Korea	2,200,192	18,180,554	—	20,380,746
Spain	6,894,180	11,330,794	—	18,224,974
Sweden	268,124	11,909,365	—	12,177,489
Switzerland	8,892,771	25,315,691	—	34,208,462
Taiwan	228,385	17,415,064	—	17,643,449
Thailand	2,296,967	—	—	2,296,967
Turkey	52,576	2,538,379	—	2,590,955
United Kingdom	28,580,518	78,382,682	—	106,963,200
United States	59,244	—	—	59,244
Preferred Stocks
Brazil	8,884,273	—	—	8,884,273
Rights/Warrants
Belgium	—	—	—	—

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Brazil	$4,501	—	—	$4,501
Denmark	4,510	—	—	4,510
Germany	—	$3,707	—	3,707
Hong Kong	2,895	6,094	—	8,989
Italy	—	—	—	—
Spain	—	19,316	—	19,316
Taiwan	—	2,503	—	2,503
United Kingdom	10,252	—	—	10,252
Temporary Cash Investments	—	4,521,000	—	4,521,000
Securities Lending Collateral	—	51,989,500	—	51,989,500

TOTAL	$163,395,831	$557,571,276	—	$720,967,107

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2009

INTERNATIONAL SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$1,519,912,526
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	1,068,920,039
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	742,599,754
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	579,094,079
Investment in The Canadian Small Company Series of The DFA Investment Trust Company	365,189,000

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,294,422,039)	$4,275,715,398

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$4,275,715,398	—	—	$4,275,715,398

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

CONTINUED

JAPANESE SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$114,114,441

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $200,813,832)	$114,114,441

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$114,114,441	—	—	$114,114,441

ASIA PACIFIC SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$101,906,415

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $94,124,358)	$101,906,415

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$101,906,415	—	—	$101,906,415

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2009

UNITED KINGDOM SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$27,871,894

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $30,454,263)	$27,871,894

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$27,871,894	—	—	$27,871,894

CONTINENTAL SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$110,985,135

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $112,793,150)	$110,985,135

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$110,985,135	—	—	$110,985,135

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.0%)
AUSTRALIA — (22.2%)
CFS Retail Property Trust	9,299,087	$15,978,498	2.1%
Commonwealth Property Office Fund	8,329,358	6,533,372	0.9%
Dexus Property Group	21,038,811	14,864,254	2.0%
#Goodman Group	16,279,701	8,729,311	1.2%
GPT Group	38,018,670	19,402,061	2.6%
ING Office Fund	9,301,027	4,907,378	0.6%
Macquarie Country Wide Trust	6,416,906	3,550,288	0.5%
Macquarie Office Trust	17,635,306	4,937,341	0.7%
Stockland Trust Group	10,526,908	34,969,564	4.7%
Westfield Group	5,691,219	61,658,889	8.3%
Other Securities		17,694,934	2.4%

TOTAL AUSTRALIA		193,225,890	26.0%

BELGIUM — (1.7%)
Befimmo SCA	54,310	5,169,734	0.7%
#Cofinimmo SA	37,088	5,344,597	0.7%
Other Securities		4,474,108	0.6%

TOTAL BELGIUM		14,988,439	2.0%

CANADA — (4.1%)
#Boardwalk REIT	110,766	3,786,548	0.5%
#Riocan REIT	530,784	8,996,422	1.2%
Other Securities		22,539,091	3.1%

TOTAL CANADA		35,322,061	4.8%

CHINA — (0.1%)
Other Securities		880,600	0.1%

FRANCE — (14.0%)
#Fonciere des Regions SA	76,369	8,417,507	1.1%
*Gecina SA	45,779	4,870,047	0.7%
Icade SA	87,009	9,160,308	1.2%
#Klepierre SA	406,887	16,865,600	2.3%
#Mercialys SA	101,662	4,097,176	0.6%
#Societe Immobiliere de Location pour l’Industrie et le Commerce SA	60,852	7,730,059	1.0%
#Unibail-Rodamco SE	295,081	65,344,360	8.8%
Other Securities		5,071,061	0.7%

TOTAL FRANCE		121,556,118	16.4%

GERMANY — (0.1%)
Other Securities		918,116	0.1%

GREECE — (0.0%)
Other Securities		421,005	0.1%

HONG KONG — (3.2%)
#Champion REIT	10,915,658	4,594,160	0.6%
Link REIT (The)	9,083,626	20,618,431	2.8%
Other Securities		2,418,572	0.3%

TOTAL HONG KONG		27,631,163	3.7%

ITALY — (0.1%)
Other Securities		792,853	0.1%

JAPAN — (13.0%)
Frontier Real Estate Investment Corp.	595	4,484,008	0.6%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**

JAPAN — (Continued)
Japan Logistics Fund, Inc.	565	$4,293,002	0.6%
Japan Prime Realty Investment Corp.	2,682	5,840,893	0.8%
Japan Real Estate Investment Corp.	1,633	13,029,902	1.7%
Japan Retail Fund Investment	1,570	7,381,067	1.0%
#MORI TRUST Sogo REIT, Inc.	494	3,798,479	0.5%
Nippon Building Fund, Inc.	1,884	15,443,177	2.1%
#Nomura Real Estate Office Fund, Inc.	1,246	7,698,702	1.0%
Orix Jreit, Inc.	1,134	5,194,029	0.7%
#TOKYU REIT, Inc.	697	3,503,253	0.5%
United Urban Investment Corp.	857	4,999,093	0.7%
Other Securities		37,013,139	5.0%

TOTAL JAPAN		112,678,744	15.2%

NETHERLANDS — (4.0%)
#Corio NV	194,995	13,222,285	1.8%
Eurocommercial Properties NV	98,088	4,249,401	0.6%
#VastNed Retail NV	61,128	4,076,447	0.5%
#Wereldhave NV	87,503	8,542,822	1.1%
Other Securities		4,257,365	0.6%

TOTAL NETHERLANDS		34,348,320	4.6%

NEW ZEALAND — (0.8%)
Other Securities		7,017,019	1.0%

SINGAPORE — (5.0%)
Ascendas REIT	5,236,000	6,805,677	0.9%
CapitaCommercial Trust	9,676,000	7,274,904	1.0%
CapitaMall Trust	8,698,300	9,770,603	1.3%
Suntec REIT	6,516,000	5,542,650	0.8%
Other Securities		14,063,235	1.9%

TOTAL SINGAPORE		43,457,069	5.9%

SOUTH AFRICA — (1.2%)
Other Securities		10,626,976	1.4%

TAIWAN — (0.4%)
Other Securities		3,802,919	0.5%

UNITED KINGDOM — (15.1%)
British Land Co. P.L.C.	3,002,251	23,249,638	3.1%
Derwent London P.L.C.	487,068	9,921,298	1.3%
#Great Portland Estates P.L.C.	1,223,426	4,944,721	0.7%
Hammerson P.L.C.	2,396,955	15,898,980	2.2%
Land Securities Group P.L.C.	3,104,143	33,587,116	4.5%
Liberty International P.L.C.	1,794,983	13,250,009	1.8%
Segro P.L.C.	2,987,900	17,218,157	2.3%
Shaftesbury P.L.C.	977,674	6,022,655	0.8%
Other Securities		6,802,638	0.9%

TOTAL UNITED KINGDOM		130,895,212	17.6%

TOTAL COMMON STOCKS		738,562,504	99.5%

RIGHTS/WARRANTS — (0.0%)
SINGAPORE — (0.0%)
Other Securities		38,850	0.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $3,915,000 FNMA 6.50%, 06/25/39, valued at $4,213,519) to be repurchased at $4,146,066	$4,146	4,146,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.5%)
§@DFA Short Term Investment Fund LP	125,600,221	125,600,221	16.9%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $108,366) to be repurchased at $106,242	$106	106,241	0.0%

TOTAL SECURITIES LENDING COLLATERAL		125,706,462	16.9%

TOTAL INVESTMENTS — (100.0%) (Cost $1,087,597,780)		$868,453,816	117.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$193,225,890	—	$193,225,890
Belgium	—	14,988,439	—	14,988,439
Canada	$35,322,061	—	—	35,322,061
China	—	880,600	—	880,600
France	—	121,556,118	—	121,556,118
Germany	—	918,116	—	918,116
Greece	—	421,005	—	421,005
Hong Kong	—	27,631,163	—	27,631,163
Italy	—	792,853	—	792,853
Japan	—	112,678,744	—	112,678,744
Netherlands	—	34,348,320	—	34,348,320
New Zealand	—	7,017,019	—	7,017,019
Singapore	33,178	43,423,891	—	43,457,069
South Africa	1,963,337	8,663,639	—	10,626,976
Taiwan	748,199	3,054,720	—	3,802,919
United Kingdom	—	130,895,212	—	130,895,212
Rights/Warrants
Singapore	—	38,850	—	38,850
Temporary Cash Investments	—	4,146,000	—	4,146,000
Securities Lending Collateral	—	125,706,462	—	125,706,462

TOTAL	$38,066,775	$830,387,041	—	$868,453,816

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2009

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

	Shares	Value†

AFFILIATED INVESTMENT COMPANIES — (99.7%)
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	14,759,754	$225,676,641
Investment in DFA International Real Estate Securities Portfolio DFA Investment Dimensions Group Inc.	39,193,696	205,374,965

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $398,826,539)		431,051,606

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares (Cost $1,475,873)	1,475,873	1,475,873

TOTAL INVESTMENTS - (100.0%) (Cost $400,302,412)		$432,527,479

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$431,051,606	—	—	$431,051,606
Temporary Cash Investments	1,475,873	—	—	1,475,873

TOTAL	$432,527,479	—	—	$432,527,479

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (91.0%)
AUSTRALIA — (6.9%)
#Downer EDI, Ltd.	3,069,424	$23,365,680	0.4%
*Pacific Brands, Ltd.	29,002,108	33,770,277	0.5%
Other Securities		462,236,503	6.7%

TOTAL AUSTRALIA		519,372,460	7.6%

AUSTRIA — (1.0%)
*Wienerberger AG	1,587,273	28,673,473	0.4%
Other Securities		49,351,717	0.7%

TOTAL AUSTRIA		78,025,190	1.1%

BELGIUM — (1.4%)
Other Securities		106,691,942	1.6%

CANADA — (7.6%)
*Celestica, Inc.	4,081,842	33,649,120	0.5%
#Laurentian Bank of Canada	689,000	25,170,898	0.4%
*Lundin Mining Corp.	6,297,886	25,318,427	0.4%
Sherritt International Corp.	5,573,711	35,748,398	0.5%
#*Viterra, Inc.	3,936,739	37,473,695	0.5%
Other Securities		413,560,283	6.0%

TOTAL CANADA		570,920,821	8.3%

DENMARK — (0.5%)
Other Securities		37,680,909	0.6%

FINLAND — (2.9%)
#Huhtamaki Oyj	1,826,851	24,693,015	0.4%
#Kemira Oyj	1,754,896	27,826,374	0.4%
#Outokumpu Oyj Series A	2,864,481	47,366,190	0.7%
#Pohjola Bank P.L.C.	3,363,010	37,370,684	0.5%
#Rautaruukki Oyj Series K	1,108,900	22,603,880	0.3%
Other Securities		58,739,847	0.9%

TOTAL FINLAND		218,599,990	3.2%

FRANCE — (6.1%)
Arkema SA	1,028,400	39,258,912	0.6%
*Atos Origin SA	752,174	35,214,237	0.5%
#Havas SA	8,111,619	30,830,117	0.4%
#Nexans SA	593,945	41,941,024	0.6%
*Valeo SA	1,402,110	38,061,454	0.6%
Other Securities		268,325,024	3.9%

TOTAL FRANCE		453,630,768	6.6%

GERMANY — (5.8%)
#Aurubis AG	1,148,031	45,536,498	0.7%
#Bilfinger Berger AG	956,696	61,253,282	0.9%
#Lanxess AG	1,049,103	32,980,226	0.5%
#Rheinmetall AG	482,624	26,206,443	0.4%
Other Securities		269,817,799	3.9%

TOTAL GERMANY		435,794,248	6.4%

GREECE — (0.8%)
Other Securities		58,439,452	0.9%

HONG KONG — (2.2%)
Other Securities		163,275,519	2.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.9%)
Other Securities		$64,395,941	0.9%

ITALY — (4.5%)
Banca Popolare di Milano Scarl	10,151,010	75,527,076	1.1%
#Fondiaria - SAI SpA	1,781,588	32,470,921	0.5%
*Pirelli & Co. SpA	67,386,003	37,862,403	0.6%
Other Securities		188,514,113	2.7%

TOTAL ITALY		334,374,513	4.9%

JAPAN — (19.9%)
Other Securities		1,490,165,879	21.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (1.9%)
Nutreco Holding NV	746,767	37,693,977	0.5%
#*USG People NV	1,386,176	24,117,169	0.4%
Other Securities		79,748,369	1.2%

TOTAL NETHERLANDS		141,559,515	2.1%

NEW ZEALAND — (0.3%)
Other Securities		23,944,763	0.3%

NORWAY — (1.0%)
Other Securities		78,702,123	1.1%

PORTUGAL — (0.2%)
Other Securities		13,469,857	0.2%

SINGAPORE — (1.6%)
Other Securities		118,964,304	1.7%

SPAIN — (1.3%)
Ebro Puleva SA	1,461,723	27,835,690	0.4%
Other Securities		71,335,758	1.0%

TOTAL SPAIN		99,171,448	1.4%

SWEDEN — (3.3%)
#Boliden AB	4,986,751	60,046,993	0.9%
#*Trelleborg AB Series B	6,681,684	40,590,079	0.6%
Other Securities		142,855,875	2.1%

TOTAL SWEDEN		243,492,947	3.6%

SWITZERLAND — (4.6%)
*Clariant AG	4,668,293	44,630,582	0.6%
Helvetia Holding AG	86,089	27,449,020	0.4%
#PSP Swiss Property AG	588,827	33,042,294	0.5%
Other Securities		237,538,217	3.5%

TOTAL SWITZERLAND		342,660,113	5.0%

UNITED KINGDOM — (16.3%)
Amlin P.L.C.	9,708,370	56,193,562	0.8%
Bellway P.L.C.	3,481,205	41,637,233	0.6%
*Bovis Homes Group P.L.C.	4,184,856	28,182,882	0.4%
Brit Insurance Holdings P.L.C.	11,179,422	38,072,361	0.6%
Catlin Group, Ltd.	8,508,243	45,940,078	0.7%
Close Brothers Group P.L.C.	2,135,186	24,553,339	0.4%
*Cookson Group P.L.C.	3,902,119	23,284,656	0.3%
DS Smith P.L.C.	12,895,987	24,629,261	0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Greene King P.L.C.	5,260,781	$33,988,997	0.5%
Hiscox, Ltd.	10,648,017	55,841,012	0.8%
Meggitt P.L.C.	12,962,458	51,899,258	0.8%
Millennium & Copthorne Hotels P.L.C.	5,019,556	27,745,529	0.4%
Mondi P.L.C.	7,958,099	43,926,465	0.6%
*Persimmon P.L.C.	6,879,478	45,355,560	0.7%
*Premier Foods P.L.C.	40,873,986	23,964,979	0.3%
Tomkins P.L.C.	13,525,823	37,106,806	0.5%
Travis Perkins P.L.C.	3,875,156	47,804,947	0.7%
Other Securities		572,280,454	8.3%

TOTAL UNITED KINGDOM		1,222,407,379	17.8%

TOTAL COMMON STOCKS		6,815,740,081	99.4%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		2,217,142	0.0%

FINLAND — (0.0%)
Other Securities		18,739	0.0%

TOTAL PREFERRED STOCKS		2,235,881	0.0%

RIGHTS/WARRANTS — (0.2%)

AUSTRALIA — (0.0%)
Other Securities		103,581	0.0%

BELGIUM — (0.0%)
Other Securities		14	0.0%

CANADA — (0.0%)
Other Securities		24,280	0.0%

FRANCE — (0.0%)
Other Securities		27,132	0.0%

GERMANY — (0.0%)
Other Securities		308,692	0.0%

HONG KONG — (0.0%)
Other Securities		1,197,219	0.0%

ITALY — (0.0%)
Other Securities		37,152	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

MALAYSIA — (0.0%)
Other Securities		3,012	0.0%

NORWAY — (0.0%)
Other Securities		13,925	0.0%

SPAIN — (0.1%)
Other Securities		2,182,764	0.1%

UNITED KINGDOM — (0.1%)
Other Securities		6,923,620	0.1%

TOTAL RIGHTS/WARRANTS		10,821,391	0.2%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)

SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund LP	660,084,739	$660,084,739	9.6%
@Repurchase Agreement, Deutsche Bank Securities 0.07%,
11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $355,813) to be repurchased at $348,838	$349	348,836	0.0%

TOTAL SECURITIES LENDING COLLATERAL		660,433,575	9.6%

TOTAL INVESTMENTS — (100.0%) (Cost $8,133,915,343)		$7,489,230,928	109.2%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$288,015	$519,084,445	—	$519,372,460
Austria	22,426	78,002,764	—	78,025,190
Belgium	—	106,691,942	—	106,691,942
Canada	570,920,821	—	—	570,920,821
Denmark	98,745	37,582,164	—	37,680,909
Finland	—	218,599,990	—	218,599,990
France	1,488,725	452,142,043	—	453,630,768
Germany	—	435,794,248	—	435,794,248
Greece	96,399	58,343,053	—	58,439,452
Hong Kong	258,326	163,017,193	—	163,275,519
Ireland	154,426	64,241,515	—	64,395,941
Italy	—	334,374,513	—	334,374,513
Japan	541,687	1,489,624,192	—	1,490,165,879
Malaysia	—	—	—	—
Netherlands	—	141,559,515	—	141,559,515
New Zealand	—	23,944,763	—	23,944,763
Norway	—	78,702,123	—	78,702,123
Portugal	—	13,469,857	—	13,469,857
Singapore	930,728	118,033,576	—	118,964,304
Spain	—	99,171,448	—	99,171,448
Sweden	—	243,492,947	—	243,492,947
Switzerland	690,857	341,969,256	—	342,660,113
United Kingdom	385,964	1,222,021,415	—	1,222,407,379
Preferred Stocks
Australia	—	2,217,142	—	2,217,142

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Finland	—	$18,739	—	$18,739
Rights/Warrants
Australia	—	103,581	—	103,581
Belgium	$14	—	—	14
Canada	24,280	—	—	24,280
France	27,132	—	—	27,132
Germany	—	308,692	—	308,692
Hong Kong	51,124	1,146,095	—	1,197,219
Italy	37,152	—	—	37,152
Japan	—	—	—	—
Malaysia	—	3,012	—	3,012
Norway	—	13,925	—	13,925
Spain	—	2,182,764	—	2,182,764
United Kingdom	1,771,371	5,152,249	—	6,923,620
Securities Lending Collateral	—	660,433,575	—	660,433,575

TOTAL	$577,788,192	$6,911,442,736	—	$7,489,230,928

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
AUSTRALIA — (6.1%)
Australia & New Zealand Banking Group, Ltd.	29,839	$608,600	0.3%
#Macquarie Group, Ltd.	13,345	584,454	0.2%
Other Securities		17,131,267	6.5%

TOTAL AUSTRALIA		18,324,321	7.0%

AUSTRIA — (0.7%)
Voestalpine AG	16,154	552,370	0.2%
Other Securities		1,529,125	0.6%

TOTAL AUSTRIA		2,081,495	0.8%

BELGIUM — (1.0%)
Solvay SA	5,891	578,480	0.2%
Other Securities		2,468,869	1.0%

TOTAL BELGIUM		3,047,349	1.2%

CANADA — (8.1%)
#Bank of Montreal	20,300	939,160	0.4%
Sun Life Financial, Inc.	19,778	547,069	0.2%
Suncor Energy, Inc.	29,572	981,664	0.4%
Talisman Energy, Inc.	45,748	780,470	0.3%
*Teck Resources, Ltd. Class B	33,100	960,835	0.4%
#Toronto Dominion Bank	11,000	627,032	0.2%
Other Securities		19,751,980	7.5%

TOTAL CANADA		24,588,210	9.4%

DENMARK — (1.0%)
Other Securities		2,897,663	1.1%

FINLAND — (1.7%)
UPM-Kymmene Oyj	45,985	551,884	0.2%
Other Securities		4,542,667	1.7%

TOTAL FINLAND		5,094,551	1.9%

FRANCE — (6.2%)
BNP Paribas SA	13,962	1,051,815	0.4%
Compagnie Generale des Establissements Michelin SA Series B	8,950	662,989	0.3%
#Lafarge SA	8,284	672,410	0.3%
*Natixis SA	99,455	558,692	0.2%
Societe Generale Paris SA	9,034	600,036	0.2%
Other Securities		15,242,693	5.8%

TOTAL FRANCE		18,788,635	7.2%

GERMANY — (4.5%)
#Deutsche Bank AG	20,528	1,470,421	0.5%
E.ON AG	18,237	696,788	0.3%
Other Securities		11,465,158	4.4%

TOTAL GERMANY		13,632,367	5.2%

GREECE — (1.5%)
*Alpha Bank A.E.	33,606	647,924	0.3%
*Piraeus Bank S.A.	34,245	590,409	0.2%
Other Securities		3,220,866	1.2%

TOTAL GREECE		4,459,199	1.7%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (1.9%)
Other Securities		$5,818,759	2.2%

IRELAND — (0.8%)
Other Securities		2,323,811	0.9%

ITALY — (2.6%)
Other Securities		7,735,814	2.9%

JAPAN — (18.9%)
Toyota Motor Corp. Sponsored ADR	7,600	599,564	0.2%
Other Securities		56,552,820	21.6%

TOTAL JAPAN		57,152,384	21.8%

NETHERLANDS — (2.5%)
Koninklijke DSM NV	11,964	524,191	0.2%
Philips Electronics NV	22,955	576,648	0.2%
Other Securities		6,514,761	2.5%

TOTAL NETHERLANDS		7,615,600	2.9%

NEW ZEALAND — (0.3%)
Other Securities		919,440	0.4%

NORWAY — (1.2%)
Other Securities		3,760,388	1.4%

PORTUGAL — (0.5%)
Other Securities		1,619,843	0.6%

SINGAPORE — (1.2%)
Other Securities		3,732,209	1.4%

SPAIN — (2.4%)
Banco Bilbao Vizcaya SA Sponsored ADR	40,108	713,922	0.3%
Banco Santander SA	71,865	1,156,470	0.4%
Banco Santander SA Sponsored ADR	49,420	793,685	0.3%
Other Securities		4,688,871	1.8%

TOTAL SPAIN		7,352,948	2.8%

SWEDEN — (2.0%)
Other Securities		6,102,081	2.3%

SWITZERLAND — (5.4%)
Credit Suisse Group AG	13,655	729,958	0.3%
#*Holcim, Ltd.	21,970	1,398,276	0.5%
Novartis AG ADR	11,400	592,230	0.2%
#Swatch Group AG	2,763	645,152	0.3%
Swiss Reinsurance Co., Ltd. AG	23,898	973,141	0.4%
*UBS AG	52,017	867,370	0.3%
*UBS AG ADR	34,236	567,975	0.2%
Zurich Financial Services AG	6,240	1,428,914	0.5%
Other Securities		9,144,399	3.5%

TOTAL SWITZERLAND		16,347,415	6.2%

UNITED KINGDOM — (15.7%)
*Anglo American P.L.C.	48,414	1,751,769	0.7%
Aviva P.L.C.	128,562	803,920	0.3%
*Barclays P.L.C.	105,354	552,169	0.2%
*BP P.L.C. Sponsored ADR	18,084	1,023,916	0.4%
HSBC Holdings P.L.C. Sponsored ADR	35,757	1,980,580	0.8%
International Power P.L.C.	146,938	610,041	0.2%
Kingfisher P.L.C.	225,944	825,853	0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**

UNITED KINGDOM — (Continued)
Legal & General Group P.L.C.	575,477	$738,420	0.3%
Old Mutual P.L.C.	499,092	866,235	0.3%
Prudential P.L.C.	68,348	620,833	0.2%
Royal Dutch Shell P.L.C. ADR	32,048	1,863,912	0.7%
RSA Insurance Group P.L.C.	322,917	639,902	0.2%
Standard Chartered P.L.C.	26,514	650,443	0.3%
Standard Life P.L.C.	213,961	762,724	0.3%
Vodafone Group P.L.C. Sponsored ADR	56,540	1,254,623	0.5%
*Xstrata P.L.C.	53,951	777,087	0.3%
Other Securities		31,609,787	12.0%

TOTAL UNITED KINGDOM		47,332,214	18.0%

TOTAL COMMON STOCKS		260,726,696	99.3%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		—	0.0%

DENMARK — (0.0%)
Other Securities		568	0.0%

GERMANY — (0.0%)
Other Securities		3,559	0.0%

HONG KONG — (0.0%)
Other Securities		5,586	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

NORWAY — (0.0%)
Other Securities		2,334	0.0%

SPAIN — (0.0%)
Other Securities		6,021	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		33,339	0.0%

TOTAL RIGHTS/WARRANTS		51,407	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%,
11/02/09 (Collateralized by $1,830,000 FHLMC 6.040%(r), 11/01/36, valued at $1,174,798) to be repurchased at $1,155,018	$1,155	1,155,000	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.4%)
§@DFA Short Term Investment Fund LP	38,492,317	38,492,317	14.7%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07% 11/02/09
(Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $2,012,891) to be repurchased at $1,973,435	$1,973	1,973,423	0.7%

TOTAL SECURITIES LENDING COLLATERAL		40,465,740	15.4%

TOTAL INVESTMENTS — (100.0%) (Cost $247,812,128)		$302,398,843	115.2%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$411,657	$17,912,664	—	$18,324,321
Austria	—	2,081,495	—	2,081,495
Belgium	230,520	2,816,829	—	3,047,349
Canada	24,588,210	—	—	24,588,210
Denmark	17,522	2,880,141	—	2,897,663
Finland	—	5,094,551	—	5,094,551
France	1,046,254	17,742,381	—	18,788,635
Germany	2,742,895	10,889,472	—	13,632,367
Greece	381,443	4,077,756	—	4,459,199
Hong Kong	9,693	5,809,066	—	5,818,759
Ireland	495,321	1,828,490	—	2,323,811
Italy	473,358	7,262,456	—	7,735,814
Japan	2,796,176	54,356,208	—	57,152,384
Netherlands	1,819,243	5,796,357	—	7,615,600
New Zealand	11,648	907,792	—	919,440
Norway	—	3,760,388	—	3,760,388
Portugal	—	1,619,843	—	1,619,843
Singapore	—	3,732,209	—	3,732,209
Spain	1,724,397	5,628,551	—	7,352,948
Sweden	62,400	6,039,681	—	6,102,081
Switzerland	1,752,841	14,594,574	—	16,347,415
United Kingdom	7,015,128	40,317,086	—	47,332,214
Rights/Warrants
Belgium	—	—	—	—
Denmark	568	—	—	568
Germany	—	3,559	—	3,559
Hong Kong	—	5,586	—	5,586
Italy	—	—	—	—

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Norway	—	$2,334	—	$2,334
Spain	—	6,021	—	6,021
United Kingdom	$6,884	26,455	—	33,339
Temporary Cash Investments	—	1,155,000	—	1,155,000
Securities Lending Collateral	—	40,465,740	—	40,465,740

TOTAL	$45,586,158	$256,812,685	—	$302,398,843

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2009

EMERGING MARKETS PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$1,967,084,229

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,011,671,280)	$1,967,084,229

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,967,084,229	—	—	$1,967,084,229

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$1,134,439,234

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $854,969,140)	$1,134,439,234

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,134,439,234	—	—	$1,134,439,234

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.5%)
BRAZIL — (7.4%)
BM&F Bovespa SA	1,104,321	$7,115,147	0.3%
Cia Vale do Rio Doce	708,190	18,051,763	0.7%
#Itau Unibanco Holding SA ADR	1,648,537	31,552,998	1.3%
Petroleo Brasileiro SA ADR (71654V101)	637,166	25,563,100	1.0%
#Petroleo Brasileiro SA ADR (71654V408)	462,510	21,377,212	0.9%
Other Securities		98,747,396	4.0%

TOTAL BRAZIL		202,407,616	8.2%

CHILE — (1.8%)
Other Securities		49,299,787	2.0%

CHINA — (11.0%)
Bank of China, Ltd.	17,448,000	10,033,035	0.4%
China Construction Bank Corp.	16,648,000	14,352,768	0.6%
#China Life Insurance Co., Ltd. ADR	159,456	10,940,276	0.5%
#China Mobile, Ltd. Sponsored ADR	318,041	14,862,056	0.6%
#China Petroleum and Chemical Corp. (Sinopec) ADR	88,100	7,432,116	0.3%
#CNOOC, Ltd. ADR	116,476	17,347,935	0.7%
#*Industrial & Commercial Bank of China, Ltd.	21,941,000	17,456,588	0.7%
#PetroChina Co., Ltd. ADR	129,733	15,573,149	0.6%
Other Securities		193,263,616	7.9%

TOTAL CHINA		301,261,539	12.3%

CZECH REPUBLIC — (0.6%)
Other Securities		16,134,619	0.7%

HUNGARY — (1.1%)
*MOL Hungarian Oil & Gas NYRT	83,994	7,017,209	0.3%
#*OTP Bank NYRT	488,536	13,737,383	0.6%
Other Securities		8,659,120	0.3%

TOTAL HUNGARY		29,413,712	1.2%

INDIA — (10.5%)
ICICI Bank, Ltd. Sponsored ADR	396,338	12,464,830	0.5%
Infosys Technologies, Ltd.	225,217	10,455,397	0.4%
*Reliance Industries, Ltd.	690,546	27,939,425	1.1%
Other Securities		237,253,820	9.7%

TOTAL INDIA		288,113,472	11.7%

INDONESIA — (2.3%)
PT Astra International Tbk	2,085,000	6,708,063	0.3%
Other Securities		57,010,581	2.3%

TOTAL INDONESIA		63,718,644	2.6%

ISRAEL — (3.6%)
*Bank Hapoalim B.M.	1,946,691	7,106,879	0.3%
*Bank Leumi Le-Israel B.M.	1,734,653	6,774,661	0.3%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	838,566	42,330,812	1.7%
Other Securities		42,860,323	1.7%

TOTAL ISRAEL		99,072,675	4.0%

MALAYSIA — (3.8%)
Other Securities		105,292,715	4.3%

MEXICO — (5.0%)
America Movil S.A.B. de C.V. Series L ADR	359,075	15,845,980	0.6%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
*Cemex S.A.B. de C.V. Sponsored ADR	1,165,980	$12,102,873	0.5%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	230,240	9,971,694	0.4%
*Grupo Financiero Banorte S.A.B. de C.V.	2,596,307	8,297,957	0.3%
*Grupo Mexico S.A.B. de C.V. Series B	5,000,219	9,997,598	0.4%
Grupo Televisa S.A. de C.V. Sponsored ADR	356,510	6,902,034	0.3%
Other Securities		74,768,418	3.1%

TOTAL MEXICO		137,886,554	5.6%

PHILIPPINES — (0.6%)
Other Securities		15,883,678	0.6%

POLAND — (1.8%)
KGHM Polska Miedz SA	192,817	6,490,348	0.2%
Other Securities		43,827,902	1.8%

TOTAL POLAND		50,318,250	2.0%

RUSSIA — (0.9%)
*Gazprom OAO Sponsored ADR	410,963	9,855,738	0.4%
Other Securities		13,898,180	0.6%

TOTAL RUSSIA		23,753,918	1.0%

SINGAPORE — (0.0%)
Other Securities		114,229	0.0%

SOUTH AFRICA — (9.2%)
#Gold Fields, Ltd. Sponsored ADR	755,800	9,636,450	0.4%
Impala Platinum Holdings, Ltd.	418,209	9,088,505	0.4%
MTN Group, Ltd.	1,041,866	15,512,590	0.6%
Naspers, Ltd. Series N	378,717	13,663,814	0.5%
Sanlam, Ltd.	3,530,404	9,688,256	0.4%
Sasol, Ltd. Sponsored ADR	466,600	17,446,174	0.7%
Standard Bank Group, Ltd.	1,207,837	15,143,321	0.6%
Other Securities		163,739,983	6.7%

TOTAL SOUTH AFRICA		253,919,093	10.3%

SOUTH KOREA — (10.5%)
Hyundai Motor Co., Ltd.	92,301	8,372,115	0.4%
*KB Financial Group, Inc. ADR	206,311	9,787,394	0.4%
#POSCO ADR	127,995	13,070,849	0.5%
Samsung Electronics Co., Ltd.	46,112	27,747,117	1.1%
Shinhan Financial Group Co., Ltd. ADR	97,355	7,364,906	0.3%
Other Securities		222,288,787	9.1%

TOTAL SOUTH KOREA		288,631,168	11.8%

TAIWAN — (10.3%)
Hon Hai Precision Industry Co., Ltd.	3,065,530	12,007,153	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,259,652	11,354,999	0.5%
Other Securities		260,512,700	10.6%

TOTAL TAIWAN		283,874,852	11.6%

THAILAND — (1.8%)
Other Securities		50,759,389	2.1%

TURKEY — (2.3%)
Turkiye Garanti Bankasi A.S.	1,790,492	6,502,250	0.3%
Other Securities		56,452,562	2.3%

TOTAL TURKEY		62,954,812	2.6%

TOTAL COMMON STOCKS		2,322,810,722	94.6%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PREFERRED STOCKS — (4.6%)
BRAZIL — (4.6%)
#Banco Bradesco SA Sponsored ADR	696,802	$13,726,999	0.6%
Cia Vale do Rio Doce	738,786	17,065,957	0.7%
#Gerdau SA Sponsored ADR	678,100	10,239,310	0.4%
Metalurgica Gerdau SA	394,900	7,251,939	0.3%
Usinas Siderurgicas de Minas Gerais SA Series A	330,300	8,625,000	0.3%
Other Securities		68,244,882	2.8%

TOTAL BRAZIL		125,154,087	5.1%

INDIA — (0.0%)
Other Securities		6,467	0.0%

TOTAL PREFERRED STOCKS		125,160,554	5.1%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		36,466	0.0%

CHILE — (0.0%)
Other Securities		638	0.0%

CHINA — (0.0%)
Other Securities		12,816	0.0%

MALAYSIA — (0.0%)
Other Securities		22,681	0.0%

PHILIPPINES — (0.0%)
Other Securities		33,455	0.0%

SOUTH AFRICA — (0.0%)
Other Securities		10,914	0.0%

SOUTH KOREA — (0.0%)
Other Securities		27	0.0%

TAIWAN — (0.0%)
Other Securities		39,026	0.0%

THAILAND — (0.0%)
Other Securities		96,005	0.0%

TOTAL RIGHTS/WARRANTS		252,028	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%,
11/02/09 (Collateralized by $14,795,000 FHLMC 6.040%(r), 11/01/36, valued at $9,497,885) to be repurchased at $9,355,148	$9,355	9,355,000	0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)

SECURITIES LENDING COLLATERAL — (10.6%)
§@DFA Short Term Investment Fund LP	288,996,329	$288,996,329	11.8%
@Repurchase Agreement, Deutsche Bank Securities 0.07%,
11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $2,814,708) to be repurchased at $2,759,534	$2,760	2,759,518	0.1%

TOTAL SECURITIES LENDING COLLATERAL		291,755,847	11.9%

TOTAL INVESTMENTS — (100.0%) (Cost $2,300,286,128)		$2,749,334,151	112.0%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$202,407,616	—	—	$202,407,616
Chile	49,299,787	—	—	49,299,787
China	93,691,579	$207,569,960	—	301,261,539
Czech Republic	—	16,134,619	—	16,134,619
Hungary	840,571	28,573,141	—	29,413,712
India	16,678,159	271,435,313	—	288,113,472
Indonesia	5,180,275	58,538,369	—	63,718,644
Israel	46,850,946	52,221,729	—	99,072,675
Malaysia	103,683	105,189,032	—	105,292,715
Mexico	137,844,921	41,633	—	137,886,554
Philippines	2,041,390	13,842,288	—	15,883,678
Poland	—	50,318,250	—	50,318,250
Russia	1,112,475	22,641,443	—	23,753,918
Singapore	—	114,229	—	114,229
South Africa	36,360,155	217,558,938	—	253,919,093
South Korea	37,224,895	251,406,273	—	288,631,168
Taiwan	7,621,543	276,253,309	—	283,874,852
Thailand	50,753,618	5,771	—	50,759,389
Turkey	550,208	62,404,604	—	62,954,812
Preferred Stocks
Brazil	125,154,087	—	—	125,154,087
India	—	6,467	—	6,467
Rights/Warrants
Brazil	36,466	—	—	36,466
Chile	638	—	—	638
China	12,816	—	—	12,816
Malaysia	22,681	—	—	22,681
Philippines	—	33,455	—	33,455

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
South Africa	$10,914	—	—	$10,914
South Korea	—	$27	—	27
Taiwan	—	39,026	—	39,026
Thailand	96,005	—	—	96,005
Temporary Cash Investments	—	9,355,000	—	9,355,000
Securities Lending Collateral	—	291,755,847	—	291,755,847

TOTAL	$813,895,428	$1,935,438,723	—	$2,749,334,151

See accompanying Notes to Financial Statements.

DFA ONE-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009

		Face Amount	Value†
		(000)
AGENCY OBLIGATIONS — (28.4%)
Federal Farm Credit Bank
#	5.375%, 07/18/11	$57,000	$61,302,189
	3.875%, 08/25/11	40,000	42,065,120
#	1.125%, 10/03/11	30,000	29,977,590
Federal Home Loan Bank
#	1.375%, 05/16/11	77,000	77,747,824
#	2.625%, 05/20/11	40,000	41,157,240
#	3.375%, 06/24/11	85,000	88,343,050
#	3.625%, 07/01/11	112,000	117,147,968
#	1.625%, 07/27/11	133,200	134,744,454
#	5.375%, 08/19/11	55,000	59,265,525
	3.750%, 09/09/11	90,000	94,727,070
#	3.625%, 09/16/11	121,000	127,167,249
Federal Home Loan Mortgage Corporation
#	5.625%, 03/15/11	65,000	69,381,455
	1.625%, 04/26/11	80,000	81,012,880
#	6.000%, 06/15/11	79,000	85,566,322
	5.250%, 07/18/11	65,000	69,901,975
Federal National Mortgage Association
#	4.500%, 02/15/11	63,000	66,203,172
	1.750%, 03/23/11	40,000	40,576,760
	1.375%, 04/28/11	82,000	82,689,046
#	6.000%, 05/15/11	65,000	70,099,185
	3.375%, 05/19/11	20,000	20,814,300

TOTAL AGENCY OBLIGATIONS			1,459,890,374

BONDS — (31.3%)
Bank of America
	1.700%, 12/23/10	40,000	40,446,440
Bank of New York Mellon Corp.
	4.950%, 01/14/11	5,000	5,199,450
Bank of New York Mellon Corp. Floating Rate Note
(r)	0.872%, 02/05/10	59,000	59,062,894
BP Capital Markets P.L.C.
	1.550%, 08/11/11	24,000	24,355,608
BP Capital Markets P.L.C. Floating Rate Note
(r)	1.293%, 03/17/11	29,364	29,761,559
Citigroup, Inc.
	1.500%, 07/12/11	39,000	39,361,920
	1.250%, 09/22/11	20,000	20,082,220

	Face Amount	Value†
	(000)

CME Group, Inc. Floating Rate Note
(r) 1.121%, 08/06/10	$100,000	$100,491,500
Deutsche Bank AG Floating Rate Note
(r) 0.892%, 06/18/10	100,000	99,599,300
General Electric Capital Corp.
5.000%, 12/01/10	10,000	10,389,700
1.625%, 01/07/11	60,000	60,648,780
General Electric Capital Corp. Floating Rate Note
(r) 0.330%, 03/12/10	15,000	15,000,825
(r) 0.524%, 05/10/10	10,200	10,203,468
Goldman Sachs Group, Inc.
1.700%, 03/15/11	50,000	50,722,350
1.625%, 07/15/11	66,000	66,804,672
Japan Finance Corp.
2.000%, 06/24/11	78,200	79,421,562
JPMorgan Chase & Co. Floating Rate Note
(r) 0.781%, 11/19/09	66,510	66,526,761
(r) 0.454%, 01/17/11	10,000	9,953,260
(r) 0.550%, 05/16/11	15,000	14,884,380
(r) 1.050%, 06/13/11	10,490	10,565,727
Kreditanstalt fuer Wiederaufbau
4.625%, 01/20/11	58,000	60,556,582
1.875%, 03/15/11	35,000	35,542,290
3.250%, 10/14/11	20,000	20,824,500
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.250%, 09/15/10	24,400	25,165,867
Manitoba, Province of Canada
4.450%, 04/12/10	5,450	5,546,312
Morgan Stanley
2.900%, 12/01/10	90,000	92,098,170
# 2.000%, 09/22/11	25,000	25,489,250
Nordea Bank Finland P.L.C. Floating Rate Note
(r) 0.584%, 10/14/11	50,000	50,000,000
Nordic Investment Bank
4.875%, 03/15/11	12,291	12,996,454
Oesterreichische Kontrollbank AG
4.250%, 10/06/10	10,000	10,344,380
Oesterreichische Kontrollbank AG
2.875%, 03/15/11	82,000	84,494,604

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)

Regions Bank
2.750%, 12/10/10	$18,000	$18,394,128
Royal Bank of Canada
5.650%, 07/20/11	23,000	24,707,083
Svensk Exportkredit AB
4.000%, 06/15/10	77,000	78,649,494
4.500%, 09/27/10	13,000	13,463,437
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.384%, 10/04/11	48,000	47,908,464
Wachovia Corp. Floating Rate Note
(r) 0.857%, 11/24/09	93,000	93,027,528
Wells Fargo & Co. Floating Rate Note
(r) 0.384%, 01/12/11	25,000	24,916,150
Westpac Banking Corp. Floating Rate Note
(r) 0.304%, 10/06/10	75,000	74,931,525

TOTAL BONDS		1,612,538,594

U.S. TREASURY OBLIGATIONS — (1.9%)
U.S. Treasury Note
# 1.000%, 09/30/11	96,000	96,269,952

COMMERCIAL PAPER — (20.7%)
ANZ National (International), Ltd.
1.605%, 11/06/09	57,000	56,998,336
0.230%, 11/09/09	30,000	29,998,683
Australia & New Zealand Banking Group, Ltd.
0.240%, 11/10/09	12,000	11,999,413
0.000%, 01/15/10	21,200	21,189,434
Bank of Nova Scotia
0.260%, 11/02/09	75,000	74,999,250
BNP Paribas Finance, Inc.
0.240%, 12/04/09	20,000	19,996,306
Caisse Cent Desjardins Du Quebec
0.300%, 11/19/09	25,000	24,997,640
0.310%, 11/19/09	25,000	24,997,640
0.220%, 12/11/09	10,000	9,997,783
0.230%, 12/29/09	50,000	49,982,500
CBA Delaware Finance, Inc.
0.280%, 11/06/09	50,000	49,998,835
0.230%, 12/02/09	55,000	54,993,648

	Face Amount	Value†
	(000)

DnB NOR Bank ASA
0.230%, 12/07/09	$15,000	$14,996,991
0.220%, 12/30/09	24,000	23,991,420
Eksportfinans ASA
0.200%, 11/24/09	11,000	10,998,633
Fortis Funding LLC
0.230%, 12/22/09	70,000	69,976,193
0.260%, 01/15/10	20,000	19,988,750
National Australia Funding Delaware, Inc.
0.265%, 11/02/09	55,000	54,999,219
0.240%, 11/17/09	50,000	49,995,250
Nestle Capital Corp.
0.180%, 11/24/09	25,000	24,997,918
Nestle Finance International, Ltd.
0.210%, 12/04/09	87,435	87,423,948
NRW.BANK
0.230%, 11/27/09	28,000	27,995,948
0.000%, 12/28/09	59,000	58,979,793
0.285%, 01/06/10	15,000	14,993,739
Procter & Gamble International Funding
0.220%, 11/02/09	27,000	26,999,730
Procter & Gamble International Funding SCA
0.180%, 12/03/09	7,650	7,649,075
0.190%, 12/11/09	5,350	5,349,101
Rabobank USA Financial Corp.
0.230%, 12/01/09	15,000	14,998,347
0.230%, 12/10/09	25,000	24,995,958
Scotiabanc, Inc.
0.210%, 12/08/09	17,000	16,996,501
Svenska Handelsbanken AB
0.225%, 01/27/10	20,000	19,987,688
Svenska Handelsbanken, Inc.
0.210%, 01/04/10	35,000	34,986,010
Total Capital Canada, Ltd.
0.230%, 11/10/09	22,300	22,298,910

TOTAL COMMERCIAL PAPER		1,063,748,590

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)

TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $23,955,000 FNMA 5.00%, 08/25/18, valued at $18,722,068) to be repurchased at $18,442,292	$18,442	$18,442,000

	Shares	Value†

SECURITIES LENDING COLLATERAL — (17.4%)
§@ DFA Short Term Investment Fund LP	894,976,200	$894,976,200

TOTAL INVESTMENTS — (100.0%) (Cost $5,126,967,083)		$5,145,865,710

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,459,890,374	—	$1,459,890,374
Bonds	—	1,612,538,594	—	1,612,538,594
U.S. Treasury Obligations	—	96,269,952	—	96,269,952
Commercial Paper	—	1,063,748,590	—	1,063,748,590
Temporary Cash Investments	—	18,442,000	—	18,442,000
Securities Lending Collateral	—	894,976,200	—	894,976,200

TOTAL	—	$5,145,865,710	—	$5,145,865,710

See accompanying Notes to Financial Statements.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009

	Face Amount^	Value†
	(000)
BONDS — (42.7%)
AUSTRALIA — (0.5%)
Australia & New Zealand Banking Group, Ltd.
(u) 4.875%, 11/08/10	4,085	$4,202,158
(g) 4.500%, 12/15/10	3,410	5,755,032
Commonwealth Bank of Australia
(e) 3.625%, 04/05/11	5,800	8,725,206
Westpac Banking Corp.
(g) 4.875%, 04/13/11	5,639	9,635,502

TOTAL AUSTRALIA		28,317,898

AUSTRIA — (0.2%)
Erste Group Bank AG
2.250%, 05/13/11	8,400	12,450,001

CANADA — (7.5%)
Bank of Nova Scotia
4.400%, 05/09/11	21,500	20,768,795
Canada Housing Trust
4.600%, 09/15/11	55,000	53,815,674
Canada Mortgage & Housing Corp.
(u) 4.800%, 10/01/10	26,280	27,304,683
Canadian Government Bond
1.250%, 06/01/11	108,500	100,633,612
Ontario, Province of Canada
(u) 3.125%, 09/08/10	89,000	90,972,685
Royal Bank of Canada
(g) 4.625%, 12/07/10	6,313	10,668,101
4.920%, 07/06/11	8,000	7,819,971
(u) 5.650%, 07/20/11	3,500	3,759,774
(e) 5.750%, 07/25/11	48,000	75,138,567

TOTAL CANADA		390,881,862

FRANCE — (4.1%)
Agence Francaise de Developpement
(u) 1.750%, 01/18/11	26,500	26,730,206
(u) 4.125%, 06/24/11	45,500	47,487,167
Caisse d’Amortissement de la Dette Sociale
(u) 4.000%, 07/15/11	31,720	33,208,302
French Treasury Note
3.500%, 07/12/11	70,000	106,813,586

TOTAL FRANCE		214,239,261

		Face Amount^	Value†
		(000)

GERMANY — (7.5%)
Bundesschatzanweisungen
	1.500%, 06/10/11	70,000	$103,623,199
Deutsche Bank AG Floating Rate Note
(r)(u)	0.940%, 02/16/10	40,000	40,063,880
Kreditanstalt fuer Wiederaufbau
(u)	4.625%, 01/20/11	53,200	55,545,003
(u)	1.875%, 03/15/11	19,755	20,061,084
(u)	3.250%, 10/14/11	5,000	5,206,125
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u)	4.250%, 09/15/10	25,000	25,784,700
(u)	3.250%, 10/29/10	34,000	34,757,452
(u)	2.500%, 02/14/11	29,000	29,537,370
(u)	4.125%, 07/15/11	18,000	18,847,728
Landwirtschaftliche Rentenbank
(u)	4.250%, 01/21/11	25,000	25,976,275
#(u)	4.875%, 02/14/11	9,100	9,582,236
(u)	3.125%, 06/15/11	18,400	19,021,313

TOTAL GERMANY			388,006,365

JAPAN — (0.6%)
Japan Finance Corp.
(u)	2.000%, 06/24/11	29,600	30,062,382

NETHERLANDS — (7.1%)
Bank Nederlandse Gemeenten
(u)	3.375%, 12/15/10	8,648	8,869,458
(u)	3.375%, 01/18/11	15,000	15,426,210
(g)	4.500%, 08/16/11	18,000	30,886,335
(u)	5.125%, 10/20/11	28,600	30,493,835
Deutsche Bahn Finance
(u)	5.125%, 01/05/11	48,385	50,301,965
Nederlandse Waterschapsbank
(u)	2.875%, 06/16/11	107,000	109,701,215
Netherlands Government Bond
	5.000%, 07/15/11	70,000	109,449,751
Rabobank Nederland
(u)	5.000%, 02/15/11	6,884	7,218,721
(g)	5.000%, 04/11/11	4,870	8,318,183

TOTAL NETHERLANDS			370,665,673

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†

		(000)

NORWAY — (2.0%)
Kommunalbanken
(u)	3.250%, 06/15/11	101,832	$105,122,803

SPAIN — (0.6%)
Instituto de Credito Oficial
(u)	4.625%, 10/26/10	26,300	27,221,368
(u)	3.000%, 03/15/11	5,000	5,127,410

TOTAL SPAIN			32,348,778

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.2%)
Council of Europe Development Bank
(u)	6.125%, 01/25/11	21,208	22,496,280
(u)	3.375%, 09/15/11	6,000	6,238,812
European Investment Bank
(g)	5.375%, 03/07/11	5,860	10,144,846
(u)	3.250%, 10/14/11	22,000	22,941,644

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			61,821,582

SWEDEN — (1.1%)
Kommuninvest I Sverige
(u)	5.375%, 06/15/11	23,000	24,403,529
Svensk Exportkredit AB
(u)	4.000%, 06/15/10	5,767	5,890,541
Sweden Government International Bond
(u)	4.500%, 02/07/11	25,000	26,204,825

TOTAL SWEDEN			56,498,895

UNITED KINGDOM — (3.8%)
BP Capital Markets P.L.C.
(u)	4.750%, 11/10/10	5,814	6,027,839
(u)	3.625%, 05/27/11	3,160	3,282,169
#(u)	1.550%, 08/11/11	21,000	21,311,157
Lloyds TSB Bank P.L.C.
(u)	2.300%, 04/01/11	40,000	40,651,840
Network Rail Infrastructure Finance P.L.C.
(u)	3.000%, 01/24/11	21,200	21,717,450
United Kingdom Gilt
	9.000%, 07/12/11	56,000	104,023,136

TOTAL UNITED KINGDOM			197,013,591

		Face Amount	Value†

		(000)

UNITED STATES — (6.5%)
Bank of America
#	1.700%, 12/23/10	$80,000	$80,892,880
Bank of America Corp.
	4.500%, 08/01/10	5,092	5,215,461
Citigroup, Inc.
	1.500%, 07/12/11	65,000	65,603,200
	1.375%, 08/10/11	20,000	20,134,220
	1.250%, 09/22/11	15,000	15,061,665
General Electric Capital Corp.
	1.625%, 01/07/11	40,000	40,432,520
Goldman Sachs Group, Inc.
	1.625%, 07/15/11	24,000	24,292,608
Morgan Stanley
	2.000%, 09/22/11	86,200	87,886,934

TOTAL UNITED STATES			339,519,488

TOTAL BONDS			2,226,948,579

AGENCY OBLIGATIONS — (25.3%)
Federal Farm Credit Bank
#	5.375%, 07/18/11	10,800	11,615,152
#	3.875%, 08/25/11	20,000	21,032,560
#	1.125%, 10/03/11	70,500	70,447,336
#	3.500%, 10/03/11	20,000	20,938,620
Federal Home Loan Bank
#	4.375%, 10/22/10	60,000	62,213,460
#	1.625%, 01/21/11	100,000	101,318,200
#	1.375%, 05/16/11	88,200	89,056,598
#	2.625%, 05/20/11	80,000	82,314,480
#	3.375%, 06/24/11	65,000	67,556,450
#	3.625%, 07/01/11	110,600	115,683,618
#	1.625%, 07/27/11	95,000	96,101,525
#	3.750%, 09/09/11	126,800	133,459,916
#	3.625%, 09/16/11	70,000	73,567,830
Federal Home Loan Mortgage Corporation
#	4.750%, 01/18/11	20,000	20,996,680
#	1.625%, 04/26/11	60,000	60,759,660
#	6.000%, 06/15/11	79,000	85,566,322
#	5.250%, 07/18/11	13,500	14,518,102

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Federal National Mortgage Association
# 4.500%, 02/15/11	$13,500	$14,186,394
# 1.375%, 04/28/11	20,000	20,168,060
# 6.000%, 05/15/11	69,000	74,412,981
# 3.375%, 05/19/11	80,000	83,257,200

TOTAL AGENCY OBLIGATIONS		1,319,171,144

U.S. TREASURY OBLIGATIONS — (1.3%)
U.S. Treasury Note
# 1.000%, 09/30/11	65,000	65,182,780

CERTIFICATES OF DEPOSIT INTEREST BEARING — (1.5%)
Nordea Bank Finland
1.650%, 01/28/10	40,000	40,136,552
Toronto Dominion Bank
1.650%, 01/28/10	40,000	40,155,852

TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		80,292,404

COMMERCIAL PAPER — (1.5%)
Westpac Banking Corp.
1.370%, 01/15/10	80,000	79,962,352

TEMPORARY CASH INVESTMENTS — (0.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $42,415,000 FNMA 6.50%, 06/25/39, valued at $44,641,788) to be repurchased at $43,978,696	$43,978	43,978,000

		Shares	Value†

SECURITIES LENDING COLLATERAL — (26.8%)
§@	DFA Short Term Investment Fund LP	1,395,043,125	$1,395,043,125

TOTAL INVESTMENTS — (100.0%) (Cost $5,172,581,817)			$5,210,578,384

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total

Bonds
Australia	—	$28,317,898	—	$28,317,898
Austria	—	12,450,001	—	12,450,001
Canada	—	390,881,862	—	390,881,862
France	—	214,239,261	—	214,239,261
Germany	—	388,006,365	—	388,006,365
Japan	—	30,062,382	—	30,062,382
Netherlands	—	370,665,673	—	370,665,673
Norway	—	105,122,803	—	105,122,803
Spain	—	32,348,778	—	32,348,778
Supranational Organization Obligations	—	61,821,582	—	61,821,582
Sweden	—	56,498,895	—	56,498,895
United Kingdom	—	197,013,591	—	197,013,591
United States	—	339,519,488	—	339,519,488
Agency Obligations
United States	—	1,319,171,144	—	1,319,171,144
U.S. Treasury Obligations
United States	—	65,182,780	—	65,182,780
Certificates of Deposit Interest Bearing
United States	—	80,292,404	—	80,292,404
Commercial Paper
United States	—	79,962,352	—	79,962,352
Temporary Cash Investments	—	43,978,000	—	43,978,000
Securities Lending Collateral	—	1,395,043,125	—	1,395,043,125
Other Financial Instruments**	—	6,880,002	—	6,880,002

TOTAL	—	$5,217,458,386	—	$5,217,458,386

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

		Face Amount^	Value†

		(000)
BONDS — (72.1%)
AUSTRALIA — (4.0%)
Australia & New Zealand Banking Group, Ltd.
	6.500%, 02/02/10	1,279	$1,157,274
	5.750%, 02/22/10	2,576	2,325,465
(u)	5.500%, 05/24/11	1,311	1,380,132
Commonwealth Bank of Australia
	7.250%, 09/17/10	5,000	4,583,367
Westpac Banking Corp. Floating Rate Note
(e)(r)	0.812%, 12/22/09	1,750	2,574,316

TOTAL AUSTRALIA			12,020,554

AUSTRIA — (2.4%)
ASFINAG
(u)	4.750%, 11/17/10	3,500	3,639,192
Oesterreichische Kontrollbank AG
(u)	2.875%, 03/15/11	3,500	3,606,477

TOTAL AUSTRIA			7,245,669

CANADA — (8.9%)
Bank of Nova Scotia
(g)	4.625%, 01/25/11	1,700	2,872,242
	4.400%, 05/09/11	3,500	3,380,967
Canada Housing Trust
	4.600%, 09/15/11	7,000	6,849,268
Canadian Government Bond
	1.250%, 06/01/11	6,900	6,399,741
Ontario, Province of Canada
(u)	3.125%, 09/08/10	5,000	5,110,825
(z)	6.375%, 10/12/10	1,800	1,320,846
Royal Bank of Canada
(u)	5.650%, 07/20/11	1,000	1,074,221

TOTAL CANADA			27,008,110

DENMARK — (0.2%)
Denmark, Kingdom of
	6.000%, 11/15/09	2,600	514,904

FINLAND — (0.2%)
Municipality Finance P.L.C.
(t)	6.705%, 08/25/10	800	726,865

		Face Amount^	Value†

		(000)

FRANCE — (5.8%)
Agence Francaise de Developpement
(u)	1.750%, 01/18/11	3,500	$3,530,405
BNP Paribas Finance, Inc. Floating Rate Note
(r)	1.243%, 04/14/10	3,850	5,676,074
Caisse d’Amortissement de la Dette Sociale
(u)	4.000%, 07/15/11	8,000	8,375,360

TOTAL FRANCE			17,581,839

GERMANY — (6.6%)
Kreditanstalt fuer Wiederaufbau
(z)	8.000%, 01/14/11	4,302	3,226,988
(n)	5.250%, 05/16/11	27,000	4,910,573
Landeskreditbank Baden-Wuerttemberg Foerderbank
(n)	3.500%, 04/15/10	2,930	511,651
(u)	3.250%, 10/29/10	4,500	4,600,251
(u)	4.125%, 07/15/11	3,000	3,141,288
Landwirtschaftliche Rentenbank
(u)	4.250%, 01/21/11	2,000	2,078,102
(t)	6.500%, 05/04/11	1,000	916,349
Norddeutsche Landesbank Girozentrale AG
(z)	6.500%, 11/11/09	1,053	755,826

TOTAL GERMANY			20,141,028

IRELAND — (1.9%)
General Electric Capital Corp. Floating Rate Note
(g)(r)	1.276%, 02/01/10	3,600	5,895,720

JAPAN — (1.4%)
Japan Finance Corp.
(u)	2.000%, 06/24/11	4,200	4,265,608

NETHERLANDS — (6.5%)
Bank Nederlandse Gemeenten
(t)	5.000%, 07/16/10	3,800	3,424,833
(u)	5.125%, 10/20/11	1,400	1,492,705
Deutsche Bahn Finance
(u)	5.125%, 01/05/11	5,000	5,198,095
Nederlandse Waterschapsbank
(u)	2.875%, 06/16/11	4,000	4,100,980

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†

		(000)

NETHERLANDS — (Continued)
Nederlandse Waterschapsbank NV
(z)	8.250%, 01/21/10	2,299	$1,664,488
(t)	7.375%, 02/18/11	2,000	1,851,512
Toyota Motor Finance
(t)	6.630%, 05/25/10	2,100	1,892,028

TOTAL NETHERLANDS			19,624,641

NORWAY — (2.5%)
Kommunalbanken
	5.250%, 11/10/10	4,000	719,226
(t)	4.000%, 11/15/10	1,300	1,156,675
	3.500%, 03/01/11	9,290	1,645,451
(u)	3.250%, 06/15/11	4,000	4,129,264

TOTAL NORWAY			7,650,616

SPAIN — (2.1%)
Instituto de Credito Oficial
(u)	4.625%, 10/26/10	4,500	4,657,649
(u)	1.875%, 04/15/11	1,700	1,722,440

TOTAL SPAIN			6,380,089

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (9.7%)
Council of Europe Development Bank
(u)	6.125%, 01/25/11	1,800	1,909,341
(u)	3.375%, 09/15/11	4,000	4,159,208
Eurofima
(z)	6.500%, 10/21/10	5,500	4,038,086
European Investment Bank
(z)	7.250%, 02/08/10	1,000	724,450
(n)	6.000%, 08/06/10	7,500	1,344,066
(z)	6.250%, 09/30/10	3,252	2,381,961
(z)	7.750%, 10/26/10	3,674	2,737,684
Inter-American Development Bank
(z)	7.410%, 01/29/10	1,300	941,446
(z)	6.125%, 07/19/11	3,800	2,800,426
International Bank for Reconstruction & Development
(t)	0.500%, 03/12/10	2,059	1,828,995
(t)	5.520%, 04/18/11	1,796	1,616,615
(t)	5.520%, 04/18/11	1,000	900,120
(t)	5.760%, 04/26/11	1,200	1,086,085

		Face Amount^	Value†

		(000)

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Nordic Investment Bank
(n)	4.625%, 07/30/10	16,000	$2,830,652

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			29,299,135

SWEDEN — (2.5%)
City of Stockholm
	3.375%, 03/08/10	10,000	1,415,398
Kommuninvest I Sverige
(u)	5.375%, 06/15/11	4,000	4,244,092
Svensk Exportkredit AB
(u)	4.875%, 09/29/11	1,000	1,065,380
Swedish Export Credit
(t)	5.800%, 09/13/10	1,000	902,397

TOTAL SWEDEN			7,627,267

UNITED KINGDOM — (4.6%)
BP Capital Markets P.L.C.
(t)	8.000%, 03/11/11	4,728	4,393,785
Lloyds TSB Bank P.L.C.
(u)	2.300%, 04/01/11	5,500	5,589,628
Network Rail Infrastructure Finance P.L.C.
(u)	3.000%, 01/24/11	3,800	3,892,750

TOTAL UNITED KINGDOM			13,876,163

UNITED STATES — (12.8%)
Bank of America Corp.
	4.500%, 08/01/10	$1,472	1,507,690
Citigroup, Inc.
	1.500%, 07/12/11	7,300	7,367,744
General Electric Capital Corp.
(z)	6.625%, 02/04/10	1,000	721,750
(z)	9.000%, 01/04/11	1,100	820,338
Goldman Sachs Group, Inc.
	1.700%, 03/15/11	5,300	5,376,569
	1.625%, 07/15/11	2,000	2,024,384
Morgan Stanley
	2.900%, 12/01/10	2,000	2,046,626
	2.000%, 09/22/11	5,000	5,097,850
Nestle Holdings, Inc.
(n)	4.750%, 02/12/10	6,000	1,054,174
(z)	8.250%, 03/31/10	2,000	1,459,381
(n)	5.000%, 01/31/11	29,500	5,291,700

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

UNITED STATES — (Continued)
Regions Bank
2.750%, 12/10/10	$1,000	$1,021,896
Toyota Motor Credit Corp.
(n) 4.625%, 01/22/10	4,200	735,842
(z) 7.660%, 04/26/10	2,800	2,037,166
(z) 8.500%, 12/21/10	1,300	972,643
(z) 7.375%, 01/18/11	1,800	1,333,569

TOTAL UNITED STATES		38,869,322

TOTAL BONDS		218,727,530

AGENCY OBLIGATIONS — (24.8%)
Federal Farm Credit Bank
2.625%, 04/21/11	1,300	1,335,632
5.375%, 07/18/11	4,500	4,839,646
3.875%, 08/25/11	7,000	7,361,396
1.125%, 10/03/11	3,000	2,997,759
Federal Home Loan Bank
1.625%, 01/21/11	5,000	5,065,910
1.375%, 05/16/11	4,000	4,038,848
3.375%, 06/24/11	1,000	1,039,330
1.625%, 07/27/11	8,500	8,598,558
3.750%, 09/09/11	11,600	12,209,267
3.625%, 09/16/11	9,800	10,299,496
Federal Home Loan Mortgage Corporation
4.750%, 01/18/11	1,700	1,784,718
1.625%, 04/26/11	2,500	2,531,652
6.000%, 06/15/11	4,500	4,874,031
5.250%, 07/18/11	4,500	4,839,368
Federal National Mortgage Association
6.000%, 05/15/11	2,000	2,156,898
3.375%, 05/19/11	1,000	1,040,715

TOTAL AGENCY OBLIGATIONS		75,013,224

U.S. TREASURY OBLIGATIONS — (0.7%)
U.S. Treasury Note
1.000%, 09/30/11	2,200	2,206,186

	Face Amount	Value†

	(000)

TEMPORARY CASH INVESTMENTS — (2.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $6,940,000 FNMA 6.50%, 06/25/39, valued at $7,469,175) to be repurchased at $7,357,116.	$7,357	$7,357,000

TOTAL INVESTMENTS — (100.0%) (Cost $299,330,879)		$303,303,940

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$12,020,554	—	$12,020,554
Austria	—	7,245,669	—	7,245,669
Canada	—	27,008,110	—	27,008,110
Denmark	—	514,904	—	514,904
Finland	—	726,865	—	726,865
France	—	17,581,839	—	17,581,839
Germany	—	20,141,028	—	20,141,028
Ireland	—	5,895,720	—	5,895,720
Japan	—	4,265,608	—	4,265,608
Netherlands	—	19,624,641	—	19,624,641
Norway	—	7,650,616	—	7,650,616
Spain	—	6,380,089	—	6,380,089
Supranational Organization Obligations	—	29,299,135	—	29,299,135
Sweden	—	7,627,267	—	7,627,267
United Kingdom	—	13,876,163	—	13,876,163
United States	—	38,869,322	—	38,869,322
Agency Obligations
United States	—	75,013,224	—	75,013,224
U.S. Treasury Obligations
United States	—	2,206,186	—	2,206,186
Temporary Cash Investments	—	7,357,000	—	7,357,000
Other Financial Instruments**	—	255,714	—	255,714

TOTAL	—	$303,559,654	—	$303,559,654

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)

AGENCY OBLIGATIONS — (77.8%)
Federal Farm Credit Bank
2.625%, 04/17/14	$31,500	$31,653,878
3.000%, 09/22/14	9,000	9,193,536
Federal Home Loan Bank
1.625%, 01/21/11	10,000	10,131,820
4.625%, 02/18/11	21,500	22,606,669
1.375%, 05/16/11	4,000	4,038,848
2.625%, 05/20/11	50,200	51,652,336
3.375%, 06/24/11	6,300	6,547,779
5.375%, 08/19/11	50,000	53,877,750
3.750%, 09/09/11	40,000	42,100,920
3.625%, 09/16/11	50,000	52,548,450
4.875%, 11/18/11	50,000	53,892,450
5.750%, 05/15/12	150,000	166,461,600
4.625%, 10/10/12	100,000	108,867,700
5.250%, 06/18/14	65,000	73,109,985
5.500%, 08/13/14	67,500	76,731,435
Tennessee Valley Authority
5.625%, 01/18/11	10,930	11,597,954

TOTAL AGENCY OBLIGATIONS		775,013,110

U.S. TREASURY OBLIGATIONS — (21.4%)
U.S. Treasury Notes
2.750%, 10/31/13	50,000	51,621,100
2.000%, 11/30/13	112,000	112,323,792
1.750%, 01/31/14	50,000	49,457,050

TOTAL U.S. TREASURY OBLIGATIONS		213,401,942

TEMPORARY CASH INVESTMENTS — (0.8%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $7,650,000 FNMA 6.50%, 06/25/39, valued at $8,233,313) to be repurchased at $8,107,128	8,107	8,107,000

TOTAL INVESTMENTS — (100.0%) (Cost $968,224,925)		$996,522,052

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$775,013,110	—	$775,013,110
U.S. Treasury Obligations	—	213,401,942	—	213,401,942
Temporary Cash Investments	—	8,107,000	—	8,107,000

TOTAL	—	$996,522,052	—	$996,522,052

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

		Face Amount^	Value†

		(000)

BONDS — (53.6%)
AUSTRALIA — (2.0%)
National Australia Bank, Ltd.
(u)	5.350%, 06/12/13	10,364	$11,102,518
SunCorp-Metway, Ltd.
(g)	4.000%, 01/16/14	43,555	73,461,203

TOTAL AUSTRALIA			84,563,721

AUSTRIA — (2.3%)
Oesterreichischen Kontrollbank AG
(u)	3.625%, 06/17/13	2,867	2,993,435
PfandBriefstelle der Oesterreichischen Landes-Hypothekenbanken
(j)	1.600%, 02/15/11	8,246,000	91,282,299

TOTAL AUSTRIA			94,275,734

BELGIUM — (2.2%)
Belgium Government International Bond
(u)	4.250%, 09/03/13	78,000	83,219,292
(u)	2.875%, 09/15/14	8,000	8,019,208

TOTAL BELGIUM			91,238,500

CANADA — (2.2%)
Ontario, Province of
(u)	4.375%, 02/15/13	55,000	58,246,485
(u)	4.100%, 06/16/14	31,000	32,775,866

TOTAL CANADA			91,022,351

FRANCE — (2.5%)
Caisse d’Amortissement de la Dette Sociale
(u)	3.500%, 07/01/14	88,833	91,991,013
Total Capital SA
(g)	4.625%, 03/07/12	2,014	3,473,486
(u)	5.000%, 05/22/12	9,900	10,651,687

TOTAL FRANCE			106,116,186

GERMANY — (5.1%)
Bayerische Landesbank
(j)	1.000%, 09/20/10	2,950,000	32,786,965
Kreditanstalt fuer Wiederaufbau
(g)	4.875%, 01/15/13	5,000	8,793,992
(u)	4.000%, 10/15/13	10,200	10,834,756
(g)	3.250%, 02/24/14	10,000	16,539,567

		Face Amount^	Value†

		(000)

GERMANY — (Continued)
(u)	3.500%, 03/10/14	51,800	$54,032,321
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u)	4.875%, 01/13/12	9,000	9,613,782
Landwirtschaftliche Rentenbank
(u)	4.125%, 07/15/13	9,000	9,592,236
(u)	4.875%, 01/10/14	64,200	69,836,632

TOTAL GERMANY			212,030,251

NETHERLANDS — (3.4%)
Bank Nederlandse Gemeenten
(g)	5.750%, 03/07/12	6,500	11,483,930
(g)	4.750%, 04/22/13	13,577	23,531,631
(u)	5.000%, 05/16/14	19,200	20,787,475
Rabobank Nederland
(j)	0.800%, 02/03/11	7,292,000	80,990,089
#(u)	4.200%, 05/13/14	3,000	3,128,124

TOTAL NETHERLANDS			139,921,249

NORWAY — (2.0%)
Eksportfinans
(j)	1.800%, 06/21/10	5,998,000	66,979,099
Kommunalbanken
(g)	4.875%, 12/10/12	8,965	15,627,199

TOTAL NORWAY			82,606,298

SPAIN — (1.0%)
Instituto de Credito Oficial
(g)	4.500%, 03/07/13	15,640	26,876,221
(u)	3.250%, 05/14/13	15,600	16,005,085

TOTAL SPAIN			42,881,306

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (9.7%)
African Development Bank
(u)	3.000%, 05/27/14	90,100	91,644,494
Asian Development Bank
(u)	2.750%, 05/21/14	20,500	20,746,184
Council of Europe Development Bank
(g)	4.625%, 03/07/12	12,800	22,231,679
(u)	4.500%, 06/30/14	14,400	15,455,261
(u)	4.500%, 06/30/14	50,000	53,664,100

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†

		(000)

	SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
	Eurofima
(u)	4.250%, 09/05/13	40,100	$42,676,746
(u)	4.250%, 02/04/14	42,860	45,478,446
	European Investment Bank
(u)	3.000%, 04/08/14	10,500	10,732,386
(g)	6.250%, 04/15/14	12,500	23,153,225
#(u)	3.125%, 06/04/14	50,000	51,259,500
	Inter-American Development Bank
(u)	3.000%, 04/22/14	13,463	13,728,867
	Nordic Investment Bank
(u)	2.625%, 10/06/14	10,000	9,999,000

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		400,769,888

	SWEDEN — (0.9%)
	Svensk Exportkredit AB
(u)	3.250%, 09/16/14	35,810	36,213,364

	UNITED KINGDOM — (7.7%)
	Barclays Bank P.L.C.
(u)	5.200%, 07/10/14	35,800	38,174,363
	BP Capital Markets P.L.C.
(u)	5.250%, 11/07/13	77,000	84,981,204
	Lloyds TSB Bank P.L.C.
	2.750%, 03/16/12	27,400	45,572,136
	Network Rail Infrastructure Finance P.L.C.
	4.875%, 03/07/12	18,888	32,841,426
(u)	3.500%, 06/17/13	24,000	24,980,472
	United Kingdom Gilt
	5.250%, 06/07/12	47,000	83,802,250
	5.000%, 09/07/14	4,000	7,235,571

	TOTAL UNITED KINGDOM		317,587,422

	UNITED STATES — (12.6%)
	3M Co.
	4.375%, 08/15/13	$19,600	21,183,190
	Bank of America Corp.
	4.900%, 05/01/13	54,265	56,502,292
	Bank of New York Mellon Corp.
	4.500%, 04/01/13	10,000	10,605,800
	4.300%, 05/15/14	65,000	68,504,020
	General Electric Capital Corp.
(j)	1.450%, 11/10/11	5,140,000	56,652,833

	Face Amount	Value†
	(000)

UNITED STATES — (Continued)
4.800%, 05/01/13	$34,800	$36,576,296
JPMorgan Chase & Co.
4.750%, 05/01/13	15,000	15,898,575
Mellon Funding Corp.
5.200%, 05/15/14	11,760	12,787,448
Merck & Co., Inc.
4.375%, 02/15/13	30,506	31,875,811
Microsoft Corp.
2.950%, 06/01/14	22,300	22,624,666
Toyota Motor Credit Corp.
(j) 1.300%, 03/16/12	5,550,000	62,103,091
Wal-Mart Stores, Inc.
4.250%, 04/15/13	18,500	19,731,212
7.250%, 06/01/13	47,800	55,812,523
3.200%, 05/15/14	5,000	5,123,635
Wells Fargo Bank & Co.
5.250%, 10/23/12	42,700	45,679,649

TOTAL UNITED STATES		521,661,041

TOTAL BONDS		2,220,887,311

AGENCY OBLIGATIONS — (22.9%)
Federal Farm Credit Bank
# 4.250%, 07/08/13	50,000	53,960,200
# 2.625%, 04/17/14	50,000	50,244,250
# 3.000%, 09/22/14	45,000	45,967,680
Federal Home Loan Bank
# 5.750%, 05/15/12	50,000	55,487,200
# 3.625%, 05/29/13	37,500	39,713,625
# 5.500%, 08/13/14	112,000	127,317,344
Federal Home Loan Mortgage Corporation
# 4.750%, 03/05/12	100,000	108,275,400
# 3.000%, 07/28/14	112,000	114,528,736
Federal National Mortgage Association
# 5.000%, 02/16/12	50,000	54,198,250
# 6.125%, 03/15/12	50,000	55,667,450
# 4.875%, 05/18/12	100,000	108,707,500
# 3.000%, 09/16/14	118,000	120,358,466
# 4.625%, 10/15/14	15,000	16,403,190

TOTAL AGENCY OBLIGATIONS		950,829,291

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $34,615,000 FHLMC 4.50%, 05/01/23, valued at $29,372,432) to be repurchased at $28,937,458	$28,937	28,937,000

		Shares	Value†
SECURITIES LENDING COLLATERAL — (22.8%)
§@	DFA Short Term Investment Fund LP	943,857,350	$943,857,350

TOTAL INVESTMENTS — (100.0%) (Cost $3,961,944,892)			$4,144,510,952

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$84,563,721	—	$84,563,721
Austria	—	94,275,734	—	94,275,734
Belgium	—	91,238,500	—	91,238,500
Canada	—	91,022,351	—	91,022,351
France	—	106,116,186	—	106,116,186
Germany	—	212,030,251	—	212,030,251
Netherlands	—	139,921,249	—	139,921,249
Norway	—	82,606,298	—	82,606,298
Spain	—	42,881,306	—	42,881,306
Supranational Organization Obligations	—	400,769,888	—	400,769,888
Sweden	—	36,213,364	—	36,213,364
United Kingdom	—	317,587,422	—	317,587,422
United States	—	521,661,041	—	521,661,041
Agency Obligations
United States	—	950,829,291	—	950,829,291
Temporary Cash Investments	—	28,937,000	—	28,937,000
Securities Lending Collateral	—	943,857,350	—	943,857,350
Other Financial Instruments**	—	(5,596,063)	—	(5,596,063)

TOTAL	—	$4,138,914,889	—	$4,138,914,889

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (66.0%)
Federal Farm Credit Bank
4.800%, 05/24/11	$3,300	$3,503,999
6.300%, 06/06/11	2,800	3,041,920
4.250%, 07/11/11	13,600	14,362,062
4.350%, 11/02/11	8,000	8,507,328
4.200%, 11/07/11	6,650	7,053,675
4.300%, 11/23/11	5,500	5,849,228
6.260%, 12/02/11	2,000	2,208,306
4.950%, 12/22/11	9,000	9,707,220
5.230%, 02/14/12	12,000	13,055,964
4.500%, 03/14/12	8,500	9,120,934
4.625%, 03/16/12	7,000	7,532,343
5.000%, 06/01/12	4,295	4,677,075
4.480%, 08/24/12	12,000	12,949,968
6.280%, 11/26/12	3,000	3,407,448
4.400%, 01/03/13	11,000	11,890,395
4.150%, 05/15/13	10,000	10,754,950
5.580%, 07/03/13	23,000	25,898,046
3.880%, 07/08/13	7,000	7,460,362
4.920%, 08/26/13	4,125	4,552,985
4.710%, 10/18/13	7,000	7,676,088
4.900%, 01/16/14	5,700	6,241,768
5.300%, 02/18/14	12,000	13,439,520
5.250%, 06/05/14	14,400	16,096,694
4.375%, 06/30/14	3,915	4,225,961
3.000%, 09/22/14	7,000	7,150,528
8.160%, 09/30/14	3,615	4,516,635
4.700%, 12/10/14	4,000	4,359,968
4.550%, 02/03/15	4,500	4,868,874
4.375%, 02/17/15	14,300	15,346,760
6.030%, 03/21/16	4,700	5,428,495
5.050%, 03/08/17	10,000	10,782,700
5.625%, 08/18/17	4,000	4,506,620
5.100%, 09/03/19	9,000	9,630,018
5.320%, 09/03/19	21,300	22,845,720
5.150%, 11/15/19	11,200	12,005,347
4.670%, 05/07/20	5,600	5,782,963
5.350%, 08/07/20	6,700	7,306,169
5.250%, 03/02/21	6,100	6,433,786
5.220%, 02/22/22	5,000	5,224,285
5.210%, 12/19/22	21,200	22,736,449
Federal Home Loan Bank
7.200%, 06/14/11	3,000	3,308,493
5.750%, 08/15/11	12,000	13,009,992
5.000%, 10/13/11	25,000	26,959,850
5.625%, 11/15/11	5,000	5,465,830
5.625%, 02/15/12	6,100	6,711,464

	Face Amount	Value†

	(000)
5.750%, 05/15/12	$8,300	$9,210,875
4.625%, 08/15/12	15,175	16,465,877
4.500%, 11/15/12	18,000	19,517,292
5.126%, 02/28/13	5,615	6,217,810
3.875%, 06/14/13	12,600	13,451,445
5.375%, 06/14/13	52,400	58,556,738
4.500%, 09/16/13	11,000	11,993,883
6.395%, 06/03/14	5,200	6,104,748
5.250%, 06/18/14	50,300	56,575,881
6.700%, 06/25/14	12,500	14,853,625
5.500%, 08/13/14	35,500	40,355,051
4.500%, 11/14/14	4,000	4,364,456
4.875%, 03/11/16	13,600	14,799,996
5.375%, 05/18/16	6,000	6,766,230
5.375%, 09/09/16	6,000	6,609,708
4.875%, 05/17/17	10,500	11,437,009
5.000%, 11/17/17	31,000	33,890,285
4.625%, 09/11/20	11,200	11,527,006
5.000%, 03/12/21	5,200	5,503,623
5.000%, 12/10/21	39,500	43,175,198
5.750%, 06/10/22	19,500	22,003,040
4.750%, 03/10/23	22,200	22,767,232
Tennessee Valley Authority
6.790%, 05/23/12	37,600	42,481,946
6.000%, 03/15/13	28,100	31,679,547
4.750%, 08/01/13	12,500	13,586,850
4.375%, 06/15/15	6,500	6,979,635
6.250%, 12/15/17	10,000	11,626,650
4.500%, 04/01/18	10,000	10,388,480

TOTAL AGENCY OBLIGATIONS		970,485,301

U.S. TREASURY OBLIGATIONS — (33.0%)
U.S. Treasury Bonds
11.250%, 02/15/15	19,000	27,319,929
10.625%, 08/15/15	11,000	15,752,341
9.875%, 11/15/15	11,600	16,272,619
9.250%, 02/15/16	9,000	12,386,952
7.250%, 05/15/16	6,000	7,565,628
7.500%, 11/15/16	17,800	22,882,737
9.000%, 11/15/18	12,200	17,584,202
8.125%, 08/15/19	3,800	5,278,436
8.750%, 08/15/20	12,700	18,522,163
8.125%, 05/15/21	27,100	38,299,915
7.250%, 08/15/22	21,000	28,169,526
6.250%, 08/15/23	21,000	26,043,276

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

U.S. Treasury Notes
4.875%, 02/15/12	$51,800	$56,239,415
4.375%, 08/15/12	54,700	59,349,500
4.000%, 11/15/12	9,700	10,451,750
3.875%, 02/15/13	27,600	29,620,403
3.625%, 05/15/13	7,700	8,210,726
4.250%, 08/15/13	30,100	32,801,957
4.000%, 02/15/14	10,500	11,358,868
4.250%, 08/15/14	15,500	16,939,810
4.250%, 11/15/14	7,500	8,189,062
4.875%, 08/15/16	8,200	9,207,706
3.000%, 09/30/16	7,000	7,018,592

TOTAL U.S. TREASURY OBLIGATIONS		485,465,513

	Face Amount	Value†

	(000)

TEMPORARY CASH INVESTMENTS — (1.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,455,000 FNMA 6.50%, 06/25/39, valued at $14,161,388) to be repurchased at $13,952,221	$13,952	$13,952,000

TOTAL INVESTMENTS — (100.0%) (Cost $1,366,863,221)		$1,469,902,814

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$970,485,301	—	$970,485,301
U.S. Treasury Obligations	—	485,465,513	—	485,465,513
Temporary Cash Investments	—	13,952,000	—	13,952,000

TOTAL	—	$1,469,902,814	—	$1,469,902,814

See accompanying Notes to Financial Statements.

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (6.7%)
Federal Farm Credit Bank
2.625%, 04/17/14	$5,000	$5,024,425
Federal Home Loan Bank
1.625%, 03/16/11	6,600	6,686,869
Federal Home Loan Mortgage Corporation
3.250%, 02/25/11	6,500	6,709,196
Federal National Mortgage Association
1.750%, 03/23/11	6,600	6,695,165

TOTAL AGENCY OBLIGATIONS		25,115,655

BONDS — (91.8%)
Abbott Laboratories
5.600%, 05/15/11	600	640,937
Aetna, Inc.
5.750%, 06/15/11	1,600	1,684,789
African Development Bank
1.875%, 01/23/12	1,000	1,010,670
3.000%, 05/27/14	4,000	4,068,568
Agence Francaise de Developpement
2.250%, 05/22/12	2,000	2,019,670
Alcoa, Inc.
6.000%, 01/15/12	1,000	1,055,160
5.375%, 01/15/13	470	488,245
Allied Waste North America, Inc.
6.375%, 04/15/11	1,100	1,161,310
Allstate Corp.
7.500%, 06/15/13	1,100	1,242,909
Allstate Corp.(The)
6.200%, 05/16/14	500	552,204
Altria Group, Inc.
7.750%, 02/06/14	1,600	1,825,781
American Express Credit Corp.
5.875%, 05/02/13	1,000	1,073,205
7.300%, 08/20/13	1,800	2,021,533
Anadarko Petroleum Corp.
5.000%, 10/01/12	600	624,235
7.625%, 03/15/14	500	572,099
Analog Devices, Inc.
5.000%, 07/01/14	1,500	1,576,764
Anheuser-Busch Cos., Inc.
6.000%, 04/15/11	300	315,638
Apache Corp.
6.000%, 09/15/13	1,100	1,224,926

	Face Amount	Value†

	(000)
Appalachian Power Co.
5.650%, 08/15/12	$600	$645,243
Archer-Daniels-Midland Co.
7.125%, 03/01/13	800	905,614
Arizona Public Service Co.
6.500%, 03/01/12	600	649,463
AT&T, Inc.
6.700%, 11/15/13	1,700	1,930,945
Atmos Energy Corp.
7.375%, 05/15/11	800	860,066
Australia & New Zealand Banking Group, Ltd.
5.125%, 11/14/11	2,400	2,544,415
Austria Government International Bond
5.500%, 02/22/12	3,020	3,253,050
AutoZone, Inc.
5.875%, 10/15/12	760	814,688
Avon Products, Inc.
5.125%, 01/15/11	1,100	1,137,497
Baker Hughes, Inc.
6.500%, 11/15/13	1,870	2,125,083
Bank of America Corp.
5.375%, 09/11/12	3,100	3,297,123
Bank of New York Mellon Corp.
4.950%, 11/01/12	2,500	2,708,400
4.300%, 05/15/14	2,000	2,107,816
Barclays Bank P.L.C.
5.450%, 09/12/12	2,700	2,922,278
Baxter International, Inc.
4.000%, 03/01/14	1,600	1,668,357
BB&T Corp.
3.850%, 07/27/12	500	516,863
5.700%, 04/30/14	1,000	1,082,044
Bear Stearns Cos. LLC
5.500%, 08/15/11	1,600	1,677,987
Belgium Government International Bond
4.250%, 09/03/13	1,000	1,066,914
BHP Billiton Finance, Ltd.
5.125%, 03/29/12	600	646,150
5.500%, 04/01/14	1,000	1,098,500
Black & Decker Corp.
7.125%, 06/01/11	1,430	1,534,719
Black Hills Corp.
6.500%, 05/15/13	1,500	1,582,430

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
Block Financial LLC
5.125%, 10/30/14	$1,000	$1,013,823
Boeing Capital Corp.
7.375%, 09/27/10	600	635,887
Boeing Co.
5.000%, 03/15/14	1,000	1,087,604
BP Capital Markets P.L.C.
3.125%, 03/10/12	3,500	3,618,797
3.750%, 06/17/13	2,500	2,608,375
5.250%, 11/07/13	1,000	1,103,652
Bristol-Myers Squibb Co.
5.250%, 08/15/13	600	653,552
Brown-Forman Corp.
5.000%, 02/01/14	1,510	1,611,372
Burlington Northern Santa Fe Corp.
5.900%, 07/01/12	1,100	1,201,078
Caisse d’Amortissement de la Dette Sociale
4.125%, 12/09/11	1,400	1,479,729
3.500%, 07/01/14	3,800	3,935,090
Campbell Soup Co.
4.875%, 10/01/13	2,050	2,227,618
Canadian National Railway Co.
4.400%, 03/15/13	600	634,774
Capital One Financial Corp.
7.375%, 05/23/14	1,500	1,702,476
Caterpillar Financial Services Corp.
6.200%, 09/30/13	1,576	1,756,194
CenterPoint Energy Resources Corp.
7.875%, 04/01/13	600	676,644
CIGNA Corp.
6.375%, 10/15/11	1,000	1,064,962
Cisco Systems, Inc.
5.250%, 02/22/11	1,100	1,159,805
Citigroup, Inc.
6.000%, 02/21/12	1,100	1,169,891
6.500%, 08/19/13	2,000	2,143,896
CNA Financial Corp.
6.000%, 08/15/11	1,000	1,022,197
Coca-Cola Co.
3.625%, 03/15/14	1,500	1,563,638
Coca-Cola Enterprises, Inc.
7.375%, 03/03/14	1,600	1,879,354
Comcast Cable Communications Holdings, Inc.
8.375%, 03/15/13	600	697,429

	Face Amount	Value†

	(000)
Comcast Corp.
5.300%, 01/15/14	$1,000	$1,066,464
Commonwealth Bank of Australia
4.750%, 01/27/11	1,800	1,854,580
2.500%, 12/10/12	1,400	1,429,613
ConAgra Foods, Inc.
6.750%, 09/15/11	800	872,277
ConocoPhillips
4.750%, 02/01/14	1,600	1,717,934
Consolidated Edison Co. of New York, Inc.
3.850%, 06/15/13	600	617,557
Credit Suisse
5.000%, 05/15/13	1,100	1,174,172
Credit Suisse USA, Inc.
5.125%, 01/15/14	500	534,456
CSX Corp.
6.750%, 03/15/11	600	638,354
5.500%, 08/01/13	500	536,301
CVS Caremark Corp.
5.750%, 08/15/11	600	645,410
4.875%, 09/15/14	1,000	1,064,188
Dell, Inc.
4.700%, 04/15/13	600	638,446
5.625%, 04/15/14	500	552,281
Detroit Edison Co.
6.400%, 10/01/13	600	666,750
Deutsche Bank AG
4.875%, 05/20/13	1,100	1,174,936
3.875%, 08/18/14	500	509,377
Deutsche Telekom International Finance
5.250%, 07/22/13	1,500	1,604,754
Devon Energy Corp.
5.625%, 01/15/14	1,100	1,194,474
Diageo Capital P.L.C.
5.200%, 01/30/13	600	643,370
7.375%, 01/15/14	1,500	1,747,209
Dominion Resources, Inc.
5.000%, 03/15/13	600	633,395
Dover Corp.
6.500%, 02/15/11	1,100	1,173,220
Dow Chemical Co.
6.000%, 10/01/12	1,500	1,602,982
DTE Energy Co.
7.625%, 05/15/14	1,000	1,103,565
Duke Energy Corp.
3.950%, 09/15/14	570	580,364

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
Duke Energy Ohio, Inc.
5.700%, 09/15/12	$450	$492,682
E.I. Du Pont de Nemours & Co.
4.750%, 11/15/12	1,000	1,071,249
5.875%, 01/15/14	600	667,774
Eaton Corp.
5.950%, 03/20/14	600	659,415
Eksportfinans
5.000%, 02/14/12	1,900	2,037,203
Eli Lilly & Co.
3.550%, 03/06/12	600	628,208
4.200%, 03/06/14	1,000	1,061,272
Emerson Electric Co.
5.625%, 11/15/13	480	531,532
Enbridge Energy Partners LP
4.750%, 06/01/13	800	816,064
EnCana Holdings Finance Corp.
5.800%, 05/01/14	1,500	1,635,798
Enterprise Products Operating LLC
7.625%, 02/15/12	1,500	1,658,698
9.750%, 01/31/14	600	723,859
Export Development Canada
2.375%, 03/19/12	1,000	1,024,320
Express Scripts, Inc.
5.250%, 06/15/12	1,500	1,597,902
FirstEnergy Corp.
6.450%, 11/15/11	49	52,959
Fortune Brands, Inc.
4.875%, 12/01/13	600	604,052
FPL Group Capital, Inc.
5.625%, 09/01/11	800	859,908
General Dynamics Corp.
5.250%, 02/01/14	1,100	1,202,883
General Electric Capital Corp.
5.875%, 02/15/12	600	646,933
4.800%, 05/01/13	1,000	1,051,043
General Mills, Inc.
6.000%, 02/15/12	600	652,931
GlaxoSmithKline Capital, Inc.
4.850%, 05/15/13	2,100	2,264,690
Goldman Sachs Group, Inc.
4.750%, 07/15/13	1,600	1,680,534
6.000%, 05/01/14	1,200	1,319,238
Halliburton Co.
5.500%, 10/15/10	600	626,059
Hess Corp.
7.000%, 02/15/14	1,100	1,238,230

	Face Amount	Value†

	(000)
Hewlett-Packard Co.
6.125%, 03/01/14	$2,100	$2,362,410
Home Depot, Inc.
5.200%, 03/01/11	1,100	1,149,118
Honeywell International, Inc.
3.875%, 02/15/14	2,100	2,191,266
Husky Energy, Inc.
5.900%, 06/15/14	1,500	1,629,513
Hydro-Quebec
6.300%, 05/11/11	800	864,398
ICI Wilmington, Inc.
5.625%, 12/01/13	1,000	1,030,538
Instituto de Credito Oficial
5.375%, 07/02/12	8,500	9,266,981
International Business Machines Corp.
6.500%, 10/15/13	1,500	1,716,016
John Deere Capital Corp.
7.000%, 03/15/12	1,600	1,789,021
Johnson Controls, Inc.
4.875%, 09/15/13	1,000	1,022,991
JPMorgan Chase & Co.
5.375%, 10/01/12	800	873,936
4.650%, 06/01/14	500	527,435
Kansas City Power & Light Co.
6.500%, 11/15/11	800	862,947
Kellogg Co.
6.600%, 04/01/11	600	645,326
Kerr-McGee Corp.
6.875%, 09/15/11	400	432,974
Kinder Morgan Energy Partners LP
7.125%, 03/15/12	500	545,425
5.850%, 09/15/12	600	646,635
Kohl’s Corp.
7.375%, 10/15/11	600	659,155
Kommunalbanken AS
5.125%, 05/30/12	1,500	1,613,691
Kommuninvest I Sverige
5.375%, 07/03/12	5,600	6,107,080
Koninklijke Philips Electronics NV
7.250%, 08/15/13	1,500	1,711,214
Kraft Foods, Inc.
6.250%, 06/01/12	2,100	2,280,453
Kreditanstalt fuer Wiederaufbau
3.250%, 10/14/11	1,900	1,970,710
4.750%, 05/15/14	1,000	1,085,473
Kroger Co.
6.800%, 04/01/11	600	639,222

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Lafarge SA
6.150%, 07/15/11	$800	$837,002
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.875%, 01/13/12	1,000	1,068,198
2.000%, 10/01/12	6,800	6,792,649
Landwirtschaftliche Rentenbank
1.875%, 09/24/12	4,000	4,012,872
4.125%, 07/15/13	1,800	1,918,447
Lowe’s Cos., Inc.
8.250%, 06/01/10	600	626,616
Marathon Oil Corp.
6.125%, 03/15/12	500	540,570
6.500%, 02/15/14	1,100	1,223,583
Marriott International, Inc.
4.625%, 06/15/12	1,100	1,109,438
Marsh & McLennan Cos., Inc.
6.250%, 03/15/12	600	620,038
McDonald’s Corp.
4.300%, 03/01/13	600	637,049
McKesson Corp.
6.500%, 02/15/14	1,600	1,759,778
Medtronic, Inc.
4.500%, 03/15/14	1,100	1,176,748
MetLife, Inc.
5.375%, 12/15/12	600	645,661
Molson Coors Capital Finance
4.850%, 09/22/10	1,275	1,318,370
Monsanto Co.
7.375%, 08/15/12	700	803,729
Morgan Stanley
5.250%, 11/02/12	2,000	2,132,846
5.300%, 03/01/13	1,100	1,163,552
National Rural Utilities Cooperative Finance Corp.
7.250%, 03/01/12	1,600	1,777,846
Network Rail Infrastructure Finance P.L.C.
2.000%, 01/17/12	2,600	2,630,053
Newell Rubbermaid, Inc.
4.000%, 05/01/10	170	171,679
Nisource Finance Corp.
6.150%, 03/01/13	1,000	1,055,831
Nordstrom, Inc.
6.750%, 06/01/14	1,000	1,114,334
Norfolk Southern Corp.
8.625%, 05/15/10	600	625,347

	Face Amount	Value†

	(000)

Northern States Power Co.
8.000%, 08/28/12	$800	$928,318
Northern Trust Corp.
5.500%, 08/15/13	2,000	2,198,796
Northrop Grumman Corp.
3.700%, 08/01/14	1,500	1,523,952
Northrop Grumman Systems Corp.
7.125%, 02/15/11	800	855,221
Occidental Petroleum Corp.
7.000%, 11/01/13	1,600	1,855,416
Oesterreichischen Kontrollbank AG
3.125%, 10/14/11	1,900	1,953,947
4.750%, 11/08/11	1,800	1,916,167
4.750%, 10/16/12	3,800	4,108,096
ONEOK Partners LP
5.900%, 04/01/12	600	631,399
Ontario Electricity Financial Corp.
7.450%, 03/31/13	1,000	1,138,169
Ontario, Province of
4.100%, 06/16/14	7,900	8,352,559
Oracle Corp.
4.950%, 04/15/13	1,100	1,191,159
3.750%, 07/08/14	1,000	1,039,569
PACCAR, Inc.
6.875%, 02/15/14	1,500	1,712,982
Pacific Gas & Electric Co.
4.800%, 03/01/14	600	638,737
Packaging Corp. of America
5.750%, 08/01/13	800	829,146
Panhandle Eastern Pipeline Co.
6.050%, 08/15/13	600	639,702
Pepco Holdings, Inc.
6.450%, 08/15/12	1,100	1,181,869
PepsiAmericas, Inc.
4.375%, 02/15/14	1,100	1,154,022
PepsiCo, Inc.
3.750%, 03/01/14	1,500	1,562,596
Philip Morris International, Inc.
4.875%, 05/16/13	1,100	1,170,235
Pitney Bowes, Inc.
4.625%, 10/01/12	800	858,202
Plains All American Pipeline LP
4.250%, 09/01/12	1,500	1,541,307
PNC Funding Corp.
5.125%, 12/14/10	600	619,838
5.400%, 06/10/14	500	541,213

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Potash Corp. of Saskatchewan, Inc.
7.750%, 05/31/11	$600	$657,143
PPL Energy Supply LLC
6.300%, 07/15/13	600	648,255
Praxair, Inc.
6.375%, 04/01/12	1,200	1,326,646
Principal Financial Group, Inc.
7.875%, 05/15/14	760	852,313
Progress Energy, Inc.
7.100%, 03/01/11	600	636,931
Prudential Financial, Inc.
5.100%, 09/20/14	1,500	1,545,344
PSEG Power LLC
5.000%, 04/01/14	1,000	1,048,707
Rabobank Nederland
4.200%, 05/13/14	6,000	6,256,248
Reynolds American, Inc.
6.500%, 07/15/10	600	616,129
7.250%, 06/01/13	1,000	1,090,254
Royal Bank of Canada
5.650%, 07/20/11	2,200	2,363,286
Ryder System, Inc.
5.000%, 06/15/12	900	924,113
6.000%, 03/01/13	600	632,474
Safeway, Inc.
4.950%, 08/16/10	600	618,641
5.800%, 08/15/12	500	546,807
5.625%, 08/15/14	1,000	1,088,434
Sara Lee Corp.
6.250%, 09/15/11	1,100	1,187,447
Smith International, Inc.
8.625%, 03/15/14	1,000	1,147,199
Southern California Edison Co.
5.750%, 03/15/14	800	891,441
Southern Co.
5.300%, 01/15/12	1,600	1,716,120
Southwest Airlines Co.
5.250%, 10/01/14	2,000	2,015,372
Spectra Energy Capital LLC
5.668%, 08/15/14	1,500	1,596,045
St. Jude Medical, Inc.
3.750%, 07/15/14	2,000	2,037,064
State Street Corp.
4.300%, 05/30/14	1,500	1,576,804
SunTrust Banks, Inc.
5.250%, 11/05/12	1,100	1,150,902
Svensk Exportkredit AB
4.875%, 09/29/11	1,000	1,065,380

	Face Amount	Value†

	(000)

Tampa Electric Co.
6.375%, 08/15/12	$600	$649,262
Target Corp.
6.350%, 01/15/11	600	635,190
5.875%, 03/01/12	1,000	1,089,372
Time Warner Cable, Inc.
5.400%, 07/02/12	800	854,436
6.200%, 07/01/13	800	876,430
Total Capital SA
5.000%, 05/22/12	2,900	3,120,191
Toyota Motor Credit Corp.
4.250%, 06/27/11	2,500	2,591,455
TransCanada Pipelines, Ltd.
4.000%, 06/15/13	800	815,925
Transocean, Inc.
5.250%, 03/15/13	595	632,821
Unilever Capital Corp.
3.650%, 02/15/14	1,650	1,712,306
Union Pacific Corp.
6.650%, 01/15/11	1,100	1,160,965
United Technologies Corp.
6.100%, 05/15/12	1,600	1,765,568
UnitedHealth Group, Inc.
5.250%, 03/15/11	1,100	1,148,226
Valero Energy Corp.
6.875%, 04/15/12	1,600	1,743,286
Veolia Environnement
5.250%, 06/03/13	800	851,553
Verizon Communications, Inc.
4.350%, 02/15/13	600	632,038
5.250%, 04/15/13	1,500	1,628,220
Wal-Mart Stores, Inc.
5.000%, 04/05/12	3,300	3,564,591
7.250%, 06/01/13	1,000	1,167,626
3.200%, 05/15/14	3,000	3,074,181
Walt Disney Co.
4.700%, 12/01/12	500	539,968
4.500%, 12/15/13	1,100	1,179,237
Waste Management, Inc.
6.375%, 11/15/12	655	717,535
5.000%, 03/15/14	258	268,855
Weatherford International, Ltd.
4.950%, 10/15/13	1,045	1,097,081
Wellpoint Health Networks, Inc.
6.375%, 01/15/12	600	645,484
Wells Fargo Bank & Co.
5.250%, 10/23/12	2,600	2,781,431
Western Union Co.
6.500%, 02/26/14	600	678,592

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

WR Berkley Corp.
5.875%, 02/15/13	$1,000	$994,514
XTO Energy, Inc.
5.900%, 08/01/12	1,500	1,618,857
5.750%, 12/15/13	600	652,721
Yum! Brands, Inc.
8.875%, 04/15/11	820	893,512

TOTAL BONDS		345,909,699

	Face Amount	Value†

	(000)

TEMPORARY CASH INVESTMENTS — (1.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $10,215,000 FNMA 4.381%(r), 10/01/35, valued at $5,723,998) to be repurchased at $5,637,089	$5,637	$5,637,000

TOTAL INVESTMENTS — (100.0%) (Cost $365,573,230)		$376,662,354

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$25,115,655	—	$25,115,655
Bonds	—	345,909,699	—	345,909,699
Temporary Cash Investments	—	5,637,000	—	5,637,000

TOTAL	—	$376,662,354	—	$376,662,354

See accompanying Notes to Financial Statements.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
U.S. TREASURY OBLIGATIONS — (99.3%)
U.S. Treasury Inflation Notes
1.875%, 07/15/13	$10,700	$13,161,612
2.000%, 01/15/14	44,800	54,927,184
2.000%, 07/15/14	49,700	60,015,702
1.625%, 01/15/15	53,100	62,052,025
1.875%, 07/15/15	55,300	64,320,694
2.000%, 01/15/16	50,550	57,813,690
2.500%, 07/15/16	48,500	56,316,925
2.375%, 01/15/17	49,900	57,582,741
2.625%, 07/15/17	42,100	48,236,964
1.625%, 01/15/18	38,700	40,836,576
1.375%, 07/15/18	32,300	32,468,489
2.125%, 01/15/19	31,900	34,130,585
1.875%, 07/15/19	20,400	21,539,670
2.375%, 01/15/25	27,500	33,463,688
2.000%, 01/15/26	22,400	24,572,204
2.375%, 01/15/27	18,300	20,709,036
1.750%, 01/15/28	22,200	22,014,229
3.625%, 04/15/28	11,200	18,529,037
2.500%, 01/15/29	11,300	12,222,364
3.875%, 04/15/29	16,400	27,746,673

TOTAL U.S. TREASURY OBLIGATIONS		762,660,088

TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $5,005,000 FNMA 6.50%, 06/25/39, valued at $5,267,763) to be repurchased at $5,189,082	5,189	5,189,000

TOTAL INVESTMENTS — (100.0%) (Cost $737,599,192)		$767,849,088

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$762,660,088	—	$762,660,088
Temporary Cash Investments	—	5,189,000	—	5,189,000

TOTAL	—	$767,849,088	—	$767,849,088

See accompanying Notes to Financial Statements.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
MUNICIPAL BONDS — (97.3%)
ARIZONA — (3.8%)
Arizona State Transportation Board (RB)
5.000%, 07/01/13	$8,000	$8,974,720
City of Phoenix (GO) Series A
5.000%, 07/01/14	7,975	8,999,788
Maricopa County Unified School District (GO)
7.400%, 07/01/10	3,485	3,646,878
Maricopa County Unified School District (GO) (FSA)
5.000%, 07/01/13	6,800	7,595,056
Salt River Project Agricultural Improvement & Power District (RB) Series A
5.000%, 01/01/14	7,000	7,801,150
Scottsdale Municipal Property Corp. (RB)
5.000%, 07/01/13	3,070	3,409,327
Town of Gilbert (GO)
5.000%, 07/01/14	3,600	4,069,440

TOTAL ARIZONA		44,496,359

CALIFORNIA — (2.6%)
California State (GO)
5.250%, 11/01/09	7,695	7,695,000
California State Department of Water Resources Power Supply (RB) (ETM) Series A
5.125%, 05/01/12	1,900	2,110,938
California State Economic Recovery (GO) Series A
5.000%, 01/01/11	9,100	9,509,409
California State Economic Recovery (GO) Series A (MBIA)
5.000%, 07/01/12	8,400	9,092,244
Los Angeles Unified School District (GO) Series E (AMBAC)
5.750%, 07/01/12	2,000	2,222,880

TOTAL CALIFORNIA		30,630,471

COLORADO — (0.8%)
Arapahoe County School District (GO) (FSA)
5.000%, 12/15/10	9,000	9,448,200

	Face Amount	Value†

	(000)

CONNECTICUT — (2.8%)
Connecticut State (GO)
5.000%, 03/15/12	$5,000	$5,461,100
Connecticut State (GO) Series A
5.000%, 03/01/13	3,855	4,296,282
5.000%, 04/15/13	4,000	4,471,480
Connecticut State (GO) Series B
5.000%, 12/01/13	5,000	5,674,350
Connecticut State (GO) Series C
5.000%, 12/15/09	4,000	4,021,360
Connecticut State (GO) Series E
5.500%, 11/15/12	3,300	3,724,215
Connecticut State Health & Educational Facility Authority (GO) Series B (MBIA)
5.000%, 12/01/12	4,000	4,460,080

TOTAL CONNECTICUT		32,108,867

DELAWARE — (2.2%)
Delaware State (GO)
5.000%, 08/01/12	11,370	12,580,450
Delaware State (GO) Series B
5.000%, 02/01/11	7,470	7,873,007
5.000%, 02/01/12	5,000	5,451,500

TOTAL DELAWARE		25,904,957

FLORIDA — (4.7%)
Broward County (GO)
5.000%, 01/01/14	5,000	5,642,450
City of Gainesville (RB) Series C
5.000%, 10/01/10	2,265	2,358,092
Florida State Board of Education (GO) Series 2006C
5.000%, 06/01/12	2,935	3,190,374
Florida State Board of Education (GO) Series B
5.250%, 06/01/13	3,700	4,133,196
Florida State Board of Education (GO) Series D
5.000%, 06/01/13	13,085	14,504,330
Florida State Board of Education (GO) Series H
5.250%, 06/01/12	4,650	5,083,845

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

FLORIDA — (Continued)
Florida State Department of Environmental Protection Preservation (RB) Series A (MBIA)
5.000%, 07/01/11	$5,330	$5,629,813
5.000%, 07/01/11	5,130	5,418,563
Florida State Department of Environmental Protection Preservation (RB) Series B (MBIA)
5.000%, 07/01/11	5,800	6,145,912
Johns River Power Park System (RB) Series 21
5.000%, 10/01/11	2,325	2,494,376

TOTAL FLORIDA		54,600,951

GEORGIA — (6.2%)
De Kalb County School District (GO)
5.000%, 02/01/12	21,330	23,201,494
Georgia State (GO) Series C
5.500%, 07/01/12	8,400	9,379,608
Georgia State (GO) Series D
5.800%, 11/01/09	2,010	2,010,000
5.000%, 08/01/12	7,100	7,855,866
Georgia State (GO) Series G
5.000%, 10/01/12	8,000	8,897,840
Henry County School District (GO) Series A
5.000%, 04/01/13	14,000	15,636,880
Private Colleges & Universities Authority (RB) Series A
4.750%, 09/01/12	4,450	4,883,519

TOTAL GEORGIA		71,865,207

HAWAII — (2.0%)
City & County of Honolulu (GO) (ETM) Series A (MBIA)
5.000%, 03/01/10	1,255	1,274,139
City & County of Honolulu (GO) Series A (MBIA)
5.000%, 03/01/10	745	756,339
City & County of Honolulu (GO) Series C (MBIA)
5.000%, 07/01/12	5,000	5,484,500

	Face Amount	Value†

	(000)

HAWAII — (Continued)
Hawaii State (GO) Series CY (FSA)
5.750%, 02/01/13	$4,750	$5,392,770
Hawaii State (GO) Series DE
5.000%, 10/01/12	3,340	3,699,618
Hawaii State (GO) Series DG (AMBAC)
5.000%, 07/01/13	6,000	6,719,700

TOTAL HAWAII		23,327,066

ILLINOIS — (1.9%)
Chicago Park District (GO) Series A (FGIC)
5.250%, 01/01/13	4,935	5,523,153
City of Chicago (GO) Series A (FSA)
5.000%, 01/01/13	8,150	8,957,584
Cook County (GO) Series D (AMBAC)
5.250%, 11/15/12	2,000	2,210,720
Illinois State (GO) First Series (MBIA)
5.125%, 10/01/11	5,300	5,677,678

TOTAL ILLINOIS		22,369,135

KANSAS — (0.5%)
Johnson County Unified School District (GO) Series A (MBIA)
5.000%, 10/01/11	5,770	6,220,002

KENTUCKY — (1.3%)
Kentucky Asset Liability Commission (RB) First Series (MBIA)
5.000%, 09/01/11	14,300	15,221,492

MARYLAND — (3.6%)
Baltimore County (GO)
5.000%, 02/01/12	1,700	1,851,929
5.000%, 02/01/14	4,750	5,370,018
Maryland State (GO)
5.250%, 02/15/12	5,000	5,489,800
5.500%, 08/01/13	6,000	6,888,840
Maryland State (GO) Series B
5.000%, 02/15/13	14,000	15,653,260

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

MARYLAND — (Continued)
Montgomery County (GO) Series A
5.000%, 08/01/12	$5,990	$6,629,432

TOTAL MARYLAND		41,883,279

MASSACHUSETTS — (2.6%)
City of Boston (GO) Series A
5.000%, 04/01/14	4,650	5,267,288
Commonwealth of Massachusetts (GO) Series D
5.500%, 11/01/13	7,550	8,646,411
Commonwealth of Massachusetts (GO) Series D (NATL-RE)
5.500%, 11/01/12	910	1,022,358
Commonwealth of Massachusetts (RB) Series A
5.500%, 12/15/13	9,450	10,846,426
University of Massachusetts Building Authority (RB) Series 1
5.250%, 11/01/13	3,490	3,996,678

TOTAL MASSACHUSETTS		29,779,161

MICHIGAN — (3.4%)
Kent County (GO) Series A
5.000%, 11/01/09	7,235	7,235,000
Michigan Municipal Bond Authority (RB)
5.000%, 10/01/13	3,240	3,643,898
5.500%, 10/01/13	15,085	17,249,547
Michigan State (GO)
5.500%, 12/01/13	10,000	11,167,600

TOTAL MICHIGAN		39,296,045

MINNESOTA — (3.1%)
City of Minneapolis (GO)
5.000%, 12/01/10	6,840	7,173,382
City of Minneapolis (GO) Series A
3.000%, 12/01/12	5,200	5,496,296
Minnesota Public Facilities Authority (RB) Series B
5.000%, 03/01/14	5,800	6,573,952
Minnesota State (GO)
5.000%, 06/01/11	7,050	7,523,972
5.250%, 11/01/12	8,000	8,969,360

TOTAL MINNESOTA		35,736,962

	Face Amount	Value†

	(000)

MISSISSIPPI — (0.3%)
Mississippi State (GO) Series A
5.375%, 12/01/12	$3,350	$3,761,246

MISSOURI — (0.3%)
Missouri State (GO) Series A
5.000%, 10/01/13	2,600	2,948,374

NEVADA — (3.9%)
Clark County (GO) (AMBAC)
5.000%, 11/01/11	5,010	5,379,437
Clark County School District (GO) Series A (AMBAC)
4.500%, 06/15/11	11,000	11,580,140
Nevada State (GO)
5.000%, 06/01/13	12,990	14,318,487
5.000%, 12/01/13	1,400	1,559,488
Nevada State (GO) Series A
5.000%, 02/01/10	10,045	10,158,709
5.000%, 02/01/12	2,000	2,157,380

TOTAL NEVADA		45,153,641

NEW JERSEY — (2.8%)
Monmouth County (GO)
4.250%, 09/15/12	5,115	5,574,020
New Jersey State (GO)
5.000%, 04/01/13	3,900	4,340,817
New Jersey State (GO) (ETM)
5.250%, 08/01/12	8,400	9,338,784
New Jersey Transportation Trust Fund Authority (RB) Series B (FGIC)
5.250%, 12/15/09	6,130	6,163,776
New Jersey Transportation Trust Fund Authority (RB) Series B (FSA)
5.500%, 12/15/11	6,035	6,547,190

TOTAL NEW JERSEY		31,964,587

NEW MEXICO — (2.0%)
New Mexico State (GO)
5.000%, 03/01/12	10,260	11,188,325
New Mexico State Severance Tax (RB) (MBIA)
5.000%, 07/01/10	11,385	11,734,292

TOTAL NEW MEXICO		22,922,617

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

NEW YORK — (4.2%)
Nassau County Interim Finance Authority (RB) Series A (AMBAC)
5.000%, 11/15/09	$3,415	$3,419,952
New York City (GO) Series C
5.000%, 08/01/10	5,000	5,164,800
New York City (GO) Series G
5.000%, 08/01/10	5,040	5,206,118
New York City (GO) Series H
5.000%, 08/01/12	3,000	3,265,710
New York City (GO) Series J-1
5.000%, 08/01/10	11,180	11,548,493
New York State (GO) Series A
3.500%, 03/15/12	1,755	1,852,578
New York State Dormitory Authority (RB)
5.000%, 07/01/13	4,590	5,150,990
New York State Dormitory Authority (RB) Series C
5.000%, 03/15/14	7,500	8,349,225
New York State Tollway Authority (RB) (MBIA)
5.000%, 01/01/10	5,000	5,035,750

TOTAL NEW YORK		48,993,616

NORTH CAROLINA — (4.5%)
Guilford County (GO) Series C
5.000%, 10/01/12	8,040	8,942,329
Mecklenburg County
5.000%, 02/01/14	5,680	6,441,290
North Carolina State (GO) Series A
5.000%, 03/01/11	13,000	13,757,250
5.000%, 06/01/11	10,000	10,675,600
5.500%, 03/01/14	3,000	3,462,510
Wake County (GO)
4.500%, 03/01/13	7,800	8,596,146

TOTAL NORTH CAROLINA		51,875,125

OHIO — (4.5%)
Cincinnati City School District (GO) (FSA)
5.000%, 12/01/13	11,730	13,351,907
City of Columbus (GO) Series 2
5.000%, 07/01/13	3,000	3,370,080
5.000%, 07/01/14	4,605	5,229,622

	Face Amount	Value†

	(000)

OHIO — (Continued)
City of Columbus (GO) Series A
5.000%, 06/15/12	$3,875	$4,265,406
Ohio State (GO)
5.500%, 11/01/12	8,615	9,651,729
5.000%, 05/01/14	5,000	5,607,000
Ohio State (GO) Series E
5.000%, 09/15/11	10,470	11,239,336

TOTAL OHIO		52,715,080

OKLAHOMA — (0.6%)
Oklahoma Turnpike Authority (RB) Series A
5.000%, 01/01/10	7,160	7,213,772

PENNSYLVANIA — (2.6%)
Commonwealth of Pennsylvania (GO) First Series
5.000%, 08/01/11	13,000	13,935,220
Commonwealth of Pennsylvania (GO) First Series (MBIA)
5.000%, 01/01/10	3,500	3,525,935
5.250%, 02/01/13	5,755	6,444,967
Commonwealth of Pennsylvania (GO) First Series A
5.000%, 11/01/10	3,000	3,136,140
Commonwealth of Pennsylvania, (GO) Third Series
5.000%, 09/01/12	2,800	3,096,268

TOTAL PENNSYLVANIA		30,138,530

RHODE ISLAND — (0.9%)
Rhode Island State & Providence Plantations (GO) Series B
5.000%, 08/01/12	5,200	5,713,500
5.000%, 08/01/13	4,700	5,254,412

TOTAL RHODE ISLAND		10,967,912

SOUTH CAROLINA — (0.4%)
Beaufort County School District (GO) Series B (SCSDE)
5.000%, 03/01/14	2,795	3,155,527
Richland County School District No. 2 (GO) Series B (FGIC)
5.000%, 02/01/10	1,500	1,517,010

TOTAL SOUTH CAROLINA		4,672,537

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

TENNESSEE — (2.7%)
Hamilton County (GO)
5.000%, 03/01/11	$5,700	$6,021,081
5.000%, 03/01/12	5,095	5,554,722
Knox County (GO)
5.500%, 04/01/14	6,300	7,254,639
Shelby County (GO)
5.000%, 04/01/14	8,345	9,403,730
Tennessee State (GO) Series A
5.000%, 05/01/14	3,000	3,402,720

TOTAL TENNESSEE		31,636,892

TEXAS — (13.2%)
Arlington Independent School District (GO)
5.000%, 02/15/14	5,885	6,636,632
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/14	6,895	7,839,477
City of Dallas (GO)
4.750%, 02/15/10	11,675	11,820,587
5.000%, 02/15/14	8,770	9,843,974
5.000%, 02/15/14	4,585	5,146,479
City of Dallas (RB) (AMBAC)
5.000%, 10/01/12	13,985	15,456,921
5.000%, 10/01/13	7,605	8,553,039
City of San Antonio (RB) (NATL-RE FGIC)
5.000%, 05/15/12	7,000	7,651,840
City of San Antonio (RB) Series A
5.500%, 02/01/11	2,000	2,117,160
Dallas Area Rapid Transit (RB) (FGIC)
5.000%, 12/01/12	10,475	11,706,755
Fort Worth Independent School District (GO)
5.000%, 02/15/13	8,025	8,923,399
Katy Independent School District (GO) Series A
5.000%, 02/15/12	7,465	8,145,360
North Texas Municipal Water District (RB)
5.000%, 09/01/14	605	685,386
San Marcos Consolidated Independent School District (GO) (PSF-GTD)
5.250%, 08/01/14	3,195	3,685,880
5.500%, 08/01/14	4,200	4,892,748

	Face Amount	Value†

	(000)

TEXAS — (Continued)
Texas A&M University (RB) Series B
5.000%, 05/15/12	$3,975	$4,351,432
Texas Public Finance Authority (GO) Series A
5.000%, 10/01/12	1,500	1,662,420
Texas State (GO)
5.000%, 10/01/12	3,000	3,324,840
Texas State Transportation Commission (RB)
4.000%, 04/01/13	1,500	1,621,005
5.000%, 04/01/14	5,870	6,617,368
Travis County (GO)
5.000%, 03/01/12	3,375	3,672,202
University of Texas (RB) Series A
5.000%, 08/15/12	3,500	3,864,595
5.000%, 07/01/14	5,250	5,987,258
University of Texas (RB) Series B
5.250%, 08/15/12	2,730	3,033,003
5.250%, 08/15/13	3,850	4,367,979
University of Texas (RB) Series D
5.000%, 08/15/12	1,815	2,004,069

TOTAL TEXAS		153,611,808

UTAH — (2.0%)
Salt Lake County (GO)
5.000%, 06/15/12	10,060	11,081,794
Utah State (GO) Series A
5.000%, 07/01/12	6,440	7,099,714
Utah State (GO) Series B
4.000%, 07/01/13	4,700	5,121,919

TOTAL UTAH		23,303,427

VIRGINIA — (4.8%)
Fairfax County (GO) Series A
5.000%, 04/01/13	9,975	11,180,180
5.000%, 04/01/14	9,375	10,649,250
Loudoun County (GO) Series B
4.000%, 11/01/12	1,000	1,087,890
5.000%, 12/01/13	5,285	6,024,741
Virginia Commonwealth Transportation Board (RB)
5.000%, 10/01/11	1,940	2,092,057
5.000%, 09/27/12	4,040	4,477,007

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

VIRGINIA — (Continued)
Virginia State Public School Authority (RB) Series B
5.000%, 08/01/11	$9,595	$10,285,264
5.000%, 08/01/13	5,505	6,188,446
West Virginia State (GO) (NATL-RE FGIC)
5.000%, 06/01/12	3,300	3,614,358

TOTAL VIRGINIA		55,599,193

WASHINGTON — (3.6%)
City of Seattle (GO)
5.000%, 05/01/14	8,300	9,345,551
City of Seattle (RB) (FSA)
5.000%, 08/01/12	1,500	1,643,445
Grant County Public Utility District No. 2 Priest Rapids (RB) Series H (FSA)
5.000%, 01/01/10	2,000	2,014,760
Snohomish County Public Utility (RB) Series B
5.250%, 12/01/10	11,000	11,559,460
Washington State (GO) Series C
5.000%, 02/01/14	6,895	7,711,092
Washington State (GO) (FSA)
5.000%, 07/01/14	5,145	5,798,827
Washington State (GO) Series D
5.000%, 01/01/14	3,330	3,722,374

TOTAL WASHINGTON		41,795,509

	Face Amount	Value†

	(000)

WISCONSIN — (2.5%)
Wisconsin State (GO) Series 1 (MBIA)
5.500%, 05/01/11	$16,000	$17,107,840
Wisconsin State (GO) Series A
5.000%, 05/01/12	6,760	7,386,990
Wisconsin State (RB) Series B (AMBAC)
5.000%, 07/01/12	3,775	4,136,645

TOTAL WISCONSIN		28,631,475

TOTAL MUNICIPAL BONDS		1,130,793,495

	Shares
TEMPORARY CASH INVESTMENTS — (2.7%)
BlackRock Liquidity Funds MuniFund - Institutional Shares	31,145,864	31,145,864

TOTAL INVESTMENTS — (100.0%) (Cost $1,144,068,690)		$1,161,939,359

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$1,130,793,495	—	$1,130,793,495
Temporary Cash Investments	$31,145,864	—	—	31,145,864

TOTAL	$31,145,864	$1,130,793,495	—	$1,161,939,359

See accompanying Notes to Financial Statements.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)

MUNICIPAL BONDS — (98.0%)
CALIFORNIA — (98.0%)
Anaheim Union High School District (GO) (FSA)
5.000%, 08/01/14	$800	$884,728
Anaheim Union High School District (GO) Series A (FSA)
5.000%, 08/01/12	1,275	1,412,572
Bay Area Toll Authority (RB) (FGIC)
5.125%, 04/01/11	1,535	1,632,258
Bay Area Toll Authority (RB) Series F
5.000%, 04/01/13	775	853,910
Berryessa Union School District (GO) Series B (FSA)
5.375%, 08/01/11	1,205	1,317,571
California Educational Facilities Authority (RB) Series A
5.000%, 04/01/13	2,250	2,526,637
California Educational Facilities Authority (RB) Series P
5.250%, 12/01/13	925	1,059,634
California Educational Facilities Authority (RB) Series T-4
5.000%, 03/15/14	3,390	3,818,937
California Infrastructure & Economic Development Bank (RB) (FSA)
5.250%, 07/01/13	2,000	2,276,700
California Infrastructure & Economic Development Bank (RB) Series A (AMBAC)
5.000%, 10/01/10	3,180	3,296,165
California State (GO)
5.000%, 02/01/10	1,500	1,512,390
5.000%, 03/01/10	3,000	3,033,330
5.250%, 09/01/10	550	566,098
5.000%, 10/01/10	2,000	2,059,580
4.000%, 02/01/11	1,000	1,029,620
5.250%, 03/01/11	800	838,328
5.000%, 04/01/11	3,000	3,142,290
5.000%, 06/01/11	500	526,490
5.000%, 10/01/11	2,215	2,355,520
5.000%, 04/01/12	1,500	1,604,160
5.000%, 02/01/14	770	831,508
5.000%, 03/01/14	800	865,088
5.000%, 03/01/14	2,850	3,081,876

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
5.000%, 04/01/14	$1,000	$1,082,410
5.000%, 04/01/14	555	600,738
5.000%, 05/01/14	700	758,723
5.000%, 08/01/14	1,480	1,609,855
California State (GO) Series A
5.250%, 07/01/14	425	473,900
California State Department of Transportation (RB) Series A (MBIA)
5.000%, 02/01/11	1,125	1,178,944
California State Department of Water Resources (RB)
5.500%, 12/01/13	1,075	1,235,153
California State Department of Water Resources (RB) Series A
5.500%, 05/01/10	500	512,210
5.250%, 05/01/12	2,000	2,177,100
California State Department of Water Resources (RB) Series A (FSA)
5.250%, 05/01/11	1,450	1,534,114
California State Department of Water Resources Power Supply (RB) (ETM) Series A
5.125%, 05/01/12	1,850	2,055,387
California State Department of Water Resources Power Supply (RB) Series A (MBIA)
5.000%, 05/01/11	1,000	1,054,330
California State Economic Recovery (GO) Series A
5.000%, 01/01/10	985	991,599
5.000%, 01/01/11	3,500	3,657,465
3.500%, 07/01/11	1,075	1,110,787
5.000%, 07/01/11	1,000	1,057,770
California State Economic Recovery (GO) Series A (MBIA)
5.000%, 07/01/11	800	846,216
5.000%, 07/01/12	2,475	2,678,965
5.250%, 07/01/13	3,810	4,216,184
California State University (RB) Series A
3.000%, 11/01/12	500	520,220
4.000%, 11/01/12	545	583,722
4.000%, 11/01/12	1,000	1,071,050

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Chabot-Las Positas Community College District (GO) (AMBAC)
5.000%, 08/01/11	$1,010	$1,080,478
Charter Oak Unified School District (GO) Series B (FSA)
5.000%, 07/01/13	2,805	3,168,135
Chino Basin Regional Financing Authority (RB)
5.900%, 08/01/11	810	875,262
City & County of San Francisco (GO) Series A (AMBAC)
5.000%, 06/15/12	1,600	1,744,720
City & County of San Francisco (GO) Series R-1 (FGIC)
5.000%, 06/15/12	3,855	4,219,298
City of Folsom (GO)
4.000%, 08/01/14	1,285	1,387,967
City of Los Angeles (GO) (MBIA)
4.000%, 09/01/10	1,000	1,028,690
City of Los Angeles (GO) Series A
2.500%, 09/01/13	2,500	2,559,700
City of Los Angeles (GO) Series A (MBIA)
5.000%, 09/01/12	1,165	1,280,405
City of Los Angeles (RB) Series A
4.000%, 06/01/12	815	854,446
5.000%, 06/01/13	1,300	1,412,788
5.000%, 06/01/14	2,000	2,255,440
City of Los Angeles (RB) Series C (NATL-RE)
5.375%, 06/01/13	600	676,158
East Bay Regional Park District (GO)
4.000%, 09/01/13	1,375	1,496,949
El Camino Community College District (GO) Series A (MBIA)
5.000%, 08/01/13	2,915	3,300,742
5.000%, 08/01/13	3,060	3,464,930
El Camino Community College District (GO) Series A (NATL-RE)
5.000%, 08/01/13	600	679,398
El Monte Union High School District (GO) Series A (FSA)
5.000%, 06/01/13	2,185	2,457,513
Escondido Union School District (GO) Series A
5.000%, 08/01/12	3,045	3,369,171

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Foothill-De Anza Community College District (GO) Series B
5.250%, 08/01/13	$2,000	$2,278,900
5.250%, 08/01/13	3,675	4,187,479
Fremont Union High School District (GO) (MBIA)
4.000%, 09/01/11	750	789,045
Fresno (RB) Series A-1 (AMBAC)
6.250%, 09/01/10	300	312,318
Hacienda La Puente Unified School District (GO) Series B
5.000%, 08/01/13	4,340	4,914,312
Industry Public Facilities Authority (TAN) (MBIA)
4.500%, 05/01/10	700	712,859
Long Beach Bond Finance Authority (TAN) (AMBAC)
5.375%, 08/01/12	1,585	1,762,916
Long Beach Unified School District (GO)
4.000%, 08/01/12	500	538,205
Long Beach Unified School District (GO) Series A
5.000%, 08/01/13	2,000	2,245,960
Los Angeles Community College District (GO) Series A (FSA)
5.250%, 08/01/14	4,000	4,573,480
Los Angeles Community College District (GO) Series F-1
3.250%, 08/01/14	850	887,621
Los Angeles Convention & Exhibit Center Authority (RB) Series A
6.125%, 08/15/11	1,500	1,596,480
Los Angeles County Capital Asset Leasing Corp. (RB) Series A (AMBAC)
4.000%, 12/01/09	520	521,342
Los Angeles County Metropolitan Transportation Authority (RB) (ETM) Series A (FSA)
5.000%, 07/01/11	2,500	2,708,150
Los Angeles County Metropolitan Transportation Authority (RB) Series A
4.000%, 07/01/11	750	784,875

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Los Angeles County Metropolitan Transportation Authority (RB) Series C (AMBAC)
6.000%, 07/01/11	$580	$626,464
Los Angeles County Public Works Financing Authority (RB) Series A (MBIA)
5.000%, 12/01/09	1,300	1,303,081
Los Angeles County Sanitation Districts Financing Authority (RB) Series A (FSA)
5.000%, 10/01/12	5,000	5,517,200
Los Angeles Department of Water & Power (RB) Series A-1 (MBIA)
5.000%, 07/01/11	460	490,102
Los Angeles Municipal Improvement Corp (RB) Series A (NATL-RE)
5.250%, 06/01/12	1,050	1,137,696
Los Angeles Unified School District (GO)
5.500%, 07/01/11	800	858,912
Los Angeles Unified School District (GO) (AMBAC)
5.000%, 07/01/11	175	186,452
Los Angeles Unified School District (GO) (MBIA)
5.500%, 07/01/12	800	883,952
Los Angeles Unified School District (GO) Series A (FGIC)
6.000%, 07/01/11	1,000	1,081,840
Los Angeles Unified School District (GO) Series A (MBIA)
5.250%, 07/01/12	3,600	3,954,420
Los Angeles Unified School District (GO) Series B
4.000%, 07/01/13	500	535,095
Los Angeles Wastewater System (RB) Series A
4.000%, 06/01/12	1,000	1,069,200
Metropolitan Water District of Southern California (GO) Series B
4.000%, 03/01/11	500	520,500

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Metropolitan Water District of Southern California (RB) Series B
3.750%, 07/01/11	$3,000	$3,142,440
Mountain View-Whisman School District (GO) Series D (MBIA)
5.000%, 06/01/12	1,480	1,644,532
Norwalk Redevelopment Agency (TAN) Series A (MBIA)
4.000%, 10/01/10	670	686,891
Orange County (RB) Series A (MBIA)
5.000%, 06/01/12	730	794,101
Oxnard School District (GO) (FSA)
5.000%, 08/01/12	610	670,061
Pasadena Unified School District (GO) (FSA)
5.000%, 11/01/12	2,000	2,206,520
Piedmont Unified School District (GO)
2.000%, 08/01/13	725	731,532
2.000%, 08/01/14	340	339,079
Sacramento Regional County Sanitation District (RB) (NATL-RE)
5.000%, 08/01/14	750	832,612
San Diego County Water Authority (NATL-RE FGIC) Series A
5.250%, 05/01/13	795	880,304
San Diego Public Facilities Financing Authority (RB) Series A
2.750%, 05/15/11	1,150	1,172,367
2.750%, 05/15/12	1,655	1,693,297
San Diego Public Facilities Financing Authority (RB) Series B
5.000%, 05/15/14	1,000	1,099,250
San Diego Unified School District (GO) Series F (FSA)
5.000%, 07/01/14	1,555	1,774,861
San Francisco Bay Area Transit Financing Authority (RB)
6.750%, 07/01/11	795	869,428
San Francisco City & County Public Utilities Commission (RB) Series A (FSA)
5.000%, 11/01/12	4,810	5,291,818

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)

CALIFORNIA — (Continued)
San Jose Unified School District (GO) (FGIC)
5.000%, 08/01/11	$1,300	$1,386,034
5.000%, 08/01/12	5,000	5,464,000
San Leandro Unified School District (GO) Series A (FSA)
6.000%, 08/01/10	615	640,522
San Mateo County Community College District (GO) Series A
4.500%, 09/01/13	2,000	2,214,320
Santa Clara County Financing Authority (RB) (AMBAC)
7.750%, 11/15/09	1,200	1,202,700
Santa Clara Unified School District (GO)
4.000%, 07/01/13	915	965,956
Sonoma County (RB) Series A (FGIC)
4.000%, 09/01/12	1,950	2,098,922
Southern California Public Power Authority (RB) Series A (AMBAC)
5.000%, 07/01/13	1,545	1,742,065
Southern Kern Unified School District (GO)
4.000%, 12/01/09	2,800	2,806,160
Southwestern Community College District (GO) Series B
5.250%, 08/01/12	750	822,915

	Face Amount	Value†
	(000)

CALIFORNIA — (Continued)
Torrance Unified School District (GO)
4.000%, 08/01/13	$830	$887,984
University of California (RB) Series A (AMBAC)
5.000%, 05/15/11	1,140	1,210,520
University of California (RB) Series E (MBIA)
5.000%, 05/15/13	1,560	1,730,009
University of California (RB) Series J (MBIA)
5.000%, 05/15/12	450	490,018
University of California (RB) Series K (MBIA)
5.000%, 05/15/12	500	544,465

TOTAL MUNICIPAL BONDS		203,858,961

	Shares

TEMPORARY CASH INVESTMENTS — (2.0%)
BlackRock Liquidity Funds California Money Fund - Institutional Shares	4,098,274	4,098,274

TOTAL INVESTMENTS — (100.0%) (Cost $204,397,696)		$207,957,235

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$203,858,961	—	$203,858,961
Temporary Cash Investments	$4,098,274	—	—	4,098,274

TOTAL	$4,098,274	$203,858,961	—	$207,957,235

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	U.S. Large Company Portfolio		Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$2,719,708		—		$5,864,671		—
Investments at Value (including $0, $0, $0 and $254,637 of securities on loan, respectively)	—		$166,294		—		$1,480,808
Temporary Cash Investments at Value & Cost	—		1,328		—		15,297
Collateral Received from Securities on Loan at Value & Cost	—		—		—		280,325
Foreign Currencies at Value	—		2		—		—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	367		1,803		1,788		39
Dividends and Interest	—		2,134		—		414
Securities Lending Income	—		—		—		113
Fund Shares Sold	1,641		22		3,418		2,403
Unrealized Gain on Forward Currency Contracts	—		84		—		—
Prepaid Expenses and Other Assets	21		19		75		37

Total Assets	2,721,737		171,686		5,869,952		1,779,436

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—		—		—		280,325
Investment Securities/Affiliated Investment Companies Purchased	70		1,816		6		14,119
Fund Shares Redeemed	1,938		113		5,200		640
Due to Advisor	162		28		772		460
Forward Currency Contracts	—		1		—		—
Futures Margin Variation	—		4,433		—		—
Unrealized Loss on Forward Currency Contracts	—		45		—		—
Accrued Expenses and Other Liabilities	149		19		322		132

Total Liabilities	2,319		6,455		6,300		295,676

NET ASSETS	$2,719,418		$165,231		$5,863,652		$1,483,760

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $0 and $31,393 and shares outstanding of 0; 0; 0 and 3,932,911, respectively	N/A		N/A		N/A		$7.98

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	*	100,000,000

Class R2 Shares — based on net assets of $0; $0; $0 and $2,930 and shares outstanding of 0; 0; 0 and 348,148, respectively	N/A		N/A		N/A		$8.42

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	*	100,000,000

Institutional Class Shares — based on net assets of $2,719,418; $165,231; $5,863,652 and $1,449,437 and shares outstanding of 88,883,846; 25,491,421; 370,896,893 and 123,882,701, respectively	$30.60		$6.48		$15.81		$11.70

NUMBER OF SHARES AUTHORIZED	500,000,000		300,000,000		2,000,000,000		700,000,000

Investments in Affiliated Investment Companies at Cost	$2,707,794		$—		$4,959,195		$—

Investments at Cost	$—		$164,421		$—		$1,579,217

Foreign Currencies at Cost	$—		$2		$—		$—

NET ASSETS CONSIST OF:
Paid-In Capital	$3,083,525		$270,995		$7,386,030		$1,664,507
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	7,113		285		13,540		1,308
Accumulated Net Realized Gain (Loss)	(383,134)		(109,666)		(2,441,394)		(83,646)
Net Unrealized Foreign Exchange Gain (Loss)	—		39		—		—
Net Unrealized Appreciation (Depreciation)	11,914		3,578		905,476		(98,409)

NET ASSETS	$2,719,418		$165,231		$5,863,652		$1,483,760

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio
ASSETS:
Investments at Value (including $805,217, $252,234, $475,044 and $194,392 of securities on loan, respectively)	$5,666,160	$1,978,654	$3,790,784	$1,172,822
Temporary Cash Investments at Value & Cost	—	7,604	21,700	10,353
Collateral Received from Securities on Loan at Value & Cost	901,091	272,010	514,376	211,602
Receivables:
Investment Securities Sold	11,613	187	482	157
Dividends and Interest	1,762	1,891	3,381	761
Securities Lending Income	503	128	296	151
Fund Shares Sold	2,578	2,570	3,354	1,717
Prepaid Expenses and Other Assets	36	59	117	38

Total Assets	6,583,743	2,263,103	4,334,490	1,397,601

LIABILITIES:
Payables:
Upon Return of Securities Loaned	901,091	272,010	514,376	211,602
Investment Securities Purchased	231	—	13,346	6,909
Fund Shares Redeemed	3,650	1,086	1,516	573
Due to Advisor	2,572	293	663	311
Loan Payable	6,072	—	—	—
Accrued Expenses and Other Liabilities	468	131	264	92

Total Liabilities	914,084	273,520	530,165	219,487

NET ASSETS	$5,669,659	$1,989,583	$3,804,325	$1,178,114

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,669,659; $1,989,583; $3,804,325 and $1,178,114 and shares outstanding of 320,480,765; 232,927,015; 453,514,041 and 146,773,590, respectively	$17.69	$8.54	$8.39	$8.03

NUMBER OF SHARES AUTHORIZED	1,700,000,000	1,500,000,000	2,300,000,000	1,000,000,000

Investments at Cost	$6,445,519	$2,207,480	$4,451,889	$1,404,900

NET ASSETS CONSIST OF:
Paid-In Capital	$7,033,726	$2,300,603	$4,561,822	$1,503,595
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	2,918	373	698	1,895
Accumulated Net Realized Gain (Loss)	(587,626)	(82,567)	(97,090)	(95,298)
Net Unrealized Appreciation (Depreciation)	(779,359)	(228,826)	(661,105)	(232,078)

NET ASSETS	$5,669,659	$1,989,583	$3,804,325	$1,178,114

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	T.A. U.S. Core Equity 2 Portfolio	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio
ASSETS:
Investments at Value (including $185,052, $424,249, $414,662 and $657,820 of securities on loan, respectively)	$1,434,407	$2,508,187	$2,801,254	$2,004,281
Temporary Cash Investments at Value & Cost	13,453	5,249	9,293	19,896
Collateral Received from Securities on Loan at Value & Cost	200,522	466,103	459,066	699,642
Cash	—	817	—	—
Receivables:
Investment Securities Sold	245	7,518	8,032	—
Dividends and Interest	1,314	799	1,044	2,002
Securities Lending Income	131	439	448	138
Fund Shares Sold	3,590	2,376	5,459	1,407
Prepaid Expenses and Other Assets	75	28	18	33

Total Assets	1,653,737	2,991,516	3,284,614	2,727,399

LIABILITIES:
Payables:
Upon Return of Securities Loaned	200,522	466,103	459,066	699,642
Investment Securities Purchased	7,318	50	4,270	7,269
Fund Shares Redeemed	623	2,360	1,397	1,227
Due to Advisor	276	795	1,265	515
Accrued Expenses and Other Liabilities	112	207	251	187

Total Liabilities	208,851	469,515	466,249	708,840

NET ASSETS	$1,444,886	$2,522,001	$2,818,365	$2,018,559

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,444,886; $2,522,001; $2,818,365 and $2,018,559 and shares outstanding of 211,424,756; 169,387,953; 294,459,077 and 132,015,997, respectively	$6.83	$14.89	$9.57	$15.29

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	700,000,000

Investments at Cost	$1,403,575	$2,546,150	$3,004,867	$2,384,790

NET ASSETS CONSIST OF:
Paid-In Capital	$1,460,862	$2,976,209	$3,539,037	$2,582,474
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,080	3,780	3,100	8,197
Accumulated Net Realized Gain (Loss)	(49,888)	(420,025)	(520,159)	(191,603)
Net Unrealized Appreciation (Depreciation)	30,832	(37,963)	(203,613)	(380,509)

NET ASSETS	$1,444,886	$2,522,001	$2,818,365	$2,018,559

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio	International Core Equity Portfolio	T.A. World ex U.S. Core Equity Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	—	$4,275,715
Investments at Value (including $228,732, $638,659, $48,751 and $0 of securities on loan, respectively)	$1,357,706	$3,678,259	$664,457	—
Temporary Cash Investments at Value & Cost	772	12,615	4,521	—
Collateral Received from Securities on Loan at Value & Cost	241,564	672,695	51,990	—
Foreign Currencies at Value	4,670	4,897	637	—
Cash	15	15	16	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	94	—	—
Dividends, Interest and Tax Reclaims	3,097	7,308	1,242	—
Securities Lending Income	94	369	28	—
Fund Shares Sold	644	2,762	1,167	1,809
Prepaid Expenses and Other Assets	20	97	13	25

Total Assets	1,608,582	4,379,111	724,071	4,277,549

LIABILITIES:
Payables:
Upon Return of Securities Loaned	241,564	672,695	51,990	—
Investment Securities/Affiliated Investment Companies Purchased	816	3,402	2,511	—
Fund Shares Redeemed	1,415	1,553	434	4,028
Due to Advisor	294	1,117	230	1,459
Loan Payable	—	—	—	1,970
Unrealized Loss on Foreign Currency Contracts	—	—	13	—
Deferred Thailand Capital Gains Tax	—	—	101	—
Accrued Expenses and Other Liabilities	142	502	64	228

Total Liabilities	244,231	679,269	55,343	7,685

NET ASSETS	$1,364,351	$3,699,842	$668,728	$4,269,864

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,364,351; $3,699,842; $668,728 and $4,269,864 and shares outstanding of 75,697,978; 378,082,644; 82,247,205 and 305,149,395, respectively	$18.02	$9.79	$8.13	$13.99

NUMBER OF SHARES AUTHORIZED	500,000,000	2,000,000,000	500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$—	$4,294,421

Investments at Cost	$1,267,278	$4,029,287	$555,458	$—

Foreign Currencies at Cost	$4,632	$4,955	$636	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$1,438,873	$4,147,095	$569,997	$4,510,524
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	5,593	2,148	1,772	13,949
Accumulated Net Realized Gain (Loss)	(170,622)	(98,357)	(11,965)	(236,142)
Deferred Thailand Capital Gains Tax	—	—	(101)	—
Net Unrealized Foreign Exchange Gain (Loss)	41	42	25	239
Net Unrealized Appreciation (Depreciation)	90,466	(351,086)	109,000	(18,706)

NET ASSETS	$1,364,351	$3,699,842	$668,728	$4,269,864

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$114,115	$101,906	$27,872	$110,985
Receivables:
Fund Shares Sold	39	60	—	2
Prepaid Expenses and Other Assets	6	541	8	8

Total Assets	114,160	102,507	27,880	110,995

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	5	—	—	2
Fund Shares Redeemed	35	590	—	—
Due to Advisor	39	45	10	47
Accrued Expenses and Other Liabilities	23	19	7	20

Total Liabilities	102	654	17	69

NET ASSETS	$114,058	$101,853	$27,863	$110,926

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $114,058; $101,853; $27,863 and $110,926 and shares outstanding of 7,965,887; 4,946,123; 1,405,185 and 7,384,856, respectively	$14.32	$20.59	$19.83	$15.02

NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	100,000,000	100,000,000

Investments in Affiliated Investment Companies at Cost	$200,814	$94,124	$30,454	$112,793

NET ASSETS CONSIST OF:
Paid-In Capital	$281,358	$133,100	$33,451	$136,984
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	665	246	171	(12)
Accumulated Net Realized Gain (Loss)	(81,282)	(39,285)	(3,182)	(24,284)
Net Unrealized Foreign Exchange Gain (Loss)	16	10	5	46
Net Unrealized Appreciation (Depreciation)	(86,699)	7,782	(2,582)	(1,808)

NET ASSETS	$114,058	$101,853	$27,863	$110,926

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio	International Vector Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$431,052	—	—
Investments at Value (including $115,028, $0, $608,093 and $37,782 of securities on loan, respectively)	$738,601	—	$6,828,797	$260,778
Temporary Cash Investments at Value & Cost	4,146	1,476	—	1,155
Collateral Received from Securities on Loan at Value & Cost	125,706	—	660,434	40,466
Foreign Currencies at Value	2,412	—	15,132	393
Cash	15	—	—	16
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	—	30,421	—
Dividends, Interest and Tax Reclaims	2,843	—	14,992	505
Securities Lending Income	84	—	796	29
Fund Shares Sold	1,443	1,216	3,242	433
Unrealized Gain on Foreign Currency Contracts	—	—	11	—
Prepaid Expenses and Other Assets	23	11	44	11

Total Assets	875,273	433,755	7,553,869	303,786

LIABILITIES:
Payables:
Upon Return of Securities Loaned	125,706	—	660,434	40,466
Investment Securities/Affiliated Investment Companies Purchased	6,642	851	5,189	608
Fund Shares Redeemed	278	364	17,039	28
Due to Advisor	220	12	3,900	114
Loan Payable	—	—	6,784	—
Unrealized Loss on Foreign Currency Contracts	12	—	—	—
Accrued Expenses and Other Liabilities	86	26	566	26

Total Liabilities	132,944	1,253	693,912	41,242

NET ASSETS	$742,329	$432,502	$6,859,957	$262,544

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Cass Shares — based on net assets of $742,329; $432,502; $6,859,957 and $262,544 and shares outstanding of 141,680,837; 64,034,248; 459,928,367 and 28,473,641, respectively	$5.24	$6.75	$14.92	$9.22

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	2,300,000,000	500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$398,827	$—	$—

Investments at Cost	$957,745	$—	$7,473,482	$206,191

Foreign Currencies at Cost	$2,416	$—	$15,313	$397

NET ASSETS CONSIST OF:
Paid-In Capital	$987,291	$402,565	$7,526,604	$211,061
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	24,078	4,918	11,837	715
Accumulated Net Realized Gain (Loss)	(49,991)	(7,206)	(33,616)	(3,819)
Net Unrealized Foreign Exchange Gain (Loss)	99	—	(2)	4
Net Unrealized Appreciation (Depreciation)	(219,148)	32,225	(644,866)	54,583

NET ASSETS	$742,329	$432,502	$6,859,957	$262,544

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,967,084	$1,134,439	—	—
Investments at Value (including $0, $0, $268,990 and $878,404 of securities on loan, respectively)	—	—	$2,448,223	$4,232,448
Temporary Cash Investments at Value & Cost	—	—	9,355	18,442
Collateral Received from Securities on Loan at Value & Cost	—	—	291,756	894,976
Foreign Currencies at Value	—	—	2,773	—
Cash	—	—	20	1
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	570	131	30,611
Dividends, Interest and Tax Reclaims	—	—	2,785	20,258
Securities Lending Income	—	—	287	92
Fund Shares Sold	1,632	2,107	3,735	4,025
Prepaid Expenses and Other Assets	83	20	51	68

Total Assets	1,968,799	1,137,136	2,759,116	5,200,921

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	291,756	894,976
Investment Securities/Affiliated Investment Companies Purchased	5	—	7,266	31,674
Fund Shares Redeemed	1,693	2,677	1,685	3,676
Due to Advisor	687	440	1,172	529
Deferred Thailand Capital Gains Tax	—	—	1,833	—
Accrued Expenses and Other Liabilities	126	61	369	451

Total Liabilities	2,511	3,178	304,081	931,306

NET ASSETS	$1,966,288	$1,133,958	$2,455,035	$4,269,615

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,966,288; $1,133,958; $2,455,035 and $4,269,615 and shares outstanding of 77,941,731; 64,989,784; 148,925,100 and 413,344,376, respectively	$25.23	$17.45	$16.49	$10.33

NUMBER OF SHARES AUTHORIZED	500,000,000	500,000,000	1,000,000,000	2,000,000,000

Investments in Affiliated Investment Companies at Cost	$1,011,671	$854,969	$—	$—

Investments at Cost	$—	$—	$1,999,175	$4,213,549

Foreign Currencies at Cost	$—	$—	$2,802	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$977,560	$890,751	$2,091,817	$4,248,039
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,281	2,323	6,664	3,329
Accumulated Net Realized Gain (Loss)	32,042	(38,091)	(90,709)	(652)
Deferred Thailand Capital Gains Tax	(2,072)	(570)	(1,832)	—
Net Unrealized Foreign Exchange Gain (Loss)	64	75	76	—
Net Unrealized Appreciation (Depreciation)	955,413	279,470	449,019	18,899

NET ASSETS	$1,966,288	$1,133,958	$2,455,035	$4,269,615

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	DFA Two-Year Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio
ASSETS:
Investments at Value (including $1,393,220, $0, $0 and $942,168 of securities on loan, respectively)	$3,771,558	$295,947	$988,415	$3,171,717
Temporary Cash Investments at Value & Cost	43,978	7,357	8,107	28,937
Collateral Received from Securities on Loan at Value & Cost	1,395,043	—	—	943,857
Foreign Currencies at Value	4	318	—	31
Cash	16	15	—	15
Receivables:
Interest	38,547	4,094	11,429	43,757
Securities Lending Income	120	—	—	94
Fund Shares Sold	3,971	264	1,179	2,772
Unrealized Gain on Forward Currency Contracts	7,608	221	—	1,098
Prepaid Expenses and Other Assets	53	21	21	36

Total Assets	5,260,898	308,237	1,009,151	4,192,314

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,395,043	—	—	943,857
Investment Securities Purchased	16,145	4,730	—	15,361
Fund Shares Redeemed	2,053	10	665	1,907
Due to Advisor	473	37	166	661
Forward Currency Contracts	—	—	—	2,755
Unrealized Loss on Forward Currency Contracts	728	—	—	6,734
Accrued Expenses and Other Liabilities	427	20	83	252

Total Liabilities	1,414,869	4,797	914	971,527

NET ASSETS	$3,846,029	$303,440	$1,008,237	$3,220,787

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $3,846,029; $303,440; $1,008,237 and $3,220,787 and shares outstanding of 374,426,564; 30,329,215; 92,315,819 and 285,848,266, respectively	$10.27	$10.00	$10.92	$11.27

NUMBER OF SHARES AUTHORIZED	2,000,000,000	300,000,000	500,000,000	1,500,000,000

Investments at Cost	$3,733,561	$291,974	$960,118	$2,989,151

Foreign Currencies at Cost	$4	$328	$—	$25

NET ASSETS CONSIST OF:
Paid-In Capital	$3,761,961	$299,175	$968,280	$2,997,967
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	35,357	(262)	4,029	51,072
Accumulated Net Realized Gain (Loss)	3,896	230	7,631	(5,372)
Net Unrealized Foreign Exchange Gain (Loss)	6,818	334	—	(5,452)
Net Unrealized Appreciation (Depreciation)	37,997	3,963	28,297	182,572

NET ASSETS	$3,846,029	$303,440	$1,008,237	$3,220,787

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Extended Quality Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
ASSETS:
Investments at Value	$1,455,951	$371,025	$762,660	$1,130,793	$203,859
Temporary Cash Investments at Value & Cost	13,952	5,637	5,189	31,146	4,098
Cash	—	1,249	1	—	—
Receivables:
Interest	20,658	4,739	4,182	14,817	2,717
Fund Shares Sold	1,383	760	2,441	773	216
Prepaid Expenses and Other Assets	21	5	29	29	8
Deferred Offering Costs	—	13	—	—	—

Total Assets	1,491,965	383,428	774,502	1,177,558	210,898

LIABILITIES:
Payables:
Investment Securities Purchased	7,073	4,583	—	8,637	—
Fund Shares Redeemed	506	303	268	389	74
Due to Advisor	122	31	62	194	35
Accrued Expenses and Other Liabilities	109	36	62	79	15

Total Liabilities	7,810	4,953	392	9,299	124

NET ASSETS	$1,484,155	$378,475	$774,110	$1,168,259	$210,774

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,484,155; $378,475; $774,110; $1,168,259 and $210,774 and shares outstanding of 120,610,863; 35,845,121; 70,674,107; 114,050,473 and 20,544,763, respectively	$12.31	$10.56	$10.95	$10.24	$10.26

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	500,000,000	500,000,000	300,000,000

Investments at Cost	$1,352,911	$359,936	$732,410	$1,112,922	$200,300

NET ASSETS CONSIST OF:
Paid-In Capital	$1,365,244	$366,048	$738,273	$1,148,598	$206,861
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	9,734	1,051	6,361	1,807	354
Accumulated Net Realized Gain (Loss)	6,137	287	(774)	(17)	—
Net Unrealized Appreciation (Depreciation)	103,040	11,089	30,250	17,871	3,559

NET ASSETS	$1,484,155	$378,475	$774,110	$1,168,259	$210,774

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	U.S. Large Company Portfolio*	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio
Investment Income
Dividends	$59,319	$70	$117,909	$15,053
Interest	102	1,745	134	174
Income from Securities Lending	2,885	—	10,208	2,833
Expenses Allocated from Affiliated Investment Company	(1,420)	—	(6,547)	—

Total Investment Income	60,886	1,815	121,704	18,060

Expenses
Investment Advisory Services Fees	—	52	—	1,129
Administrative Services Fees	2,248	237	7,521	2,823
Accounting & Transfer Agent Fees	58	32	108	161
S&P 500® Fees	—	3	—	—
Shareholder Servicing Fees —
Class R1 Shares	—	—	—	26
Class R2 Shares	—	—	—	5
Custodian Fees	—	5	—	49
Filing Fees	90	32	148	149
Shareholders’ Reports	114	18	250	94
Directors’/Trustees’ Fees & Expenses	47	—	97	31
Professional Fees	32	7	76	61
Other	29	20	64	132

Total Expenses	2,618	406	8,264	4,660
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(485)	—	—	—

Net Expenses	2,133	406	8,264	4,660

Net Investment Income (Loss)	58,753	1,409	113,440	13,400

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(177,354)	(24,217)	(2,244,299)	(80,571)
Futures	7,676	25,750	—	(823)
Foreign Currency Transactions	—	(1,379)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	354,409	2,720	2,728,048	244,441
Futures	(4,182)	1,705	—	(3)
Translation of Foreign Currency Denominated Amounts	—	39	—	—

Net Realized and Unrealized Gain (Loss)	180,549	4,618	483,749	163,044

Net Increase (Decrease) in Net Assets Resulting from Operations	$239,302	$6,027	$597,189	$176,444

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio
Investment Income
Dividends	$35,309	$32,271	$56,277	$15,402
Interest	31	125	229	70
Income from Securities Lending	4,728	2,723	5,784	2,521

Total Investment Income	40,068	35,119	62,290	17,993

Expenses
Investment Advisory Services Fees	6,898	2,668	5,833	2,766
Administrative Services Fees	14,851	—	—	—
Accounting & Transfer Agent Fees	472	212	377	133
Custodian Fees	85	48	72	41
Filing Fees	72	120	194	97
Shareholders’ Reports	352	45	102	50
Directors’/Trustees’ Fees & Expenses	—	40	69	21
Professional Fees	226	67	122	38
Other	553	190	341	114

Total Expenses	23,509	3,390	7,110	3,260

Net Investment Income (Loss)	16,559	31,729	55,180	14,733

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(373,304)	(60,672)	(38,804)	(80,019)
Futures	570	683	3,212	407
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	602,920	253,827	375,912	173,818
Futures	—	(2)	(1)	—

Net Realized and Unrealized Gain (Loss)	230,186	193,836	340,319	94,206

Net Increase (Decrease) in Net Assets Resulting from Operations	$246,745	$225,565	$395,499	$108,939

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio
Investment Income
Dividends	$20,994	$15,145	$19,025	$71,430
Interest	174	16	15	51
Income from Securities Lending	1,782	3,676	4,341	3,792

Total Investment Income	22,950	18,837	23,381	75,273

Expenses
Investment Advisory Services Fees	2,406	447	1,753	4,606
Administrative Services Fees	—	6,693	10,155	—
Accounting & Transfer Agent Fees	152	212	251	211
Custodian Fees	50	58	47	20
Filing Fees	201	132	68	97
Shareholders’ Reports	29	146	198	147
Directors’/Trustees’ Fees & Expenses	35	—	—	24
Professional Fees	45	91	113	69
Other	129	240	287	369

Total Expenses	3,047	8,019	12,872	5,543

Net Investment Income (Loss)	19,903	10,818	10,509	69,730

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	—	16,169
Net Realized Gain (Loss) on:
Investment Securities Sold	(41,654)	(68,079)	(190,350)	(106,626)
Futures	(854)	—	—	(1,065)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	211,836	284,014	168,490	92,786
Futures	(1)	—	—	(10)

Net Realized and Unrealized Gain (Loss)	169,327	215,935	(21,860)	1,254

Net Increase (Decrease) in Net Assets Resulting from Operations	$189,230	$226,753	$(11,351)	$70,984

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Large Cap International Portfolio	International Core Equity Portfolio	T.A. World ex U.S. Core Equity Portfolio	International Small Company Portfolio*
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $6,806, respectively)	—	—	—	$89,418
Interest	—	—	—	106
Income from Securities Lending	—	—	—	13,207
Expenses Allocated from Affiliated Investment Company	—	—	—	(5,258)

Total Net Investment Income Received from Affiliated Investment Companies	—	—	—	97,473

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $3,405, $7,233, $1,206, and $0, respectively)	$37,283	$81,517	$13,481	—
Interest	26	112	27	21
Income from Securities Lending	2,539	7,668	488	—

Total Fund Investment Income	39,848	89,297	13,996	21

Fund Expenses
Investment Advisory Services Fees	2,880	9,575	1,911	—
Administrative Services Fees	—	—	—	13,452
Accounting & Transfer Agent Fees	169	359	83	77
Custodian Fees	202	589	248	—
Filing Fees	88	187	63	107
Shareholders’ Reports	106	118	14	189
Directors’/Trustees’ Fees & Expenses	17	68	16	59
Professional Fees	53	118	35	36
Organizational & Offering Costs	—	—	17	—
Other	161	342	64	34

Total Expenses	3,676	11,356	2,451	13,954
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	135	—

Net Expenses	3,676	11,356	2,586	13,954

Net Investment Income (Loss)	36,172	77,941	11,410	83,540

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(150,602)	(83,575)	(8,990)	(110,040)
Futures	919	(2,556)	(660)	592
Foreign Currency Transactions	951	1,319	97	1,180
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	374,243	928,934	196,743	1,280,471
Futures	—	(15)	(1)	1
Translation of Foreign Currency Denominated Amounts	(64)	(108)	(31)	(297)
Change in Deferred Thailand Capital Gains Tax	—	—	(101)	—

Net Realized and Unrealized Gain (Loss)	225,447	843,999	187,057	1,171,907

Net Increase (Decrease) in Net Assets Resulting from Operations	$261,619	$921,940	$198,467	$1,255,447

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $142, $58, $0 and $358, respectively)	$1,899	$2,693	$989	$2,349
Interest	2	2	1	5
Income from Securities Lending	640	299	17	380
Expenses Allocated from Affiliated Investment Companies	(169)	(132)	(34)	(142)

Total Net Investment Income Received from Affiliated Investment Companies	2,372	2,862	973	2,592

Expenses
Administrative Services Fees	446	286	95	362
Accounting & Transfer Agent Fees	15	15	13	15
Filing Fees	18	20	15	22
Shareholders’ Reports	6	6	3	7
Directors’/Trustees’ Fees & Expenses	2	1	—	1
Professional Fees	2	3	2	2
Other	4	2	4	4

Total Expenses	493	333	132	413
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	4	(20)	11

Net Expenses	493	337	112	424

Net Investment Income (Loss)	1,879	2,525	861	2,168

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(14,110)	(8,877)	(2,247)	(7,421)
Futures	43	(89)	26	(137)
Foreign Currency Transactions	250	23	(10)	(49)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	37,328	52,469	9,569	37,449
Futures	—	—	—	(1)
Translation of Foreign Currency Denominated Amounts	(61)	29	(6)	24

Net Realized and Unrealized Gain (Loss)	23,450	43,555	7,332	29,865

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,329	$46,080	$8,193	$32,033

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio*	DFA International Small Cap Value Portfolio	International Vector Equity Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	$7,670	—	—
Dividends (Net of Foreign Taxes Withheld of $3,542, $0, $10,608 and $431, respectively)	$32,209	—	$142,769	$4,841
Interest	5	10	231	12
Income from Securities Lending	2,060	—	14,358	412

Total Investment Income	34,274	7,680	157,358	5,265

Expenses
Investment Advisory Services Fees	1,753	—	35,181	811
Administrative Services Fees	—	769	—	—
Accounting & Transfer Agent Fees	87	16	693	47
Custodian Fees	108	—	1,096	107
Filing Fees	66	31	121	16
Shareholders’ Reports	63	15	275	16
Directors’/Trustees’ Fees & Expenses	12	7	99	6
Professional Fees	20	7	254	7
Organizational & Offering Costs	—	33	—	35
Other	64	4	730	22

Total Expenses	2,173	882	38,449	1,067
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(706)	—	17

Net Expenses	2,173	176	38,449	1,084

Net Investment Income (Loss)	32,101	7,504	118,909	4,181

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(36,531)	(6,921)	(20,925)	(3,551)
Futures	234	—	(9,031)	(232)
Foreign Currency Transactions	185	—	(2,189)	(23)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	170,229	66,893	1,907,503	71,485
Futures	—	—	(28)	(1)
Translation of Foreign Currency Denominated Amounts	209	—	(469)	(11)

Net Realized and Unrealized Gain (Loss)	134,326	59,972	1,874,861	67,667

Net Increase (Decrease) in Net Assets Resulting from Operations	$166,427	$67,476	$1,993,770	$71,848

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $4,615, $1,814, $4,585 and $0, respectively)	$40,471	$19,964	$43,855	—
Interest	67	21	48	$50,479
Income from Securities Lending	3,108	2,129	4,061	—
Expenses Allocated from Affiliated Investment Companies	(3,138)	(2,578)	—	(1,302)

Total Investment Income	40,508	19,536	47,964	49,177

Expenses
Investment Advisory Services Fees	—	—	9,732	46
Administrative Services Fees	6,299	3,484	—	3,448
Accounting & Transfer Agent Fees	44	28	241	86
Custodian Fees	—	—	1,315	1
Filing Fees	63	58	152	183
Shareholders’ Reports	117	48	114	152
Directors’/Trustees’ Fees & Expenses	21	12	41	94
Professional Fees	17	8	103	72
Other	25	13	226	78

Total Expenses	6,586	3,651	11,924	4,160

Net Investment Income (Loss)	33,922	15,885	36,040	45,017

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	37,268	(15,114)	(25,567)	6,804
Futures	(2,712)	(630)	(873)	—
Foreign Currency Transactions	(28)	(178)	(297)	—
In-Kind Redemptions	17,805 **	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	592,684	522,143	981,322	30,261
Futures	(30)	(9)	(4)	—
Translation of Foreign Currency Denominated Amounts	196	168	33	—
Change in Deferred Thailand Capital Gains Tax	(1,264)	(785)	(1,800)	—

Net Realized and Unrealized Gain (Loss)	643,919	505,595	952,814	37,065

Net Increase (Decrease) in Net Assets Resulting from Operations	$677,841	$521,480	$988,854	$82,082

*	For the period November 1, 2008 to June 4, 2009 Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).
**	See Note M in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	DFA Two-Year Global Fixed Income Portfolio*	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio
Investment Income
Interest	$66,491	$6,472	$27,157	$84,414
Income from Securities Lending	39	—	—	160
Expenses Allocated from Affiliated Investment Company	(2,534)	—	—	—

Total Investment Income	63,996	6,472	27,157	84,574

Expenses
Investment Advisory Services Fees	41	318	2,022	7,617
Administrative Services Fees	3,169	—	—	—
Accounting & Transfer Agent Fees	80	51	147	406
Custodian Fees	13	18	11	184
Filing Fees	122	61	66	144
Shareholders’ Reports	156	6	56	158
Directors’/Trustees’ Fees & Expenses	86	6	24	73
Professional Fees	68	12	47	143
Organizational & Offering Costs	—	7	—	—
Other	78	27	144	400

Total Expenses	3,813	506	2,517	9,125

Net Investment Income (Loss)	60,183	5,966	24,640	75,449

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	25,365	384	27,247	19,184
Foreign Currency Transactions	25,954	(15,821)	—	49,631
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(6,521)	32,803	22,977	87,483
Translation of Foreign Currency Denominated Amounts	6,818	806	—	(3,992)

Net Realized and Unrealized Gain (Loss)	51,616	18,172	50,224	152,306

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,799	$24,138	$74,864	$227,755

*

For the period November 1, 2008 to October 16, 2009 Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Extended Quality Portfolio(a)	DFA Inflation- Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
Investment Income
Interest	$57,708	$5,679	$7,287	$23,118	$4,669

Total Investment Income	57,708	5,679	7,287	23,118	4,669

Expenses
Investment Advisory Services Fees	1,333	300	536	2,064	385
Accounting & Transfer Agent Fees	186	34	86	148	44
Custodian Fees	15	7	7	11	3
Filing Fees	114	21	79	70	17
Shareholders’ Reports	63	3	28	36	5
Directors’/Trustees’ Fees & Expenses	34	7	15	27	5
Professional Fees	61	6	23	46	10
Organizational & Offering Costs	—	27	—	—	—
Other	167	15	68	137	28

Total Expenses	1,973	420	842	2,539	497
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(87)	—	—	—

Net Expenses	1,973	333	842	2,539	497

Net Investment Income (Loss)	55,735	5,346	6,445	20,579	4,172

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	6,168	287	(774)	—	23
Change in Unrealized Appreciation (Depreciation) of Investment Securities	71,964	11,089	77,881	22,482	4,608

Net Realized and Unrealized Gain (Loss)	78,132	11,376	77,107	22,482	4,631

Net Increase (Decrease) in Net Assets Resulting from Operations	$133,867	$16,722	$83,552	$43,061	$8,803

(a)	The Portfolio commenced operations on March 4, 2009.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Company Portfolio			Enhanced U.S. Large Company Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$58,753	$61,569	$59,476	$1,409	$12,018	$9,767
Capital Gain Distributions Received from Affiliated Investment Company	—	—	—	—	8,681	26,075
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(177,354)	(104,970)	3,775	(24,217)	(11,592)	3,051
Futures	7,676	(17,555)	714	25,750	—	—
Foreign Currency Transactions	—	—	—	(1,379)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	354,409	(1,194,131)	164,399	2,720	(116,750)	(13,649)
Futures	(4,182)	521	(288)	1,705	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	39	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	239,302	(1,254,566)	228,076	6,027	(107,643)	25,244

Distributions From:
Net Investment Income:
Institutional Class Shares	(62,498)	(67,060)	(55,847)	(17,802)	(10,906)	(11,397)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(1,762)	(4,842)	(11,623)
Net Long-Term Gains:
Institutional Class Shares	—	—	—	—	(17,601)	(1,991)

Total Distributions	(62,498)	(67,060)	(55,847)	(19,564)	(33,349)	(25,011)

Capital Share Transactions (1):
Shares Issued	812,573	1,128,680	906,212	58,709 *	75,527	93,808
Shares Issued in Lieu of Cash Distributions	49,324	59,339	51,856	18,404	32,429	24,050
Shares Redeemed	(863,321)	(738,188)	(583,275)	(98,676)	(103,683)	(128,257)

Net Increase (Decrease) from Capital Share Transactions	(1,424)	449,831	374,793	(21,563)	4,273	(10,399)

Total Increase (Decrease) in Net Assets	175,380	(871,795)	547,022	(35,100)	(136,719)	(10,166)
Net Assets
Beginning of Period	2,544,038	3,415,833	2,868,811	200,331	337,050	347,216

End of Period	$2,719,418	$2,544,038	$3,415,833	$165,231	$200,331	$337,050

(1) Shares Issued and Redeemed:
Shares Issued	31,260	29,917	21,005	9,053	9,136	8,538
Shares Issued in Lieu of Cash Distributions	1,881	1,514	1,222	3,392	3,364	2,263
Shares Redeemed	(33,310)	(20,702)	(13,462)	(17,904)	(12,436)	(11,632)

Net Increase (Decrease) from Shares Issued and Redeemed	(169)	10,729	8,765	(5,459)	64	(831)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$7,113	$10,863	$16,354	$285	$15,378	$4

*	Includes $7,414 in capital contributions related to the liquidation of The Enhanced U.S. Large Company Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Cap Value Portfolio			U.S. Targeted Value Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$113,440	$119,241	$95,990	$13,400	$10,389	$3,886
Capital Gain Distributions Received from Affiliated Investment Company	—	—	—	—	—	26,668
Net Realized Gain (Loss) on:
Investment Securities Sold	(2,244,299)	— †	346,023 †	(80,571)	(2,137)	(2,825)
Futures	—	—	—	(823)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	2,728,048	(3,044,875)†	(554,415)†	244,441	(319,766)	(75,837)
Futures	—	—	—	(3)	3	—

Net Increase (Decrease) in Net Assets Resulting from Operations	597,189	(2,925,634)	(112,402)	176,444	(311,511)	(48,108)

Distributions From:
Net Investment Income:
Class R1 Shares	—	—	—	(424)	(351)	—
Class R2 Shares	—	—	—	(27)	(10)	—
Institutional Class Shares	(123,996)	(113,742)	(88,197)	(13,728)	(7,766)	(3,642)
Net Short-Term Gains:
Institutional Class Shares	(6,242)	(304)	(10,685)	—	—	(5,313)
Net Long-Term Gains:
Institutional Class Shares	—	(315,650)	(127,166)	—	(14,019)	(11,902)

Total Distributions	(130,238)	(429,696)	(226,048)	(14,179)	(22,146)	(20,857)

Capital Share Transactions (1):
Shares Issued	1,807,041	2,629,415	2,547,717	850,582	975,465	500,717 *
Shares Issued in Lieu of Cash Distributions	117,409	398,086	203,411	13,641	21,294	18,152
Shares Redeemed	(1,858,197)	(1,877,275)	(1,287,212)	(425,490)	(335,145)	(110,437)

Net Increase (Decrease) from Capital Share Transactions	66,253	1,150,226	1,463,916	438,733	661,614	408,432

Total Increase (Decrease) in Net Assets	533,204	(2,205,104)	1,125,466	600,998	327,957	339,467
Net Assets
Beginning of Period	5,330,448	7,535,552	6,410,086	882,762	554,805	215,338

End of Period	$5,863,652	$5,330,448	$7,535,552	$1,483,760	$882,762	$554,805

(1) Shares Issued and Redeemed:
Shares Issued	140,615	131,947	97,946	88,462	71,448	28,579
Shares Issued in Lieu of Cash Distributions	10,018	17,729	8,025	1,442	1,447	1,060
Shares Redeemed	(145,245)	(92,441)	(50,063)	(44,353)	(25,199)	(6,247)

Net Increase (Decrease) from Shares Issued and Redeemed	5,388	57,235	55,908	45,551	47,696	23,392

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$13,540	$25,004	$23,690	$1,308	$2,098	$794

*	Includes $6,246 in capital contributions related to the liquidation of The U.S. Targeted Value Series. See Organization note within the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Small Cap Value Portfolio			U.S. Core Equity 1 Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$16,559	$60,650	$92,097	$31,729	$22,840	$14,928
Capital Gain Distributions Received from Affiliated Investment Company	—	1,046,424	875,446	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(373,304)	(209,110)	(37,370)	(60,672)	(19,218)	(3,304)
Futures	570	—	—	683	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	602,920	(3,538,529)	(1,754,043)	253,827	(553,125)	15,592
Futures	—	—	—	(2)	2	—

Net Increase (Decrease) in Net Assets Resulting from Operations	246,745	(2,640,565)	(823,870)	225,565	(549,501)	27,216

Distributions From:
Net Investment Income:
Institutional Class Shares	(69,882)	(74,354)	(85,546)	(31,598)	(22,927)	(14,899)
Net Short-Term Gains:
Institutional Class Shares	—	—	(72,477)	—	—	(578)
Net Long-Term Gains:
Institutional Class Shares	—	(746,639)	(592,599)	—	—	(1,040)

Total Distributions	(69,882)	(820,993)	(750,622)	(31,598)	(22,927)	(16,517)

Capital Share Transactions (1):
Shares Issued	1,293,768 *	1,857,448	2,756,160	1,158,480	1,087,323	609,131
Shares Issued in Lieu of Cash Distributions	67,125	798,952	722,554	30,660	21,544	16,079
Shares Redeemed	(1,372,042)	(2,493,743)	(1,839,654)	(714,086)	(425,908)	(78,148)

Net Increase (Decrease) from Capital Share Transactions	(11,149)	162,657	1,639,060	475,054	682,959	547,062

Total Increase (Decrease) in Net Assets	165,714	(3,298,901)	64,568	669,021	110,531	557,761
Net Assets
Beginning of Period	5,503,945	8,802,846	8,738,278	1,320,562	1,210,031	652,270

End of Period	$5,669,659	$5,503,945	$8,802,846	$1,989,583	$1,320,562	$1,210,031

(1) Shares Issued and Redeemed:
Shares Issued	72,979	84,519	93,005	160,998	107,874	50,720
Shares Issued in Lieu of Cash Distributions	4,580	34,137	24,691	4,155	2,264	1,371
Shares Redeemed	(94,264)	(113,726)	(62,068)	(101,230)	(43,396)	(6,544)

Net Increase (Decrease) from Shares Issued and Redeemed	(16,705)	4,930	55,628	63,923	66,742	45,547

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,918	$31,701	$8,847	$373	$257	$344

*	Includes $28,400 in capital contributions related to the liquidation of The U.S. Small Cap Value Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Core Equity 2 Portfolio			U.S. Vector Equity Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,180	$47,930	$34,532	$14,733	$15,482	$9,503
Net Realized Gain (Loss) on:
Investment Securities Sold	(38,804)	(45,734)	(15,734)	(80,019)	(13,893)	(1,810)
Futures	3,212	—	—	407	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	375,912	(1,104,305)	(32,306)	173,818	(400,041)	(41,111)
Futures	(1)	1	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	395,499	(1,102,108)	(13,508)	108,939	(398,452)	(33,418)

Distributions From:
Net Investment Income:
Institutional Class Shares	(55,009)	(48,004)	(34,490)	(16,454)	(14,964)	(7,650)
Net Short-Term Gains:
Institutional Class Shares	—	—	(1,625)	—	—	(6,329)
Net Long-Term Gains:
Institutional Class Shares	—	—	(1,516)	—	—	—

Total Distributions	(55,009)	(48,004)	(37,631)	(16,454)	(14,964)	(13,979)

Capital Share Transactions (1):
Shares Issued	1,847,067	1,647,226	2,019,061	508,175	599,481	689,895
Shares Issued in Lieu of Cash Distributions	54,122	47,199	37,027	16,189	14,671	13,800
Shares Redeemed	(938,382)	(982,705)	(281,839)	(289,358)	(309,855)	(99,868)

Net Increase (Decrease) from Capital Share Transactions	962,807	711,720	1,774,249	235,006	304,297	603,827

Total Increase (Decrease) in Net Assets	1,303,297	(438,392)	1,723,110	327,491	(109,119)	556,430
Net Assets
Beginning of Period	2,501,028	2,939,420	1,216,310	850,623	959,742	403,312

End of Period	$3,804,325	$2,501,028	$2,939,420	$1,178,114	$850,623	$959,742

(1) Shares Issued and Redeemed:
Shares Issued	258,455	166,628	165,360	74,700	59,904	57,308
Shares Issued in Lieu of Cash Distributions	7,485	5,013	3,137	2,427	1,411	1,170
Shares Redeemed	(135,979)	(97,859)	(23,138)	(44,108)	(31,898)	(8,342)

Net Increase (Decrease) from Shares Issued and Redeemed	129,961	73,782	145,359	33,019	29,417	50,136

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$698	$399	$473	$1,895	$3,637	$3,119

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio			U.S. Small Cap Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period Oct. 4, 2007(a) to Nov. 30 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,903	$6,271	$167	$10,818	$21,360	$33,291
Capital Gain Distributions Received from Affiliated Investment Company	—	—	—	—	243,531	216,208
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(41,654)	(7,078)	(310)	(68,079)	(116,947)	2,061
Futures	(854)	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	211,836	(179,572)	(1,432)	284,014	(1,073,797)	(321,609)
Futures	(1)	1	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	189,230	(180,378)	(1,575)	226,753	(925,853)	(70,049)

Distributions From:
Net Investment Income:
Institutional Class Shares	(18,642)	(4,648)	—	(26,412)	(26,222)	(32,047)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	—	(8,922)	(34,803)
Net Long-Term Gains:
Institutional Class Shares	—	—	—	—	(173,725)	(134,723)

Total Distributions	(18,642)	(4,648)	—	(26,412)	(208,869)	(201,573)

Capital Share Transactions (1):
Shares Issued	1,195,628	995,838	120,639	877,915 *	937,947	727,472
Shares Issued in Lieu of Cash Distributions	18,449	4,587	—	24,690	204,052	197,467
Shares Redeemed	(524,944)	(336,741)	(12,557)	(647,794)	(1,225,521)	(665,423)

Net Increase (Decrease) from Capital Share Transactions	689,133	663,684	108,082	254,811	(83,522)	259,516

Total Increase (Decrease) in Net Assets	859,721	478,658	106,507	455,152	(1,218,244)	(12,106)
Net Assets
Beginning of Period	585,165	106,507	—	2,066,849	3,285,093	3,297,199

End of Period	$1,444,886	$585,165	$106,507	$2,522,001	$2,066,849	$3,285,093

(1) Shares Issued and Redeemed:
Shares Issued	209,711	125,252	12,664	67,035	54,875	33,265
Shares Issued in Lieu of Cash Distributions	3,194	543	—	2,058	10,771	9,289
Shares Redeemed	(94,288)	(44,316)	(1,335)	(54,475)	(70,022)	(30,180)

Net Increase (Decrease) from Shares Issued and Redeemed	118,617	81,479	11,329	14,618	(4,376)	12,374

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,080	$1,827	$173	$3,780	$7,754	$3,498

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

*	Includes $8,355 in capital contributions related to the liquidation of The U.S. Small Cap Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Micro Cap Portfolio			DFA Real Estate Securities Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$10,509	$33,434	$45,400	$69,730	$68,746	$57,485
Capital Gain Distributions Received from:
Affiliated Investment Company	—	379,091	436,439	—	—	—
Investment Securities	—	—	—	16,169	42,861	41,558
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(190,350)	(130,372)	(3,367)	(106,626)	(142,397)	181,105
Futures	—	—	—	(1,065)	(1,472)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	168,490	(1,674,701)	(655,320)	92,786	(893,193)	(762,357)
Futures	—	—	—	(10)	10	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,351)	(1,392,548)	(176,848)	70,984	(925,445)	(482,209)

Distributions From:
Net Investment Income:
Institutional Class Shares	(57,816)	(42,596)	(40,532)	(95,934)	(31,389)	(62,692)
Net Short-Term Gains:
Institutional Class Shares	—	(40,254)	(62,657)	—	(3,305)	(2,939)
Net Long-Term Gains:
Institutional Class Shares	—	(350,779)	(324,224)	—	(200,903)	(70,533)

Total Distributions	(57,816)	(433,629)	(427,413)	(95,934)	(235,597)	(136,164)

Capital Share Transactions (1):
Shares Issued	588,720 *	799,061	1,088,866	760,871	946,371	1,093,839
Shares Issued in Lieu of Cash Distributions	56,003	425,522	415,408	93,552	232,037	133,705
Shares Redeemed	(681,416)	(1,174,552)	(1,023,645)	(557,875)	(941,862)	(774,740)

Net Increase (Decrease) from Capital Share Transactions	(36,693)	50,031	480,629	296,548	236,546	452,804

Total Increase (Decrease) in Net Assets	(105,860)	(1,776,146)	(123,632)	271,598	(924,496)	(165,569)
Net Assets
Beginning of Period	2,924,225	4,700,371	4,824,003	1,746,961	2,671,457	2,837,026

End of Period	$2,818,365	$2,924,225	$4,700,371	$2,018,559	$1,746,961	$2,671,457

(1) Shares Issued and Redeemed:
Shares Issued	53,716	65,963	68,282	61,585	41,914	34,996
Shares Issued in Lieu of Cash Distributions	6,981	32,229	26,806	7,388	9,889	4,257
Shares Redeemed	(84,421)	(97,545)	(64,141)	(45,050)	(41,934)	(24,958)

Net Increase (Decrease) from Shares Issued and Redeemed	(23,724)	647	30,947	23,923	9,869	14,295

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,100	$36,069	$6,812	$8,197	$34,213	$161

*	Includes $11,529 in capital contributions related to the liquidation of The U.S. Micro Cap Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio			International Core Equity Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$36,172	$56,577	$51,732	$77,941	$76,838	$39,035
Net Realized Gain (Loss) on:
Investment Securities Sold	(150,602)	(19,013)	37,442	(83,575)	(11,335)	24,982
Futures	919	—	—	(2,556)	—	—
Foreign Currency Transactions	951	(1,346)	174	1,319	(911)	105
In-Kind Redemptions	—	14,987 *	—	—	7,590 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	374,243	(1,012,012)	231,080	928,934	(1,484,029)	105,889
Futures	—	—	—	(15)	15	—
Translation of Foreign Currency Denominated Amounts	(64)	65	(44)	(108)	73	59

Net Increase (Decrease) in Net Assets Resulting from Operations	261,619	(960,742)	320,384	921,940	(1,411,759)	170,070

Distributions From:
Net Investment Income:
Institutional Class Shares	(32,286)	(53,392)	(51,063)	(77,469)	(76,637)	(38,518)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	—	(7,592)	(2,252)
Net Long-Term Gains:
Institutional Class Shares	—	(28,968)	—	—	(17,164)	(205)

Total Distributions	(32,286)	(82,360)	(51,063)	(77,469)	(101,393)	(40,975)

Capital Share Transactions (1):
Shares Issued	380,682	534,434	529,554	1,709,907	1,729,052	1,460,555
Shares Issued in Lieu of Cash Distributions	31,081	78,686	47,880	75,441	97,113	39,306
Shares Redeemed	(483,605)	(587,338)*	(295,814)	(911,026)	(674,151)*	(137,846)

Net Increase (Decrease) from Capital Share Transactions	(71,842)	25,782	281,620	874,322	1,152,014	1,362,015

Total Increase (Decrease) in Net Assets	157,491	(1,017,320)	550,941	1,718,793	(361,138)	1,491,110
Net Assets
Beginning of Period	1,206,860	2,224,180	1,673,239	1,981,049	2,342,187	851,077

End of Period	$1,364,351	$1,206,860	$2,224,180	$3,699,842	$1,981,049	$2,342,187

(1) Shares Issued and Redeemed:
Shares Issued	26,226	24,768	20,502	227,407	156,232	103,681
Shares Issued in Lieu of Cash Distributions	2,085	3,394	1,862	9,039	8,456	2,819
Shares Redeemed	(34,086)	(28,525)	(11,428)	(123,941)	(62,282)	(9,741)

Net Increase (Decrease) from Shares Issued and Redeemed	(5,775)	(363)	10,936	112,505	102,406	96,759

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$5,593	$449	$(1,254)	$2,148	$(485)	$1,609

*	See Note M in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	T.A. World ex U.S. Core Equity Portfolio		International Small Company Portfolio
	Year Ended Oct. 31, 2009	Period Mar. 6, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$11,410	$2,171	$83,540	$131,960	$108,657
Net Realized Gain (Loss) on:
Investment Securities Sold	(8,990)	(2,290)	(110,040)	(120,455)	331,045
Futures	(660)	—	592	(569)	—
Foreign Currency Transactions	97	6	1,180	(3,640)	1,035
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	196,743	(87,743)	1,280,471	(2,759,513)	162,772
Futures	(1)	1	1	(1)	—
Translation of Foreign Currency Denominated Amounts	(31)	56	(297)	188	160
Change in Deferred Thailand Capital Gains Tax	(101)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	198,467	(87,799)	1,255,447	(2,752,030)	603,669

Distributions From:
Net Investment Income:
Institutional Class Shares	(10,761)	(1,192)	(81,118)	(132,809)	(114,210)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(36,135)	(28,033)
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(278,291)	(129,328)

Total Distributions	(10,761)	(1,192)	(81,118)	(447,235)	(271,571)

Capital Share Transactions (1):
Shares Issued	495,969	408,243	890,444	1,327,412	1,085,538
Shares Issued in Lieu of Cash Distributions	10,580	1,155	77,147	430,141	258,985
Shares Redeemed	(253,845)	(92,089)	(956,429)	(1,071,124)	(625,483)

Net Increase (Decrease) from Capital Share Transactions	252,704	317,309	11,162	686,429	719,040

Total Increase (Decrease) in Net Assets	440,410	228,318	1,185,491	(2,512,836)	1,051,138
Net Assets
Beginning of Period	228,318	—	3,084,373	5,597,209	4,546,071

End of Period	$668,728	$228,318	$4,269,864	$3,084,373	$5,597,209

(1) Shares Issued and Redeemed:
Shares Issued	85,214	51,464	81,822	83,183	52,082
Shares Issued in Lieu of Cash Distributions	1,589	124	6,961	24,110	13,230
Shares Redeemed	(43,612)	(12,532)	(89,990)	(70,097)	(30,074)

Net Increase (Decrease) from Shares Issued and Redeemed	43,191	39,056	(1,207)	37,196	35,238

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,772	$1,014	$13,949	$8,898	$6,151

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Japanese Small Company Portfolio			Asia Pacific Small Company Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,879	$3,548	$3,072	$2,525	$4,300	$3,553
Net Realized Gain (Loss) on:
Investment Securities Sold	(14,110)	(22,824)	(7,840)	(8,877)	(21,574)	4,912
Futures	43	(10)	—	(89)	(34)	—
Foreign Currency Transactions	250	(46)	(35)	23	(193)	93
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	37,328	(35,124)	365	52,469	(69,553)	32,175
Translation of Foreign Currency Denominated Amounts	(61)	60	19	29	(15)	(2)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,329	(54,396)	(4,419)	46,080	(87,069)	40,731

Distributions From:
Net Investment Income:
Institutional Class Shares	(2,426)	(3,574)	(2,759)	(2,724)	(4,433)	(3,089)

Total Distributions	(2,426)	(3,574)	(2,759)	(2,724)	(4,433)	(3,089)

Capital Share Transactions (1):
Shares Issued	18,298	32,726	102,980	18,265	51,749	58,296
Shares Issued in Lieu of Cash Distributions	2,219	3,367	2,746	2,398	4,090	3,008
Shares Redeemed	(62,735)	(43,830)	(68,425)	(26,210)	(46,600)	(24,176)

Net Increase (Decrease) from Capital Share Transactions	(42,218)	(7,737)	37,301	(5,547)	9,239	37,128

Total Increase (Decrease) in Net Assets	(19,315)	(65,707)	30,123	37,809	(82,263)	74,770
Net Assets
Beginning of Period	133,373	199,080	168,957	64,044	146,307	71,537

End of Period	$114,058	$133,373	$199,080	$101,853	$64,044	$146,307

(1) Shares Issued and Redeemed:
Shares Issued	1,589	2,312	5,861	1,318	2,384	2,409
Shares Issued in Lieu of Cash Distributions	174	220	157	196	168	131
Shares Redeemed	(4,937)	(3,276)	(3,939)	(2,055)	(2,157)	(979)

Net Increase (Decrease) from Shares Issued and Redeemed	(3,174)	(744)	2,079	(541)	395	1,561

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$665	$964	$894	$246	$412	$621

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio			Continental Small Company Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$861	$1,182	$899	$2,168	$4,234	$2,554
Net Realized Gain (Loss) on:
Investment Securities Sold	(2,247)	(771)	1,545	(7,421)	(16,519)	7,620
Futures	26	—	—	(137)	(16)	—
Foreign Currency Transactions	(10)	(77)	13	(49)	(16)	39
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	9,569	(24,744)	(2,123)	37,449	(81,292)	4,064
Futures	—	—	—	(1)	1	—
Translation of Foreign Currency Denominated Amounts	(6)	11	—	24	(30)	10

Net Increase (Decrease) in Net Assets Resulting from Operations	8,193	(24,399)	334	32,033	(93,638)	14,287

Distributions From:
Net Investment Income:
Institutional Class Shares	(658)	(1,104)	(1,097)	(2,087)	(3,979)	(2,638)
Return of Capital	—	(19)	—	—	(97)	—
Net Short-Term Gains:
Institutional Class Shares	—	(123)	(217)	—	(347)	(549)
Net Long-Term Gains:
Institutional Class Shares	—	(1,311)	(1,092)	—	(6,764)	(1,842)

Total Distributions	(658)	(2,557)	(2,406)	(2,087)	(11,187)	(5,029)

Capital Share Transactions (1):
Shares Issued	4,137	25,474	11,009	14,850	72,836	94,168
Shares Issued in Lieu of Cash Distributions	556	2,517	2,404	1,874	10,871	4,921
Shares Redeemed	(10,248)	(12,291)	(6,010)	(29,732)	(55,803)	(27,699)

Net Increase (Decrease) from Capital Share Transactions	(5,555)	15,700	7,403	(13,008)	27,904	71,390

Total Increase (Decrease) in Net Assets	1,980	(11,256)	5,331	16,938	(76,921)	80,648
Net Assets
Beginning of Period	25,883	37,139	31,808	93,988	170,909	90,261

End of Period	$27,863	$25,883	$37,139	$110,926	$93,988	$170,909

(1) Shares Issued and Redeemed:
Shares Issued	288	1,087	327	1,344	3,830	4,007
Shares Issued in Lieu of Cash Distributions	36	96	74	148	539	227
Shares Redeemed	(733)	(556)	(179)	(2,868)	(3,056)	(1,195)

Net Increase (Decrease) from Shares Issued and Redeemed	(409)	627	222	(1,376)	1,313	3,039

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$171	$(41)	$(171)	$(12)	$(43)	$(198)

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio			DFA Global Real Estate Securities Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period June 4, 2008(a) to Oct. 31, 2008
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$32,101	$22,511	$4,578	$7,504	$(10)
Net Realized Gain (Loss) on:
Investment Securities Sold	(36,531)	(13,579)	(3)	(6,921)	(280)
Futures	234	—	—	—	—
Foreign Currency Transactions	185	(521)	9	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	170,229	(363,676)	(25,701)	66,893	(34,668)
Translation of Foreign Currency Denominated Amounts	209	(124)	14	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	166,427	(355,389)	(21,103)	67,476	(34,958)

Distributions From:
Net Investment Income:
Institutional Class Shares	(11,227)	(19,783)	(2,361)	(2,346)	—
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(24)	—

Total Distributions	(11,227)	(19,783)	(2,361)	(2,370)	—

Capital Share Transactions (1):
Shares Issued	331,853	580,235	375,453	345,457	144,246
Shares Issued in Lieu of Cash Distributions	11,113	19,359	2,263	2,351	—
Shares Redeemed	(150,317)	(166,782)	(17,412)	(71,084)	(18,616)

Net Increase (Decrease) from Capital Share Transactions	192,649	432,812	360,304	276,724	125,630

Total Increase (Decrease) in Net Assets	347,849	57,640	336,840	341,830	90,672
Net Assets
Beginning of Period	394,480	336,840	—	90,672	—

End of Period	$742,329	$394,480	$336,840	$432,502	$90,672

(1) Shares Issued and Redeemed:
Shares Issued	82,981	81,466	37,594	62,358	17,468
Shares Issued in Lieu of Cash Distributions	3,104	2,444	239	445	—
Shares Redeemed	(38,756)	(25,570)	(1,821)	(13,777)	(2,460)

Net Increase (Decrease) from Shares Issued and Redeemed	47,329	58,340	36,012	49,026	15,008

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$24,078	$4,089	$1,877	$4,918	$6

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Small Cap Value Portfolio			International Vector Equity Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Aug. 14, 2008(a) to Oct. 31, 2008
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$118,909	$222,701	$162,639	$4,181	$246
Net Realized Gain (Loss) on:
Investment Securities Sold	(20,925)	28,945	682,920	(3,551)	(27)
Futures	(9,031)	(1,804)	—	(232)	—
Foreign Currency Transactions	(2,189)	(3,478)	3,452	(23)	(19)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,907,503	(4,209,886)	(197,398)	71,485	(16,902)
Futures	(28)	28	—	(1)	1
Translation of Foreign Currency Denominated Amounts	(469)	112	46	(11)	15

Net Increase (Decrease) in Net Assets Resulting from Operations	1,993,770	(3,963,382)	651,659	71,848	(16,686)

Distributions From:
Net Investment Income:
Institutional Class Shares	(105,935)	(245,481)	(179,161)	(3,671)	—
Net Short-Term Gains:
Institutional Class Shares	—	(65,513)	(22,039)	—	—
Net Long-Term Gains:
Institutional Class Shares	(25,433)	(533,622)	(365,355)	—	—

Total Distributions	(131,368)	(844,616)	(566,555)	(3,671)	—

Capital Share Transactions (1):
Shares Issued	1,516,998	2,492,365	2,243,987	203,871	88,814
Shares Issued in Lieu of Cash Distributions	123,396	812,456	539,597	3,533	—
Shares Redeemed	(1,442,587)	(1,877,934)	(1,420,896)	(79,811)	(5,354)

Net Increase (Decrease) from Capital Share Transactions	197,807	1,426,887	1,362,688	127,593	83,460

Total Increase (Decrease) in Net Assets	2,060,209	(3,381,111)	1,447,792	195,770	66,774
Net Assets
Beginning of Period	4,799,748	8,180,859	6,733,067	66,774	—

End of Period	$6,859,957	$4,799,748	$8,180,859	$262,544	$66,774

(1) Shares Issued and Redeemed:
Shares Issued	132,410	143,771	98,177	30,203	10,648
Shares Issued in Lieu of Cash Distributions	10,640	43,511	25,571	455	—
Shares Redeemed	(126,703)	(114,727)	(62,812)	(12,091)	(741)

Net Increase (Decrease) from Shares Issued and Redeemed	16,347	72,555	60,936	18,567	9,907

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$11,837	$681	$33,083	$715	$232

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio			Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$33,922	$65,186	$61,164	$15,885	$27,317	$17,268
Net Realized Gain (Loss) on:
Investment Securities Sold	37,268	25,666	138,572	(15,114)	(21,877)	98,170
Futures	(2,712)	(348)	—	(630)	(404)	—
Foreign Currency Transactions	(28)	(820)	(116)	(178)	(1,270)	(319)
In-Kind Redemptions	17,805 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	592,684	(1,562,393)	809,069	522,143	(754,950)	268,054
Futures	(30)	30	—	(9)	9	—
Translation of Foreign Currency Denominated Amounts	196	(130)	(26)	168	(175)	74
Change in Deferred Thailand Capital Gains Tax	(1,264)	2,600	(825)	(785)	1,394	(451)

Net Increase (Decrease) in Net Assets Resulting from Operations	677,841	(1,470,209)	1,007,838	521,480	(749,956)	382,796

Distributions From:
Net Investment Income:
Institutional Class Shares	(33,127)	(63,916)	(50,360)	(16,832)	(24,950)	(13,632)
Net Short-Term Gains:
Institutional Class Shares	—	(855)	—	—	(7,087)	(5,938)
Net Long-Term Gains:
Institutional Class Shares	(20,948)	(126,608)	(14,375)	—	(83,694)	(46,706)

Total Distributions	(54,075)	(191,379)	(64,735)	(16,832)	(115,731)	(66,276)

Capital Share Transactions (1):
Shares Issued	448,802	564,637	654,824	278,046	293,300	507,036
Shares Issued in Lieu of Cash Distributions	48,701	160,500	52,208	15,192	95,251	60,107
Shares Redeemed	(663,241)*	(943,731)	(606,683)	(211,257)	(433,687)	(264,459)

Net Increase (Decrease) from Capital Share Transactions	(165,738)	(218,594)	100,349	81,981	(45,136)	302,684

Total Increase (Decrease) in Net Assets	458,028	(1,880,182)	1,043,452	586,629	(910,823)	619,204
Net Assets
Beginning of Period	1,508,260	3,388,442	2,344,990	547,329	1,458,152	838,948

End of Period	$1,966,288	$1,508,260	$3,388,442	$1,133,958	$547,329	$1,458,152

(1) Shares Issued and Redeemed:
Shares Issued	23,617	20,801	21,863	23,468	17,412	23,711
Shares Issued in Lieu of Cash Distributions	2,705	5,181	1,846	1,244	4,649	3,382
Shares Redeemed	(36,851)	(33,697)	(19,853)	(18,390)	(24,805)	(12,406)

Net Increase (Decrease) from Shares Issued and Redeemed	(10,529)	(7,715)	3,856	6,322	(2,744)	14,687

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,281	$5,826	$10,896	$2,323	$3,451	$2,393

*	See Note M in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core Equity Portfolio				DFA One-Year Fixed Income Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$36,040	$42,186 $		24,655	$45,017	$102,695	$149,623
Net Realized Gain (Loss) on:
Investment Securities Sold	(25,567)	(64,050)		7,602	6,804	—	—
Futures	(873)	—		—	—	—	—
Foreign Currency Transactions	(297)	(1,282)		(348)	—	—	—
In-Kind Redemptions	—	1,902	*	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	981,322	(1,113,650)		426,503	30,261	(14,362)†	2,923 †
Futures	(4)	4		—	—	—	—
Translation of Foreign Currency Denominated Amounts	33	30		(1)	—	—	—
Change in Deferred Thailand Capital Gains Tax	(1,800)	1,150		(772)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	988,854	(1,133,710)		457,639	82,082	88,333	152,546

Distributions From:
Net Investment Income:
Institutional Class Shares	(29,028)	(40,942)		(23,343)	(72,237)	(102,391)	(149,471)
Return of Capital	—	(204)		—	—	—	—
Net Short-Term Gains:
Institutional Class Shares	—	(1,827)		(1,657)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	(5,265)		(1,602)	—	—	—

Total Distributions	(29,028)	(48,238)		(26,602)	(72,237)	(102,391)	(149,471)

Capital Share Transactions (1):
Shares Issued	935,028	940,532		857,837	2,452,200 **	1,593,555	2,045,675
Shares Issued in Lieu of Cash Distributions	27,561	47,045		25,903	70,060	100,257	146,025
Shares Redeemed	(622,906)	(479,569	)*	(307,447)	(1,456,910)	(1,714,911)	(1,383,749)

Net Increase (Decrease) from Capital Share Transactions	339,683	508,008		576,293	1,065,350	(21,099)	807,951

Total Increase (Decrease) in Net Assets	1,299,509	(673,940)		1,007,330	1,075,195	(35,157)	811,026
Net Assets
Beginning of Period	1,155,526	1,829,466		822,136	3,194,420	3,229,577	2,418,551

End of Period	$2,455,035	$1,155,526		$1,829,466	$4,269,615	$3,194,420	$3,229,577

(1) Shares Issued and Redeemed:
Shares Issued	84,048	59,236		46,855	234,250	156,545	200,504
Shares Issued in Lieu of Cash Distributions	2,073	3,094		1,454	6,837	9,865	14,346
Shares Redeemed	(54,153)	(31,680)		(16,331)	(141,838)	(168,625)	(135,669)

Net Increase (Decrease) from Shares Issued and Redeemed	31,968	30,650		31,978	99,249	(2,215)	79,181

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$6,664	$(45	) $	(11)	$3,329	$9,703	$545

*	See Note M in the Notes to Financial Statements.
**	Includes $42,141 in capital contributions related to the liquidation of The DFA One-Year Fixed Income Series. See Organization note within the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Two-Year Global Fixed Income Portfolio			DFA Selectively Hedged Global Fixed Income Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Jan. 9, 2008(a) to Oct. 31, 2008
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$60,183	$120,570	$71,628	$5,966	$5,310
Net Realized Gain (Loss) on:
Investment Securities Sold	25,365	—	—	384	84
Foreign Currency Transactions	25,954	—	—	(15,821)	(7,531)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(6,521)	(29,349)†	64,546 †	32,803	(28,840)
Translation of Foreign Currency Denominated Amounts	6,818	—	—	806	(472)

Net Increase (Decrease) in Net Assets Resulting from Operations	111,799	91,221	136,174	24,138	(31,449)

Distributions From:
Net Investment Income:
Institutional Class Shares	(137,717)	(99,225)	(78,938)	—	—
Return of Capital	—	—	—	—	(68)
Net Short-Term Gains:
Institutional Class Shares	—	(300)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	(299)	—	—	—

Total Distributions	(137,717)	(99,824)	(78,938)	—	(68)

Capital Share Transactions (1):
Shares Issued	1,712,693 *	860,433	1,087,521	137,279	300,770
Shares Issued in Lieu of Cash Distributions	135,759	98,963	78,258	—	68
Shares Redeemed	(1,101,490)	(923,706)	(548,739)	(56,142)	(71,156)

Net Increase (Decrease) from Capital Share Transactions	746,962	35,690	617,040	81,137	229,682

Total Increase (Decrease) in Net Assets	721,044	27,087	674,276	105,275	198,165
Net Assets
Beginning of Period	3,124,985	3,097,898	2,423,622	198,165	—

End of Period	$3,846,029	$3,124,985	$3,097,898	$303,440	$198,165

(1) Shares Issued and Redeemed:
Shares Issued	166,814	83,111	105,633	14,290	29,751
Shares Issued in Lieu of Cash Distributions	13,402	9,614	7,641	—	7
Shares Redeemed	(107,449)	(89,218)	(53,359)	(6,214)	(7,505)

Net Increase (Decrease) from Shares Issued and Redeemed	72,767	3,507	59,915	8,076	22,253

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$35,357	$78,106	$206	$(262)	$4

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

*	Includes $3,286 in capital contributions related to the liquidation of The DFA Two-Year Global Fixed Income Series. See Organization note within the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Five-Year Government Portfolio			DFA Five-Year Global Fixed Income Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$24,640	$30,580	$51,637	$75,449	$83,061	$87,390
Net Realized Gain (Loss) on:
Investment Securities Sold	27,247	2,704	—	19,184	(7,737)	(13,531)
Foreign Currency Transactions	—	—	—	49,631	(17,965)	(29,264)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	22,977	4,964	645	87,483	8,004	31,164
Translation of Foreign Currency Denominated Amounts	—	—	—	(3,992)	(14,921)	67,297

Net Increase (Decrease) in Net Assets Resulting from Operations	74,864	38,248	52,282	227,755	50,442	143,056

Distributions From:
Net Investment Income:
Institutional Class Shares	(25,750)	(38,626)	(49,378)	(61,945)	(96,473)	(60,967)
Return of Capital	—	—	—	—	(5,349)	—

Total Distributions	(25,750)	(38,626)	(49,378)	(61,945)	(101,822)	(60,967)

Capital Share Transactions (1):
Shares Issued	312,955	358,924	467,057	1,025,996	1,006,419	1,355,752
Shares Issued in Lieu of Cash Distributions	24,243	37,437	48,237	57,682	96,878	58,427
Shares Redeemed	(493,112)	(497,555)	(233,710)	(1,347,958)	(1,217,579)	(399,133)

Net Increase (Decrease) from Capital Share Transactions	(155,914)	(101,194)	281,584	(264,280)	(114,282)	1,015,046

Total Increase (Decrease) in Net Assets	(106,800)	(101,572)	284,488	(98,470)	(165,662)	1,097,135
Net Assets
Beginning of Period	1,115,037	1,216,609	932,121	3,319,257	3,484,919	2,387,784

End of Period	$1,008,237	$1,115,037	$1,216,609	$3,220,787	$3,319,257	$3,484,919

(1) Shares Issued and Redeemed:
Shares Issued	28,916	34,739	44,986	92,928	93,497	126,584
Shares Issued in Lieu of Cash Distributions	2,254	3,640	4,674	5,258	9,019	5,452
Shares Redeemed	(45,608)	(48,135)	(22,517)	(122,986)	(113,277)	(37,300)

Net Increase (Decrease) from Shares Issued and Redeemed	(14,438)	(9,756)	27,143	(24,800)	(10,761)	94,736

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$4,029	$5,139	$13,185	$51,072	$1,377	$35,427

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Intermediate Government Fixed Income Portfolio			DFA Short-Term Extended Quality Portfolio	DFA Inflation-Protected Securities Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period March 4, 2009(a) to Oct. 31, 2009	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,735	$55,814	$51,217	$5,346	$6,445	$22,209	$4,228
Net Realized Gain (Loss) on Investment Securities Sold	6,168	6,370	99	287	(774)	416	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	71,964	(24,474)	43,651	11,089	77,881	(60,021)	11,920

Net Increase (Decrease) in Net Assets Resulting from Operations	133,867	37,710	94,967	16,722	83,552	(37,396)	16,148

Distributions From:
Net Investment Income:
Institutional Class Shares	(56,385)	(59,933)	(46,222)	(4,322)	(3,971)	(19,588)	(2,996)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	—	(80)	—	—
Net Long-Term Gains:
Institutional Class Shares	(6,325)	(112)	(310)	—	(401)	—	—

Total Distributions	(62,710)	(60,045)	(46,532)	(4,322)	(4,452)	(19,588)	(2,996)

Capital Share Transactions (1):
Shares Issued	524,999	443,281	484,902	377,923	478,535	273,593	197,991
Shares Issued in Lieu of Cash Distributions	58,792	56,181	42,284	4,280	4,435	19,520	2,996
Shares Redeemed	(419,307)	(543,466)	(132,160)	(16,128)	(159,707)	(104,785)	(8,035)

Net Increase (Decrease) from Capital Share Transactions	164,484	(44,004)	395,026	366,075	323,263	188,328	192,952

Total Increase (Decrease) in Net Assets	235,641	(66,339)	443,461	378,475	402,363	131,344	206,104
Net Assets
Beginning of Period	1,248,514	1,314,853	871,392	—	371,747	240,403	34,299

End of Period	$1,484,155	$1,248,514	$1,314,853	$378,475	$774,110	$371,747	$240,403

(1) Shares Issued and Redeemed:
Shares Issued	42,884	37,222	42,833	36,989	46,497	25,237	19,382
Shares Issued in Lieu of Cash Distributions	4,837	4,761	3,751	414	459	1,803	298
Shares Redeemed	(34,207)	(45,743)	(11,629)	(1,558)	(15,790)	(9,793)	(786)

Net Increase (Decrease) from Shares Issued and Redeemed	13,514	(3,760)	34,955	35,845	31,166	17,247	18,894

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$9,734	$10,384	$14,503	$1,051	$6,361	$3,952	$1,299

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Short-Term Municipal Bond Portfolio			DFA California Short-Term Municipal Bond Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$20,579	$18,477	$25,609	$4,172	$3,606	$1,493
Net Realized Gain (Loss) on Investment Securities Sold	—	—	—	23	(19)	(4)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	22,482	(3,435)	2,926	4,608	(1,259)	210

Net Increase (Decrease) in Net Assets Resulting from Operations	43,061	15,042	28,535	8,803	2,328	1,699

Distributions From:
Net Investment Income:
Institutional Class Shares	(20,942)	(18,834)	(24,969)	(4,257)	(3,577)	(1,116)

Total Distributions	(20,942)	(18,834)	(24,969)	(4,257)	(3,577)	(1,116)

Capital Share Transactions (1):
Shares Issued	617,393	411,057	452,239	124,576	152,527	143,647
Shares Issued in Lieu of Cash Distributions	20,381	18,360	24,353	4,153	3,453	1,060
Shares Redeemed	(483,552)	(382,133)	(229,674)	(103,416)	(102,799)	(16,307)

Net Increase (Decrease) from Capital Share Transactions	154,222	47,284	246,918	25,313	53,181	128,400

Total Increase (Decrease) in Net Assets	176,341	43,492	250,484	29,859	51,932	128,983
Net Assets
Beginning of Period	991,918	948,426	697,942	180,915	128,983	—

End of Period	$1,168,259	$991,918	$948,426	$210,774	$180,915	$128,983

(1) Shares Issued and Redeemed:
Shares Issued	60,500	40,917	45,158	12,194	15,158	14,330
Shares Issued in Lieu of Cash Distributions	2,002	1,829	2,434	407	344	106
Shares Redeemed	(47,480)	(38,066)	(22,928)	(10,148)	(10,222)	(1,624)

Net Increase (Decrease) from Shares Issued and Redeemed	15,022	4,680	24,664	2,453	5,280	12,812

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,807	$2,170	$2,527	$354	$439	$399

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$28.57		$43.61		$41.24		$36.79		$34.59		$31.16

Income From Investment Operations
Net Investment Income (Loss)	0.67	(A)	0.72	(A)	0.80	(A)	0.71	(A)	0.60		0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	2.08		(14.96)		2.33		4.41		2.28		3.31

Total From Investment Operations	2.75		(14.24)		3.13		5.12		2.88		3.92

Less Distributions
Net Investment Income	(0.72)		(0.80)		(0.76)		(0.67)		(0.68)		(0.49)
Net Realized Gains	—		—		—		—		—		—

Total Distributions	(0.72)		(0.80)		(0.76)		(0.67)		(0.68)		(0.49)

Net Asset Value, End of Period	$30.60		$28.57		$43.61		$41.24		$36.79		$34.59

Total Return	10.08%		(33.14	)%(C)	7.66%		14.12%		8.41%		12.68%

Net Assets, End of Period (thousands)	$2,719,418		$2,544,038		$3,415,833		$2,868,811		$2,088,128		$1,440,869
Ratio of Expenses to Average Net Assets	0.15	%(D)	0.15	%(B)(D)	0.15	%(D)	0.15	%(D)	0.15	%(D)	0.15	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.17	%(D)	0.15	%(B)(D)	0.15	%(D)	0.19	%(D)	0.30	%(D)	0.30	%(D)
Ratio of Net Investment Income to Average Net Assets	2.48%		2.05	%(B)	1.85%		1.85%		1.78%		1.92%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

	Enhanced U.S. Large Company Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$6.47		$10.91		$10.95		$9.82		$9.35		$8.42

Income From Investment Operations
Net Investment Income (Loss)	0.05	(A)	0.39	(A)	0.30	(A)	0.12	(A)	0.29		0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	0.61		(3.74)		0.45		1.19		0.37		0.94

Total From Investment Operations	0.66		(3.35)		0.75		1.31		0.66		1.03

Less Distributions
Net Investment Income	(0.59)		(0.36)		(0.36)		(0.18)		(0.19)		(0.10)
Net Realized Gains	(0.06)		(0.73)		(0.43)		—		—		—

Total Distributions	(0.65)		(1.09)		(0.79)		(0.18)		(0.19)		(0.10)

Net Asset Value, End of Period	$6.48		$6.47		$10.91		$10.95		$9.82		$9.35

Total Return	12.23%		(33.89	)%(C)	7.13%		13.52%		7.08%		12.28%

Net Assets, End of Period (thousands)	$165,231		$200,331		$337,050		$347,216		$313,543		$221,744
Ratio of Expenses to Average Net Assets	0.29	%**	0.25	%(B)(D)	0.25	%(D)	0.26	%(D)	0.34	%(D)	0.37	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.29	%**	0.25	%(B)(D)	0.25	%(D)	0.26	%(D)	0.34	%(D)	0.37	%(D)
Ratio of Net Investment Income to Average Net Assets	0.86%		4.74	%(B)	2.67%		1.19%		3.11%		0.95%
Portfolio Turnover Rate	46	%*	N/A		N/A		N/A		N/A		N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Enhanced U.S. Large Company Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Large Cap Value Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$14.58	$24.44	$25.40	$21.93	$19.37	$16.14

Income From Investment Operations
Net Investment Income (Loss)	0.31	(A)	0.36	(A)	0.33	(A)	0.38	(A)	0.30	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	1.28	(8.83)	(0.43)	3.50	2.49	3.28

Total From Investment Operations	1.59	(8.47)	(0.10)	3.88	2.79	3.44
Less Distributions
Net Investment Income	(0.34)	(0.35)	(0.32)	(0.35)	(0.23)	(0.21)
Net Realized Gains	(0.02)	(1.04)	(0.54)	(0.06)	—	—

Total Distributions	(0.36)	(1.39)	(0.86)	(0.41)	(0.23)	(0.21)
Net Asset Value, End of Period	$15.81	$14.58	$24.44	$25.40	$21.93	$19.37

Total Return	11.76%	(36.63	)%(C)	(0.49)%	17.97%	14.49%	21.48%
Net Assets, End of Period (thousands)	$5,863,652	$5,330,448	$7,535,552	$6,410,086	$4,046,083	$2,630,361
Ratio of Expenses to Average Net Assets (D)	0.30%	0.28	%(B)	0.27%	0.28%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	2.26%	1.86	%(B)	1.28%	1.64%	1.48%	0.89%
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Targeted Value Portfolio- Institutional Class Shares	U.S. Targeted Value Portfolio- Class R1 Shares	U.S. Targeted Value Portfolio- Class R2 Shares
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Jan. 31, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period June 30, 2008(a) to Oct. 31, 2008

Net Asset Value, Beginning of Period	$10.84	$15.89	$18.69	$17.33	$17.09	$15.14	$7.43	$10.00	$7.83	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.12	(A)	0.18	(A)	0.20	(A)	0.21	(A)	0.32	0.86	0.08	(A)	0.09	(A)	0.07	(A)	0.04	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.88	(4.68)	(1.32)	2.84	1.59	2.88	0.59	(2.56)	0.63	(2.17)

Total From Investment Operations	1.00	(4.50)	(1.12)	3.05	1.91	3.74	0.67	(2.47)	0.70	(2.13)

Less Distributions
Net Investment Income	(0.14)	(0.15)	(0.20)	(0.25)	(0.23)	(0.90)	(0.12)	(0.10)	(0.11)	(0.04)
Net Realized Gains	—	(0.40)	(1.48)	(1.44)	(1.44)	(0.89)	—	—	—	—

Total Distributions	(0.14)	(0.55)	(1.68)	(1.69)	(1.67)	(1.79)	(0.12)	(0.10)	(0.11)	(0.04)

Net Asset Value, End of Period	$11.70	$10.84	$15.89	$18.69	$17.33	$17.09	$7.98	$7.43	$8.42	$7.83

Total Return	9.47%	(29.27	)%(C)	(6.59)%	19.48%	12.17%	27.36%	9.36%	(24.96	)%(C)	9.23%	(21.40	)%(C)

Net Assets, End of Period (thousands)	$1,449,437	$855,448	$554,805	$215,338	$172,595	$159,325	$31,393	$25,599	$2,930	$1,715
Ratio of Expenses to Average Net Assets	0.41%	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)	0.50	%(D)	0.52%	0.50	%(B)(E)	0.67%	0.66	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.41%	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)	0.48	%(D)	0.52%	0.50	%(B)(E)	0.67%	0.66	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.19%	1.39	%(B)	1.12%	1.19%	1.91%	0.27%	1.12%	1.24	%(B)(E)	0.91%	1.35	%(B)(E)
Portfolio Turnover Rate	17%	20	%(C)	9	%(C)*	N/A	N/A	N/A	17%	20	%(C)	17%	20	%(C)

* For	the period March 30, 2007 through November 30, 2007. Effective March 30, 2007, the U.S. Targeted Value Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period December 1, 2006 through March 29, 2007, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$16.32		$26.49		$31.59		$28.74		$27.71		$23.26

Income From Investment Operations
Net Investment Income (Loss)	0.04	(A)	0.18	(A)	0.30	(A)	0.28	(A)	0.29		0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	1.54		(7.86)		(2.72)		5.06		2.66		5.73

Total From Investment Operations	1.58		(7.68)		(2.42)		5.34		2.95		6.03

Less Distributions
Net Investment Income	(0.21)		(0.22)		(0.28)		(0.23)		(0.26)		(0.38)
Net Realized Gains	—		(2.27)		(2.40)		(2.26)		(1.66)		(1.20)

Total Distributions	(0.21)		(2.49)		(2.68)		(2.49)		(1.92)		(1.58)

Net Asset Value, End of Period	$17.69		$16.32		$26.49		$31.59		$28.74		$27.71

Total Return	9.97%		(31.80	)%(C)	(8.41)%		20.29%		11.32%		27.46%

Net Assets, End of Period (thousands)	$5,669,659		$5,503,945		$8,802,846		$8,738,278		$6,924,234		$5,795,166
Ratio of Expenses to Average Net Assets	0.54	%**	0.52	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)	0.56	%(D)
Ratio of Net Investment Income to Average Net Assets	0.27%		0.86	%(B)	0.98%		0.94%		1.04%		0.04%
Portfolio Turnover Rate	21	%*	N/A		N/A		N/A		N/A		N/A

* For	the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the U.S. Small Cap Value Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$7.81	$11.83	$11.50	$10.22	$10.00	$7.73	$11.77	$11.65	$10.24	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.15	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03	0.14	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	0.73	(4.03)	0.35	1.28	0.19	0.66	(4.04)	0.13	1.40	0.21

Total From Investment Operations	0.88	(3.86)	0.54	1.45	0.22	0.80	(3.87)	0.32	1.57	0.24
Less Distributions
Net Investment Income	(0.15)	(0.16)	(0.18)	(0.17)	—	(0.14)	(0.17)	(0.17)	(0.16)	—
Net Realized Gains	—	—	(0.03)	—	—	—	—	(0.03)	—	—

Total Distributions	(0.15)	(0.16)	(0.21)	(0.17)	—	(0.14)	(0.17)	(0.20)	(0.16)	—
Net Asset Value, End of Period	$8.54	$7.81	$11.83	$11.50	$10.22	$8.39	$7.73	$11.77	$11.65	$10.24

Total Return	11.64%	(32.85	)%(C)	4.68%	14.35%	2.20	%(C)	10.66%	(33.16	)%(C)	2.78%	15.50%	2.40	%(C)
Net Assets, End of Period (thousands)	$1,989,583	$1,320,562	$1,210,031	$652,270	$123,591	$3,804,325	$2,501,028	$2,939,420	$1,216,310	$182,078
Ratio of Expenses to Average Net Assets	0.22%	0.20	%(B)	0.20%	0.23%	0.23	%(B)(E)	0.24%	0.23	%(B)	0.23%	0.26%	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.22%	0.20	%(B)	0.20%	0.23%	0.37	%(B)(E)	0.24%	0.23	%(B)	0.23%	0.26%	0.38	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.02%	1.78	%(B)	1.53%	1.52%	1.85	%(B)(E)	1.89%	1.77	%(B)	1.55%	1.55%	1.92	%(B)(E)
Portfolio Turnover Rate	7%	5	%(C)	10%	6%	0	%(C)	4%	8	%(C)	7%	5%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Vector Equity Portfolio	T.A. U.S. Core Equity 2 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 30, 2005(a) to Nov. 30, 2006	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period Oct. 4, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$7.48	$11.38	$11.79	$10.00	$6.31	$9.40	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.11	(A)	0.15	(A)	0.16	(A)	0.13	(A)	0.11	(A)	0.13	(A)	0.02	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.57	(3.89)	(0.25)	1.73	0.52	(3.12)	(0.62)

Total From Investment Operations	0.68	(3.74)	(0.09)	1.86	0.63	(2.99)	(0.60)
Less Distributions
Net Investment Income	(0.13)	(0.16)	(0.14)	(0.07)	(0.11)	(0.10)	—
Net Realized Gains	—	—	(0.18)	—	—	—	—

Total Distributions	(0.13)	(0.16)	(0.32)	(0.07)	(0.11)	(0.10)	—
Net Asset Value, End of Period	$8.03	$7.48	$11.38	$11.79	$6.83	$6.31	$9.40

Total Return	9.47%	(33.29	)%(C)	(0.87)%	18.65	%(C)	10.28%	(32.16	)%(C)	(6.00	)%(C)
Net Assets, End of Period (thousands)	$1,178,114	$850,623	$959,742	$403,312	$1,444,886	$585,165	$106,507
Ratio of Expenses to Average Net Assets	0.35%	0.34	%(B)	0.34%	0.36	%(B)(E)	0.28%	0.29	%(B)	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.35%	0.34	%(B)	0.33%	0.39	%(B)(E)	0.28%	0.29	%(B)	0.60	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.60%	1.66	%(B)	1.29%	1.24	%(B)(E)	1.82%	1.75	%(B)	2.09	%(B)(E)
Portfolio Turnover Rate	11%	11	%(C)	14%	24	%(C)	5%	9	%(C)	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$13.35		$20.64		$22.46		$20.75		$19.13		$16.52

Income From Investment Operations
Net Investment Income (Loss)	0.06	(A)	0.14	(A)	0.21	(A)	0.17	(A)	0.15		0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	1.65		(6.08)		(0.66)		2.84		1.75		2.67

Total From Investment Operations	1.71		(5.94)		(0.45)		3.01		1.90		2.72

Less Distributions
Net Investment Income	(0.17)		(0.17)		(0.21)		(0.13)		(0.13)		(0.10)
Net Realized Gains	—		(1.18)		(1.16)		(1.17)		(0.15)		—
Tax Return of Capital	—		—		—		—		—		(0.01)

Total Distributions	(0.17)		(1.35)		(1.37)		(1.30)		(0.28)		(0.11)

Net Asset Value, End of Period	$14.89		$13.35		$20.64		$22.46		$20.75		$19.13

Total Return	13.08%		(30.67	)%(C)	(2.17)%		15.49%		10.04%		16.59%

Net Assets, End of Period (thousands)	$2,522,001		$2,066,849		$3,285,093		$3,297,199		$2,641,670		$2,137,970
Ratio of Expenses to Average Net Assets	0.40	%**	0.38	%(B)(D)	0.38	%(D)	0.38	%(D)	0.40	%(D)	0.41	%(D)
Ratio of Net Investment Income to Average Net Assets	0.50%		0.86	%(B)	0.95%		0.82%		0.78%		0.22%
Portfolio Turnover Rate	17	%*	N/A		N/A		N/A		N/A		N/A

	U.S. Micro Cap Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$9.19		$14.80		$16.83		$15.91		$15.06		$13.34

Income From Investment Operations
Net Investment Income (Loss)	0.03	(A)	0.10	(A)	0.14	(A)	0.10	(A)	0.07		0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	0.54		(4.32)		(0.69)		2.04		1.43		1.93

Total From Investment Operations	0.57		(4.22)		(0.55)		2.14		1.50		2.12

Less Distributions
Net Investment Income	(0.19)		(0.13)		(0.13)		(0.08)		(0.06)		(0.22)
Net Realized Gains	—		(1.26)		(1.35)		(1.14)		(0.59)		(0.18)
Tax Return of Capital	—		—		—		—		—		—

Total Distributions	(0.19)		(1.39)		(1.48)		(1.22)		(0.65)		(0.40)

Net Asset Value, End of Period	$9.57		$9.19		$14.80		$16.83		$15.91		$15.06

Total Return	6.61%		(31.33	)%(C)	(3.63)%		14.52%		10.33%		16.34%

Net Assets, End of Period (thousands)	$2,818,365		$2,924,225		$4,700,371		$4,824,003		$3,949,511		$3,214,520
Ratio of Expenses to Average Net Assets	0.54	%**	0.53	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)	0.56	%(D)
Ratio of Net Investment Income to Average Net Assets	0.38%		0.91	%(B)	0.89%		0.64%		0.48%		0.06%
Portfolio Turnover Rate	12	%*	N/A		N/A		N/A		N/A		N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Portfolios invest directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Real Estate Securities Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$16.16	$27.20	$33.80	$25.75	$23.02	$18.80

Income From Investment Operations
Net Investment Income (Loss)	0.58	(A)	0.64	(A)	0.62	(A)	0.64	(A)	0.82	0.62
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.62)	(9.28)	(5.64)	8.84	3.33	4.47

Total From Investment Operations	(0.04)	(8.64)	(5.02)	9.48	4.15	5.09

Less Distributions
Net Investment Income	(0.83)	(0.30)	(0.70)	(1.02)	(0.86)	(0.71)
Net Realized Gains	—	(2.10)	(0.88)	(0.41)	(0.56)	(0.16)

Total Distributions	(0.83)	(2.40)	(1.58)	(1.43)	(1.42)	(0.87)

Net Asset Value, End of Period	$15.29	$16.16	$27.20	$33.80	$25.75	$23.02

Total Return	0.98%	(34.46	)%(C)	(15.45)%	38.23%	18.81%	29.44%

Net Assets, End of Period (thousands)	$2,018,559	$1,746,961	$2,671,457	$2,837,026	$1,836,650	$1,308,898
Ratio of Expenses to Average Net Assets	0.36%	0.33	%(B)	0.33%	0.33%	0.37%	0.39%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.01	%(B)	1.99%	2.25%	3.11%	3.61%
Portfolio Turnover Rate	2%	13	%(C)	17%	10%	3%	6%

Large Cap International Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$14.81	$27.18	$23.60	$19.00	$17.31	$14.65

Income From Investment Operations
Net Investment Income (Loss)	0.48	(A)	0.68	(A)	0.68	(A)	0.55	(A)	0.44	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	3.16	(12.06)	3.57	4.68	1.72	2.86

Total From Investment Operations	3.64	(11.38)	4.25	5.23	2.16	3.17

Less Distributions
Net Investment Income	(0.43)	(0.64)	(0.67)	(0.63)	(0.47)	(0.51)
Net Realized Gains	—	(0.35)	—	—	—	—

Total Distributions	(0.43)	(0.99)	(0.67)	(0.63)	(0.47)	(0.51)

Net Asset Value, End of Period	$18.02	$14.81	$27.18	$23.60	$19.00	$17.31

Total Return	25.20%	(43.14	)%(C)	18.18%	28.00%	12.73%	22.09%

Net Assets, End of Period (thousands)	$1,364,351	$1,206,860	$2,224,180	$1,673,239	$1,125,455	$844,883
Ratio of Expenses to Average Net Assets	0.32%	0.29	%(B)	0.29%	0.29%	0.37%	0.41%
Ratio of Net Investment Income to Average Net Assets	3.14%	3.18	%(B)	2.62%	2.56%	2.41%	2.07%
Portfolio Turnover Rate	12%	12	%(C)	5%	4%	4%	1%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

International Core Equity Portfolio	T.A World ex U.S. Core Equity Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Oct. 31, 2009	Period March 6, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$7.46	$14.35	$12.82	$10.07	$10.00	$5.85	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.23	(A)	0.37	(A)	0.35	(A)	0.28	(A)	0.04	(A)	0.16	(A)	0.15	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	2.32	(6.76)	1.54	2.71	0.03	2.27	(4.15)

Total From Investment Operations	2.55	(6.39)	1.89	2.99	0.07	2.43	(4.00)
Less Distributions
Net Investment Income	(0.22)	(0.35)	(0.32)	(0.24)	—	(0.15)	(0.15)
Net Realized Gains	—	(0.15)	(0.04)	—	—	—	—

Total Distributions	(0.22)	(0.50)	(0.36)	(0.24)	—	(0.15)	(0.15)
Net Asset Value, End of Period	$9.79	$7.46	$14.35	$12.82	$10.07	$8.13	$5.85

Total Return	34.81%	(45.76	)%(C)	14.83%	30.06%	0.70	%(C)	42.13%	(40.61	)%(C)
Net Assets, End of Period (thousands)	$3,699,842	$1,981,049	$2,342,187	$851,077	$121,249	$668,728	$228,318
Ratio of Expenses to Average Net Assets	0.41%	0.41	%(B)	0.41%	0.48%	0.49	%(B)(E)	0.54%	0.60	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.41%	0.41	%(B)	0.41%	0.46%	0.90	%(B)(E)	0.51%	0.85	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.84%	3.39	%(B)	2.49%	2.35%	1.89	%(B)(E)	2.38%	3.27	%(B)(E)
Portfolio Turnover Rate	5%	4	%(C)	4%	2%	0	%(C)	5%	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

International Small Company Portfolio	Japanese Small Company Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$10.07	$20.80	$19.43	$16.19	$14.12	$11.00	$11.97	$16.75	$17.23	$17.97	$13.99	$10.80

Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.44	(A)	0.43	(A)	0.36	(A)	0.31	(A)	0.22	0.22	(A)	0.29	(A)	0.27	(A)	0.22	(A)	0.16	(A)	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	3.91	(9.55)	2.07	4.02	2.38	3.24	2.39	(4.78)	(0.52)	(0.73)	4.00	3.16

Total From Investment Operations	4.19	(9.11)	2.50	4.38	2.69	3.46	2.61	(4.49)	(0.25)	(0.51)	4.16	3.38
Less Distributions
Net Investment Income	(0.27)	(0.45)	(0.46)	(0.36)	(0.29)	(0.34)	(0.26)	(0.29)	(0.23)	(0.23)	(0.18)	(0.19)
Net Realized Gains	—	(1.17)	(0.67)	(0.78)	(0.33)	—	—	—	—	—	—	—

Total Distributions	(0.27)	(1.62)	(1.13)	(1.14)	(0.62)	(0.34)	(0.26)	(0.29)	(0.23)	(0.23)	(0.18)	(0.19)
Net Asset Value, End of Period	$13.99	$10.07	$20.80	$19.43	$16.19	$14.12	$14.32	$11.97	$16.75	$17.23	$17.97	$13.99

Total Return	42.34%	(47.13	)%(C)	13.29%	28.51%	19.74%	32.10%	22.08%	(27.16	)%(C)	(1.51)%	(2.94)%	30.13%	31.79%
Net Assets, End of Period (thousands)	$4,269,864	$3,084,373	$5,597,209	$4,546,071	$2,725,231	$1,658,184	$114,058	$133,373	$199,080	$168,957	$169,995	$65,879
Ratio of Expenses to Average Net Assets (D)	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.69%	0.59%	0.58	%(B)	0.56%	0.61%	0.68%	0.73%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.69%	0.59%	0.58	%(B)	0.56%	0.58%	0.68%	0.79%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.90	%(B)	2.03%	2.04%	2.05%	1.82%	1.68%	2.18	%(B)	1.51%	1.19%	1.03%	1.01%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.67	$28.73	$20.26	$15.28	$14.54	$12.10	$14.27	$31.29	$32.97	$24.65	$23.47	$19.26

Income From Investment Operations
Net Investment Income (Loss)	0.50	(A)	0.83	(A)	0.79	(A)	0.64	(A)	0.70	0.50	0.55	(A)	0.77	(A)	0.78	(A)	0.61	(A)	0.64	(A)	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	8.95	(17.04)	8.43	4.92	0.54	2.58	5.44	(15.84)	(0.08)	9.61	2.15	4.87

Total From Investment Operations	9.45	(16.21)	9.22	5.56	1.24	3.08	5.99	(15.07)	0.70	10.22	2.79	5.35
Less Distributions
Net Investment Income	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.64)	(0.43)	(0.72)	(1.03)	(0.68)	(0.59)	(1.14)
Net Realized Gains	—	—	—	—	—	—	—	(1.22)	(1.35)	(1.22)	(1.02)	—
Return of Capital	—	—	—	—	—	—	—	(0.01)	—	—	—	—

Total Distributions	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.64)	(0.43)	(1.95)	(2.38)	(1.90)	(1.61)	(1.14)
Net Asset Value, End of Period	$20.59	$11.67	$28.73	$20.26	$15.28	$14.54	$19.83	$14.27	$31.29	$32.97	$24.65	$23.47

Total Return	84.11%	(57.94	)%(C)	46.55%	37.52%	8.81%	26.73%	42.81%	(50.97	)%(C)	1.94%	44.15%	12.35%	29.05%
Net Assets, End of Period (thousands)	$101,853	$64,044	$146,307	$71,537	$38,927	$26,735	$27,863	$25,883	$37,139	$31,808	$20,578	$15,816
Ratio of Expenses to Average Net Assets(D)	0.65%	0.62	%(B)	0.62%	0.64%	0.74%	0.80%	0.61%	0.59	%(B)	0.59%	0.60%	0.70%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.65%	0.61	%(B)	0.59%	0.64%	0.86%	0.96%	0.70%	0.65	%(B)	0.62%	0.67%	0.89%	1.04%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.85	%(B)	3.13%	3.68%	3.89%	3.29%	3.62%	3.41	%(B)	2.28%	2.20%	2.70%	2.21%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period March 1, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$10.73	$22.95	$20.47	$15.78	$14.12	$12.60	$4.18	$9.35	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.52	(A)	0.40	(A)	0.31	(A)	0.21	0.17	0.26	(A)	0.34	(A)	0.23	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	4.29	(11.32)	3.00	6.28	2.28	3.64	0.91	(5.08)	(0.76)

Total From Investment Operations	4.57	(10.80)	3.40	6.59	2.49	3.81	1.17	(4.74)	(0.53)

Less Distributions
Net Investment Income	(0.28)	(0.45)	(0.38)	(0.34)	(0.30)	(0.50)	(0.11)	(0.43)	(0.12)
Net Realized Gains	—	(0.96)	(0.54)	(1.56)	(0.53)	(1.79)	—	—	—
Return of Capital	—	(0.01)	—	—	—	—	—	—	—

Total Distributions	(0.28)	(1.42)	(0.92)	(1.90)	(0.83)	(2.29)	(0.11)	(0.43)	(0.12)

Net Asset Value, End of Period	$15.02	$10.73	$22.95	$20.47	$15.78	$14.12	$5.24	$4.18	$9.35

Total Return	43.12%	(49.89	)%(C)	16.99%	46.33%	18.42%	35.91%	29.25%	(52.85	)%(C)	(5.38)	%(C)

Net Assets, End of Period (thousands)	$110,926	$93,988	$170,909	$90,261	$52,061	$33,839	$742,329	$394,480	$336,840
Ratio of Expenses to Average Net Assets	0.62	%(D)	0.59	%(B)(D)	0.61	%(D)	0.62	%(D)	0.71	%(D)	0.73	%(D)	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.61	%(D)	0.59	%(B)(D)	0.57	%(D)	0.61	%(D)	0.78	%(D)	0.87	%(D)	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.39%	3.04	%(B)	1.70%	1.78%	1.77%	1.56%	6.40%	5.20	%(B)	3.50	%(B)(E)
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	N/A	5%	1	%(C)	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
Year Ended Oct. 31, 2009	Period June 4, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$6.04	$10.00	$10.82	$22.05	$21.71	$17.57	$15.16	$11.52

Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	—	(A)	0.26	(A)	0.52	(A)	0.46	(A)	0.36	(A)	0.40	(A)	0.23
Net Gains (Losses) on Securities (Realized and Unrealized)	0.62	(3.96)	4.14	(9.60)	1.66	4.95	2.77	3.85

Total From Investment Operations	0.81	(3.96)	4.40	(9.08)	2.12	5.31	3.17	4.08

Less Distributions
Net Investment Income	(0.10)	—	(0.24)	(0.58)	(0.53)	(0.38)	(0.36)	(0.35)
Net Realized Gains	—	—	(0.06)	(1.57)	(1.25)	(0.79)	(0.40)	(0.09)

Total Distributions	(0.10)	—	(0.30)	(2.15)	(1.78)	(1.17)	(0.76)	(0.44)

Net Asset Value, End of Period	$6.75	$6.04	$14.92	$10.82	$22.05	$21.71	$17.57	$15.16

Total Return	13.81%	(39.60	)%(C)	41.42%	(45.17	)%(C)	10.25%	31.73%	21.75%	36.34%

Net Assets, End of Period (thousands)	$432,502	$90,672	$6,859,957	$4,799,748	$8,180,859	$6,733,067	$4,128,428	$2,215,523
Ratio of Expenses to Average Net Assets	0.47	%(D)	0.54	%(B)(D)(E)	0.71%	0.69	%(B)	0.69%	0.70%	0.75%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.79	%(D)	0.86	%(B)(D)(E)	0.71%	0.69	%(B)	0.69%	0.70%	0.75%	0.78%
Ratio of Net Investment Income to Average Net Assets	3.40%	(0.04	)%(B)(E)	2.19%	3.22	%(B)	2.03%	1.85%	2.44%	1.63%
Portfolio Turnover Rate	N/A	N/A	22%	16	%(C)	18%	14%	13%	10%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

International Vector Equity Portfolio	Emerging Markets Portfolio
Year Ended Oct. 31, 2009	Period August 14, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$6.74	$10.00	$17.05	$35.23	$25.40	$19.89	$15.61	$11.87

Income From Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.06	(A)	0.42	(A)	0.70	(A)	0.64	(A)	0.48	(A)	0.58	(A)	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	2.46	(3.32)	8.42	(16.85)	9.88	5.61	4.13	3.80

Total From Investment Operations	2.63	(3.26)	8.84	(16.15)	10.52	6.09	4.71	4.07

Less Distributions
Net Investment Income	(0.15)	—	(0.41)	(0.69)	(0.53)	(0.58)	(0.43)	(0.33)
Net Realized Gains	—	—	(0.25)	(1.34)	(0.16)	—	—	—

Total Distributions	(0.15)	—	(0.66)	(2.03)	(0.69)	(0.58)	(0.43)	(0.33)

Net Asset Value, End of Period	$9.22	$6.74	$25.23	$17.05	$35.23	$25.40	$19.89	$15.61

Total Return	39.52%	(32.60	)%(C)	53.39%	(48.37	)%(C)	42.08%	31.31%	30.65%	34.95%

Net Assets, End of Period (thousands)	$262,544	$66,774	$1,966,288	$1,508,260	$3,388,442	$2,344,990	$1,805,186	$1,131,778
Ratio of Expenses to Average Net Assets	0.60%	0.60	%(B)(E)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)	0.74	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.59%	1.15	%(B)(E)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)	0.74	%(D)
Ratio of Net Investment Income to Average Net Assets.	2.31%	3.01	%(B)(E)	2.15%	2.59	%(B)	2.12%	2.13%	3.28%	2.20%
Portfolio Turnover Rate	8%	0	%(C)	N/A	N/A	N/A	N/A	N/A	N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$9.33		$23.74		$17.96		$13.37		$11.44		$8.74

Income From Investment Operations
Net Investment Income (Loss)	0.26	(A)	0.44	(A)	0.31	(A)	0.30	(A)	0.27	(A)	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	8.14		(12.95)		6.86		4.86		2.37		2.85

Total From Investment Operations	8.40		(12.51)		7.17		5.16		2.64		2.96

Less Distributions
Net Investment Income	(0.28)		(0.41)		(0.26)		(0.26)		(0.22)		(0.19)
Net Realized Gains	—		(1.49)		(1.13)		(0.31)		(0.49)		(0.07)

Total Distributions	(0.28)		(1.90)		(1.39)		(0.57)		(0.71)		(0.26)

Net Asset Value, End of Period	$17.45		$9.33		$23.74		$17.96		$13.37		$11.44

Total Return	91.35%		(57.00	)%(C)	42.58%		39.95%		24.27%		34.55%

Net Assets, End of Period (thousands)	$1,133,958		$547,329		$1,458,152		$838,948		$482,378		$190,028
Ratio of Expenses to Average Net Assets	0.80	%(D)	0.77	%(B)(D)	0.78	%(D)	0.81	%(D)	0.97	%(D)	1.04	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.80	%(D)	0.77	%(B)(D)	0.78	%(D)	0.81	%(D)	0.97	%(D)	1.04	%(D)
Ratio of Net Investment Income to Average Net Assets	2.05%		2.61	%(B)	1.48%		1.92%		2.21%		1.41%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

			Emerging Markets Core Equity Portfolio
			Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Period April 5, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period			$9.88		$21.20		$15.13		$11.54		$10.00

Income From Investment Operations
Net Investment Income (Loss)			0.25	(A)	0.43	(A)	0.35	(A)	0.27	(A)	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)			6.56		(11.27)		6.10		3.54		1.51

Total From Investment Operations			6.81		(10.84)		6.45		3.81		1.61

Less Distributions
Net Investment Income			(0.20)		(0.40)		(0.32)		(0.22)		(0.07)
Net Realized Gains			—		(0.08)		(0.06)		—		—

Total Distributions			(0.20)		(0.48)		(0.38)		(0.22)		(0.07)

Net Asset Value, End of Period			$16.49		$9.88		$21.20		$15.13		$11.54

Total Return			69.47%		(51.93	)%(C)	43.20%		33.39%		16.12	%(C)

Net Assets, End of Period (thousands)			$2,455,035		$1,155,526		$1,829,466		$822,136		$218,563
Ratio of Expenses to Average Net Assets			0.67%		0.65	%(B)	0.65%		0.74%		1.00	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)			0.67%		0.65	%(B)	0.65%		0.72%		1.09	%(B)(E)
Ratio of Net Investment Income to Average Net Assets			2.03%		2.62	%(B)	1.87%		2.02%		1.79	%(B)(E)
Portfolio Turnover Rate			6%		3	%(C)	2%		6%		2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$10.17		$10.21		$10.20		$10.14		$10.20		$10.30

Income From Investment Operations
Net Investment Income (Loss)	0.13	(A)	0.31	(A)	0.51	(A)	0.40	(A)	0.28		0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	0.25		(0.04)		0.01		0.06		(0.05)		(0.10)

Total From Investment Operations	0.38		0.27		0.52		0.46		0.23		0.15

Less Distributions
Net Investment Income	(0.22)		(0.31)		(0.51)		(0.40)		(0.29)		(0.25)
Net Realized Gains	—		—		—		—		—		—

Total Distributions	(0.22)		(0.31)		(0.51)		(0.40)		(0.29)		(0.25)

Net Asset Value, End of Period	$10.33		$10.17		$10.21		$10.20		$10.14		$10.20

Total Return	3.80%		2.68	%(C)	5.20%		4.58%		2.24%		1.08%

Net Assets, End of Period (thousands)	$4,269,615		$3,194,420		$3,229,577		$2,418,551		$1,953,884		$1,738,574
Ratio of Expenses to Average Net Assets	0.20	%**	0.18	%(B)(D)	0.18	%(D)	0.18	%(D)	0.19	%(D)	0.20	%(D)
Ratio of Net Investment Income to Average Net Assets	1.26%		3.30	%(B)	4.96%		3.89%		2.78%		1.40%
Portfolio Turnover Rate	2	%*	N/A		N/A		N/A		N/A		N/A

	DFA Two-Year Global Fixed Income Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$10.36		$10.39		$10.17		$9.88		$9.92		$10.08

Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.39	(A)	0.27	(A)	0.07	(A)	0.31		0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	0.18		(0.09)		0.24		0.36		(0.14)		(0.14)

Total From Investment Operations	0.37		0.30		0.51		0.43		0.17		0.11

Less Distributions
Net Investment Income	(0.46)		(0.33)		(0.29)		(0.14)		(0.21)		(0.27)
Net Realized Gains	—		—		—		—		—		—

Total Distributions	(0.46)		(0.33)		(0.29)		(0.14)		(0.21)		(0.27)

Net Asset Value, End of Period	$10.27		$10.36		$10.39		$10.17		$9.88		$9.92

Total Return	3.71%		2.93	%(C)	5.06%		4.41%		1.77%		1.08%

Net Assets, End of Period (thousands)	$3,846,029		$3,124,985		$3,097,898		$2,423,622		$1,992,869		$1,674,972
Ratio of Expenses to Average Net Assets	0.20	%**	0.18	%(B)(D)	0.18	%(D)	0.19	%(D)	0.21	%(D)	0.23	%(D)
Ratio of Net Investment Income to Average Net Assets	1.89%		4.12	%(B)	2.59%		0.72%		3.25%		1.35%
Portfolio Turnover Rate	1	%*	N/A		N/A		N/A		N/A		N/A

*	For the period October 23, 2009 through October 31, 2009. Effective October 23, 2009, the Portfolios directly invest in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolios and for the period November 1, 2008 through October 22, 2009, its respective pro-rata shares of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio
Year Ended Oct. 31, 2009	Period Jan. 9, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$8.91	$10.00	$10.44	$10.44	$10.43	$10.41	$10.64	$11.11

Income From Investment Operations
Net Investment Income (Loss)	0.26	(A)	0.33	(A)	0.26	(A)	0.26	(A)	0.50	(A)	0.46	(A)	0.35	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	0.83	(1.39)	0.49	0.07	0.01	(0.02)	(0.24)	(0.01)

Total From Investment Operations	1.09	(1.06)	0.75	0.33	0.51	0.44	0.11	0.32

Less Distributions
Net Investment Income	—	—	(0.27)	(0.33)	(0.50)	(0.42)	(0.34)	(0.41)
Net Realized Gains	—	—	—	—	—	—	—	(0.38)
Return of Capital	—	(0.03)	—	—	—	—	—	—

Total Distributions	—	(0.03)	(0.27)	(0.33)	(0.50)	(0.42)	(0.34)	(0.79)

Net Asset Value, End of Period	$10.00	$8.91	$10.92	$10.44	$10.44	$10.43	$10.41	$10.64

Total Return	12.23%	(10.67	)%(C)	7.27%	3.25	%(C)	4.98%	4.36%	1.02%	3.02%

Net Assets, End of Period (thousands)	$303,440	$198,165	$1,008,237	$1,115,037	$1,216,609	$932,121	$748,847	$542,634
Ratio of Expenses to Average Net Assets	0.24%	0.24	%(B)(E)	0.25%	0.23	%(B)	0.23%	0.23%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.81%	4.32	%(B)(E)	2.44%	2.77	%(B)	4.81%	4.45%	3.47%	3.21%
Portfolio Turnover Rate	28%	21	%(C)	72%	79	%(C)	0%	86%	36%	45%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Five-Year Global Fixed Income Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$10.68	$10.84	$10.53	$10.48	$10.50	$10.92

Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.25	(A)	0.32	(A)	0.28	(A)	0.34	(A)	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	0.55	(0.10)	0.20	0.12	(0.11)	0.06

Total From Investment Operations	0.82	0.15	0.52	0.40	0.23	0.32

Less Distributions
Net Investment Income	(0.23)	(0.30)	(0.21)	(0.33)	(0.25)	(0.32)
Net Realized Gains	—	—	—	—	—	(0.42)
Return of Capital	—	(0.01)	—	(0.02)	—	—

Total Distributions	(0.23)	(0.31)	(0.21)	(0.35)	(0.25)	(0.74)

Net Asset Value, End of Period	$11.27	$10.68	$10.84	$10.53	$10.48	$10.50

Total Return	7.74%	1.40	%(C)	5.00%	3.89%	2.15%	3.04%

Net Assets, End of Period (thousands)	$3,220,787	$3,319,257	$3,484,919	$2,387,784	$1,699,793	$1,205,578
Ratio of Expenses to Average Net Assets	0.30%	0.28	%(B)	0.28%	0.29%	0.33%	0.34%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.53	%(B)	3.01%	2.72%	3.22%	3.12%
Portfolio Turnover Rate	70%	55	%(C)	108%	92%	69%	90%

DFA Intermediate Government Fixed Income Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.66	$11.86	$11.48	$11.45	$11.79	$12.14

Income From Investment Operations
Net Investment Income (Loss)	0.51	(A)	0.49	(A)	0.54	(A)	0.53	(A)	0.52	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	0.72	(0.17)	0.35	0.05	(0.29)	(0.05)

Total From Investment Operations	1.23	0.32	0.89	0.58	0.23	0.50

Less Distributions
Net Investment Income	(0.52)	(0.52)	(0.51)	(0.49)	(0.53)	(0.56)
Net Realized Gains	(0.06)	—	—	(0.06)	(0.04)	(0.29)
Return of Capital	—	—	—	—	—	—

Total Distributions	(0.58)	(0.52)	(0.51)	(0.55)	(0.57)	(0.85)

Net Asset Value, End of Period	$12.31	$11.66	$11.86	$11.48	$11.45	$11.79

Total Return	10.71%	2.73	%(C)	8.06%	5.31%	1.87%	4.21%

Net Assets, End of Period (thousands)	$1,484,155	$1,248,514	$1,314,853	$871,392	$463,538	$373,108
Ratio of Expenses to Average Net Assets	0.15%	0.13	%(B)	0.13%	0.14%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.18%	4.44	%(B)	4.72%	4.72%	4.61%	4.72%
Portfolio Turnover Rate	8%	14	%(C)	0%	3%	16%	6%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Short-Term Extended Quality Portfolio	DFA Inflation-Protected Securities Portfolio
Period March 4, 2009(a) to Oct. 31, 2009	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Sept. 18, 2006(a) to Nov. 30, 2006

Net Asset Value, Beginning of Period	$10.00	$9.41	$10.80	$10.19	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.24	(A)	0.12	(A)	0.70	(A)	0.45	(A)	0.02	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.50	1.53	(1.48)	0.50	0.17

Total From Investment Operations	0.74	1.65	(0.78)	0.95	0.19

Less Distributions
Net Investment Income	(0.18)	(0.10)	(0.61)	(0.34)	—
Net Realized Gains	—	(0.01)	—	—	—

Total Distributions	(0.18)	(0.11)	(0.61)	(0.34)	—

Net Asset Value, End of Period	$10.56	$10.95	$9.41	$10.80	$10.19

Total Return	7.49	%(C)	17.70%	(7.90	)%(C)	9.59%	1.90	%(C)

Net Assets, End of Period (thousands)	$378,475	$774,110	$371,747	$240,403	$34,299
Ratio of Expenses to Average Net Assets	0.22	%(B)(E)	0.16%	0.15	%(B)	0.20%	0.20	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.28	%(B)(E)	0.16%	0.14	%(B)	0.21%	0.60	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	3.54	%(B)(E)	1.20%	7.01	%(B)	4.58%	0.94	%(B)(E)
Portfolio Turnover Rate	2	%(C)	6%	3	%(C)	0%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007

Net Asset Value, Beginning of Period	$10.02	$10.05	$10.02	$9.99	$10.09	$10.13	$10.00	$10.07	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.20	(A)	0.19	(A)	0.31	(A)	0.28	(A)	0.22	0.17	0.22	(A)	0.21	(A)	0.20	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.23	(0.03)	0.02	0.02	(0.11)	(0.04)	0.27	(0.06)	0.02

Total From Investment Operations	0.43	0.16	0.33	0.30	0.11	0.13	0.49	0.15	0.22

Less Distributions
Net Investment Income	(0.21)	(0.19)	(0.30)	(0.27)	(0.21)	(0.17)	(0.23)	(0.22)	(0.15)

Total Distributions	(0.21)	(0.19)	(0.30)	(0.27)	(0.21)	(0.17)	(0.23)	(0.22)	(0.15)

Net Asset Value, End of Period	$10.24	$10.02	$10.05	$10.02	$9.99	$10.09	$10.26	$10.00	$10.07

Total Return	4.32%	1.63	%(C)	3.38%	3.01%	1.11%	1.27%	4.91%	1.45	%(C)	2.23	%(C)

Net Assets, End of Period (thousands)	$1,168,259	$991,918	$948,426	$697,942	$511,543	$381,709	$210,774	$180,915	$128,983
Ratio of Expenses to Average Net Assets	0.25%	0.23	%(B)	0.23%	0.26%	0.30%	0.30%	0.26%	0.27	%(B)	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.25%	0.23	%(B)	0.23%	0.24%	0.29%	0.33%	0.26%	0.26	%(B)	0.33	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.99%	2.04	%(B)	3.07%	2.77%	2.22%	1.73%	2.17%	2.27	%(B)	3.22	%(B)(E)
Portfolio Turnover Rate	0%	1	%(C)	0%	0%	2%	6%	4%	17	%(C)	7	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-seven operational portfolios, of which thirty-seven (the “Portfolios”) are included in this report and the remaining twenty are presented in separate reports.

Of the Portfolios, ten invest in one or more series of The DFA Investment Trust Company, and the DFA Global Real Estate Securities Portfolio invests in two portfolios of the DFA Investment Dimensions Group Inc.

Feeder Funds	Master Funds	Percentage Ownership at 10/31/09
U.S. Large Company Portfolio	The U.S. Large Company Series	78%
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	78%
Japanese Small Company Portfolio	The Japanese Small Company Series	10%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	15%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	4%
Continental Small Company Portfolio	The Continental Small Company Series	7%
Emerging Markets Portfolio	The Emerging Markets Series	93%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	97%

Fund of Funds
International Small Company Portfolio	The Japanese Small Company Series	90%
	The Asia Pacific Small Company Series	85%
	The United Kingdom Small Company Series	96%
	The Continental Small Company Series	93%
	The Canadian Small Company Series	100%
DFA Global Real Estate Securities Portfolio	DFA Real Estate Securities Portfolio	11%
	DFA International Real Estate Securities Portfolio	28%

Each feeder fund and fund of funds (collectively, “Feeder Funds) invests primarily in a corresponding master fund(s) (”Master Fund“) as indicated. The DFA Global Real Estate Securities Portfolio also invests in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Prior to March 30, 2007, the U.S.Targeted Value Portfolio invested substantially all of its assets in shares of The U.S. Targeted Value Series. At the close of business on March 29, 2007, the U.S. Targeted Value Portfolio received its pro-rata share of cash and securities from The U.S. Targeted Value Series in a complete liquidation of its interest in the Series. Effective March 30, 2007, the U.S. Targeted Value Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

Prior to October 23, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invested substantially all of their assets in respective shares of The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series. At the close of business on October 23, 2009, the Portfolios received their pro-rata share of cash and securities from the respective Series in a complete liquidation of their interest in the Series. Effective October 23, 2009, the Portfolios invest directly in securities rather than through the Series and maintain the same investment objectives.

Effective February 28, 2009, the Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio invest directly in securities rather than through a Master Fund. See Federal Income Taxes note for more information regarding these transactions.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

On January 31, 2008, Class R1 Shares and on June 30, 2008, Class R2 Shares of U.S. Targeted Value Portfolio commenced operations. The Class R1 Shares and Class R2 Shares of each Portfolio of the Fund (the U.S. Small Cap Value Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Micro Cap Portfolio, T.A. World ex U.S. Core Equity Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Small Cap Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio) contained in this report, had not commenced operations as of October 31, 2009. Class R1 and Class R2 Shares of each Portfolio have 100,000,000 authorized shares.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: Securities held by U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio (the “Domestic Equity Portfolios”) and Large Cap International Portfolio, International Core Equity Portfolio, T.A. World ex U.S. Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Securities held by Enhanced U.S. Large Company Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio (the “Fixed Income Portfolios”), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Master Fund shares held by the International Small Company Portfolio and the DFA Global Real Estate Securities Portfolio are valued at their respective daily net asset value. The Feeder Funds’ investments reflect proportionate interest in the net assets of their corresponding Master Fund.

The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—      Level 1 – quoted prices in active markets for identical securities

—      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—      Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

A summary of inputs used to value the Portfolios’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Enhanced U.S. Large Company Portfolio, the International Equity Portfolios, the DFA Two-Year Global Fixed Income Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. Enhanced U.S. Large Company Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates. The DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the Enhanced U.S. Large Company Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios, the Enhanced U.S. Large Company Portfolio, the DFA Two-Year Global Fixed Income Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses or Other Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method.

Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

Prior to June 4, 2009 and October 16, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio, respectively, recognized their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective investments in the DFA One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series which were treated as partnerships in accordance with both U.S. federal income tax regulations and accounting principles generally accepted in the United States of America. Effective June 4, 2009 and October 16, 2009, The DFA One-Year Fixed Income Series’ and The DFA Two-Year Global Fixed Income Series’, respectively, partnership status ceased and each became a corporate master fund in a RIC/RIC master-feeder structure. The Portfolios became the feeders of these Funds. On October 23, 2009, both the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio liquidated their investment in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, respectively. Effective October 24, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invest directly in securities rather than through the Series and maintain the same investment objective. See Federal Income Taxes note for more information regarding these transactions.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Core Equity Portfolio’s investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These funds are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor and Administrator:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to all Portfolios except the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

For the year ended , October 31, 2009, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.05%

U.S. Targeted Value Portfolio	0.10%
U.S. Small Cap Value Portfolio*	0.20%
U.S. Core Equity 1 Portfolio	0.17%
U.S. Core Equity 2 Portfolio	0.20%
U.S. Vector Equity Portfolio	0.30%
T.A. U.S. Core Equity 2 Portfolio	0.22%
U.S. Small Cap Portfolio*	0.03%
U.S. Micro Cap Portfolio*	0.10%
DFA Real Estate Securities Portfolio	0.30%
Large Cap International Portfolio	0.25%
International Core Equity Portfolio	0.35%
T.A. World ex U.S. Core Equity Portfolio	0.40%
DFA International Real Estate Securities Portfolio	0.35%
DFA Global Real Estate Securities Portfolio	0.35%
DFA International Small Cap Value Portfolio	0.65%
International Vector Equity Portfolio	0.45%
Emerging Markets Core Equity Portfolio	0.55%
DFA One-Year Fixed Income Portfolio**	0.05%
DFA Two-Year Global Fixed Income Portfolio**	0.05%
DFA Selectively Hedged Global Fixed Income Portfolio	0.15%
DFA Five-Year Government Portfolio	0.20%
DFA Five-Year Global Fixed Income Portfolio	0.25%
DFA Intermediate Government Fixed Income Portfolio	0.10%
DFA Short-Term Extended Quality Portfolio	0.20%
DFA Inflation-Protected Securities Portfolio	0.10%
DFA Short-Term Municipal Bond Portfolio	0.20%

For the year ended October 31, 2009, the Feeder Funds’ and the Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio	0.095%
Enhanced U.S. Large Company Portfolio*	0.15%
U.S. Large Cap Value Portfolio	0.15%
U.S. Targeted Value Portfolio	0.25%
U.S. Small Cap Value Portfolio*	0.30%
U.S. Small Cap Portfolio*	0.32%
U.S. Micro Cap Portfolio*	0.40%
International Small Company Portfolio	0.40%
Japanese Small Company Portfolio	0.40%
Asia Pacific Small Company Portfolio	0.40%
United Kingdom Small Company Portfolio	0.40%
Continental Small Company Portfolio	0.40%
Emerging Markets Portfolio	0.40%
Emerging Markets Small Cap Portfolio	0.45%
DFA One-Year Fixed Income Portfolio**	0.10%
DFA Two-Year Global Fixed Income Portfolio**	0.10%

* Effective February 28, 2009, the Portfolio no longer invests substantially all of its assets in its respective Series. Instead, the Portfolio’s assets are managed directly in accordance with the Portfolio’s investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolio, and Dimensional, which previously was the manager of the Series’ assets. The investment advisory fee paid by the Portfolio is identical to the advisory fee that was charged to the Series.

** Effective October 23, 2009, the Portfolio no longer invests substantially all of its assets in its respective Series. Instead, the Portfolio’s assets are managed directly in accordance with the Portfolio’s investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolio, and Dimensional, which previously was the manager of the Series’ assets. The investment advisory fee paid by the Portfolio is identical to the advisory fee that was charged to the Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2010, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2009, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.15%	—	$617
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (2)	0.23%	—	—
U.S. Core Equity 2 Portfolio (2)	0.26%	—	—
U.S. Vector Equity Portfolio (2)	0.36%	—	—
T.A. U.S. Core Equity 2 Portfolio (2)	0.30%	—	—
International Core Equity Portfolio (2)	0.49%	—	—
T.A. World ex U.S. Core Equity Portfolio (3)	0.60%	$135	—
International Small Company Portfolio (4)	0.45%	—	—
Japanese Small Company Portfolio (4)	0.47%	—	—
Asia Pacific Small Company Portfolio (4)	0.47%	4	25
United Kingdom Small Company Portfolio (4)	0.47%	—	52
Continental Small Company Portfolio (4)	0.47%	11	—
DFA International Real Estate Securities Portfolio (5)	0.65%	—	—
DFA Global Real Estate Securities Portfolio (6)	0.55%	—	794
International Vector Equity Portfolio (5)	0.60%	17	28
Emerging Markets Core Equity Portfolio (5)	0.85%	—	—
DFA Selectively Hedged Global Fixed Income Portfolio (5)	0.25%	—	—
DFA Short-Term Extended Quality Portfolio (2)	0.22%	—	87
DFA Inflation-Protected Securities Portfolio (5)	0.20%	—	—
DFA Short-Term Municipal Bond Portfolio (7)	0.30%	—	—
DFA California Short-Term Municipal Bond Portfolio (5)	0.30%	—	—

Class R1 Shares
U.S. Targeted Value Portfolio (8)	0.62%	—	—

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery

Class R2 Shares
U.S. Targeted Value Portfolio (9)	0.77%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio’s direct and indirect expenses (including, for U.S. Large Company Portfolio, the expenses the Portfolio bears as a shareholder of its Master Fund) to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive all or a portion of the Portfolio’s advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly or indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.40% of the Portfolio’s average net assets on an annualized basis. The Advisor has also contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio’s other direct expenses (for International Small Company, not including expenses incurred through its investment in other investment companies) to the extent necessary to limit the direct expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of a Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(5) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive all or a portion of its administration fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above. The Advisor has voluntarily agreed to waive all or a portion of its administration fee to the extent necessary to limit the total administration fees paid by the Portfolio to the Advisor directly and indirectly (the proportionate share of the administration fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.35% of the Portfolio’s average net assets on an annualized basis.

(7) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio’s ordinary operating expenses (not including expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) up to the amount of its total advisory fee when its Portfolio Expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(8) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R1 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(9) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R2 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R2 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $197 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Company Portfolio	$ 67
Enhanced U.S. Large Company Portfolio	5
U.S. Large Cap Value Portfolio	143
U.S. Targeted Value Portfolio	32
U.S. Small Cap Value Portfolio	141
U.S. Core Equity 1 Portfolio	45
U.S. Core Equity 2 Portfolio	83
U.S. Vector Equity Portfolio	26
T.A. U.S. Core Equity 2 Portfolio	31
U.S. Small Cap Portfolio	60
U.S. Micro Cap Portfolio	72
DFA Real Estate Securities Portfolio	44
Large Cap International Portfolio	33
International Core Equity Portfolio	78
T.A. World ex U.S. Core Equity Portfolio	14
International Small Company Portfolio	96
Japanese Small Company Portfolio	3
Asia Pacific Small Company Portfolio	2
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	3
DFA International Real Estate Securities Portfolio	14
DFA Global Real Estate Securities Portfolio	6
DFA International Small Cap Value Portfolio	154
International Vector Equity Portfolio	5
Emerging Markets Portfolio	45
Emerging Markets Small Cap Portfolio	22
Emerging Markets Core Equity Portfolio	51
DFA One-Year Fixed Income Portfolio	196
DFA Two-Year Global Fixed Income Portfolio	182
DFA Selectively Hedged Global Fixed Income Portfolio	6
DFA Five-Year Government Portfolio	29
DFA Five-Year Global Fixed Income Portfolio	87
DFA Intermediate Government Fixed Income Portfolio	38
DFA Short-Term Extended Quality Portfolio	6
DFA Inflation-Protected Securities Portfolio	15
DFA Short-Term Municipal Bond Portfolio	29
DFA California Short-Term Municipal Bond Portfolio	5

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio*	$ 17,221	$ 27,607	$ 83,078	$ 27,487
U.S. Targeted Value Portfolio	—	—	651,247	191,035
U.S. Small Cap Value Portfolio*	—	—	1,103,537	1,218,825
U.S. Core Equity 1 Portfolio	—	—	586,197	112,979
U.S. Core Equity 2 Portfolio	—	—	1,096,280	112,471
U.S. Vector Equity Portfolio	—	—	336,346	98,773
T.A. U.S. Core Equity 2 Portfolio	—	—	752,211	56,631
U.S. Small Cap Portfolio*	—	—	499,660	383,415
U.S. Micro Cap Portfolio*	—	—	330,753	408,096
DFA Real Estate Securities Portfolio	—	—	348,104	34,556
Large Cap International Portfolio	—	—	139,779	187,901
International Core Equity Portfolio	—	—	1,054,265	123,079
T.A. World ex U.S. Core Equity Portfolio	—	—	280,810	24,082
DFA International Real Estate Securities Portfolio	—	—	260,673	23,908
DFA International Small Cap Value Portfolio	—	—	1,540,691	1,178,091
International Vector Equity Portfolio	—	—	143,899	13,463
Emerging Markets Core Equity Portfolio	—	—	468,871	108,517
DFA One-Year Fixed Income Portfolio**	47,152	21,008	30,615	30,326
DFA Two-Year Global Fixed Income Portfolio**	24,906	22,829	60,081	20,035
DFA Selectively Hedged Global Fixed Income Portfolio	62,928	17,676	265,145	35,804
DFA Five-Year Government Portfolio	720,934	842,124	—	—
DFA Five-Year Global Fixed Income Portfolio	586,954	972,316	1,525,274	1,181,228
DFA Intermediate Government Fixed Income Portfolio	264,518	102,492	—	—
DFA Short-Term Extended Quality Portfolio	19,968	—	345,149	4,257
DFA Inflation-Protected Securities Portfolio	353,068	31,714	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	658,802	—
DFA California Short-Term Municipal Bond Portfolio	—	—	116,165	7,876

*	For the period February 28, 2009 through October 31, 2009, during which the Portfolio invested directly in securities.

**	For the period October 23, 2009 through October 31, 2009, during which the Portfolio invested directly in securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to net realized gains on securities considered to be “passive foreign investment companies”, non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
U.S. Large Company Portfolio	$ (1,323)	$ (5)	$ 1,328
Enhanced U.S. Large Company Portfolio	(58,767)	1,300	57,467
U.S. Large Cap Value Portfolio	(61)	(908)	969
U.S. Targeted Value Portfolio	(43)	(11)	54
U.S. Small Cap Value Portfolio	(200,882)	24,540	176,342
U.S. Core Equity 1 Portfolio	—	(15)	15
U.S. Core Equity 2 Portfolio	(178)	128	50
U.S. Vector Equity Portfolio	—	(21)	21
T.A. U.S. Core Equity 2 Portfolio	—	(8)	8
U.S. Small Cap Portfolio	(47,334)	11,620	35,714
U.S. Micro Cap Portfolio	(147,324)	14,338	132,986
DFA Real Estate Securities Portfolio	(199)	188	11
Large Cap International Portfolio	—	1,258	(1,258)
International Core Equity Portfolio	—	2,161	(2,161)
T.A. World ex U.S. Core Equity Portfolio	13	109	(122)
International Small Company Portfolio	(8,890)	2,627	6,263
Japanese Small Company Portfolio	(3,671)	248	3,423
Asia Pacific Small Company Portfolio	(271)	33	238
United Kingdom Small Company Portfolio	(88)	9	79
Continental Small Company Portfolio	(272)	(50)	322
DFA International Real Estate Securities Portfolio	1,139	(885)	(254)
DFA Global Real Estate Securities Portfolio	227	(246)	19
DFA International Small Cap Value Portfolio	2,536	(1,818)	(718)
International Vector Equity Portfolio	13	(27)	14
Emerging Markets Portfolio	24,336	(3,340)	(20,996)
Emerging Markets Small Cap Portfolio	—	(181)	181
Emerging Markets Core Equity Portfolio	—	(303)	303
DFA One-Year Fixed Income Portfolio	(43,319)	20,846	22,473
DFA Two-Year Global Fixed Income Portfolio	(10,273)	34,785	(24,512)
DFA Selectively Hedged Global Fixed Income Portfolio	(9,435)	(6,232)	15,667
DFA Five-Year Global Fixed Income Portfolio	—	36,191	(36,191)
DFA Short-Term Extended Quality Portfolio	(27)	27	—
DFA Inflation-Protected Securities Portfolio	—	(65)	65

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio
2007	$ 55,847	—	$ 55,847
2008	67,060	—	67,060
2009	62,498	—	62,498

Enhanced U.S. Large Company Portfolio
2007	23,020	$ 1,991	25,011
2008	15,756	17,593	33,349
2009	19,564	—	19,564

U.S. Large Cap Value Portfolio
2007	105,066	146,660	251,726
2008	118,438	315,456	433,894
2009	130,238	—	130,238

U.S. Targeted Value Portfolio
2007	9,597	12,911	22,508
2008	9,084	14,001	23,085
2009	14,179	—	14,179

U.S. Small Cap Value Portfolio
2007	168,338	643,084	811,422
2008	73,038	747,955	820,993
2009	69,882	—	69,882

U.S. Core Equity 1 Portfolio
2007	15,517	1,000	16,517
2008	22,927	—	22,927
2009	31,598	—	31,598

U.S. Core Equity 2 Portfolio
2007	36,180	1,451	37,631
2008	48,004	—	48,004
2009	55,009	—	55,009

U.S. Vector Equity Portfolio
2007	13,979	—	13,979
2008	14,964	—	14,964
2009	16,454	—	16,454

T.A. U.S. Core Equity 2 Portfolio
2007	—	—	—
2008	4,648	—	4,648
2009	18,642	—	18,642

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Small Cap Portfolio
2007	$ 70,394	$144,164	$214,558
2008	35,218	173,651	208,869
2009	26,412	—	26,412

U.S. Micro Cap Portfolio
2007	109,408	344,357	453,765
2008	82,937	350,692	433,629
2009	57,816	—	57,816

DFA Real Estate Securities Portfolio
2007	65,631	77,963	143,594
2008	34,694	200,903	235,597
2009	95,934	—	95,934

Large Cap International Portfolio
2007	52,781	909	53,690
2008	54,328	28,913	83,241
2009	32,286	—	32,286

International Core Equity Portfolio
2007	40,770	205	40,975
2008	85,639	17,053	102,692
2009	77,469	—	77,469

T.A. World ex U.S. Core Equity Portfolio
2008	1,192	—	1,192
2009	10,761	—	10,761

International Small Company Portfolio
2007	147,606	139,397	287,003
2008	167,345	279,890	447,235
2009	81,118	—	81,118

Japanese Small Company Portfolio
2007	2,759	—	2,759
2008	3,574	—	3,574
2009	2,426	—	2,426

Asia Pacific Small Company Portfolio
2007	3,089	—	3,089
2008	4,433	—	4,433
2009	2,724	—	2,724

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
United Kingdom Small Company Portfolio
2007	$ 1,360	$ 1,153	—	$ 2,513
2008	1,227	1,311	$ 19	2,557
2009	658	—	—	658

Continental Small Company Portfolio
2007	3,386	2,271	—	5,657
2008	4,326	6,764	97	11,187
2009	2,087	—	—	2,087

DFA International Real Estate Securities Portfolio
2007	2,768	—	—	2,768
2008	19,791	—	—	19,791
2009	11,227	—	—	11,227

DFA Global Real Estate Securities Portfolio
2008	—	—	—	—
2009	2,370	—	—	2,370

DFA International Small Cap Value Portfolio
2007	218,066	401,394	—	619,460
2008	318,023	534,468	—	852,491
2009	108,717	25,188	—	133,905

International Vector Equity Portfolio
2008	—	—	—	—
2009	3,671	—	—	3,671

Emerging Markets Portfolio
2007	54,872	23,352	—	78,224
2008	70,205	128,306	—	198,511
2009	36,673	23,932	—	60,605

Emerging Markets Small Cap Portfolio
2007	21,595	53,499	—	75,094
2008	32,090	83,686	—	115,776
2009	16,832	—	—	16,832

Emerging Markets Core Equity Portfolio
2007	26,413	1,966	—	28,379
2008	42,769	5,265	204	48,238
2009	29,028	—	—	29,028

DFA One-Year Fixed Income Portfolio
2007	149,471	—	—	149,471
2008	102,391	—	—	102,391
2009	72,237	—	—	72,237

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
DFA Two-Year Global Fixed Income Portfolio
2007	$ 78,938	—	—	$ 78,938
2008	99,528	$ 296	—	99,824
2009	137,717	—	—	137,717

DFA Selectively Hedged Global Fixed Income Portfolio
2008	—	—	$ 68	68
2009	—	—	—	—

DFA Five-Year Government Portfolio
2007	49,378	—	—	49,378
2008	38,626	—	—	38,626
2009	25,750	—	—	25,750

DFA Five-Year Global Fixed Income Portfolio
2007	60,967	—	—	60,967
2008	96,473	—	5,349	101,822
2009	61,945	—	—	61,945

DFA Intermediate Government Fixed Income Portfolio
2007	46,222	310	—	46,532
2008	59,933	112	—	60,045
2009	56,385	6,325	—	62,710

DFA Short-Term Extended Quality Portfolio
2009	4,322	—	—	4,322

DFA Inflation-Protected Securities Portfolio
2007	2,996	—	—	2,996
2008	19,588	—	—	19,588
2009	4,088	364	—	4,452

DFA Short-Term Municipal Bond Portfolio
2007	24,969	—	—	24,969
2008	18,834	—	—	18,834
2009	20,942	—	—	20,942

DFA California Short-Term Municipal Bond Portfolio
2007	1,116	—	—	1,116
2008	3,577	—	—	3,577
2009	4,256	—	—	4,256

At October 31, 2009, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
T.A. World ex U.S. Core Equity Portfolio	$ 30	—	$ 30
DFA International Real Estate Securities Portfolio	1,139	—	1,139
DFA Global Real Estate Securities Portfolio	319	—	319
DFA International Small Cap Value Portfolio	2,537	—	2,537
International Vector Equity Portfolio	29	—	29
Emerging Markets Portfolio	3,546	$2,984	6,530

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
U.S. Large Company Portfolio	$ 7,182	—	$(213,037)	$(205,855)
Enhanced U.S. Large Company Portfolio	328	—	(107,961)	(107,633)
U.S. Large Cap Value Portfolio	13,684	—	(2,441,394)	(2,427,710)
U.S. Targeted Value Portfolio	1,248	—	(82,714)	(81,466)
U.S. Small Cap Value Portfolio	2,747	—	(574,282)	(571,535)
U.S. Core Equity 1 Portfolio	419	—	(82,131)	(81,712)
U.S. Core Equity 2 Portfolio	777	—	(94,753)	(93,976)
U.S. Vector Equity Portfolio	1,903	—	(94,679)	(92,776)
T.A. U.S. Core Equity 2 Portfolio	3,092	—	(49,818)	(46,726)
U.S. Small Cap Portfolio	3,710	—	(380,659)	(376,949)
U.S. Micro Cap Portfolio	2,984	—	(515,046)	(512,062)
DFA Real Estate Securities Portfolio	8,242	—	(138,089)	(129,847)
Large Cap International Portfolio	7,702	—	(154,396)	(146,694)
International Core Equity Portfolio	3,803	—	(98,253)	(94,450)
T.A. World ex U.S. Core Equity Portfolio	1,785	—	(9,680)	(7,895)
International Small Company Portfolio	22,490	—	(227,832)	(205,342)
Japanese Small Company Portfolio	787	—	(78,684)	(77,897)
Asia Pacific Small Company Portfolio	932	—	(38,642)	(37,710)
United Kingdom Small Company Portfolio	192	—	(3,008)	(2,816)
Continental Small Company Portfolio	402	—	(24,183)	(23,781)
DFA International Real Estate Securities Portfolio	71,386	—	(48,084)	23,302
DFA Global Real Estate Securities Portfolio	4,924	—	—	4,924
DFA International Small Cap Value Portfolio	32,551	—	(32,601)	(50)
International Vector Equity Portfolio	720	—	(3,383)	(2,663)
Emerging Markets Portfolio	5,734	$29,774	—	35,508
Emerging Markets Small Cap Portfolio	2,699	—	(37,102)	(34,403)
Emerging Markets Core Equity Portfolio	6,737	—	(89,395)	(82,658)
DFA One-Year Fixed Income Portfolio	3,526	—	(651)	2,875
DFA Two-Year Global Fixed Income Portfolio	42,421	3,896	—	46,317
DFA Selectively Hedged Global Fixed Income Portfolio	—	230	—	230
DFA Five-Year Government Portfolio	11,738	—	—	11,738

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA Five-Year Global Fixed Income Portfolio	$45,563	—	$(5,372)	$40,191
DFA Intermediate Government Fixed Income Portfolio	10,456	$5,453	—	15,909
DFA Short-Term Extended Quality Portfolio	1,345	—	—	1,345
DFA Inflation-Protected Securities Portfolio	6,370	—	(774)	5,596
DFA Short-Term Municipal Bond Portfolio	1,836	—	(17)	1,819
DFA California Short-Term Municipal Bond Portfolio	359	—	—	359

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2010	2011	2012	2013	2014	2015	2016	2017	Total
U.S. Large Company Portfolio	—	$27,798	—	$5,485	$8,867	—	$86,015	$84,872	$213,037
Enhanced U.S. Large Company Portfolio	—	—	—	—	—	—	107,961	—	107,961
U.S. Large Cap Value Portfolio	—	—	—	—	—	—	—	2,441,394	2,441,394
U.S. Targeted Value Portfolio	—	—	—	—	—	—	998	81,716	82,714
U.S. Small Cap Value Portfolio	—	—	—	—	—	—	371,018	203,264	574,282
U.S. Core Equity 1 Portfolio	—	—	—	—	—	$3,266	18,644	60,221	82,131
U.S. Core Equity 2 Portfolio	—	—	—	—	—	15,562	42,181	37,010	94,753
U.S. Vector Equity Portfolio	—	—	—	—	—	1,759	12,704	80,216	94,679
T.A. U.S. Core Equity 2 Portfolio	—	—	—	—	—	310	6,972	42,536	49,818
U.S. Small Cap Portfolio	—	—	—	—	—	—	380,119	540	380,659
U.S. Micro Cap Portfolio	—	—	—	—	—	—	453,532	61,514	515,046
DFA Real Estate Securities Portfolio	—	—	—	—	—	—	81,911	56,178	138,089
Large Cap International Portfolio	—	—	—	—	—	—	19,004	135,392	154,396
International Core Equity Portfolio	—	—	—	—	—	—	10,739	87,514	98,253
T.A. World ex U.S. Core Equity Portfolio	—	—	—	—	—	—	2,250	7,430	9,680
International Small Company Portfolio	—	—	—	—	—	—	133,454	94,378	227,832
Japanese Small Company Portfolio	$4,453	19,912	$3,801	3,055	2,451	8,003	23,057	13,952	78,684
Asia Pacific Small Company Portfolio	—	5,837	1,150	907	864	—	21,680	8,204	38,642
United Kingdom Small Company Portfolio	—	—	—	—	—	—	1,020	1,988	3,008
Continental Small Company Portfolio	—	—	—	—	—	—	16,959	7,224	24,183
DFA International Real Estate Securities Portfolio	—	—	—	—	—	46	13,446	34,592	48,084
DFA International Small Cap Value Portfolio	—	—	—	—	—	—	—	32,601	32,601
International Vector Equity Portfolio	—	—	—	—	—	—	27	3,356	3,383
Emerging Markets Small Cap Portfolio	—	—	—	—	—	—	21,881	15,221	37,102
Emerging Markets Core Equity Portfolio	—	—	—	—	—	—	62,950	26,445	89,395
DFA One-Year Fixed Income Portfolio	—	—	—	—	—	—	651	—	651
DFA Five-Year Global Fixed Income Portfolio	—	—	—	—	309	—	5,063	—	5,372
DFA Inflation Protected Securities Portfolio	—	—	—	—	—	—	—	774	774
DFA Short-Term Municipal Bond Portfolio	—	—	17	—	—	—	—	—	17

During the year ended October 31, 2009, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$8,177
DFA One-Year Fixed Income Portfolio	29,277
DFA Two-Year Global Fixed Income Portfolio	22,911
DFA Five-Year Government Portfolio	19,566
DFA Five-Year Global Fixed Income Portfolio	32,624
DFA California Short-Term Municipal Bond Portfolio	23

For the year ended October 31, 2009, the Japanese Small Company Portfolio had capital loss carryforward expirations of $3,508 (in thousands).

Some of the Portfolios’ investments and investments held by the Master Funds are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2009, the following Portfolios had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the Year Ended October 31, 2009, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
Large Cap International Portfolio	$1,808	—
International Core Equity Portfolio	638	$838
T.A. World ex U.S. Core Equity Portfolio	—	25
International Small Company Portfolio	8,444	574
Japanese Small Company Portfolio	117	—
Asia Pacific Small Company Portfolio	684	—
United Kingdom Small Company Portfolio	20	9
Continental Small Company Portfolio	403	—
DFA International Real Estate Securities Portfolio	47,294	56
DFA International Small Cap Value Portfolio	20,585	2,797
Emerging Markets Small Cap Portfolio	354	—
Emerging Markets Core Equity Portfolio	4	—

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Company Portfolio	$2,877,782	$352,056	$(510,130)	$(158,074)
Enhanced U.S. Large Company Portfolio	165,749	1,894	(21)	1,873
U.S. Large Cap Value Portfolio	4,959,196	1,012,620	(107,145)	905,475
U.S. Targeted Value Portfolio	1,875,678	182,315	(281,563)	(99,248)
U.S. Small Cap Value Portfolio	7,359,688	856,341	(1,648,779)	(792,438)
U.S. Core Equity 1 Portfolio	2,487,529	139,350	(368,611)	(229,261)
U.S. Core Equity 2 Portfolio	4,990,297	260,228	(923,665)	(663,437)
U.S. Vector Equity Portfolio	1,627,456	92,281	(324,960)	(232,679)
T.A. U.S. Core Equity 2 Portfolio	1,617,600	164,083	(133,301)	30,782
U.S. Small Cap Portfolio	3,056,739	463,996	(541,196)	(77,200)
U.S. Micro Cap Portfolio	3,478,151	656,832	(865,370)	(208,538)
DFA Real Estate Securities Portfolio	3,157,842	143,598	(577,621)	(434,023)
Large Cap International Portfolio	1,527,916	270,759	(198,633)	72,126
International Core Equity Portfolio	4,716,225	295,954	(648,610)	(352,656)
T.A. World ex U.S. Core Equity Portfolio	614,254	134,993	(28,279)	106,714
International Small Company Portfolio	4,311,177	727,413	(762,875)	(35,462)
Japanese Small Company Portfolio	203,529	52,585	(141,999)	(89,414)
Asia Pacific Small Company Portfolio	$95,452	$61,222	$(54,768)	$6,454

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
United Kingdom Small Company Portfolio	30,650	20,946	(23,724)	(2,778)
Continental Small Company Portfolio	113,305	64,204	(66,524)	(2,320)
DFA International Real Estate Securities Portfolio	1,136,799	11,976	(280,322)	(268,346)
DFA Global Real Estate Securities Portfolio	407,508	32,225	(7,205)	25,020
DFA International Small Cap Value Portfolio	8,155,491	1,022,184	(1,688,444)	(666,260)
International Vector Equity Portfolio	248,248	60,999	(6,848)	54,151
Emerging Markets Portfolio	1,011,811	1,037,753	(82,480)	955,273
Emerging Markets Small Cap Portfolio	856,324	358,008	(79,893)	278,115
Emerging Markets Core Equity Portfolio	2,301,604	614,169	(166,439)	447,730
DFA One-Year Fixed Income Portfolio	5,126,966	19,644	(744)	18,900
DFA Two-Year Global Fixed Income Portfolio	5,172,582	38,592	(595)	37,997
DFA Selectively Hedged Global Fixed Income Portfolio	299,331	4,281	(308)	3,973
DFA Five-Year Government Portfolio	968,275	31,245	(2,998)	28,247
DFA Five-Year Global Fixed Income Portfolio	3,961,945	170,703	11,863	182,566
DFA Intermediate Government Fixed Income Portfolio	1,366,863	103,431	(391)	103,040
DFA Short-Term Extended Quality Portfolio	365,573	11,120	(31)	11,089
DFA Inflation-Protected Securities Portfolio	737,599	30,004	246	30,250
DFA Short-Term Municipal Bond Portfolio	1,144,069	19,233	(1,363)	17,870
DFA California Short-Term Municipal Bond Portfolio	204,398	4,000	(441)	3,559

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio’s tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On October 22, 2008, The U.S. Micro Cap Series and The U.S. Small Cap Value Series and on October 25, 2008 The U.S. Small Cap Series, each a master fund in a RIC/RIC master-feeder structure, each with a RIC feeder (“the Portfolios”), having 100% investment in their respective master fund, have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, each master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owners, the respective portfolios (the RIC feeders), with the respective portfolios deemed the surviving entities. The final tax year end of the Master Funds was October 21, 2008 for The U.S. Micro Cap Series and The U.S. Small Cap Value Series and October 24, 2008 for The U.S. Small Cap Series. For Federal income tax purposes, pursuant to Code §337(a), each of the master funds recognizes no gain or loss and, pursuant to Code §332(a), each of the Portfolios recognizes no gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), each of the aforementioned Portfolios has recognized the master fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, each of the Portfolios will maintain each respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the ”Check the Box“ election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund’s net assets or net asset value per share.

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA U.S. Large Cap Value Portfolio	$(606,345)	$606,345
DFA U.S. Large Cap Value Portfolio II	(10,872)	10,872
DFA U.S. Large Cap Value Portfolio III	(139,353)	139,353
LWAS/DFA U.S. High Book To Market Portfolio	(7,793)	7,793

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

On November 1, 2008, The Enhanced U.S. Large Company Series, a master fund in a RIC/RIC master-feeder structure and The Enhanced U.S. Large Company Portfolio (“the Portfolio”), having 100% investment in its respective master fund, made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change the Series’ federal entity classification from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, the master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owner, the Portfolio, with the Portfolio deemed the surviving entity. The final tax year end of the Master Fund was October 31, 2008. For Federal income tax purposes, pursuant to Code §337(a), the Master Fund did not recognize any gain or loss and, pursuant to Code §332(a), the Portfolio did not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), the Portfolio has recognized the Master Fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, the Portfolio will maintain its respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

On November 1, 2008, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, each a master fund in a RIC/RIC master-feeder structure with RIC feeders, underlying fund of fund investors (Two-Year Global Fixed Income Series) and other direct client investor(s), have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. As a result of this election, for tax purposes, the Master Funds are deemed to have distributed all of their assets and liabilities to their shareholders in liquidation of the Master Fund. Since each Master Fund has a shareholder owning 80% or more of the fund’s shares and also has shareholders owning less than 80%, each fund’s respective transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332 for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to newly formed partnerships. The final tax year end of the Master Funds was October 31, 2008.

For federal income tax purposes, pursuant to IRC §332(a), the DFA One-Year Fixed Income Portfolio and the DFA Two-Year Global Fixed Income Portfolio, having a more than 80% investment in its respective master fund, will not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the Master Fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to IRC §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the Master Fund. However, any security distributed in satisfaction of the Master Fund’s final dividend would have a basis equal to its fair market value and would be deemed acquired on the liquidation date.

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares

U.S. Targeted Value Portfolio
Class R1 Shares*
Shares Issued	$7,979	1,266	$41,494	4,172	N/A	N/A
Shares Issued in Lieu of Cash Distributions	423	64	351	36	N/A	N/A
Shares Redeemed	(5,207)	(844)	(7,142)	(761)	N/A	N/A

Net Increase (Decrease) — Class R1 Shares	$3,195	486	$34,703	3,447	N/A	N/A

Class R2 Shares**
Shares Issued	$1,638	210	$3,032	306	N/A	N/A
Shares Issued in Lieu of Cash Distributions	27	4	10	1	N/A	N/A
Shares Redeemed	(626)	(85)	(799)	(88)	N/A	N/A

Net Increase (Decrease) — Class R2 Shares	$1,039	129	$2,243	219	N/A	N/A

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares

U.S. Targeted Value Portfolio
Institutional Class Shares
Shares Issued	$840,965	86,986	$930,939	66,970	$500,717	28,579
Shares Issued in Lieu of Cash Distributions	13,191	1,374	20,933	1,410	18,152	1,060
Shares Redeemed	(419,657)	(43,424)	(327,204)	(24,350)	(110,437)	(6,247)

Net Increase
(Decrease) — Institutional Class Shares	$434,499	44,936	$624,668	44,030	$408,432	23,392

*	Class R1 Shares commenced operations on January 31, 2008.

**	Class R2 Shares commenced operations on June 30, 2008.

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2. Treasury Inflation-Protected Securities (TIPS): The DFA Inflation-Protected Securities Portfolio may purchase TIPS which are securities issued by the U.S. Treasury. Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the Portfolio may be irregular. In addition, the current market value of inflation-protected securities is not guaranteed and will fluctuate.

3. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

4. Forward Currency Contracts: The Enhanced U.S. Large Company Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio

and DFA Short-Term Extended Quality Portfolio may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolios as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2009, the Portfolios had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

Enhanced U.S. Large Company Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/18/09	4,648	Canadian Dollar	$ 4,364	$ 4,296	$ 68
11/18/09	2,162	Euro	3,198	3,182	16
11/18/09	6,200	Pound Sterling	10,129	10,174	(45)

			$17,691	$17,652	$ 39

DFA Two-Year Global Fixed Income Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/06/09	142,065	Euro	$212,339	$209,067	$3,272
11/18/09	198,938	Canadian Dollar	187,075	183,855	3,220
11/18/09	144,042	Euro	213,086	211,970	1,116
11/18/09	112,239	Pound Sterling	183,461	184,189	(728)

			$795,961	$789,081	$6,880

DFA Selectively Hedged Global Fixed Income Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/18/09	18,062	Canadian Dollar	$16,948	$16,692	$256

DFA Five-Year Global Fixed Income Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/09/09	17,858,616	Japanese Yen	$196,481	$198,406	$(1,925)
11/13/09	17,553,714	Japanese Yen	191,063	195,023	(3,960)
11/13/09	119,009	Pound Sterling	194,496	195,305	(809)
11/13/09	4,438	Pound Sterling	7,323	7,284	39
11/23/09	123,425	Pound Sterling	203,599	202,540	1,059

			$792,962	$798,558	$(5,596)

*During the year ended October 31, 2009, the Portfolios had limited activity in these transactions.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

5. Futures Contracts: Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Additionally, the Enhanced U.S. Large Company Portfolio uses stock index futures to hedge against changes in equity securities’ prices in the normal course of pursuing its investment objectives. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2009, the following Portfolio had outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)
Enhanced U.S. Large Company Portfolio	S&P 500 Index®	12/18/2009	620*	$160,115	$1,705

Enhanced Securities have been segregated as collateral for open futures contracts.

*Outstanding contracts on futures at year end October 31, 2009 are indicative of the volume of activity during the year.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Portfolios’ derivative instrument holdings for the year ended October 31, 2009.

The following is a summary of the location of derivatives on the Portfolios’ Statements of Assets and Liabilities as of October 31, 2009:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign exchange contracts	Unrealized Gain on Forward Currency Contracts	Unrealized Loss on Forward Currency Contracts

Equity contracts		Payables: Futures Margin Variation

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2009 (amounts in thousands):

		Asset Derivatives Value
	Total Value at October 31, 2009	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$1,789	$ 84	$1,705*
DFA Two-Year Global Fixed Income Portfolio	7,608	7,608	—
DFA Selectively Hedged Global Fixed Income Portfolio	256	256	—
DFA Five-Year Global Fixed Income Portfolio	1,098	1,098	—

		Liability Derivatives Value
	Total Value at October 31, 2009	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$ 45	$ 45	—
DFA Two-Year Global Fixed Income Portfolio	728	728	—
DFA Five-Year Global Fixed Income Portfolio	6,694	6,694	—

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Portfolios’ Statements of Operations of realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Foreign exchange contracts	Net Realized Gain (Loss) on: Foreign Currency Transactions Change in Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency Denominated Amounts

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$25,521	$(229)	$25,750
U.S. Targeted Value Portfolio*	(823)	—	(823)
U.S. Small Cap Value Portfolio*	570	—	570
U.S. Core Equity 1 Portfolio*	683	—	683
U.S. Core Equity 2 Portfolio*	3,212	—	3,212
U.S. Vector Equity Portfolio*	407	—	407
T.A. U.S. Core Equity 2 Portfolio*	(854)	—	(854)
DFA Real Estate Securities Portfolio*	(1,065)	—	(1,065)
Large Cap International Portfolio*	919	—	919

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
International Core Equity Portfolio*	$ (2,556)	—	$(2,556)
T.A. World ex U.S. Core Equity Portfolio*	(660)	—	(660)
DFA International Real Estate Securities Portfolio*	234	—	234
DFA International Small Cap Value Portfolio*	(9,031)	—	(9,031)
International Vector Equity Portfolio*	(232)	—	(232)
Emerging Markets Core Equity Portfolio*	(873)	—	(873)
DFA Two-Year Global Fixed Income Portfolio	(3,286)	$ (3,286)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(37)	(37)	—
DFA Five-Year Global Fixed Income Portfolio	(63,248)	(63,248)	—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$ 1,744	$ 39	$1,705
U.S. Targeted Value Portfolio*	(3)	—	(3)
U.S. Core Equity 1 Portfolio*	(2)	—	(2)
U.S. Core Equity 2 Portfolio*	(1)	—	(1)
T.A. U.S. Core Equity 2 Portfolio*	(1)	—	(1)
DFA Real Estate Securities Portfolio*	(10)	—	(10)
International Core Equity Portfolio*	(15)	—	(15)
T.A. World ex U.S. Core Equity Portfolio*	(1)	—	(1)
DFA International Small Cap Value Portfolio*	(28)	—	(28)
International Vector Equity Portfolio*	(1)	—	(1)
Emerging Markets Core Equity Portfolio*	(4)	—	(4)
DFA Two-Year Global Fixed Income Portfolio	6,880	6,880	—
DFA Selectively Hedged Global Fixed Income Portfolio	262	262	—
DFA Five-Year Global Fixed Income Portfolio	(4,167)	(4,167)	—

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Portfolios had limited activity in these transactions.

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Targeted Value Portfolio	1.95%	$1,732	1	—	$ 1,732
U.S. Small Cap Value Portfolio	1.99%	9,824	18	$10	24,299
U.S. Core Equity 1 Portfolio	1.99%	2,842	20	3	12,148
U.S. Vector Equity Portfolio	2.25%	4,672	20	6	14,819
T.A. U.S. Core Equity 2 Portfolio	2.05%	3,160	17	3	12,832
U.S. Small Cap Portfolio	2.06%	7,934	20	9	27,804
U.S. Micro Cap Portfolio	1.87%	4,049	21	4	22,530
DFA Real Estate Securities Portfolio	1.90%	3,088	20	3	6,865
DFA Global Real Estate Securities Portfolio	1.99%	110	14	—	263

At October 31, 2009, U.S. Small Cap Value Portfolio had a loan outstanding in the amount of $6,072 (in thousands).

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Large Cap International Portfolio	0.95%	$3,702	39	$ 4	$14,855
International Core Equity Portfolio	0.96%	7,333	27	5	19,021
T.A. World ex U.S. Core Equity Portfolio	0.89%	3,108	30	2	8,114
International Small Company Portfolio	0.92%	3,301	45	4	9,459
DFA International Real Estate Securities Portfolio	0.94%	855	17	—	2,591
DFA International Small Cap Value Portfolio	0.93%	6,909	53	9	22,578
International Vector Equity Portfolio	0.95%	971	30	1	2,875
Emerging Markets Core Equity Portfolio	0.94%	3,107	56	5	12,568

At October 31, 2009, International Small Company Portfolio and DFA International Small Cap Value Portfolio had loans outstanding in the amounts of $1,970 and $6,784 (in thousands), respectively.

J. Securities Lending:

As of October 31, 2009, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios’ investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:
The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the U.S. Targeted Value Portfolio Class R1 and Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

In accordance with guidelines described in the Portfolios’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, the Emerging Markets Portfolio realized net gains of in-kind redemptions in the amount of $17,805 (amount in thousands).

During the period ended October 31, 2008, the following Portfolios realized net gains of in-kind redemptions (amounts in thousands):

Large Cap International Portfolio	$14,987
International Core Equity Portfolio	7,590
Emerging Markets Core Equity Portfolio	1,902

N. Other:

At October 31, 2009, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio — Institutional Class Shares	2	59%
Enhanced U.S. Large Company Portfolio — Institutional Class Shares	3	81%
U.S. Large Cap Value Portfolio — Institutional Class Shares	3	75%
U.S. Targeted Value Portfolio — Class R1 Shares	1	97%
U.S. Targeted Value Portfolio — Class R2 Shares	1	89%
U.S. Targeted Value Portfolio — Institutional Class Shares	2	59%
U.S. Small Cap Value Portfolio — Institutional Class Shares	2	52%
U.S. Core Equity 1 Portfolio — Institutional Class Shares	3	62%
U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	67%
U.S. Vector Equity Portfolio — Institutional Class Shares	4	89%
T.A. U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	93%
U.S. Small Cap Portfolio — Institutional Class Shares	3	53%
U.S. Micro Cap Portfolio — Institutional Class Shares	2	55%
DFA Real Estate Securities Portfolio — Institutional Class Shares	3	72%
Large Cap International Portfolio — Institutional Class Shares	2	76%
International Core Equity Portfolio — Institutional Class Shares	3	69%
T.A. World ex U.S. Core Equity Portfolio — Institutional Class Shares	3	92%
International Small Company Portfolio — Institutional Class Shares	2	51%
Japanese Small Company Portfolio — Institutional Class Shares	3	68%
Asia Pacific Small Company Portfolio — Institutional Class Shares	2	68%
United Kingdom Small Company Portfolio — Institutional Class Shares	2	86%
Continental Small Company Portfolio — Institutional Class Shares	2	63%
DFA International Real Estate Securities Portfolio — Institutional Class Shares .	3	82%
DFA Global Real Estate Securities Portfolio — Institutional Class Shares	2	87%
DFA International Small Cap Value Portfolio — Institutional Class Shares	2	49%
International Vector Equity Portfolio — Institutional Class Shares	3	92%
Emerging Markets Portfolio — Institutional Class Shares	2	56%
Emerging Markets Small Cap Portfolio — Institutional Class Shares	1	34%
Emerging Markets Core Equity Portfolio — Institutional Class Shares	3	79%
DFA One-Year Fixed Income Portfolio — Institutional Class Shares	2	60%
DFA Two-Year Global Fixed Income Portfolio — Institutional Class Shares	3	81%
DFA Selectively Hedged Global Fixed Income Portfolio — Institutional Class Shares	4	96%
DFA Five-Year Government Portfolio — Institutional Class Shares	3	77%
DFA Five-Year Global Fixed Income Portfolio — Institutional Class Shares	3	74%
DFA Intermediate Government Fixed Income Portfolio — Institutional Class Shares	2	75%
DFA Short-Term Extended Quality Portfolio — Institutional Class Shares	4	86%
DFA Inflation-Protected Securities Portfolio — Institutional Class Shares	3	81%
DFA Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	82%
DFA California Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	96%

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On December 18, 2009, the Board of Directors of DFA Investment Dimensions Group Inc., on behalf of the U.S. Large Company Portfolio (the “Large Company Portfolio”), approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”), under which the Large Company Portfolio will be reorganized with and into the U.S. Large Company Institutional Index Portfolio (the “Large Company Institutional Portfolio”), a portfolio of Dimensional Investment Group Inc. Under the Plan of Reorganization, the Large Company Portfolio will transfer substantially all of its assets to the Large Company Institutional Portfolio in exchange solely for shares of the Large Company Institutional Portfolio (the “Reorganization”), which will be distributed to shareholders of the Large Company Portfolio according to their interests held in the Large Company Portfolio immediately prior to the Reorganization. As soon as practicable thereafter, the Large Company Portfolio will be liquidated and dissolved.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, T.A. World ex U.S. Core Equity Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians, brokers, and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and July 8, 2009, DFA Investment Dimensions Group Inc. (“DFAIDG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAIDG and the Portfolios, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolios approved each of the applicable proposals for DFAIDG and the Portfolios presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAIDG

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DFAIDG*
1a	David G. Booth	5,100,343,281	93.94%	—	0.00%	328,971,623	6.06%			81.55%	0.00%	5.26%
1b	George M. Constantinides	5,105,280,301	94.03%	—	0.00%	324,034,602	5.97%			81.63%	0.00%	5.18%
1c	John P. Gould	5,100,584,112	93.95%	—	0.00%	328,730,791	6.05%			81.55%	0.00%	5.26%
1d	Roger G. Ibbotson	5,105,426,112	94.03%	—	0.00%	323,888,792	5.97%			81.63%	0.00%	5.18%
1e	Robert C. Merton	5,107,268,900	94.07%	—	0.00%	322,046,003	5.93%			81.66%	0.00%	5.15%
1f	Myron S. Scholes	5,104,997,961	94.03%	—	0.00%	324,316,942	5.97%			81.62%	0.00%	5.19%
1g	Eduardo A. Repetto	5,094,783,848	93.84%	—	0.00%	334,531,055	6.16%			81.46%	0.00%	5.35%
1h	Abbie J. Smith	5,100,861,923	93.95%	—	0.00%	328,452,981	6.05%			81.55%	0.00%	5.25%

	Shares Voted						Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DFAIDG*	3,385,698,613	93.83%	43,557,844	1.21%	179,189,489	4.97%	54.13%	0.70%	4.97%

*	Results are for all Portfolios within DFAIDG

U.S. Large Company Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	40,430,126	80.58%	1,516,358	3.02%	8,224,375	16.39%	47.41%	1.78%	9.64%
5b	Making Loans	40,467,481	80.66%	1,486,422	2.96%	8,216,956	16.38%	47.46%	1.74%	9.64%
5c	Investments in Real Estate	41,229,199	82.18%	716,953	1.43%	8,224,707	16.39%	48.35%	0.84%	9.65%
5d	Investments in Commodities	40,474,610	80.67%	1,471,256	2.93%	8,224,993	16.39%	47.46%	1.73%	9.65%
5e	Diversification of Investments	40,673,446	81.07%	1,282,998	2.56%	8,214,415	16.37%	47.70%	1.50%	9.63%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	40,286,840	80.30%	1,636,196	3.26%	8,247,823	16.44%	47.24%	1.92%	9.67%
6b	Purchasing Securities on Margin	40,249,338	80.22%	1,678,831	3.35%	8,242,690	16.43%	47.20%	1.97%	9.67%
6c	Investing in Restricted or Illiquid Securities	40,254,755	80.24%	1,673,457	3.34%	8,242,647	16.43%	47.21%	1.96%	9.67%
6d	Investing for the Purpose of Exercising Control	40,412,651	80.55%	1,506,361	3.00%	8,251,847	16.45%	47.39%	1.77%	9.68%
6e	Investing in Other Investment Companies	40,411,300	80.55%	1,514,178	3.02%	8,245,381	16.43%	47.39%	1.78%	9.67%
6f	Management Ownership of Securities of an Issuer	40,509,353	80.74%	1,400,147	2.79%	8,261,359	16.47%	47.51%	1.64%	9.69%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	40,571,084	80.87%	1,360,203	2.71%	8,239,572	16.42%	47.58%	1.60%	9.66%
6h	Investing in Securities of Unseasoned Issuers	40,332,047	80.39%	1,592,824	3.17%	8,245,988	16.44%	47.30%	1.87%	9.67%
6i	Investing in Warrants	40,461,757	80.65%	1,435,624	2.86%	8,273,478	16.49%	47.45%	1.68%	9.70%
6j	Writing or Acquiring Options	40,450,447	80.63%	1,454,481	2.90%	8,265,931	16.48%	47.44%	1.71%	9.69%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	41,387,142	82.49%	542,566	1.08%	8,241,151	16.43%	48.53%	0.64%	9.66%

Enhanced U.S. Large Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	15,387,271	56.14%	40,860	0.15%	394,026	1.44%	11,586,812	42.27%	56.13%	0.15%	1.44%
5b	Making Loans	15,381,417	56.12%	50,690	0.18%	390,050	1.42%	11,586,812	42.27%	56.11%	0.18%	1.42%
5c	Investments in Real Estate	15,387,025	56.14%	44,866	0.16%	390,266	1.42%	11,586,812	42.27%	56.13%	0.16%	1.42%
5d	Investments in Commodities	15,365,625	56.06%	66,266	0.24%	390,266	1.42%	11,586,812	42.27%	56.05%	0.24%	1.42%
5e	Diversification of Investments	15,392,316	56.16%	39,575	0.14%	390,266	1.42%	11,586,812	42.27%	56.15%	0.14%	1.42%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	15,381,129	56.12%	45,153	0.16%	395,875	1.44%	11,586,812	42.27%	56.11%	0.16%	1.44%
6b	Purchasing Securities on Margin	15,384,140	56.13%	42,142	0.15%	395,875	1.44%	11,586,812	42.27%	56.12%	0.15%	1.44%
6d	Investing for the Purpose of Exercising Control	15,381,129	56.12%	45,153	0.16%	395,875	1.44%	11,586,812	42.27%	56.11%	0.16%	1.44%
6e	Investing in Other Investment Companies	15,372,610	56.09%	42,874	0.16%	406,673	1.48%	11,586,812	42.27%	56.08%	0.16%	1.48%
6f	Management Ownership of Securities of an Issuer	15,373,342	56.09%	42,142	0.15%	406,673	1.48%	11,586,812	42.27%	56.08%	0.15%	1.48%
6h	Investing in Securities of Unseasoned Issuers	15,370,330	56.08%	50,977	0.19%	400,850	1.46%	11,586,812	42.27%	56.07%	0.19%	1.46%
6i	Investing in Warrants	15,375,621	56.10%	45,686	0.17%	400,850	1.46%	11,586,812	42.27%	56.09%	0.17%	1.46%

U.S. Large Cap Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	172,893,840	88.81%	7,186,773	3.69%	14,599,592	7.50%	46.64%	1.94%	3.94%
5b	Making Loans	172,791,986	88.76%	7,254,169	3.73%	14,634,050	7.52%	46.61%	1.96%	3.95%
5c	Investments in Real Estate	175,160,321	89.97%	4,984,199	2.56%	14,535,685	7.47%	47.25%	1.34%	3.92%
5d	Investments in Commodities	173,112,100	88.92%	7,020,863	3.61%	14,547,242	7.47%	46.70%	1.89%	3.92%
5e	Diversification of Investments	174,205,973	89.48%	6,003,329	3.08%	14,470,903	7.43%	46.99%	1.62%	3.90%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	171,633,445	88.16%	8,205,849	4.22%	14,840,911	7.62%	46.30%	2.21%	4.00%
6b	Purchasing Securities on Margin	171,417,311	88.05%	8,446,023	4.34%	14,816,871	7.61%	46.24%	2.28%	4.00%
6c	Investing in Restricted or Illiquid Securities	171,472,444	88.08%	8,394,752	4.31%	14,813,009	7.61%	46.25%	2.26%	4.00%
6d	Investing for the Purpose of Exercising Control	172,419,927	88.57%	7,483,007	3.84%	14,777,271	7.59%	46.51%	2.02%	3.99%
6e	Investing in Other Investment Companies	172,365,026	88.54%	7,593,625	3.90%	14,721,554	7.56%	46.50%	2.05%	3.97%
6f	Management Ownership of Securities of an Issuer	172,683,982	88.70%	7,182,843	3.69%	14,813,380	7.61%	46.58%	1.94%	4.00%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	173,364,846	89.05%	6,724,869	3.45%	14,590,490	7.49%	46.77%	1.81%	3.94%
6h	Investing in Securities of Unseasoned Issuers	171,698,443	88.20%	8,063,113	4.14%	14,918,649	7.66%	46.32%	2.18%	4.02%
6i	Investing in Warrants	172,471,724	88.59%	7,221,658	3.71%	14,986,823	7.70%	46.52%	1.95%	4.04%
6j	Writing or Acquiring Options	172,546,830	88.63%	7,283,118	3.74%	14,850,257	7.63%	46.54%	1.96%	4.01%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	175,966,526	90.39%	3,924,543	2.02%	14,789,136	7.60%	47.47%	1.06%	3.99%

U.S. Targeted Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	53,117,513	85.60%	2,133,467	3.44%	6,803,169	10.96%	47.78%	1.92%	6.12%
5b	Making Loans	53,052,457	85.49%	2,177,756	3.51%	6,823,936	11.00%	47.72%	1.96%	6.14%
5c	Investments in Real Estate	53,653,525	86.46%	1,628,785	2.62%	6,771,840	10.91%	48.26%	1.47%	6.09%
5d	Investments in Commodities	52,832,185	85.14%	2,453,403	3.95%	6,768,562	10.91%	47.52%	2.21%	6.09%
5e	Diversification of Investments	53,540,956	86.28%	1,762,547	2.84%	6,750,646	10.88%	48.16%	1.59%	6.07%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	52,457,864	84.54%	2,842,428	4.58%	6,753,858	10.88%	47.18%	2.56%	6.07%
6e	Investing in Other Investment Companies	53,069,209	85.52%	2,199,274	3.54%	6,785,666	10.94%	47.73%	1.98%	6.10%

U.S. Small Cap Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	173,119,722	92.72%	7,695,223	4.12%	5,896,085	3.16%	52.84%	2.35%	1.80%
5b	Making Loans	172,804,656	92.55%	7,706,222	4.13%	6,200,153	3.32%	52.74%	2.35%	1.89%
5c	Investments in Real Estate	174,223,319	93.31%	6,289,826	3.37%	6,197,885	3.32%	53.18%	1.92%	1.89%
5d	Investments in Commodities	173,534,303	92.94%	7,026,376	3.76%	6,150,351	3.29%	52.97%	2.14%	1.88%
5e	Diversification of Investments	174,656,837	93.54%	5,903,682	3.16%	6,150,511	3.29%	53.31%	1.80%	1.88%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	171,661,614	91.94%	8,760,032	4.69%	6,289,384	3.37%	52.39%	2.67%	1.92%
6b	Purchasing Securities on Margin	171,441,491	91.82%	9,025,749	4.83%	6,243,791	3.34%	52.33%	2.75%	1.91%
6c	Investing in Restricted or Illiquid Securities	172,683,093	92.49%	7,799,254	4.18%	6,228,683	3.34%	52.71%	2.38%	1.90%
6d	Investing for the Purpose of Exercising Control	172,786,379	92.54%	7,641,558	4.09%	6,283,093	3.37%	52.74%	2.33%	1.92%
6e	Investing in Other Investment Companies	172,761,077	92.53%	7,687,308	4.12%	6,262,646	3.35%	52.73%	2.35%	1.91%
6f	Management Ownership of Securities of an Issuer	172,799,765	92.55%	7,635,419	4.09%	6,275,846	3.36%	52.74%	2.33%	1.92%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	173,667,640	93.01%	6,844,588	3.67%	6,198,802	3.32%	53.01%	2.09%	1.89%
6h	Investing in Securities of Unseasoned Issuers	173,452,804	92.90%	7,025,400	3.76%	6,232,826	3.34%	52.94%	2.14%	1.90%
6i	Investing in Warrants	174,070,813	93.23%	6,367,229	3.41%	6,272,988	3.36%	53.13%	1.94%	1.91%
6j	Writing or Acquiring Options	172,730,578	92.51%	7,736,815	4.14%	6,243,638	3.34%	52.72%	2.36%	1.91%

U.S. Core Equity 1 Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	104,483,941	52.11%	1,098,003	0.55%	1,009,578	0.50%	93,932,769	46.84%	51.39%	0.54%	0.50%	NA
5b	Making Loans	104,358,224	52.04%	1,139,060	0.57%	1,094,238	0.55%	93,932,769	46.84%	51.33%	0.56%	0.54%	NA
5c	Investments in Real Estate	104,566,166	52.15%	982,878	0.49%	1,042,478	0.52%	93,932,769	46.84%	51.43%	0.48%	0.51%	NA
5d	Investments in Commodities	104,404,880	52.07%	1,088,620	0.54%	1,098,022	0.55%	93,932,769	46.84%	51.35%	0.54%	0.54%	NA
5e	Diversification of Investments	104,679,991	52.20%	932,378	0.46%	979,153	0.49%	93,932,769	46.84%	51.49%	0.46%	0.48%	NA

U.S. Core Equity 2 Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	213,171,499	62.76%	1,782,444	0.52%	2,933,581	0.86%	121,790,485	35.85%	55.36%	0.46%	0.76%	NA
5b	Making Loans	212,884,025	62.67%	1,771,008	0.52%	3,232,491	0.95%	121,790,485	35.85%	55.28%	0.46%	0.84%	NA
5c	Investments in Real Estate	213,332,926	62.80%	1,646,861	0.48%	2,907,737	0.86%	121,790,485	35.85%	55.40%	0.43%	0.76%	NA
5d	Investments in Commodities	213,163,570	62.75%	1,876,742	0.55%	2,847,212	0.84%	121,790,485	35.85%	55.35%	0.49%	0.74%	NA
5e	Diversification of Investments	213,641,376	62.90%	1,393,944	0.41%	2,852,204	0.84%	121,790,485	35.85%	55.48%	0.36%	0.74%	NA

U.S. Vector Equity Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	64,539,853	94.75%	1,390,999	2.04%	2,184,255	3.21%	51.32%	1.11%	1.74%
5b	Making Loans	64,564,833	94.79%	1,389,158	2.04%	2,161,116	3.17%	51.34%	1.10%	1.72%
5c	Investments in Real Estate	64,620,224	94.87%	1,344,830	1.97%	2,150,053	3.16%	51.39%	1.07%	1.71%
5d	Investments in Commodities	64,507,548	94.70%	1,443,149	2.12%	2,164,410	3.18%	51.30%	1.15%	1.72%
5e	Diversification of Investments	64,723,933	95.02%	1,275,843	1.87%	2,115,331	3.11%	51.47%	1.01%	1.68%

T.A. U.S. Core Equity 2 Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	92,018,708	91.72%	2,273,749	2.27%	6,033,779	6.01%	50.98%	1.26%	3.34%
5b	Making Loans	92,000,616	91.70%	2,303,383	2.30%	6,022,237	6.00%	50.97%	1.28%	3.34%
5c	Investments in Real Estate	92,151,224	91.85%	2,192,495	2.19%	5,982,517	5.96%	51.06%	1.21%	3.31%
5d	Investments in Commodities	92,398,250	92.10%	1,909,189	1.90%	6,018,797	6.00%	51.19%	1.06%	3.33%
5e	Diversification of Investments	92,414,737	92.11%	1,994,656	1.99%	5,916,843	5.90%	51.20%	1.11%	3.28%

U.S. Small Cap Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	82,575,641	57.01%	6,234,882	4.30%	663,803	0.46%	55,371,235	38.23%	52.22%	3.94%	0.42%	NA
5b	Making Loans	82,405,615	56.89%	6,269,283	4.33%	799,428	0.55%	55,371,235	38.23%	52.11%	3.96%	0.51%	NA
5c	Investments in Real Estate	83,174,614	57.42%	5,640,775	3.89%	658,937	0.45%	55,371,235	38.23%	52.60%	3.57%	0.42%	NA
5d	Investments in Commodities	82,541,203	56.99%	6,276,843	4.33%	656,280	0.45%	55,371,235	38.23%	52.20%	3.97%	0.41%	NA
5e	Diversification of Investments	82,695,020	57.09%	6,131,184	4.23%	648,122	0.45%	55,371,235	38.23%	52.29%	3.88%	0.41%	NA
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	82,406,144	56.89%	6,379,410	4.40%	688,772	0.48%	55,371,235	38.23%	52.11%	4.03%	0.44%	NA
6b	Purchasing Securities on Margin	82,364,690	56.86%	6,425,765	4.44%	683,871	0.47%	55,371,235	38.23%	52.08%	4.06%	0.43%	NA
6c	Investing in Restricted or Illiquid Securities	82,382,951	56.88%	6,408,942	4.42%	682,433	0.47%	55,371,235	38.23%	52.10%	4.05%	0.43%	NA
6d	Investing for the Purpose of Exercising Control	82,193,695	56.75%	6,595,405	4.55%	685,226	0.47%	55,371,235	38.23%	51.98%	4.17%	0.43%	NA
6e	Investing in Other Investment Companies	82,354,250	56.86%	6,444,117	4.45%	675,959	0.47%	55,371,235	38.23%	52.08%	4.07%	0.43%	NA
6f	Management Ownership of Securities of an Issuer	82,495,363	56.95%	6,289,478	4.34%	689,485	0.48%	55,371,235	38.23%	52.17%	3.98%	0.44%	NA
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	82,572,008	57.01%	6,254,150	4.32%	648,168	0.45%	55,371,235	38.23%	52.21%	3.95%	0.41%	NA
6h	Investing in Securities of Unseasoned Issuers	82,229,235	56.77%	6,552,410	4.52%	692,681	0.48%	55,371,235	38.23%	52.00%	4.14%	0.44%	NA
6i	Investing in Warrants	82,525,143	56.97%	6,265,011	4.33%	684,172	0.47%	55,371,235	38.23%	52.18%	3.96%	0.43%	NA
6j	Writing or Acquiring Options	82,296,649	56.82%	6,498,926	4.49%	678,751	0.47%	55,371,235	38.23%	52.04%	4.11%	0.43%	NA

U.S. Micro Cap Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	164,980,200	96.27%	3,066,686	1.79%	3,319,399	1.94%	54.77%	1.02%	1.10%
5b	Making Loans	164,907,178	96.23%	3,097,794	1.81%	3,361,313	1.96%	54.74%	1.03%	1.12%
5c	Investments in Real Estate	165,176,839	96.39%	2,886,113	1.68%	3,303,333	1.93%	54.83%	0.96%	1.10%
5d	Investments in Commodities	163,886,571	95.64%	4,195,928	2.45%	3,283,786	1.92%	54.40%	1.39%	1.09%
5e	Diversification of Investments	165,476,898	96.56%	2,620,926	1.53%	3,268,461	1.91%	54.93%	0.87%	1.09%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	163,544,790	95.44%	4,428,988	2.58%	3,392,506	1.98%	54.29%	1.47%	1.13%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6b	Purchasing Securities on Margin	163,473,742	95.39%	4,520,335	2.64%	3,372,208	1.97%	54.27%	1.50%	1.12%
6c	Investing in Restricted or Illiquid Securities	163,626,099	95.48%	4,371,813	2.55%	3,368,374	1.97%	54.32%	1.45%	1.12%
6e	Investing in Other Investment Companies	164,860,510	96.20%	3,170,962	1.85%	3,334,813	1.95%	54.73%	1.05%	1.11%
6f	Management Ownership of Securities of an Issuer	165,048,646	96.31%	2,969,253	1.73%	3,348,387	1.95%	54.79%	0.99%	1.11%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	164,132,773	95.78%	3,920,347	2.29%	3,313,165	1.93%	54.49%	1.30%	1.10%
6i	Investing in Warrants	165,149,647	96.37%	2,844,275	1.66%	3,372,363	1.97%	54.82%	0.94%	1.12%
6j	Writing or Acquiring Options	165,066,228	96.32%	2,958,519	1.73%	3,341,538	1.95%	54.80%	0.98%	1.11%

DFA Real Estate Securities Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	61,754,553	93.39%	1,889,527	2.86%	2,480,208	3.75%	52.56%	1.61%	2.11%
5b	Making Loans	61,717,979	93.34%	1,938,943	2.93%	2,467,366	3.73%	52.53%	1.65%	2.10%
5c	Investments in Real Estate	62,160,227	94.01%	1,481,985	2.24%	2,482,076	3.75%	52.91%	1.26%	2.11%
5d	Investments in Commodities	61,395,815	92.85%	2,252,630	3.41%	2,475,843	3.74%	52.26%	1.92%	2.11%
5e	Diversification of Investments	62,144,270	93.98%	1,529,527	2.31%	2,450,491	3.71%	52.90%	1.30%	2.09%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	61,103,483	92.41%	2,522,483	3.81%	2,498,322	3.78%	52.01%	2.15%	2.13%
6b	Purchasing Securities on Margin	61,040,406	92.31%	2,607,638	3.94%	2,476,244	3.74%	51.96%	2.22%	2.11%
6c	Investing in Restricted or Illiquid Securities	61,152,163	92.48%	2,491,475	3.77%	2,480,650	3.75%	52.05%	2.12%	2.11%
6d	Investing for the Purpose of Exercising Control	61,741,715	93.37%	1,893,125	2.86%	2,489,448	3.76%	52.55%	1.61%	2.12%
6e	Investing in Other Investment Companies	61,680,175	93.28%	1,962,785	2.97%	2,481,328	3.75%	52.50%	1.67%	2.11%
6f	Management Ownership of Securities of an Issuer	61,837,326	93.52%	1,792,836	2.71%	2,494,126	3.77%	52.64%	1.53%	2.12%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	61,567,170	93.11%	2,111,244	3.19%	2,445,874	3.70%	52.41%	1.80%	2.08%
6i	Investing in Warrants	61,810,828	93.48%	1,814,347	2.74%	2,499,113	3.78%	52.61%	1.54%	2.13%
6j	Writing or Acquiring Options	61,781,880	93.43%	1,850,982	2.80%	2,491,426	3.77%	52.59%	1.58%	2.12%

Large Cap International Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	37,997,717	94.68%	873,247	2.18%	1,263,266	3.15%	50.99%	1.17%	1.70%
5b	Making Loans	37,952,326	94.56%	930,997	2.32%	1,250,907	3.12%	50.93%	1.25%	1.68%
5c	Investments in Real Estate	37,421,132	93.24%	1,513,828	3.77%	1,199,271	2.99%	50.22%	2.03%	1.61%
5d	Investments in Commodities	37,427,437	93.26%	1,517,390	3.78%	1,189,404	2.96%	50.22%	2.04%	1.60%
5e	Diversification of Investments	38,181,915	95.14%	774,663	1.93%	1,177,653	2.93%	51.24%	1.04%	1.58%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	37,089,479	92.41%	1,807,123	4.50%	1,237,628	3.08%	49.77%	2.42%	1.66%
6b	Purchasing Securities on Margin	37,110,845	92.47%	1,790,428	4.46%	1,232,957	3.07%	49.80%	2.40%	1.65%
6c	Investing in Restricted or Illiquid Securities	37,035,863	92.28%	1,861,009	4.64%	1,237,358	3.08%	49.70%	2.50%	1.66%
6d	Investing for the Purpose of Exercising Control	37,986,250	94.65%	913,502	2.28%	1,234,478	3.08%	50.97%	1.23%	1.66%
6e	Investing in Other Investment Companies	37,922,294	94.49%	982,986	2.45%	1,228,950	3.06%	50.89%	1.32%	1.65%
6f	Management Ownership of Securities of an Issuer	37,951,172	94.56%	964,995	2.40%	1,218,063	3.03%	50.93%	1.29%	1.63%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	37,396,426	93.18%	1,493,613	3.72%	1,244,191	3.10%	50.18%	2.00%	1.67%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6h	Investing in Securities of Unseasoned Issuers	37,762,857	94.09%	1,085,971	2.71%	1,285,402	3.20%	50.67%	1.46%	1.72%
6i	Investing in Warrants	37,928,700	94.50%	918,894	2.29%	1,286,636	3.21%	50.90%	1.23%	1.73%
6j	Writing or Acquiring Options	37,941,166	94.54%	903,732	2.25%	1,289,332	3.21%	50.91%	1.21%	1.73%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	38,233,655	95.26%	584,902	1.46%	1,315,673	3.28%	51.31%	0.78%	1.77%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	38,232,780	95.26%	584,735	1.46%	1,316,715	3.28%	51.30%	0.78%	1.77%

International Core Equity Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	177,373,455	56.74%	4,154,996	1.33%	4,660,259	1.49%	126,424,297	40.44%	53.06%	1.24%	1.39%
5b	Making Loans	176,924,084	56.60%	4,414,472	1.41%	4,850,153	1.55%	126,424,297	40.44%	52.92%	1.32%	1.45%
5c	Investments in Real Estate	177,497,921	56.78%	4,005,870	1.28%	4,684,919	1.50%	126,424,297	40.44%	53.10%	1.20%	1.40%
5d	Investments in Commodities	177,390,060	56.74%	4,174,411	1.34%	4,624,239	1.48%	126,424,297	40.44%	53.06%	1.25%	1.38%
5e	Diversification of Investments	177,693,681	56.84%	3,871,733	1.24%	4,623,296	1.48%	126,424,297	40.44%	53.16%	1.16%	1.38%

T.A. World ex U.S. Core Equity Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	39,055,490	91.06%	1,840,767	4.29%	1,994,796	4.65%	53.00%	2.50%	2.71%
5b	Making Loans	39,042,172	91.03%	1,854,086	4.32%	1,994,795	4.65%	52.98%	2.52%	2.71%
5c	Investments in Real Estate	39,039,635	91.02%	1,848,576	4.31%	2,002,842	4.67%	52.98%	2.51%	2.72%
5d	Investments in Commodities	39,107,803	91.18%	1,808,202	4.22%	1,975,048	4.60%	53.07%	2.45%	2.68%
5e	Diversification of Investments	39,122,349	91.21%	1,812,695	4.23%	1,956,009	4.56%	53.09%	2.46%	2.65%

International Small Company Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	146,761,050	82.53%	5,759,650	3.24%	25,304,179	14.23%	49.23%	1.93%	8.49%
5b	Making Loans	146,487,502	82.38%	5,764,592	3.24%	25,572,786	14.38%	49.13%	1.93%	8.58%
5c	Investments in Real Estate	136,816,309	76.94%	15,717,711	8.84%	25,290,860	14.22%	45.89%	5.27%	8.48%
5d	Investments in Commodities	146,666,615	82.48%	5,882,289	3.31%	25,275,976	14.21%	49.19%	1.97%	8.48%
5e	Diversification of Investments	147,253,567	82.81%	5,304,294	2.98%	25,267,019	14.21%	49.39%	1.78%	8.48%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	146,450,914	82.36%	6,115,754	3.44%	25,258,212	14.20%	49.12%	2.05%	8.47%
6b	Purchasing Securities on Margin	146,093,000	82.16%	6,478,434	3.64%	25,253,445	14.20%	49.00%	2.17%	8.47%
6d	Investing for the Purpose of Exercising Control	146,487,649	82.38%	6,046,180	3.40%	25,291,052	14.22%	49.13%	2.03%	8.48%
6e	Investing in Other Investment Companies	150,205,417	84.47%	2,351,498	1.32%	25,267,965	14.21%	50.38%	0.79%	8.48%
6f	Management Ownership of Securities of an Issuer	147,009,760	82.67%	5,540,873	3.12%	25,274,247	14.21%	49.31%	1.86%	8.48%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	132,479,321	74.50%	20,087,264	11.30%	25,258,295	14.20%	44.44%	6.74%	8.47%
6h	Investing in Securities of Unseasoned Issuers	137,270,123	77.19%	15,257,960	8.58%	25,296,797	14.23%	46.04%	5.12%	8.49%
6i	Investing in Warrants	148,246,012	83.37%	4,311,609	2.42%	25,267,259	14.21%	49.72%	1.45%	8.48%
6j	Writing or Acquiring Options	133,979,497	75.34%	18,558,642	10.44%	25,286,741	14.22%	44.94%	6.22%	8.48%

Japanese Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
5b	Making Loans	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
5c	Investments in Real Estate	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
5d	Investments in Commodities	6,135,575	80.62%	8,694	0.11%	2,028	0.03%	1,464,448	19.24%	74.09%	0.10%	0.02%
5e	Diversification of Investments	6,135,575	80.62%	8,694	0.11%	2,028	0.03%	1,464,448	19.24%	74.09%	0.10%	0.02%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6b	Purchasing Securities on Margin	6,134,672	80.61%	9,597	0.13%	2,028	0.03%	1,464,448	19.24%	74.08%	0.12%	0.02%
6c	Investing in Restricted or Illiquid Securities	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6d	Investing for the Purpose of Exercising Control	6,004,971	78.90%	139,298	1.83%	2,027	0.03%	1,464,448	19.24%	72.51%	1.68%	0.02%
6e	Investing in Other Investment Companies	6,136,305	80.63%	7,965	0.10%	2,027	0.03%	1,464,448	19.24%	74.10%	0.10%	0.02%
6f	Management Ownership of Securities of an Issuer	6,134,672	80.61%	9,597	0.13%	2,028	0.03%	1,464,448	19.24%	74.08%	0.12%	0.02%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6h	Investing in Securities of Unseasoned Issuers	6,005,700	78.91%	138,569	1.82%	2,028	0.03%	1,464,448	19.24%	72.52%	1.67%	0.02%
6i	Investing in Warrants	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6j	Writing or Acquiring Options	6,004,971	78.90%	139,298	1.83%	2,028	0.03%	1,464,448	19.24%	72.51%	1.68%	0.02%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	6,136,900	80.63%	7,370	0.10%	2,027	0.03%	1,464,448	19.24%	74.10%	0.09%	0.02%

Asia Pacific Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	3,125,999	65.79%	87,920	1.85%	13,068	0.28%	1,524,711	32.09%	62.92%	1.77%	0.26%
5b	Making Loans	3,125,999	65.79%	87,920	1.85%	13,068	0.28%	1,524,711	32.09%	62.92%	1.77%	0.26%
5c	Investments in Real Estate	3,125,999	65.79%	87,920	1.85%	13,068	0.28%	1,524,711	32.09%	62.92%	1.77%	0.26%
5d	Investments in Commodities	3,127,867	65.83%	86,052	1.81%	13,068	0.28%	1,524,711	32.09%	62.96%	1.73%	0.26%
5e	Diversification of Investments	3,127,867	65.83%	86,052	1.81%	13,068	0.28%	1,524,711	32.09%	62.96%	1.73%	0.26%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	3,124,333	65.75%	88,471	1.86%	14,183	0.30%	1,524,711	32.09%	62.89%	1.78%	0.29%
6b	Purchasing Securities on Margin	3,125,189	65.77%	87,615	1.84%	14,183	0.30%	1,524,711	32.09%	62.91%	1.76%	0.29%
6c	Investing in Restricted or Illiquid Securities	3,123,874	65.74%	88,930	1.87%	14,183	0.30%	1,524,711	32.09%	62.88%	1.79%	0.29%
6d	Investing for the Purpose of Exercising Control	3,020,946	63.58%	191,858	4.04%	14,183	0.30%	1,524,711	32.09%	60.81%	3.86%	0.29%
6e	Investing in Other Investment Companies	3,123,780	65.74%	89,023	1.87%	14,184	0.30%	1,524,711	32.09%	62.88%	1.79%	0.29%
6f	Management Ownership of Securities of an Issuer	3,124,333	65.75%	88,471	1.86%	14,183	0.30%	1,524,711	32.09%	62.89%	1.78%	0.29%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	3,125,742	65.78%	87,062	1.83%	14,183	0.30%	1,524,711	32.09%	62.92%	1.75%	0.29%
6h	Investing in Securities of Unseasoned Issuers	3,019,079	63.54%	193,725	4.08%	14,183	0.30%	1,524,711	32.09%	60.77%	3.90%	0.29%
6i	Investing in Warrants	3,123,818	65.74%	89,023	1.87%	14,146	0.30%	1,524,711	32.09%	62.88%	1.79%	0.28%
6j	Writing or Acquiring Options	3,018,526	63.53%	194,278	4.09%	14,183	0.30%	1,524,711	32.09%	60.76%	3.91%	0.29%

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	3,128,063	65.83%	85,856	1.81%	13,068	0.28%	1,524,711	32.09%	62.96%	1.73%	0.26%

United Kingdom Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5b	Making Loans	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5c	Investments in Real Estate	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5d	Investments in Commodities	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5e	Diversification of Investments	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6b	Purchasing Securities on Margin	1,281,533	83.91%	1,937	0.13%	1,941	0.13%	241,804	15.83%	81.63%	0.12%	0.12%
6c	Investing in Restricted or Illiquid Securities	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6d	Investing for the Purpose of Exercising Control	1,226,898	80.34%	56,572	3.70%	1,941	0.13%	241,804	15.83%	78.15%	3.60%	0.12%
6e	Investing in Other Investment Companies	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6f	Management Ownership of Securities of an Issuer	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6h	Investing in Securities of Unseasoned Issuers	1,226,898	80.34%	56,572	3.70%	1,941	0.13%	241,804	15.83%	78.15%	3.60%	0.12%
6i	Investing in Warrants	1,281,533	83.91%	1,937	0.13%	1,941	0.13%	241,804	15.83%	81.63%	0.12%	0.12%
6j	Writing or Acquiring Options	1,226,665	80.32%	56,805	3.72%	1,941	0.13%	241,804	15.83%	78.13%	3.62%	0.12%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	1,281,840	83.93%	1,630	0.11%	1,941	0.13%	241,804	15.83%	81.65%	0.10%	0.12%

Continental Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	5,570,603	77.24%	24,245	0.34%	22,517	0.31%	1,595,160	22.12%	74.40%	0.32%	0.30%
5b	Making Loans	5,428,383	75.26%	166,465	2.31%	22,517	0.31%	1,595,160	22.12%	72.50%	2.22%	0.30%
5c	Investments in Real Estate	5,570,603	77.24%	24,245	0.34%	22,517	0.31%	1,595,160	22.12%	74.40%	0.32%	0.30%
5d	Investments in Commodities	5,572,946	77.27%	24,245	0.34%	20,174	0.28%	1,595,160	22.12%	74.43%	0.32%	0.27%
5e	Diversification of Investments	5,570,603	77.24%	24,245	0.34%	22,517	0.31%	1,595,160	22.12%	74.40%	0.32%	0.30%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%
6b	Purchasing Securities on Margin	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%
6c	Investing in Restricted or Illiquid Securities	5,413,476	75.06%	181,373	2.51%	22,516	0.31%	1,595,160	22.12%	72.30%	2.42%	0.30%
6d	Investing for the Purpose of Exercising Control	5,476,922	75.94%	117,926	1.64%	22,517	0.31%	1,595,160	22.12%	73.15%	1.58%	0.30%
6e	Investing in Other Investment Companies	5,414,106	75.07%	180,742	2.51%	22,517	0.31%	1,595,160	22.12%	72.31%	2.41%	0.30%
6f	Management Ownership of Securities of an Issuer	5,427,664	75.25%	167,184	2.32%	22,517	0.31%	1,595,160	22.12%	72.49%	2.23%	0.30%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

6h	Investing in Securities of Unseasoned Issuers	5,463,995	75.76%	130,853	1.81%	22,517	0.31%	1,595,160	22.12%	72.98%	1.75%	0.30%
6i	Investing in Warrants	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%
6j	Writing or Acquiring Options	5,476,922	75.94%	117,926	1.64%	22,517	0.31%	1,595,160	22.12%	73.15%	1.58%	0.30%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	5,428,490	75.26%	166,358	2.31%	22,517	0.31%	1,595,160	22.12%	72.50%	2.22%	0.30%

DFA International Real Estate Securities Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	60,208,121	57.02%	847,657	0.80%	924,740	0.88%	43,608,759	41.30%	51.93%	0.73%	0.80%
5b	Making Loans	60,111,915	56.93%	856,731	0.81%	1,011,872	0.96%	43,608,759	41.30%	51.85%	0.74%	0.87%
5c	Investments in Real Estate	60,225,576	57.04%	837,514	0.79%	917,428	0.87%	43,608,759	41.30%	51.95%	0.72%	0.79%
5d	Investments in Commodities	60,227,589	57.04%	836,068	0.79%	916,861	0.87%	43,608,759	41.30%	51.95%	0.72%	0.79%
5e	Diversification of Investments	60,072,714	56.89%	991,378	0.94%	916,426	0.87%	43,608,759	41.30%	51.81%	0.86%	0.79%

DFA Global Real Estate Securities Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	16,862,648	76.95%	525,109	2.40%	4,524,924	20.65%	47.50%	1.48%	12.75%
5b	Making Loans	16,870,688	76.99%	525,109	2.40%	4,516,884	20.61%	47.53%	1.48%	12.72%
5c	Investments in Real Estate	16,877,330	77.02%	512,787	2.34%	4,522,564	20.64%	47.54%	1.44%	12.74%
5d	Investments in Commodities	16,862,467	76.95%	556,044	2.54%	4,494,170	20.51%	47.50%	1.57%	12.66%
5e	Diversification of Investments	16,885,025	77.06%	510,772	2.33%	4,516,884	20.61%	47.57%	1.44%	12.72%

DFA International Small Cap Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	241,024,647	90.81%	16,685,673	6.29%	7,720,246	2.91%	54.48%	3.77%	1.74%
5b	Making Loans	246,529,473	92.88%	10,966,978	4.13%	7,934,116	2.99%	55.72%	2.48%	1.79%
5c	Investments in Real Estate	243,318,088	91.67%	14,402,198	5.43%	7,710,280	2.90%	55.00%	3.26%	1.74%
5d	Investments in Commodities	246,941,521	93.03%	10,784,598	4.06%	7,704,447	2.90%	55.81%	2.44%	1.74%
5e	Diversification of Investments	247,689,322	93.32%	10,372,791	3.91%	7,368,453	2.78%	55.98%	2.34%	1.67%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	240,479,220	90.60%	17,424,322	6.56%	7,527,025	2.84%	54.35%	3.94%	1.70%
6b	Purchasing Securities on Margin	231,448,174	87.20%	26,471,659	9.97%	7,510,734	2.83%	52.31%	5.98%	1.70%
6c	Investing in Restricted or Illiquid Securities	246,099,078	92.72%	11,923,494	4.49%	7,407,995	2.79%	55.62%	2.70%	1.67%
6d	Investing for the Purpose of Exercising Control	247,063,679	93.08%	10,955,999	4.13%	7,410,888	2.79%	55.84%	2.48%	1.68%
6e	Investing in Other Investment Companies	246,884,157	93.01%	11,150,453	4.20%	7,395,957	2.79%	55.80%	2.52%	1.67%
6f	Management Ownership of Securities of an Issuer	246,927,220	93.03%	10,962,683	4.13%	7,540,664	2.84%	55.81%	2.48%	1.70%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	247,330,663	93.18%	10,697,732	4.03%	7,402,171	2.79%	55.90%	2.42%	1.67%
6h	Investing in Securities of Unseasoned Issuers	247,045,502	93.07%	10,940,101	4.12%	7,444,963	2.80%	55.84%	2.47%	1.68%
6i	Investing in Warrants	247,420,726	93.21%	10,575,200	3.98%	7,434,640	2.80%	55.92%	2.39%	1.68%
6j	Writing or Acquiring Options	236,706,345	89.18%	21,199,007	7.99%	7,525,215	2.84%	53.50%	4.79%	1.70%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	256,232,261	96.53%	1,564,025	0.59%	7,634,280	2.88%	57.91%	0.35%	1.73%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	256,223,264	96.53%	1,572,911	0.59%	7,634,391	2.88%	57.91%	0.36%	1.73%

International Vector Equity Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	12,634,182	53.44%	339,533	1.44%	95,624	0.40%	10,572,971	44.72%	53.01%	1.42%	0.40%
5b	Making Loans	12,635,088	53.44%	338,627	1.43%	95,624	0.40%	10,572,971	44.72%	53.01%	1.42%	0.40%
5c	Investments in Real Estate	12,639,741	53.46%	333,973	1.41%	95,624	0.40%	10,572,971	44.72%	53.03%	1.40%	0.40%
5d	Investments in Commodities	12,636,624	53.45%	337,090	1.43%	95,624	0.40%	10,572,971	44.72%	53.02%	1.41%	0.40%
5e	Diversification of Investments	12,649,164	53.50%	315,724	1.34%	104,451	0.44%	10,572,971	44.72%	53.07%	1.32%	0.44%

Emerging Markets Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	37,169,348	93.78%	1,245,444	3.14%	1,221,412	3.08%	47.22%	1.58%	1.55%
5b	Making Loans	37,216,081	93.89%	1,177,804	2.97%	1,242,319	3.13%	47.28%	1.50%	1.58%
5c	Investments in Real Estate	37,416,071	94.40%	1,013,151	2.56%	1,206,982	3.05%	47.53%	1.29%	1.53%
5d	Investments in Commodities	37,201,487	93.86%	1,224,791	3.09%	1,209,926	3.05%	47.26%	1.56%	1.54%
5e	Diversification of Investments	37,578,860	94.81%	850,957	2.15%	1,206,387	3.04%	47.74%	1.08%	1.53%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	36,955,077	93.24%	1,405,465	3.55%	1,275,662	3.22%	46.95%	1.79%	1.62%
6b	Purchasing Securities on Margin	36,960,851	93.25%	1,412,821	3.56%	1,262,532	3.19%	46.95%	1.79%	1.60%
6c	Investing in Restricted or Illiquid Securities	36,949,469	93.22%	1,413,050	3.57%	1,273,685	3.21%	46.94%	1.80%	1.62%
6d	Investing for the Purpose of Exercising Control	37,109,742	93.63%	1,268,403	3.20%	1,258,059	3.17%	47.14%	1.61%	1.60%
6e	Investing in Other Investment Companies	37,246,632	93.97%	1,130,044	2.85%	1,259,528	3.18%	47.32%	1.44%	1.60%
6f	Management Ownership of Securities of an Issuer	37,303,599	94.11%	1,062,837	2.68%	1,269,768	3.20%	47.39%	1.35%	1.61%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	34,987,306	88.27%	3,417,693	8.62%	1,231,206	3.11%	44.45%	4.34%	1.56%
6h	Investing in Securities of Unseasoned Issuers	37,137,132	93.69%	1,223,800	3.09%	1,275,272	3.22%	47.18%	1.55%	1.62%
6i	Investing in Warrants	37,332,785	94.19%	1,044,802	2.64%	1,258,617	3.18%	47.43%	1.33%	1.60%
6j	Writing or Acquiring Options	37,208,618	93.88%	1,176,807	2.97%	1,250,779	3.16%	47.27%	1.49%	1.59%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	37,650,756	94.99%	719,321	1.81%	1,266,127	3.19%	47.83%	0.91%	1.61%

Emerging Markets Small Cap Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	34,906,600	96.69%	636,885	1.76%	558,129	1.55%	57.34%	1.05%	0.92%
5b	Making Loans	34,860,289	96.56%	648,269	1.80%	593,056	1.64%	57.27%	1.06%	0.97%
5c	Investments in Real Estate	34,900,964	96.67%	641,082	1.78%	559,568	1.55%	57.34%	1.05%	0.92%
5d	Investments in Commodities	34,808,353	96.42%	738,763	2.05%	554,498	1.54%	57.18%	1.21%	0.91%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5e	Diversification of Investments	35,011,893	96.98%	536,458	1.49%	553,263	1.53%	57.52%	0.88%	0.91%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	34,721,947	96.18%	819,310	2.27%	560,357	1.55%	57.04%	1.35%	0.92%
6b	Purchasing Securities on Margin	34,707,419	96.14%	839,880	2.33%	554,315	1.54%	57.02%	1.38%	0.91%
6d	Investing for the Purpose of Exercising Control	34,904,556	96.68%	640,251	1.77%	556,807	1.54%	57.34%	1.05%	0.91%
6e	Investing in Other Investment Companies	34,889,974	96.64%	657,584	1.82%	554,056	1.53%	57.32%	1.08%	0.91%
6f	Management Ownership of Securities of an Issuer	34,978,653	96.89%	564,851	1.56%	558,110	1.55%	57.46%	0.93%	0.92%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	34,877,263	96.61%	665,189	1.84%	559,162	1.55%	57.30%	1.09%	0.92%
6h	Investing in Securities of Unseasoned Issuers	34,951,721	96.81%	593,562	1.64%	556,331	1.54%	57.42%	0.98%	0.91%
6i	Investing in Warrants	34,929,577	96.75%	610,801	1.69%	561,236	1.55%	57.38%	1.00%	0.92%
6j	Writing or Acquiring Options	34,985,838	96.91%	555,585	1.54%	560,191	1.55%	57.47%	0.91%	0.92%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	35,075,885	97.16%	462,218	1.28%	563,511	1.56%	57.62%	0.76%	0.93%

Emerging Markets Core Equity Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	76,691,134	94.65%	1,233,644	1.52%	3,102,222	3.83%	54.29%	0.87%	2.20%
5b	Making Loans	76,467,186	94.37%	1,229,941	1.52%	3,329,873	4.11%	54.13%	0.87%	2.36%
5c	Investments in Real Estate	76,841,272	94.83%	1,091,087	1.35%	3,094,641	3.82%	54.40%	0.77%	2.19%
5d	Investments in Commodities	76,729,334	94.70%	1,195,718	1.48%	3,101,948	3.83%	54.32%	0.85%	2.20%
5e	Diversification of Investments	76,941,496	94.96%	989,883	1.22%	3,095,621	3.82%	54.47%	0.70%	2.19%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	76,964,499	94.99%	897,886	1.11%	3,164,615	3.91%	54.48%	0.64%	2.24%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	76,970,688	94.99%	888,008	1.10%	3,168,304	3.91%	54.49%	0.63%	2.24%

DFA One-Year Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	153,377,768	91.51%	6,144,346	3.67%	8,089,183	4.83%	48.46%	1.94%	2.56%
5b	Making Loans	152,748,450	91.13%	6,592,602	3.93%	8,270,245	4.93%	48.26%	2.08%	2.61%
5c	Investments in Real Estate	154,207,507	92.00%	5,311,570	3.17%	8,092,220	4.83%	48.72%	1.68%	2.56%
5d	Investments in Commodities	152,064,206	90.72%	7,572,711	4.52%	7,974,380	4.76%	48.04%	2.39%	2.52%
5e	Diversification of Investments	154,698,156	92.30%	5,086,651	3.03%	7,826,490	4.67%	48.87%	1.61%	2.47%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	150,707,343	89.91%	8,650,102	5.16%	8,253,852	4.92%	47.61%	2.73%	2.61%
6b	Purchasing Securities on Margin	150,472,257	89.77%	8,973,993	5.35%	8,165,047	4.87%	47.54%	2.84%	2.58%
6c	Investing in Restricted or Illiquid Securities	150,768,260	89.95%	8,621,479	5.14%	8,221,558	4.91%	47.63%	2.72%	2.60%
6d	Investing for the Purpose of Exercising Control	152,161,542	90.78%	7,368,734	4.40%	8,081,021	4.82%	48.07%	2.33%	2.55%
6e	Investing in Other Investment Companies	151,990,281	90.68%	7,538,347	4.50%	8,082,669	4.82%	48.02%	2.38%	2.55%
6f	Management Ownership of Securities of an Issuer	151,924,487	90.64%	7,181,676	4.28%	8,505,134	5.07%	48.00%	2.27%	2.69%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	153,645,763	91.67%	6,091,872	3.63%	7,873,662	4.70%	48.54%	1.92%	2.49%
6h	Investing in Securities of Unseasoned Issuers	150,891,239	90.02%	8,513,610	5.08%	8,206,448	4.90%	47.67%	2.69%	2.59%
6i	Investing in Warrants	151,466,137	90.37%	7,900,018	4.71%	8,245,142	4.92%	47.85%	2.50%	2.60%
6j	Writing or Acquiring Options	151,858,071	90.60%	7,499,862	4.47%	8,253,364	4.92%	47.98%	2.37%	2.61%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	154,827,452	92.37%	4,814,053	2.87%	7,969,792	4.75%	48.91%	1.52%	2.52%

DFA Two-Year Global Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	139,368,344	91.55%	5,265,257	3.46%	7,599,709	4.99%	48.10%	1.82%	2.62%
5b	Making Loans	138,424,532	90.93%	6,081,866	4.00%	7,726,912	5.08%	47.77%	2.10%	2.67%
5c	Investments in Real Estate	139,514,480	91.65%	5,058,809	3.32%	7,660,021	5.03%	48.15%	1.75%	2.64%
5d	Investments in Commodities	139,272,598	91.49%	5,366,927	3.53%	7,593,785	4.99%	48.07%	1.85%	2.62%
5e	Diversification of Investments	139,699,396	91.77%	5,027,412	3.30%	7,506,502	4.93%	48.21%	1.74%	2.59%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	137,994,426	90.65%	6,376,548	4.19%	7,862,336	5.16%	47.63%	2.20%	2.71%
6b	Purchasing Securities on Margin	137,625,225	90.40%	6,934,367	4.56%	7,673,718	5.04%	47.50%	2.39%	2.65%
6d	Investing for the Purpose of Exercising Control	138,357,280	90.89%	6,162,929	4.05%	7,713,101	5.07%	47.75%	2.13%	2.66%
6e	Investing in Other Investment Companies	138,122,567	90.73%	6,431,516	4.22%	7,679,227	5.04%	47.67%	2.22%	2.65%
6f	Management Ownership of Securities of an Issuer	138,594,487	91.04%	5,812,947	3.82%	7,825,876	5.14%	47.83%	2.01%	2.70%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	139,120,718	91.39%	5,428,157	3.57%	7,684,435	5.05%	48.01%	1.87%	2.65%
6h	Investing in Securities of Unseasoned Issuers	138,057,537	90.69%	6,530,145	4.29%	7,645,628	5.02%	47.65%	2.25%	2.64%
6i	Investing in Warrants	138,431,219	90.93%	5,957,354	3.91%	7,844,737	5.15%	47.78%	2.06%	2.71%
6j	Writing or Acquiring Options	138,371,663	90.89%	6,052,179	3.98%	7,809,468	5.13%	47.76%	2.09%	2.70%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	140,431,098	92.25%	3,991,763	2.62%	7,810,449	5.13%	48.47%	1.38%	2.70%

DFA Selectively Hedged Global Fixed Income Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	14,004,711	71.19%	69,771	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.35%	0.71%
5b	Making Loans	14,004,711	71.19%	69,771	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.35%	0.71%
5c	Investments in Real Estate	14,005,443	71.20%	69,039	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.34%	0.71%
5d	Investments in Commodities	14,001,626	71.18%	72,856	0.37%	142,380	0.72%	5,454,109	27.73%	69.42%	0.36%	0.71%
5e	Diversification of Investments	14,004,711	71.19%	69,771	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.35%	0.71%

DFA Five-Year Government Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	46,558,553	92.40%	1,353,231	2.69%	2,475,682	4.91%	50.03%	1.45%	2.66%
5b	Making Loans	46,562,156	92.41%	1,273,283	2.53%	2,552,027	5.06%	50.04%	1.37%	2.74%
5c	Investments in Real Estate	46,677,621	92.64%	1,175,541	2.33%	2,534,304	5.03%	50.16%	1.26%	2.72%
5d	Investments in Commodities	46,451,042	92.19%	1,439,885	2.86%	2,496,539	4.95%	49.92%	1.55%	2.68%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5e	Diversification of Investments	46,842,089	92.96%	994,424	1.97%	2,550,953	5.06%	50.34%	1.07%	2.74%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	46,327,059	91.94%	1,424,209	2.83%	2,636,198	5.23%	49.78%	1.53%	2.83%
6b	Purchasing Securities on Margin	46,149,375	91.59%	1,677,783	3.33%	2,560,308	5.08%	49.59%	1.80%	2.75%
6c	Investing in Restricted or Illiquid Securities	46,275,781	91.84%	1,556,039	3.09%	2,555,646	5.07%	49.73%	1.67%	2.75%
6d	Investing for the Purpose of Exercising Control	46,556,994	92.40%	1,189,269	2.36%	2,641,203	5.24%	50.03%	1.28%	2.84%
6e	Investing in Other Investment Companies	46,370,043	92.03%	1,480,358	2.94%	2,537,065	5.04%	49.83%	1.59%	2.73%
6f	Management Ownership of Securities of an Issuer	46,582,785	92.45%	1,119,663	2.22%	2,685,018	5.33%	50.06%	1.20%	2.89%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	46,631,031	92.54%	1,203,255	2.39%	2,553,180	5.07%	50.11%	1.29%	2.74%
6h	Investing in Securities of Unseasoned Issuers	46,336,492	91.96%	1,383,463	2.75%	2,667,511	5.29%	49.79%	1.49%	2.87%
6i	Investing in Warrants	46,483,170	92.25%	1,247,053	2.47%	2,657,243	5.27%	49.95%	1.34%	2.86%
6j	Writing or Acquiring Options	46,458,268	92.20%	1,324,131	2.63%	2,605,067	5.17%	49.92%	1.42%	2.80%

DFA Five-Year Global Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	134,955,377	91.87%	4,431,120	3.02%	7,511,430	5.11%	50.02%	1.64%	2.78%
5b	Making Loans	135,102,367	91.97%	4,353,195	2.96%	7,442,365	5.07%	50.08%	1.61%	2.76%
5c	Investments in Real Estate	134,638,282	91.65%	4,797,569	3.27%	7,462,076	5.08%	49.91%	1.78%	2.77%
5d	Investments in Commodities	133,701,933	91.02%	5,712,099	3.89%	7,483,895	5.09%	49.56%	2.12%	2.77%
5e	Diversification of Investments	135,608,777	92.31%	3,898,510	2.65%	7,390,640	5.03%	50.27%	1.45%	2.74%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	131,739,647	89.68%	7,131,409	4.85%	8,026,871	5.46%	48.83%	2.64%	2.98%
6b	Purchasing Securities on Margin	131,816,552	89.73%	7,196,541	4.90%	7,884,834	5.37%	48.86%	2.67%	2.92%
6c	Investing in Restricted or Illiquid Securities	131,862,431	89.76%	7,113,623	4.84%	7,921,873	5.39%	48.88%	2.64%	2.94%
6d	Investing for the Purpose of Exercising Control	133,826,154	91.10%	5,166,047	3.52%	7,905,726	5.38%	49.61%	1.91%	2.93%
6e	Investing in Other Investment Companies	133,405,684	90.82%	5,645,906	3.84%	7,846,337	5.34%	49.45%	2.09%	2.91%
6f	Management Ownership of Securities of an Issuer	133,890,906	91.15%	5,135,516	3.50%	7,871,505	5.36%	49.63%	1.90%	2.92%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	132,957,234	90.51%	6,236,723	4.25%	7,703,970	5.24%	49.28%	2.31%	2.86%
6h	Investing in Securities of Unseasoned Issuers	133,013,383	90.55%	5,913,651	4.03%	7,970,893	5.43%	49.30%	2.19%	2.95%
6i	Investing in Warrants	133,424,158	90.83%	5,484,620	3.73%	7,989,149	5.44%	49.46%	2.03%	2.96%
6j	Writing or Acquiring Options	133,569,451	90.93%	5,394,696	3.67%	7,933,780	5.40%	49.51%	2.00%	2.94%

DFA Intermediate Government Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	54,112,609	94.93%	1,332,170	2.34%	1,560,712	2.74%	52.04%	1.28%	1.50%
5b	Making Loans	54,115,618	94.93%	1,332,103	2.34%	1,557,770	2.73%	52.04%	1.28%	1.50%
5c	Investments in Real Estate	54,203,775	95.09%	1,268,740	2.23%	1,532,976	2.69%	52.12%	1.22%	1.47%
5d	Investments in Commodities	54,116,557	94.93%	1,216,191	2.13%	1,672,743	2.93%	52.04%	1.17%	1.61%
5e	Diversification of Investments	54,424,099	95.47%	1,063,379	1.87%	1,518,013	2.66%	52.34%	1.02%	1.46%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	53,888,561	94.53%	1,358,039	2.38%	1,758,891	3.09%	51.82%	1.31%	1.69%
6b	Purchasing Securities on Margin	53,837,539	94.44%	1,460,949	2.56%	1,707,003	2.99%	51.77%	1.40%	1.64%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6c	Investing in Restricted or Illiquid Securities	53,834,633	94.44%	1,461,291	2.56%	1,709,567	3.00%	51.77%	1.41%	1.64%
6d	Investing for the Purpose of Exercising Control	54,012,976	94.75%	1,269,332	2.23%	1,723,183	3.02%	51.94%	1.22%	1.66%
6e	Investing in Other Investment Companies	53,976,867	94.69%	1,318,326	2.31%	1,710,298	3.00%	51.91%	1.27%	1.64%
6f	Management Ownership of Securities of an Issuer	53,649,613	94.11%	1,257,167	2.21%	2,098,711	3.68%	51.59%	1.21%	2.02%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	54,233,916	95.14%	1,071,047	1.88%	1,700,528	2.98%	52.15%	1.03%	1.64%
6h	Investing in Securities of Unseasoned Issuers	53,872,308	94.50%	1,409,329	2.47%	1,723,854	3.02%	51.81%	1.36%	1.66%
6i	Investing in Warrants	53,958,445	94.65%	1,256,814	2.20%	1,790,232	3.14%	51.89%	1.21%	1.72%
6j	Writing or Acquiring Options	53,954,255	94.65%	1,331,376	2.34%	1,719,860	3.02%	51.88%	1.28%	1.65%

DFA Inflation-Protected Securities Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	22,200,756	88.45%	549,282	2.19%	2,349,633	9.36%	47.34%	1.17%	5.01%
5b	Making Loans	22,158,222	88.28%	616,217	2.46%	2,325,232	9.26%	47.25%	1.31%	4.96%
5c	Investments in Real Estate	22,208,512	88.48%	555,632	2.21%	2,335,527	9.31%	47.35%	1.18%	4.98%
5d	Investments in Commodities	22,054,691	87.87%	717,727	2.86%	2,327,253	9.27%	47.03%	1.53%	4.96%
5e	Diversification of Investments	22,330,643	88.97%	436,065	1.74%	2,332,963	9.29%	47.61%	0.93%	4.97%

DFA Short-Term Municipal Bond Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	47,846,807	90.90%	1,786,880	3.39%	3,004,747	5.71%	49.85%	1.86%	3.13%
5b	Making Loans	47,551,098	90.34%	2,148,747	4.08%	2,938,589	5.58%	49.54%	2.24%	3.06%
5c	Investments in Real Estate	47,659,646	90.54%	2,033,544	3.86%	2,945,243	5.60%	49.66%	2.12%	3.07%
5d	Investments in Commodities	47,877,083	90.95%	1,865,943	3.54%	2,895,408	5.50%	49.88%	1.94%	3.02%
5e	Diversification of Investments	48,432,918	92.01%	1,307,493	2.48%	2,898,023	5.51%	50.46%	1.36%	3.02%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	47,283,554	89.83%	2,333,055	4.43%	3,021,825	5.74%	49.26%	2.43%	3.15%
6c	Investing in Restricted or Illiquid Securities	47,328,591	89.91%	2,240,528	4.26%	3,069,315	5.83%	49.31%	2.33%	3.20%
6e	Investing in Other Investment Companies	47,695,950	90.61%	1,985,833	3.77%	2,956,651	5.62%	49.69%	2.07%	3.08%

DFA California Short-Term Municipal Bond Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	9,590,777	93.26%	364,898	3.55%	328,092	3.19%	50.94%	1.94%	1.74%
5b	Making Loans	9,608,945	93.44%	350,863	3.41%	323,958	3.15%	51.03%	1.86%	1.72%
5c	Investments in Real Estate	9,582,414	93.18%	377,674	3.67%	323,679	3.15%	50.89%	2.01%	1.72%
5d	Investments in Commodities	9,756,933	94.88%	233,103	2.27%	293,730	2.86%	51.82%	1.24%	1.56%

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

DFA International Value Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

DFA International Value Portfolio Class R2 vs.

MSCI World ex USA Index (net dividends)

April 30, 2008-October 31, 2009

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Gains in emerging markets were better, on average, than in developed markets, although results varied widely among the individual emerging markets countries. For the 12 month period, returns in U.S. dollars were 64.13% for the MSCI Emerging Markets Index (net dividends) and 27.83% for the MSCI World ex USA Index (net dividends).

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Argentina	53.21%
Brazil	91.55%
Chile	61.68%
China	82.16%
Czech Republic	26.83%
Hungary	63.54%
India	77.12%
Indonesia	127.39%
Israel	31.43%
Malaysia	56.99%
Mexico	39.79%
Philippines	50.71%
Poland	23.09%
South Africa	61.69%
South Korea	56.17%
Taiwan	48.86%
Thailand	78.58%
Turkey	68.21%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund“. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio

The DFA International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 35.11% for the Institutional Class Shares of the Portfolio, 34.86% for the Class R2 Shares of the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). The Master Fund’s greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

	Six Months Ended October 31, 2009
EXPENSE TABLE
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Class R2 Shares	$1,000.00	$1,348.00	0.74%	$4.38
Institutional Class Shares	$1,000.00	$1,349.40	0.46%	$2.72
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.48	0.74%	$3.77
Institutional Class Shares	$1,000.00	$1,022.89	0.46%	$2.35

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflects the investments by country.

Affiliated Investment Company	100.0%

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$4,442,243
Receivables:
Investment Securities Sold	3,206
Fund Shares Sold	6,504
Prepaid Expenses and Other Assets	60

Total Assets	4,452,013

LIABILITIES:
Payables:
Affiliated Investment Company Shares Sold	85
Fund Shares Redeemed	9,624
Due to Advisor	777
Accrued Expenses and Other Liabilities	238

Total Liabilities	10,724

NET ASSETS	$4,441,289

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $3,443 and shares outstanding of 528,722	$6.51

NUMBER OF SHARES AUTHORIZED	100,000,000

Institutional Class Shares — based on net assets of $4,437,846 and shares outstanding of 269,611,153	$16.46

NUMBER OF SHARES AUTHORIZED	1,500,000,000

Investment in Affiliated Investment Company at Cost	$3,454,200

NET ASSETS CONSIST OF:
Paid-In Capital	$4,788,452
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	12,961
Accumulated Net Realized Gain (Loss)	(1,348,339)
Net Unrealized Foreign Exchange Gain (Loss)	172
Net Unrealized Appreciation (Depreciation)	988,043

NET ASSETS	$4,441,289

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $10,174)	$113,412
Interest	140
Income from Securities Lending	9,229
Expenses Allocated from Affiliated Investment Company	(8,633)

Total Investment Income	114,148

Expenses
Administrative Services Fees	7,097
Accounting & Transfer Agent Fees	82
Shareholder Servicing Fees — Class R2 Shares	8
Filing Fees	117
Shareholders’ Reports	169
Directors’/Trustees’ Fees & Expenses	58
Professional Fees	57
Other	49

Total Expenses	7,637

Net Investment Income (Loss)	106,511

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	45,432
Futures	(824)
Foreign Currency Transactions	2,711
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	988,043
Translation of Foreign Currency Denominated Amounts	172

Net Realized and Unrealized Gain (Loss)	1,035,534

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,142,045

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$106,511	$193,222	$160,985
Net Realized Gain (Loss) on:
Investment Securities Sold	45,432	414,722 †	120,165 †
Futures	(824)	—	—
Foreign Currency Transactions	2,711	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	988,043	(3,685,039)†	517,981 †
Translation of Foreign Currency Denominated Amounts	172	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,142,045	(3,077,095)	799,131

Distributions From:
Net Investment Income:
Class R2 Shares	(208)	(218)	—
Institutional Class Shares	(105,492)	(203,735)	(140,110)
Net Short-Term Gains:
Institutional Class Shares	—	(14,929)	(9,341)
Net Long-Term Gains:
Institutional Class Shares	—	(106,397)	(65,358)

Total Distributions	(105,700)	(325,279)	(214,809)

Capital Share Transactions:
Shares Issued	1,077,621	1,701,392	2,157,333
Shares Issued in Lieu of Cash Distributions	98,218	301,997	192,509
Shares Redeemed	(1,124,340)	(1,509,639)	(1,128,154)

Net Increase (Decrease) from Capital Share Transactions	51,499	493,750	1,221,688

Total Increase (Decrease) in Net Assets	1,087,844	(2,908,624)	1,806,010
Net Assets
Beginning of Period	3,353,445	6,262,069	4,456,059

End of Period	$4,441,289	$3,353,445	$6,262,069

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,961	$9,456	$20,513

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Class R2 Shares

	Year Ended Oct. 31, 2009		Period April 30, 2008(a) to Oct. 31, 2008

Net Asset Value, Beginning of Period	$5.16		$10.00

Income from Investment Operations
Net Investment Income (Loss)	0.16	(A)	0.25	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	1.56		(4.46)

Total from Investment Operations	1.72		(4.21)

Less Distributions
Net Investment Income	(0.37)		(0.63)
Net Realized Gains	—		—

Total Distributions	(0.37)		(0.63)

Net Asset Value, End of Period	$6.51		$5.16

Total Return	34.86%		(44.63)%(	C)

Net Assets, End of Period (thousands)	$3,443		$3,372
Ratio of Expenses to Average Net Assets (D)	0.74%		0.73%(B	)(E)
Ratio of Net Investment Income to Average Net Assets	2.96%		7.47%(B	)(E)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Institutional Class Shares

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$12.54	$25.51	$22.71	$17.67	$15.73	$12.20

Income from Investment
Operations
Net Investment Income (Loss)	0.40	(A)	0.74	(A)	0.72	(A)	0.66	(A)	0.48	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	3.92	(12.44)	3.09	5.37	1.89	3.58

Total from Investment Operations	4.32	(11.70)	3.81	6.03	2.37	3.84

Less Distributions
Net Investment Income	(0.40)	(0.78)	(0.63)	(0.65)	(0.42)	(0.31)
Net Realized Gains	—	(0.49)	(0.38)	(0.34)	(0.01)	—

Total Distributions	(0.40)	(1.27)	(1.01)	(0.99)	(0.43)	(0.31)

Net Asset Value, End of Period	$16.46	$12.54	$25.51	$22.71	$17.67	$15.73

Total Return	35.11%	(47.96	)%(C)	17.09%	35.39%	15.40%	31.86%

Net Assets, End of Period (thousands)	$4,437,846	$3,350,073	$6,262,069	$4,456,059	$2,518,457	$1,431,989
Ratio of Expenses to Average Net Assets (D)	0.46%	0.44	%(B)	0.44%	0.44%	0.48%	0.51%
Ratio of Net Investment Income to Average Net Assets	3.00%	3.86	%(B)	2.89%	3.25%	2.86%	1.87%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio (the “Portfolio”) is presented in this section of the report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 72% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Class R2 shares commenced operations on April 30, 2008. As of October 31, 2009, Class R1 shares has 100,000,000 authorized shares and has not commenced operations.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:   The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value heirarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—      Level 1 – quoted prices in active markets for identical securities

—      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—      Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands):

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio	$4,442,243	—	—	$4,442,243

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $101 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Pursuant to the Expense Assumption Agreement for the Class R2 shares of the DFA International Value Portfolio, the Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding management fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares of the Portfolio to 0.79% of its average net assets on an annualized basis. At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than 0.79% of its average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized expenses to exceed 0.79% of its average net assets on an annualized basis. The Portfolio is not obligated to reimburse the advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

The Expense Assumption Agreement will remain in effect until March 1, 2010 and shall continue to remain in effect for year to year thereafter unless terminated by the Fund or the Advisor. At October 31, 2009, there were no fees subject to future recovery by the Advisor.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to a reclassification of distributions, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$2,694	$(2,694)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$156,076	$ 69,683	$225,759
2008	218,970	106,309	325,279
2009	105,700	—	105,700

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
$13,063	—	$(1,348,208)	$(1,335,145)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforwards in the amount of $1,348,208 to offset future realized capital gains expiring in 2016.

For the year ended October 31, 2009, the Portfolio had utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes of $44,756 (amount in thousands).

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,454,309	$1,035,783	$(47,849)	$987,934

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares
Class R2 Shares*
Shares Issued	$1,393	263	$5,585	703	N/A	N/A
Shares Issued in Lieu of Cash Distributions	207	38	218	25	N/A	N/A
Shares Redeemed	(2,329)	(425)	(624)	(75)	N/A	N/A

Net Increase (Decrease) — Class R2 Shares	$(729)	(124)	$5,179	653	N/A	N/A

Institutional Class Shares
Shares Issued	$1,076,228	84,945	$1,695,807	84,544	$2,157,333	86,715
Shares Issued in Lieu of Cash Distributions	98,011	7,185	301,779	13,697	192,509	7,988
Shares Redeemed	(1,122,011)	(89,725)	(1,509,015)	(76,488)	(1,128,154)	(45,424)

Net Increase (Decrease) — Institutional Class Shares	$52,228	2,405	$488,571	21,753	$1,221,688	49,279

*	Class R2 Shares commenced operations on April 30, 2008.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current overnight Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

G. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio Class R2 Shares.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Other:

At October 31, 2009, two shareholders held approximately 89% of the outstanding shares of Class R2 shares of the Portfolio and two shareholders held approximately 46% of the outstanding shares of the Institutional Class shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*

1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

DFA International Value Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	127,614,315	85.58%	14,496,066	9.72%	7,013,040	4.70%	NA	NA	48.32%	5.49%	2.66%	NA
5b	Making Loans	127,641,188	85.59%	14,331,582	9.61%	7,150,651	4.80%	NA	NA	48.33%	5.43%	2.71%	NA
5c	Investments in Real Estate	129,571,288	86.89%	12,561,171	8.42%	6,990,962	4.69%	NA	NA	49.06%	4.76%	2.65%	NA
5d	Investments in Commodities	127,850,565	85.73%	14,282,207	9.58%	6,990,649	4.69%	NA	NA	48.41%	5.41%	2.65%	NA
5e	Diversification of Investments	128,058,001	85.87%	13,639,129	9.15%	7,426,291	4.98%	NA	NA	48.49%	5.16%	2.81%	NA
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	126,781,111	85.02%	15,180,463	10.18%	7,161,847	4.80%	NA	NA	48.00%	5.75%	2.71%	NA
6b	Purchasing Securities on Margin	126,743,961	84.99%	15,230,781	10.21%	7,148,679	4.79%	NA	NA	47.99%	5.77%	2.71%	NA
6c	Investing in Restricted or Illiquid Securities	126,892,075	85.09%	15,147,599	10.16%	7,083,747	4.75%	NA	NA	48.05%	5.74%	2.68%	NA
6d	Investing for the Purpose of Exercising Control	127,557,569	85.54%	14,485,326	9.71%	7,080,526	4.75%	NA	NA	48.30%	5.48%	2.68%	NA
6e	Investing in Other Investment Companies	127,306,100	85.37%	14,765,431	9.90%	7,051,890	4.73%	NA	NA	48.20%	5.59%	2.67%	NA
6f	Management Ownership of Securities of an Issuer	127,523,344	85.52%	13,985,818	9.38%	7,614,259	5.11%	NA	NA	48.29%	5.30%	2.88%	NA
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	128,355,439	86.07%	13,751,004	9.22%	7,016,978	4.71%	NA	NA	48.60%	5.21%	2.66%	NA
6h	Investing in Securities of Unseasoned Issuers	127,429,787	85.45%	14,603,028	9.79%	7,090,605	4.75%	NA	NA	48.25%	5.53%	2.68%	NA
6i	Investing in Warrants	127,537,439	85.52%	13,993,622	9.38%	7,592,359	5.09%	NA	NA	48.29%	5.30%	2.87%	NA
6j	Writing or Acquiring Options	127,281,114	85.35%	14,227,906	9.54%	7,614,401	5.11%	NA	NA	48.19%	5.39%	2.88%	NA
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	129,446,599	86.81%	8,913,716	5.98%	10,763,106	7.22%	NA	NA	49.01%	3.38%	4.08%	NA

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The U.S. Large Company Series vs.

S&P 500® Index

October 31, 1999-October 31, 2009

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

The United Kingdom Small Company Series vs.

MSCI UK Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

April 2, 2007-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned higher sharply in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Company Series

The U.S. Large Company Series seeks to approximate the returns of the S&P 500® Index by purchasing shares in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Series was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2009, the total return was 10.17% for the Series and 9.80% for the S&P 500® Index Relative to the Index, outperformance was mostly due to the flexible trading approach employed by the Series to gain exposure to the performance of the Index during periods of index reconstitution.

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.90% for the Series and 4.78% for the Russell 1000® Value Index. The Series benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Series’ greater exposure to stocks with more pronounced value characteristics and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Series and Index also contributed to the outperformance. The Series’ larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Series also benefited from composition differences among the Series’ basket of financial stocks, which added approximately 3.6% to relative performance.

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Gains in emerging markets were better, on average, than in developed markets, although results varied widely among the individual emerging markets countries. For the 12 month period, returns in U.S. dollars were 64.13% for the MSCI Emerging Markets Index (net dividends) and 27.83% for the MSCI World ex USA Index (net dividends).

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Argentina	53.21%
Brazil	91.55%
Chile	61.68%
China	82.16%
Czech Republic	26.83%
Hungary	63.54%
India	77.12%
Indonesia	127.39%
Israel	31.43%
Malaysia	56.99%
Mexico	39.79%

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Philippines	50.71%
Poland	23.09%
South Africa	61.69%
South Korea	56.17%
Taiwan	48.86%
Thailand	78.58%
Turkey	68.21%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks by purchasing shares in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 35.41% for the Series and 27.83% for the MSCI World ex USA Index (net dividends). The Series’ greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 1,313 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. Over the period, Japanese small company stocks outperformed Japanese large company stocks. For the 12 months ended October 31, 2009, total returns were 22.69% for the Series and 24.60% for the MSCI Japan Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such stocks. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 963 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore (approximately 59%, 21%, 7%, and 13% respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. Over the period, Asia Pacific small company stocks outperformed Asia Pacific large company stocks. For the 12 months ended October 31, 2009, total returns were 84.98% for the Series and 90.41% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 386 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2009, total returns were 43.51% for the Series and 51.09% for the MSCI UK Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 1,234 stocks in 15 developed continental European countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. Over the period, continental European small company stocks outperformed continental European large company stocks. For the 12 months ended October 31, 2009, total returns were 43.78% for the Series and 57.29% for the MSCI Europe ex UK Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Canadian Small Company Series

The Canadian Small Company Series seeks to capture the returns of Canadian small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 306 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Canadian equity market, rather than the behavior of a limited number of stocks. Over the period, Canadian small company stocks outperformed Canadian large company stocks. For the 12 months ended October 31, 2009, total returns were 61.67% for the Series and 63.84% for the MSCI Canada Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large company stocks in selected emerging markets. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 654 stocks in 18 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 53.99% for the Series and 64.13% for the MSCI Emerging Markets Index (net dividends). The Series’ relative underperformance was primarily due to differences in country weights and in the composition of the Series’ holdings relative to the Index. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 2,152 stocks in 16 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was principally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 92.08% for the Series and 64.13% for the MSCI Emerging Markets Index (net dividends). The Series’ outperformance was primarily because small cap stocks dramatically outperformed large cap stocks during the period. Also, over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLES

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*

The U.S. Large Company Series
Actual Fund Return	$1,000.00	$1,200.50	0.06%	$0.33
Hypothetical 5% Annual Return	$1,000.00	$1,024.90	0.06%	$0.31

The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,242.20	0.14%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,350.50	0.25%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

The Japanese Small Company Series
Actual Fund Return	$1,000.00	$1,228.70	0.16%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,674.70	0.17%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,337.60	0.14%	$0.82
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,396.50	0.16%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,464.20	0.16%	$0.99
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,383.70	0.21%	$1.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,509.50	0.34%	$2.15
Hypothetical 5% Annual Return	$1,000.00	$1,023.49	0.34%	$1.73

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Company Series
Consumer Discretionary	9.2%
Consumer Staples	11.9%
Energy	12.4%
Financials	13.6%
Health Care	12.6%
Industrials	10.0%
Information Technology	19.0%
Materials	3.4%
Real Estate Investment Trusts	1.1%
Telecommunication Services	3.1%
Utilities	3.7%

100.0%

The U.S. Large Cap Value Series
Consumer Discretionary	16.7%
Consumer Staples	6.4%
Energy	13.9%
Financials	31.3%
Health Care	5.5%
Industrials	14.7%
Information Technology	3.6%
Materials	3.8%
Telecommunication Services	3.6%
Utilities	0.5%

100.0%

The DFA International Value Series
Consumer Discretionary	13.2%
Consumer Staples	4.9%
Energy	6.0%
Financials	42.8%
Health Care	0.4%
Industrials	10.3%
Information Technology	3.1%
Materials	11.2%
Other	—
Telecommunication Services	6.9%
Utilities	1.2%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The Japanese Small Company Series
Consumer Discretionary	21.1%
Consumer Staples	10.4%
Energy	1.4%
Financials	10.4%
Health Care	4.0%
Industrials	27.4%
Information Technology	11.5%
Materials	12.9%
Other	—
Telecommunication Services	0.1%
Utilities	0.8%

100.0%

The Asia Pacific Small Company Series
Consumer Discretionary	23.1%
Consumer Staples	4.1%
Energy	6.8%
Financials	13.0%
Health Care	6.6%
Industrials	23.4%
Information Technology	5.0%
Materials	12.3%
Other	0.1%
Real Estate Investment Trusts	0.2%
Telecommunication Services	1.8%
Utilities	3.6%

100.0%

The United Kingdom Small Company Series
Consumer Discretionary	21.0%
Consumer Staples	4.3%
Energy	5.3%
Financials	14.2%
Health Care	3.6%
Industrials	33.0%
Information Technology	13.0%
Materials	4.4%
Other	—
Telecommunication Services	0.7%
Utilities	0.5%

100.0%

The Continental Small Company Series
Consumer Discretionary	14.2%
Consumer Staples	7.0%
Energy	5.4%
Financials	17.3%
Health Care	8.3%
Industrials	25.8%
Information Technology	8.6%
Materials	9.6%
Other	—
Telecommunication Services	1.0%
Utilities	2.8%

100.0%

The Canadian Small Company Series
Consumer Discretionary	13.6%
Consumer Staples	2.8%
Energy	20.6%
Financials	7.8%
Health Care	4.9%
Industrials	7.9%
Information Technology	6.4%
Materials	35.2%
Telecommunication Services	0.4%
Utilities	0.4%

100.0%

The Emerging Markets Series
Consumer Discretionary	6.3%
Consumer Staples	8.5%
Energy	12.9%
Financials	20.7%
Health Care	3.4%
Industrials	6.5%
Information Technology	13.7%
Materials	13.5%
Other	—
Telecommunication Services	10.7%
Utilities	3.8%

100.0%

The Emerging Markets Small Cap Series
Consumer Discretionary	19.3%
Consumer Staples	10.9%
Energy	1.3%
Financials	15.0%
Health Care	4.8%
Industrials	17.6%
Information Technology	9.3%
Materials	15.9%
Other	0.2%
Real Estate Investment Trusts	—
Telecommunication Services	1.3%
Utilities	4.4%

100.0%

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (92.1%)
Consumer Discretionary — (8.5%)
*Amazon.com, Inc.	126,572	$15,038,019	0.4%
Comcast Corp. Class A	1,092,473	15,840,859	0.4%
Disney (Walt) Co.	707,515	19,364,686	0.6%
#Home Depot, Inc.	648,891	16,280,675	0.5%
McDonald’s Corp.	415,454	24,349,759	0.7%
Other Securities		227,637,040	6.5%

Total Consumer Discretionary		318,511,038	9.1%

Consumer Staples — (11.0%)
Coca-Cola Co.	882,204	47,030,295	1.3%
Colgate-Palmolive Co.	189,741	14,919,335	0.4%
CVS Caremark Corp.	549,409	19,394,138	0.6%
Kraft Foods, Inc.	561,489	15,452,177	0.4%
PepsiCo, Inc.	593,045	35,908,875	1.0%
Philip Morris International, Inc.	736,409	34,876,330	1.0%
Procter & Gamble Co.	1,111,163	64,447,454	1.8%
Wal-Mart Stores, Inc.	822,201	40,846,946	1.2%
Other Securities		141,728,671	4.1%

Total Consumer Staples		414,604,221	11.8%

Energy — (11.4%)
Chevron Corp.	763,458	58,435,075	1.7%
ConocoPhillips	564,511	28,327,162	0.8%
Exxon Mobil Corp.	1,829,468	131,117,972	3.7%
Occidental Petroleum Corp.	308,646	23,420,058	0.7%
Schlumberger, Ltd.	455,987	28,362,391	0.8%
Other Securities		159,417,519	4.5%

Total Energy		429,080,177	12.2%

Financials — (12.5%)
American Express Co.	452,705	15,772,242	0.4%
Bank of America Corp.	3,293,490	48,019,084	1.4%
Citigroup, Inc.	4,964,744	20,305,803	0.6%
Goldman Sachs Group, Inc.	194,617	33,117,975	0.9%
JPMorgan Chase & Co.	1,497,052	62,531,862	1.8%
Morgan Stanley	517,407	16,619,113	0.5%
#U.S. Bancorp	727,850	16,900,677	0.5%
Wells Fargo & Co.	1,778,388	48,941,238	1.4%
Other Securities		209,712,141	6.0%

Total Financials		471,920,135	13.5%

Health Care — (11.7%)
Abbott Laboratories	588,498	29,760,344	0.8%
*Amgen, Inc.	386,571	20,770,460	0.6%
Bristol-Myers Squibb Co.	754,098	16,439,336	0.5%
*Gilead Sciences, Inc.	344,234	14,647,157	0.4%
Johnson & Johnson	1,049,083	61,948,351	1.8%
Medtronic, Inc.	421,338	15,041,767	0.4%
#Merck & Co., Inc.	802,803	24,830,697	0.7%
Pfizer, Inc.	3,069,869	52,279,869	1.5%
Schering-Plough Corp.	622,008	17,540,626	0.5%
Other Securities		186,020,772	5.3%

Total Health Care		439,279,379	12.5%

Industrials — (9.2%)
3M Co.	265,836	19,557,555	0.6%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	4,045,427	$ 57,687,789	1.6%
United Parcel Service, Inc.	378,570	20,321,638	0.6%
United Technologies Corp.	358,323	22,018,948	0.6%
Other Securities		228,629,561	6.5%

Total Industrials		348,215,491	9.9%

Information Technology — (17.5%)
*Apple, Inc.	341,019	64,282,082	1.8%
*Cisco Sytems, Inc.	2,195,717	50,172,133	1.4%
*Google, Inc.	91,589	49,102,695	1.4%
Hewlett-Packard Co.	902,618	42,838,250	1.2%
Intel Corp.	2,131,047	40,724,308	1.2%
International Business Machines Corp.	499,027	60,187,646	1.7%
Microsoft Corp.	2,951,141	81,835,140	2.4%
Oracle Corp.	1,486,799	31,371,459	0.9%
QUALCOMM, Inc.	632,808	26,204,579	0.8%
Other Securities		214,771,869	6.1%

Total Information Technology		661,490,161	18.9%

Materials — (3.1%)
Other Securities		117,813,227	3.4%

Real Estate Investment Trusts — (1.0%)
Other Securities		37,279,130	1.1%

Telecommunication Services — (2.8%)
AT&T, Inc.	2,246,012	57,655,128	1.7%
Verizon Communications, Inc.	1,081,364	31,997,561	0.9%
Other Securities		17,544,350	0.5%

Total Telecommunication Services		107,197,039	3.1%

Utilities — (3.4%)
Other Securities		127,970,719	3.6%

TOTAL COMMON STOCKS		3,473,360,717	99.1%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $25,855,000, FNMA 6.50%, 06/25/39 valued at $27,826,444) to be repurchased at $27,414,434	$27,414	27,414,000	0.8%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (7.2%)
§@DFA Short Term Investment Fund LP	269,088,352	$ 269,088,352	7.7%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,507,470 FHLMC 5.793%(r), 01/01/37, valued at $1,408,594) to be repurchased at $1,367,576	$1,368	1,367,567	0.0%

TOTAL SECURITIES LENDING COLLATERAL		270,455,919	7.7%

TOTAL INVESTMENTS — (100.0%) (Cost $3,544,033,089)		$3,771,230,636	107.6%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$318,511,038	—	—	$318,511,038
Consumer Staples	414,604,221	—	—	414,604,221
Energy	429,080,177	—	—	429,080,177
Financials	471,920,135	—	—	471,920,135
Health Care	439,279,379	—	—	439,279,379
Industrials	348,215,491	—	—	348,215,491
Information Technology	661,490,161	—	—	661,490,161
Materials	117,813,227	—	—	117,813,227
Real Estate Investment Trusts	37,279,130	—	—	37,279,130
Telecommunication Services	107,197,039	—	—	107,197,039
Utilities	127,970,719	—	—	127,970,719
Temporary Cash Investments	—	$27,414,000	—	27,414,000
Securities Lending Collateral	—	270,455,919	—	270,455,919
Other Financial Instruments**	140,905	—	—	140,905

TOTAL	$3,473,501,622	$297,869,919	—	$3,771,371,541

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
Consumer Discretionary — (15.5%)
Carnival Corp.	2,624,598	$76,428,294	1.0%
CBS Corp. Class B	3,870,469	45,555,420	0.6%
Comcast Corp. Class A	11,512,642	166,933,309	2.2%
Comcast Corp. Special Class A	3,396,043	47,612,523	0.6%
#Disney (Walt) Co.	4,577,802	125,294,441	1.7%
*Liberty Media Corp. Entertainment Class A	2,954,309	91,051,803	1.2%
*Liberty Media Corp. Interactive Class A	3,585,265	40,656,905	0.6%
News Corp. Class A	5,810,104	66,932,398	0.9%
Time Warner Cable, Inc.	1,980,956	78,128,905	1.0%
Time Warner, Inc.	6,114,193	184,159,493	2.5%
Other Securities		325,704,783	4.3%

Total Consumer Discretionary		1,248,458,274	16.6%

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	1,723,060	51,898,567	0.7%
CVS Caremark Corp.	4,840,631	170,874,274	2.3%
Kraft Foods, Inc.	2,137,904	58,835,118	0.8%
Other Securities		193,282,891	2.5%

Total Consumer Staples		474,890,850	6.3%

Energy — (13.0%)
Anadarko Petroleum Corp.	2,760,568	168,201,408	2.2%
#Chesapeake Energy Corp.	2,647,458	64,862,721	0.9%
ConocoPhillips	5,213,766	261,626,778	3.5%
Marathon Oil Corp.	3,280,335	104,872,310	1.4%
*National-Oilwell, Inc.	1,160,300	47,560,697	0.6%
XTO Energy, Inc.	2,156,495	89,623,932	1.2%
Other Securities		306,390,542	4.1%

Total Energy		1,043,138,388	13.9%

Financials — (29.1%)
Allstate Corp.	2,596,315	76,773,035	1.0%
Bank of America Corp.	16,675,426	243,127,711	3.2%
Bank of New York Mellon Corp.	1,972,678	52,591,595	0.7%
#Capital One Financial Corp.	1,815,684	66,454,034	0.9%
Chubb Corp.	1,669,873	81,022,238	1.1%
Citigroup, Inc.	19,573,191	80,054,351	1.1%
CME Group, Inc.	203,881	61,696,429	0.8%
JPMorgan Chase & Co.	7,983,370	333,465,365	4.4%
#Loews Corp.	2,592,160	85,800,496	1.1%
MetLife, Inc.	4,663,914	158,712,993	2.1%
#Morgan Stanley	3,619,297	116,251,820	1.5%
PNC Financial Services Group, Inc.	1,190,568	58,266,398	0.8%
Prudential Financial, Inc.	1,918,000	86,751,140	1.2%
Travelers Cos., Inc. (The)	3,328,076	165,704,904	2.2%
Unum Group	1,898,589	37,876,851	0.5%
Other Securities		634,916,189	8.5%

Total Financials		2,339,465,549	31.1%

Health Care — (5.1%)
*Thermo Fisher Scientific, Inc.	1,056,245	47,531,025	0.7%
UnitedHealth Group, Inc.	2,406,388	62,445,769	0.8%
*WellPoint, Inc.	2,580,122	120,646,505	1.6%
Other Securities		181,920,544	2.4%

Total Health Care		412,543,843	5.5%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.7%)
Burlington Northern Santa Fe Corp.	1,930,415	$ 145,398,858	1.9%
#CSX Corp.	2,287,204	96,474,265	1.3%
#FedEx Corp.	599,693	43,591,684	0.6%
General Electric Co.	18,139,800	258,673,548	3.4%
Norfolk Southern Corp.	2,186,220	101,921,576	1.4%
#Northrop Grumman Corp.	1,926,678	96,584,368	1.3%
Union Pacific Corp.	2,835,808	156,366,453	2.1%
Other Securities		203,214,199	2.7%

Total Industrials		1,102,224,951	14.7%

Information Technology — (3.3%)
*Computer Sciences Corp.	946,932	48,018,922	0.7%
Other Securities		219,566,373	2.9%

Total Information Technology		267,585,295	3.6%

Materials — (3.6%)
#Alcoa, Inc.	4,317,440	53,622,605	0.7%
#Dow Chemical Co.	3,993,594	93,769,587	1.3%
#International Paper Co.	1,909,245	42,595,256	0.6%
#Weyerhaeuser Co.	1,105,551	40,175,723	0.5%
Other Securities		54,072,078	0.7%

Total Materials		284,235,249	3.8%

Telecommunication Services — (3.4%)
#AT&T, Inc.	8,438,300	216,611,161	2.9%
Other Securities		52,619,682	0.7%

Total Telecommunication Services		269,230,843	3.6%

Utilities — (0.5%)
Other Securities		39,398,283	0.5%

TOTAL COMMON STOCKS		7,481,171,525	99.6%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $39,850,000 FNMA 6.50%, 6/25/39, valued at $42,888,563) to be repurchased at $42,250,669	$42,250	42,250,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.4%)
§@DFA Short Term Investment Fund LP	512,733,772	512,733,772	6.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $3,853,074 FHLMC 5.793%(r), 01/01/37 & 5.945%(r), 07/01/37, valued at $2,684,003) to be repurchased at $2,605,845	$2,606	2,605,828	0.1%

TOTAL SECURITIES LENDING COLLATERAL		515,339,600	6.9%

TOTAL INVESTMENTS — (100.0%) (Cost $6,877,390,667)		$8,038,761,125	107.1%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,248,458,274	—	—	$1,248,458,274
Consumer Staples	474,890,850	—	—	474,890,850
Energy	1,043,138,388	—	—	1,043,138,388
Financials	2,339,465,549	—	—	2,339,465,549
Health Care	412,543,843	—	—	412,543,843
Industrials	1,102,224,951	—	—	1,102,224,951
Information Technology	267,585,295	—	—	267,585,295
Materials	284,235,249	—	—	284,235,249
Telecommunication Services	269,230,843	—	—	269,230,843
Utilities	39,398,283	—	—	39,398,283
Temporary Cash Investments	—	$42,250,000	—	42,250,000
Securities Lending Collateral	—	515,339,600	—	515,339,600

TOTAL	$7,481,171,525	$557,589,600	—	$8,038,761,125

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
Australia & New Zealand Banking Group, Ltd.	3,343,351	$68,191,374	1.1%
National Australia Bank, Ltd.	2,465,437	65,140,887	1.0%
Wesfarmers, Ltd.	1,898,047	47,362,464	0.8%
Other Securities		141,329,082	2.3%

TOTAL AUSTRALIA		322,023,807	5.2%

AUSTRIA — (0.5%)
Other Securities		34,182,743	0.6%

BELGIUM — (0.5%)
Other Securities		38,019,953	0.6%

CANADA — (7.6%)
EnCana Corp.	671,498	37,234,767	0.6%
#Manulife Financial Corp.	2,074,478	38,918,630	0.6%
*Teck Resources, Ltd. Class B	1,418,230	41,168,712	0.7%
#Thomson Reuters Corp.	1,832,184	58,281,755	0.9%
#Toronto Dominion Bank	944,998	53,867,637	0.9%
Other Securities		318,836,929	5.2%

TOTAL CANADA		548,308,430	8.9%

DENMARK — (1.1%)
Other Securities		77,023,723	1.2%

FINLAND — (0.6%)
Other Securities		40,451,320	0.7%

FRANCE — (8.3%)
#AXA SA	2,818,397	70,093,978	1.1%
BNP Paribas SA	913,891	68,847,185	1.1%
#Compagnie de Saint-Gobain SA	846,142	41,232,265	0.7%
#Lafarge SA	467,217	37,923,901	0.6%
#Societe Generale Paris SA	913,312	60,662,002	1.0%
Vivendi SA	2,686,677	74,534,678	1.2%
Other Securities		244,803,391	4.0%

TOTAL FRANCE		598,097,400	9.7%

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808	0.8%
#Bayerische Motoren Werke AG	915,762	44,797,554	0.7%
#Daimler AG	1,684,003	81,364,327	1.3%
#Deutsche Bank AG	774,190	56,245,973	0.9%
#Deutsche Telekom AG	2,621,866	35,693,819	0.6%
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351	1.0%
Other Securities		167,080,419	2.7%

TOTAL GERMANY		535,465,142	8.6%

GREECE — (0.3%)
Other Securities		19,019,902	0.3%

HONG KONG — (2.7%)
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708	0.7%
Hutchison Whampoa, Ltd.	5,568,000	39,081,157	0.6%
Other Securities		117,731,620	1.9%

TOTAL HONG KONG		197,933,485	3.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.0%)
Other Securities		$57,893	0.0%

ITALY — (2.9%)
#*Intesa Sanpaolo SpA	11,201,860	47,142,793	0.8%
*UniCredito SpA	19,413,366	65,038,767	1.0%
Other Securities		98,411,874	1.6%

TOTAL ITALY		210,593,434	3.4%

JAPAN — (11.7%)
FUJIFILM Holdings Corp.	1,257,700	35,755,504	0.6%
*Nissan Motor Co., Ltd.	4,991,500	36,119,215	0.6%
Sony Corp. Sponsored ADR	1,725,386	50,709,095	0.8%
Other Securities		726,760,636	11.7%

TOTAL JAPAN		849,344,450	13.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.7%)
#ArcelorMittal NV	2,446,831	82,806,981	1.3%
*ING Groep NV	3,093,625	40,259,293	0.7%
Philips Electronics NV	3,072,622	77,186,781	1.2%
Other Securities		69,089,143	1.1%

TOTAL NETHERLANDS		269,342,198	4.3%

NEW ZEALAND — (0.1%)
Other Securities		8,185,686	0.1%

NORWAY — (1.0%)
Other Securities		75,691,447	1.2%

PORTUGAL — (0.2%)
Other Securities		13,072,321	0.2%

SINGAPORE — (1.6%)
DBS Group Holdings, Ltd.	4,164,750	38,138,997	0.6%
Other Securities		78,569,480	1.3%

TOTAL SINGAPORE		116,708,477	1.9%

SPAIN — (4.7%)
Banco Santander SA	5,654,108	90,987,342	1.5%
Banco Santander SA Sponsored ADR	5,549,048	89,117,711	1.4%
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506	0.6%
Other Securities		120,997,642	1.9%

TOTAL SPAIN		336,550,201	5.4%

SWEDEN — (2.9%)
#Nordea Bank AB	6,583,962	70,668,421	1.2%
Other Securities		138,442,067	2.2%

TOTAL SWEDEN		209,110,488	3.4%

SWITZERLAND — (6.3%)
Credit Suisse Group AG	1,755,349	93,836,004	1.5%
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094	0.7%
#*Holcim, Ltd.	650,248	41,384,888	0.7%
*UBS AG	3,481,616	58,055,052	1.0%
Zurich Financial Services AG	322,012	73,738,360	1.2%
Other Securities		144,088,911	2.3%

TOTAL SWITZERLAND		455,895,309	7.4%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	$48,102,581	0.8%
Aviva P.L.C.	7,396,866	46,253,871	0.7%
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576	2.9%
Kingfisher P.L.C.	9,743,172	35,612,473	0.6%
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859	2.1%
Vodafone Group P.L.C.	34,976,333	77,082,062	1.2%
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663	2.7%
*Xstrata P.L.C.	3,245,577	46,747,872	0.8%
Other Securities		419,126,814	6.8%

TOTAL UNITED KINGDOM		1,200,894,340	19.4%

TOTAL COMMON STOCKS		6,155,972,149	99.4%

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
Other Securities		41,059	0.0%

ITALY — (0.0%)
Other Securities		76,976	0.0%

TOTAL RIGHTS/WARRANTS		118,035	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	13,790,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714	17.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792	17.1%

TOTAL INVESTMENTS — (100.0%) (Cost $5,830,288,347)		$7,226,155,976	116.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,073,789	$319,950,018	—	$322,023,807
Austria	—	34,182,743	—	34,182,743
Belgium	3,586,620	34,433,333	—	38,019,953
Canada	548,308,430	—	—	548,308,430
Denmark	—	77,023,723	—	77,023,723
Finland	1,516,659	38,934,661	—	40,451,320
France	3,494,320	594,603,080	—	598,097,400
Germany	98,912,195	436,552,947	—	535,465,142
Greece	4,501,802	14,518,100	—	19,019,902
Hong Kong	—	197,933,485	—	197,933,485
Ireland	57,893	—	—	57,893
Italy	29,729,570	180,863,864	—	210,593,434
Japan	56,497,996	792,846,454	—	849,344,450
Malaysia	—	—	—	—
Netherlands	10,297,313	259,044,885	—	269,342,198
New Zealand	—	8,185,686	—	8,185,686
Norway	401,330	75,290,117	—	75,691,447
Portugal	—	13,072,321	—	13,072,321
Singapore	—	116,708,477	—	116,708,477
Spain	131,434,682	205,115,519	—	336,550,201
Sweden	7,351,053	201,759,435	—	209,110,488
Switzerland	46,226,255	409,669,054	—	455,895,309
United Kingdom	564,527,406	636,366,934	—	1,200,894,340
Rights/Warrants
Germany	—	41,059	—	41,059
Italy	76,976	—	—	76,976
Temporary Cash Investments	—	13,790,000	—	13,790,000
Securities Lending Collateral	—	1,056,275,792	—	1,056,275,792

TOTAL	$1,508,994,289	$5,717,161,687	—	$7,226,155,976

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.1%)
Consumer Discretionary — (18.4%)
#K’s Holdings Corp.	130,772	$4,237,998	0.4%
Nissan Shatai Co., Ltd.	407,023	3,430,896	0.3%
PanaHome Corp.	440,200	2,756,561	0.2%
#Saizeriya Co., Ltd.	168,800	3,256,721	0.3%
Shochiku Co., Ltd.	416,400	3,658,864	0.3%
#Tomy Co., Ltd.	313,193	2,764,145	0.2%
Other Securities		227,372,576	19.2%

Total Consumer Discretionary		247,477,761	20.9%

Consumer Staples — (9.1%)
Fancl Corp.	170,300	3,039,176	0.3%
Itoham Foods, Inc.	693,800	2,742,506	0.2%
Life Corp.	183,900	3,224,609	0.3%
*Megmilk Snow Brand Co., Ltd.	180,000	3,549,408	0.3%
Morinaga Milk Industry Co., Ltd.	852,000	3,975,218	0.3%
Nippon Flour Mills Co., Ltd.	604,000	3,069,254	0.3%
#Nisshin Oillio Group, Ltd. (The)	548,000	2,887,732	0.2%
Other Securities		99,240,254	8.4%

Total Consumer Staples		121,728,157	10.3%

Energy — (1.2%)
Other Securities		16,608,436	1.4%

Financials — (9.1%)
Aichi Bank, Ltd. (The)	34,100	2,859,215	0.2%
#Bank of Iwate, Ltd. (The)	57,400	3,400,866	0.3%
Century Tokyo Leasing Corp.	308,990	3,451,730	0.3%
#Fukui Bank, Ltd. (The)	841,000	2,791,181	0.2%
Okasan Securities Group, Inc.	594,000	2,807,164	0.2%
#*Senshu Ikeda Holdings, Inc.	1,258,000	4,304,438	0.4%
Tokai Tokyo Financial Holdings, Inc.	898,000	2,910,323	0.3%
Yamagata Bank, Ltd.	584,500	2,803,136	0.2%
Other Securities		96,639,604	8.2%

Total Financials		121,967,657	10.3%

Health Care — (3.5%)
Hogy Medical Co., Ltd.	50,300	2,703,731	0.2%
Kaken Pharmaceutical Co., Ltd.	348,000	3,148,930	0.3%
Kyorin Co., Ltd.	177,000	2,830,803	0.3%
Nippon Shinyaku Co., Ltd.	237,000	3,278,069	0.3%
Nipro Corp.	180,100	3,888,012	0.3%
Other Securities		31,071,410	2.6%

Total Health Care		46,920,955	4.0%

Industrials — (23.9%)
#Daiseki Co., Ltd.	147,263	2,893,882	0.3%
*Ebara Corp.	825,000	3,624,591	0.3%
#*Iseki & Co., Ltd.	759,000	2,841,757	0.2%
Kyowa Exeo Corp.	306,000	2,802,620	0.2%
#Meidensha Corp.	764,050	3,828,337	0.3%
Miura Co., Ltd.	132,100	3,689,039	0.3%
Nippon Konpo Unyu Soko Co., Ltd.	247,000	2,682,995	0.2%
Takara Standard Co., Ltd.	515,000	2,970,448	0.3%
#Toshiba Plant Kensetsu Co., Ltd.	219,450	2,872,309	0.2%
Other Securities		292,927,396	24.8%

Total Industrials		321,133,374	27.1%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (10.0%)
#*Dainippon Screen Manufacturing Co., Ltd.	652,000	$2,771,193	0.2%
eAccess, Ltd.	4,312	3,024,281	0.3%
Hosiden Corp.	243,000	2,942,705	0.3%
IT Holdings Corp.	262,001	3,228,913	0.3%
Ryosan Co., Ltd.	122,000	2,913,094	0.2%
Other Securities		119,972,304	10.1%

Total Information Technology		134,852,490	11.4%

Materials — (11.2%)
Adeka Corp.	341,200	3,127,162	0.2%
#FP Corp.	63,900	3,165,602	0.3%
Hokuetsu Kishu Paper Co., Ltd.	601,199	3,109,276	0.2%
Kureha Corp.	627,500	3,384,770	0.3%
Nifco, Inc.	162,700	3,329,607	0.3%
Nihon Parkerizing Co., Ltd.	230,000	2,726,796	0.2%
#Nippon Paint Co., Ltd.	727,200	4,364,964	0.4%
#NOF Corp.	701,000	3,179,395	0.3%
Toagosei Co., Ltd.	897,000	3,137,826	0.3%
Other Securities		121,727,189	10.3%

Total Materials		151,252,587	12.8%

Telecommunication Services — (0.0%)
Other Securities		596,409	0.1%

Utilities — (0.7%)
#Saibu Gas Co., Ltd.	1,291,000	3,693,034	0.3%
Other Securities		5,914,064	0.5%

Total Utilities		9,607,098	0.8%

TOTAL COMMON STOCKS		1,172,144,924	99.1%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $115,000 FNMA 6.50%, 06/25/39, valued at $123,769) to be repurchased at $118,002	$118	118,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.9%)
§@DFA Short Term Investment Fund LP	172,297,110	172,297,110	14.6%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $752,982) to be repurchased at $738,222	$738	738,218	0.0%

TOTAL SECURITIES LENDING COLLATERAL		173,035,328	14.6%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $1,560,342,919)	$1,345,298,252	113.7%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$247,477,761	—	$247,477,761
Consumer Staples	$3,549,408	118,178,749	—	121,728,157
Energy	—	16,608,436	—	16,608,436
Financials	4,304,438	117,663,219	—	121,967,657
Health Care	—	46,920,955	—	46,920,955
Industrials	176,637	320,956,737	—	321,133,374
Information Technology	—	134,852,490	—	134,852,490
Materials	—	151,252,587	—	151,252,587
Telecommunication Services	—	596,409	—	596,409
Utilities	—	9,607,098	—	9,607,098
Temporary Cash Investments	—	118,000	—	118,000
Securities Lending Collateral	—	173,035,328	—	173,035,328

TOTAL	$8,030,483	$1,337,267,769	—	$1,345,298,252

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (82.9%)
AUSTRALIA — (48.9%)
#Adelaide Brighton, Ltd.	1,480,311	$3,724,318	0.5%
#*Andean Resources, Ltd.	1,464,837	2,876,891	0.4%
#APA Group, Ltd.	1,044,302	2,954,348	0.4%
*Austar United Communications, Ltd.	3,107,163	3,602,715	0.5%
Australian Infrastructure Fund	2,805,723	4,426,075	0.7%
#Australian Pharmaceutical Industries, Ltd. (6002840)	5,079,394	3,377,108	0.5%
*Australian Pharmaceutical Industries, Ltd. (60028RR)	4,331,586	2,904,802	0.4%
Australian Worldwide Exploration, Ltd.	1,482,305	3,397,856	0.5%
#AWB, Ltd.	3,807,619	4,157,632	0.6%
#Bradken, Ltd.	582,247	3,202,182	0.5%
#Campbell Brothers, Ltd.	240,269	6,196,971	0.9%
*Centamin Egypt, Ltd.	2,112,300	4,331,276	0.6%
#Centennial Coal Co., Ltd.	1,196,500	3,341,606	0.5%
Challenger Financial Services Group, Ltd.	1,750,037	5,754,880	0.8%
#ConnectEast Group, Ltd.	8,607,304	3,049,683	0.5%
#Crane Group, Ltd.	345,440	2,783,584	0.4%
#David Jones, Ltd.	1,296,067	6,140,136	0.9%
#Downer EDI, Ltd.	908,261	6,914,045	1.0%
#DUET Group, Ltd.	2,903,270	4,392,324	0.6%
#Flight Centre, Ltd.	192,954	2,910,033	0.4%
#*Graincorp, Ltd. Series A	461,398	2,868,614	0.4%
#Healthscope, Ltd.	857,741	3,640,247	0.5%
Invocare, Ltd.	637,257	3,346,428	0.5%
#IOOF Holdings, Ltd.	950,183	4,451,477	0.7%
#JB Hi-Fi, Ltd.	281,420	5,175,392	0.8%
#*Karoon Gas Australia, Ltd.	628,673	4,257,692	0.6%
Monadelphous Group, Ltd.	302,955	3,598,672	0.5%
#*Mount Gibson Iron, Ltd.	3,114,599	3,290,085	0.5%
Navitas, Ltd.	1,205,167	4,012,073	0.6%
*Pacific Brands, Ltd.	4,412,120	5,137,506	0.8%
#*PanAust, Ltd.	8,757,197	3,578,848	0.5%
#Perpetual Trustees Australia, Ltd.	95,745	3,190,548	0.5%
#Reece Australia, Ltd.	238,457	5,244,014	0.8%
#*Riversdale Mining, Ltd.	692,356	3,279,236	0.5%
#Seek, Ltd.	666,916	3,584,917	0.5%
Sigma Pharmaceuticals, Ltd.	4,862,235	4,070,078	0.6%
#Spark Infrastructure Group, Ltd.	2,596,492	2,815,225	0.4%
Super Cheap Auto Group, Ltd.	718,503	3,377,562	0.5%
*Tap Oil, Ltd.	3,987,713	3,732,072	0.6%
#Ten Network Holdings, Ltd.	2,056,782	2,807,921	0.4%
Tower Australia Group, Ltd.	1,159,243	3,055,999	0.5%
Transfield Services, Ltd.	753,413	2,840,717	0.4%
#West Australian Newspapers Holdings, Ltd.	709,322	4,717,984	0.7%
#Wotif.com Holdings, Ltd.	538,244	2,893,564	0.4%
Other Securities		229,192,872	33.7%

TOTAL AUSTRALIA		398,598,208	58.5%

HONG KONG — (17.2%)
Daphne International Holdings, Ltd.	4,086,000	3,088,086	0.5%
Lee & Man Paper Manufacturing, Ltd.	1,504,400	2,974,469	0.4%
Pacific Basin Shipping, Ltd.	3,924,000	2,888,627	0.4%
Other Securities		131,448,120	19.3%

TOTAL HONG KONG		140,399,302	20.6%

MALAYSIA — (0.0%)
Other Securities		3,780	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (5.7%)
#Fisher & Paykel Healthcare Corp., Ltd.	2,418,756	$5,359,380	0.8%
Sky City Entertainment Group, Ltd.	2,535,089	6,262,217	0.9%
Other Securities		35,214,606	5.2%

TOTAL NEW ZEALAND		46,836,203	6.9%

SINGAPORE — (11.1%)
Venture Corp., Ltd.	504,000	3,215,158	0.5%
Other Securities		87,252,814	12.8%

TOTAL SINGAPORE		90,467,972	13.3%

TOTAL COMMON STOCKS		676,305,465	99.3%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		518,901	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		38,010	0.0%

HONG KONG — (0.0%)
Other Securities		311,564	0.0%

SINGAPORE — (0.0%)
Other Securities		16,019	0.0%

TOTAL RIGHTS/WARRANTS		365,593	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $465,000 FNMA 6.50%, 06/25/39, valued at $500,456) to be repurchased at $490,008	$490	490,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (16.9%)
§@DFA Short Term Investment Fund LP	133,343,064	133,343,064	19.6%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,861,165) to be repurchased at $4,765,876	$4,766	4,765,848	0.7%

TOTAL SECURITIES LENDING COLLATERAL		138,108,912	20.3%

TOTAL INVESTMENTS — (100.0%) (Cost $748,104,019)		$815,788,871	119.8%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,134,169	$394,464,039	—	$398,598,208
Hong Kong	364,876	140,034,426	—	140,399,302
Malaysia	—	3,780	—	3,780
New Zealand	—	46,836,203	—	46,836,203
Singapore	2,266,376	88,201,596	—	90,467,972
Preferred Stocks
Australia	—	518,901	—	518,901
Rights/Warrants
Australia	1,380	36,630	—	38,010
Hong Kong	29,621	281,943	—	311,564
Singapore	16,019	—	—	16,019
Temporary Cash Investments	—	490,000	—	490,000
Securities Lending Collateral	—	138,108,912	—	138,108,912

TOTAL	$6,812,441	$808,976,430	—	$815,788,871

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (96.4%)
Consumer Discretionary — (20.2%)
Aegis Group P.L.C.	3,279,567	$5,895,612	0.8%
Bellway P.L.C.	420,170	5,025,477	0.7%
*DSG International P.L.C.	10,089,373	5,051,941	0.7%
Halfords Group P.L.C.	837,680	5,371,161	0.7%
Informa P.L.C.	1,440,320	6,909,243	0.9%
United Business Media P.L.C.	864,643	6,542,539	0.8%
WH Smith P.LC.	588,205	4,851,076	0.6%
Other Securities		120,525,991	15.6%

Total Consumer Discretionary		160,173,040	20.8%

Consumer Staples — (4.2%)
PZ Cussons P.L.C.	1,348,567	5,515,893	0.7%
Other Securities		27,693,553	3.6%

Total Consumer Staples		33,209,446	4.3%

Energy — (5.2%)
*Dana Petroleum P.L.C.	333,328	6,973,969	0.9%
*Premier Oil P.L.C.	335,099	6,460,840	0.8%
*Soco International P.L.C.	258,739	5,459,305	0.7%
Other Securities		21,961,724	2.9%

Total Energy		40,855,838	5.3%

Financials — (13.8%)
Aberdeen Asset Management P.L.C.	2,558,118	5,538,248	0.7%
Amlin P.L.C.	1,027,564	5,947,701	0.8%
Catlin Group, Ltd.	977,375	5,277,316	0.7%
Close Brothers Group P.L.C.	481,680	5,539,027	0.7%
#Henderson Group P.L.C.	2,936,019	6,189,595	0.8%
Hiscox, Ltd.	1,535,730	8,053,774	1.1%
IG Group Holdings P.L.C.	1,241,907	6,140,967	0.8%
Jardine Lloyd Thompson Group P.L.C.	663,478	4,936,106	0.6%
#Provident Financial P.L.C.	485,695	7,409,228	1.0%
Other Securities		54,027,848	7.0%

Total Financials		109,059,810	14.2%

Health Care — (3.4%)
SSL International P.L.C.	753,239	7,822,386	1.0%
Other Securities		19,383,617	2.5%

Total Health Care		27,206,003	3.5%

Industrials — (31.8%)
Aggreko P.L.C.	611,546	7,601,086	1.0%
Babcock International Group P.L.C.	853,247	8,470,820	1.1%
Carillion P.L.C.	1,523,518	7,339,374	1.0%
Charter International P.L.C.	614,873	6,992,444	0.9%
Chemring Group P.L.C.	128,869	5,527,463	0.7%
De la Rue P.L.C.	387,017	5,796,504	0.7%
Hays P.L.C.	5,101,389	8,172,104	1.1%
#Homeserve P.L.C.	227,284	6,015,087	0.8%
IMI P.L.C.	1,191,221	8,401,977	1.1%
Intertek Group P.L.C.	539,854	11,091,513	1.4%
Meggitt P.L.C.	1,630,199	6,527,012	0.8%
Michael Page International P.L.C.	1,235,568	6,511,423	0.8%
Qinetiq P.L.C.	2,172,472	5,838,845	0.8%
Regus P.L.C.	3,220,926	5,379,876	0.7%
Spirax-Sarco Engineering P.L.C.	301,608	5,381,748	0.7%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Industrials — (Continued)
Tomkins P.L.C.	3,282,427	$9,005,026	1.2%
Travis Perkins P.L.C.	482,448	5,951,606	0.8%
Ultra Electronics Holdings P.L.C.	267,145	5,766,343	0.7%
VT Group P.L.C.	677,021	6,026,593	0.8%
Weir Group P.L.C. (The)	479,090	5,490,425	0.7%
Other Securities		115,352,022	15.0%

Total Industrials		252,639,291	32.8%

Information Technology — (12.5%)
ARM Holdings P.L.C.	4,777,637	11,606,124	1.5%
Dimension Data Holdings P.L.C.	5,615,130	6,524,511	0.8%
Halma P.L.C.	1,486,473	5,547,008	0.7%
Logica P.L.C.	3,037,910	5,759,339	0.8%
*Misys P.L.C.	1,982,492	6,711,250	0.9%
Rotork P.L.C.	350,626	6,524,289	0.8%
Spectris P.L.C.	490,382	5,442,149	0.7%
Other Securities		51,368,435	6.7%

Total Information Technology		99,483,105	12.9%

Materials — (4.2%)
Croda International P.L.C.	484,717	5,935,810	0.7%
Mondi P.L.C.	943,611	5,208,467	0.7%
Other Securities		22,152,270	2.9%

Total Materials		33,296,547	4.3%

Other — (0.0%)
Other Securities		295,816	0.0%

Telecommunication Services — (0.7%)
Other Securities		5,415,067	0.7%

Utilities — (0.4%)
Other Securities		3,451,570	0.5%

TOTAL COMMON STOCKS		765,085,533	99.3%

RIGHTS/WARRANTS — (0.1%)
Other Securities		1,093,389	0.1%

TOTAL RIGHTS/WARRANTS		1,093,389	0.1%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,070,000 FNMA 6.50%, 06/25/39,valued at $2,227,838) to be repurchased at $2,191,035	$2,191	2,191,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (3.2%)
§@DFA Short Term Investment Fund LP	24,472,278	24,472,278	3.2%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $527,028) to be repurchased at $516,697	$517	516,694	0.1%

TOTAL SECURITIES LENDING COLLATERAL		24,988,972	3.3%

TOTAL INVESTMENTS — (100.0%) (Cost $851,007,486)		$793,358,894	103.0%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$160,173,040	—	$160,173,040
Consumer Staples	—	33,209,446	—	33,209,446
Energy	—	40,855,838	—	40,855,838
Financials	$626	109,059,184	—	109,059,810
Health Care	—	27,206,003	—	27,206,003
Industrials	35,451	252,603,840	—	252,639,291
Information Technology	—	99,483,105	—	99,483,105
Materials	—	33,296,547	—	33,296,547
Other	—	295,816	—	295,816
Telecommunication Services	—	5,415,067	—	5,415,067
Utilities	—	3,451,570	—	3,451,570
Rights/Warrants	415,536	677,853	—	1,093,389
Temporary Cash Investments	—	2,191,000	—	2,191,000
Securities Lending Collateral	—	24,988,972	—	24,988,972

TOTAL	$451,613	$792,907,281	—	$793,358,894

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.5%)
AUSTRIA — (2.9%)
Andritz AG	116,739	$6,428,780	0.4%
Other Securities		46,101,446	2.8%

TOTAL AUSTRIA		52,530,226	3.2%

BELGIUM — (3.8%)
Ackermans & van Haaren NV	81,854	5,925,427	0.4%
Bekaert SA	56,746	7,297,993	0.5%
Other Securities		56,164,707	3.4%

TOTAL BELGIUM		69,388,127	4.3%

DENMARK — (2.3%)
Other Securities		42,483,853	2.6%

FINLAND — (7.0%)
Elisa Oyj	276,614	5,356,961	0.3%
KCI Konecranes Oyj	234,271	6,252,168	0.4%
#*Metso Corp. Oyj	206,460	5,765,320	0.4%
*M-Real Oyj Series B	3,798,185	5,517,413	0.3%
#Nokian Renkaat Oyj	325,926	6,954,619	0.4%
Tieto Oyj	277,638	5,544,956	0.3%
Other Securities		92,587,386	5.7%

TOTAL FINLAND		127,978,823	7.8%

FRANCE — (12.3%)
Arkema SA	199,362	7,610,594	0.5%
*Atos Origin SA	143,571	6,721,508	0.4%
#Bourbon SA	162,224	6,746,721	0.4%
Establissements Maurel et Prom SA	305,061	6,132,788	0.4%
*Gemalto NV	149,247	6,272,472	0.4%
#Neopost SA	61,086	5,345,872	0.3%
Nexans SA	92,377	6,523,139	0.4%
Societe BIC SA	84,787	5,884,544	0.3%
#*Valeo SA	232,962	6,323,949	0.4%
Other Securities		167,942,426	10.3%

TOTAL FRANCE		225,504,013	13.8%

GERMANY — (13.4%)
*Aareal Bank AG	561,290	12,138,286	0.7%
Aixtron AG	259,027	7,740,951	0.5%
Aurubis AG	146,836	5,824,231	0.4%
Bilfinger Berger AG	162,980	10,434,934	0.6%
DVB Bank SE	173,470	6,413,252	0.4%
Lanxess AG	218,704	6,875,309	0.4%
MTU Aero Engines Holding AG	163,223	7,393,072	0.4%
Rheinmetall AG	107,359	5,829,585	0.4%
Rhoen-Klinikum AG	379,608	9,172,173	0.6%
#*SGL Carbon SE	217,830	8,239,684	0.5%
Software AG	70,053	6,245,235	0.4%
Wincor Nixdorf AG	112,151	6,558,995	0.4%
Other Securities		151,967,940	9.3%

TOTAL GERMANY		244,833,647	15.0%

GREECE — (3.5%)
Bank of Greece S.A.	73,229	5,536,868	0.4%
Other Securities		58,866,685	3.6%

TOTAL GREECE		64,403,553	4.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (2.6%)
DCC P.L.C	308,989	$8,138,971	0.5%
*Dragon Oil P.L.C.	1,347,570	9,171,834	0.6%
Paddy Power P.L.C.	180,573	5,778,573	0.3%
Other Securities		25,358,738	1.6%

TOTAL IRELAND		48,448,116	3.0%

ITALY — (7.9%)
Banca Popolare di Milano Scarl	1,012,836	7,535,855	0.4%
Other Securities		138,031,663	8.5%

TOTAL ITALY		145,567,518	8.9%

NETHERLANDS — (5.4%)
Imtech NV	248,834	6,325,202	0.4%
Nutreco Holding NV	139,331	7,032,903	0.4%
Other Securities		85,739,447	5.3%

TOTAL NETHERLANDS		99,097,552	6.1%

NORWAY — (3.8%)
Tandberg ASA Series A	208,204	5,570,172	0.3%
*TGS Nopec Geophysical Co. ASA	404,241	6,130,506	0.4%
Other Securities		58,632,730	3.6%

TOTAL NORWAY		70,333,408	4.3%

PORTUGAL — (1.4%)
Other Securities		26,035,355	1.6%

SPAIN — (4.9%)
Ebro Puleva SA	312,280	5,946,769	0.3%
Other Securities		84,329,623	5.2%

TOTAL SPAIN		90,276,392	5.5%

SWEDEN — (5.7%)
Boliden AB	497,124	5,986,022	0.4%
#Elekta AB Series B	302,500	5,701,787	0.3%
Other Securities		92,630,985	5.7%

TOTAL SWEDEN		104,318,794	6.4%

SWITZERLAND — (11.6%)
*Aryzta AG	265,691	10,429,578	0.6%
*Bank Sarasin & Cie AG Series B	172,644	6,874,386	0.4%
*Clariant AG	756,817	7,235,446	0.5%
#PSP Swiss Property AG	141,111	7,918,508	0.5%
Romande Energie Holding SA	2,714	5,386,990	0.3%
Sika AG	4,203	5,698,044	0.4%
Swiss Prime Site AG	163,073	8,976,492	0.6%
#Valiant Holding AG	33,293	6,559,434	0.4%
Other Securities		153,867,567	9.4%

TOTAL SWITZERLAND		212,946,445	13.1%

TOTAL COMMON STOCKS		1,624,145,822	99.6%

PREFERRED STOCKS — (0.1%)
SWITZERLAND — (0.1%)
Other Securities		1,565,574	0.1%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		1,373	0.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
DENMARK — (0.0%)
Other Securities		$82,324	0.0%

FINLAND — (0.0%)
Other Securities		232,888	0.0%

FRANCE — (0.0%)
Other Securities		1,083	0.0%

GERMANY — (0.0%)
Other Securities		37,491	0.0%

ITALY — (0.0%)
Other Securities		8,898	0.0%

NORWAY — (0.0%)
Other Securities		6,649	0.0%

SPAIN — (0.0%)
Other Securities		426,564	0.0%

TOTAL RIGHTS/WARRANTS		797,270	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,725,000 FNMA 6.50%, 06/25/39, valued at $2,932,781) to be repurchased at $2,888,046	$2,888	2,888,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.2%)
§@DFA Short Term Investment Fund LP	200,182,842	200,182,842	12.3%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,949,334) to be repurchased at $4,852,316	$4,852	4,852,288	0.3%

TOTAL SECURITIES LENDING COLLATERAL		205,035,130	12.6%

TOTAL INVESTMENTS — (100.0%) (Cost $1,667,112,137)		$1,834,431,796	112.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$127,622	$52,402,604	—	$52,530,226
Belgium	618,245	68,769,882	—	69,388,127
Denmark	71,185	42,412,668	—	42,483,853
Finland	—	127,978,823	—	127,978,823
France	304,773	225,199,240	—	225,504,013
Germany	620,371	244,213,276	—	244,833,647
Greece	62,295	64,341,258	—	64,403,553
Ireland	184,669	48,263,447	—	48,448,116
Italy	—	145,567,518	—	145,567,518
Netherlands	903,918	98,193,634	—	99,097,552
Norway	28,118	70,305,290	—	70,333,408
Portugal	325,570	25,709,785	—	26,035,355
Spain	—	90,276,392	—	90,276,392
Sweden	—	104,318,794	—	104,318,794
Switzerland	2,599,415	210,347,030	—	212,946,445
Preferred Stocks
Switzerland	1,565,574	—	—	1,565,574
Rights/Warrants
Belgium	1,373	—	—	1,373
Denmark	82,324	—	—	82,324
Finland	—	232,888	—	232,888
France	1,066	17	—	1,083
Germany	—	37,491	—	37,491
Italy	8,898	—	—	8,898
Norway	—	6,649	—	6,649
Spain	—	426,564	—	426,564
Temporary Cash Investments	—	2,888,000	—	2,888,000
Securities Lending Collateral	—	205,035,130	—	205,035,130

TOTAL	$7,505,416	$1,826,926,380	—	$1,834,431,796

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.0%)
Consumer Discretionary — (11.4%)
Astral Media, Inc. Class A	186,347	$5,517,821	1.5%
Corus Entertainment, Inc. Class B	278,300	4,575,534	1.2%
Dorel Industries, Inc. Class B	107,500	2,884,086	0.8%
*Gildan Activewear, Inc.	246,010	4,333,395	1.2%
Groupe Aeroplan, Inc.	283,650	2,427,428	0.7%
Linamar Corp.	179,780	2,508,829	0.7%
Quebecor, Inc. Class B	159,493	3,258,990	0.9%
Reitmans Canada, Ltd.	193,400	2,920,527	0.8%
*RONA, Inc.	426,885	5,842,768	1.6%
Other Securities		15,002,844	4.1%

Total Consumer Discretionary		49,272,222	13.5%

Consumer Staples — (2.3%)
*Cott Corp.	512,400	4,053,550	1.1%
#Maple Leaf Foods, Inc.	254,000	2,631,431	0.7%
Other Securities		3,374,521	1.0%

Total Consumer Staples		10,059,502	2.8%

Energy — (17.3%)
#*Bankers Petroleum, Ltd.	685,432	3,002,586	0.8%
*Nuvista Energy, Ltd.	274,221	2,911,880	0.8%
#*PetroBakken Energy, Ltd.	185,863	5,362,638	1.5%
#Progress Energy Resources Corp.	333,082	4,260,297	1.2%
ShawCor, Ltd.	209,500	5,452,169	1.5%
Trican Well Service, Ltd.	391,971	4,586,066	1.2%
Trinidad Drilling, Ltd.	389,000	2,541,685	0.7%
#*Uranium One, Inc.	1,819,900	5,163,433	1.4%
Other Securities		41,607,072	11.4%

Total Energy		74,887,826	20.5%

Financials — (6.5%)
AGF Management, Ltd. Class B	348,279	5,188,538	1.4%
Canadian Western Bank	226,200	4,469,439	1.2%
Home Capital Group, Inc.	113,700	3,835,359	1.1%
Laurentian Bank of Canada	92,400	3,375,604	0.9%
Other Securities		11,355,113	3.1%

Total Financials		28,224,053	7.7%

Health Care — (4.2%)
#Biovail Corp.	304,150	4,103,868	1.1%
*MDS, Inc.	464,108	3,671,517	1.0%
*SXC Health Solutions Corp.	84,161	3,864,849	1.1%
Other Securities		6,324,915	1.7%

Total Health Care		17,965,149	4.9%

Industrials — (6.7%)
#Russel Metals, Inc.	229,900	3,359,104	0.9%
*Stantec, Inc.	156,600	3,784,566	1.0%
#Toromont Industries, Ltd.	214,900	4,917,447	1.4%
Transcontinental, Inc. Class A	256,564	3,080,048	0.8%
Other Securities		13,687,961	3.8%

Total Industrials		28,829,126	7.9%

Information Technology — (5.4%)
*Celestica, Inc.	797,607	6,575,162	1.8%
#*MacDonald Dettweiler & Associates, Ltd.	129,900	4,429,842	1.2%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (Continued)
Other Securities		$12,304,418	3.4%

Total Information Technology		23,309,422	6.4%

Materials — (29.5%)
*Alamos Gold, Inc.	347,100	2,771,539	0.8%
*Aurizon Mines, Ltd.	561,000	2,410,841	0.7%
#*Equinox Minerals, Ltd.	1,678,290	5,645,742	1.5%
#*Euro Goldfields, Ltd.	521,060	2,937,448	0.8%
#*Golden Star Resources, Ltd.	855,400	2,664,108	0.7%
*HudBay Minerals, Inc.	477,851	6,187,045	1.7%
*Lundin Mining Corp.	1,147,100	4,611,511	1.3%
Methanex Corp.	359,200	6,194,420	1.7%
#*New Gold, Inc.	725,960	2,629,974	0.7%
*Northgate Minerals Corp.	937,300	2,399,446	0.6%
#*Osisko Mining Corp.	522,931	3,527,930	1.0%
*Pan Amer Silver Corp.	213,700	4,520,672	1.2%
#*Quadra Mining, Ltd.	253,150	3,528,027	1.0%
Sherritt International Corp.	641,601	4,115,069	1.1%
*Silver Standard Resources, Inc.	229,462	4,300,623	1.2%
#Silvercorp Metals, Inc.	482,000	2,490,070	0.7%
#*Thompson Creek Metals Co., Inc.	474,700	4,795,038	1.3%
#West Fraser Timber Co., Ltd.	123,716	2,984,139	0.8%
Other Securities		59,011,979	16.2%

Total Materials		127,725,621	35.0%

Telecommunication Services — (0.3%)
Other Securities		1,271,891	0.3%

Utilities — (0.4%)
Other Securities		1,602,945	0.4%

TOTAL COMMON STOCKS		363,147,757	99.4%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $1,075,000 FHLMC 4.50%, 05/01/23, valued at $912,187) to be repurchased at $896,014	$896	896,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.8%)
§@DFA Short Term Investment Fund LP	62,142,299	62,142,299	17.0%
@Repurchase Agreement, Deutsche Bank Securities 0.05%, 11/02/09 (Collateralized by $5,049,431 U.S. Treasury Note 0.875%, 01/31/11, valued at $5,028,666) to be repurchased at $4,979,736	$4,980	4,979,715	1.4%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,434,975) to be repurchased at $1,406,846	$1,407	1,406,838	0.4%

TOTAL SECURITIES LENDING COLLATERAL		68,528,852	18.8%

TOTAL INVESTMENTS — (100.0%) (Cost $558,452,607)		$432,572,609	118.5%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$49,272,222	—	—	$49,272,222
Consumer Staples	10,059,502	—	—	10,059,502
Energy	74,887,826	—	—	74,887,826
Financials	28,224,053	—	—	28,224,053
Health Care	17,965,149	—	—	17,965,149
Industrials	28,829,126	—	—	28,829,126
Information Technology	23,308,884	$538	—	23,309,422
Materials	127,724,533	1,088	—	127,725,621
Telecommunication Services	1,271,891	—	—	1,271,891
Utilities	1,602,945	—	—	1,602,945
Temporary Cash Investments	—	896,000	—	896,000
Securities Lending Collateral	—	68,528,852	—	68,528,852

TOTAL	$363,146,131	$69,426,478	—	$432,572,609

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (82.9%)
ARGENTINA — (0.1%)
Other Securities		$1,818,247	0.1%

BRAZIL — (5.8%)
Companhia Siderurgica Nacional SA	367,276	12,132,034	0.6%
Petroleo Brasilerio SA ADR (71654V101)	1,256,219	50,399,506	2.4%
Petroleo Brasilerio SA ADR (71654V408)	914,546	42,270,316	2.0%
Other Securities		30,983,709	1.4%

TOTAL BRAZIL		135,785,565	6.4%

CHILE — (1.7%)
Empresa Nacional de Electricidad SA Sponsored ADR	207,763	9,534,244	0.4%
Other Securities		29,219,969	1.4%

TOTAL CHILE		38,754,213	1.8%

CHINA — (9.4%)
Bank of China, Ltd.	56,691,000	32,598,740	1.6%
#China Life Insurance Co., Ltd. ADR	250,705	17,200,870	0.8%
China Mobile, Ltd. Sponsored ADR	696,697	32,556,651	1.5%
#CNOOC, Ltd. ADR	67,956	10,121,367	0.5%
*Industrial & Commercial Bank of China, Ltd.	34,093,000	27,124,901	1.3%
#PetroChina Co., Ltd. ADR	115,210	13,829,808	0.7%
Tencent Holdings, Ltd.	700,600	12,199,255	0.6%
Other Securities		74,618,243	3.5%

TOTAL CHINA		220,249,835	10.5%

CZECH REPUBLIC — (1.0%)
CEZ A.S.	301,862	14,864,947	0.7%
Other Securities		8,518,048	0.4%

TOTAL CZECH REPUBLIC		23,382,995	1.1%

HUNGARY — (1.5%)
#*OTP Bank NYRT	618,710	17,397,809	0.8%
Other Securities		17,906,431	0.9%

TOTAL HUNGARY		35,304,240	1.7%

INDIA — (11.2%)
HDFC Bank, Ltd.	386,733	13,175,290	0.6%
Hindustan Unilever, Ltd.	1,633,609	9,748,048	0.5%
Infosys Technologies, Ltd.	657,429	30,520,259	1.4%
Infosys Technologies, Ltd. Sponsored ADR	233,496	10,740,816	0.5%
ITC, Ltd.	2,007,345	10,823,298	0.5%
Larsen & Toubro, Ltd.	371,281	12,248,925	0.6%
*Reliance Industries, Ltd.	1,030,847	41,707,940	2.0%
Tata Consultancy Services, Ltd.	756,974	10,030,279	0.5%
Other Securities		122,736,201	5.8%

TOTAL INDIA		261,731,056	12.4%

INDONESIA — (2.2%)
PT Astra International Tbk	4,017,561	12,925,685	0.6%
PT Telekomunikasi Indonesia Tbk	14,011,140	12,065,191	0.6%
Other Securities		25,780,160	1.2%

TOTAL INDONESIA		50,771,036	2.4%

ISRAEL — (3.6%)
Israel Chemicals, Ltd.	780,753	9,119,540	0.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	888,925	44,872,934	2.1%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (Continued)
Other Securities		$29,303,182	1.4%

TOTAL ISRAEL		83,295,656	4.0%

MALAYSIA — (4.4%)
CIMB Group Holdings Berhad	3,095,227	11,229,284	0.5%
Other Securities		92,150,262	4.4%

TOTAL MALAYSIA		103,379,546	4.9%

MEXICO — (6.8%)
#America Movil S.A.B. de C.V. Series L	17,737,259	39,145,222	1.8%
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	9,132,314	0.4%
#*Grupo Mexico S.A.B. de C.V. Series B	9,098,785	18,192,402	0.9%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	4,372,680	15,250,358	0.7%
Other Securities		77,158,719	3.7%

TOTAL MEXICO		158,879,015	7.5%

PHILIPPINES — (0.6%)
Other Securities		13,288,391	0.6%

POLAND — (1.3%)
Other Securities		30,821,592	1.5%

RUSSIA — (0.6%)
Other Securities		13,599,374	0.7%

SINGAPORE — (0.0%)
Other Securities		513,710	0.0%

SOUTH AFRICA — (8.2%)
*Anglo American Platinum Corp., Ltd.	114,526	9,954,766	0.5%
Impala Platinum Holdings, Ltd.	478,692	10,402,919	0.5%
MTN Group, Ltd.	1,659,950	24,715,390	1.2%
Naspers, Ltd. Series N	324,237	11,698,218	0.5%
#Sasol, Ltd. Sponsored ADR	1,270,370	47,499,134	2.2%
#Standard Bank Group, Ltd.	843,110	10,570,537	0.5%
Other Securities		77,167,798	3.7%

TOTAL SOUTH AFRICA		192,008,762	9.1%

SOUTH KOREA — (11.5%)
POSCO	46,060	19,088,540	0.9%
#Samsung Electronics Co., Ltd.	97,139	58,451,752	2.8%
*Samsung Electronics Co., Ltd. GDR	49,372	14,972,842	0.7%
Other Securities		174,979,885	8.3%

TOTAL SOUTH KOREA		267,493,019	12.7%

TAIWAN — (9.6%)
Formosa Plastics Corp.	5,051,649	9,689,505	0.5%
Hon Hai Precision Industry Co., Ltd.	4,590,177	17,978,933	0.9%
Media Tek, Inc.	735,527	10,294,431	0.5%
Nan Ya Plastic Corp.	7,084,565	11,269,977	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	40,609,637	1.9%
Other Securities		133,066,226	6.3%

TOTAL TAIWAN		222,908,709	10.6%

THAILAND — (1.4%)
Other Securities		32,436,355	1.5%

TURKEY — (2.0%)
Turkiye Garanti Bankasi A.S.	2,842,585	10,322,968	0.5%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (Continued)
Other Securities		$36,814,452	1.7%

TOTAL TURKEY		47,137,420	2.2%

TOTAL COMMON STOCKS		1,933,558,736	91.7%

PREFERRED STOCKS — (7.1%)
BRAZIL — (7.1%)
Banco Bradesco SA	1,309,200	25,610,259	1.2%
#Companhia de Bebidas das Americas Preferred ADR	151,600	13,656,128	0.7%
Gerdau SA	756,268	11,398,113	0.5%
Itau Unibanco Holding SA	1,765,755	33,589,042	1.6%
Vale SA Series A	1,412,691	31,796,775	1.5%
Other Securities		49,632,382	2.4%

TOTAL BRAZIL		165,682,699	7.9%

TOTAL PREFERRED STOCKS		165,682,699	7.9%

RIGHTS/WARRANTS — (0.0%)
SOUTH AFRICA — (0.0%)
Other Securities		40,450	0.0%

TAIWAN — (0.0%)
Other Securities		8,490	0.0%

TOTAL RIGHTS/WARRANTS		48,940	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $310,000 FNMA 6.50%, 06/25/39, valued at $326,275) to be repurchased at $317,005	$317	317,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund LP	226,669,881	226,669,881	10.7%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $6,420,547) to be repurchased at $6,294,691	$6,295	6,294,654	0.3%

TOTAL SECURITIES LENDING COLLATERAL		232,964,535	11.0%

TOTAL INVESTMENTS — (100.0%) (Cost $1,297,590,646)		$2,332,571,910	110.6%

THE EMERGING MARKETS SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$1,818,247	—	—	$1,818,247
Brazil	135,785,565	—	—	135,785,565
Chile	38,754,213	—	—	38,754,213
China	81,011,010	$139,238,825	—	220,249,835
Czech Republic	—	23,382,995	—	23,382,995
Hungary	—	35,304,240	—	35,304,240
India	16,626,590	245,104,466	—	261,731,056
Indonesia	—	50,771,036	—	50,771,036
Israel	44,872,934	38,422,722	—	83,295,656
Malaysia	—	103,379,546	—	103,379,546
Mexico	158,715,803	163,212	—	158,879,015
Philippines	—	13,288,391	—	13,288,391
Poland	—	30,821,592	—	30,821,592
Russia	206,569	13,392,805	—	13,599,374
Singapore	—	513,710	—	513,710
South Africa	64,231,071	127,777,691	—	192,008,762
South Korea	2,797,395	264,695,624	—	267,493,019
Taiwan	3,072,894	219,835,815	—	222,908,709
Thailand	32,436,355	—	—	32,436,355
Turkey	—	47,137,420	—	47,137,420
Preferred Stocks
Brazil	165,682,699	—	—	165,682,699
Rights/Warrants
South Africa	40,450	—	—	40,450
Taiwan	—	8,490	—	8,490
Temporary Cash Investments	—	317,000	—	317,000
Securities Lending Collateral	—	232,964,535	—	232,964,535

TOTAL	$746,051,795	$1,586,520,115	—	$2,332,571,910

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.8%)
ARGENTINA — (0.0%)
Other Securities		$—	0.0%

BRAZIL — (7.3%)
B2W Cia Global Do Varejo	123,200	3,570,954	0.3%
*BRF - Brasil Foods SA ADR	112,544	5,443,753	0.5%
Cyrela Brazil Realty SA	326,200	4,138,607	0.4%
*Duratex SA	624,462	4,324,725	0.4%
*Global Village Telecom Holding SA	178,300	5,116,408	0.4%
Lojas Renner SA	273,700	4,847,548	0.4%
*Magnesita Refratarios SA	441,455	3,232,726	0.3%
Other Securities		60,956,792	5.2%

TOTAL BRAZIL		91,631,513	7.9%

CHILE — (2.1%)
Other Securities		26,049,604	2.2%

CHINA — (11.8%)
#*Brilliance China Automotive Holdings, Ltd.	18,522,000	3,404,681	0.3%
#*Byd Co., Ltd.	482,000	4,418,950	0.4%
China Travel International Investment Hong Kong, Ltd.	21,347,000	4,357,667	0.4%
China Yurun Food Group, Ltd.	2,622,000	5,375,559	0.5%
Hopson Development Holdings, Ltd.	3,914,000	6,810,095	0.6%
#*Hunan Non-Ferrous Metal Corp., Ltd.	14,290,000	4,362,982	0.4%
#*Semiconductor Manufacturing International Corp.	167,851,000	8,306,535	0.7%
Shenzhen International Holdings, Ltd.	71,794,300	5,020,114	0.4%
Shenzhen Investment, Ltd.	14,500,000	5,729,496	0.5%
#Skyworth Digital Holdings, Ltd.	14,661,400	8,252,870	0.7%
TPV Technology, Ltd.	14,518,000	9,396,713	0.8%
Xinao Gas Holdings, Ltd.	2,178,000	4,667,339	0.4%
Other Securities		78,871,412	6.7%

TOTAL CHINA		148,974,413	12.8%

HUNGARY — (0.3%)
Other Securities		3,747,270	0.3%

INDIA — (11.2%)
Other Securities		141,238,191	12.1%

INDONESIA — (2.9%)
Other Securities		36,214,944	3.1%

ISRAEL — (2.9%)
*Clal Insurance Enterprise Holdings, Ltd.	257,136	5,443,527	0.5%
*Harel Insurance Investments & Finances, Ltd.	96,806	4,582,314	0.4%
Other Securities		27,039,061	2.3%

TOTAL ISRAEL		37,064,902	3.2%

MALAYSIA — (5.3%)
Other Securities		66,950,408	5.7%

MEXICO — (5.3%)
*Corporacion GEO S.A.B. de C.V. Series B	1,330,000	3,500,331	0.3%
#*Desarrolladora Homex S.A.B. de C.V.	576,300	3,428,448	0.3%
Embotelladora Arca S.A.B. de C.V.	1,909,100	4,800,312	0.4%
*Empresas ICA S.A.B. de C.V.	1,463,608	3,210,155	0.3%
#*Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	5,943,456	0.5%
Grupo Continental S.A.B. de C.V.	3,323,559	7,777,940	0.6%
*Industrias CH S.A.B. de C.V. Series B	1,854,348	5,645,729	0.5%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#TV Azteca S.A.B. de C.V. Series A	6,581,300	$3,394,388	0.3%
Other Securities		29,031,756	2.5%

TOTAL MEXICO		66,732,515	5.7%

PHILIPPINES — (1.4%)
Other Securities		17,814,064	1.5%

POLAND — (2.5%)
Other Securities		30,873,987	2.6%

SOUTH AFRICA — (9.2%)
Aveng, Ltd.	981,591	5,205,828	0.4%
Barloworld, Ltd.	579,959	3,615,988	0.3%
Dimension Data Holdings P.L.C.	3,458,471	4,021,101	0.3%
Foschini, Ltd.	521,461	4,117,902	0.4%
#Grindrod, Ltd.	1,607,864	3,688,055	0.3%
Imperial Holdings, Ltd.	467,965	4,816,593	0.4%
JD Group, Ltd.	1,161,251	6,410,898	0.6%
Mr. Price Group, Ltd.	928,134	4,276,741	0.4%
Reunert, Ltd.	594,843	4,189,937	0.4%
Spar Group, Ltd. (The)	559,850	4,893,172	0.4%
Tongaat-Hulett, Ltd.	625,434	8,045,394	0.7%
Woolworths Holdings, Ltd.	2,268,438	5,072,025	0.4%
Other Securities		58,194,480	5.0%

TOTAL SOUTH AFRICA		116,548,114	10.0%

SOUTH KOREA — (10.1%)
Daegu Bank Co., Ltd.	261,800	3,473,548	0.3%
#*NCsoft Corp.	29,254	3,128,582	0.3%
Other Securities		120,778,808	10.3%

TOTAL SOUTH KOREA		127,380,938	10.9%

TAIWAN — (10.6%)
Other Securities		134,178,175	11.5%

THAILAND — (2.3%)
Other Securities		29,202,227	2.5%

TURKEY — (2.6%)
Other Securities		32,724,404	2.8%

TOTAL COMMON STOCKS		1,107,325,669	94.8%

PREFERRED STOCKS — (4.6%)
BRAZIL — (4.6%)
*Braskem SA Preferred A Sponsored ADR	301,000	3,949,120	0.3%
Eletropaulo Metropolita SA Preferred A	184,200	3,485,119	0.3%
Klabin SA	1,412,700	3,368,154	0.3%
Lojas Americanas SA	488,403	3,185,599	0.3%
*Net Servicos de Comunicacao SA	400,902	4,940,726	0.4%
*Suzano Papel e Celullose SA	390,634	3,394,986	0.3%
Ultrapar Participacoes SA	208,040	9,111,198	0.8%
Other Securities		26,457,903	2.3%

TOTAL BRAZIL		57,892,805	5.0%

INDIA — (0.0%)
Other Securities		41,324	0.0%

MALAYSIA — (0.0%)
Other Securities		20,742	0.0%

TOTAL PREFERRED STOCKS		57,954,871	5.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		$33,992	0.0%

CHILE — (0.0%)
Other Securities		24,024	0.0%

CHINA — (0.0%)
Other Securities		4,329	0.0%

MALAYSIA — (0.0%)
Other Securities		232	0.0%

PHILIPPINES — (0.0%)
Other Securities		50,992	0.0%

SOUTH AFRICA — (0.0%)
Other Securities		262,200	0.0%

SOUTH KOREA — (0.0%)
Other Securities		67	0.0%

TAIWAN — (0.0%)
Other Securities		10,085	0.0%

THAILAND — (0.0%)
Other Securities		171,980	0.0%

TOTAL RIGHTS/WARRANTS		557,901	0.0%

	Face
	Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,270,000 FHLMC 6.040%(r), 11/01/36, valued at $1,457,263) to be repurchased at $1,433,023	$1,433	1,433,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (7.5%)
§@DFA Short Term Investment Fund LP	93,074,091	93,074,091	8.0%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,345,493) to be repurchased at $1,319,119	$1,319	1,319,111	0.1%

TOTAL SECURITIES LENDING COLLATERAL		94,393,202	8.1%

TOTAL INVESTMENTS — (100.0%) (Cost $968,312,341)		$1,261,664,643	108.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	—	—	—	—
Brazil	$91,631,513	—	—	$91,631,513
Chile	26,049,604	—	—	26,049,604
China	—	$148,974,413	—	148,974,413
Hungary	—	3,747,270	—	3,747,270
India	62,079	141,176,112	—	141,238,191
Indonesia	521,444	35,693,500	—	36,214,944
Israel	264,352	36,800,550	—	37,064,902
Malaysia	117,274	66,833,134	—	66,950,408
Mexico	66,238,177	494,338	—	66,732,515
Philippines	409,393	17,404,671	—	17,814,064
Poland	—	30,873,987	—	30,873,987
South Africa	49,374	116,498,740	—	116,548,114
South Korea	398,960	126,981,978	—	127,380,938
Taiwan	2,836	134,175,339	—	134,178,175
Thailand	29,110,102	92,125	—	29,202,227
Turkey	—	32,724,404	—	32,724,404
Preferred Stocks
Brazil	57,858,189	34,616	—	57,892,805
India	—	41,324	—	41,324
Malaysia	20,742	—	—	20,742
Rights/Warrants
Brazil	33,992	—	—	33,992
Chile	24,024	—	—	24,024
China	4,329	—	—	4,329
Malaysia	40	192	—	232
Philippines	—	50,992	—	50,992
South Africa	262,200	—	—	262,200
South Korea	—	67	—	67
Taiwan	—	10,085	—	10,085
Thailand	171,980	—	—	171,980
Temporary Cash Investments	—	1,433,000	—	1,433,000
Securities Lending Collateral	—	94,393,202	—	94,393,202

TOTAL	$273,230,604	$988,434,039	—	$1,261,664,643

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The U.S.	The U.S.	The DFA	The Japanese
	Large	Large Cap	International	Small
	Company	Value	Value	Company
	Series	Series	Series	Series
ASSETS:
Investments at Value (including $252,538, $470,665, $1,004,314 and $160,740 of securities on loan, respectively)	$3,473,361	$7,481,171	$6,156,090	$1,172,145
Temporary Cash Investments at Value & Cost	27,414	42,250	13,790	118
Collateral Received from Securities on Loan at Value & Cost	270,456	515,340	1,056,276	173,035
Foreign Currencies at Value	—	—	19,131	114
Cash	2,839	1	16	16
Receivables:
Investment Securities Sold	—	1,660	10,656	4,019
Dividends, Interest and Tax Reclaims	4,362	7,943	10,784	6,521
Securities Lending Income	62	700	444	279
Fund Shares Sold	71	365	724	5
Unrealized Gain on Foreign Currency Contracts	—	—	19	—
Prepaid Expenses and Other Assets	1	—	—	—

Total Assets	3,778,566	8,049,430	7,267,930	1,356,252

LIABILITIES:
Payables:
Upon Return of Securities Loaned	270,456	515,340	1,056,276	173,035
Investment Securities Purchased	1,042	22,419	14,723	—
Fund Shares Redeemed	458	2,242	3,518	—
Due to Advisor	75	659	1,084	99
Futures Margin Variation	851	—	—	—
Accrued Expenses and Other Liabilities	233	370	365	82

Total Liabilities	273,115	541,030	1,075,966	173,216

NET ASSETS	$3,505,451	$7,508,400	$6,191,964	$1,183,036

Investments at Cost	$3,246,163	$6,319,801	$4,760,222	$1,387,190

Foreign Currencies at Cost	$—	$—	$19,163	$113

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The	The United	The	The
	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small
	Company	Company	Company	Company
	Series	Series	Series	Series
ASSETS:
Investments at Value (including $123,079, $23,377, $189,629 and $64,936 of securities on loan, respectively)	$677,190	$766,179	$1,626,509	$363,148
Temporary Cash Investments at Value & Cost	490	2,191	2,888	896
Collateral Received from Securities on Loan at Value & Cost	138,109	24,989	205,035	68,529
Foreign Currencies at Value	3,065	3,035	60	2,668
Cash	15	15	16	15
Receivables:
Investment Securities Sold	4,364	1,326	1,220	—
Dividends, Interest and Tax Reclaims	898	1,791	1,590	116
Securities Lending Income	176	17	199	73
Fund Shares Sold	—	—	2	—

Total Assets	824,307	799,543	1,837,519	435,445

LIABILITIES:
Payables:
Upon Return of Securities Loaned	138,109	24,989	205,035	68,529
Investment Securities Purchased	4,568	3,978	1,339	1,682
Fund Shares Redeemed	530	—	—	—
Due to Advisor	58	65	141	31
Unrealized Loss on Foreign Currency Contracts	—	—	6	—
Accrued Expenses and Other Liabilities	45	39	106	22

Total Liabilities	143,310	29,071	206,627	70,264

NET ASSETS	$680,997	$770,472	$1,630,892	$365,181

Investments at Cost	$609,505	$823,827	$1,459,189	$489,028

Foreign Currencies at Cost	$3,072	$3,020	$(142)	$2,722

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The	The Emerging
	Emerging	Markets
	Markets	Small Cap
	Series	Series
ASSETS:
Investments at Value (including $213,269 and $82,334 of securities on loan, respectively)	$2,099,290	$1,165,839
Temporary Cash Investments at Value & Cost	317	1,433
Collateral Received from Securities on Loan at Value & Cost	232,965	94,393
Foreign Currencies at Value	1,950	701
Cash	21	81
Receivables:
Investment Securities Sold	6,815	1,164
Dividends, Interest and Tax Reclaims	3,192	1,017
Securities Lending Income	185	175
Fund Shares Sold	188	1,018
Unrealized Gain on Foreign Currency Contracts	6	—

Total Assets	2,344,929	1,265,821

LIABILITIES:
Payables:
Upon Return of Securities Loaned	232,965	94,393
Investment Securities Purchased	—	553
Fund Shares Redeemed	67	1,588
Due to Advisor	184	201
Deferred Thailand Capital Gains Tax	2,154	951
Accrued Expenses and Other Liabilities	243	162

Total Liabilities	235,613	97,848

NET ASSETS	$2,109,316	$1,167,973

Investments at Cost	$1,064,309	$872,486

Foreign Currencies at Cost	$1,958	$701

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(AMOUNTS IN THOUSANDS)

	The U.S.	The U.S.	The DFA	The Japanese
	Large	Large	International	Small
	Company	Cap Value	Value	Company
	Series	Series	Series	Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $2, $20, $14,384 and $1,431, respectively)	$76,385	$150,233	$160,091	$19,179
Interest	131	170	197	16
Income from Securities Lending	3,715	13,048	13,032	6,156

Total Investment Income	80,231	163,451	173,320	25,351

Expenses
Investment Advisory Services Fees	762	6,414	9,991	1,101
Accounting & Transfer Agent Fees	341	695	549	141
S&P 500® Fees	90	—	—	—
Custodian Fees	47	73	688	190
Shareholders’ Reports	32	66	49	12
Directors’/Trustees’ Fees & Expenses	59	120	78	25
Audit Fees	63	137	111	23
Legal Fees	75	164	110	25
Other	359	702	574	149

Total Expenses	1,828	8,371	12,150	1,666

Net Investment Income (Loss)	78,403	155,080	161,170	23,685

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(215,329)	(122,113)	63,984	(27,421)
Futures	20,268	7,204	(1,125)	1,131
Foreign Currency Transactions	—	—	3,828	2,027
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	427,495	1,161,370	1,395,836	227,157
Futures	(2,236)	(29)	—	—
Translation of Foreign Currency Denominated Amounts	—	—	240	(641)

Net Realized and Unrealized Gain (Loss)	230,198	1,046,432	1,462,763	202,253

Net Increase (Decrease) in Net Assets Resulting from Operations	$308,601	$1,201,512	$1,623,933	$225,938

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(AMOUNTS IN THOUSANDS)

	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $392, $2, $5,010 and $528, respectively)	$18,390	$23,954	$32,817	$3,021
Interest	17	13	66	5
Income from Securities Lending	2,043	395	5,130	821

Total Investment Income	20,450	24,362	38,013	3,847

Expenses
Investment Advisory Services Fees	488	585	1,230	251
Accounting & Transfer Agent Fees	76	86	154	51
Custodian Fees	245	50	310	65
Shareholders’ Reports	4	6	12	3
Directors’/Trustees’ Fees & Expenses	5	8	18	4
Professional Fees	19	22	48	10
Other	66	72	150	31

Total Expenses	903	829	1,922	415

Net Investment Income (Loss)	19,547	23,533	36,091	3,432

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(32,245)	(34,448)	(13,321)	(38,817)
Futures	(432)	534	(476)	(322)
Foreign Currency Transactions	146	(50)	(549)	(182)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	330,580	234,459	468,759	159,928
Futures	(3)	(1)	(9)	—
Translation of Foreign Currency Denominated Amounts	209	(199)	305	19

Net Realized and Unrealized Gain (Loss)	298,255	200,295	454,709	120,626

Net Increase (Decrease) in Net Assets Resulting from Operations	$317,802	$223,828	$490,800	$124,058

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(AMOUNTS IN THOUSANDS)

	The Emerging Markets Series	The Emerging Markets Small Cap Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $4,972 and $1,870, respectively)	$43,658	$20,584
Interest	73	22
Income from Securities Lending	3,350	2,196

Total Investment Income	47,081	22,802

Expenses
Investment Advisory Services Fees	1,697	1,597
Accounting & Transfer Agent Fees	203	108
Custodian Fees	1,105	747
Shareholders’ Reports	17	7
Directors’/Trustees’ Fees & Expenses	22	12
Professional Fees	127	83
Other	210	104

Total Expenses	3,381	2,658

Net Investment Income (Loss)	43,700	20,144

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	40,421	(13,070)
Futures	(2,920)	(181)
Foreign Currency Transactions	(24)	(182)
In-Kind Redemptions	17,805 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	642,058	535,144
Futures	(32)	(10)
Translation of Foreign Currency Denominated Amounts	210	185
Change in Deferred Thailand Capital Gains Tax	(1,366)	(786)

Net Realized and Unrealized Gain (Loss)	696,152	521,100

Net Increase (Decrease) in Net Assets Resulting from Operations	$739,852	$541,244

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Company Series			The U.S. Large Cap Value Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$78,403	$84,705 $	94,262	$155,080	$166,016	$146,991
Net Realized Gain (Loss) on:
Investment Securities Sold	(215,329)	(126,174)	10,206	(122,113)	(422,637)	(118,412)
Futures	20,268	(22,232)	3,585	7,204	(1,861)	—
In-Kind Redemptions	—	24,362 *	529,199 *	—	52,271 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	427,495	(1,591,847)	(217,829)	1,161,370	(3,601,292)	(150,559)
Futures	(2,236)	1,195	(216)	(29)	29	—

Net Increase (Decrease) in Net Assets Resulting from Operations	308,601	(1,629,991)	419,207	1,201,512	(3,807,474)	(121,980)

Transactions in Interest:
Contributions	363,357	696,520	616,294	734,173	1,370,762 †	1,783,358 †
Withdrawals	(440,159)	(299,226)*	(1,482,132)*	(1,166,648)	(983,247)*†	(368,362)†

Net Increase (Decrease) from Transactions in Interest	(76,802)	397,294	(865,838)	(432,475)	387,515	1,414,996

Total Increase (Decrease) in Net Assets	231,799	(1,232,697)	(446,631)	769,037	(3,419,959)	1,293,016
Net Assets
Beginning of Period	3,273,652	4,506,349	4,952,980	6,739,363	10,159,322	8,866,306

End of Period	$3,505,451	$3,273,652	$4,506,349	$7,508,400	$6,739,363	$10,159,322

*	See Note K in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series				The Japanese Small Company Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007		Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$161,170	$304,387	$274,613		$23,685	$32,246	$29,640
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984	137,811	654,522		(27,421)	(68,518)	51,317
Futures	(1,125)	(1,153)	—		1,131	(16)	—
Foreign Currency Transactions	3,828	(4,593)	2,498		2,027	(321)	(227)
In-Kind Redemptions	—	103,024 *	—		—	1,625 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836	(5,026,911)	403,307		227,157	(374,750)	(103,081)
Futures	—	19	—		—	—	—
Translation of Foreign Currency Denominated Amounts	240	(76)	(180)		(641)	495	144

Net Increase (Decrease) in Net Assets Resulting from Operations	1,623,933	(4,487,492)	1,334,760		225,938	(409,239)	(22,207)

Transactions in Interest:
Contributions	449,410	927,878 †	1,731,698	†	37,597	64,727	227,009
Withdrawals	(581,716)	(1,378,770)*†	(884,989	)†	(143,463)	(97,345)*	(85,703)

Net Increase (Decrease) from Transactions in Interest	(132,306)	(450,892)	846,709		(105,866)	(32,618)	141,306

Total Increase (Decrease) in Net Assets	1,491,627	(4,938,384)	2,181,469		120,072	(441,857)	119,099
Net Assets
Beginning of Period	4,700,337	9,638,721	7,457,252		1,062,964	1,504,821	1,385,722

End of Period	$6,191,964	$4,700,337	$9,638,721		$1,183,036	$1,062,964	$1,504,821

*	See Note K in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Asia Pacific Small Company Series			The United Kingdom Small Company Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,547	$37,740	$36,380	$23,533	$34,127	$33,556
Net Realized Gain (Loss) on:
Investment Securities Sold	(32,245)	(38,746)	111,215	(34,448)	10,543	42,995
Futures	(432)	(283)	—	534	—	—
Foreign Currency Transactions	146	(1,429)	874	(50)	(1,788)	397
In-Kind Redemptions	—	4,018 *	—	—	6,873 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	330,580	(649,251)	232,165	234,459	(643,213)	(51,516)
Futures	(3)	3	—	(1)	1	—
Translation of Foreign Currency Denominated Amounts	209	(121)	(25)	(199)	222	(10)

Net Increase (Decrease) in Net Assets Resulting from Operations	317,802	(648,069)	380,609	223,828	(593,235)	25,422

Transactions in Interest:
Contributions	21,607	50,371	123,444	26,861	52,563	36,898
Withdrawals	(99,649)	(166,219)*	(48,526)	(35,607)	(62,518)*	(21,566)

Net Increase (Decrease) from Transactions in Interest	(78,042)	(115,848)	74,918	(8,746)	(9,955)	15,332

Total Increase (Decrease) in Net Assets	239,760	(763,917)	455,527	215,082	(603,190)	40,754
Net Assets
Beginning of Period	441,237	1,205,154	749,627	555,390	1,158,580	1,117,826

End of Period	$680,997	$441,237	$1,205,154	$770,472	$555,390	$1,158,580

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Continental Small Company Series			The Canadian Small Company Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$36,091	$63,045	$48,296	$3,432	$3,212	$383
Net Realized Gain (Loss) on:
Investment Securities Sold	(13,321)	(48,434)	151,648	(38,817)	(20,515)	1,663
Futures	(476)	(358)	—	(322)	—	—
Foreign Currency Transactions	(549)	(76)	559	(182)	(433)	(413)
In-Kind Redemptions	—	16,564 *	—	—	(2,616)*	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	468,759	(1,158,591)	126,217	159,928	(279,292)	(6,570)
Futures	(9)	9	—	—	—	—
Translation of Foreign Currency Denominated Amounts	305	(386)	83	19	(6)	(2)

Net Increase (Decrease) in Net Assets Resulting from Operations	490,800	(1,128,227)	326,803	124,058	(299,650)	(4,939)

Transactions in Interest:
Contributions	118,904	131,960	103,548	37,000	341,843	222,468
Withdrawals	(90,397)	(148,270)*	(49,423)	(28,750)	(22,849)*	(4,000)

Net Increase (Decrease) from Transactions in Interest	28,507	(16,310)	54,125	8,250	318,994	218,468

Total Increase (Decrease) in Net Assets	519,307	(1,144,537)	380,928	132,308	19,344	213,529
Net Assets
Beginning of Period	1,111,585	2,256,122	1,875,194	232,873	213,529	—

End of Period	$1,630,892	$1,111,585	$2,256,122	$365,181	$232,873	$213,529

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series			The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$43,700	$82,436	$76,347	$20,144	$33,406	$23,921
Net Realized Gain (Loss) on:
Investment Securities Sold	40,421	(59,927)	143,019	(13,070)	(9,181)	107,316
Futures	(2,920)	(361)	—	(181)	(439)	—
Foreign Currency Transactions	(24)	(1,036)	(111)	(182)	(1,324)	(336)
In-Kind Redemptions	17,805 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	642,058	(1,612,126)	859,017	535,144	(796,299)	279,364
Futures	(32)	32	—	(10)	10	—
Translation of Foreign Currency Denominated Amounts	210	(139)	(27)	185	(182)	76
Change in Deferred Thailand Capital Gains Tax	(1,366)	2,797	(884)	(786)	1,377	(450)

Net Increase (Decrease) in Net Assets Resulting from Operations	739,852	(1,588,324)	1,077,361	541,244	(772,632)	409,891

Transactions in Interest:
Contributions	162,102	197,789	481,891	168,060	137,703	360,040
Withdrawals	(417,162)*	(692,731)	(266,433)	(107,710)	(324,263)	(147,889)

Net Increase (Decrease) from Transactions in Interest	(255,060)	(494,942)	215,458	60,350	(186,560)	212,151

Total Increase (Decrease) in Net Assets	484,792	(2,083,266)	1,292,819	601,594	(959,192)	622,042
Net Assets
Beginning of Period	1,624,524	3,707,790	2,414,971	566,379	1,525,571	903,529

End of Period	$2,109,316	$1,624,524	$3,707,790	$1,167,973	$566,379	$1,525,571

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	10.17%	(33.10	)%(C)	7.77%	14.25%	8.51%	12.77%

Net Assets, End of Period (thousands)	$3,505,451	$3,273,652		$4,506,349	$4,952,980	$4,238,712	$3,493,919
Ratio of Expenses to Average Net Assets	0.06%	0.04	%(B)	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.57%	2.16	%(B)	1.96%	1.95%	1.87%	1.99%
Portfolio Turnover Rate	10%	6	%(C)	13%*	4%	6%	2%

	The U.S. Large Cap Value Series†

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%

Net Assets, End of Period (thousands)	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587	$3,919,913
Ratio of Expenses to Average Net Assets	0.13%	0.11	%(B)	0.11%	0.12%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.42%	1.97	%(B)	1.44%	1.68%	1.56%	1.41%
Portfolio Turnover Rate	29%	19	%(C)	9%	13%	9%	7%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

* Excluding security sales due to the In-Kind Redemptions the portfolio turnover rate would have been 5%. See Note K in the Notes to Financial Statements.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series†

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%

Net Assets, End of Period (thousands)	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698	$2,804,043
Ratio of Expenses to Average Net Assets	0.24%	0.23	%(B)	0.23%	0.23%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.22%	4.15	%(B)	3.04%	3.29%	2.71%	2.35%
Portfolio Turnover Rate	18%	16	%(C)	16%	8%	10%	15%

	The Japanese Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	22.69%	(26.87	)%(C)	(1.16)%	(2.28)%	31.03%	32.73%

Net Assets, End of Period (thousands)	$1,183,036	$1,062,964		$1,504,821	$1,385,722	$1,151,429	$605,132
Ratio of Expenses to Average Net Assets	0.15%	0.13	%(B)	0.13%	0.14%	0.22%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.64	%(B)	1.94%	1.68%	1.51%	1.45%
Portfolio Turnover Rate	7%	10	%(C)	9%	9%	6%	5%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	84.98%	(57.75	)%(C)	47.23%	38.26%	9.30%	27.40%

Net Assets, End of Period (thousands)	$680,997	$441,237		$1,205,154	$749,627	$395,923	$282,999
Ratio of Expenses to Average Net Assets	0.18%	0.15	%(B)	0.15%	0.17%	0.27%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.00%	4.33	%(B)	3.58%	4.19%	4.33%	3.82%
Portfolio Turnover Rate	23%	20	%(C)	25%	14%	10%	11%

	The United Kingdom Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	43.51%	(50.77	)%(C)	2.42%	44.80%	12.88%	29.68%

Net Assets, End of Period (thousands)	$770,472	$555,390		$1,158,580	$1,117,826	$643,038	$377,763
Ratio of Expenses to Average Net Assets	0.14%	0.12	%(B)	0.12%	0.13%	0.22%	0.27%
Ratio of Net Investment Income to Average Net Assets	4.02%	3.79	%(B)	2.72%	2.70%	3.19%	2.70%
Portfolio Turnover Rate	10%	25	%(C)	12%	8%	12%	7%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	43.78%	(49.66	)%(C)	17.49%	47.10%	18.97%	36.57%

Net Assets, End of Period (thousands)	$1,630,892	$1,111,585		$2,256,122	$1,875,194	$981,938	$654,644
Ratio of Expenses to Average Net Assets	0.16%	0.14	%(B)	0.14%	0.15%	0.24%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.93%	3.49	%(B)	2.16%	2.27%	2.16%	2.09%
Portfolio Turnover Rate	7%	18	%(C)	12%	7%	18%	9%

	The Canadian Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period April 2, 2007(a) to Nov. 30, 2007

Total Return	61.67%	(56.44	)%(C)	10.20	%(C)

Net Assets, End of Period (thousands)	$365,181	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.37%	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	23%	21	%(C)	6	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	53.99%	(48.15	)%(C)	42.62%	31.87%	31.23%	35.47%

Net Assets, End of Period (thousands)	$2,109,316	$1,624,524		$3,707,790	$2,414,971	$1,852,565	$1,160,262
Ratio of Expenses to Average Net Assets	0.20%	0.18	%(B)	0.19%	0.20%	0.27%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.57%	3.00	%(B)	2.52%	2.54%	3.70%	2.63%
Portfolio Turnover Rate	14%	19	%(C)	7%	11%	9%	2%

	The Emerging Markets Small Cap Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	92.08%	(56.84	)%(C)	43.32%	40.55%	24.85%	35.22%

Net Assets, End of Period (thousands)	$1,167,973	$566,379		$1,525,571	$903,529	$545,271	$237,865
Ratio of Expenses to Average Net Assets	0.33%	0.30	%(B)	0.31%	0.34%	0.49%	0.52%
Ratio of Net Investment Income to Average Net Assets	2.52%	3.07	%(B)	1.94%	2.39%	2.70%	1.93%
Portfolio Turnover Rate	13%	19	%(C)	16%	18%	8%	11%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which ten are included in this section of the report (collectively, the “Series”), and two are presented in separate reports.

Domestic Equity Portfolios	International Equity Portfolios
The U.S. Large Company Series	The DFA International Value Series
The U.S. Large Cap Value Series	The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series

Effective December 31, 2008 and November 1, 2008, The U.S. Large Cap Value Series and The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These Series are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Trust. For year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Company Series	0.025%
The U.S. Large Cap Value Series	0.10%
The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%

The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Company Series	$87
The U.S. Large Cap Value Series	183
The DFA International Value Series	143
The Japanese Small Company Series	31
The Asia Pacific Small Company Series	14
The United Kingdom Small Company Series	17
The Continental Small Company Series	35
The Canadian Small Company Series	7
The Emerging Markets Series	48
The Emerging Markets Small Cap Series	23

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Company Series	$324,298	$294,824
The U.S. Large Cap Value Series	1,964,487	1,887,094
The DFA International Value Series	1,071,984	935,775
The Japanese Small Company Series	76,298	144,852
The Asia Pacific Small Company Series	111,607	164,466
The United Kingdom Small Company Series	101,735	57,562
The Continental Small Company Series	199,144	90,144
The Canadian Small Company Series	65,303	57,297
The Emerging Markets Series	230,547	367,789
The Emerging Markets Small Cap Series	206,567	105,446

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Series’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2009, the following Series had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2009, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
The Japanese Small Company Series	$ 801	—
The Asia Pacific Small Company Series	241	$385
The United Kingdom Small Company Series	2,879	256
The Continental Small Company Series	6,098	—
The Emerging Markets Small Cap Series	476	—

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Company Series	$3,858,145	$789,949	$(876,863)	$(86,914)
The U.S. Large Cap Value Series	6,877,391	1,296,505	(135,135)	1,161,370
The DFA International Value Series	5,830,471	1,458,762	(63,077)	1,395,685
The Japanese Small Company Series	1,561,973	122,281	(338,956)	(216,675)
The Asia Pacific Small Company Series	752,488	164,965	(101,664)	63,301
The United Kingdom Small Company Series	856,216	134,083	(196,940)	(62,857)
The Continental Small Company Series	1,674,575	418,155	(258,298)	159,857
The Canadian Small Company Series	558,453	22,376	(148,256)	(125,880)
The Emerging Markets Series	1,299,053	1,057,665	(24,146)	1,033,519
The Emerging Markets Small Cap Series	969,640	402,071	(110,046)	292,025

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For

Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2. Foreign Markets Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Master Funds may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3. Futures Contracts: The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2009, the following Series had the following outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
The U.S. Large Company Series	S&P 500 ®Index	12/18/2009	118*	$30,474	$141	$2,655

*During the year ended October 31, 2009, the Series had limited activity in futures transactions.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

The following is a summary of the Series’ location and value of derivative instrument holdings on the Series’ Statements of Assets and Liabilities categorized by primary risk exposure as of October 31, 2009 (amounts in thousands):

Asset Derivatives Value
	Location on the Statements of Assets and Liabilities	Equity Contracts
The U.S. Large Company Series	Payables: Futures Margin Variation	$141*

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Series’ Statements of Operations of realized and change in unrealized gains and losses from the Series’ derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the location of realized and change in unrealized gains and losses on the Series’ Statements of Operations for the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Company Series	$20,268
The U.S. Large Cap Value Series*	7,204
The DFA International Value Series*	(1,125)
The Japanese Small Company Series*	1,131
The Asia Pacific Small Company Series*	(432)
The United Kingdom Small Company Series*	(534)
The Continental Small Company Series*	(476)
The Canadian Small Company Series*	(322)
The Emerging Markets Series*	(2,920)
The Emerging Markets Small Cap Series*	(181)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Company Series	$(2,236)
The U.S. Large Cap Value Series*	(29)
The Asia Pacific Small Company Series*	(3)
The United Kingdom Small Company Series*	(1)
The Continental Small Company Series*	(9)
The Emerging Markets Series*	(32)
The Emerging Markets Small Cap Series*	(10)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

H. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Company Series	2.48%	$ 8,245	10	$6	$14,732
The U.S. Large Cap Value Series	1.90%	11,126	5	3	31,000

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.95%	$8,517	11	$ 2	$18,062
The Japanese Small Company Series	0.94%	1,248	13	—	10,042
The Asia Pacific Small Company Series	0.92%	601	32	—	2,864
The United Kingdom Small Company Series	0.93%	940	10	—	2,977
The Continental Small Company Series	0.95%	695	13	—	1,624
The Emerging Markets Series	0.91%	3,365	87	7	13,587
The Emerging Markets Small Cap Series	0.92%	1,891	30	1	6,555

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

I. Securities Lending:

As of October 31, 2009, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, The Emerging Markets Series realized net gains of $17,805 (in thousands) of in-kind redemptions.

During the period December 1, 2007 to October 31, 2008, the following Series realized net gains (losses) of in-kind redemptions (amounts in thousands):

The U.S. Large Company Series	$24,362
The U.S. Large Cap Value Series	52,271
The DFA International Value Series	103,024
The Japanese Small Company Series	1,625
The Asia Pacific Small Company Series	4,018
The United Kingdom Small Company Series	6,873
The Continental Small Company Series	16,564
The Canadian Small Company Series	(2,616)

During the year ended November 30, 2007, The U.S. Large Company Series distributed securities in lieu of cash for shareholder redemptions. The value of the redemption was $1,099,445 (in thousands) which resulted in a realized gain of $529,199 (in thousands) to the Series.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company.:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series, The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*
1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

* Results are for all Series within DFAITC

The U.S. Large Company Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	98,665,686	84.14%	3,106,492	2.65%	15,494,433	13.21%	84.14%	2.65%	13.21%
5b	Making Loans	98,733,300	84.20%	3,052,305	2.60%	15,481,007	13.20%	84.20%	2.60%	13.20%
5c	Investments in Real Estate	100,125,217	85.38%	1,637,239	1.40%	15,504,156	13.22%	85.38%	1.40%	13.22%
5d	Investments in Commodities	98,776,384	84.23%	2,997,328	2.56%	15,492,899	13.21%	84.23%	2.56%	13.21%
5e	Diversification of Investments	99,185,648	84.58%	2,614,284	2.23%	15,466,679	13.19%	84.58%	2.23%	13.19%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	98,359,523	83.88%	3,372,501	2.88%	15,534,587	13.25%	83.88%	2.88%	13.25%
6b	Purchasing Securities on Margin	98,444,356	83.95%	3,290,886	2.81%	15,531,369	13.24%	83.95%	2.81%	13.24%
6c	Investing in Restricted or Illiquid Securities	98,296,531	83.82%	3,028,611	2.58%	15,941,469	13.59%	83.82%	2.58%	13.59%
6d	Investing for the Purpose of Exercising Control	98,535,100	84.03%	2,726,201	2.32%	16,005,309	13.65%	84.03%	2.32%	13.65%
6e	Investing in Other Investment Companies	98,532,657	84.02%	2,740,349	2.34%	15,993,605	13.64%	84.02%	2.34%	13.64%
6f	Management Ownership of Securities of an Issuer	98,694,385	84.16%	2,533,976	2.16%	16,038,250	13.68%	84.16%	2.16%	13.68%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	98,853,168	84.30%	2,461,685	2.10%	15,951,758	13.60%	84.30%	2.10%	13.60%
6h	Investing in Securities of Unseasoned Issuers	98,385,119	83.90%	2,882,682	2.46%	15,998,811	13.64%	83.90%	2.46%	13.64%
6i	Investing in Warrants	98,619,865	84.10%	2,598,182	2.22%	16,048,564	13.69%	84.10%	2.22%	13.69%
6j	Writing or Acquiring Options	98,646,590	84.12%	2,632,309	2.24%	15,987,712	13.63%	84.12%	2.24%	13.63%

The U.S. Large Cap Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	450,089,477	90.34%	13,835,372	2.78%	34,296,468	6.88%	90.12%	2.77%	6.87%
5b	Making Loans	446,508,610	89.62%	17,323,887	3.48%	34,388,819	6.90%	89.41%	3.47%	6.89%
5c	Investments in Real Estate	449,117,076	90.14%	14,867,126	2.98%	34,237,115	6.87%	89.93%	2.98%	6.86%
5d	Investments in Commodities	445,240,298	89.37%	18,945,498	3.80%	34,035,520	6.83%	89.15%	3.79%	6.82%
5e	Diversification of Investments	450,429,968	90.41%	13,968,473	2.80%	33,822,876	6.79%	90.19%	2.80%	6.77%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	442,477,364	88.81%	21,095,580	4.23%	34,648,372	6.95%	88.60%	4.22%	6.94%
6b	Purchasing Securities on Margin	442,025,675	88.72%	21,654,237	4.35%	34,541,405	6.93%	88.51%	4.34%	6.92%
6c	Investing in Restricted or Illiquid Securities	441,905,416	88.70%	21,661,567	4.35%	34,654,334	6.96%	88.48%	4.34%	6.94%
6d	Investing for the Purpose of Exercising Control	446,950,234	89.71%	16,844,128	3.38%	34,426,955	6.91%	89.49%	3.37%	6.89%
6e	Investing in Other Investment Companies	446,376,678	89.59%	17,480,520	3.51%	34,364,119	6.90%	89.38%	3.50%	6.88%
6f	Management Ownership of Securities of an Issuer	446,904,545	89.70%	16,712,196	3.35%	34,604,577	6.95%	89.49%	3.35%	6.93%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	445,817,286	89.48%	18,271,331	3.67%	34,132,700	6.85%	89.27%	3.66%	6.83%
6h	Investing in Securities of Unseasoned Issuers	445,230,922	89.36%	18,304,705	3.67%	34,685,690	6.96%	89.15%	3.67%	6.95%
6i	Investing in Warrants	446,950,388	89.71%	16,531,063	3.32%	34,739,866	6.97%	89.49%	3.31%	6.96%
6j	Writing or Acquiring Options	446,696,672	89.66%	16,985,456	3.41%	34,539,189	6.93%	89.44%	3.40%	6.92%

The DFA International Value Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	349,117,663	88.20%	30,044,848	7.59%	16,661,166	4.21%	86.14%	7.41%	4.11%
5b	Making Loans	348,947,065	88.16%	29,971,477	7.57%	16,905,135	4.27%	86.10%	7.40%	4.17%
5c	Investments in Real Estate	351,165,048	88.72%	28,070,820	7.09%	16,587,809	4.19%	86.65%	6.93%	4.09%
5d	Investments in Commodities	347,839,401	87.88%	31,372,412	7.93%	16,611,864	4.20%	85.82%	7.74%	4.10%
5e	Diversification of Investments	351,038,355	88.69%	28,302,302	7.15%	16,483,020	4.16%	86.61%	6.98%	4.07%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	346,783,275	87.61%	32,195,687	8.13%	16,844,715	4.26%	85.56%	7.94%	4.16%
6b	Purchasing Securities on Margin	346,279,680	87.48%	32,728,442	8.27%	16,815,555	4.25%	85.44%	8.08%	4.15%
6c	Investing in Restricted or Illiquid Securities	346,650,940	87.58%	32,506,501	8.21%	16,666,236	4.21%	85.53%	8.02%	4.11%
6d	Investing for the Purpose of Exercising Control	349,242,494	88.23%	29,958,913	7.57%	16,621,270	4.20%	86.17%	7.39%	4.10%
6e	Investing in Other Investment Companies	349,373,590	88.26%	29,787,506	7.53%	16,662,582	4.21%	86.20%	7.35%	4.11%
6f	Management Ownership of Securities of an Issuer	349,991,995	88.42%	28,988,874	7.32%	16,842,809	4.26%	86.36%	7.15%	4.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	348,999,679	88.17%	30,314,009	7.66%	16,509,990	4.17%	86.11%	7.48%	4.07%
6h	Investing in Securities of Unseasoned Issuers	349,376,398	88.27%	29,792,320	7.53%	16,653,959	4.21%	86.20%	7.35%	4.11%
6i	Investing in Warrants	349,983,930	88.42%	29,092,914	7.35%	16,745,833	4.23%	86.35%	7.18%	4.13%
6j	Writing or Acquiring Options	349,310,900	88.25%	29,764,139	7.52%	16,747,638	4.23%	86.19%	7.34%	4.13%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	355,560,358	89.83%	17,051,279	4.31%	23,212,041	5.86%	87.73%	4.21%	5.73%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	355,594,969	89.84%	16,996,602	4.29%	23,232,105	5.87%	87.74%	4.19%	5.73%

The Japanese Small Company Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
5b	Making Loans	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
5c	Investments in Real Estate	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
5d	Investments in Commodities	146,646,464	99.96%	40,512	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
5e	Diversification of Investments	146,646,464	99.96%	40,512	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
6b	Purchasing Securities on Margin	146,644,420	99.96%	42,557	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6c	Investing in Restricted or Illiquid Securities	146,642,296	99.96%	44,683	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
6d	Investing for the Purpose of Exercising Control	146,350,730	99.76%	336,246	0.23%	19,313	0.01%	99.76%	0.23%	0.01%
6e	Investing in Other Investment Companies	146,644,420	99.96%	42,557	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6f	Management Ownership of Securities of an Issuer	146,644,420	99.96%	42,557	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	146,660,306	99.97%	26,673	0.02%	19,310	0.01%	99.97%	0.02%	0.01%
6h	Investing in Securities of Unseasoned Issuers	146,370,392	99.77%	316,585	0.22%	19,313	0.01%	99.77%	0.22%	0.01%
6i	Investing in Warrants	146,660,780	99.97%	26,199	0.02%	19,310	0.01%	99.97%	0.02%	0.01%
6j	Writing or Acquiring Options	146,368,741	99.77%	318,236	0.22%	19,313	0.01%	99.77%	0.22%	0.01%

The Asia Pacific Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	27,034,666	99.48%	101,817	0.37%	39,663	0.15%	99.48%	0.37%	0.15%
5b	Making Loans	27,031,355	99.47%	101,817	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
5c	Investments in Real Estate	27,032,309	99.47%	100,863	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
5d	Investments in Commodities	27,031,355	99.47%	101,817	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
5e	Diversification of Investments	27,031,355	99.47%	101,817	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	27,030,130	99.46%	101,817	0.37%	44,198	0.16%	99.46%	0.37%	0.16%
6b	Purchasing Securities on Margin	27,029,461	99.46%	102,444	0.38%	44,240	0.16%	99.46%	0.38%	0.16%
6c	Investing in Restricted or Illiquid Securities	27,030,088	99.46%	101,817	0.37%	44,240	0.16%	99.46%	0.37%	0.16%
6d	Investing for the Purpose of Exercising Control	26,910,498	99.02%	221,407	0.81%	44,240	0.16%	99.02%	0.81%	0.16%
6e	Investing in Other Investment Companies	27,029,461	99.46%	102,444	0.38%	44,240	0.16%	99.46%	0.38%	0.16%
6f	Management Ownership of Securities of an Issuer	27,030,088	99.46%	101,817	0.37%	44,240	0.16%	99.46%	0.37%	0.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	27,030,130	99.46%	101,817	0.37%	44,198	0.16%	99.46%	0.37%	0.16%
6h	Investing in Securities of Unseasoned Issuers	26,910,498	99.02%	221,407	0.81%	44,240	0.16%	99.02%	0.81%	0.16%
6i	Investing in Warrants	27,029,461	99.46%	102,444	0.38%	44,240	0.16%	99.46%	0.38%	0.16%
6j	Writing or Acquiring Options	26,909,871	99.02%	222,034	0.82%	44,240	0.16%	99.02%	0.82%	0.16%

The United Kingdom Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
5b	Making Loans	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
5c	Investments in Real Estate	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5d	Investments in Commodities	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
5e	Diversification of Investments	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6b	Purchasing Securities on Margin	27,789,450	99.98%	2,434	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6c	Investing in Restricted or Illiquid Securities	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6d	Investing for the Purpose of Exercising Control	27,741,238	99.81%	50,646	0.18%	3,028	0.01%	99.81%	0.18%	0.01%
6e	Investing in Other Investment Companies	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6f	Management Ownership of Securities of an Issuer	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6h	Investing in Securities of Unseasoned Issuers	27,741,238	99.81%	50,646	0.18%	3,028	0.01%	99.81%	0.18%	0.01%
6i	Investing in Warrants	27,789,450	99.98%	2,434	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6j	Writing or Acquiring Options	27,741,032	99.81%	50,853	0.18%	3,028	0.01%	99.81%	0.18%	0.01%
The Continental Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	38,121,496	99.90%	19,389	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
5b	Making Loans	38,121,654	99.90%	19,230	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
5c	Investments in Real Estate	38,121,826	99.91%	19,059	0.05%	17,169	0.04%	99.91%	0.05%	0.04%
5d	Investments in Commodities	38,121,654	99.90%	19,230	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
5e	Diversification of Investments	38,128,283	99.92%	12,602	0.03%	17,169	0.04%	99.92%	0.03%	0.04%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	38,121,654	99.90%	19,230	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6b	Purchasing Securities on Margin	38,121,496	99.90%	19,389	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6c	Investing in Restricted or Illiquid Securities	38,121,348	99.90%	19,536	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6d	Investing for the Purpose of Exercising Control	38,076,201	99.79%	64,684	0.17%	17,169	0.04%	99.79%	0.17%	0.04%
6e	Investing in Other Investment Companies	38,121,187	99.90%	19,697	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6f	Management Ownership of Securities of an Issuer	38,121,346	99.90%	19,539	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	38,121,826	99.91%	19,059	0.05%	17,169	0.04%	99.91%	0.05%	0.04%
6h	Investing in Securities of Unseasoned Issuers	38,076,201	99.79%	64,684	0.17%	17,169	0.04%	99.79%	0.17%	0.04%
6i	Investing in Warrants	38,120,643	99.90%	20,241	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6j	Writing or Acquiring Options	38,076,042	99.79%	64,842	0.17%	17,169	0.04%	99.79%	0.17%	0.04%
The Canadian Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5b	Making Loans	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5c	Investments in Real Estate	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5d	Investments in Commodities	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5e	Diversification of Investments	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%

The Emerging Markets Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	52,121,556	93.84%	1,664,956	3.00%	1,757,089	3.16%	87.03%	2.78%	2.93%
5b	Making Loans	52,099,490	93.80%	1,648,888	2.97%	1,795,223	3.23%	86.99%	2.75%	3.00%
5c	Investments in Real Estate	52,397,882	94.34%	1,398,009	2.52%	1,747,709	3.15%	87.49%	2.33%	2.92%
5d	Investments in Commodities	52,040,226	93.69%	1,748,233	3.15%	1,755,143	3.16%	86.89%	2.92%	2.93%
5e	Diversification of Investments	52,611,281	94.72%	1,181,063	2.13%	1,751,257	3.15%	87.85%	1.97%	2.92%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	51,861,192	93.37%	1,894,995	3.41%	1,787,414	3.22%	86.60%	3.16%	2.98%
6b	Purchasing Securities on Margin	51,912,008	93.46%	1,862,926	3.35%	1,768,666	3.18%	86.68%	3.11%	2.95%
6c	Investing in Restricted or Illiquid Securities	51,782,840	93.23%	1,972,942	3.55%	1,787,818	3.22%	86.47%	3.29%	2.99%
6d	Investing for the Purpose of Exercising Control	52,148,416	93.89%	1,633,661	2.94%	1,761,524	3.17%	87.08%	2.73%	2.94%
6e	Investing in Other Investment Companies	52,226,140	94.03%	1,552,404	2.79%	1,765,057	3.18%	87.21%	2.59%	2.95%
6f	Management Ownership of Securities of an Issuer	52,340,283	94.23%	1,414,052	2.55%	1,789,266	3.22%	87.40%	2.36%	2.99%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	49,027,368	88.27%	4,764,525	8.58%	1,751,708	3.15%	81.86%	7.96%	2.92%
6h	Investing in Securities of Unseasoned Issuers	52,200,460	93.98%	1,550,569	2.79%	1,792,572	3.23%	87.16%	2.59%	2.99%
6i	Investing in Warrants	52,426,418	94.39%	1,350,164	2.43%	1,767,018	3.18%	87.54%	2.25%	2.95%
6j	Writing or Acquiring Options	52,093,118	93.79%	1,682,479	3.03%	1,768,004	3.18%	86.98%	2.81%	2.95%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	52,843,359	95.14%	879,647	1.58%	1,820,595	3.28%	88.24%	1.47%	3.04%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	52,852,461	95.15%	862,958	1.55%	1,828,182	3.29%	88.25%	1.44%	3.05%
The Emerging Markets Small Cap Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	28,003,797	96.84%	486,844	1.68%	426,138	1.47%	96.84%	1.68%	1.47%
5b	Making Loans	27,099,770	93.72%	1,364,563	4.72%	452,447	1.56%	93.72%	4.72%	1.56%
5c	Investments in Real Estate	27,992,430	96.80%	499,696	1.73%	424,654	1.47%	96.80%	1.73%	1.47%
5d	Investments in Commodities	27,913,853	96.53%	577,490	2.00%	425,436	1.47%	96.53%	2.00%	1.47%
5e	Diversification of Investments	28,035,370	96.95%	422,105	1.46%	459,304	1.59%	96.95%	1.46%	1.59%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	26,983,015	93.31%	1,471,880	5.09%	461,884	1.60%	93.31%	5.09%	1.60%
6b	Purchasing Securities on Margin	27,848,848	96.31%	604,830	2.09%	463,101	1.60%	96.31%	2.09%	1.60%
6d	Investing for the Purpose of Exercising Control	27,959,095	96.69%	492,373	1.70%	465,311	1.61%	96.69%	1.70%	1.61%
6e	Investing in Other Investment Companies	27,939,843	96.62%	515,813	1.78%	461,123	1.59%	96.62%	1.78%	1.59%
6f	Management Ownership of Securities of an Issuer	28,014,739	96.88%	431,977	1.49%	470,062	1.63%	96.88%	1.49%	1.63%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	27,936,946	96.61%	518,946	1.79%	460,887	1.59%	96.61%	1.79%	1.59%
6h	Investing in Securities of Unseasoned Issuers	27,999,589	96.83%	447,127	1.55%	470,063	1.63%	96.83%	1.55%	1.63%
6i	Investing in Warrants	28,022,853	96.91%	428,573	1.48%	465,354	1.61%	96.91%	1.48%	1.61%
6j	Writing or Acquiring Options	28,028,907	96.93%	425,938	1.47%	461,934	1.60%	96.93%	1.47%	1.60%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	28,096,987	97.16%	355,522	1.23%	464,270	1.61%	97.16%	1.23%	1.61%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	28,096,987	97.16%	355,522	1.23%	464,270	1.61%	97.16%	1.23%	1.61%

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief

Executive Officer and

President of DFAIDG, DIG

and DEM. Chairman,

Trustee, Chief Executive

Officer, Chief Investment

Officer and President of

DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment

Officer and Vice President

of DFAIDG, DIG and

DEM.

Trustee, Chief Investment

Officer and Vice President

of DFAITC

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies

Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).
[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short-Term Capital Gain(7)
U.S. Large Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Enhanced U.S. Large Company Portfolio	91%	9%	—	—	—	100%	—	—	1%	—	—	100%	100%
U.S. Large Cap Value Portfolio	95%	5%	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Small Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 1 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Vector Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
T.A. U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Micro Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Large Cap International Portfolio	100%	—	—	—	—	100%	100%	100%	—	8%	124%	100%	100%
International Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	1%	7%	113%	100%	100%
T.A. World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	8%	137%	100%	100%
International Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	7%	119%	100%	100%
Japanese Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	85%	100%	100%
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	2%	101%	100%	100%
United Kingdom Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Continental Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	12%	124%	100%	100%
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	15%	290%	100%	100%
DFA Global Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA International Small Cap Value Portfolio	81%	—	19%	—	—	100%	100%	100%	—	8%	142%	100%	100%
International Vector Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	9%	140%	100%	100%
Emerging Markets Portfolio	59%	1%	40%	—	—	100%	100%	100%	—	8%	123%	100%	100%
Emerging Markets Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	10%	130%	100%	100%
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	9%	167%	100%	100%
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	1%	—	—	100%	100%
DFA Two-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	2%	—	—	100%	100%
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	—	—	—	—	—	—	—	—	—	—	—
DFA Five-Year Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	100%
DFA Five-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	23%	—	—	100%	100%
DFA Intermediate Government Fixed Income Portfolio	89%	—	11%	—	—	100%	—	—	100%	—	—	100%	100%
DFA Short-Term Extended Quality Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	100%	100%
DFA Inflation-Protected Securities Portfolio	90%	1%	9%	—	—	100%	—	—	34%	—	—	100%	100%
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	100%	100%
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	100%	100%
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	7%	114%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were satisfied for DFA Five-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Inflation-Protected Securities Portfolio to permit exemption of these amounts from state income for these funds.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of ordinary income (i.e., the sum of short-term capital gain and net investment income) distributions made during the period.

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Tax-Managed U.S. Marketwide Value Portfolio vs.

Russell 3000® Value Index

October 31, 1999-October 31, 2009

Tax-Managed U.S. Equity Portfolio vs.

Dow Jones US Total Stock Market (Full Cap) Index

September 25, 2001-October 31, 2009

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Tax-Managed U.S. Targeted Value Portfolio vs.

Russell 2000® Value Index

October 31, 1999-October 31, 2009

Tax-Managed U.S. Small Cap Portfolio vs.

Russell 2000® Index

October 31, 1999-October 31, 2009

Tax-Managed DFA International Value Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

3

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

4

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds”, do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds”. The Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

Tax-Managed U.S. Marketwide Value Portfolio

The Tax-Managed U.S. Marketwide Value Portfolio seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,410 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 12.54% for the Portfolio and 4.55% for the Russell 3000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio’s greater exposure to stocks with more pronounced value characteristics added more than 8% to the outperformance. The Portfolio is more inclusive than the Index across the market cap spectrum, particularly in the micro cap range, resulting in a slight size tilt for the Portfolio which also contributed to outperformance.

Tax-Managed U.S. Equity Portfolio

The Tax-Managed U.S. Equity Portfolio seeks to capture the returns associated with the broad universe of U.S. stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,700 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 8.30% for the Portfolio and 11.34% for the Dow Jones US Total Stock Market Index (Full Cap). Over the period, there was a wider than usual performance difference between the best and worst performing stocks within industry sectors and asset classes. Consequently, slight differences in weights or holdings and in the timing of cash flows and trading between the Portfolio and the Index had a significant impact on relative performance.

Tax-Managed U.S. Targeted Value Portfolio

The Tax-Managed U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The

5

investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid capitalization company value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,496 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 5.41% for the Portfolio and 1.95% for the Russell 2000® Value Index. The Portfolio benefited from a positive value premium over the last eight months of the period. The Portfolio’s greater exposure to value stocks was primarily responsible for the relative outperformance. This positive value effect was tempered by the slightly larger size characteristics of the Portfolio and the impact of avoiding REITs; both of which negatively impacted Portfolio returns when compared to the Index.

Tax-Managed U.S. Small Cap Portfolio

The Tax-Managed U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,314 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 3.98% for the Portfolio and 6.46% for the Russell 2000® Index. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within industry sectors and asset classes. Consequently, slight differences in weights or holdings and in the timing of cash flows and trading between the Portfolio and the Index had a significant impact on relative performance. The Portfolio benefited from a positive size premium over the last eight months of the period. However, composition differences between the Portfolio’s holdings and those in the Index more than offset the positive size premium.

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%

6

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

International Equity Portfolio Performance Overview

Tax-Managed DFA International Value Portfolio

The Tax-Managed DFA International Value Portfolio seeks to capture the returns of international large company value stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 424 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 32.27% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). The Portfolio’s greater allocation than the Index to value stocks (67% on average vs. 26% in the Index) added approximately 6.2% to the relative performance.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLES

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Tax-Managed U.S. Marketwide Value Portfolio**
Actual Fund Return	$1,000.00	$1,238.40	0.40%	$2.26
Hypothetical 5% Annual Return	$1,000.00	$1,023.19	0.40%	$2.04

8

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Tax-Managed U.S. Equity Portfolio**
Actual Fund Return	$1,000.00	$1,184.90	0.22%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12

Tax-Managed U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,190.60	0.47%	$2.60
Hypothetical 5% Annual Return	$1,000.00	$1,022.84	0.47%	$2.40

Tax-Managed U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$1,153.60	0.56%	$3.04
Hypothetical 5% Annual Return	$1,000.00	$1,022.38	0.56%	$2.85

Tax-Managed DFA International Value Portfolio
Actual Fund Return	$1,000.00	$1,345.10	0.56%	$3.31
Hypothetical 5% Annual Return	$1,000.00	$1,022.38	0.56%	$2.85

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**	The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

9

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category.

FEEDER FUNDS

Affiliated Investment Companies
Tax-Managed U.S. Marketwide Value Portfolio	100.0%
Tax-Managed U.S. Equity Portfolio	100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed U.S. Targeted Value Portfolio

Consumer Discretionary	18.0%
Consumer Staples	3.4%
Energy	8.4%
Financials	25.0%
Health Care	7.3%
Industrials	15.1%
Information Technology	15.5%
Materials	6.4%
Other	—
Telecommunication Services	0.3%
Utilities	0.6%

100.0%

Tax-Managed U.S. Small Cap Portfolio

Consumer Discretionary	16.2%
Consumer Staples	4.4%
Energy	4.4%
Financials	15.0%
Health Care	13.9%
Industrials	16.4%
Information Technology	20.9%
Materials	5.1%
Other	—
Telecommunication Services	1.3%
Utilities	2.4%

100.0%

Tax-Managed DFA International Value Portfolio

Consumer Discretionary	12.1%
Consumer Staples	5.3%
Energy	6.5%
Financials	43.5%
Health Care	0.4%
Industrials	10.6%
Information Technology	2.9%
Materials	10.5%
Telecommunication Services	6.5%
Utilities	1.7%

100.0%

10

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2009

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company	$1,618,516,785

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,671,505,474)	$1,618,516,785

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,618,516,785	$—	—	$1,618,516,785

TAX MANAGED U.S. EQUITY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Equity Series of The DFA Investment Trust Company	$1,141,591,293

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $927,660,668)	$1,141,591,293

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,141,591,293	$—	—	$1,141,591,293

See accompanying Notes to Financial Statements.

11

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (86.1%)
Consumer Discretionary — (15.5%)
#*AutoNation, Inc.	412,136	$7,105,225	0.4%
Bob Evans Farms, Inc.	219,781	5,773,647	0.3%
*Chico’s FAS, Inc.	492,017	5,879,603	0.4%
#Dillard’s, Inc.	440,846	6,004,323	0.4%
Jarden Corp.	210,600	5,768,334	0.3%
*Liberty Media Corp. Capital Class A	360,759	7,464,104	0.4%
#*Mohawk Industries, Inc.	153,400	6,570,122	0.4%
#*Royal Caribbean Cruises, Ltd.	333,477	6,746,240	0.4%
Scholastic Corp.	230,922	5,743,030	0.3%
Whirlpool Corp.	117,954	8,444,327	0.5%
Wyndham Worldwide Corp.	363,900	6,204,495	0.4%
Other Securities		232,731,379	13.7%

Total Consumer Discretionary		304,434,829	17.9%

Consumer Staples — (2.9%)
Del Monte Foods Co.	713,356	7,704,245	0.5%
Other Securities		49,608,711	2.9%

Total Consumer Staples		57,312,956	3.4%

Energy — (7.2%)
Cimarex Energy Co.	269,028	10,535,136	0.6%
*Plains Exploration & Production Co.	245,238	6,498,807	0.4%
Rowan Cos., Inc.	238,371	5,542,126	0.3%
*SEACOR Holdings, Inc.	69,842	5,676,059	0.3%
#*Whiting Petroleum Corp.	181,168	10,217,875	0.6%
Other Securities		103,026,499	6.1%

Total Energy		141,496,502	8.3%

Financials — (21.5%)
American Financial Group, Inc.	275,910	6,787,386	0.4%
#*AmeriCredit Corp.	350,332	6,183,360	0.4%
Comerica, Inc.	277,200	7,692,300	0.5%
Community Bank System, Inc.	294,258	5,476,141	0.3%
#Endurance Specialty Holdings, Ltd.	174,222	6,270,250	0.4%
First American Corp.	198,075	6,019,499	0.4%
*First Horizon National Corp.	470,950	5,571,338	0.3%
Genworth Financial, Inc.	525,160	5,577,199	0.3%
Harleysville Group, Inc.	238,282	7,465,375	0.4%
NewAlliance Bancshares, Inc.	533,508	5,911,269	0.3%
#Old Republic International Corp.	573,555	6,125,567	0.4%
Reinsurance Group of America, Inc.	159,148	7,336,723	0.4%
Transatlantic Holdings, Inc.	179,018	9,040,409	0.5%
*Validus Holdings, Ltd.	219,890	5,563,217	0.3%
White Mountains Insurance Group, Ltd.	25,436	7,889,484	0.5%
Other Securities		323,268,869	19.0%

Total Financials		422,178,386	24.8%

Health Care — (6.3%)
#*Community Health Systems, Inc.	284,500	8,899,160	0.5%
*CONMED Corp.	289,759	6,139,993	0.4%
#*King Pharmaceuticals, Inc.	650,171	6,586,232	0.4%
Omnicare, Inc.	341,925	7,409,515	0.4%
Other Securities		93,876,799	5.5%

Total Health Care		122,911,699	7.2%

12

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.0%)
Applied Industrial Technologies, Inc.	272,225	$5,507,112	0.3%
#*Hertz Global Holdings, Inc.	704,289	6,556,931	0.4%
*MPS Group, Inc.	544,200	7,357,584	0.4%
*Oshkosh Truck Corp. Class B	193,927	6,062,158	0.4%
*Owens Corning, Inc.	268,753	5,942,129	0.3%
Ryder System, Inc.	255,543	10,362,269	0.6%
Other Securities		213,415,304	12.6%

Total Industrials		255,203,487	15.0%

Information Technology — (13.4%)
*Arrow Electronics, Inc.	272,551	6,906,442	0.4%
*IAC/InterActiveCorp.	403,904	7,649,942	0.5%
*Ingram Micro, Inc.	412,271	7,276,583	0.4%
*Rovi Corp.	225,865	6,222,581	0.4%
*Sandisk Corp.	371,916	7,616,840	0.4%
#*SYNNEX Corp.	215,600	5,547,388	0.3%
Other Securities		220,785,677	13.0%

Total Information Technology		262,005,453	15.4%

Materials — (5.5%)
MeadWestavco Corp.	317,600	7,250,808	0.4%
Reliance Steel & Aluminum Co.	206,415	7,530,019	0.5%
Other Securities		93,885,284	5.5%

Total Materials		108,666,111	6.4%

Other — (0.0%)
Other Securities		952	0.0%

Telecommunication Services — (0.3%)
Other Securities		6,100,561	0.4%

Utilities — (0.5%)
Other Securities		10,621,087	0.6%

TOTAL COMMON STOCKS		1,690,932,023	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (1.2%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	23,515,202	23,515,202	1.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.7%)
§@DFA Short Term Investment Fund LP	247,987,484	247,987,484	14.6%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $1,231,627 FNMA 5.500%, 08/01/39, valued at $1,298,138) to be repurchased at $1,260,336	$1,260	1,260,328	0.1%

TOTAL SECURITIES LENDING COLLATERAL		249,247,812	14.7%

TOTAL INVESTMENTS — (100.0%) (Cost $2,021,618,372)		$1,963,695,037	115.5%

13

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$304,329,304	$105,525	—	$304,434,829
Consumer Staples	57,312,956	—	—	57,312,956
Energy	141,496,502	—	—	141,496,502
Financials	422,178,386	—	—	422,178,386
Health Care	122,911,699	—	—	122,911,699
Industrials	255,203,487	—	—	255,203,487
Information Technology	261,969,549	35,904	—	262,005,453
Materials	108,666,111	—	—	108,666,111
Other	—	952	—	952
Telecommunication Services	6,100,561	—	—	6,100,561
Utilities	10,621,087	—	—	10,621,087
Rights/Warrants	—	—	—	—
Temporary Cash Investments	23,515,202	—	—	23,515,202
Securities Lending Collateral	—	249,247,812	—	249,247,812

TOTAL	$1,714,304,844	$249,390,193	—	$1,963,695,037

See accompanying Notes to Financial Statements.

14

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.4%)
Consumer Discretionary — (13.7%)
*99 Cents Only Stores	211,533	$2,405,130	0.2%
#*Chico’s FAS, Inc.	130,600	1,560,670	0.2%
#*Collective Brands, Inc.	91,420	1,695,841	0.2%
*Helen of Troy, Ltd.	72,200	1,649,048	0.2%
Jarden Corp.	86,799	2,377,425	0.2%
*Jo-Ann Stores, Inc.	58,500	1,557,270	0.2%
Men’s Wearhouse, Inc. (The)	68,601	1,589,485	0.2%
#*Penske Automotive Group, Inc.	122,009	1,910,661	0.2%
Phillips-Van Heusen Corp.	47,987	1,926,678	0.2%
Thor Industries, Inc.	56,991	1,494,304	0.1%
Other Securities		136,633,497	14.3%

Total Consumer Discretionary		154,800,009	16.2%

Consumer Staples — (3.7%)
J & J Snack Foods Corp.	36,407	1,426,062	0.1%
*NBTY, Inc.	77,011	2,803,971	0.3%
*TreeHouse Foods, Inc.	53,953	2,017,842	0.2%
Other Securities		35,973,989	3.8%

Total Consumer Staples		42,221,864	4.4%

Energy — (3.7%)
Other Securities		41,592,888	4.3%

Financials — (12.7%)
#*AmeriCredit Corp.	170,800	3,014,620	0.3%
#Assured Guaranty, Ltd.	114,200	1,893,436	0.2%
*Investors Bancorp, Inc.	129,914	1,408,268	0.1%
Jones Lang LaSalle, Inc.	30,623	1,434,688	0.2%
Trustmark Corp.	81,319	1,540,995	0.2%
Unitrin, Inc.	82,180	1,610,728	0.2%
Zenith National Insurance Corp.	50,154	1,430,894	0.1%
Other Securities		130,955,563	13.7%

Total Financials		143,289,192	15.0%

Health Care — (11.7%)
#*ev3, Inc.	141,766	1,670,003	0.2%
#*HMS Holdings Corp.	42,940	1,843,414	0.2%
*Salix Pharmaceuticals, Ltd.	137,067	2,520,662	0.2%
Other Securities		126,096,640	13.2%

Total Health Care		132,130,719	13.8%

Industrials — (13.8%)
#*Allegiant Travel Co.	41,915	1,580,615	0.2%
#*American Superconductor Corp.	46,459	1,557,306	0.2%
#*Beacon Roofing Supply, Inc.	108,640	1,560,070	0.2%
*EnerSys, Inc.	68,399	1,511,618	0.1%
*Esterline Technologies Corp.	43,192	1,818,815	0.2%
*MPS Group, Inc.	137,586	1,860,163	0.2%
*Oshkosh Truck Corp. Class B	50,960	1,593,010	0.2%
*Sykes Enterprises, Inc.	62,843	1,491,893	0.1%
Werner Enterprises, Inc.	78,842	1,478,288	0.1%
Other Securities		141,341,196	14.8%

Total Industrials		155,792,974	16.3%

Information Technology — (17.7%)
*3Com Corp.	336,245	1,728,299	0.2%

15

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (Continued)
#*Arris Group, Inc.	166,606	$1,709,378	0.2%
*Avocent Corp.	65,215	1,621,897	0.2%
*Benchmark Electronics, Inc.	92,359	1,551,631	0.1%
*Blue Coat Systems, Inc.	83,571	1,861,962	0.2%
#*CyberSource Corp.	115,887	1,898,229	0.2%
*Euronet Worldwide, Inc.	66,770	1,579,110	0.2%
*Integrated Device Technology, Inc.	240,550	1,414,434	0.1%
*Multi-Fineline Electronix, Inc.	53,609	1,460,845	0.1%
Pegasystems, Inc.	85,128	2,440,620	0.2%
#*Skyworks Solutions, Inc.	180,948	1,887,288	0.2%
#*STEC, Inc.	126,449	2,695,893	0.3%
Other Securities		177,754,628	18.6%

Total Information Technology		199,604,214	20.8%

Materials — (4.3%)
AK Steel Holding Corp.	100,772	1,599,252	0.2%
Cabot Corp.	75,100	1,646,943	0.2%
NewMarket Corp.	27,175	2,540,862	0.3%
Schweitzer-Maudoit International, Inc.	28,091	1,450,900	0.1%
Westlake Chemical Corp.	74,700	1,814,463	0.2%
*WR Grace & Co.	68,900	1,508,221	0.1%
Other Securities		37,970,418	4.0%

Total Materials		48,531,059	5.1%

Other — (0.0%)
Other Securities		1,463	0.0%

Telecommunication Services — (1.1%)
Other Securities		12,269,006	1.3%

Utilities — (2.0%)
Other Securities		23,201,834	2.4%

TOTAL COMMON STOCKS		953,435,222	99.6%

RIGHTS/WARRANTS — (0.0%)
Other Securities		7	0.0%

TEMPORARY CASH INVESTMENTS — (0.6%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,576,158	6,576,158	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.0%)
§@DFA Short Term Investment Fund LP	168,716,508	168,716,508	17.6%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $1,572,167 FHLMC 5.793%(r), 01/01/37, valued at $883,179) to be repurchased at $857,461	$857	857,455	0.1%

TOTAL SECURITIES LENDING COLLATERAL		169,573,963	17.7%

TOTAL INVESTMENTS — (100.0%) (Cost $1,049,926,753)		$1,129,585,350	118.0%

16

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$154,744,281	$55,728	—	$154,800,009
Consumer Staples	42,221,864	—	—	42,221,864
Energy	41,592,888	—	—	41,592,888
Financials	143,289,192	—	—	143,289,192
Health Care	132,074,084	56,635	—	132,130,719
Industrials	155,792,974	—	—	155,792,974
Information Technology	199,594,847	9,367	—	199,604,214
Materials	48,531,059	—	—	48,531,059
Other	—	1,463	—	1,463
Telecommunication Services	12,269,006	—	—	12,269,006
Utilities	23,201,834	—	—	23,201,834
Rights/Warrants	7	—	—	7
Temporary Cash Investments	6,576,158	—	—	6,576,158
Securities Lending Collateral	—	169,573,963	—	169,573,963

TOTAL	$959,888,194	$169,697,156	—	$1,129,585,350

See accompanying Notes to Financial Statements.

17

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.0%)
AUSTRALIA — (3.6%)
Wesfarmers, Ltd.	767,473	$19,150,955	1.2%
Other Securities		46,834,229	2.8%

TOTAL AUSTRALIA		65,985,184	4.0%

AUSTRIA — (0.2%)
Other Securities		4,378,631	0.3%

BELGIUM — (0.6%)
Other Securities		11,463,198	0.7%

CANADA — (7.6%)
Bank of Montreal	316,796	14,656,262	0.9%
Goldcorp, Inc.	296,096	10,885,540	0.7%
#Manulife Financial Corp.	583,408	10,945,134	0.7%
Sun Life Financial, Inc.	488,350	13,507,985	0.8%
Thomson Reuters Corp.	286,601	9,116,775	0.6%
#Toronto Dominion Bank	322,721	18,396,036	1.1%
Other Securities		63,138,454	3.8%

TOTAL CANADA		140,646,186	8.6%

DENMARK — (1.1%)
Other Securities		19,642,313	1.2%

FINLAND — (0.8%)
Other Securities		15,155,789	0.9%

FRANCE — (9.3%)
AXA SA	948,963	23,600,860	1.4%
AXA SA Sponsored ADR	403,078	9,996,334	0.6%
BNP Paribas SA	295,719	22,277,734	1.4%
Compagnie de Saint-Gobain SA	267,410	13,030,815	0.8%
Credit Agricole SA	469,537	8,994,054	0.5%
#Lafarge SA	109,354	8,876,240	0.5%
Societe Generale Paris SA	234,111	15,549,606	1.0%
Vivendi SA	551,039	15,287,105	0.9%
Other Securities		54,947,159	3.4%

TOTAL FRANCE		172,559,907	10.5%

GERMANY — (8.3%)
Allianz SE	188,633	21,607,974	1.3%
#Bayerische Motoren Werke AG	235,671	11,528,633	0.7%
#Daimler AG	505,191	24,408,820	1.5%
Deutsche Telekom AG	920,799	12,535,665	0.8%
Deutsche Telekom AG Sponsored ADR	681,300	9,224,802	0.6%
E.ON AG	439,688	16,799,319	1.0%
Munchener Rueckversicherungs-Gesellschaft AG	109,310	17,294,245	1.1%
Other Securities		39,731,111	2.4%

TOTAL GERMANY		153,130,569	9.4%

GREECE — (0.0%)
Other Securities		915,777	0.1%

HONG KONG — (3.1%)
Cheung Kong Holdings, Ltd.	892,000	11,377,069	0.7%
Hutchison Whampoa, Ltd.	1,568,000	11,005,613	0.7%
Sun Hung Kai Properties, Ltd.	657,000	9,920,620	0.6%

18

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (Continued)
Other Securities		$24,698,090	1.5%

TOTAL HONG KONG		57,001,392	3.5%

IRELAND — (0.0%)
Other Securities		58,214	0.0%

ITALY — (2.0%)
*IntesaSanpaolo SpA	2,175,138	9,154,023	0.5%
*UniCreditoSpA	2,737,011	9,169,550	0.6%
Other Securities		18,207,935	1.1%

TOTAL ITALY		36,531,508	2.2%

JAPAN — (12.1%)
FUJIFILM Holdings Corp.	363,000	10,319,828	0.6%
Sony Corp. Sponsored ADR	526,299	15,467,928	0.9%
Other Securities		197,623,499	12.1%

TOTAL JAPAN		223,411,255	13.6%

NETHERLANDS — (3.5%)
ArcelorMittal NV	511,865	17,322,813	1.1%
*INGGroep NV	693,503	9,024,992	0.5%
Philips Electronics NV	814,648	20,464,625	1.2%
Other Securities		17,431,538	1.1%

TOTAL NETHERLANDS		64,243,968	3.9%

NEW ZEALAND — (0.1%)
Other Securities		1,172,580	0.1%

NORWAY — (0.8%)
Other Securities		15,666,160	1.0%

PORTUGAL — (0.2%)
Other Securities		3,305,294	0.2%

SINGAPORE — (1.6%)
DBS Group Holdings, Ltd.	1,086,900	9,953,365	0.6%
Other Securities		19,364,195	1.2%

TOTAL SINGAPORE		29,317,560	1.8%

SPAIN — (5.6%)
Banco Santander SA	3,095,407	49,812,076	3.1%
Banco Santander SA Sponsored ADR	876,182	14,071,483	0.9%
Repsol YPF SA	453,348	12,068,710	0.7%
Other Securities		28,185,605	1.7%

TOTAL SPAIN		104,137,874	6.4%

SWEDEN — (3.3%)
#NordeaBank AB	2,166,737	23,256,495	1.4%
Other Securities		37,322,781	2.3%

TOTAL SWEDEN		60,579,276	3.7%

SWITZERLAND — (7.5%)
Compagnie Financiere Richemont SA Series A	393,600	11,018,388	0.7%
Credit Suisse Group AG	616,112	32,935,609	2.0%
Credit Suisse Group AG Sponsored ADR	198,516	10,580,903	0.6%
#*Holcim, Ltd.	205,405	13,072,955	0.8%
Swiss Reinsurance Co., Ltd. AG	230,487	9,385,568	0.6%
#ZurichFinancial Services AG	121,786	27,888,091	1.7%

19

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWITZERLAND — (Continued)
Other Securities		$33,438,928	2.0%

TOTAL SWITZERLAND		138,320,442	8.4%

UNITED KINGDOM — (16.7%)
Aviva P.L.C.	1,783,838	11,154,645	0.7%
*BP P.L.C. Sponsored ADR	169,600	9,602,752	0.6%
HSBC Holdings P.L.C. Sponsored ADR.	946,732	52,439,485	3.2%
Royal Dutch Shell P.L.C. ADR.	665,357	38,697,163	2.3%
Vodafone Group P.L.C.	15,557,592	34,286,364	2.1%
Vodafone Group P.L.C. Sponsored ADR	1,430,950	31,752,780	1.9%
William Morrison Supermarkets P.L.C	2,028,411	9,296,624	0.6%
Other Securities		120,864,715	7.4%

TOTAL UNITED KINGDOM		308,094,528	18.8%

TOTAL COMMON STOCKS		1,625,717,605	99.3%

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
Other Securities		5,908	0.0%

ITALY — (0.0%)
Other Securities		22,479	0.0%

TOTAL RIGHTS/WARRANTS		28,387	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $10,010,000 FHLMC 6.040%(r), 11/01/36 valued at $6,426,079) to be repurchased at $6,328,100	$6,328	6,328,000	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.7%)
§@DFA Short Term Investment Fund LP	214,860,995	214,860,995	13.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $623,422) to be repurchased at $611,202	$611	611,198	0.0%

TOTAL SECURITIES LENDING COLLATERAL		215,472,193	13.1%

TOTAL INVESTMENTS — (100.0%) (Cost $1,699,108,877)		$1,847,546,185	112.8%

20

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$196,462	$65,788,722	—	$65,985,184
Austria	—	4,378,631	—	4,378,631
Belgium	718,680	10,744,518	—	11,463,198
Canada	140,646,186	—	—	140,646,186
Denmark	—	19,642,313	—	19,642,313
Finland	—	15,155,789	—	15,155,789
France	9,996,334	162,563,573	—	172,559,907
Germany	22,316,120	130,814,449	—	153,130,569
Greece	—	915,777	—	915,777
Hong Kong	—	57,001,392	—	57,001,392
Ireland	58,214	—	—	58,214
Italy	3,271,918	33,259,590	—	36,531,508
Japan	16,749,483	206,661,772	—	223,411,255
Netherlands	1,443,510	62,800,458	—	64,243,968
New Zealand	—	1,172,580	—	1,172,580
Norway	—	15,666,160	—	15,666,160
Portugal	—	3,305,294	—	3,305,294
Singapore	—	29,317,560	—	29,317,560
Spain	22,539,101	81,598,773	—	104,137,874
Sweden	—	60,579,276	—	60,579,276
Switzerland	11,164,446	127,155,996	—	138,320,442
United Kingdom	142,365,211	165,729,317	—	308,094,528
Rights/Warrants
Germany	—	5,908	—	5,908
Italy	22,479	—	—	22,479
Temporary Cash Investments	—	6,328,000	—	6,328,000
Securities Lending Collateral	—	215,472,193	—	215,472,193

TOTAL	$371,488,144	$1,476,058,041	—	$1,847,546,185

See accompanying Notes to Financial Statements.

21

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Equity Portfolio	Tax-Managed U.S. Targeted Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,618,517	$1,141,591	—
Investments at Value (including $0, $0 and $223,895 of securities on loan, respectively)	—	—	$1,690,932
Temporary Cash Investments at Value & Cost	—	—	23,515
Collateral Received from Securities on Loan at Value & Cost	—	—	249,248
Receivables:
Investment Securities Sold/Affiliated Investment Companies Sold	570	169	867
Dividends and Interest	—	—	436
Securities Lending Income	—	—	148
Fund Shares Sold	555	488	977
Prepaid Expenses and Other Assets	31	44	41

Total Assets	1,619,673	1,142,292	1,966,164

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	249,248
Investment Securities Purchased	—	—	14,752
Fund Shares Redeemed	1,125	657	1,073
Due to Advisor	214	129	639
Accrued Expenses and Other Liabilities	78	57	109

Total Liabilities	1,417	843	265,821

NET ASSETS	$1,618,256	$1,141,449	$1,700,343

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	139,387,676	104,346,854	113,622,667

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.61	$10.94	$14.96

Investments in Affiliated Investment Companies at Cost	$1,671,505	$927,660	$—

Investments at Cost	$—	$—	$1,748,855

NET ASSETS CONSIST OF:
Paid-In Capital	$1,957,195	$1,419,144	$2,026,139
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,335	2,759	1,429
Accumulated Net Realized Gain (Loss)	(289,286)	(494,385)	(269,302)
Net Unrealized Appreciation (Depreciation)	(52,988)	213,931	(57,923)

NET ASSETS	$1,618,256	$1,141,449	$1,700,343

(1) NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	700,000,000

See accompanying Notes to Financial Statements.

22

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Tax-Managed U.S. Small Cap Portfolio	Tax-Managed DFA International Value Portfolio
ASSETS:
Investments at Value (including $154,947 and $205,941 of securities on loan, respectively)	$953,435	$1,625,746
Temporary Cash Investments at Value & Cost	6,576	6,328
Collateral Received from Securities on Loan at Value & Cost	169,574	215,472
Foreign Currencies at Value	—	1,563
Cash	—	16
Receivables:
Investment Securities Sold	1,206	1,939
Dividends, Interest and Tax Reclaims	325	5,741
Securities Lending Income	186	130
Fund Shares Sold	556	1,342
Prepaid Expenses and Other Assets	18	33

Total Assets	1,131,876	1,858,310

LIABILITIES:
Payables:
Upon Return of Securities Loaned	169,574	215,472
Investment Securities Purchased	3,267	2,534
Fund Shares Redeemed	1,391	1,633
Due to Advisor	428	713
Unrealized Loss on Foreign Currency Contracts	—	1
Accrued Expenses and Other Liabilities	71	123

Total Liabilities	174,731	220,476

NET ASSETS	$957,145	$1,637,834

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	58,862,789	121,444,157

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.26	$13.49

Investments at Cost	$873,776	$1,477,309

Foreign Currencies at Cost	$—	$1,536

NET ASSETS CONSIST OF:
Paid-In Capital	$1,108,554	$1,654,503
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	868	4,253
Accumulated Net Realized Gain (Loss)	(231,936)	(169,460)
Net Unrealized Foreign Exchange Gain (Loss)	—	74
Net Unrealized Appreciation (Depreciation)	79,659	148,464

NET ASSETS	$957,145	$1,637,834

(1) NUMBER OF SHARES AUTHORIZED	500,000,000	700,000,000

See accompanying Notes to Financial Statements.

23

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio*	Tax-Managed U.S. Equity Portfolio*	Tax-Managed U.S. Targeted Value Portfolio
Investment Income
Dividends	$30,213	$23,761	$18,863
Interest	125	85	119
Income from Securities Lending	4,081	1,534	2,890
Expenses Allocated from Affiliated Investment Companies	(3,216)	(894)	—

Total Investment Income	31,203	24,486	21,872

Expenses
Investment Advisory Services Fees	—	—	6,097
Administrative Services Fees	2,085	1,549	—
Accounting & Transfer Agent Fees	39	32	201
Custodian Fees	—	—	43
Filing Fees	126	100	133
Shareholders’ Reports	46	31	50
Directors’/Trustees’ Fees & Expenses	20	17	20
Professional Fees	18	15	67
Other	10	3	177

Total Expenses	2,344	1,747	6,788

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(367)	—

Net Expenses	2,344	1,380	6,788

Net Investment Income (Loss)	28,859	23,106	15,084

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(170,564)	(289,047)	(225,418)
Futures	1,628	2,732	1,204
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	293,293	328,913	287,952
Futures	(11)	—	(13)

Net Realized and Unrealized Gain (Loss)	124,346	42,598	63,725

Net Increase (Decrease) in Net Assets Resulting from Operations	$153,205	$65,704	$78,809

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

24

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Tax-Managed U.S. Small Cap Portfolio	Tax-Managed DFA International Value Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $4,453, respectively)	$9,099	$45,193
Interest	69	40
Income from Securities Lending	3,275	1,377

Total Investment Income	12,443	46,610

Expenses
Investment Advisory Services Fees	4,333	6,701
Accounting & Transfer Agent Fees	128	191
Custodian Fees	51	199
Filing Fees	89	97
Shareholders’ Reports	34	47
Directors’/Trustees’ Fees & Expenses	12	18
Professional Fees	41	56
Other	113	175

Total Expenses	4,801	7,484

Net Investment Income (Loss)	7,642	39,126

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(183,556)	(153,420)
Futures	(1,022)	(264)
Foreign Currency Transactions	—	875
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	193,172	509,093
Futures	(8)	(2)
Translation of Foreign Currency Denominated Amounts	—	390

Net Realized and Unrealized Gain (Loss)	8,586	356,672

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,228	$395,798

See accompanying Notes to Financial Statements.

25

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio			Tax-Managed U.S. Equity Portfolio			Tax-Managed U.S. Targeted Value Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$28,859	$42,142	$41,019	$23,106	$27,966	$27,394	$15,084	$24,799	$32,533
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Companies Sold	(170,564)	(117,785)	139,228	(289,047)	(142,472)	10,874	(225,418)	(42,385)	167,039
Futures	1,628	(1,959)	—	2,732	—	—	1,204	(2,493)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies	293,293	(943,227)	(180,378)	328,913	(530,593)	73,457	287,952	(869,703)	(423,757)
Futures	(11)	11	—	—	—	—	(13)	13	—

Net Increase (Decrease) in Net Assets Resulting from Operations	153,205	(1,020,818)	(131)	65,704	(645,099)	111,725	78,809	(889,769)	(224,185)

Distributions From:
Net Investment Income	(34,714)	(44,833)	(39,785)	(25,432)	(30,460)	(25,931)	(20,085)	(21,993)	(30,833)
Net Long-Term Gains	—	(36,063)	—	—	—	—	—	(152,308)	(284,595)

Total Distributions	(34,714)	(80,896)	(39,785)	(25,432)	(30,460)	(25,931)	(20,085)	(174,301)	(315,428)

Capital Share Transactions (1):
Shares Issued	755,723	910,672	613,164	513,816	612,783	385,068	870,260	1,332,158	691,351
Shares Issued in Lieu of Cash Distributions	33,539	77,490	36,864	22,376	28,458	25,647	19,909	170,820	304,575
Shares Redeemed	(866,254)	(1,057,534)	(368,048)	(703,345)	(521,164)	(160,308)	(911,324)	(1,681,828)	(754,382)

Net Increase (Decrease) from Capital Share Transactions	(76,992)	(69,372)	281,980	(167,153)	120,077	250,407	(21,155)	(178,850)	241,544

Total Increase (Decrease) in Net Assets	41,499	(1,171,086)	242,064	(126,881)	(555,482)	336,201	37,569	(1,242,920)	(298,069)
Net Assets
Beginning of Period	1,576,757	2,747,843	2,505,779	1,268,330	1,823,812	1,487,611	1,662,774	2,905,694	3,203,763

End of Period	$1,618,256	$1,576,757	$2,747,843	$1,141,449	$1,268,330	$1,823,812	$1,700,343	$1,662,774	$2,905,694

(1) Shares Issued and Redeemed:
Shares Issued	81,360	63,309	33,160	54,781	45,772	24,964	71,153	69,006	27,123
Shares Issued in Lieu of Cash Distributions	3,525	4,802	2,019	2,355	2,012	1,685	1,600	8,130	12,193
Shares Redeemed	(94,446)	(76,114)	(20,036)	(75,273)	(42,430)	(10,356)	(74,530)	(87,563)	(30,452)

Net Increase (Decrease) from Shares Issued and Redeemed	(9,561)	(8,003)	15,143	(18,137)	5,354	16,293	(1,777)	(10,427)	8,864

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,335	$9,190	$11,940	$2,759	$5,085	$7,579	$1,429	$6,430	$3,626

See accompanying Notes to Financial Statements.

26

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Tax-Managed U.S. Small Cap Portfolio			Tax-Managed DFA International Value Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$7,642	$13,988	$11,947	$39,126	$80,461	$75,534
Net Realized Gain (Loss) on:
Investment Securities Sold	(183,556)	(44,705)	182,553	(153,420)	(12,092)	225,699
Futures	(1,022)	(1,909)	—	(264)	(2,244)	—
Foreign Currency Transactions	—	—	—	875	(391)	440
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	193,172	(533,613)	(217,967)	509,093	(1,307,758)	116,793
Futures	(8)	8	—	(2)	2	—
Translation of Foreign Currency Denominated Amounts	—	—	—	390	(455)	17

Net Increase (Decrease) in Net Assets Resulting from Operations	16,228	(566,231)	(23,467)	395,798	(1,242,477)	418,483

Distributions From:
Net Investment Income	(10,036)	(13,009)	(11,189)	(45,214)	(87,425)	(61,441)
Net Short-Term Gains	—	—	—	—	—	(119)
Net Long-Term Gains	—	(140,329)	—	—	(217,882)	(108,595)

Total Distributions	(10,036)	(153,338)	(11,189)	(45,214)	(305,307)	(170,155)

Capital Share Transactions (1):
Shares Issued	439,219	600,180	344,218	664,208	840,715	480,977
Shares Issued in Lieu of Cash Distributions	9,806	151,576	11,049	43,924	294,717	162,246
Shares Redeemed	(575,467)	(734,037)	(194,404)	(814,111)	(1,053,689)	(402,964)

Net Increase (Decrease) from Capital Share Transactions	(126,442)	17,719	160,863	(105,979)	81,743	240,259

Total Increase (Decrease) in Net Assets	(120,250)	(701,850)	126,207	244,605	(1,466,041)	488,587
Net Assets
Beginning of Period	1,077,395	1,779,245	1,653,038	1,393,229	2,859,270	2,370,683

End of Period	$957,145	$1,077,395	$1,779,245	$1,637,834	$1,393,229	$2,859,270

(1) Shares Issued and Redeemed:
Shares Issued	32,424	28,781	12,633	66,593	54,627	22,796
Shares Issued in Lieu of Cash Distributions	703	6,564	412	3,975	16,014	8,062
Shares Redeemed	(42,310)	(36,092)	(7,188)	(81,205)	(69,078)	(19,134)

Net Increase (Decrease) from Shares Issued and Redeemed	(9,183)	(747)	5,857	(10,637)	1,563	11,724

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$868	$3,269	$2,350	$4,253	$9,469	$18,976

See accompanying Notes to Financial Statements.

27

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Tax-Managed U.S. Marketwide Value Portfolio						Tax-Managed U.S. Equity Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$10.59	$17.51	$17.67	$15.26	$13.27	$11.12	$10.36	$15.57 $	14.75	$13.26	$12.23	$11.05

Income from Investment Operations
Net Investment Income (Loss)	0.21(A)	0.27(A)	0.27(A)	0.24(A)	0.18	0.11	0.22(A)	0.23(A)	0.25(A)	0.21(A)	0.16	0.14
Net Gains (Losses) on Securities (Realized and Unrealized)	1.06	(6.66)	(0.16)	2.39	1.96	2.13	0.60	(5.19)	0.81	1.47	1.05	1.18

Total from Investment Operations	1.27	(6.39)	0.11	2.63	2.14	2.24	0.82	(4.96)	1.06	1.68	1.21	1.32
Less Distributions
Net Investment Income	(0.25)	(0.29)	(0.27)	(0.22)	(0.15)	(0.09)	(0.24)	(0.25)	(0.24)	(0.19)	(0.18)	(0.14)
Net Realized Gains	—	(0.24)	—	—	—	—	—	—	—	—	—	—

Total Distributions	(0.25)	(0.53)	(0.27)	(0.22)	(0.15)	(0.09)	(0.24)	(0.25)	(0.24)	(0.19)	(0.18)	(0.14)
Net Asset Value, End of Period	$11.61	$10.59	$17.51	$17.67	$15.26	$13.27	$10.94	$10.36	$15.57	$14.75	$13.26	$12.23

Total Return	12.54%	(37.53)%(C)	0.54%	17.45%	16.27%	20.24%	8.30%	(32.30)%(C)	7.23%	12.84%	9.97%	12.03%
Net Assets, End of Period (thousands)	$1,618,256	$1,576,757	$2,747,843	$2,505,779	$1,754,320	$1,197,227	$1,141,449	$1,268,330	$1,823,812	$1,487,611	$999,215	$618,888
Ratio of Expenses to Average Net Assets (D)	0.40%	0.38%(B)	0.37%	0.38%	0.40%	0.42%	0.22%	0.22%(B)	0.22%	0.23%	0.25%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.40%	0.38%(B)	0.37%	0.38%	0.40%	0.42%	0.26%	0.23%(B)	0.23%	0.24%	0.26%	0.29%
Ratio of Net Investment Income to Average Net Assets	2.07%	1.93%(B)	1.45%	1.47%	1.35%	0.97%	2.24%	1.76%(B)	1.59%	1.55%	1.35%	1.37%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

28

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Tax-Managed U.S. Targeted Value Portfolio						Tax-Managed U.S. Small Cap Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$14.41	$23.09	$27.39	$25.60	$23.32	$19.22	$15.83	$25.86 $	26.27	$22.95	$20.53	$17.84

Income from Investment Operations
Net Investment Income (Loss)	0.14(A)	0.20(A)	0.25(A)	0.22(A)	0.09	0.09	0.13(A)	0.19(A)	0.18(A)	0.10(A)	0.04	0.01
Net Gains (Losses) on Securities (Realized and Unrealized)	0.60	(7.29)	(1.87)	3.90	2.68	4.09	0.47	(7.87)	(0.42)	3.30	2.42	2.69

Total from Investment Operations	0.74	(7.09)	(1.62)	4.12	2.77	4.18	0.60	(7.68)	(0.24)	3.40	2.46	2.70
Less Distributions
Net Investment Income	(0.19)	(0.18)	(0.24)	(0.19)	(0.10)	(0.08)	(0.17)	(0.18)	(0.17)	(0.08)	(0.04)	(0.01)
Net Realized Gains	—	(1.41)	(2.44)	(2.14)	(0.39)	—	—	(2.17)	—	—	—	—

Total Distributions	(0.19)	(1.59)	(2.68)	(2.33)	(0.49)	(0.08)	(0.17)	(2.35)	(0.17)	(0.08)	(0.04)	(0.01)
Net Asset Value, End of Period	$14.96	$14.41	$23.09	$27.39	$25.60	$23.32	$16.26	$15.83 $	25.86	$26.27	$22.95	$20.53

Total Return	5.41%	(32.85)%(C)	(6.58)%	17.70%	12.09%	21.84%	3.98%	(32.53)%(C)	(0.94)%	14.88%	11.98%	15.17%
Net Assets, End of Period (thousands)	$1,700,343	$1,662,774	$2,905,694	$3,203,763	$2,634,891	$2,078,718	$957,145	$1,077,395	$1,779,245	$1,653,038	$1,242,288	$958,233
Ratio of Expenses to Average Net Assets	0.47%	0.45%(B)	0.47%	0.53%	0.55%	0.56%	0.55%	0.53%(B)	0.53%	0.53%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets	1.04%	1.07%(B)	0.98%	0.85%	0.39%	0.45%	0.88%	0.98%(B)	0.65%	0.41%	0.21%	0.08%
Portfolio Turnover Rate	34%	40%(C)	28%	35%	21%	21%	28%	39%(C)	31%	22%	15%	7%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

29

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Tax-Managed DFA International Value Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$10.55	$21.91	$19.96	$15.51	$13.63	$10.84

Income from Investment Operations
Net Investment Income (Loss)	0.32	(A)	0.59	(A)	0.59	(A)	0.54	(A)	0.33	(A)	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	3.00	(9.60)	2.76	4.71	1.90	2.93

Total from Investment Operations	3.32	(9.01)	3.35	5.25	2.23	3.15
Less Distributions
Net Investment Income	(0.38)	(0.64)	(0.48)	(0.59)	(0.35)	(0.36)
Net Realized Gains	—	(1.71)	(0.92)	(0.21)	—	—

Total Distributions	(0.38)	(2.35)	(1.40)	(0.80)	(0.35)	(0.36)
Net Asset Value, End of Period	$13.49	$10.55	$21.91	$19.96	$15.51	$13.63

Total Return	32.27%	(45.58)	%(C)	17.51%	35.01%	16.63%	29.69%
Net Assets, End of Period (thousands)	$1,637,834	$1,393,229	$2,859,270	$2,370,683	$1,571,217	$1,082,275
Ratio of Expenses to Average Net Assets	0.56%	0.54	%(B)	0.54%	0.54%	0.60%	0.65%
Ratio of Net Investment Income to Average Net Assets	2.92%	3.76	%(B)	2.77%	3.04%	2.23%	1.91%
Portfolio Turnover Rate	24%	24	%(C)	20%	13%	11%	7%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

30

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-seven operational portfolios, five of which (the “Portfolios”) are included in this section of the report.

The Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio (the “Feeder Funds”) primarily invest their assets in The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the “Series”), respectively. At October 31, 2009, the Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio owned 71% and 100% of their respective Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, and Tax-Managed DFA International Value Portfolio are organized as stand-alone registered investment companies.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation:    Securities held by Tax-Managed U.S. Targeted Value Portfolio and Tax-Managed U.S Small Cap Portfolio (the “Domestic Equity Portfolios”) and Tax-Managed DFA International Value Portfolio (the “International Equity Portfolio”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolio value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

31

The International Equity Portfolio will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the International Equity Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolio prices its shares at the close of the NYSE, the International Equity Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolio’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded.

For the Tax-Managed U.S. Marketwide Value Portfolio and the Tax-Managed U.S. Equity Portfolio, their investments reflect each of their proportionate interest in the net assets of their respective Series.

The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•     Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Portfolios’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation:    Securities and other assets and liabilities of the Tax-Managed DFA International Value Portfolio whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Tax-Managed DFA International Value Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest, dividends and foreign withholding taxes recorded on the books of the Tax-Managed DFA International Value Portfolio and the U.S. dollar equivalent amounts actually received or paid.

32

3. Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

4. Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Feeder Funds each recognize their pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from their respective Series, which are treated as partnerships for federal income tax purposes.

The Tax-Managed DFA International Value Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or “the Advisor”) provides investment advisory services to each of the Portfolios except the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. For the year ended October 31, 2009, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Tax-Managed U.S. Targeted Value Portfolio	0.42%
Tax-Managed U.S. Small Cap Portfolio	0.50%
Tax-Managed DFA International Value Portfolio	0.50%

For the year ended October 31, 2009, the Feeder Funds’ administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.15% of average daily net assets.

Pursuant to a Fee Waiver and Expense Assumption Agreement for the Tax-Managed U.S. Equity Portfolio, the Advisor has contractually agreed to waive its administration fee and assume the expenses of the Portfolio (up to the amount of fees paid to the Advisor based on the Portfolio’s assets invested in its Series) to the extent necessary to reduce the Portfolio’s expenses when its total operating expenses exceed 0.22% of the average net assets on an annualized basis. At any time that the annualized expenses of the Tax-Managed U.S. Equity Portfolio are less than 0.22% of the Portfolio’s average net assets on an annualized basis, the Advisor retains the right to recover any fees

33

previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed 0.22% of its average net assets. The Tax-Managed U.S. Equity Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such recovery. The Fee Waiver and Expense Assumption Agreement will remain in effect until March 1, 2010, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. At October 31, 2009, Tax-Managed U.S. Equity Portfolio had approximately $726 (in thousands) of previously waived fees subject to future recovery by the Advisor over various periods not exceeding October 31, 2012.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid to the CCO by the Fund were $197 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$40
Tax-Managed U.S. Equity Portfolio	29
Tax-Managed U.S. Targeted Value Portfolio	41
Tax-Managed U.S. Small Cap Portfolio	25
Tax-Managed DFA International Value Portfolio	38

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
Tax-Managed U.S. Targeted Value Portfolio	$492,602	$490,384
Tax-Managed U.S. Small Cap Portfolio	242,129	349,961
Tax-Managed DFA International Value Portfolio	327,860	419,841

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to net realized foreign currency gains/losses and net realized gains on securities considered to be “passive foreign investment companies” and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications

34

had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Tax-Managed U.S. Small Cap Portfolio	—	$(7)	$7
Tax-Managed DFA International Value Portfolio	—	872	(872)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
Tax-Managed U.S. Marketwide Value Portfolio
2007	$39,785	—	$39,785
2008	44,892	$36,004	80,896
2009	34,714	—	34,714
Tax-Managed U.S. Equity Portfolio
2007	25,931	—	25,931
2008	30,460	—	30,460
2009	25,432	—	25,432
Tax-Managed U.S. Targeted Value Portfolio
2007	33,610	298,723	$332,333
2008	21,996	152,305	174,301
2009	20,085	—	20,085
Tax-Managed U.S. Small Cap Portfolio
2007	11,633	5,395	17,028
2008	13,069	140,269	153,338
2009	10,036	—	10,036
Tax-Managed DFA International Value Portfolio
2007	62,952	112,266	175,218
2008	89,577	217,870	307,447
2009	45,214	—	45,214

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Tax-Managed U.S. Marketwide Value Portfolio	$3,360	$(289,226)	$(285,866)
Tax-Managed U.S. Equity Portfolio	2,788	(493,914)	(491,126)
Tax-Managed U.S. Targeted Value Portfolio	1,374	(268,973)	(267,599)
Tax-Managed U.S. Small Cap Portfolio	696	(231,307)	(230,611)
Tax-Managed DFA International Value Portfolio	4,292	(164,699)	(160,407)

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For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2010	2011	2013	2014	2016	2017	Total
Tax-Managed U.S. Marketwide Value Portfolio	—	—	—	—	$120,399	$168,827	$289,226
Tax-Managed U.S. Equity Portfolio	$12,034	$12,492	$13,463	$27,199	142,157	286,569	493,914
Tax-Managed U.S. Targeted Value Portfolio	—	—	—	—	43,968	225,005	268,973
Tax-Managed U.S. Small Cap Portfolio	—	—	—	—	46,001	185,306	231,307
Tax-Managed DFA International Value Portfolio	—	—	—	—	12,590	152,109	164,699

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Tax-Managed U.S. Marketwide Value Portfolio	$1,671,550	$278,099	$(331,132)	$(53,033)
Tax-Managed U.S. Equity Portfolio	928,131	250,556	(37,096)	213,460
Tax-Managed U.S. Targeted Value Portfolio	2,021,851	298,644	(356,800)	(58,156)
Tax-Managed U.S. Small Cap Portfolio	1,050,359	219,421	(140,195)	79,226
Tax-Managed DFA International Value Portfolio	1,703,869	288,855	(145,178)	143,677

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolio’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements:    The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

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2. Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3. Futures Contracts:    The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Portfolios’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Portfolios had no outstanding futures contracts.

The following is a summary of the Portfolios’ location of realized and change in unrealized gains and losses on the Portfolios’ Statements of Operations for the Portfolios’ derivative instrument holdings through the year ended October 31, 2009:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures
Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
Tax-Managed U.S. Targeted Value Portfolio*	$1,204

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Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
Tax-Managed U.S. Small Cap Portfolio*	(1,022)
Tax-Managed DFA International Value Portfolio*	(264)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
Tax-Managed U.S. Targeted Value Portfolio*	$(13)
Tax-Managed U.S. Small Cap Portfolio*	(8)
Tax-Managed DFA International Value Portfolio*	(2)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Portfolios had limited activity in these transactions.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed U.S. Targeted Value Portfolio	1.91%	$2,921	21	$3	$8,485
Tax-Managed U.S. Small Cap Portfolio	2.10%	1,837	32	3	9,441

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

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For the year ended October 31, 2009, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed DFA International Value Portfolio	1.05%	$3,232	42	$4	$21,408

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2009.

I. Securities Lending:

As of October 31, 2009, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios’ investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies and shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

At October 31, 2009, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Tax-Managed U.S. Marketwide Value Portfolio	3	87%
Tax-Managed U.S. Equity Portfolio	2	75%
Tax-Managed U.S. Targeted Value Portfolio	3	95%

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	Number of Shareholders	Approximate Percentage of Outstanding Shares
Tax-Managed U.S. Small Cap Portfolio	2	85%
Tax-Managed DFA International Value Portfolio	3	92%

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio and Tax-Managed DFA International Value Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians, brokers and transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and July 8, 2009, DFA Investment Dimensions Group Inc. (“DFAIDG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAIDG and the Portfolios, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations and the elimination of certain fundamental investment limitations. The shareholders of the Portfolios approved each of the applicable proposals for DFAIDG and the Portfolios presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAIDG

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DFAIDG*
1a	David G. Booth	5,100,343,281	93.94%	—	0.00%	328,971,623	6.06%			81.55%	0.00%	5.26%
1b	George M. Constantinides	5,105,280,301	94.03%	—	0.00%	324,034,602	5.97%			81.63%	0.00%	5.18%
1c	John P. Gould	5,100,584,112	93.95%	—	0.00%	328,730,791	6.05%			81.55%	0.00%	5.26%
1d	Roger G. Ibbotson	5,105,426,112	94.03%	—	0.00%	323,888,792	5.97%			81.63%	0.00%	5.18%
1e	Robert C. Merton	5,107,268,900	94.07%	—	0.00%	322,046,003	5.93%			81.66%	0.00%	5.15%
1f	Myron S. Scholes	5,104,997,961	94.03%	—	0.00%	324,316,942	5.97%			81.62%	0.00%	5.19%
1g	Eduardo A. Repetto	5,094,783,848	93.84%	—	0.00%	334,531,055	6.16%			81.46%	0.00%	5.35%
1h	Abbie J. Smith	5,100,861,923	93.95%	—	0.00%	328,452,981	6.05%			81.55%	0.00%	5.25%

	Shares Voted						Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DFAIDG*	3,385,698,613	93.83%	43,557,844	1.21%	179,189,489	4.97%	54.13%	0.70%	4.97%

*	Results are for all Portfolios within DFAIDG

Tax-Managed U.S. Marketwide Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	67,665,836	90.13%	2,083,374	2.77%	5,328,079	7.10%	49.02%	1.51%	3.86%
5b	Making Loans	67,511,141	89.92%	2,161,749	2.88%	5,404,399	7.20%	48.90%	1.57%	3.91%
5c	Investments in Real Estate	67,877,067	90.41%	1,902,615	2.53%	5,297,607	7.06%	49.17%	1.38%	3.84%
5d	Investments in Commodities	67,840,345	90.36%	1,953,695	2.60%	5,283,249	7.04%	49.14%	1.42%	3.83%
5e	Diversification of Investments	68,197,746	90.84%	1,592,944	2.12%	5,286,599	7.04%	49.40%	1.15%	3.83%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	66,921,000	89.14%	2,876,810	3.83%	5,279,479	7.03%	48.48%	2.08%	3.82%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	68,207,091	90.85%	1,514,424	2.02%	5,355,774	7.13%	49.41%	1.10%	3.88%

Tax-Managed U.S. Equity Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	49,632,813	79.86%	1,463,393	2.35%	11,052,774	17.78%	47.35%	1.40%	10.54%
5b	Making Loans	49,550,679	79.73%	1,537,896	2.47%	11,060,405	17.80%	47.27%	1.47%	10.55%
5c	Investments in Real Estate	49,507,592	79.66%	1,554,239	2.50%	11,087,149	17.84%	47.23%	1.48%	10.58%
5d	Investments in Commodities	49,377,412	79.45%	1,717,065	2.76%	11,054,503	17.79%	47.10%	1.64%	10.55%
5e	Diversification of Investments	49,832,551	80.18%	1,276,191	2.05%	11,040,238	17.76%	47.54%	1.22%	10.53%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	48,770,089	78.47%	2,295,365	3.69%	11,083,526	17.83%	46.52%	2.19%	10.57%

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		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	49,894,854	80.28%	1,185,722	1.91%	11,068,404	17.81%	47.60%	1.13%	10.56%

Tax-Managed U.S. Targeted Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	53,033,322	91.41%	1,769,259	3.05%	3,212,158	5.54%	48.90%	1.63%	2.96%
5b	Making Loans	52,880,589	91.15%	1,862,557	3.21%	3,271,593	5.64%	48.75%	1.72%	3.02%
5c	Investments in Real Estate	53,015,194	91.38%	1,782,424	3.07%	3,217,121	5.55%	48.88%	1.64%	2.97%
5d	Investments in Commodities	53,035,758	91.42%	1,775,632	3.06%	3,203,349	5.52%	48.90%	1.64%	2.95%
5e	Diversification of Investments	53,307,193	91.89%	1,518,234	2.62%	3,189,312	5.50%	49.15%	1.40%	2.94%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	52,280,552	90.12%	2,486,824	4.29%	3,247,363	5.60%	48.20%	2.29%	2.99%

Tax-Managed U.S. Small Cap Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	30,304,893	92.39%	813,712	2.48%	1,682,751	5.13%	51.57%	1.38%	2.86%
5b	Making Loans	30,233,254	92.17%	833,842	2.54%	1,734,260	5.29%	51.45%	1.42%	2.95%
5c	Investments in Real Estate	30,255,535	92.24%	854,183	2.60%	1,691,638	5.16%	51.49%	1.45%	2.88%
5d	Investments in Commodities	30,294,660	92.36%	823,275	2.51%	1,683,421	5.13%	51.55%	1.40%	2.86%
5e	Diversification of Investments	30,517,701	93.04%	607,975	1.85%	1,675,680	5.11%	51.93%	1.03%	2.85%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	30,010,233	91.49%	1,099,221	3.35%	1,691,902	5.16%	51.07%	1.87%	2.88%

Tax-Managed DFA International Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	62,082,362	92.59%	1,830,089	2.73%	3,141,976	4.69%	51.15%	1.51%	2.59%
5b	Making Loans	61,996,063	92.46%	1,845,069	2.75%	3,213,295	4.79%	51.08%	1.52%	2.65%
5c	Investments in Real Estate	62,256,952	92.85%	1,664,712	2.48%	3,132,763	4.67%	51.29%	1.37%	2.58%
5d	Investments in Commodities	62,132,668	92.66%	1,797,560	2.68%	3,124,199	4.66%	51.19%	1.48%	2.57%
5e	Diversification of Investments	62,510,574	93.22%	1,446,468	2.16%	3,097,385	4.62%	51.50%	1.19%	2.55%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	61,505,495	91.72%	2,409,538	3.59%	3,139,394	4.68%	50.67%	1.99%	2.59%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	62,665,591	93.45%	1,161,686	1.73%	3,227,150	4.81%	51.63%	0.96%	2.66%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	62,691,724	93.49%	1,131,893	1.69%	3,230,810	4.82%	51.65%	0.93%	2.66%

43

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The Tax-Managed U.S. Marketwide Value Series vs.

Russell 3000® Value Index

October 31, 1999-October 31, 2009

The Tax-Managed U.S. Equity Series vs.

Dow Jones US Total Stock Market Index (Full Cap)

September 25, 2001-October 31, 2009

44

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

Tax-Managed Series

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Marketwide Value Series seeks to capture the returns of U.S. value stocks. The Series also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 1,410 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 12.76% for the Series and 4.55% for the Russell 3000® Value Index. The Series benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Series’ greater exposure to stocks with more pronounced value characteristics added nearly 6% to the outperformance.

The Tax-Managed U.S. Equity Series

The Tax-Managed U.S. Equity Series seeks to capture the returns associated with the broad universe of U.S. stocks. The Series also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 2,700 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 8.56% for the Series and 11.34% for the Dow Jones US Total Stock Market Index (Full Cap). Over the period, there was a wider than usual performance difference between the best and worst performing stocks within industry sectors and asset classes. Consequently, slight differences in weights or holdings and in the timing of cash flows and trading between the Series and the Index had a significant impact on relative performance.

45

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

EXPENSE TABLES	Six Months Ended October 31, 2009

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
The Tax-Managed U.S. Marketwide Value Series
Actual Fund Return	$1,000.00	$1,240.10	0.24%	$1.36
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

The Tax-Managed U.S. Equity Series
Actual Fund Return	$1,000.00	$1,186.10	0.09%	$0.50
Hypothetical 5% Annual Return	$1,000.00	$1,024.75	0.09%	$0.46

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

46

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIOS

The Tax-Managed U.S. Marketwide Value Series
Consumer Discretionary	18.5%
Consumer Staples	5.3%
Energy	14.0%
Financials	30.2%
Health Care	4.5%
Industrials	12.2%
Information Technology	6.8%
Materials	3.3%
Other	—
Telecommunication Services	4.3%
Utilities	0.9%

100.0%

The Tax-Managed U.S. Equity Series
Consumer Discretionary	10.9%
Consumer Staples	11.2%
Energy	11.4%
Financials	13.0%
Health Care	12.8%
Industrials	11.0%
Information Technology	19.4%
Materials	4.0%
Other	—
Telecommunication Services	2.8%
Utilities	3.5%

100.0%

47

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (91.3%)
Consumer Discretionary — (16.9%)
Carnival Corp.	688,708	$20,055,177	0.9%
Comcast Corp. Class A	3,570,978	51,779,181	2.3%
Comcast Corp. Special Class A	1,432,185	20,079,234	0.9%
#Disney (Walt) Co.	1,135,556	31,080,168	1.3%
*Liberty Media Corp. Entertainment Class A	578,364	17,825,178	0.8%
News Corp. Class A	1,864,745	21,481,862	0.9%
#News Corp. Class B	855,872	11,639,859	0.5%
Time Warner Cable, Inc.	693,942	27,369,072	1.2%
Time Warner, Inc.	1,534,860	46,229,983	2.0%
Other Securities		173,853,500	7.6%

Total Consumer Discretionary		421,393,214	18.4%

Consumer Staples — (4.8%)
Archer-Daniels-Midland Co.	487,589	14,686,181	0.6%
CVS Caremark Corp.	866,755	30,596,452	1.3%
#Kraft Foods, Inc.	1,077,208	29,644,764	1.3%
Other Securities		45,163,659	2.0%

Total Consumer Staples		120,091,056	5.2%

Energy — (12.8%)
Anadarko Petroleum Corp.	845,068	51,489,993	2.2%
Apache Corp.	185,830	17,490,320	0.8%
#Chesapeake Energy Corp.	618,000	15,141,000	0.7%
ConocoPhillips	1,496,850	75,111,933	3.3%
Marathon Oil Corp.	856,737	27,389,882	1.2%
Valero Energy Corp.	714,360	12,929,916	0.6%
XTO Energy, Inc.	397,536	16,521,596	0.7%
Other Securities		103,389,457	4.5%

Total Energy		319,464,097	14.0%

Financials — (27.6%)
Allstate Corp.	501,660	14,834,086	0.6%
Bank of America Corp.	4,536,955	66,148,804	2.9%
Capital One Financial Corp.	401,285	14,687,031	0.6%
Chubb Corp.	390,477	18,945,944	0.8%
Citigroup, Inc.	3,545,800	14,502,322	0.6%
CME Group, Inc.	67,810	20,519,984	0.9%
JPMorgan Chase & Co.	2,495,918	104,254,495	4.6%
Lincoln National Corp.	464,693	11,073,634	0.5%
Loews Corp.	747,772	24,751,253	1.1%
MetLife, Inc.	847,339	28,834,946	1.3%
Morgan Stanley	628,799	20,197,024	0.9%
PNC Financial Services Group, Inc.	263,050	12,873,667	0.6%
Prudential Financial, Inc.	430,708	19,480,923	0.8%
Travelers Cos., Inc. (The)	769,714	38,324,060	1.7%
Wells Fargo & Co.	529,123	14,561,465	0.6%
Other Securities		265,392,627	11.6%

Total Financials		689,382,265	30.1%

Health Care — (4.1%)
*Thermo Fisher Scientific, Inc.	321,928	14,486,760	0.6%
*WellPoint, Inc.	440,420	20,594,039	0.9%
Other Securities		67,176,867	3.0%

Total Health Care		102,257,666	4.5%

48

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (11.1%)
Burlington Northern Santa Fe Corp.	248,329	$18,704,140	0.8%
CSX Corp.	562,627	23,731,607	1.0%
FedEx Corp.	184,382	13,402,728	0.6%
General Electric Co.	2,283,412	32,561,455	1.4%
Norfolk Southern Corp.	333,288	15,537,887	0.7%
Tyco International, Ltd.	456,370	15,311,214	0.7%
#Union Pacific Corp.	489,811	27,008,179	1.2%
Other Securities		131,483,405	5.7%

Total Industrials		277,740,615	12.1%

Information Technology — (6.2%)
*Computer Sciences Corp.	225,553	11,437,793	0.5%
#Motorola, Inc.	2,108,701	18,071,568	0.8%
Tyco Electronics, Ltd.	549,298	11,672,583	0.5%
Other Securities		112,756,385	4.9%

Total Information Technology		153,938,329	6.7%

Materials — (3.0%)
Dow Chemical Co.	578,018	13,571,863	0.6%
Weyerhaeuser Co.	311,975	11,337,172	0.5%
Other Securities		49,738,377	2.2%

Total Materials		74,647,412	3.3%

Other — (0.0%)
Other Securities		54	0.0%

Telecommunication Services — (3.9%)
AT&T, Inc.	2,510,122	64,434,832	2.8%
Verizon Communications, Inc.	566,352	16,758,356	0.7%
Other Securities		17,187,908	0.8%

Total Telecommunication Services		98,381,096	4.3%

Utilities — (0.9%)
Other Securities		21,258,951	0.9%

TOTAL COMMON STOCKS		2,278,554,755	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	13,814,176	13,814,176	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (8.2%)
§@DFA Short Term Investment Fund LP	202,493,142	202,493,142	8.8%
@RepurchaseAgreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $1,886,910 FHLMC 5.793%(r), 01/01/37, valued at $1,059,989) to be repurchased at $1,029,122	$1,029	1,029,115	0.1%

TOTAL SECURITIES LENDING COLLATERAL		203,522,257	8.9%

TOTAL INVESTMENTS — (100.0%) (Cost $2,552,893,037)		$2,495,891,188	109.0%

49

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$421,361,264	$31,950	—	$421,393,214
Consumer Staples	120,091,056	—	—	120,091,056
Energy	319,464,097	—	—	319,464,097
Financials	689,382,265	—	—	689,382,265
Health Care	102,257,666	—	—	102,257,666
Industrials	277,740,615	—	—	277,740,615
Information Technology	153,931,809	6,520	—	153,938,329
Materials	74,647,412	—	—	74,647,412
Other	—	54	—	54
Telecommunication Services	98,381,096	—	—	98,381,096
Utilities	21,258,951	—	—	21,258,951
Rights/Warrants	—	—	—	—
Temporary Cash Investments	13,814,176	—	—	13,814,176
Securities Lending Collateral	—	203,522,257	—	203,522,257

TOTAL	$2,292,330,407	$203,560,781	—	$2,495,891,188

See accompanying Notes to Financial Statements.

50

THE TAX-MANAGED U.S. EQUITY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.4%)
Consumer Discretionary — (9.8%)
*Amazon.com, Inc.	41,900	$4,978,139	0.4%
#Disney (Walt) Co.	187,757	5,138,909	0.4%
#Home Depot, Inc.	169,830	4,261,035	0.4%
McDonald’s Corp.	112,100	6,570,181	0.6%
Target Corp.	79,844	3,866,845	0.3%
Other Securities		98,835,870	8.7%

Total Consumer Discretionary		123,650,979	10.8%

Consumer Staples — (10.1%)
Altria Group, Inc.	207,400	3,756,014	0.3%
Coca-Cola Co.	237,262	12,648,437	1.1%
Colgate-Palmolive Co.	59,400	4,670,622	0.4%
CVS Caremark Corp.	150,047	5,296,659	0.5%
Kraft Foods, Inc.	160,324	4,412,116	0.4%
#PepsiCo, Inc.	166,379	10,074,248	0.9%
Philip Morris International, Inc.	193,500	9,164,160	0.8%
Procter & Gamble Co.	303,583	17,607,814	1.5%
Walgreen Co.	97,025	3,670,456	0.3%
Wal-Mart Stores, Inc.	315,296	15,663,905	1.4%
Other Securities		40,552,476	3.6%

Total Consumer Staples		127,516,907	11.2%

Energy — (10.3%)
Chevron Corp.	205,614	15,737,696	1.4%
ConocoPhillips	118,739	5,958,323	0.5%
Exxon Mobil Corp.	530,943	38,052,685	3.3%
Occidental Petroleum Corp.	84,088	6,380,597	0.6%
Schlumberger, Ltd.	119,648	7,442,106	0.6%
Other Securities		55,564,072	4.9%

Total Energy		129,135,479	11.3%

Financials — (11.8%)
Bank of America Corp.	803,514	11,715,234	1.0%
Goldman Sachs Group, Inc.	50,600	8,610,602	0.8%
JPMorgan Chase & Co.	409,432	17,101,975	1.5%
Morgan Stanley	125,943	4,045,289	0.4%
Wells Fargo & Co.	461,728	12,706,755	1.1%
Other Securities		93,666,597	8.2%

Total Financials		147,846,452	13.0%

Health Care — (11.6%)
Abbott Laboratories	159,127	8,047,052	0.7%
*Amgen, Inc.	106,871	5,742,179	0.5%
Bristol-Myers Squibb Co.	204,650	4,461,370	0.4%
#*Gilead Sciences, Inc.	101,750	4,329,462	0.4%
Johnson & Johnson	292,484	17,271,180	1.5%
Medtronic, Inc.	110,304	3,937,853	0.3%
#Merck & Co., Inc.	217,914	6,740,080	0.6%
Pfizer, Inc.	798,203	13,593,397	1.2%
Schering-Plough Corp.	208,323	5,874,709	0.5%
Other Securities		75,561,169	6.6%

Total Health Care		145,558,451	12.7%

Industrials — (9.9%)
3M Co.	60,323	4,437,963	0.4%
General Electric Co.	1,043,623	14,882,064	1.3%

51

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
United Parcel Service, Inc.	69,650	$3,738,812	0.4%
United Technologies Corp.	96,270	5,915,792	0.5%
Other Securities		96,104,447	8.4%

Total Industrials		125,079,078	11.0%

Information Technology — (17.6%)
*Apple, Inc.	88,060	16,599,310	1.5%
*Cisco Systems, Inc.	596,400	13,627,740	1.2%
*Google, Inc.	22,737	12,189,760	1.1%
Hewlett-Packard Co.	242,700	11,518,542	1.0%
Intel Corp.	557,770	10,658,985	0.9%
International Business Machines Corp.	142,483	17,184,875	1.5%
Microsoft Corp.	844,660	23,422,422	2.0%
Oracle Corp.	507,951	10,717,766	0.9%
QUALCOMM, Inc.	165,920	6,870,747	0.6%
Visa, Inc.	56,500	4,280,440	0.4%
Other Securities		93,531,886	8.2%

Total Information Technology		220,602,473	19.3%

Materials — (3.6%)
Other Securities		44,970,840	3.9%

Other — (0.0%)
Other Securities		6	0.0%

Telecommunication Services — (2.5%)
AT&T, Inc.	568,312	14,588,569	1.3%
Verizon Communications, Inc.	300,825	8,901,412	0.8%
Other Securities		7,926,753	0.7%

Total Telecommunication Services		31,416,734	2.8%

Utilities — (3.2%)
Other Securities		39,976,320	3.5%

TOTAL COMMON STOCKS		1,135,753,719	99.5%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	4,739,449	4,739,449	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.2%)
§@DFA Short Term Investment Fund LP	114,652,240	114,652,240	10.0%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $1,068,374 FHLMC 5.793%(r), 01/01/37, valued at $600,169) to be repurchased at $582,692	$583	582,688	0.1%

TOTAL SECURITIES LENDING COLLATERAL		115,234,928	10.1%

TOTAL INVESTMENTS — (100.0%) (Cost $1,041,797,234)		$1,255,728,096	110.0%

52

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$123,650,979	—	—	$123,650,979
Consumer Staples	127,516,907	—	—	127,516,907
Energy	129,135,479	—	—	129,135,479
Financials	147,846,452	—	—	147,846,452
Health Care	145,549,937	$8,514	—	145,558,451
Industrials	125,079,078	—	—	125,079,078
Information Technology	220,601,981	492	—	220,602,473
Materials	44,970,840	—	—	44,970,840
Other	—	6	—	6
Telecommunication Services	31,416,734	—	—	31,416,734
Utilities	39,976,320	—	—	39,976,320
Temporary Cash Investments	4,739,449	—	—	4,739,449
Securities Lending Collateral	—	115,234,928	—	115,234,928

TOTAL	$1,140,484,156	$115,243,940	—	$1,255,728,096

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
ASSETS:
Investments at Value (including $185,881 and $107,680 of securities on loan, respectively)	$2,278,555	$1,135,754
Temporary Cash Investments at Value & Cost	13,814	4,739
Collateral Received from Securities on Loan at Value & Cost	203,522	115,235
Receivables:
Investment Securities Sold	2,290	49
Dividends and Interest	2,664	1,281
Securities Lending Income	210	47
Fund Shares Sold	53	—

Total Assets	2,501,108	1,257,105

LIABILITIES:
Payables:
Upon Return of Securities Loaned	203,522	115,235
Investment Securities Purchased	6,575	—
Fund Shares Redeemed	570	169
Due to Advisor	403	49
Accrued Expenses and Other Liabilities	111	59

Total Liabilities	211,181	115,512

NET ASSETS	$2,289,927	$1,141,593

Investments at Cost	$2,335,557	$921,823

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
Investment Income
Dividends	$41,661	$23,761
Interest	169	86
Income from Securities Lending	5,646	1,534

Total Investment Income	47,476	25,381

Expenses
Investment Advisory Services Fees	3,861	516
Accounting & Transfer Agent Fees	223	129
Custodian Fees	41	47
Shareholders’ Reports	11	7
Directors’/Trustees’ Fees & Expenses	28	17
Professional Fees	85	48
Other	218	130

Total Expenses	4,467	894

Net Investment Income (Loss)	43,009	24,487

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(224,739)	(289,047)
Futures	2,063	2,732
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	417,983	328,914
Futures	(16)	—

Net Realized and Unrealized Gain (Loss)	195,291	42,599

Net Increase (Decrease) in Net Assets Resulting from Operations	$238,300	$67,086

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series			The Tax-Managed U.S. Equity Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$43,009	$63,704	$63,884	$24,487	$30,373	$30,009
Net Realized Gain (Loss) on:
Investment Securities Sold	(224,739)	(152,733)	197,904	(289,047)	(142,472)	10,874
Futures	2,063	(2,752)	—	2,732	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	417,983	(1,321,745)	(257,139)	328,914	(530,594)	73,456
Futures	(16)	16	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	238,300	(1,413,510)	4,649	67,086	(642,693)	114,339

Transactions in Interest:
Contributions	347,943	457,034	478,784	111,879	296,257	253,998
Withdrawals	(487,040)	(711,380)	(146,412)	(305,880)	(209,089)	(32,090)

Net Increase (Decrease) from Transactions in Interest	(139,097)	(254,346)	332,372	(194,001)	87,168	221,908

Total Increase (Decrease) in Net Assets	99,203	(1,667,856)	337,021	(126,915)	(555,525)	336,247
Net Assets
Beginning of Period	2,190,724	3,858,580	3,521,559	1,268,508	1,824,033	1,487,786

End of Period	$2,289,927	$2,190,724	$3,858,580	$1,141,593	$1,268,508	$1,824,033

See accompanying Notes to Financial Statements.

56

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Tax-Managed U.S. Marketwide Value Series							The Tax-Managed U.S. Equity Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	12.76%	(37.44	)%(C)	0.67%	17.70%	16.44%	20.49%	8.56%	(32.28	)%(C)	7.38%	13.06%	10.15%	12.20%
Net Assets, End of Period (thousands)	$2,289,927	$2,190,724		$3,858,580	$3,521,559	$2,476,387	$1,702,613	$1,141,593	$1,268,508		$1,824,033	$1,487,786	$999,348	$618,950
Ratio of Expenses to Average Net Assets	0.23%	0.22	%(B)	0.22%	0.22%	0.24%	0.25%	0.09%	0.07	%(B)	0.07%	0.07%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.23%	2.09	%(B)	1.61%	1.63%	1.52%	1.14%	2.37%	1.91	%(B)	1.74%	1.71%	1.51%	1.52%
Portfolio Turnover Rate	28%	40	%(C)	21%	21%	12%	5%	27%	13	%(C)	6%	21%	10%	5%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

57

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the “Series”) are presented in this section of the report.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation:    Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•     Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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2. Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

3. Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The Tax-Managed U.S. Marketwide Value Series	0.20%
The Tax-Managed U.S. Equity Series	0.05%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid to the CCO by the Trust were $98 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Tax-Managed U.S. Marketwide Value Series	$55
The Tax-Managed U.S. Equity Series	29

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The Tax-Managed U.S. Marketwide Value Series	$549,371	$583,865

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	Purchases	Sales
The Tax-Managed U.S. Equity Series	275,853	416,816

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Tax-Managed U.S. Marketwide Value Series	$2,553,643	$383,784	$(441,536)	$(57,752)
The Tax-Managed U.S. Equity Series	1,042,271	250,545	(37,088)	213,457

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’ tax position and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or

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paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the Series’ location of realized and change in unrealized gains and losses on the Series’ Statements of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Contracts
The Tax-Managed U.S. Marketwide Value Series*	$2,063
The Tax-Managed U.S. Equity Series*	2,732

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts
The Tax-Managed U.S. Marketwide Value Series*	$(16)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

H. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line

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of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The Tax-Managed U.S. Marketwide Value Series	1.96%	$8,120	19	$8	$18,993
The Tax-Managed U.S. Equity Series	1.99%	3,481	30	6	10,160

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

I. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies and shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is

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unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*

1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

*	Results are for all Series within DFAITC

The Tax-Managed U.S. Marketwide Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	146,890,401	90.32%	4,215,416	2.59%	11,527,664	7.09%	90.32%	2.59%	7.09%
5b	Making Loans	146,648,973	90.17%	4,349,979	2.67%	11,634,529	7.15%	90.17%	2.67%	7.15%
5c	Investments in Real Estate	146,728,379	90.22%	4,371,378	2.69%	11,533,725	7.09%	90.22%	2.69%	7.09%
5d	Investments in Commodities	146,688,336	90.20%	4,544,246	2.79%	11,400,899	7.01%	90.20%	2.79%	7.01%
5e	Diversification of Investments	148,013,098	91.01%	3,279,120	2.02%	11,341,263	6.97%	91.01%	2.02%	6.97%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	145,363,087	89.38%	5,839,478	3.59%	11,430,917	7.03%	89.38%	3.59%	7.03%
6e	Investing in Other Investment Companies	147,177,599	90.50%	4,082,139	2.51%	11,373,744	6.99%	90.50%	2.51%	6.99%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	147,268,382	90.55%	3,924,367	2.41%	11,440,733	7.03%	90.55%	2.41%	7.03%

The Tax-Managed U.S. Equity Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	74,831,147	79.43%	2,371,613	2.52%	17,007,387	18.05%	79.43%	2.52%	18.05%
5b	Making Loans	74,796,494	79.39%	2,442,446	2.59%	16,971,206	18.01%	79.39%	2.59%	18.01%
5c	Investments in Real Estate	74,895,472	79.50%	2,344,955	2.49%	16,969,720	18.01%	79.50%	2.49%	18.01%
5d	Investments in Commodities	74,909,074	79.51%	2,441,748	2.59%	16,859,323	17.90%	79.51%	2.59%	17.90%
5e	Diversification of Investments	75,340,745	79.97%	2,068,850	2.20%	16,800,551	17.83%	79.97%	2.20%	17.83%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	73,900,334	78.44%	3,463,456	3.68%	16,846,357	17.88%	78.44%	3.68%	17.88%
6e	Investing in Other Investment Companies	75,259,269	79.88%	2,177,629	2.31%	16,773,248	17.80%	79.88%	2.31%	17.80%

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		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	75,361,156	79.99%	2,060,102	2.19%	16,788,889	17.82%	79.99%	2.19%	17.82%

66

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

67

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

68

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief

Executive Officer and

President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.

6300 Bee Cave Road, Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment Officer and Vice President

of DFAIDG, DIG and

DEM.

Trustee, Chief Investment Officer and Vice President

of DFAITC

6300 Bee Cave Road, Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies	Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

70

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

71

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

72

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

74

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

75

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolios to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
Tax-Managed U.S. Marketwide Value Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Equity Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Targeted Value Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Small Cap Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed DFA International Value Portfolio	100%	—	—	100%	100%	100%	7%	107%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, an is reflected as a percentage of ordinary income (i.e., the sum of short-term capital gain and net investment income) distributions made during the period.

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Fiscal Year Ended October 31, 2009: $388,560
Fiscal Year Ended October 31, 2008: $366,368

(b)	Audit-Related Fees
Fees for Registrant – Fiscal Year Ended October 31, 2009: $24,608
Fiscal Year Ended October 31, 2008: $25,517

For fiscal years ended October 31, 2008 and October 31, 2009, Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

  Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2009: $158,695
Fiscal Year Ended October 31, 2008: $165,000

For the fiscal years ended October 31, 2009 and October 31, 2008, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.

(c)	Tax Fees
Fees for Registrant – Fiscal Year Ended October 31, 2009: $89,278
Fiscal Year Ended October 31, 2008: $97,206

Tax Fees included, for the fiscal years ended October 31, 2008 and October 31, 2009, fees for tax services in connection with the Registrant’s excise tax calculations, review of the Registrant’s applicable tax returns and capital gains tax services in India.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant  –   Fiscal Year Ended October 31, 2009: $0

 Fiscal Year Ended October 31, 2008: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.	The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.	The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.	The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services to the Funds and their Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.	The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request.

4.	The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.	A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.	Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.	The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.	A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2009 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2009: $627,111

Fiscal Year Ended October 31, 2008: $738,472

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant that provided a summary schedule of portfolio holdings in its report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided
The U.S. Large Company Series

The U.S. Large Cap Value Series

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Equity Series

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company
REIT	Real Estate Investment Trust

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
•	Security is being fair valued as of October 31, 2009.
(r)	The adjustable rate shown is effective as of October 31, 2009.
§	Affiliated Fund.
—	Amounts designated as — are either zero or rounded to zero.

1

THE U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
COMMON STOCKS — (92.1%)
Consumer Discretionary — (8.5%)
#Abercrombie & Fitch Co.	33,482	$1,098,879
*Amazon.com, Inc.	126,572	15,038,019
#*Apollo Group, Inc. Class A	48,560	2,772,776
#*AutoNation, Inc.	35,918	619,226
*Autozone, Inc.	11,603	1,570,002
*Bed Bath & Beyond, Inc.	99,697	3,510,331
#Best Buy Co., Inc.	129,969	4,962,216
*Big Lots, Inc.	31,453	787,898
Black & Decker Corp.	22,904	1,081,527
Carnival Corp.	166,799	4,857,187
CBS Corp. Class B	257,996	3,036,613
#Coach, Inc.	121,087	3,992,238
Comcast Corp. Class A	1,092,473	15,840,859
#D.R. Horton, Inc.	105,020	1,151,019
#Darden Restaurants, Inc.	53,081	1,608,885
DeVry, Inc.	23,569	1,303,130
#*DIRECTV Group, Inc. (The)	171,135	4,500,850
Disney (Walt) Co.	707,515	19,364,686
#Eastman Kodak Co.	102,099	382,871
*Expedia, Inc.	80,162	1,817,273
Family Dollar Stores, Inc.	53,190	1,505,277
*Ford Motor Co.	1,226,281	8,583,967
Fortune Brands, Inc.	57,196	2,227,784
#*GameStop Corp. Class A	62,688	1,522,692
Gannett Co., Inc.	89,365	877,564
Gap, Inc.	183,301	3,911,643
#Genuine Parts Co.	60,730	2,124,943
*Goodyear Tire & Rubber Co.	92,084	1,186,042
H&R Block, Inc.	127,644	2,340,991
Harley-Davidson, Inc.	89,296	2,225,256
*Harman International Industries, Inc.	26,392	992,603
Hasbro, Inc.	47,929	1,307,024
#Home Depot, Inc.	648,891	16,280,675
International Game Technology	112,795	2,012,263
#*Interpublic Group of Cos., Inc.	185,053	1,114,019
#J.C. Penney Co., Inc.	89,790	2,974,743
Johnson Controls, Inc.	255,253	6,105,652
#KB Home	28,163	399,351
*Kohl’s Corp.	116,329	6,656,345
#Leggett & Platt, Inc.	59,438	1,148,937
#Lennar Corp. Class A	58,705	739,683
#Limited Brands, Inc.	101,642	1,788,899
Lowe’s Cos., Inc.	562,477	11,007,675
Macy’s, Inc.	160,084	2,812,676
#Marriott International, Inc. Class A	95,692	2,398,042
#Mattel, Inc.	137,032	2,594,016
McDonald’s Corp.	415,454	24,349,759
McGraw-Hill Cos., Inc.	119,838	3,448,938
Meredith Corp.	13,862	375,106
#*New York Times Co. Class A (The)	44,003	350,704
#Newell Rubbermaid, Inc.	105,714	1,533,910
News Corp. Class A	855,886	9,859,807
#NIKE, Inc. Class B	147,987	9,201,832
#Nordstrom, Inc.	62,711	1,992,956
*Office Depot, Inc.	104,586	632,745
Omnicom Group, Inc.	118,302	4,055,393
#*O’Reilly Automotive, Inc.	52,054	1,940,573
#Polo Ralph Lauren Corp.	22,011	1,638,059

2

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#*Pulte Homes, Inc.	120,324	$1,084,119
*RadioShack Corp.	47,651	804,825
Scripps Networks Interactive, Inc.	33,964	1,282,481
#*Sears Holdings Corp.	18,996	1,289,069
#Sherwin-Williams Co.	37,184	2,120,975
Snap-On, Inc.	21,970	802,564
Stanley Works (The)	30,208	1,366,308
#Staples, Inc.	274,981	5,967,088
*Starbucks Corp.	280,599	5,325,769
#Starwood Hotels & Resorts Worldwide, Inc.	71,123	2,066,834
Target Corp.	286,217	13,861,489
#Tiffany & Co.	47,246	1,856,295
Time Warner Cable, Inc.	134,137	5,290,363
Time Warner, Inc.	451,338	13,594,301
TJX Cos., Inc. (The)	161,352	6,026,497
V.F. Corp.	33,941	2,411,169
*Viacom, Inc. Class B	231,022	6,373,897
Washington Post Co.	2,361	1,019,952
#Whirlpool Corp.	28,181	2,017,478
Wyndham Worldwide Corp.	67,995	1,159,315
#*Wynn Resorts, Ltd.	26,245	1,423,004
Yum! Brands, Inc.	177,609	5,852,217

Total Consumer Discretionary		318,511,038

Consumer Staples — (11.0%)
Altria Group, Inc.	788,525	14,280,188
Archer-Daniels-Midland Co.	244,411	7,361,659
Avon Products, Inc.	162,531	5,209,119
#Brown-Forman Corp. Class B	42,292	2,064,273
Campbell Soup Co.	73,347	2,328,767
Clorox Co.	53,046	3,141,915
Coca-Cola Co.	882,204	47,030,295
Coca-Cola Enterprises, Inc.	120,739	2,302,493
Colgate-Palmolive Co.	189,741	14,919,335
ConAgra, Inc.	168,296	3,534,216
*Constellation Brands, Inc. Class A	75,643	1,196,672
Costco Wholesale Corp.	165,550	9,411,518
CVS Caremark Corp.	549,409	19,394,138
*Dean Foods Co.	68,630	1,251,125
*Dr Pepper Snapple Group, Inc.	96,703	2,636,124
Estee Lauder Cos., Inc.	44,927	1,909,398
General Mills, Inc.	123,879	8,166,104
H.J. Heinz Co.	119,985	4,828,196
Hershey Co. (The)	63,128	2,385,607
Hormel Foods Corp.	26,567	968,633
J.M. Smucker Co.	45,279	2,387,562
Kellogg Co.	97,646	5,032,675
Kimberly-Clark Corp.	157,789	9,650,375
Kraft Foods, Inc.	561,489	15,452,177
Kroger Co. (The)	247,994	5,736,101
Lorillard, Inc.	62,871	4,886,334
#McCormick & Co., Inc.	49,749	1,741,712
Molson Coors Brewing Co.	59,692	2,923,117
Pepsi Bottling Group, Inc.	54,836	2,053,060
PepsiCo, Inc.	593,045	35,908,875
Philip Morris International, Inc.	736,409	34,876,330
Procter & Gamble Co.	1,111,163	64,447,454
Reynolds American, Inc.	64,330	3,118,718
Safeway, Inc.	158,553	3,540,488
Sara Lee Corp.	264,823	2,989,852
SUPERVALU, Inc.	80,700	1,280,709

3

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
Sysco Corp.	224,988	$5,950,933
#Tyson Foods, Inc. Class A	116,228	1,455,175
Walgreen Co.	377,779	14,291,380
Wal-Mart Stores, Inc.	822,201	40,846,946
*Whole Foods Market, Inc.	53,477	1,714,473

Total Consumer Staples		414,604,221

Energy — (11.4%)
Anadarko Petroleum Corp.	186,733	11,377,642
Apache Corp.	127,812	12,029,665
#Baker Hughes, Inc.	117,964	4,962,745
BJ Services Co.	111,205	2,135,136
Cabot Oil & Gas Corp.	39,455	1,517,834
*Cameron International Corp.	83,693	3,094,130
#Chesapeake Energy Corp.	244,264	5,984,468
Chevron Corp.	763,458	58,435,075
ConocoPhillips	564,511	28,327,162
CONSOL Energy, Inc.	68,789	2,944,857
#*Denbury Resources, Inc.	94,956	1,386,358
Devon Energy Corp.	168,945	10,932,431
#Diamond Offshore Drilling, Inc.	26,458	2,520,125
El Paso Corp.	266,931	2,618,593
ENSCO International, Inc.	54,225	2,482,963
EOG Resources, Inc.	95,905	7,831,602
Exxon Mobil Corp.	1,829,468	131,117,972
*FMC Technologies, Inc.	46,615	2,451,949
Halliburton Co.	343,265	10,026,771
Hess Corp.	110,806	6,065,520
Marathon Oil Corp.	269,417	8,613,261
Massey Energy Co.	32,536	946,472
Murphy Oil Corp.	72,640	4,441,210
#*Nabors Industries, Ltd.	108,128	2,252,306
*National-Oilwell, Inc.	159,200	6,525,608
Noble Energy, Inc.	66,008	4,332,105
Occidental Petroleum Corp.	308,646	23,420,058
Peabody Energy Corp.	101,888	4,033,746
#Pioneer Natural Resources Co.	43,802	1,800,700
Range Resources Corp.	59,864	2,996,193
Rowan Cos., Inc.	43,300	1,006,725
Schlumberger, Ltd.	455,987	28,362,391
#Smith International, Inc.	83,954	2,328,044
*Southwestern Energy Co.	131,140	5,715,081
Spectra Energy Corp.	245,884	4,701,302
Sunoco, Inc.	44,501	1,370,631
#Tesoro Petroleum Corp.	53,123	751,159
Valero Energy Corp.	214,231	3,877,581
Williams Cos., Inc. (The)	221,923	4,183,249
XTO Energy, Inc.	220,870	9,179,357

Total Energy		429,080,177

Financials — (12.5%)
Aflac, Inc.	177,977	7,384,266
Allstate Corp.	204,191	6,037,928
American Express Co.	452,705	15,772,242
#*American International Group, Inc.	51,230	1,722,353
Ameriprise Financial, Inc.	97,073	3,365,521
AON Corp.	104,489	4,023,871
Assurant, Inc.	44,892	1,343,618
Bank of America Corp.	3,293,490	48,019,084
Bank of New York Mellon Corp.	457,892	12,207,401
BB&T Corp.	259,467	6,203,856

4

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Capital One Financial Corp.	173,196	$6,338,974
#*CB Richard Ellis Group, Inc.	91,429	946,290
Charles Schwab Corp. (The)	362,369	6,283,478
Chubb Corp.	133,200	6,462,864
Cincinnati Financial Corp.	61,911	1,570,063
Citigroup, Inc.	4,964,744	20,305,803
CME Group, Inc.	25,287	7,652,099
Comerica, Inc.	57,526	1,596,347
Discover Financial Services	203,931	2,883,584
#*E*TRADE Financial Corp.	548,126	800,264
#Federated Investors, Inc.	33,679	884,074
Fifth Third Bancorp	302,760	2,706,674
*First Horizon National Corp.	83,228	984,587
Franklin Resources, Inc.	56,992	5,963,073
Genworth Financial, Inc.	183,187	1,945,446
Goldman Sachs Group, Inc.	194,617	33,117,975
Hartford Financial Services Group, Inc.	146,282	3,586,835
Hudson City Bancorp, Inc.	179,555	2,359,353
Huntington Bancshares, Inc.	271,933	1,036,065
#*IntercontinentalExchange, Inc.	27,853	2,790,592
Invesco, Ltd.	158,383	3,349,800
#Janus Capital Group, Inc.	69,329	909,596
JPMorgan Chase & Co.	1,497,052	62,531,862
#KeyCorp	334,444	1,802,653
#Legg Mason, Inc.	61,819	1,799,551
*Leucadia National Corp.	72,360	1,625,929
Lincoln National Corp.	115,001	2,740,474
Loews Corp.	138,469	4,583,324
#M&T Bank Corp.	31,432	1,975,501
#Marsh & McLennan Cos., Inc.	199,409	4,678,135
Marshall & Ilsley Corp.	191,909	1,020,956
*MBIA, Inc.	60,176	244,315
MetLife, Inc.	311,639	10,605,075
#Moody’s Corp.	74,662	1,767,996
Morgan Stanley	517,407	16,619,113
*NASDAQ OMX Group, Inc. (The)	54,025	975,692
Northern Trust Corp.	91,897	4,617,824
NYSE Euronext, Inc.	98,976	2,558,530
#People’s United Financial, Inc.	132,618	2,125,867
#Plum Creek Timber Co., Inc.	61,979	1,939,323
PNC Financial Services Group, Inc.	175,646	8,596,115
#Principal Financial Group, Inc.	121,412	3,040,156
*Progressive Corp.	258,329	4,133,264
Prudential Financial, Inc.	176,254	7,971,968
Regions Financial Corp.	452,320	2,189,229
*SLM Corp.	178,009	1,726,687
State Street Corp.	188,242	7,902,399
#SunTrust Banks, Inc.	189,893	3,628,855
T. Rowe Price Group, Inc.	97,500	4,751,175
#Torchmark Corp.	31,495	1,278,697
Travelers Cos., Inc. (The)	216,059	10,757,578
#U.S. Bancorp	727,850	16,900,677
Unum Group	126,162	2,516,932
Wells Fargo & Co.	1,778,388	48,941,238
XL Capital, Ltd.	130,258	2,137,534
Zions Bancorporation	48,131	681,535

Total Financials		471,920,135

Health Care — (11.7%)
Abbott Laboratories	588,498	29,760,344
Aetna, Inc.	166,166	4,325,301

5

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Health Care — (Continued)
Allergan, Inc.	117,063	$6,584,794
AmerisourceBergen Corp.	113,159	2,506,472
*Amgen, Inc.	386,571	20,770,460
Bard (C.R.), Inc.	37,160	2,789,601
Baxter International, Inc.	229,440	12,403,526
Becton Dickinson & Co.	91,131	6,229,715
*Biogen Idec, Inc.	109,961	4,632,657
*Boston Scientific Corp.	573,874	4,659,857
Bristol-Myers Squibb Co.	754,098	16,439,336
Cardinal Health, Inc.	136,924	3,880,426
*CareFusion Corp.	68,526	1,532,927
*Celgene Corp.	174,588	8,912,717
*Cephalon, Inc.	28,416	1,550,945
Cigna Corp.	103,813	2,890,154
*Coventry Health Care, Inc.	56,940	1,129,120
*DaVita, Inc.	39,590	2,099,458
#DENTSPLY International, Inc.	56,566	1,864,415
Eli Lilly & Co.	384,920	13,091,129
*Express Scripts, Inc.	104,464	8,348,763
*Forest Laboratories, Inc.	114,842	3,177,678
*Genzyme Corp.	102,900	5,206,740
*Gilead Sciences, Inc.	344,234	14,647,157
*Hospira, Inc.	61,322	2,737,414
*Humana, Inc.	64,585	2,427,104
IMS Health, Inc.	69,431	1,137,974
#*Intuitive Surgical, Inc.	14,441	3,557,540
Johnson & Johnson	1,049,083	61,948,351
*King Pharmaceuticals, Inc.	94,460	956,880
*Laboratory Corp. of America Holdings	41,227	2,840,128
*Life Technologies Corp.	67,129	3,166,475
McKesson Corp.	101,314	5,950,171
*Medco Health Solutions, Inc.	180,344	10,120,905
Medtronic, Inc.	421,338	15,041,767
#Merck & Co., Inc.	802,803	24,830,697
*Millipore Corp.	21,145	1,416,926
#*Mylan, Inc.	116,233	1,887,624
#*Patterson Cos., Inc.	35,388	903,456
PerkinElmer, Inc.	44,426	826,768
Pfizer, Inc.	3,069,869	52,279,869
Quest Diagnostics, Inc.	59,396	3,322,018
Schering-Plough Corp.	622,008	17,540,626
*St. Jude Medical, Inc.	132,469	4,514,544
Stryker Corp.	107,450	4,942,700
*Tenet Healthcare Corp.	164,825	843,904
*Thermo Fisher Scientific, Inc.	155,375	6,991,875
UnitedHealth Group, Inc.	442,510	11,483,134
#*Varian Medical Systems, Inc.	47,787	1,958,311
*Waters Corp.	36,361	2,088,212
*Watson Pharmaceuticals, Inc.	40,248	1,385,336
*WellPoint, Inc.	180,844	8,456,265
*Zimmer Holdings, Inc.	81,581	4,288,713

Total Health Care		439,279,379

Industrials — (9.2%)
3M Co.	265,836	19,557,555
Avery Dennison Corp.	42,919	1,530,062
B.F. Goodrich Co.	47,197	2,565,157
#Boeing Co.	276,538	13,218,516
Burlington Northern Santa Fe Corp.	99,669	7,507,069
#C.H. Robinson Worldwide, Inc.	64,098	3,532,441
#Caterpillar, Inc.	236,514	13,022,461

6

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
Cintas Corp.	50,021	$1,385,082
CSX Corp.	149,236	6,294,774
#Cummins, Inc.	76,823	3,307,998
#Danaher Corp.	98,591	6,726,864
Deere & Co.	161,007	7,333,869
#Dover Corp.	70,857	2,669,892
#Dun & Bradstreet Corp. (The)	20,085	1,537,708
Eaton Corp.	63,040	3,810,768
Emerson Electric Co.	286,115	10,800,841
Equifax, Inc.	48,108	1,317,197
#Expeditors International of Washington, Inc.	80,754	2,601,894
#Fastenal Co.	50,323	1,736,144
FedEx Corp.	118,899	8,642,768
*First Solar, Inc.	18,365	2,239,244
Flowserve Corp.	21,290	2,090,891
Fluor Corp.	68,471	3,041,482
General Dynamics Corp.	146,596	9,191,569
General Electric Co.	4,045,427	57,687,789
Honeywell International, Inc.	286,292	10,275,020
Illinois Tool Works, Inc.	146,604	6,732,056
#*Iron Mountain, Inc.	68,608	1,676,093
ITT Industries, Inc.	69,436	3,520,405
#*Jacobs Engineering Group, Inc.	47,170	1,994,819
L-3 Communications Holdings, Inc.	44,378	3,208,086
Lockheed Martin Corp.	122,905	8,454,635
Masco Corp.	136,740	1,606,695
#*Monster Worldwide, Inc.	47,928	695,915
Norfolk Southern Corp.	139,952	6,524,562
Northrop Grumman Corp.	121,097	6,070,593
#Paccar, Inc.	138,308	5,174,102
Pall Corp.	44,893	1,424,904
Parker Hannifin Corp.	61,106	3,236,174
Pitney Bowes, Inc.	78,820	1,931,090
Precision Castparts Corp.	53,378	5,091,194
#*Quanta Services, Inc.	79,648	1,688,538
R. R. Donnelley & Sons Co.	78,153	1,569,312
#Raytheon Co.	148,232	6,711,945
Republic Services, Inc.	122,699	3,179,131
#Robert Half International, Inc.	57,812	1,341,238
#Rockwell Automation, Inc.	54,040	2,212,938
#Rockwell Collins, Inc.	60,012	3,023,405
Ryder System, Inc.	21,300	863,715
Southwest Airlines Co.	282,254	2,370,934
#*Stericycle, Inc.	32,377	1,695,583
#Textron, Inc.	102,873	1,829,082
Union Pacific Corp.	191,978	10,585,667
United Parcel Service, Inc.	378,570	20,321,638
United Technologies Corp.	358,323	22,018,948
#W.W. Grainger, Inc.	23,822	2,232,836
#Waste Management, Inc.	187,557	5,604,203

Total Industrials		348,215,491

Information Technology — (17.5%)
#*Adobe Systems, Inc.	199,856	6,583,257
#*Advanced Micro Devices, Inc.	213,484	982,026
*Affiliated Computer Services, Inc. Class A	37,170	1,936,185
*Agilent Technologies, Inc.	131,377	3,250,267
#*Akamai Technologies, Inc.	65,629	1,443,838
Altera Corp.	111,990	2,216,282
#Amphenol Corp.	65,255	2,618,031
Analog Devices, Inc.	110,986	2,844,571

7

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Apple, Inc.	341,019	$64,282,082
Applied Materials, Inc.	507,718	6,194,160
*Autodesk, Inc.	87,454	2,180,228
Automatic Data Processing, Inc.	191,159	7,608,128
*BMC Software, Inc.	70,040	2,602,686
*Broadcom Corp.	164,237	4,370,347
CA, Inc.	151,544	3,170,300
#*Ciena Corp.	34,849	408,779
*Cisco Sytems, Inc.	2,195,717	50,172,133
*Citrix Systems, Inc.	69,681	2,561,474
*Cognizant Technology Solutions Corp.	111,619	4,314,074
*Computer Sciences Corp.	57,749	2,928,452
*Compuware Corp.	90,425	638,401
*Convergys Corp.	46,766	507,411
#Corning, Inc.	591,800	8,646,198
*Dell, Inc.	655,130	9,492,834
*eBay, Inc.	427,370	9,517,530
*Electronic Arts, Inc.	123,158	2,246,402
*EMC Corp.	769,753	12,677,832
Fidelity National Information Services, Inc.	118,567	2,580,018
*Fiserv, Inc.	58,769	2,695,734
*FLIR Systems, Inc.	57,665	1,603,664
*Google, Inc.	91,589	49,102,695
Harris Corp.	49,895	2,081,619
Hewlett-Packard Co.	902,618	42,838,250
Intel Corp.	2,131,047	40,724,308
International Business Machines Corp.	499,027	60,187,646
*Intuit, Inc.	122,984	3,575,145
Jabil Circuit, Inc.	70,197	939,236
*JDS Uniphase Corp.	82,608	461,779
#*Juniper Networks, Inc.	199,558	5,090,725
#KLA-Tencor Corp.	64,969	2,112,142
#*Lexmark International, Inc.	29,727	758,038
#Linear Technology Corp.	84,622	2,190,017
*LSI Corp.	248,171	1,270,636
MasterCard, Inc. Class A	36,526	7,999,925
*McAfee, Inc.	59,842	2,506,183
*MEMC Electronic Materials, Inc.	85,101	1,056,954
#Microchip Technology, Inc.	69,645	1,668,694
*Micron Technology, Inc.	322,377	2,188,940
Microsoft Corp.	2,951,141	81,835,140
#Molex, Inc.	51,741	966,004
Motorola, Inc.	873,799	7,488,457
#National Semiconductor Corp.	89,101	1,152,967
*NetApp, Inc.	128,047	3,463,671
*Novell, Inc.	132,018	539,954
*Novellus Systems, Inc.	37,149	764,526
*Nvidia Corp.	208,536	2,494,091
Oracle Corp.	1,486,799	31,371,459
#Paychex, Inc.	122,300	3,474,543
*QLogic Corp.	44,958	788,563
QUALCOMM, Inc.	632,808	26,204,579
*Red Hat, Inc.	71,570	1,847,222
#*Salesforce.com, Inc.	41,539	2,357,338
*Sandisk Corp.	86,436	1,770,209
*Sun Microsystems, Inc.	286,790	2,345,942
*Symantec Corp.	310,065	5,450,943
*Tellabs, Inc.	150,815	907,906
*Teradata Corp.	65,400	1,823,352
#*Teradyne, Inc.	66,456	556,237
Texas Instruments, Inc.	480,199	11,260,667

8

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
Total System Services, Inc.	75,049	$1,198,533
#*VeriSign, Inc.	73,421	1,674,733
*Western Digital Corp.	85,533	2,880,751
Western Union Co.	267,065	4,852,571
Xerox Corp.	330,841	2,487,924
#Xilinx, Inc.	105,073	2,285,338
*Yahoo!, Inc.	454,106	7,220,285

Total Information Technology		661,490,161

Materials — (3.1%)
Air Products & Chemicals, Inc.	79,974	6,168,395
Airgas, Inc.	31,087	1,379,019
AK Steel Holding Corp.	41,643	660,874
#Alcoa, Inc.	370,924	4,606,876
Allegheny Technologies, Inc.	37,334	1,152,127
#Ball Corp.	35,828	1,767,395
Bemis Co., Inc.	41,111	1,061,897
CF Industries Holdings, Inc.	18,088	1,505,826
Dow Chemical Co.	435,353	10,222,088
du Pont (E.I.) de Nemours & Co.	343,985	10,945,603
Eastman Chemical Co.	27,662	1,452,532
#Ecolab, Inc.	90,154	3,963,170
FMC Corp.	27,596	1,410,156
Freeport-McMoRan Copper & Gold, Inc. Class B	156,762	11,500,060
#International Flavors & Fragrances, Inc.	30,070	1,145,366
International Paper Co.	164,743	3,675,416
MeadWestavco Corp.	65,139	1,487,123
Monsanto Co.	207,818	13,961,213
Newmont Mining Corp.	186,532	8,106,681
Nucor Corp.	119,789	4,773,592
*Owens-Illinois, Inc.	64,099	2,043,476
*Pactiv Corp.	50,236	1,159,949
PPG Industries, Inc.	62,777	3,542,506
Praxair, Inc.	116,791	9,277,877
Sealed Air Corp.	60,443	1,162,319
#Sigma-Aldrich Corp.	46,372	2,408,098
#*Titanium Metals Corp.	32,306	277,832
#United States Steel Corp.	54,560	1,881,774
#Vulcan Materials Co.	47,580	2,190,107
#Weyerhaeuser Co.	80,459	2,923,880

Total Materials		117,813,227

Real Estate Investment Trusts — (1.0%)
#Apartment Investment & Management Co. Class A	44,555	550,254
#AvalonBay Communities, Inc.	30,429	2,092,907
Boston Properties, Inc.	52,756	3,205,982
#Equity Residential	104,297	3,012,097
#HCP, Inc.	111,576	3,301,534
#Health Care REIT, Inc.	45,638	2,024,958
Host Marriott Corp.	229,891	2,324,198
#Kimco Realty Corp.	143,275	1,810,996
#ProLogis	168,564	1,909,830
#Public Storage	51,624	3,799,526
Simon Property Group, Inc.	107,758	7,315,691
#Ventas, Inc.	59,591	2,391,387
Vornado Realty Trust	59,432	3,539,770

Total Real Estate Investment Trusts		37,279,130

Telecommunication Services — (2.8%)
*American Tower Corp.	150,228	5,531,395

9

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Telecommunication Services — (Continued)
AT&T, Inc.	2,246,012	$57,655,128
CenturyTel, Inc.	113,161	3,673,206
Frontier Communications Corp.	118,909	852,578
#*MetroPCS Communications, Inc.	99,201	618,022
#Qwest Communications International, Inc.	564,344	2,025,995
*Sprint Nextel Corp.	1,094,778	3,240,543
Verizon Communications, Inc.	1,081,364	31,997,561
Windstream Corp.	166,246	1,602,611

Total Telecommunication Services		107,197,039

Utilities — (3.4%)
*AES Corp.	253,916	3,318,682
Allegheny Energy, Inc.	64,518	1,472,301
#Ameren Corp.	88,840	2,162,366
American Electric Power Co., Inc.	181,504	5,485,051
CenterPoint Energy, Inc.	147,094	1,853,384
#CMS Energy Corp.	87,144	1,159,015
#Consolidated Edison, Inc.	104,681	4,258,423
Constellation Energy Group, Inc.	76,375	2,361,515
#Dominion Resources, Inc.	226,600	7,724,794
#DTE Energy Co.	62,611	2,315,355
Duke Energy Corp.	493,637	7,809,337
#*Dynegy, Inc.	192,997	385,994
Edison International, Inc.	124,029	3,946,603
Entergy Corp.	74,534	5,718,248
EQT Corp.	49,832	2,085,968
Exelon Corp.	250,898	11,782,170
FirstEnergy Corp.	116,044	5,022,384
FPL Group, Inc.	156,635	7,690,778
#Integrys Energy Group, Inc.	29,092	1,006,583
#Nicor, Inc.	17,215	638,332
NiSource, Inc.	104,816	1,354,223
Northeast Utilities, Inc.	66,726	1,538,034
Pepco Holdings, Inc.	84,062	1,255,046
PG&E Corp.	141,113	5,770,111
Pinnacle West Capital Corp.	38,525	1,206,603
PPL Corp.	143,356	4,220,401
Progress Energy, Inc.	106,323	3,990,302
*Public Service Enterprise Group, Inc.	192,617	5,739,987
Questar Corp.	66,325	2,642,388
SCANA Corp.	41,976	1,420,468
Sempra Energy	93,395	4,805,173
Southern Co.	303,041	9,451,849
#TECO Energy, Inc.	81,368	1,166,817
#Wisconsin Energy Corp.	44,506	1,943,577
#Xcel Energy, Inc.	173,485	3,268,457

Total Utilities		127,970,719

TOTAL COMMON STOCKS		3,473,360,717

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $25,855,000, FNMA 6.50%, 06/25/39 valued at $27,826,444) to be repurchased at $27,414,434	$27,414	27,414,000

10

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (7.2%)
§@DFA Short Term Investment Fund LP	269,088,352	$269,088,352
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,507,470 FHLMC 5.793%(r), 01/01/37, valued at $1,408,594) to be repurchased at $1,367,576	$1,368	1,367,567

TOTAL SECURITIES LENDING COLLATERAL		270,455,919

TOTAL INVESTMENTS — (100.0%) (Cost $3,544,033,089)		$3,771,230,636

See accompanying Notes to Financial Statements.

11

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
COMMON STOCKS — (93.1%)
Consumer Discretionary — (15.5%)
#*AutoNation, Inc.	307,114	$5,294,645
Carnival Corp.	2,624,598	76,428,294
CBS Corp.	4,758	56,144
CBS Corp. Class B	3,870,469	45,555,420
#*Clear Channel Outdoor Holdings, Inc.	94,100	641,762
Comcast Corp. Class A	11,512,642	166,933,309
Comcast Corp. Special Class A	3,396,043	47,612,523
#*Discovery Communications, Inc. (25470F104)	584,895	16,084,612
*Discovery Communications, Inc. (25470F302)	563,115	13,526,022
#Disney (Walt) Co.	4,577,802	125,294,441
#*Expedia, Inc.	1,028,174	23,308,705
Fortune Brands, Inc.	669,010	26,057,940
#J.C. Penney Co., Inc.	815,260	27,009,564
#Lennar Corp. Class A	180,100	2,269,260
#*Liberty Global, Inc. Class A	529,579	10,872,257
#*Liberty Global, Inc. Series C	383,654	7,895,599
*Liberty Media Corp. Entertainment Class A	2,954,309	91,051,803
*Liberty Media Corp. Interactive Class A	3,585,265	40,656,905
#Macy’s, Inc.	1,848,030	32,469,887
*MGM Mirage	149,600	1,386,792
#*Mohawk Industries, Inc.	392,417	16,807,220
News Corp. Class A	5,810,104	66,932,398
#News Corp. Class B	2,307,061	31,376,030
#*Royal Caribbean Cruises, Ltd.	663,875	13,430,191
#*Sears Holdings Corp.	539,227	36,591,944
*Ticketmaster Entertainment, Inc.	73,729	711,485
Time Warner Cable, Inc.	1,980,956	78,128,905
Time Warner, Inc.	6,114,193	184,159,493
#*Toll Brothers, Inc.	904,000	15,657,280
Washington Post Co.	24,866	10,742,112
Wendy’s/Arby’s Group, Inc.	834,900	3,297,855
#Whirlpool Corp.	322,215	23,067,372
#Wyndham Worldwide Corp.	419,361	7,150,105

Total Consumer Discretionary		1,248,458,274

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	1,723,060	51,898,567
#Bunge, Ltd.	245,372	14,000,926
*Constellation Brands, Inc. Class A	855,902	13,540,370
Corn Products International, Inc.	428,526	12,075,863
CVS Caremark Corp.	4,840,631	170,874,274
Del Monte Foods Co.	150,209	1,622,257
J.M. Smucker Co.	526,102	27,741,358
Kraft Foods, Inc.	2,137,904	58,835,118
Molson Coors Brewing Co.	757,690	37,104,079
PepsiAmericas, Inc.	521,775	15,256,701
*Ralcorp Holdings, Inc.	79,900	4,290,630
Safeway, Inc.	1,005,594	22,454,914
SUPERVALU, Inc.	1,327,679	21,070,266
#Tyson Foods, Inc. Class A	1,926,959	24,125,527

Total Consumer Staples		474,890,850

Energy — (13.0%)
Anadarko Petroleum Corp.	2,760,568	168,201,408
BJ Services Co.	567,800	10,901,760
Cabot Oil & Gas Corp.	214,857	8,265,549
#Chesapeake Energy Corp.	2,647,458	64,862,721
#Cimarex Energy Co.	368,647	14,436,217

12

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Energy — (Continued)
ConocoPhillips	5,213,766	$261,626,778
ENSCO International, Inc.	614,773	28,150,456
#Helmerich & Payne, Inc.	470,183	17,876,358
Hess Corp.	624,400	34,179,656
Marathon Oil Corp.	3,280,335	104,872,310
#*Nabors Industries, Ltd.	649,438	13,527,794
*National-Oilwell, Inc.	1,160,300	47,560,697
Noble Energy, Inc.	464,500	30,485,135
#Patterson-UTI Energy, Inc.	419,900	6,542,042
#Pioneer Natural Resources Co.	650,933	26,759,856
*Plains Exploration & Production Co.	345,600	9,158,400
*Pride International, Inc.	644,204	19,042,670
Rowan Cos., Inc.	456,566	10,615,160
#Smith International, Inc.	631,653	17,515,738
Sunoco, Inc.	155,000	4,774,000
#Tesoro Petroleum Corp.	321,700	4,548,838
#Tidewater, Inc.	273,715	11,405,704
Valero Energy Corp.	1,735,295	31,408,840
#*Whiting Petroleum Corp.	120,503	6,796,369
XTO Energy, Inc.	2,156,495	89,623,932

Total Energy		1,043,138,388

Financials — (29.1%)
*Allegheny Corp.	36,844	9,211,000
Allied World Assurance Co. Holdings, Ltd.	45,300	2,027,628
Allstate Corp.	2,596,315	76,773,035
American Financial Group, Inc.	689,393	16,959,068
#American National Insurance Co.	92,588	7,730,172
#*AmeriCredit Corp.	88,688	1,565,343
Ameriprise Financial, Inc.	283,766	9,838,167
*Arch Capital Group, Ltd.	57,368	3,864,882
Aspen Insurance Holdings, Ltd.	176,521	4,554,242
Assurant, Inc.	294,109	8,802,682
Axis Capital Holdings, Ltd.	305,766	8,833,580
Bank of America Corp.	16,675,426	243,127,711
Bank of New York Mellon Corp.	1,972,678	52,591,595
#BB&T Corp.	273,886	6,548,614
#Capital One Financial Corp.	1,815,684	66,454,034
Chubb Corp.	1,669,873	81,022,238
Cincinnati Financial Corp.	990,152	25,110,255
Citigroup, Inc.	19,573,191	80,054,351
#City National Corp.	60,935	2,295,421
CME Group, Inc.	203,881	61,696,429
#*CNA Financial Corp.	1,676,585	36,499,255
#Comerica, Inc.	630,208	17,488,272
Discover Financial Services	1,976,830	27,952,376
Endurance Specialty Holdings, Ltd.	7,900	284,321
#Everest Re Group, Ltd.	181,300	15,861,937
Fidelity National Financial, Inc.	945,859	12,835,307
Fifth Third Bancorp	2,042,900	18,263,526
First American Corp.	567,231	17,238,150
*First Horizon National Corp.	631,085	7,465,736
First Niagara Financial Group, Inc.	100,726	1,293,322
Genworth Financial, Inc.	1,169,100	12,415,842
Hanover Insurance Group, Inc.	304,654	12,813,747
Hartford Financial Services Group, Inc.	1,483,798	36,382,727
#HCC Insurance Holdings, Inc.	468,789	12,371,342
Huntington Bancshares, Inc.	726,500	2,767,965
Invesco, Ltd.	752,003	15,904,863
JPMorgan Chase & Co.	7,983,370	333,465,365
KeyCorp	1,129,300	6,086,927

13

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#Legg Mason, Inc.	433,647	$12,623,464
Lincoln National Corp.	1,331,373	31,726,619
#Loews Corp.	2,592,160	85,800,496
#M&T Bank Corp.	474,420	29,817,297
#*Markel Corp.	7,885	2,544,490
Marshall & Ilsley Corp.	221,900	1,180,508
#Mercury General Corp.	171,128	6,239,327
MetLife, Inc.	4,663,914	158,712,993
#Morgan Stanley	3,619,297	116,251,820
*NASDAQ OMX Group, Inc. (The)	200,000	3,612,000
#New York Community Bancorp, Inc.	2,039,500	22,026,600
NYSE Euronext, Inc.	1,013,866	26,208,436
#Old Republic International Corp.	1,432,884	15,303,201
PartnerRe, Ltd.	90,832	6,946,831
People’s United Financial, Inc.	252,479	4,047,238
PNC Financial Services Group, Inc.	1,190,568	58,266,398
Prudential Financial, Inc.	1,918,000	86,751,140
#Raymond James Financial, Inc.	35,371	835,109
Regions Financial Corp.	1,100,600	5,326,904
Reinsurance Group of America, Inc.	509,512	23,488,503
RenaissanceRe Holdings, Ltd.	106,328	5,582,220
#SunTrust Banks, Inc.	1,508,760	28,832,404
Transatlantic Holdings, Inc.	295,249	14,910,074
Travelers Cos., Inc. (The)	3,328,076	165,704,904
Unum Group	1,898,589	37,876,851
#W. R. Berkley Corp.	667,640	16,504,061
#Wesco Financial Corp.	19,877	6,519,656
White Mountains Insurance Group, Ltd.	30,224	9,374,578

Total Financials		2,339,465,549

Health Care — (5.1%)
Aetna, Inc.	1,077,768	28,054,301
*Boston Scientific Corp.	4,237,207	34,406,121
Cardinal Health, Inc.	380,120	10,772,601
*CareFusion Corp.	164,010	3,668,904
#*Community Health Systems, Inc.	370,974	11,604,067
*Coventry Health Care, Inc.	343,613	6,813,846
#*Hologic, Inc.	697,338	10,306,656
*Humana, Inc.	283,046	10,636,869
*Inverness Medical Innovations, Inc.	223,740	8,504,357
*King Pharmaceuticals, Inc.	1,215,010	12,308,051
#Omnicare, Inc.	582,523	12,623,273
#PerkinElmer, Inc.	424,381	7,897,730
Teleflex, Inc.	52,080	2,590,980
*Thermo Fisher Scientific, Inc.	1,056,245	47,531,025
UnitedHealth Group, Inc.	2,406,388	62,445,769
*Watson Pharmaceuticals, Inc.	631,400	21,732,788
*WellPoint, Inc.	2,580,122	120,646,505

Total Health Care		412,543,843

Industrials — (13.7%)
#*AGCO Corp.	126,940	3,568,283
Burlington Northern Santa Fe Corp.	1,930,415	145,398,858
#CSX Corp.	2,287,204	96,474,265
#Eaton Corp.	395,650	23,917,042
#FedEx Corp.	599,693	43,591,684
General Electric Co.	18,139,800	258,673,548
#*Hertz Global Holdings, Inc.	820,911	7,642,681
#Ingersoll-Rand P.L.C.	635,764	20,083,785
#*Kansas City Southern	206,873	5,012,533
#Masco Corp.	1,592,858	18,716,082

14

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
Norfolk Southern Corp.	2,186,220	$101,921,576
#Northrop Grumman Corp.	1,926,678	96,584,368
#Pentair, Inc.	341,927	9,950,076
R. R. Donnelley & Sons Co.	920,372	18,481,070
Republic Services, Inc.	548,028	14,199,405
#Ryder System, Inc.	319,005	12,935,653
Southwest Airlines Co.	4,297,932	36,102,629
SPX Corp.	50,000	2,639,000
Timken Co.	217,642	4,794,653
Tyco International, Ltd.	336,967	11,305,243
Union Pacific Corp.	2,835,808	156,366,453
*URS Corp.	356,821	13,866,064

Total Industrials		1,102,224,951

Information Technology — (3.3%)
*Activision Blizzard, Inc.	1,656,656	17,941,584
*Arrow Electronics, Inc.	505,000	12,796,700
*Avnet, Inc.	860,267	21,317,416
AVX Corp.	179,574	2,032,778
*Computer Sciences Corp.	946,932	48,018,922
Fidelity National Information Services, Inc.	935,123	20,348,276
*IAC/InterActiveCorp.	815,025	15,436,574
*Ingram Micro, Inc.	969,555	17,112,646
#*Micron Technology, Inc.	3,863,757	26,234,910
*Sandisk Corp.	606,339	12,417,823
*Tellabs, Inc.	1,931,218	11,625,932
Tyco Electronics, Ltd.	1,547,828	32,891,345
#Xerox Corp.	3,910,956	29,410,389

Total Information Technology		267,585,295

Materials — (3.6%)
#Alcoa, Inc.	4,317,440	53,622,605
Ashland, Inc.	160,300	5,536,762
Commercial Metals Co.	104,500	1,550,780
#Dow Chemical Co.	3,993,594	93,769,587
#International Paper Co.	1,909,245	42,595,256
MeadWestavco Corp.	1,023,001	23,355,113
Reliance Steel & Aluminum Co.	300,700	10,969,536
Steel Dynamics, Inc.	52,700	705,653
#United States Steel Corp.	346,600	11,954,234
#Weyerhaeuser Co.	1,105,551	40,175,723

Total Materials		284,235,249

Telecommunication Services — (3.4%)
#AT&T, Inc.	8,438,300	216,611,161
#*Sprint Nextel Corp.	9,790,408	28,979,608
Telephone & Data Systems, Inc.	309,373	9,163,628
Telephone & Data Systems, Inc. Special Shares	174,000	4,802,400
*United States Cellular Corp.	264,225	9,673,277
Verizon Communications, Inc.	26	769

Total Telecommunication Services		269,230,843

Utilities — (0.5%)
*AES Corp.	528,748	6,910,736
*Calpine Corp.	989,786	11,125,195
#*Mirant Corp.	321,125	4,489,328
*NRG Energy, Inc.	103,100	2,370,269
*Public Service Enterprise Group, Inc.	62,200	1,853,560
Questar Corp.	207,166	8,253,493

15

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Utilities — (Continued)
*RRI Energy, Inc.	834,099	$4,395,702

Total Utilities		39,398,283

TOTAL COMMON STOCKS		7,481,171,525

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $39,850,000 FNMA 6.50%, 6/25/39, valued at $42,888,563) to be repurchased at $42,250,669	$42,250	42,250,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.4%)
§@DFA Short Term Investment Fund LP	512,733,772	512,733,772
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $3,853,074 FHLMC 5.793%(r), 01/01/37 & 5.945%(r), 07/01/37, valued at $2,684,003) to be repurchased at $2,605,845	$2,606	2,605,828

TOTAL SECURITIES LENDING COLLATERAL		515,339,600

TOTAL INVESTMENTS — (100.0%) (Cost $6,877,390,667)		$8,038,761,125

See accompanying Notes to Financial Statements.

16

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
#*Alumina, Ltd. Sponsored ADR	87,059	$503,201
Amcor, Ltd.	2,026,464	10,435,306
Amcor, Ltd. Sponsored ADR	77,103	1,570,588
Australia & New Zealand Banking Group, Ltd.	3,343,351	68,191,374
#Bendigo Bank, Ltd.	238,547	1,933,236
BlueScope Steel, Ltd.	2,708,973	7,179,189
#Boral, Ltd.	1,212,600	6,185,111
#*Caltex Australia, Ltd.	265,507	2,407,251
#Crown, Ltd.	726,400	5,287,521
CSR, Ltd. (6238645)	2,438,600	4,147,596
CSR, Ltd. (B58VXV1)	426,755	739,474
#Downer EDI, Ltd.	480,526	3,657,956
#Fairfax Media, Ltd.	2,908,662	4,122,034
Goodman Fielder, Ltd.	2,376,765	3,409,367
Harvey Norman Holdings, Ltd.	113,157	400,883
*Incitec Pivot, Ltd.	2,357,913	5,500,234
Insurance Australia Group, Ltd.	2,620,594	8,815,390
Lend Lease Corp., Ltd.	629,285	5,216,216
#Macquarie Group, Ltd.	410,696	17,986,733
National Australia Bank, Ltd.	2,465,437	65,140,887
OneSteel, Ltd.	1,673,037	4,542,208
Origin Energy, Ltd.	167,471	2,401,339
*OZ Minerals, Ltd.	3,889,713	4,067,350
Qantas Airways, Ltd.	2,226,972	5,537,350
#Sims Metal Management, Ltd.	90,490	1,595,361
Suncorp-Metway, Ltd.	2,617,468	20,473,493
TABCORP Holdings, Ltd.	1,277,891	8,151,750
Tatts Group, Ltd.	1,434,845	3,177,050
#Toll Holdings, Ltd.	69,091	523,719
#Washington H. Soul Pattinson & Co., Ltd.	113,801	1,362,176
Wesfarmers, Ltd.	1,898,047	47,362,464

TOTAL AUSTRALIA		322,023,807

AUSTRIA — (0.5%)
#Erste Group Bank AG	303,609	12,205,974
OMV AG	383,710	15,812,244
Voestalpine AG	180,281	6,164,525

TOTAL AUSTRIA		34,182,743

BELGIUM — (0.5%)
Delhaize Group SA	201,237	13,670,396
#Delhaize Group SA Sponsored ADR	52,900	3,586,620
#*KBC Groep NV	78,843	3,375,020
Solvay SA	55,827	5,482,055
#UCB SA	278,888	11,905,862

TOTAL BELGIUM		38,019,953

CANADA — (7.6%)
Astral Media, Inc. Class A	40,138	1,188,505
#Bank of Montreal	764,416	35,364,969
Barrick Gold Corp.	375,441	13,518,027
BCE, Inc.	651,325	15,584,127
Canadian Pacific Railway, Ltd.	427,751	18,540,291
#Canadian Tire Corp. Class A	166,647	8,422,831
*CGI Group, Inc.	400,789	4,896,660
#Empire Co., Ltd. Class A	65,500	2,602,324
EnCana Corp.	671,498	37,234,767
Ensign Energy Services, Inc.	128,319	1,840,498

17

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
CANADA — (Continued)
Fairfax Financial Holdings, Inc.	46,500	$16,633,940
#George Weston, Ltd.	109,600	5,587,113
Gerdau Ameristeel Corp.	403,761	2,746,343
Goldcorp, Inc.	442,407	16,264,452
Industrial Alliance Insurance & Financial Services, Inc.	140,300	3,601,991
Inmet Mining Corp.	87,300	4,626,202
Intact Financial Corp.	128,700	3,913,156
Loblaw Cos., Ltd.	184,013	5,077,980
Magna International, Inc. Class A	243,268	9,602,122
Manitoba Telecom Services, Inc.	40,500	1,175,643
#Manulife Financial Corp.	2,074,478	38,918,630
Metro, Inc. Class A	137,300	4,282,496
National Bank of Canada	135,767	7,075,367
Onex Corp.	110,200	2,486,005
*Sino-Forest Corp.	278,730	3,923,162
#Sun Life Financial, Inc.	1,262,400	34,918,564
Suncor Energy, Inc.	1,020,281	33,869,501
Talisman Energy, Inc.	1,787,820	30,500,584
*Teck Resources, Ltd. Class B	1,418,230	41,168,712
#Thomson Reuters Corp.	1,832,184	58,281,755
#Toronto Dominion Bank	944,998	53,867,637
TransCanada Corp.	292,621	8,967,527
#*Viterra, Inc.	460,598	4,384,418
Yamana Gold, Inc.	1,625,161	17,242,131

TOTAL CANADA		548,308,430

DENMARK — (1.1%)
A.P. Moller - Maersk A.S.	3,478	23,747,910
Carlsberg A.S. Series B	277,074	19,425,578
#Danisco A.S.	107,780	6,721,474
*Danske Bank A.S.	965,053	22,163,991
*Jyske Bank A.S.	93,150	3,476,738
#*Sydbank A.S.	60,841	1,488,032

TOTAL DENMARK		77,023,723

FINLAND — (0.6%)
Kesko Oyj	152,447	5,073,299
Sampo Oyj	503,782	12,058,152
Stora Enso Oyj Series R	1,183,538	8,958,178
Stora Enso Oyj Sponsored ADR	91,500	689,910
#UPM-Kymmene Oyj	1,070,295	12,845,032
UPM-Kymmene Oyj Sponsored ADR	69,300	826,749

TOTAL FINLAND		40,451,320

FRANCE — (8.3%)
#*Air France-KLM SA	320,673	4,916,514
#AXA SA	2,818,397	70,093,978
#AXA SA Sponsored ADR	140,900	3,494,320
BNP Paribas SA	913,891	68,847,185
Capgemini SA	259,094	12,002,899
#Casino Guichard Perrachon SA	93,798	7,453,321
Ciments Francais SA	26,702	2,909,965
CNP Assurances SA	72,302	6,986,719
#Compagnie de Saint-Gobain SA	846,142	41,232,265
Compagnie Generale des Establissements Michelin SA Series B	218,195	16,163,226
Credit Agricole SA	1,845,722	35,355,091
#European Aeronautic Defence & Space Co. EADS NV	968,650	18,138,440
France Telecom SA	690,822	17,117,707
*GDF Suez SA	100,344	4,195,124
#Lafarge SA	467,217	37,923,901

18

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
FRANCE — (Continued)
Lagardere SCA	238,722	$10,785,307
#*Peugeot SA	325,797	10,612,551
PPR SA	161,317	17,580,856
#*Renault SA	500,084	22,379,134
Safran SA	312,438	5,040,487
#Schneider Electric SA	311,215	32,362,873
SCOR SE	193,766	4,931,514
#Societe Generale Paris SA	913,312	60,662,002
#STMicroelectronics NV	1,542,301	12,377,343
Vivendi SA	2,686,677	74,534,678

TOTAL FRANCE		598,097,400

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808
Allianz SE Sponsored ADR	2,834,240	32,168,624
#Bayerische Motoren Werke AG	915,762	44,797,554
#*Commerzbank AG	1,089,462	11,355,014
#Daimler AG (5529027)	1,684,003	81,364,327
#Daimler AG (D1668R123)	404,583	19,513,038
#Deutsche Bank AG (5750355)	774,190	56,245,973
#Deutsche Bank AG (D18190898)	128,363	9,194,642
#Deutsche Lufthansa AG	464,311	7,169,646
#*Deutsche Postbank AG	14,003	434,041
#Deutsche Telekom AG	2,621,866	35,693,819
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891
E.ON AG	545,840	20,855,107
#Fraport AG	41,329	1,945,832
Generali Deutschland Holding AG	33,484	3,149,955
#*Hannover Rueckversicherung AG	110,141	4,994,555
Heidelberger Zement AG	58,318	3,475,436
Hochtief AG	8,774	656,241
#Linde AG	133,956	13,925,660
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351
Porsche Automobil Holding SE	190,907	14,602,883
*Salzgitter AG	79,216	7,128,508
SCA Hygiene Products SE	3,195	1,522,487
#ThyssenKrupp AG	409,120	13,148,388
#*TUI AG	265,715	1,840,362

TOTAL GERMANY		535,465,142

GREECE — (0.3%)
*Agricultural Bank of Greece S.A.	285,278	808,603
*Alpha Bank A.E.	214,210	4,129,970
*EFG Eurobank Ergasias S.A.	61,225	969,817
Hellenic Petroleum S.A.	355,700	4,311,585
Marfin Investment Group S.A.	323,492	1,288,925
#National Bank of Greece S.A. ADR	619,230	4,501,802
*Piraeus Bank S.A.	174,541	3,009,200

TOTAL GREECE		19,019,902

HONG KONG — (2.7%)
*Cathay Pacific Airways, Ltd.	2,498,000	4,047,441
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708
*Dah Sing Financial Holdings, Ltd.	176,400	995,902
Great Eagle Holdings, Ltd.	471,721	1,232,322
Hang Lung Group, Ltd.	1,737,000	8,795,011
Henderson Land Development Co., Ltd.	1,995,000	14,116,669
Hong Kong & Shanghai Hotels, Ltd.	1,164,505	1,666,562
Hopewell Holdings, Ltd.	1,129,000	3,587,647
Hutchison Whampoa, Ltd.	5,568,000	39,081,157

19

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
Hysan Development Co., Ltd.	1,029,302	$3,020,220
New World Development Co., Ltd.	4,135,660	8,891,315
Pacific Basin Shipping, Ltd.	301,000	221,579
#Sino Land Co., Ltd.	2,559,315	4,900,059
Sinotrans Shipping, Ltd.	1,275,000	572,602
Sun Hung Kai Properties, Ltd.	2,274,000	34,337,122
Wharf Holdings, Ltd.	3,509,740	19,030,072
Wheelock & Co., Ltd.	3,482,000	11,231,223
Wheelock Properties, Ltd.	1,565,000	1,085,874

TOTAL HONG KONG		197,933,485

IRELAND — (0.0%)
CRH P.L.C. Sponsored ADR	2,341	57,893

ITALY — (2.9%)
Banca Monte Dei Paschi di Siena SpA	5,698,737	10,828,144
Banca Popolare di Milano Scarl	982,340	7,308,954
*Banco Popolare Scarl	426,228	3,702,705
#*Fiat SpA	443,245	6,598,916
Fondiaria - SAI SpA	167,605	3,054,740
#*Intesa Sanpaolo SpA	11,201,860	47,142,793
#Italcementi SpA	273,413	3,935,555
Telecom Italia SpA	5,476,933	8,700,840
#Telecom Italia SpA Sponsored ADR	1,874,500	29,729,570
*UniCredito SpA	19,413,366	65,038,767
Unione di Banche Italiane ScpA	1,533,872	21,909,611
#*Unipol Gruppo Finanziario SpA	1,822,774	2,642,839

TOTAL ITALY		210,593,434

JAPAN — (11.7%)
#77 Bank, Ltd. (The)	737,372	4,243,571
#*AEON Co., Ltd.	1,607,900	14,341,543
Aisin Seiki Co., Ltd.	282,500	7,182,732
Ajinomoto Co., Inc.	1,130,000	10,605,762
Amada Co., Ltd.	631,000	3,860,332
Aoyama Trading Co., Ltd.	105,500	1,690,680
*Aozora Bank, Ltd.	943,000	1,114,962
Asahi Glass Co., Ltd.	1,414,000	11,912,693
#Asatsu-DK, Inc.	32,500	640,929
Awa Bank, Ltd. (The)	65,600	341,777
Bank of Iwate, Ltd. (The)	19,600	1,161,271
Bank of Kyoto, Ltd. (The)	353,400	3,206,866
Bridgestone Corp.	807,000	13,308,004
Canon Marketing Japan, Inc.	124,900	2,023,563
#Chiba Bank, Ltd. (The)	823,000	5,075,357
Chudenko Corp.	41,100	608,129
Chugoku Bank, Ltd. (The)	240,800	3,251,522
Citizen Holdings Co., Ltd.	377,500	2,124,119
#Coca-Cola West Co., Ltd.	90,707	1,684,922
Comsys Holdings Corp.	149,000	1,472,604
Cosmo Oil Co., Ltd.	1,085,364	2,851,115
Credit Saison Co., Ltd.	168,300	1,881,426
Dai Nippon Printing Co., Ltd.	1,348,000	16,889,628
Daicel Chemical Industries, Ltd.	515,000	3,109,942
#Daido Steel Co., Ltd.	398,000	1,354,628
Daishi Bank, Ltd. (The)	573,932	2,090,712
Daiwa House Industry Co., Ltd.	916,000	9,786,139
#Dentsu, Inc.	52,700	1,129,049
DIC Corp.	596,000	975,467
*Elpida Memory, Inc.	39,200	512,150
*Fuji Electric Holdings Co., Ltd.	181,780	337,791

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
*Fuji Heavy Industries, Ltd.	1,286,000	$5,025,424
*Fuji Television Network, Inc.	555	815,489
FUJIFILM Holdings Corp.	1,257,700	35,755,504
Fujikura, Ltd.	609,000	2,936,354
Fukuoka Financial Group, Inc.	1,446,000	5,287,134
Glory, Ltd.	75,400	1,659,103
Gunma Bank, Ltd. (The)	585,397	3,049,802
#H2O Retailing Corp.	198,000	1,203,406
Hachijuni Bank, Ltd. (The)	993,231	5,876,067
#Hakuhodo Dy Holdings, Inc.	29,940	1,503,793
Higo Bank, Ltd. (The)	376,000	2,225,776
*Hino Motors, Ltd.	217,000	802,194
Hitachi Chemical Co., Ltd.	6,300	125,072
Hitachi High-Technologies Corp.	35,600	589,672
#Hitachi Transport System, Ltd.	111,000	1,455,965
*Hitachi, Ltd.	6,574,000	21,226,498
*Hitachi, Ltd. Sponsored ADR	144,840	4,653,709
Hokkoku Bank, Ltd. (The)	435,409	1,708,616
#House Foods Corp.	117,000	1,863,018
Hyakugo Bank, Ltd. (The)	475,028	2,271,711
Hyakujishi Bank, Ltd. (The)	329,000	1,355,835
#Idemitsu Kosan Co., Ltd.	46,924	3,441,084
#Isetan Mitsukoshi Holdings, Ltd.	705,700	6,763,322
*Isuzu Motors, Ltd.	1,099,000	2,323,674
Itochu Corp.	343,000	2,168,029
#*J Front Retailing Co., Ltd.	905,000	4,289,809
Joyo Bank, Ltd. (The)	842,000	3,704,175
JS Group Corp.	561,100	9,157,444
JTEKT Corp.	208,300	2,200,452
Juroku Bank, Ltd.	400,000	1,431,060
Kagoshima Bank, Ltd. (The)	358,143	2,644,699
Kajima Corp.	1,104,000	2,584,767
Kamigumi Co., Ltd.	488,000	3,665,658
#Kandenko Co., Ltd.	129,000	795,619
Kaneka Corp.	580,542	3,779,424
Kansai Paint Co., Ltd.	64,000	541,552
#*Kawasaki Kisen Kaisha, Ltd.	753,087	2,744,038
Keiyo Bank, Ltd. (The)	317,000	1,523,545
Kinden Corp.	285,000	2,314,625
*Kobe Steel, Ltd.	3,785,000	6,878,464
Kuraray Co., Ltd.	30,500	314,864
Kyocera Corp.	327,900	27,505,650
#Kyocera Corp. Sponsored ADR	13,600	1,135,192
#Marui Group Co., Ltd.	542,642	3,117,172
#Mazda Motor Corp.	2,017,000	4,552,092
Medipal Holdings Corp.	168,100	2,347,503
*Meiji Holdings Co., Ltd.	51,095	2,081,051
Mitsubishi Chemical Holdings Corp.	2,412,500	8,958,586
*Mitsubishi Gas Chemical Co., Inc.	566,000	2,610,761
Mitsubishi Heavy Industries, Ltd.	7,188,000	25,417,348
Mitsubishi Logistics Corp.	199,000	2,165,109
*Mitsubishi Materials Corp.	1,745,000	4,601,377
#Mitsubishi Rayon Co., Ltd.	307,000	1,060,452
Mitsubishi Tanabe Pharma Corp.	385,000	4,915,204
#Mitsui Chemicals, Inc.	1,351,800	4,642,520
*Mitsui Mining & Smelting Co., Ltd.	385,000	992,054
Musashino Bank, Ltd.	37,500	1,071,868
Nagase & Co., Ltd.	235,889	2,869,101
Namco Bandai Holdings, Inc.	162,600	1,662,560
Nanto Bank, Ltd. (The)	263,000	1,427,559
#*NEC Corp.	4,453,101	12,657,266

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
#NGK Spark Plug Co., Ltd.	145,000	$1,643,333
Nippon Express Co., Ltd.	1,602,238	6,560,618
Nippon Kayaku Co., Ltd.	7,000	62,623
#Nippon Meat Packers, Inc.	360,536	4,227,230
Nippon Mining Holdings, Inc.	1,899,050	8,472,073
Nippon Oil Corp.	3,113,050	15,340,349
Nippon Paper Group, Inc.	188,900	5,012,951
Nippon Sheet Glass Co., Ltd.	1,141,739	3,364,278
Nippon Shokubai Co., Ltd.	231,000	1,941,496
Nippon Television Network Corp.	10,680	1,391,886
*Nippon Yusen K.K.	1,279,000	4,721,208
Nishi-Nippon Bank, Ltd.	1,193,569	2,952,678
*Nissan Motor Co., Ltd.	4,991,500	36,119,215
#Nissay Dowa General Insurance Co., Ltd.	383,000	1,699,964
Nisshin Steel Co., Ltd.	1,226,000	2,046,021
#Nisshinbo Holdings, Inc.	305,000	2,997,718
NOK Corp.	112,600	1,494,005
NSK, Ltd.	477,000	2,771,257
NTN Corp.	70,000	264,315
#Obayashi Corp.	1,393,682	5,262,857
Ogaki Kyoritsu Bank, Ltd. (The)	334,000	1,144,275
#Oji Paper Co., Ltd.	1,756,000	7,641,694
#Onward Holdings Co., Ltd.	278,000	1,725,747
#Panasonic Electric Works Co., Ltd.	575,000	7,258,163
Ricoh Co., Ltd.	1,423,000	19,338,909
Rohm Co., Ltd.	178,000	11,804,415
San-in Godo Bank, Ltd. (The)	309,900	2,694,654
#Sapporo Hokuyo Holdings, Inc.	428,000	1,444,752
#SBI Holdings, Inc.	17,223	3,164,679
#Seiko Epson Corp.	249,600	3,858,497
Seino Holdings Co., Ltd.	295,000	2,182,953
Sekisui Chemical Co., Ltd.	849,000	5,135,210
Sekisui House, Ltd.	1,147,000	9,918,951
#Sharp Corp.	706,000	7,532,589
Shiga Bank, Ltd.	326,185	2,023,578
Shimachu Co., Ltd.	70,700	1,671,411
#Shimizu Corp.	831,000	3,186,498
#*Shinsei Bank, Ltd.	1,290,000	1,682,910
#Shizuoka Bank, Ltd.	38,000	377,567
#Showa Denko K.K.	1,456,000	2,802,507
Sohgo Security Services Co., Ltd.	101,300	1,172,377
Sojitz Corp.	2,136,700	3,944,714
Sony Corp.	652,500	19,267,546
Sony Corp. Sponsored ADR	1,725,386	50,709,095
Sumco Corp.	59,600	1,137,368
Sumitomo Bakelite Co., Ltd.	347,000	1,636,368
Sumitomo Chemical Co., Ltd.	1,982,000	7,896,805
Sumitomo Corp.	2,756,900	26,763,189
Sumitomo Electric Industries, Ltd.	1,567,000	19,015,183
Sumitomo Forestry Co., Ltd.	158,000	1,210,489
*Sumitomo Heavy Industries, Ltd.	384,000	1,742,238
Sumitomo Rubber Industries, Ltd.	230,300	2,122,983
#Sumitomo Trust & Banking Co., Ltd.	2,806,000	14,619,243
Suzuken Co., Ltd.	94,400	3,340,722
#*Taiheiyo Cement Corp.	1,638,800	1,902,677
Taisei Corp.	1,831,703	3,594,713
#Takashimaya Co., Ltd.	459,634	3,099,092
TDK Corp.	208,700	11,999,382
#Teijin, Ltd.	1,866,862	5,486,727
Toda Corp.	385,000	1,283,405
Tokuyama Corp.	382,000	2,400,336

22

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Tokyo Broadcasting System, Inc.	60,700	$905,383
Tokyo Steel Manufacturing Co., Ltd.	191,400	2,506,851
Toppan Printing Co., Ltd.	1,218,000	10,885,786
#Tosoh Corp.	884,000	2,376,873
#Toyo Seikan Kaisha, Ltd.	342,249	5,749,746
Toyobo Co., Ltd.	743,000	1,152,667
Toyota Auto Body Co., Ltd.	105,100	1,952,084
*Toyota Tsusho Corp.	435,400	6,225,376
TV Asahi Corp.	755	1,147,958
UNY Co., Ltd.	323,750	2,404,752
Yamaguchi Financial Group, Inc.	362,148	3,460,012
Yamaha Corp.	285,400	2,948,457
#Yamaha Motor Co., Ltd.	397,300	4,731,153
*Yokogawa Electric Corp.	74,600	604,619
Yokohama Rubber Co., Ltd.	410,000	1,795,791

TOTAL JAPAN		849,344,450

MALAYSIA — (0.0%)
*Rekapacific Berhad	691,000	—

NETHERLANDS — (3.7%)
*Aegon NV	3,202,429	22,761,054
#ArcelorMittal NV	2,446,831	82,806,981
*ING Groep NV	3,093,625	40,259,293
#*ING Groep NV Sponsored ADR	538,200	6,942,780
Koninklijke Ahold NV	1,318,845	16,612,403
Koninklijke DSM NV	443,200	19,418,373
Philips Electronics NV	3,072,622	77,186,781
Philips Electronics NV ADR	133,700	3,354,533

TOTAL NETHERLANDS		269,342,198

NEW ZEALAND — (0.1%)
Contact Energy, Ltd.	929,259	4,138,385
Fletcher Building, Ltd.	685,164	4,047,301

TOTAL NEW ZEALAND		8,185,686

NORWAY — (1.0%)
#*DnB NOR ASA Series A	2,507,294	28,722,407
#*Marine Harvest ASA	5,002,000	3,629,062
#*Norsk Hydro ASA	2,002,345	13,123,305
*Norsk Hydro ASA Sponsored ADR	59,900	401,330
#Orkla ASA	2,700,350	24,964,057
#*Storebrand ASA	713,900	4,851,286

TOTAL NORWAY		75,691,447

PORTUGAL — (0.2%)
Banco BPI SA	275,646	929,774
#Banco Comercial Portugues SA	3,941,284	5,618,638
Banco Espirito Santo SA	747,704	5,518,458
Cimpor Cimentos de Portugal SA	129,009	1,005,451

TOTAL PORTUGAL		13,072,321

SINGAPORE — (1.6%)
#Capitaland, Ltd.	5,173,000	15,001,103
City Developments, Ltd.	884,000	6,193,525
DBS Group Holdings, Ltd.	4,164,750	38,138,997
Fraser & Neave, Ltd.	2,351,450	6,402,182
Jardine Cycle & Carriage, Ltd.	28,324	465,142
Neptune Orient Lines, Ltd.	1,457,000	1,621,584
#Overseas-Chinese Banking Corp., Ltd.	3,238,777	17,453,380

23

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
#Singapore Airlines, Ltd.	1,568,600	$15,042,479
#*Singapore Airport Terminal Services, Ltd.	1,145,078	2,001,087
Singapore Land, Ltd.	532,000	2,082,638
United Industrial Corp., Ltd.	1,391,000	1,795,865
United Overseas Bank, Ltd.	528,000	6,329,063
UOL Group, Ltd.	1,376,600	3,284,172
Venture Corp., Ltd.	48,000	306,205
Wheelock Properties, Ltd.	476,000	591,055

TOTAL SINGAPORE		116,708,477

SPAIN — (4.7%)
Acciona SA	73,176	8,914,017
Acerinox SA	155,237	3,087,220
#Banco Bilbao Vizcaya SA Sponsored ADR	385,925	6,869,465
#Banco de Sabadell SA	2,431,718	16,416,332
#Banco Espanol de Credito SA	218,246	2,762,397
#Banco Popular Espanol SA	2,035,899	18,134,989
Banco Santander SA	5,654,108	90,987,342
Banco Santander SA Sponsored ADR	5,549,048	89,117,711
Criteria Caixacorp SA	1,702,347	8,298,618
#Fomento de Construcciones y Contratas SA	38,756	1,576,531
Gas Natural SDG SA	549,680	11,043,487
Iberdrola Renovables SA	1,953,105	8,681,835
#Mapfre SA	359,181	1,539,222
Repsol YPF SA	1,204,043	32,053,183
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506
*Sacyr Vallehermoso SA	107,104	1,620,346

TOTAL SPAIN		336,550,201

SWEDEN — (2.9%)
#Boliden AB	91,703	1,104,224
Holmen AB Series A	6,300	176,579
Holmen AB Series B	146,100	3,942,996
#Nordea Bank AB	6,583,962	70,668,421
#*Skandinaviska Enskilda Banken AB Series A	2,552,148	15,458,949
*Skandinaviska Enskilda Banken AB Series C	9,800	66,633
#SSAB AB Series A	507,586	7,737,518
#SSAB AB Series B	233,785	3,268,952
Svenska Cellulosa AB	57,000	781,203
Svenska Cellulosa AB Series B	1,586,671	21,802,524
#Svenska Handelsbanken AB Series A	740,000	19,123,005
#*Swedbank AB Series A	363,437	3,130,853
Tele2 AB Series B	857,471	12,498,320
#Telefonaktiebolaget LM Erricson AB Sponsored ADR	706,832	7,351,053
TeliaSonera AB	3,615,084	23,960,555
#Volvo AB Series A	898,101	8,294,065
Volvo AB Series B	1,028,966	9,744,638

TOTAL SWEDEN		209,110,488

SWITZERLAND — (6.3%)
#Adecco SA	366,804	16,390,414
Baloise-Holding AG	200,163	17,138,340
Banque Cantonale Vaudoise	7,063	2,660,418
Compagnie Financiere Richemont SA Series A	1,205,682	33,751,706
Credit Suisse Group AG	1,755,349	93,836,004
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094
GAM Holdings, Ltd.	38,097	464,786
Givaudan SA	15,362	11,403,803
#*Holcim, Ltd.	650,248	41,384,888
*Julius Baer Group, Ltd.	38,097	1,434,161

24

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (Continued)
#PSP Swiss Property AG	95,780	$5,374,738
St. Galler Kantonalbank AG	5,534	2,519,876
#Swatch Group AG	34,658	8,092,532
Swiss Life Holding AG	123,557	14,800,026
Swiss Reinsurance Co., Ltd. AG	738,155	30,058,111
*UBS AG	3,481,616	58,055,052
Zurich Financial Services AG	322,012	73,738,360

TOTAL SWITZERLAND		455,895,309

UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	48,102,581
Associated British Foods P.L.C.	1,637,844	22,178,287
Aviva P.L.C.	7,396,866	46,253,871
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569
#*British Airways P.L.C.	2,372,765	7,046,439
Carnival P.L.C.	658,867	20,425,788
#Carnival P.L.C. ADR	218,000	6,753,640
*easyJet P.L.C.	687,918	4,049,542
Friends Provident Group P.L.C.	5,399,716	7,199,159
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576
International Power P.L.C.	6,384,014	26,504,435
Investec P.L.C.	1,003,281	7,161,546
*Kazakhmys P.L.C.	729,615	12,984,716
Kingfisher P.L.C.	9,743,172	35,612,473
#Ladbrokes P.L.C.	861,132	1,715,434
Legal & General Group P.L.C.	15,758,133	20,219,946
Mondi P.L.C.	877,217	4,841,991
Old Mutual P.L.C.	9,616,350	16,690,338
Pearson P.L.C.	820,157	11,148,222
#Pearson P.L.C. Sponsored ADR	1,845,066	25,111,348
Rexam P.L.C.	3,544,129	16,048,596
*Rolls-Royce Group P.L.C. (3283648)	1,317,228	9,714,334
*Rolls-Royce Group P.L.C. (B3XLQZ7)	79,033,680	129,714
*Royal Bank of Scotland Group P.L.C.	15,142,602	10,347,950
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859
RSA Insurance Group P.L.C.	13,252,463	26,261,469
SABmiller P.L.C.	1,174,082	30,774,654
Sainsbury (J.) P.L.C.	5,000,726	26,987,115
Schroders P.L.C.	123,678	2,223,821
Schroders P.L.C. Non-Voting	63,155	932,375
Standard Chartered P.L.C.	927,972	22,765,064
Thomas Cook Group P.L.C.	1,861,207	6,232,613
Tomkins P.L.C. Sponsored ADR	330,800	3,599,104
Vodafone Group P.L.C.	34,976,333	77,082,062
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663
Whitbread P.L.C.	653,031	13,585,022
William Morrison Supermarkets P.L.C.	6,906,878	31,655,641
*Wolseley P.L.C.	566,229	11,453,707
WPP P.L.C.	1,259,793	11,290,157
#WPP P.L.C. Sponsored ADR	24,445	1,094,647
*Xstrata P.L.C.	3,245,577	46,747,872

TOTAL UNITED KINGDOM		1,200,894,340

TOTAL COMMON STOCKS		6,155,972,149

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
*TUI AG Rights 11/11/09	265,715	41,059

ITALY — (0.0%)
*Unione di Banche Italiane ScpA Warrants 06/30/11	817,282	76,976

TOTAL RIGHTS/WARRANTS		118,035

25

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	$13,790,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792

TOTAL INVESTMENTS — (100.0%) (Cost $5,830,288,347)		$7,226,155,976

See accompanying Notes to Financial Statements.

26

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (87.1%)
Consumer Discretionary — (18.4%)
*ABILIT Corp.	450,500	$582,733
Accordia Golf Co., Ltd.	1,227	1,139,298
Aeon Fantasy Co., Ltd.	60,432	798,816
Aichi Machine Industry Co., Ltd.	285,000	842,144
*Aigan Co., Ltd.	61,600	368,311
Aisan Industry Co., Ltd.	133,600	988,718
#*Akebono Brake Industry Co., Ltd.	296,500	2,307,863
*Alpen Co., Ltd.	13,700	252,541
Alpha Corp.	31,700	188,412
*Alpine Electronics, Inc.	217,800	2,140,689
#Amiyaki Tei Co., Ltd.	239	503,548
Amuse, Inc.	29,999	336,174
*Anrakutei Co., Ltd.	50,000	236,362
AOI Advertising Promotion, Inc.	39,000	194,938
AOKI Holdings, Inc.	139,400	1,361,263
Aoyama Trading Co., Ltd.	95,000	1,522,413
*Arnest One Corp.	61,700	710,137
*Asahi Co., Ltd.	4,400	81,512
#*Asahi Tec Corp.	2,201,000	651,633
#Asatsu-DK, Inc.	53,600	1,057,040
#*ASKUL Corp.	24,200	475,183
Asti Corp.	50,000	109,904
#*Atom Corp.	139,300	464,311
Atsugi Co., Ltd.	701,000	882,277
Autobacs Seven Co., Ltd.	40,800	1,376,034
#Avex Group Holdings, Inc.	151,400	1,368,926
Bals Corp.	7	5,474
Best Denki Co., Ltd.	271,000	1,193,253
#Bic Camera, Inc.	501	188,209
Bookoff Corp.	7,900	108,522
#*Calsonic Kansei Corp.	506,000	1,368,310
*Can Do Co., Ltd.	9	9,940
*Carchs Holdings Co., Ltd.	710,600	274,349
Catena Corp.	92,000	218,138
*Chimney Co., Ltd.	600	10,199
Chiyoda Co., Ltd.	136,600	1,627,557
Chofu Seisakusho Co., Ltd.	105,600	2,087,462
Chori Co., Ltd.	658,000	761,790
Chuo Spring Co., Ltd.	205,000	587,920
#*Clarion Co., Ltd.	689,000	654,391
Cleanup Corp.	119,300	831,851
Colowide Co., Ltd.	200,450	1,334,472
#*Columbia Music Entertainment, Inc.	157,000	57,912
Corona Corp.	84,800	1,135,722
Cross Plus, Inc.	22,000	228,952
#Culture Convenience Club Co., Ltd.	120,600	742,341
#Daido Metal Co., Ltd.	144,000	387,234
Daidoh, Ltd.	125,600	883,242
#*Daiei, Inc. (The)	223,900	829,392
Daikoku Denki Co., Ltd.	49,400	979,267
Daimaruenawin Co., Ltd.	400	2,514
Dainichi Co., Ltd.	57,700	377,825
Daisyo Corp.	63,200	854,344
*Daito Woolen Spinning & Weaving Co., Ltd.	13,000	11,248
#Daiwabo Holdings Co., Ltd.	466,000	1,816,795
DCM Japan Holdings Co., Ltd.	241,300	1,560,591
Descente, Ltd.	260,000	1,257,295
#Doshisha Co., Ltd.	63,600	1,193,191

27

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Doutor Nichires Holdings Co., Ltd.	172,286	$2,493,483
Dynic Corp.	127,000	212,170
Eagle Industry Co., Ltd.	136,000	675,978
#*Econach Co., Ltd.	177,000	83,582
#Edion Corp.	266,500	2,152,446
Exedy Corp.	120,500	2,477,717
F&A Aqua Holdings, Inc.	60,638	671,237
FCC Co., Ltd.	44,700	768,600
Fine Sinter Co., Ltd.	49,000	90,183
#Foster Electric Co., Ltd.	81,900	2,096,701
#France Bed Holdings Co., Ltd.	759,000	1,177,629
#Fuji Co., Ltd.	100,200	1,992,367
Fuji Corp., Ltd.	113,900	461,573
#*Fuji Kiko Co., Ltd.	151,000	182,949
#Fuji Kyuko Co., Ltd.	356,000	1,767,450
Fuji Oozx, Inc.	6,000	15,910
Fujibo Holdings, Inc.	46,000	76,202
Fujikura Rubber, Ltd.	74,000	308,177
#Fujita Kanko, Inc.	402,100	1,597,248
#Fujitsu General, Ltd.	334,000	1,102,633
Funai Electric Co., Ltd.	21,800	1,017,116
#Furukawa Battery Co., Ltd.	71,000	625,439
G-7 Holdings, Inc.	29,200	161,310
*Gajoen Kanko Co.	37,000	—
#Gakken Holdings Co., Ltd.	327,000	934,136
Genki Sushi Co., Ltd.	19,200	255,024
GEO Co., Ltd.	1,255	1,303,278
#GLOBERIDE, Inc.	433,000	541,004
#*Goldwin, Inc.	175,000	337,525
Gourmet Kineya Co., Ltd.	67,000	446,923
*Gro-Bels Co., Ltd.	177,000	37,262
*GSI Creos Corp.	194,000	221,905
#Gulliver International Co., Ltd.	8,380	621,453
Gunze, Ltd.	624,000	2,458,023
#H2O Retailing Corp.	119,000	723,259
Hakuyosha Co., Ltd.	88,000	270,158
Happinet Corp.	36,100	500,988
Haruyama Trading Co., Ltd.	49,900	217,132
#*Haseko Corp.	1,933,000	1,483,692
Heiwa Corp.	68,900	674,506
#Hiday Hidaka Corp.	6,900	85,421
Hikari Tsushin, Inc.	49,100	921,145
#Himaraya Co., Ltd.	38,300	133,425
#HIS Co., Ltd.	108,500	2,331,925
#Hitachi Koki Co., Ltd.	81,800	905,463
Horipro, Inc.	47,000	410,436
*I Metal Technology Co., Ltd.	150,000	234,118
#*Ichibanya Co., Ltd.	3,400	86,097
Ichikawa Co., Ltd.	63,000	136,670
#*Ichikoh Industries, Ltd.	289,000	514,399
*Ikyu Corp.	192	90,954
Imasen Electric Industrial Co., Ltd.	54,400	695,065
Imperial Hotel, Ltd.	10,250	206,096
*Impress Holdings, Inc.	112,400	278,798
*Intage, Inc.	1,300	23,326
Ishizuka Glass Co., Ltd.	109,000	234,130
*Izuhakone Railway Co., Ltd.	300	17,997
*Izutsuya Co., Ltd.	350,000	164,112
#*Janome Sewing Machine Co., Ltd.	37,000	25,102
Japan Vilene Co., Ltd.	166,000	883,669
#Japan Wool Textile Co., Ltd. (The)	308,000	2,056,646

28

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Jeans Mate Corp.	38,208	$222,254
*Jidosha Buhin Kogyo Co., Ltd.	82,000	129,623
Joban Kosan Co., Ltd.	221,000	362,915
#Joshin Denki Co., Ltd.	196,000	1,370,265
Juntendo Co., Ltd.	35,000	46,526
#*JVC Kenwood Holdings, Inc.	2,477,300	1,180,994
Kabuki-Za Co., Ltd.	39,000	1,587,083
Kadokawa Holdings, Inc.	91,900	2,180,660
Kanto Auto Works, Ltd.	178,600	1,697,589
#*Kappa Create Co., Ltd.	3,750	84,696
Kasai Kogyo Co., Ltd.	119,000	314,386
#Kawai Musical Instruments Manufacturing Co., Ltd.	256,000	318,277
#*Kawashima Selkon Textiles Co., Ltd.	335,000	267,804
*Kayaba Industry Co., Ltd.	726,000	2,098,187
Keihin Corp.	57,300	870,352
#Keiyo Co., Ltd.	195,000	946,874
Kentucky Fried Chicken Japan, Ltd.	78,000	1,455,688
#*Kinki Nippon Tourist Co., Ltd.	46,000	41,967
Kinugawa Rubber Industrial Co., Ltd.	198,000	383,033
#Kisoji Co., Ltd.	87,000	1,901,052
Koekisha Co., Ltd.	13,600	242,000
Kohnan Shoji Co., Ltd.	91,600	1,112,302
#Kojima Co., Ltd.	126,600	638,568
Komatsu Seiren Co., Ltd.	145,000	568,627
Komeri Co., Ltd.	59,600	1,647,271
Konaka Co., Ltd.	104,960	304,651
Kourakuen Corp.	1,100	14,243
#K’s Holdings Corp.	130,772	4,237,998
Ku Holdings Co., Ltd.	68,200	252,799
Kura Corp.	283	984,686
Kurabo Industries, Ltd.	856,000	1,477,290
#Kuraudia Co., Ltd.	4,800	70,227
Kuroganeya Co., Ltd.	14,000	50,104
#Kyoritsu Maintenance Co., Ltd.	49,660	816,470
Kyoto Kimono Yuzen Co., Ltd.	55,700	551,950
Kyowa Leather Cloth Co., Ltd.	73,500	295,913
#*Laox Co., Ltd.	706,000	775,489
#*Look, Inc.	588,000	617,766
*Magara Construction Co., Ltd.	135,000	1,500
*Mamiya-Op Co., Ltd.	285,000	281,493
Marche Corp.	23,000	190,788
Mars Engineering Corp.	45,500	1,418,579
Maruei Department Store Co., Ltd.	142,000	198,741
#*Maruzen Co., Ltd. (6569583)	85,000	91,000
Maruzen Co., Ltd. (6573498)	46,000	224,500
#*Matsuya Co., Ltd.	162,500	1,551,616
Matsuya Foods Co., Ltd.	59,400	851,659
*Meiwa Industry Co., Ltd.	38,000	54,247
Mikuni Corp.	114,000	156,516
#*Misawa Homes Co., Ltd.,	77,000	279,987
#Misawa Resort Co., Ltd.	190,000	310,720
*Mitsuba Corp.	152,690	670,390
Mitsui Home Co., Ltd.	167,000	921,751
#Mizuno Corp.	450,000	2,074,423
Mos Food Services, Inc.	110,000	1,814,924
MR Max Corp.	123,800	589,856
Musashi Seimitsu Industry Co., Ltd.	33,400	693,049
#*Naigai Co., Ltd.	2,723,000	1,340,373
#Nexyz Corp.	3,700	130,233
*Nice Holdings, Inc.	335,000	712,023
*Nichimo Corp.	667,000	7,410

29

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Nidec Copal Corp.	108,700	$1,629,716
Nidec Tosok Corp.	61,000	520,798
Nihon Tokushu Toryo Co., Ltd.	56,000	208,205
Nikko Travel Co., Ltd.	12,200	27,055
Nippon Felt Co., Ltd.	67,200	302,469
*Nippon Piston Ring Co., Ltd.	293,000	313,512
Nippon Seiki Co., Ltd.	148,400	1,558,419
#Nishimatsuya Chain Co., Ltd.	222,800	2,231,426
Nissan Shatai Co., Ltd.	407,023	3,430,896
Nissen Holdings Co., Ltd.	207,400	679,305
Nissin Kogyo Co., Ltd.	64,300	956,856
Nittan Valve Co., Ltd.	82,800	264,662
*Nitto Kako Co., Ltd.	98,000	75,392
Noritsu Koki Co., Ltd.	96,200	810,391
#*Omikenshi Co., Ltd.	176,000	155,394
Onward Holdings Co., Ltd.	62,000	384,879
Pacific Golf Group International Holdings KK	594	407,445
Pacific Industrial Co., Ltd.	183,000	827,758
*Pal Co., Ltd.	2,000	42,428
PanaHome Corp.	440,200	2,756,561
Parco Co., Ltd.	270,800	2,370,672
#Paris Miki Holdings, Inc.	164,400	1,352,069
*PIA Corp.	28,800	390,795
Piolax, Inc.	44,500	755,375
#*Pioneer Electronic Corp.	4,100	10,158
Plenus Co., Ltd.	15,400	210,022
Press Kogyo Co., Ltd.	375,000	820,759
#Resorttrust, Inc.	164,008	1,866,646
*Rhythm Watch Co., Ltd.	443,000	595,389
Right On Co., Ltd.	70,525	598,982
Riken Corp.	359,000	1,301,874
#Ringer Hut Co., Ltd.	74,800	947,411
Riso Kyoiku Co., Ltd.	785	47,083
Roland Corp.	88,300	942,606
Round One Corp.	15,000	109,873
#Royal Co., Ltd.	138,200	1,526,546
Ryohin Keikaku Co., Ltd.	25,100	1,129,748
*Sagami Chain Co., Ltd.	77,000	685,903
#*Sagami Co., Ltd.	239,000	473,566
Sagami Rubber Industries Co., Ltd.	15,000	39,611
#Saint Marc Holdings Co., Ltd.	37,300	1,120,835
#Saizeriya Co., Ltd.	168,800	3,256,721
*Sakai Ovex Co., Ltd.	205,000	199,910
*Sanden Corp.	487,000	1,405,320
Sanoh Industrial Co., Ltd.	114,900	727,922
#Sanrio Co., Ltd.	235,800	1,933,963
Sanyo Housing Nagoya Co., Ltd.	354	324,047
#Sanyo Shokai, Ltd.	462,000	1,492,328
Scroll Corp.	77,300	327,123
#Seiko Holdings Corp.	391,407	811,599
Seiren Co., Ltd.	215,100	1,413,966
Senshukai Co., Ltd.	159,600	1,076,037
#*Seven Seas Holdings Co., Ltd.	827,000	383,860
#Shikibo, Ltd.	497,000	1,187,296
Shimachu Co., Ltd.	53,000	1,252,967
Shinyei Kaisha	96,000	132,397
*Shiroki Co., Ltd.	302,000	482,420
#Shobunsha Publications, Inc.	353,700	2,401,120
Shochiku Co., Ltd.	416,400	3,658,864
Showa Corp.	247,300	1,442,323
#*Silver Seiko, Ltd.	742,000	48,989

30

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
SKY Perfect JSAT Holdings, Inc.	1,241	$567,458
SNT Corp.	93,800	243,644
#*Sofmap Co., Ltd.	43,100	80,591
Soft99 Corp.	71,500	404,305
Sotoh Co., Ltd.	49,700	483,483
SPK Corp.	16,800	213,239
*Studio Alice Co., Ltd.	6,100	62,127
Suminoe Textile Co., Ltd.	260,000	367,003
#Sumitomo Forestry Co., Ltd.	197,266	1,511,319
#*Suzutan Co., Ltd.	26,200	75,214
*SxL Corp.	493,000	280,101
Tac Co., Ltd.	1,300	5,237
Tachikawa Corp.	50,800	250,098
Tachi-S Co., Ltd.	119,440	954,892
Taiho Kogyo Co., Ltd.	95,200	708,110
Takamatsu Construction Group Co., Ltd.	97,000	1,367,139
#Taka-Q Co., Ltd.	73,000	125,532
*Takata Corp.	9,000	167,924
#*Take & Give Needs Co., Ltd.	1,380	178,066
*Tamron Co., Ltd.	7,900	86,069
#*Tasaki Shinju Co., Ltd.	714,000	816,117
Taya Co., Ltd.	5,000	36,823
*TBK Co., Ltd.	72,000	120,845
*TDF Corp.	27,000	30,556
Teikoku Piston Ring Co., Ltd.	108,100	440,545
Teikoku Sen-I Co., Ltd.	78,000	453,756
Telepark Corp.	315	602,551
#*Ten Allied Co., Ltd.	50,000	174,912
Tigers Polymer Corp.	59,000	253,809
#Toabo Corp.	346,000	269,902
Toei Co., Ltd.	339,000	1,908,896
#*Tohoku Misawa Homes Co., Ltd.	37,500	87,139
*Tokai Kanko Co., Ltd.	505,999	161,231
Tokai Rika Co., Ltd.	85,400	1,763,647
Tokai Rubber Industries, Ltd.	106,300	1,253,996
#*Tokai Senko K.K.	284,000	378,758
*Token Corp.	7,710	243,148
Tokyo Dome Corp.	638,200	2,003,691
Tokyo Individualized Educational Institute , Inc.	3,200	5,988
Tokyo Kaikan Co., Ltd.	12,000	48,087
Tokyo Soir Co., Ltd.	49,000	123,427
Tokyo Style Co., Ltd.	316,700	2,663,662
Tokyotokeiba Co., Ltd.	876,000	1,376,463
Tokyu Recreation Co., Ltd.	77,000	475,223
#Tomy Co., Ltd.	313,193	2,764,145
#*Tonichi Carlife Group, Inc.	318,000	331,098
Topre Corp.	180,100	1,609,688
*Toridoll.Corp.	23	49,050
*Totenko Co., Ltd.	57,000	103,950
#*Touei Housing Corp.	118,740	1,360,916
*Tow Co., Ltd.	4,800	28,196
Toyo Radiator Co., Ltd.	253,000	677,378
*Toyo Tire & Rubber Co., Ltd.	711,000	1,339,650
Toyobo Co., Ltd.	1,507,000	2,337,913
TS Tech Co., Ltd.	58,700	1,126,220
#*Tsukamoto Co., Ltd.	67,000	58,762
Tsutsumi Jewelry Co., Ltd.	53,300	1,254,610
TV Tokyo Corp.	3,200	80,361
United Arrows, Ltd.	2,300	23,380
#*Unitika, Ltd.	1,629,000	1,284,522
#U-Shin, Ltd.	94,500	499,265

31

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Watabe Wedding Corp.	29,500	$380,978
#Watami Food Service Co., Ltd.	119,600	2,355,367
*Wondertable, Ltd.	97,000	96,365
Xebio Co., Ltd.	52,800	1,194,615
Yamato International, Inc.	43,000	189,400
Yellow Hat, Ltd.	73,700	702,534
Yokohama Reito Co., Ltd.	175,000	1,172,032
#Yomiuri Land Co., Ltd.	246,000	813,275
Yonex Co., Ltd.	40,000	295,829
#Yorozu Corp.	73,500	880,060
#Yoshinoya Holdings Co., Ltd.	2,168	2,538,257
#Zenrin Co., Ltd.	127,400	1,865,455
#Zensho Co., Ltd.	362,900	2,526,504

Total Consumer Discretionary		247,477,761

Consumer Staples — (9.1%)
#Aderans Holdings Co., Ltd.	142,450	1,764,083
*Aeon Hokkaido Corp.	424,900	1,359,990
Ahjikan Co., Ltd.	10,500	87,472
Arcs Co., Ltd.	2,000	29,381
#Ariake Japan Co., Ltd.	111,700	1,742,013
Cawachi, Ltd.	81,200	1,684,685
CFS Corp.	122,000	696,919
#Chubu Shiryo Co., Ltd.	89,000	828,033
Chuo Gyorui Co., Ltd.	93,000	186,163
Circle K Sunkus Co., Ltd.	2,800	38,436
Coca-Cola Central Japan Co., Ltd.	118,800	1,591,809
Cocakara Fine Holdings, Inc.	36,060	823,804
CVS Bay Area, Inc.	55,000	70,277
DyDo Drinco, Inc.	54,800	1,673,288
Echo Trading Co., Ltd.	11,000	124,683
Ensuiko Sugar Refining Co., Ltd.	103,000	179,470
Fancl Corp.	170,300	3,039,176
#*First Baking Co., Ltd.	183,000	217,220
Fuji Oil Co., Ltd.	155,000	2,339,901
Fujicco Co., Ltd.	117,600	1,292,223
#*Fujiya Co., Ltd.	549,000	1,034,092
Hagoromo Foods Corp.	40,000	458,754
Harashin Narus Holdings Co., Ltd.	61,500	677,938
#*Hayashikane Sangyo Co., Ltd.	336,000	459,050
Heiwado Co., Ltd.	174,800	2,288,622
#Hohsui Corp.	120,000	161,662
Hokkaido Coca-Cola Bottling Co., Ltd.	87,000	474,868
Hokuto Corp.	105,700	2,362,600
Inageya Co., Ltd.	175,000	1,820,393
ITO EN, LTD.	2,400	40,366
Itochu-Shokuhin Co., Ltd.	28,600	973,775
Itoham Foods, Inc.	693,800	2,742,506
Izumiya Co., Ltd.	292,000	1,505,873
J-Oil Mills, Inc.	513,000	1,751,895
#Kameda Seika Co., Ltd.	70,000	1,303,176
Kasumi Co., Ltd.	211,000	1,048,200
Kato Sangyo Co., Ltd.	115,600	1,995,111
Key Coffee, Inc.	76,600	1,350,352
Kirindo Co., Ltd.	32,800	173,498
Kose Corp.	6,100	133,451
#Kyodo Shiryo Co., Ltd.	353,000	484,013
Kyokuyo Co., Ltd.	370,000	747,242
Life Corp.	183,900	3,224,609
Lion Corp.	3,000	14,959
Mandom Corp.	82,200	2,143,545

32

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Staples — (Continued)
Marudai Food Co., Ltd.	443,000	$1,461,227
Maruetsu, Inc. (The)	417,000	1,924,974
#Maruha Nichiro Holdings, Inc.	1,651,069	2,422,025
*Maruya Co., Ltd.	14,000	15,613
Matsumotokiyoshi Holdings Co., Ltd.	14,600	335,163
*Maxvalu Tohok Co., Ltd.	18,200	123,106
#Maxvalu Tokai Co., Ltd.	59,400	694,826
*Megmilk Snow Brand Co., Ltd.	180,000	3,549,408
#Meito Sangyo Co., Ltd.	62,300	874,310
Mercian Corp.	413,000	970,299
Mikuni Coca-Cola Bottling Co., Ltd.	183,600	1,547,845
Milbon Co., Ltd.	42,840	1,043,646
Ministop Co., Ltd.	80,600	1,126,556
Mitsui Sugar Co., Ltd.	465,850	1,652,403
Miyoshi Oil & Fat Co., Ltd.	261,000	415,253
#Morinaga & Co., Ltd.	909,000	1,934,253
Morinaga Milk Industry Co., Ltd.	852,000	3,975,218
Morishita Jinton Co., Ltd.	47,800	136,841
Morozoff, Ltd.	108,000	369,684
#Nagatanien Co., Ltd.	118,000	1,145,598
#Nakamuraya Co., Ltd.	203,000	1,075,519
#Nichimo Co., Ltd.	112,000	187,252
Nichirei Corp.	17,000	63,144
Nihon Chouzai Co., Ltd.	22,380	507,166
Niitaka Co., Ltd.	7,260	81,073
Nippon Beet Sugar Manufacturing Co., Ltd.	513,000	1,314,448
Nippon Flour Mills Co., Ltd.	604,000	3,069,254
*Nippon Formula Feed Manufacturing Co., Ltd.	267,000	324,029
#Nippon Suisan Kaisha, Ltd.	514,500	1,474,528
#Nisshin Oillio Group, Ltd. (The)	548,000	2,887,732
Nissin Sugar Manufacturing Co., Ltd.	149,000	320,996
Nitto Flour Milling Co., Ltd.	64,000	230,150
#Oenon Holdings, Inc.	247,000	522,605
Oie Sangyo Co., Ltd.	20,900	182,030
Okuwa Co., Ltd.	125,000	1,394,172
Olympic Corp.	65,000	463,086
Oriental Yeast Co., Ltd.	101,000	596,560
Pietro Co., Ltd.	10,300	93,190
#Pigeon Corp.	67,800	2,628,743
Poplar Co., Ltd.	25,760	178,902
Prima Meat Packers, Ltd.	705,000	815,667
Riken Vitamin Co., Ltd.	79,300	2,104,680
Rock Field Co., Ltd.	47,800	635,087
Ryoshoku, Ltd.	111,300	2,666,186
S Foods, Inc.	80,500	733,769
#Sakata Seed Corp.	171,000	2,673,715
*San-A Co., Ltd.	600	21,722
Shoei Foods Corp.	44,000	216,910
Showa Sangyo Co., Ltd.	557,000	1,861,814
#Sogo Medical Co., Ltd.	23,000	606,513
Sonton Food Industry Co., Ltd.	43,000	339,107
Starzen Corp.	279,000	727,434
Sugi Holdings Co., Ltd.	3,400	73,845
Takara Holdings, Inc.	28,000	171,337
Three F Co., Ltd.	17,700	118,643
Tobu Store Co., Ltd.	215,000	711,001
Toho Co., Ltd.	158,000	586,919
Tohto Suisan Co., Ltd.	120,000	220,932
Torigoe Co., Ltd.	84,500	752,723
#Toyo Sugar Refining Co., Ltd.	157,000	225,346
Tsukiji Uoichiba Co., Ltd.	57,000	89,635

33

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Staples — (Continued)
Tsuruha Holdings, Inc.	45,200	$1,761,725
Unicafe, Inc.	14,260	157,406
Unicharm Petcare Corp.	73,900	2,611,546
Unimat Offisco Corp.	85,100	867,946
UNY Co., Ltd.	78,800	585,311
Valor Co., Ltd.	173,600	1,489,494
Warabeya Nichiyo Co., Ltd.	51,360	628,183
Yaizu Suisankagaku Industry Co., Ltd.	41,000	510,136
#Yaoko Co., Ltd.	42,200	1,475,485
Yomeishu Seizo Co., Ltd.	100,000	961,903
Yonekyu Corp.	98,000	995,199
Yuasa Funashoku Co., Ltd.	112,000	268,442
#Yukiguni Maitake Co., Ltd.	104,256	515,893
Yutaka Foods Corp.	6,000	94,100

Total Consumer Staples		121,728,157

Energy — (1.2%)
#AOC Holdings, Inc.	139,600	934,194
#BP Castrol K.K.	69,800	267,302
#*Fuji Kosan Co., Ltd.	264,000	212,646
Itochu Enex Co., Ltd.	321,400	1,650,134
Japan Oil Transportation Co., Ltd.	79,000	170,654
Kanto Natural Gas Development Co., Ltd.	169,000	1,023,169
#Kyoei Tanker Co., Ltd.	115,000	265,189
Mitsuuroko Co., Ltd.	178,700	1,270,211
#Modec, Inc.	89,200	1,772,480
#Nippon Gas Co., Ltd.	148,900	2,580,203
Nippon Seiro Co., Ltd.	64,000	106,842
Sala Corp.	129,500	827,245
#San-Ai Oil Co., Ltd.	259,000	1,332,632
Shinko Plantech Co., Ltd.	154,800	1,581,785
Sinanen Co., Ltd.	259,000	1,378,447
Toa Oil Co., Ltd.	360,000	461,704
Toyo Kanetsu K.K.	466,000	773,599

Total Energy		16,608,436

Financials — (9.1%)
Aichi Bank, Ltd. (The)	34,100	2,859,215
Airport Facilities Co., Ltd.	139,670	824,671
Akita Bank, Ltd. (The)	666,400	2,601,266
#Aomori Bank, Ltd. (The)	611,000	1,724,912
#*Arealink Co., Ltd.	3,000	163,205
Awa Bank, Ltd. (The)	113,000	588,732
#Bank of Iwate, Ltd. (The)	57,400	3,400,866
Bank of Nagoya, Ltd. (The)	255,297	1,008,404
Bank of Okinawa, Ltd. (The)	74,500	2,568,916
Bank of Saga, Ltd. (The)	584,000	1,987,588
Bank of the Ryukyus, Ltd.	121,780	1,309,899
#*Cedyna Financial Corp.	502,350	992,128
Century Tokyo Leasing Corp.	308,990	3,451,730
*Chiba Kogyo Bank, Ltd. (The)	169,600	1,486,525
Chukyo Bank, Ltd. (The)	727,000	1,994,034
Daiko Clearing Services Corp.	49,700	263,502
#*Daikyo, Inc.	536,000	1,328,490
#*Daisan Bank, Ltd. (The)	621,000	1,496,248
Daishi Bank, Ltd. (The)	170,000	619,274
Daito Bank, Ltd. (The)	498,000	371,480
Ehime Bank, Ltd. (The)	593,000	1,613,200
Eighteenth Bank, Ltd. (The)	614,000	1,694,315
*Fuji Fire & Marine Insurance Co., Ltd. (The)	526,000	602,215
#Fukui Bank, Ltd. (The)	841,000	2,791,181

34

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Financials — (Continued)
*Fukushima Bank, Ltd.	836,000	$485,909
Fuyo General Lease Co., Ltd.	92,500	2,043,865
Goldcrest Co., Ltd.	55,870	1,695,929
Heiwa Real Estate Co., Ltd.	171,000	560,299
Higashi-Nippon Bank, Ltd.	626,000	1,350,903
Higo Bank, Ltd. (The)	95,000	562,364
Hokkoku Bank, Ltd. (The)	634,000	2,487,919
Hokuetsu Bank, Ltd. (The)	875,000	1,469,677
Hyakugo Bank, Ltd. (The)	235,000	1,123,833
Hyakujishi Bank, Ltd. (The)	195,000	803,610
IBJ Leasing Co., Ltd.	96,200	1,646,509
Ichiyoshi Securities Co., Ltd.	160,600	1,196,683
*Iida Home Max	2,600	46,701
Juroku Bank, Ltd.	293,000	1,048,252
#*Kabu.Com Securities Co., Ltd.	1,023	1,094,448
*Kachikaihatsu Co., Ltd.	186,000	50,976
Kagawa Bank, Ltd. (The)	269,350	971,585
*Kanto Tsukuba Bank, Ltd. (The)	188,800	629,763
Keiyo Bank, Ltd. (The)	14,000	67,286
#*Kenedix, Inc.	722	274,385
Kirayaka Bank, Ltd.	98,000	83,199
Kita-Nippon Bank, Ltd. (The)	29,706	895,635
Kiyo Holdings, Inc.	2,135,900	2,559,406
#Kobayashi Yoko Co., Ltd.	268,200	912,155
#Kosei Securities Co., Ltd.	295,000	321,340
Leopalace21 Corp.	98,700	534,073
Marusan Securities Co., Ltd.	256,000	1,520,881
Michinoku Bank, Ltd. (The)	524,000	1,186,007
*Minato Bank, Ltd. (The)	1,190,000	1,496,942
*Mito Securities Co., Ltd.	271,000	603,011
Miyazaki Bank, Ltd. (The)	494,000	2,256,087
#*Mizuho Investors Securities Co., Ltd.	1,017,000	1,037,688
#Monex Group, Inc.	2,606	1,030,830
Musashino Bank, Ltd.	62,900	1,797,880
Nagano Bank, Ltd. (The)	314,000	658,044
*New Real Property K.K.	43,900	—
#*NIS Group Co., Ltd.	1,193,425	493,074
#Nisshin Fudosan Co., Ltd.	103,700	556,007
Ogaki Kyoritsu Bank, Ltd. (The)	306,000	1,048,348
Oita Bank, Ltd. (The)	491,900	1,997,881
Okasan Securities Group, Inc.	594,000	2,807,164
Ricoh Leasing Co., Ltd.	89,000	1,820,043
#RISA Partners, Inc.	479	377,184
San-in Godo Bank, Ltd. (The)	79,000	686,924
#Sankei Building Co., Ltd.	182,100	1,405,883
Sapporo Hokuyo Holdings, Inc.	426,200	1,438,676
#*Senshu Ikeda Holdings, Inc.	1,258,000	4,304,438
Shikoku Bank, Ltd.	742,000	2,503,893
#Shimizu Bank, Ltd.	32,100	1,383,797
Sumitomo Real Estate Sales Co., Ltd.	33,200	1,164,240
*Sun Frontier Fudousan Co., Ltd.	208	51,706
Takagi Securities Co., Ltd.	208,000	375,340
#TOC Co., Ltd.	422,050	1,979,424
Tochigi Bank, Ltd.	386,000	1,769,077
Toho Bank, Ltd.	759,200	2,528,493
Toho Real Estate Co., Ltd.	158,200	975,469
Tohoku Bank, Ltd.	390,000	595,324
Tokai Tokyo Financial Holdings, Inc.	898,000	2,910,323
#Tokushima Bank, Ltd.	267,200	979,953
Tokyo Rakutenchi Co., Ltd.	222,000	907,768
Tokyo Tatemono Co., Ltd.	359,000	1,711,799

35

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Financials — (Continued)
#Tokyo Theatres Co., Inc.	299,000	$497,976
Tokyo Tomin Bank, Ltd.	110,100	1,605,126
#Tokyu Livable, Inc.	102,300	925,517
Tomato Bank, Ltd.	397,000	831,977
#Tottori Bank, Ltd.	328,000	932,930
#*Towa Bank, Ltd.	876,000	574,008
*Toyo Securities Co., Ltd.	307,000	604,606
Yachiyo Bank, Ltd.	1,400	41,376
Yamagata Bank, Ltd.	584,500	2,803,136
Yamanashi Chuo Bank, Ltd.	244,000	1,116,474
Yuraku Real Estate Co., Ltd.	281,000	1,016,233

Total Financials		121,967,657

Health Care — (3.5%)
Aloka Co., Ltd.	89,000	711,092
As One Corp.	69,568	1,283,821
ASKA Pharmaceutical Co., Ltd.	101,000	884,210
Create Medic Co., Ltd.	28,000	279,562
Eiken Chemical Co., Ltd.	78,900	922,550
Falco Biosystems, Ltd.	34,300	384,124
#Fuso Pharmaceutical Industries, Ltd.	322,000	1,000,475
Hitachi Medical Corp.	84,000	809,893
Hogy Medical Co., Ltd.	50,300	2,703,731
#Iwaki & Co., Ltd.	55,000	163,590
*J Bridge Corp.	1,375,900	286,298
Japan Medical Dynamic Marketing, Inc.	44,900	128,396
#Jeol, Ltd.	268,000	1,076,692
JMS Co., Ltd.	126,000	551,475
Kaken Pharmaceutical Co., Ltd.	348,000	3,148,930
Kawamoto Corp.	4,000	24,549
Kawanishi Holdings, Ltd.	7,400	56,296
Kawasumi Laboratories, Inc.	45,000	314,545
Kissei Pharmaceutical Co., Ltd.	3,000	66,757
Kyorin Co., Ltd.	177,000	2,830,803
Mochida Pharmaceutical Co., Ltd.	31,000	319,972
Nichii Gakkan Co.	242,400	2,404,219
Nihon Kohden Corp.	151,200	2,530,818
Nikkiso Co., Ltd.	237,000	1,790,350
#Nippon Chemiphar Co., Ltd.	131,000	418,670
Nippon Shinyaku Co., Ltd.	237,000	3,278,069
Nipro Corp.	180,100	3,888,012
Nissui Pharmaceutical Co., Ltd.	66,100	519,276
Paramount Bed Co., Ltd.	92,900	2,069,447
Rion Co., Ltd.	5,000	26,641
Rohto Pharmaceutical Co., Ltd.	17,000	217,387
Sawai Pharmaceutical Co., Ltd.	4,500	255,905
Seikagaku Corp.	190,200	2,401,854
Ship Health Care Holdings, Inc.	940	573,755
#*So-Net M3, Inc.	32	109,771
#SSP Co., Ltd.	298,000	1,622,101
Toho Holdings Co., Ltd.	3,100	45,599
Torii Pharmaceutical Co., Ltd.	72,800	1,406,427
#Towa Pharmaceutical Co., Ltd.	54,500	2,650,243
*Vital Ksk Holdings, Inc.	142,400	850,636
#Wakamoto Pharmaceutical Co., Ltd.	100,000	359,618
#Zeria Pharmaceutical Co., Ltd.	141,000	1,554,396

Total Health Care		46,920,955

Industrials — (23.9%)
*A&A Material Corp.	235,000	178,859
#Advan Co., Ltd.	99,400	626,732

36

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
*Advanex, Inc.	119,000	$93,722
Aeon Delight Co., Ltd.	96,400	1,478,002
Aica Kogyo Co., Ltd.	236,500	2,262,546
Aichi Corp.	174,200	750,635
Aida Engineering, Ltd.	265,700	793,867
Airtech Japan, Ltd.	26,700	180,452
Alps Logistics Co., Ltd.	52,500	502,359
Altech Co., Ltd.	23,000	47,138
Altech Corp.	37,150	235,365
Amano Corp.	269,000	2,315,421
Ando Corp.	257,000	339,347
Anest Iwata Corp.	149,000	478,028
*AOMI Construction Co., Ltd.	211,000	2,344
Asahi Diamond Industrial Co., Ltd.	245,000	1,726,691
Asahi Holdings, Inc.	120,450	2,040,394
Asahi Kogyosha Co., Ltd.	99,000	415,004
*Asanuma Corp.	1,337,000	1,013,734
Asia Air Survey Co., Ltd.	32,000	86,450
Asunaro Aoki Construction Co., Ltd.	166,500	1,041,414
Ataka Construction & Engineering Co., Ltd.	60,000	143,096
Bando Chemical Industries, Ltd.	340,000	958,991
Bidec Servo Corp.	78,000	374,195
Biken Techno Corp.	14,100	67,007
Bunka Shutter Co., Ltd.	239,000	824,728
Central Glass Co., Ltd.	601,000	2,420,747
Central Security Patrols Co., Ltd.	44,700	434,722
Chudenko Corp.	153,600	2,272,715
Chugai Ro Co., Ltd.	327,000	917,915
#CKD Corp.	229,700	1,708,412
Commuture Corp.	148,202	896,305
Cosel Co., Ltd.	130,700	1,468,294
CTI Engineering Co., Ltd.	44,000	241,703
Dai-Dan Co., Ltd.	156,000	800,168
Daido Kogyo Co., Ltd.	145,000	243,028
Daifuku Co., Ltd.	192,500	1,192,031
Daihen Corp.	459,000	1,599,348
#*Daiho Corp.	1,019,000	749,193
#*Daiichi Chuo Kisen Kaisha	259,000	618,661
#Daiichi Jitsugyo Co., Ltd.	194,000	558,161
Daimei Telecom Engineering Corp.	140,000	1,178,937
#Daiseki Co., Ltd.	147,263	2,893,882
*Daisue Construction Co., Ltd.	271,500	109,804
Daiwa Industries, Ltd.	169,000	881,615
Daiwa Odakyu Construction Co., Ltd.	63,500	169,906
#Danto Holdings Corp.	484,000	576,170
Denyo Co., Ltd.	90,600	665,999
*Dijet Industrial Co., Ltd.	81,000	125,155
DMW Corp.	4,800	78,804
*Dream Incubator, Inc.	168	114,836
*Duskin Co., Ltd.	84,800	1,528,523
*Ebara Corp.	825,000	3,624,591
#*Enshu, Ltd.	215,000	180,515
Freesia Macross Corp.	1,355,000	265,774
*Fuji Electric Holdings Co., Ltd.	1,214,000	2,255,906
*Fujisash Co., Ltd.	49,300	22,787
Fujitec Co., Ltd.	304,000	1,591,069
*Fukuda Corp.	683,000	1,283,321
Fukusima Industries Corp.	29,700	270,137
#Fukuyama Transporting Co., Ltd.	425,400	2,211,852
Funai Consulting, Co., Ltd.	99,300	587,706
Furukawa Co., Ltd.	1,390,000	1,840,275

37

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Furusato Industries, Ltd.	50,600	$305,160
Futaba Corp.	159,500	2,469,449
Gecoss Corp.	113,600	500,960
*Hamai Co., Ltd.	97,000	85,184
Hanwa Co., Ltd.	726,000	2,535,267
Hazama Corp.	285,800	304,508
Hibiya Engineering, Ltd.	130,000	1,114,080
Hitachi Cable, Ltd.	390,000	1,038,685
Hitachi Metals Techno, Ltd.	57,500	233,893
#Hitachi Tool Engineering, Ltd.	94,000	835,783
Hitachi Transport System, Ltd.	27,400	359,400
#*Hitachi Zosen Corp.	1,506,500	1,962,177
Hokuetsu Industries Co., Ltd.	96,000	153,557
Hokuriku Electrical Construction Co., Ltd.	56,000	175,939
Hosokawa Micron Corp.	144,000	570,584
*Howa Machinery, Ltd.	379,000	216,036
Ichiken Co., Ltd.	105,000	144,170
Ichinen Holdings Co., Ltd.	71,100	276,426
#Idec Corp.	131,900	1,003,112
IHI Transport Machinery Co., Ltd.	73,000	315,813
Iino Kaiun Kaisha, Ltd.	337,400	1,499,268
Inaba Denki Sangyo Co., Ltd.	86,000	2,039,682
Inaba Seisakusho Co., Ltd.	60,800	618,497
Inabata & Co., Ltd.	219,900	833,242
Inui Steamship Co., Ltd.	80,800	628,683
#*Iseki & Co., Ltd.	759,000	2,841,757
#Ishii Iron Works Co., Ltd.	110,000	200,509
#*Ishikawa Seisakusho, Ltd.	154,000	90,833
*Ishikawajima Construction Materials Co., Ltd.	215,000	170,333
Itoki Corp.	174,200	420,625
#Iwatani International Corp.	847,000	2,535,233
#Jalux, Inc.	43,300	615,788
#Jamco Corp.	82,000	447,412
Japan Airport Terminal Co., Ltd.	57,800	807,435
#*Japan Bridge Corp.	44,350	83,829
Japan Foundation Engineering Co., Ltd.	95,600	215,839
Japan Kenzai Co., Ltd.	93,440	402,748
Japan Pulp & Paper Co., Ltd.	498,000	1,898,695
Japan Steel Tower Co., Ltd.	44,000	154,780
Japan Transcity Corp.	231,000	680,236
JFE Shoji Holdings, Inc.	243,000	879,212
K.R.S. Corp.	38,200	438,412
*Kamagai Gumi Co., Ltd.	583,800	413,132
Kamei Corp.	118,000	613,655
Kanaden Corp.	118,000	628,149
Kanagawa Chuo Kotsu Co., Ltd.	192,000	1,102,849
Kanamoto Co., Ltd.	114,000	486,692
*Kanematsu Corp.	1,442,625	1,186,067
#*Kanematsu-NNK Corp.	125,000	162,909
#Katakura Industries Co., Ltd.	115,900	1,248,648
#Kato Works Co., Ltd.	197,000	382,678
#*Kawada Technologies, Inc.	106,000	1,810,018
Kawagishi Bridge Works Co., Ltd.	38,000	103,937
Kawasaki Kinkai Kisen Kaisha, Ltd.	100,000	273,109
*Keihin Co., Ltd. (The)	199,000	266,828
Kimura Chemical Plants Co., Ltd.	59,400	583,127
Kinki Sharyo Co., Ltd.	203,000	1,702,327
Kintetsu World Express, Inc.	101,800	2,366,170
#Kitagawa Iron Works Co., Ltd.	335,000	371,562
#Kitano Construction Corp.	252,000	615,013
Kitazawa Sangyo Co., Ltd.	57,000	137,492

38

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Kitz Corp.	409,000	$2,115,368
Kodensha Co., Ltd. (The)	25,000	56,909
#Koike Sanso Kogyo Co., Ltd.	152,000	430,635
Koito Industries, Ltd.	102,000	308,791
Kokuyo Co., Ltd.	107,825	941,222
Komai Tekko, Inc.	109,000	230,296
Komatsu Wall Industry Co., Ltd.	32,900	399,603
Komori Corp.	109,000	1,289,288
Kondotec, Inc.	40,500	269,060
*Kosaido Co., Ltd.	386,900	861,232
Kuroda Electric Co., Ltd.	109,900	1,588,760
Kyodo Printing Co., Ltd.	303,000	870,187
Kyoei Sangyo Co., Ltd.	97,000	205,382
Kyokuto Boeki Kaisha, Ltd.	82,000	113,260
Kyokuto Kaihatsu Kogyo Co., Ltd.	146,400	579,191
Kyosan Electric Manufacturing Co., Ltd.	213,000	984,775
Kyowa Exeo Corp.	306,000	2,802,620
Kyudenko Corp.	237,000	1,422,227
*LCA Holdings Corp.	14,600	1,112
#*Lonseal Corp.	127,000	139,470
Maeda Corp.	624,000	1,716,026
Maeda Road Construction Co., Ltd.	291,000	2,371,962
*Maezawa Industries, Inc.	59,300	102,801
Maezawa Kaisei Industries Co., Ltd.	53,300	579,562
Maezawa Kyuso Industries Co., Ltd.	50,400	735,441
*Makino Milling Machine Co., Ltd.	322,000	1,258,495
Marubeni Construction Material Lease Co., Ltd.	78,000	106,996
Maruka Machinery Co., Ltd.	28,100	234,600
Maruwn Corp.	66,000	171,072
#Maruyama Manufacturing Co., Inc.	150,000	301,480
Maruzen Showa Unyu Co., Ltd.	327,000	1,109,408
#Matsuda Sangyo Co., Ltd.	80,282	1,362,442
Matsui Construction Co., Ltd.	98,600	364,328
Max Co., Ltd.	184,000	1,890,820
#Meidensha Corp.	764,050	3,828,337
*Meiji Machine Co., Ltd.	213,000	93,475
#Meiji Shipping Co., Ltd.	106,100	518,120
Meisei Industrial Co., Ltd.	29,000	64,917
#Meitec Corp.	132,000	2,225,357
Meito Transportation Co., Ltd.	22,000	191,021
#*Meiwa Trading Co., Ltd.	140,000	249,771
Mesco, Inc.	30,000	176,637
Misumi Group, Inc.	29,700	506,867
Mitani Corp.	52,600	334,496
*Mitsubishi Cable Industries, Ltd.	717,000	647,583
Mitsubishi Kakoki Kaisha, Ltd.	248,000	654,902
Mitsubishi Pencil Co., Ltd.	118,300	1,420,406
#Mitsuboshi Belting, Ltd.	274,000	1,035,662
Mitsui Matsushima Co., Ltd.	338,000	579,749
#Mitsui-Soko Co., Ltd.	475,000	1,647,633
Mitsumura Printing Co., Ltd.	93,000	327,354
Miura Co., Ltd.	132,100	3,689,039
Miura Printing Corp.	19,000	44,922
#*Miyaji Engineering Group, Inc.	1,872,175	1,615,607
#*Miyakoshi Corp.	48,400	292,844
*Mori Denki Mfg. Co., Ltd.	625,000	81,832
Mori Seiki Co., Ltd.	110,400	1,193,749
Morita Holdings Corp.	159,000	819,508
#Moshi Moshi Hotline, Inc.	117,900	2,142,207
Mystar Engineering Corp.	15,600	49,885
Nabtesco Corp.	174,000	2,003,262

39

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Nac Co., Ltd.	28,900	$273,390
Nachi-Fujikoshi Corp.	588,000	1,302,687
Naikai Zosen Corp.	75,000	244,943
Nakano Corp.	103,000	189,737
Narasaki Sangyo Co., Ltd.	68,000	68,699
NEC Capital Solutions, Ltd.	70,700	960,657
NEC Networks & System Integration Corp.	127,000	1,543,109
New Tachikawa Aircraft Co., Ltd.	9,900	547,566
*Nichias Corp.	424,000	1,531,860
Nichiban Co., Ltd.	122,000	421,024
*Nichiha Corp.	112,480	676,560
Nichireki Co., Ltd.	96,000	405,645
*Nihon Spindle Manufacturing Co., Ltd.	115,000	171,018
Nikko Co., Ltd.	127,000	350,993
Nippo Corp.	276,000	2,129,147
Nippon Carbon Co., Ltd.	396,000	1,350,777
#Nippon Conveyor Co., Ltd.	168,000	145,005
Nippon Densetsu Kogyo Co., Ltd.	204,000	1,714,178
Nippon Denwa Shisetu Co., Ltd.	203,000	616,336
Nippon Filcon Co., Ltd.	73,100	397,503
Nippon Hume Corp.	91,000	259,703
Nippon Jogesuido Sekkei Co., Ltd.	289	332,036
#Nippon Kanzai Co., Ltd.	51,300	984,299
Nippon Koei Co., Ltd.	272,000	869,767
Nippon Konpo Unyu Soko Co., Ltd.	247,000	2,682,995
#Nippon Seisen Co., Ltd.	107,000	304,935
#Nippon Sharyo, Ltd.	78,000	494,232
*Nippon Shindo Co., Ltd.	50,000	52,301
Nippon Signal Co., Ltd.	210,200	1,900,987
Nippon Steel Trading Co., Ltd.	369,000	627,150
#Nippon Thompson Co., Ltd.	255,000	1,337,420
*Nippon Tungsten Co., Ltd.	81,000	116,157
Nippon Yusoki Co., Ltd.	138,000	314,124
Nishimatsu Construction Co., Ltd.	954,000	1,450,671
Nishishiba Electric Co., Ltd.	101,000	185,833
Nissei Corp.	104,600	720,153
*Nissei Plastic Industrial Co., Ltd.	392,200	1,230,562
Nissin Corp.	342,000	781,207
Nissin Electric Co., Ltd.	19,000	105,733
Nitchitsu Co., Ltd.	60,000	145,741
Nitta Corp.	101,400	1,479,502
Nitto Boseki Co., Ltd.	847,000	1,530,011
Nitto Electric Works, Ltd.	150,700	1,502,254
Nitto Kohki Co., Ltd.	73,500	1,524,184
Nitto Seiko Co., Ltd.	140,000	345,576
*Nittoc Construction Co., Ltd.	316,000	155,264
*Noda Corp.	169,300	283,046
Nomura Co., Ltd.	205,000	590,482
Noritake Co., Ltd.	543,000	1,586,086
#Noritz Corp.	100,900	1,280,653
*Oak Capital Corp.	662,354	131,552
Obayashi Road Corp.	106,000	185,390
Oiles Corp.	119,142	1,954,734
Okamoto Machine Tool Works, Ltd.	164,000	162,868
#Okamura Corp.	342,900	1,685,440
#Okano Valve Manufacturing Co.	58,000	568,461
*Oki Electric Cable Co., Ltd.	117,000	172,906
#*OKK Corp.	255,000	208,215
OKUMA Corp.	152,000	737,015
#Okumura Corp.	750,400	2,614,142
O-M, Ltd.	105,000	338,869

40

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Onoken Co., Ltd.	70,000	$584,518
Organo Corp.	195,000	1,387,244
*Oriental Shiraishi Corp.	442,800	4,919
*Original Engineering Consultants Co., Ltd.	66,500	86,699
OSG Corp.	116,800	1,148,746
Oyo Corp.	107,500	953,761
#*P.S. Mitsubishi Construction Co., Ltd.	76,800	284,086
#Park24 Co., Ltd.	131,900	1,471,242
*Penta-Ocean Construction Co., Ltd.	841,000	951,673
Pilot Corp.	759	886,327
Pronexus, Inc.	133,400	887,801
Raito Kogyo Co., Ltd.	193,700	385,717
Rheon Automatic Machinery Co., Ltd.	64,000	195,059
*Ryobi, Ltd.	558,200	1,444,762
*Sailor Pen Co., Ltd.	127,000	80,852
Sakai Heavy Industries, Ltd.	126,000	185,785
*Sakurada Co., Ltd.	225,000	61,844
#*Sanix, Inc.	157,400	279,720
Sanki Engineering Co., Ltd.	261,000	1,916,981
#Sanko Metal Industrial Co., Ltd.	118,000	313,558
*Sankyo-Tateyama Holdings, Inc.	1,102,000	1,085,064
Sankyu, Inc.	445,000	1,951,308
Sanritsu Corp.	17,800	113,009
Sanwa Holdings Corp.	326,000	893,853
Sanyo Denki Co., Ltd.	214,000	993,020
Sanyo Engineering & Construction, Inc.	48,000	169,558
Sanyo Industries, Ltd.	102,000	164,076
#Sasebo Heavy Industries Co., Ltd.	546,000	1,208,581
Sato Corp.	108,600	1,322,037
Sato Shoji Corp.	65,300	350,025
*Sawafuji Electric Co., Ltd.	48,000	81,115
Secom Joshinetsu Co., Ltd.	33,900	692,107
Secom Techno Service Co., Ltd.	40,500	1,119,569
Seibu Electric Industry Co., Ltd.	67,000	292,309
Seika Corp.	267,000	616,582
#*Seikitokyu Kogyo Co., Ltd.	335,000	173,590
Seino Holdings Co., Ltd.	157,000	1,161,775
Sekisui Jushi Co., Ltd.	162,000	1,305,216
Senko Co., Ltd.	371,000	1,390,823
Senshu Electric Co., Ltd.	37,300	418,312
#Shibusawa Warehouse Co., Ltd.	259,000	803,145
Shibuya Kogyo Co., Ltd.	82,300	746,097
#Shima Seiki Manufacturing Co., Ltd.	59,600	1,215,954
Shin Nippon Air Technologies Co., Ltd.	84,980	598,458
#Shin-Keisei Electric Railway Co., Ltd.	174,000	688,742
#Shin-Kobe Electric Machinery Co., Ltd.	109,000	1,336,687
Shinmaywa Industries, Ltd.	403,000	1,452,387
Shinnihon Corp.	215,900	388,568
Shinsho Corp.	284,000	470,414
*Shinwa Kaiun Kaisha, Ltd.	409,000	1,115,577
Sho-Bond Corp.	98,100	1,715,842
#Shoko Co., Ltd.	316,000	393,523
#Showa Aircraft Industry Co., Ltd.	112,000	742,344
Showa KDE Co., Ltd.	124,000	136,829
#Sinfonia Technology Co., Ltd.	496,000	1,185,052
Sintokogio, Ltd.	191,800	1,359,375
Soda Nikka Co., Ltd.	67,000	239,049
Sohgo Security Services Co., Ltd.	142,100	1,644,568
#Space Co., Ltd.	73,420	533,484
Subaru Enterprise Co., Ltd.	59,000	179,655
Sugimoto & Co., Ltd.	34,100	332,989

41

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Sumitomo Densetsu Co., Ltd.	104,600	$546,299
*Sumitomo Mitsui Construction Co., Ltd.	122,000	106,045
#Sumitomo Precision Products Co., Ltd.	176,000	529,841
Sumitomo Warehouse Co., Ltd.	292,000	1,286,527
#Sun Wave Corp.	785,000	2,215,942
*Suzuki Metal Industry Co., Ltd.	71,000	141,107
*SWCC Showa Holdings Co., Ltd.	831,000	785,304
Tadano, Ltd.	157,579	746,197
Taihei Dengyo Kaisha, Ltd.	152,000	1,840,158
*Taihei Kogyo Co., Ltd.	257,000	829,147
#*Taiheiyo Kaiun Co., Ltd.	167,000	149,178
Taiheiyo Kouhatsu, Inc.	95,000	74,581
Taikisha, Ltd.	125,600	1,585,035
Takada Kiko Co., Ltd.	350,000	665,195
Takano Co., Ltd.	52,000	319,989
#Takara Printing Co., Ltd.	38,055	324,386
Takara Standard Co., Ltd.	515,000	2,970,448
#Takasago Thermal Engineering Co., Ltd.	292,000	2,318,285
#*Takashima & Co., Ltd.	137,000	197,746
Takigami Steel Construction Co., Ltd.	50,000	122,004
Takisawa Machine Tool Co., Ltd.	191,000	139,867
*Takuma Co., Ltd.	297,000	773,936
*Tanseisha Co., Ltd.	74,000	189,888
Tatsuta Electric Wire & Cable Co., Ltd.	215,000	498,671
*TCM Corp.	238,000	557,145
TECHNO ASSOCIE Co., Ltd.	58,400	418,487
Techno Ryowa, Ltd.	71,390	377,221
#Teikoku Electric Manufacturing Co., Ltd.	32,100	670,702
*Tekken Corp.	521,000	454,808
Teraoka Seisakusho Co., Ltd.	53,600	248,903
Toa Corp.	744,000	782,319
Toa Doro Kogyo Co., Ltd.	155,000	222,829
#*Tobishima Corp.	1,548,500	406,182
#Tocalo Co., Ltd.	51,600	837,925
Toda Corp.	623,000	2,076,783
Todentu Corp.	121,000	216,168
Toenec Corp.	246,000	1,488,122
Tokai Lease Co., Ltd.	86,000	136,177
#Toko Electric Corp.	88,000	492,568
Tokyo Biso Kogyo Corp.	19,000	139,310
Tokyo Energy & Systems, Inc.	126,000	1,006,859
Tokyo Keiki, Inc.	265,000	320,450
#Tokyo Kikai Seisakusho, Ltd.	304,000	483,112
Tokyo Sangyo Co., Ltd.	78,000	225,808
Tokyu Community Corp.	48,200	1,036,181
Toli Corp.	207,000	376,314
Tomoe Corp.	115,500	282,721
Tonami Holdings Co., Ltd.	331,000	900,731
#*Tori Holdings Co., Ltd.	230,100	115,131
#Torishima Pump Manufacturing Co., Ltd.	100,000	1,735,168
#Toshiba Machine Co., Ltd.	249,000	796,701
#Toshiba Plant Kensetsu Co., Ltd.	219,450	2,872,309
Tosho Printing Co., Ltd.	243,000	512,538
Totetsu Kogyo Co., Ltd.	122,000	716,297
*Totoku Electric Co., Ltd.	101,000	105,686
#Toyo Electric Co., Ltd.	156,000	1,363,770
Toyo Engineering Corp.	628,400	2,092,719
*Toyo Machinery & Metal Co., Ltd.	61,000	92,603
Toyo Shutter Co., Ltd.	11,800	78,350
#Toyo Tanso Co, Ltd.	19,400	958,925
#Toyo Wharf & Warehouse Co., Ltd.	274,000	506,202

42

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Trinity Industrial Corp.	56,000	$272,954
Trusco Nakayama Corp.	101,500	1,581,456
Tsubakimoto Chain Co.	579,700	2,505,300
Tsubakimoto Kogyo Co., Ltd.	97,000	208,369
#Tsugami Corp.	265,000	498,120
Tsukishima Kikai Co., Ltd.	140,000	878,749
Tsurumi Manufacturing Co., Ltd.	94,000	664,490
Tsuzuki Denki Co., Ltd.	75,000	301,157
TTK Co., Ltd.	62,000	228,368
Uchida Yoko Co., Ltd.	171,000	513,745
Ueki Corp.	455,000	638,205
#Union Tool Co.	67,100	1,956,843
Utoc Corp.	96,400	267,379
*Venture Link Co., Ltd.	405,500	66,338
#*Wakachiku Construction Co., Ltd.	2,549,000	1,305,914
Weathernews, Inc.	26,700	349,977
Yahagi Construction Co., Ltd.	151,000	994,698
Yamabiko Corp.	28,782	350,204
Yamato Corp.	82,000	278,297
Yamaura Corp.	40,500	88,792
Yamazen Co., Ltd.	306,600	994,476
Yasuda Warehouse Co., Ltd. (The)	98,200	668,435
Yokogawa Bridge Holdings Corp.	139,400	1,178,417
Yondenko Corp.	133,800	752,591
Yuasa Trading Co., Ltd.	779,000	730,313
Yuken Kogyo Co., Ltd.	156,000	223,594
Yurtec Corp.	231,000	1,457,637
Yusen Air & Sea Service Co., Ltd.	9,700	129,922
Yushin Precision Equipment Co., Ltd.	53,534	860,138

Total Industrials		321,133,374

Information Technology — (10.0%)
#Ai Holdings Corp.	182,600	642,298
Aichi Tokei Denki Co., Ltd.	113,000	337,288
Aiphone Co., Ltd.	70,900	1,259,539
#*Allied Telesis Holdings K.K.	470,700	246,569
Alpha Systems, Inc.	36,500	697,263
*Alps Electric Co., Ltd.	351,500	2,193,937
*Anritsu Corp.	435,000	1,528,960
AOI Electronics Co., Ltd.	37,400	629,235
*Apic Yamada Corp.	36,000	73,163
#CAC Corp.	69,100	478,985
Canon Electronics, Inc.	68,200	1,355,796
Canon Finetech, Inc.	107,970	1,403,326
Capcom Co., Ltd.	137,800	2,316,110
Chino Corp.	158,000	412,851
#*CMK Corp.	70,100	497,050
Computer Engineering & Consulting, Ltd.	61,500	398,921
Core Corp.	45,700	320,142
Cresco, Ltd.	23,200	107,645
#*CSK Holdings Corp.	144,200	542,798
#Cybozu, Inc.	615	272,890
*Daiko Denshi Tsushin, Ltd.	23,000	42,575
#*Dainippon Screen Manufacturing Co., Ltd.	652,000	2,771,193
Denki Kogyo Co., Ltd.	237,000	1,135,043
DKK TOA Corp.	31,000	64,525
DTS Corp.	84,900	729,692
#Dwango Co., Ltd.	230	479,074
eAccess, Ltd.	4,312	3,024,281
Eizo Nanao Corp.	75,600	1,795,087
*Elna Co., Ltd.	97,000	93,750

43

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
ESPEC Corp.	79,800	$500,170
#*FDK Corp.	469,000	738,047
#Fuji Soft, Inc.	122,700	2,122,495
*Fujitsu Component, Ltd.	176	45,246
Fujitsu Frontech, Ltd.	78,600	657,428
Fuso Dentsu Co., Ltd.	16,000	53,691
Future Architect, Inc.	1,445	582,772
#GMO Internet, Inc.	10,100	46,152
Hakuto Co., Ltd.	80,300	720,196
Hitachi Business Solution Co., Ltd.	43,200	322,295
#Hitachi Kokusai Electric, Inc.	292,500	2,260,145
#Hochiki Corp.	97,000	538,851
#Hokuriku Electric Industry Co., Ltd.	308,000	547,749
#Horiba, Ltd.	83,500	2,019,160
Hosiden Corp.	243,000	2,942,705
Icom, Inc.	49,700	1,200,180
#*Ikegami Tsushinki Co., Ltd.	174,000	150,032
Ines Corp.	172,500	1,299,767
I-Net Corp.	47,800	262,849
Information Services International-Dentsu, Ltd.	84,500	535,057
Internet Initiative Japan, Inc.	24	54,136
#Ishii Hyoki Co., Ltd.	23,700	298,685
IT Holdings Corp.	262,001	3,228,913
ITC Networks Corp.	21	48,896
*Iwatsu Electric Co., Ltd.	303,000	273,480
Japan Aviation Electronics Industry, Ltd.	300,600	1,835,527
Japan Business Computer Co., Ltd.	74,900	514,519
#Japan Cash Machine Co., Ltd.	98,115	785,336
Japan Digital Laboratory Co., Ltd.	110,800	1,372,198
Japan Radio Co., Ltd.	435,000	855,210
Jastec Co., Ltd.	61,400	394,096
JBIS Holdings, Inc.	79,600	279,482
JIEC Co., Ltd.	199	160,228
Kaga Electronics Co., Ltd.	97,300	976,655
#Kakaku.com, Inc.	507	1,853,942
Kanematsu Electronics, Ltd.	83,100	748,478
Kawatetsu Systems, Inc.	174	153,937
Koa Corp.	148,700	1,201,234
#*Kubotek Corp.	401	128,005
Kyoden Co., Ltd.	160,000	220,347
Kyowa Electronic Instruments Co., Ltd.	52,000	154,997
Macnica, Inc.	56,400	895,298
#Marubun Corp.	96,100	507,098
Maruwa Co., Ltd.	36,500	843,954
#Maspro Denkoh Corp.	61,000	580,022
#Megachips Corp.	87,300	1,445,650
*Meisei Electric Co., Ltd.	359,000	346,134
Melco Holdings, Inc.	9,000	180,363
Mimasu Semiconductor Industry Co., Ltd.	95,081	1,234,455
Miroku Jyoho Service Co., Ltd.	107,000	238,976
*Mitsui High-Tec, Inc.	138,700	1,400,746
Mitsui Knowledge Industry Co., Ltd.	3,688	619,675
*Mutoh Holdings Co., Ltd.	160,000	250,158
*Nagano Japan Radio Co., Ltd.	85,000	128,744
*Nagano Keiki Co., Ltd.	600	3,870
Nakayo Telecommunications, Inc.	543,000	1,062,953
*NEC Electronics Corp.	63,300	469,443
NEC Fielding, Ltd.	109,600	1,613,700
NEC Mobiling, Ltd.	49,600	1,351,481
#Net One Systems Co., Ltd.	1,889	2,476,401
*Netmarks, Inc.	523	120,646

44

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
Nichicon Corp.	265,000	$2,649,101
#Nidec Sankyo Corp.	200,000	1,519,702
Nihon Dempa Kogyo Co., Ltd.	69,000	1,285,788
#*Nihon Inter Electronics Corp.	104,700	359,673
Nihon Unisys, Ltd.	169,700	1,446,209
*Nippon Avionics Co., Ltd.	83,000	163,243
#Nippon Ceramic Co., Ltd.	86,700	1,172,052
#*Nippon Chemi-Con Corp.	466,000	1,724,293
Nippon Systemware Co., Ltd.	30,000	100,909
Nohmi Bosai, Ltd.	134,000	984,819
#NS Solutions Corp.	55,700	1,019,076
#NSD Co., Ltd.	173,800	1,772,174
#Obic Business Consultants Co., Ltd.	5,800	278,961
Okaya Electric Industries Co., Ltd.	73,000	185,759
*Oki Electric Industry Co., Ltd.	2,062,000	1,860,276
Ono Sokki Co., Ltd.	103,000	463,620
Origin Electric Co., Ltd.	105,000	269,501
Osaki Electric Co., Ltd.	128,000	1,238,360
Panasonic Electric Works Information Systems Co., Ltd.	1,600	44,947
PCA Corp.	17,500	157,250
#*Pixela Corp.	19,200	65,949
*Rikei Corp.	174,500	175,070
Riken Keiki Co., Ltd.	77,800	554,738
#Roland DG Corp.	57,500	754,129
Ryoden Trading Co., Ltd.	152,000	871,288
Ryosan Co., Ltd.	122,000	2,913,094
Ryoyo Electro Corp.	108,000	883,516
Sanken Electric Co., Ltd.	300,000	1,091,890
Sanko Co., Ltd.	22,000	72,437
Sanshin Electronics Co., Ltd.	108,100	851,584
Satori Electric Co., Ltd.	56,380	360,986
*Saxa Holdings, Inc.	194,000	407,702
*Sekonic Corp.	36,000	45,760
#*Shibaura Mechatronics Corp.	171,000	630,662
*Shindengen Electric Manufacturing Co., Ltd.	296,000	700,421
Shinkawa, Ltd.	68,400	1,098,542
Shinko Shoji Co., Ltd.	75,900	589,072
#Shizuki Electric Co., Inc.	103,000	443,139
#Siix Corp.	83,700	918,629
*Simplex Technology, Inc.	115	54,512
#SMK Corp.	265,000	1,679,866
So-Net Entertainment Corp.	26	56,735
Sorun Corp.	92,600	468,161
*SPC Electronics Corp.	48,200	59,911
#SRA Holdings, Inc.	49,700	436,678
Star Micronics Co., Ltd.	133,000	1,093,625
#Sumida Corp.	66,249	438,013
Sumisho Computer Systems Corp.	125,700	1,990,521
#SUNX, Ltd.	117,400	406,174
#SystemPro Co., Ltd.	676	322,325
Tachibana Eletech Co., Ltd.	62,400	448,779
Taiyo Yuden Co., Ltd.	200,000	2,250,265
#*Tamura Corp.	253,000	817,893
*Tecmo Koei Holdings Co., Ltd.	182,030	1,521,189
#Teikoku Tsushin Kogyo Co., Ltd.	172,000	397,491
TKC Corp.	97,900	1,975,342
*Toko, Inc.	331,000	487,528
Tokyo Denpa Co., Ltd.	24,900	168,219
Tokyo Electron Device, Ltd.	352	454,281
#*Tokyo Seimitsu Co., Ltd.	110,000	1,381,464
Tomen Electronics Corp.	50,600	567,606

45

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
#Topcon Corp.	154,800	$850,267
Tose Co., Ltd.	23,100	155,865
*Toshiba TEC Corp.	335,000	1,358,266
Toukei Computer Co., Ltd.	27,710	369,551
Toyo Corp.	110,600	997,821
#*Trans Cosmos, Inc.	138,600	1,221,515
Tsuzuki Densan Co., Ltd.	22,500	62,461
#Ulvac, Inc.	86,700	2,038,640
#*Uniden Corp.	121,000	281,555
*Union Holdings Co., Ltd.	891,600	117,004
*Wacom Co., Ltd.	519	1,155,123
XNET Corp.	21	31,212
#*Yamaichi Electronics Co., Ltd.	260,900	529,188
Yaskawa Information Systems Corp.	40,000	135,743
Ye Data, Inc.	43,000	66,512
Yokowo Co., Ltd.	69,500	408,197
#Zuken, Inc.	95,200	769,630

Total Information Technology		134,852,490

Materials — (11.2%)
Achilles Corp.	670,000	961,683
Adeka Corp.	341,200	3,127,162
Agro-Kanesho Co., Ltd.	7,000	58,963
Aichi Steel Corp.	367,000	1,756,650
Arakawa Chemical Industries, Ltd.	67,700	837,040
Araya Industrial Co., Ltd.	204,000	307,109
Aronkasei Co., Ltd.	124,000	537,665
Asahi Organic Chemicals Industry Co., Ltd.	334,000	840,928
Chuetsu Pulp & Paper Co., Ltd.	395,000	780,979
#*Chugai Mining Co., Ltd.	852,400	386,443
Chugoku Marine Paints, Ltd.	233,000	1,634,219
#*Chugokukogyo Co., Ltd.	105,000	111,431
Chuo Denki Kogyo Co., Ltd.	90,000	745,227
#Co-Op Chemical Co., Ltd.	159,000	286,110
*Dai Nippon Toryo, Ltd.	488,000	561,088
#Daiichi Kigenso Kagaku-Kyogyo Co., Ltd.	14,300	464,599
Daiichi Kogyo Seiyaku Co., Ltd.	121,000	368,612
#Daiken Corp.	439,000	983,783
Dainichiseika Colour & Chemicals Manufacturing Co., Ltd.	312,000	1,049,626
Daio Paper Corp.	119,500	1,002,104
Daiso Co., Ltd.	356,000	1,006,286
DC Co., Ltd.	113,900	352,194
DIC Corp.	250,000	409,173
Dowa Holdings Co., Ltd.	283,000	1,652,237
Dynapac Co., Ltd.	25,000	81,143
#FP Corp.	63,900	3,165,602
Fujikura Kasei Co., Ltd.	94,500	488,220
Fumakilla, Ltd.	85,000	416,018
Geostar Corp.	88,000	94,977
Godo Steel, Ltd.	542,000	1,051,669
#Gun-Ei Chemical Industry Co., Ltd.	278,000	668,193
Harima Chemicals, Inc.	78,000	483,855
#Hodogaya Chemical Co., Ltd.	281,000	687,493
Hokkan Holdings, Ltd.	210,000	535,269
Hokko Chemical Industry Co., Ltd.	90,000	303,007
Hokuetsu Kishu Paper Co., Ltd.	601,199	3,109,276
#Hokushin Co., Ltd.	64,000	112,914
Honshu Chemical Industry Co., Ltd.	35,000	152,206
Ihara Chemical Industry Co., Ltd.	155,000	526,722
#ISE Chemicals Corp.	86,000	557,015
*Ishihara Sangyo Kaisha, Ltd.	1,292,500	1,051,973

46

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
Japan Carlit Co., Ltd.	59,800	$297,476
JSP Corp.	106,700	1,020,133
#Kanto Denka Kogyo Co., Ltd.	194,000	1,579,983
Katakura Chikkarin Co., Ltd.	43,000	133,327
Kawakin Holdings Co., Ltd.	11,000	35,489
Kawasaki Kasei Chemicals, Ltd.	121,000	152,516
Koatsu Gas Kogyo Co., Ltd.	166,000	956,588
#Kohsoku Corp.	62,800	479,844
Konishi Co., Ltd.	67,500	644,747
#Kumiai Chemical Industry Co., Ltd.	227,000	795,500
Kureha Corp.	627,500	3,384,770
*Kurosaki Harima Corp.	286,000	440,117
Kyoei Steel, Ltd.	8,900	198,860
Lintec Corp.	87,400	1,547,548
MEC Co., Ltd.	61,200	450,472
Mitsubishi Paper Mills, Ltd.	1,094,000	1,408,328
*Mitsubishi Steel Manufacturing Co., Ltd.	523,000	1,024,153
*Mitsui Mining & Smelting Co., Ltd.	389,000	1,002,361
Mory Industries, Inc.	154,000	332,026
Nakabayashi Co., Ltd.	181,000	373,092
Nakayama Steel Works, Ltd.	443,000	674,451
#Neturen Co., Ltd.	153,800	1,088,011
Nichia Steel Works, Ltd.	175,900	541,116
Nifco, Inc.	162,700	3,329,607
Nihon Kagaku Sangyo Co., Ltd.	79,000	544,410
*Nihon Matai Co., Ltd.	111,000	117,135
#Nihon Nohyaku Co., Ltd.	219,000	1,392,424
Nihon Parkerizing Co., Ltd.	230,000	2,726,796
Nihon Seiko Co., Ltd.	18,000	38,713
*Nippon Carbide Industries Co., Inc.	201,000	235,914
Nippon Chemical Industrial Co., Ltd.	281,000	661,408
*Nippon Chutetsukan K.K.	97,000	154,885
Nippon Chuzo K.K.	136,000	166,589
Nippon Coke & Engineering Co., Ltd.	772,500	933,333
#Nippon Concrete Industries Co., Ltd.	157,000	260,143
#Nippon Denko Co., Ltd.	372,000	2,646,303
Nippon Fine Chemical Co., Ltd.	90,600	833,044
#Nippon Kasei Chemical Co., Ltd.	355,000	763,766
Nippon Kayaku Co., Ltd.	248,000	2,218,653
#*Nippon Kinzoku Co., Ltd.	222,000	397,397
#Nippon Koshuha Steel Co., Ltd.	438,000	451,970
*Nippon Light Metal Co., Ltd.	1,115,000	981,569
#Nippon Metal Industry Co., Ltd.	592,000	1,059,251
#Nippon Paint Co., Ltd.	727,200	4,364,964
Nippon Paper Group, Inc.	16,119	427,759
Nippon Pigment Co., Ltd.	43,000	76,813
*Nippon Pillar Packing Co., Ltd.	83,000	376,105
Nippon Soda Co., Ltd.	525,000	2,113,538
Nippon Synthetic Chemical Industry Co., Ltd. (The)	310,000	2,276,763
Nippon Valqua Industries, Ltd.	313,000	615,364
Nippon Yakin Kogyo Co., Ltd.	395,500	1,919,131
Nittetsu Mining Co., Ltd.	281,000	1,505,230
#Nitto FC Co., Ltd.	72,000	401,256
#NOF Corp.	701,000	3,179,395
Okabe Co., Ltd.	186,900	662,344
Okamoto Industries, Inc.	401,000	1,523,119
*Okura Industrial Co., Ltd.	211,000	633,887
Osaka Organic Chemical Industry, Ltd.	66,000	284,921
Osaka Steel Co., Ltd.	81,400	1,503,735
#Osaka Titanium Technologies Co., Ltd.	31,000	821,810
Pacific Metals Co., Ltd.	210,000	1,577,975

47

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
#Pack Corp. (The)	66,200	$995,258
Riken Technos Corp.	197,000	460,493
#*S Science Co., Ltd.	3,252,000	105,962
S.T. Chemical Co., Ltd.	84,400	946,147
Sakai Chemical Industry Co., Ltd.	355,000	1,437,335
Sakata INX Corp.	214,000	820,642
Sanyo Chemical Industries, Ltd.	340,000	1,903,004
Sanyo Special Steel Co., Ltd.	542,300	1,994,051
Sekisui Plastics Co., Ltd.	245,000	962,019
Shikoku Chemicals Corp.	202,000	1,300,291
Shinagawa Refractories Co., Ltd.	224,000	435,299
Shin-Etsu Polymer Co., Ltd.	245,200	1,582,416
Shinko Wire Co., Ltd.	185,000	292,896
Showa Tansan Co., Ltd.	13,000	57,402
Somar Corp.	43,000	104,601
#Stella Chemifa Corp.	42,100	2,316,828
Sumitomo Bakelite Co., Ltd.	192,000	905,426
*Sumitomo Light Metal Industries, Ltd.	1,248,000	1,116,154
#Sumitomo Osaka Cement Co., Ltd.	225,000	394,142
Sumitomo Pipe & Tube Co., Ltd.	108,100	613,196
Sumitomo Seika Chemicals Co., Ltd.	238,000	911,612
#T. Hasegawa Co., Ltd.	129,300	1,992,997
Taisei Lamick Co., Ltd.	18,500	446,430
Takasago International Corp.	339,000	1,770,727
Takiron Co., Ltd.	243,000	669,146
Tayca Corp.	151,000	421,898
Tenma Corp.	98,900	1,158,072
#*Titan Kogyo K.K.	59,000	136,963
Toagosei Co., Ltd.	897,000	3,137,826
#Toda Kogyo Corp.	158,000	1,517,709
#Toho Titanium Co., Ltd.	65,400	817,178
#Toho Zinc Co., Ltd.	425,000	2,116,108
Tokai Carbon Co., Ltd.	387,000	1,867,980
Tokushu Tokai Holdings Co., Ltd.	505,580	1,272,255
Tokyo Ohka Kogyo Co., Ltd.	111,900	2,155,927
#Tokyo Rope Manufacturing Co., Ltd.	557,000	1,572,477
#*Tomoegawa Paper Co., Ltd.	125,000	307,323
Tomoku Co., Ltd.	294,000	668,838
Topy Industries, Ltd.	748,000	1,451,842
Toyo Ink Manufacturing Co., Ltd.	541,000	1,881,610
Toyo Kohan Co., Ltd.	273,000	1,323,157
TYK Corp.	142,000	330,006
Ube Material Industries, Ltd.	275,000	722,082
Wood One Co., Ltd.	169,000	433,866
Yamamura Glass Co., Ltd.	360,000	1,145,462
Yodogawa Steel Works, Ltd.	624,500	2,584,582
Yuki Gosei Kogyo Co., Ltd.	64,000	182,812
#Yushiro Chemical Industry Co., Ltd.	51,600	780,454
Zeon Corp.	503,000	2,286,496

Total Materials		151,252,587

Telecommunication Services — (0.0%)
#*Invoice, Inc.	39,279	596,409

Utilities — (0.7%)
Hokkaido Gas Co., Ltd.	210,000	585,987
Hokuriku Gas Co., Ltd.	99,000	286,289
Okinawa Electric Power Co., Ltd.	32,671	1,759,591
#Saibu Gas Co., Ltd.	1,291,000	3,693,034
Shizuoka Gas Co., Ltd.	258,000	1,990,313

48

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Utilities — (Continued)
#Tokai Corp.	236,000	$1,291,884

Total Utilities		9,607,098

TOTAL COMMON STOCKS		1,172,144,924

RIGHTS/WARRANTS — (0.0%)
*Showa Rubber Co., Ltd. Warrants 01/01/10	16,520	—

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $115,000 FNMA 6.50%, 06/25/39, valued at $123,769) to be repurchased at $118,002	$118	118,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.9%)
§@DFA Short Term Investment Fund LP	172,297,110	172,297,110
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $752,982) to be repurchased at $738,222	$738	738,218

TOTAL SECURITIES LENDING COLLATERAL		173,035,328

TOTAL INVESTMENTS — (100.0%) (Cost $1,560,342,919)		$1,345,298,252

See accompanying Notes to Financial Statements.

49

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (82.9%)
AUSTRALIA — (48.9%)
#*A.B.C. Learning Centres, Ltd.	535,970	$—
*Adacel Technologies, Ltd.	113,249	57,159
*Adamus Resources, Ltd.	895,668	336,150
ADCorp Australia, Ltd.	212,402	57,599
#Adelaide Brighton, Ltd.	1,480,311	3,724,318
*Aditya Birla Minerals, Ltd.	841,658	943,247
Adtrans Group, Ltd.	37,239	105,911
#*AED Oil, Ltd.	282,000	139,482
Aevum, Ltd.	442,938	592,077
*Agenix, Ltd.	707,478	10,826
*Ainsworth Game Technology, Ltd.	380,243	56,675
#AJ Lucas Group, Ltd.	333,607	1,286,330
*Alchemia, Ltd.	613,381	388,289
#Alesco Corp., Ltd.	457,971	2,053,018
*Alkane Resources, Ltd.	938,520	314,681
#*Alliance Resources, Ltd.	334,977	185,729
*Allied Medical, Ltd.	11,746	—
Altium, Ltd.	158,490	35,198
*Amadeus Energy, Ltd.	819,137	200,151
Amalgamated Holdings, Ltd.	374,540	2,011,308
Amcom Telecommunications, Ltd.	1,135,725	224,057
Ammtec, Ltd.	13,918	32,632
#*Andean Resources, Ltd.	1,464,837	2,876,891
Ansell, Ltd.	265,435	2,452,554
AP Eagers, Ltd.	37,790	349,786
#APA Group, Ltd.	1,044,302	2,954,348
*Apex Minerals NL	2,317,078	86,150
#APN News & Media, Ltd.	1,324,541	2,644,357
*Aquila Resources, Ltd.	380,685	2,547,769
*Arafura Resources, Ltd.	162,638	118,950
ARB Corporation, Ltd.	304,681	1,435,620
Ariadne Australia, Ltd.	267,324	66,173
*Arturus Capital, Ltd.	98,412	24,804
ASG Group, Ltd.	186,445	166,115
Astron, Ltd.	87,221	161,109
#*Atlas Iron, Ltd.	662,409	1,039,060
*Aurora Oil and Gas, Ltd.	540,105	147,556
#Ausdrill, Ltd.	694,863	1,048,365
Austal, Ltd.	631,677	1,369,446
*Austar United Communications, Ltd.	3,107,163	3,602,715
#Austbrokers Holdings, Ltd.	58,240	252,782
Austereo Group, Ltd.	1,051,320	1,397,996
Austin Engineering, Ltd.	60,135	134,176
*Austpac Resources NL	1,627,877	51,285
*Australian Agricultural Co., Ltd.	887,546	1,150,250
Australian Infrastructure Fund	2,805,723	4,426,075
#Australian Pharmaceutical Industries, Ltd. (6002840)	5,079,394	3,377,108
*Australian Pharmaceutical Industries, Ltd. (60028RR)	4,331,586	2,904,802
Australian Worldwide Exploration, Ltd.	1,482,305	3,397,856
*Autodom, Ltd.	173,083	12,950
Automotive Holdings Group, Ltd.	11,861	23,096
*Autron Corporation, Ltd.	989,247	13,802
*Avexa, Ltd.	461,667	72,153
#AVJennings, Ltd.	5,350,378	2,545,418
#*Avoca Resources, Ltd.	656,313	893,526
#AWB, Ltd.	3,807,619	4,157,632
*Ballarat South Gold, Ltd.	1,996	16,213
Bank of Queensland, Ltd.	70,274	769,290

50

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
*Bannerman Resources, Ltd.	207,242	$198,817
Beach Petroleum, Ltd.	3,630,729	2,546,745
*Berkeley Resources, Ltd.	39,273	33,027
Beyond International, Ltd.	61,256	33,911
#*Biota Holdings, Ltd.	940,673	2,379,816
*Bisalloy Steel Group, Ltd.	469,001	90,773
Blackmores, Ltd.	75,215	1,392,428
#*Boart Longyear Group	7,154,699	1,724,096
#*Boulder Steel, Ltd.	1,667,795	222,628
*Bow Energy, Ltd.	60,825	68,812
#Bradken, Ltd.	582,247	3,202,182
*Breakaway Resporces, Ltd.	580,505	50,090
Breville Group, Ltd.	598,466	1,201,151
Brickworks, Ltd.	130,635	1,522,130
*Brockman Resources, Ltd.	653,924	1,164,764
BSA, Ltd.	587,227	130,522
*BT Investment Management, Ltd.	21,295	59,650
#Cabcharge Australia, Ltd.	408,669	2,145,584
#Calliden Group, Ltd.	633,393	186,684
#Campbell Brothers, Ltd. (6161729)	240,269	6,196,971
*Campbell Brothers, Ltd. (B4TK967)	40,045	1,044,958
*Cape Range Wireless, Ltd.	7,260	—
*Capral, Ltd.	219,283	6,436
#*Cardno, Ltd.	247,493	1,066,231
#*Carnarvon Petroleum, Ltd.	2,906,082	1,373,793
*Carnegie Wave Energy, Ltd.	1,008,948	194,098
*Carpentaria Exploration, Ltd.	87,077	13,322
Cash Converters International, Ltd.	1,086,054	543,176
#*Catalpa Resources, Ltd.	577,084	80,054
*CBH Resources, Ltd.	408,220	—
*CDS Technologies, Ltd.	13,276	11,353
Cedar Woods Properties, Ltd.	100,585	224,528
#Cellestis, Ltd.	387,333	1,229,116
*Cellnet Group, Ltd.	921,474	236,397
*Centamin Egypt, Ltd.	2,112,300	4,331,276
#Centennial Coal Co., Ltd.	1,196,500	3,341,606
*Centrex Metals, Ltd.	46,889	25,833
#*Ceramic Fuel Cells, Ltd.	2,190,662	424,707
Challenger Financial Services Group, Ltd.	1,750,037	5,754,880
*Chandler Macleod Group, Ltd.	88,156	13,559
*Chemeq, Ltd.	166,742	12,458
*ChemGenex Pharmaceuticals, Ltd. (6273635)	621,179	439,139
*ChemGenex Pharmaceuticals, Ltd. (B298LK5)	115,291	2,594
*Circadian Technologies, Ltd.	64,591	42,661
*Citadel Resource Group, Ltd.	1,735,175	666,296
#*Citigold Corp., Ltd.	3,765,806	468,446
#*Clarius Group, Ltd.	1,105,857	1,049,319
*Clinuvel Pharmaceuticals, Ltd.	1,184,356	323,311
Clough, Ltd.	1,650,373	1,228,325
Clover Corp., Ltd.	269,348	51,799
#*CO2 Group, Ltd.	844,559	293,412
*Cockatoo Coal, Ltd.	83,491	28,218
Codan, Ltd.	142,942	118,490
*Coffey International, Ltd.	555,688	1,088,412
Collection House, Ltd.	1,759,373	1,082,048
*Comet Ridge, Ltd.	65,567	23,045
#ConnectEast Group, Ltd.	8,607,304	3,049,683
#*Conquest Mining, Ltd.	1,061,185	549,957
Consolidated Media Holdings, Ltd.	965,454	2,618,474
Corporate Express Australia, Ltd.	422,355	1,621,057
#Count Financial, Ltd.	991,201	1,212,267

51

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
Coventry Group, Ltd.	140,775	$212,659
#Crane Group, Ltd.	345,440	2,783,584
*Crescent Gold, Ltd.	1,124,856	221,975
CSG, Ltd.	135,235	176,593
*CuDeco, Ltd.	96,711	489,898
#*Cue Energy Resources, Ltd.	452,354	102,128
#*Customers, Ltd.	477,130	1,336,895
Danks Holdings, Ltd.	10,425	122,034
Data#3, Ltd.	5,572	39,183
#David Jones, Ltd.	1,296,067	6,140,136
Devine, Ltd.	993,850	413,745
Dominion Mining, Ltd.	394,791	1,242,211
#Downer EDI, Ltd.	908,261	6,914,045
*Dragon Mining, Ltd.	1,665,100	121,924
#DUET Group, Ltd.	2,903,270	4,392,324
#DWS Advanced Business Solutions, Ltd.	102,144	158,921
*Dyesol, Ltd.	52,231	40,594
#*Eastern Star Gas, Ltd.	2,840,990	2,148,807
#*Elders, Ltd.	13,223,946	2,168,817
*Ellect Holdings, Ltd.	482	1,562
*Ellex Medical Lasers, Ltd.	210,483	43,398
Emeco Holdings, Ltd.	1,240,388	959,137
#Energy Developments, Ltd.	627,582	1,346,076
#*Energy World Corp., Ltd.	4,084,764	1,750,350
Envestra, Ltd.	4,390,935	2,069,475
Envirozel, Ltd.	381,802	54,521
Euroz, Ltd.	8,038	11,502
#*Extract Resources, Ltd.	140,902	1,044,876
*Falcon Minerals, Ltd.	4,587	820
Fantastic Holdings, Ltd.	355,613	1,272,100
*Fig Tree Developments, Ltd.	20,365	183
*First Australian Resources, Ltd.	414,263	15,011
#Fleetwood Corp., Ltd.	238,527	1,613,405
FlexiGroup, Ltd.	436,156	588,070
#Flight Centre, Ltd.	192,954	2,910,033
#*Flinders Mines, Ltd.	5,948,301	757,041
*Forest Enterprises Australia, Ltd.	2,849,173	194,454
Forge Group, Ltd.	170,828	224,009
*Forte Energy NL	850,000	125,244
Gazal Corp., Ltd.	104,542	128,921
*Geodynamics, Ltd.	1,015,653	822,326
*Gindalbie Metals, Ltd.	1,817,381	1,408,883
*Giralia Resources NL	625,030	574,826
*Glengarry Resources, Ltd.	768,955	36,560
Goodman Fielder, Ltd.	864,773	1,240,480
Gowing Bros., Ltd.	82,167	201,212
#*Graincorp, Ltd. Series A	461,398	2,868,614
#*Grange Resources, Ltd.	903,958	201,261
*GRD, Ltd.	1,354,280	653,194
#*Great Southern, Ltd.	9,302,784	1,004,864
#GUD Holdings, Ltd.	338,555	2,611,536
Gunns, Ltd.	2,872,620	2,588,470
#GWA International, Ltd.	957,332	2,435,122
Hastie Group, Ltd.	784,777	1,323,797
*Havilah Resources NL	271,898	144,789
#Healthscope, Ltd.	857,741	3,640,247
*HFA Holdings, Ltd.	186,406	38,953
HGL, Ltd.	108,137	105,759
*Highlands Pacific, Ltd.	2,651,500	692,154
#Hills Industries, Ltd.	926,493	1,701,501
*Horizon Oil, Ltd.	3,227,717	878,995

52

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
*Hutchison Telecommunications (Australia), Ltd.	7,914,113	$811,262
*Icon Energy, Ltd.	111,982	43,396
*ICSGlobal, Ltd.	248,727	23,193
IDT Australia, Ltd.	82,205	110,407
iiNet, Ltd.	416,802	691,611
*Iluka Resources, Ltd.	506,650	1,569,617
Imdex, Ltd.	812,684	615,550
*IMF Australia, Ltd.	231,410	335,322
*IMX Resources, Ltd.	594,082	161,745
Independence Group NL	552,303	2,093,310
*Indophil Resources NL	1,738,038	1,422,340
#Industrea, Ltd.	3,394,391	1,324,506
#Infigen Energy, Ltd.	1,556,089	1,982,319
#Infomedia, Ltd.	1,458,074	523,355
*Innamincka Petroleum, Ltd.	780,031	128,460
Integrated Research, Ltd.	261,513	105,581
#*Intrepid Mines, Ltd.	666,867	197,292
Invocare, Ltd.	637,257	3,346,428
#IOOF Holdings, Ltd.	950,183	4,451,477
#Iress Market Technology, Ltd.	348,498	2,403,394
#iSOFT Group, Ltd.	2,688,547	1,922,611
*Ivanhoe Australia, Ltd.	34,933	112,095
*Ixla, Ltd.	89,921	1,862
#*Jabiru Metals, Ltd.	1,854,281	689,876
#JB Hi-Fi, Ltd.	281,420	5,175,392
K&S Corp., Ltd.	160,535	413,646
#*Kagara, Ltd.	1,628,074	1,434,927
#*Karoon Gas Australia, Ltd.	628,673	4,257,692
*Kings Minerals NL	1,634,196	226,333
#Kingsgate Consolidated, Ltd.	395,739	2,669,366
*Kingsrose Mining, Ltd.	134,627	78,309
*Lednium, Ltd.	195,019	14,044
Lemarne Corp., Ltd.	25,882	104,391
#*Lend Lease Primelife, Ltd.	2,140,495	576,058
#*Linc Energy, Ltd.	866,033	1,201,414
*Liquefied Natural Gas, Ltd.	54,592	63,521
*Lodestar Minerals, Ltd.	26,307	1,539
Lycopodium, Ltd.	45,700	117,868
#*Lynas Corp., Ltd. (6121176)	5,059,481	2,130,679
*Lynas Corp., Ltd. (B4T1K12)	356,375	155,583
*M2 Telecommunications Group, Ltd.	60,939	86,465
#MAC Services Group, Ltd.	185,743	344,150
#Macarthur Coal, Ltd.	283,794	2,125,783
MacMahon Holdings, Ltd.	3,283,150	1,638,707
#Macquarie Media Group, Ltd. (B1FQWB4)	786,064	1,285,493
*Macquarie Media Group, Ltd. (B50HWQ5)	786,064	1,309,010
*Macquarie Telecom Group, Ltd.	35,019	115,892
*Magma Metals, Ltd.	154,165	92,544
#*Mantra Resources, Ltd.	31,175	122,748
#*Marion Energy, Ltd.	434,665	49,721
*Maryborough Sugar Factory, Ltd.	2,560	5,284
MaxiTRANS Industries, Ltd.	889,356	354,023
*McGuigan Simeon Wines, Ltd.	2,456,151	747,128
#McMillan Shakespeare, Ltd.	194,418	722,531
*McPherson’s, Ltd.	303,441	789,789
*Medusa Mining, Ltd.	119,453	350,258
Melbourne IT, Ltd.	379,204	593,008
#*MEO Australia, Ltd.	380,000	187,899
#Mermaid Marine Australia, Ltd.	737,634	1,770,166
*Metgasco, Ltd.	44,450	20,138
*Mikoh Corp., Ltd.	856,548	80,457

53

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
*Millennium Minerals, Ltd.	656,280	$30,751
#*Minara Resources, Ltd.	697,128	538,406
#Mincor Resources NL	946,204	1,792,123
#Mineral Resources, Ltd.	381,930	2,425,764
*Mirabela Nickel, Ltd.	60,633	145,757
Mitchell Communications Group, Ltd.	1,225,532	960,162
#*Molopo Australia, Ltd.	893,604	1,071,894
Monadelphous Group, Ltd.	302,955	3,598,672
Mortgage Choice, Ltd.	675,512	841,205
*Mosaic Oil NL	2,209,067	236,033
#*Mount Gibson Iron, Ltd.	3,114,599	3,290,085
*Murchison Metals, Ltd.	338,689	425,690
Namoi Cotton Cooperative, Ltd.	196,490	80,068
National Can Industries, Ltd.	97,017	104,795
Navitas, Ltd.	1,205,167	4,012,073
#*Nexbis, Ltd.	362,894	61,676
#*Nexus Energy, Ltd.	2,957,188	839,826
NIB Holdings, Ltd.	101,807	120,569
#*Nido Petroleum, Ltd.	4,759,793	543,828
#Nomad Building Solutions, Ltd.	29,955	20,978
*Norton Gold Fields, Ltd.	276,468	72,289
#*Novogen, Ltd.	391,594	211,275
*NuSep, Ltd.	872	133
#Oakton, Ltd.	378,695	1,180,025
*Orbital Corp., Ltd.	1,013,772	61,692
OrotonGroup, Ltd.	79,968	431,420
*Otto Energy, Ltd.	1,486,012	89,587
*Pacific Brands, Ltd.	4,412,120	5,137,506
Pan Pacific Petroleum NL	1,059,542	397,196
#*PanAust, Ltd.	8,757,197	3,578,848
Panoramic Resources, Ltd.	901,883	1,851,823
*Paperlinx, Ltd.	2,771,649	1,347,337
*Payce Consolidated, Ltd.	29,670	19,229
#Peet, Ltd.	996,525	1,982,589
#*Perilya, Ltd.	354,317	148,141
#Perpetual Trustees Australia, Ltd.	95,745	3,190,548
*Perseus Mining, Ltd.	299,013	393,750
#*Pharmaxis, Ltd.	815,846	1,838,484
Photon Group, Ltd.	36,148	57,717
*Planet Gas, Ltd.	55,177	9,326
*Plantcorp NL	4,329	—
#*Platinum Australia, Ltd.	983,731	783,021
*PMP, Ltd.	1,829,096	970,666
*Port Bouvard, Ltd.	270,578	60,890
*Poseidon Nickel, Ltd.	470,468	118,375
*Prana Biotechnology, Ltd.	195,424	33,287
#Premier Investments, Ltd.	187,265	1,370,509
Prime Media Group, Ltd.	1,001,480	722,873
*Prime Retirement & Aged Care Property Trust	535,374	76,793
#Programmed Maintenance Service, Ltd.	450,034	1,741,916
#*Ramelius Resources, Ltd.	147,307	56,733
Ramsay Health Care, Ltd.	255,779	2,419,442
*Raptis Group, Ltd.	12,000	4,321
#RCR Tomlinson, Ltd.	1,119,113	1,135,966
#REA Group, Ltd.	46,463	341,876
Reckon, Ltd.	141,500	225,458
*Red Fork Energy, Ltd.	22,020	19,483
#Redflex Holdings, Ltd.	384,390	796,959
#Reece Australia, Ltd.	238,457	5,244,014
Reject Shop, Ltd. (The)	112,300	1,310,920
#*Resolute Mining, Ltd.	1,442,710	919,160

54

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
*Resource Generation, Ltd.	67,290	$31,990
Retail Food Group, Ltd.	321	748
Reverse Corp., Ltd.	236,664	119,617
*RHG, Ltd.	279,073	176,837
Ridley Corp., Ltd.	1,283,068	1,222,691
*RiverCity Motorway Group, Ltd.	902,760	125,613
#*Riversdale Mining, Ltd.	692,356	3,279,236
*Roc Oil Co., Ltd.	937,716	508,443
Rock Building Society, Ltd.	28,109	64,610
Ross Human Directions, Ltd.	143,511	46,661
#Ruralco Holdings, Ltd.	88,146	190,477
#SAI Global, Ltd.	797,840	2,469,614
#*Salinas Energy, Ltd.	637,362	84,316
Salmat, Ltd.	707,196	2,606,393
*Samson Oil & Gas, Ltd.	1,851,708	19,742
Schaffer Corp., Ltd.	33,766	194,932
*SDI, Ltd.	178,683	56,320
Sedgman, Ltd.	158,566	214,359
#Seek, Ltd.	666,916	3,584,917
Select Harvests, Ltd.	196,698	705,557
Servcorp, Ltd.	300,722	1,052,189
#Service Stream, Ltd.	1,462,044	520,174
#Seven Network, Ltd.	330,352	1,904,716
*Shield Mining, Ltd.	58,492	6,713
Sigma Pharmaceuticals, Ltd.	4,862,235	4,070,078
#*Silex System, Ltd.	470,343	2,673,974
#*Silver Lake Resources, Ltd.	103,729	78,186
*Sino Gold Mining, Ltd.	321,734	1,888,702
*Sino Strategic International, Ltd.	130,864	77,050
*Sirtex Medical, Ltd.	216,786	1,164,191
#Skilled Group, Ltd.	391,640	786,763
SMS Management & Technology, Ltd.	292,441	1,368,631
SP Telemedia, Ltd.	528,127	632,565
#Spark Infrastructure Group, Ltd.	2,596,492	2,815,225
*Specialty Fashion Group, Ltd.	807,082	839,785
*Sphere Investments, Ltd.	7,555	—
Spotless Group, Ltd.	1,144,847	2,574,680
#*St. Barbara, Ltd.	3,232,274	874,682
*Starpharma Holdings, Ltd.	497,958	253,944
Straits Resources, Ltd.	878,069	1,239,586
#*Structural Systems, Ltd.	172,988	166,879
#*Stuart Petroleum, Ltd.	201,731	95,367
STW Communications Group, Ltd.	14,827	11,058
#*Sundance Resources, Ltd.	5,993,157	815,692
Sunland Group, Ltd.	852,875	553,541
Super Cheap Auto Group, Ltd.	718,503	3,377,562
*Swick Mining Services, Ltd.	49,595	24,826
Symex Holdings, Ltd.	355,611	169,285
*Talent2 International, Ltd.	474,826	663,582
*Tap Oil, Ltd.	3,987,713	3,732,072
#Tassal Group, Ltd.	598,270	945,778
Technology One, Ltd.	1,318,149	956,384
#Ten Network Holdings, Ltd.	2,056,782	2,807,921
#*Terramin Australia, Ltd.	129,679	116,730
#TFS Corp., Ltd.	996,484	810,275
Thakral Holdings Group, Ltd.	2,559,697	994,866
*TNG, Ltd.	621,584	50,765
Tower Australia Group, Ltd.	1,159,243	3,055,999
*Tox Free Solutions, Ltd.	308,907	680,334
Transfield Services, Ltd.	753,413	2,840,717
#Transfield Services, Ltd. Infrastructure Fund	766,966	674,346

55

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
#*Transpacific Industries Group, Ltd.	363,760	$486,339
#Troy Resources NL	298,451	617,097
Trust Co., Ltd.	82,756	455,133
#*Unilife Medical Solutions, Ltd.	608,036	587,629
United Group, Ltd.	225,753	2,715,175
*United Minerals Corp. NL	161,411	179,337
#UXC, Ltd.	968,954	730,008
*Victoria Petroleum NL	74,027	23,030
*View Resources, Ltd.	1,283,369	150,179
#Village Roadshow, Ltd.	596,487	931,882
#*Virgin Blue Holdings, Ltd.	5,081,560	2,261,041
*Viterra, Inc.	38,330	361,243
*Voyager Resources, Ltd.	19,640	513
Watpac, Ltd.	628,444	825,175
#*Wattyl, Ltd.	433,037	397,273
#WDS, Ltd.	375,342	602,453
#Webjet, Ltd.	373,212	628,779
Webster, Ltd.	158,276	72,241
#West Australian Newspapers Holdings, Ltd.	709,322	4,717,984
#*Western Areas NL	529,359	2,243,835
#*White Energy Co., Ltd.	141,468	324,152
Whitehaven Coal, Ltd.	341,119	1,182,621
WHK Group, Ltd.	1,202,433	1,120,217
#Wide Bay Australia, Ltd.	70,360	566,654
Willmott Forests, Ltd. (6315601)	21,095	7,618
*Willmott Forests, Ltd. (B4T0C02)	17,224	6,279
#*Windimurra Vanadium, Ltd.	537,429	82,240
#Wotif.com Holdings, Ltd.	538,244	2,893,564

TOTAL AUSTRALIA		398,598,208

HONG KONG — (17.2%)
AAC Acoustic Technologies Holdings, Inc.	1,210,000	1,517,846
*ABC Communications (Holdings), Ltd.	172,000	65,025
Aeon Credit Service (Asia) Co., Ltd.	740,000	608,146
Aeon Stores Hong Kong Co., Ltd.	234,000	425,099
Alco Holdings, Ltd.	1,468,000	475,042
Allan International Holdings, Ltd.	592,000	122,416
Allied Group, Ltd.	683,200	1,612,760
*Allied Properties, Ltd.	10,530,000	1,696,133
Amax Holdings, Ltd.	1,650,000	44,432
*Apac Resources, Ltd.	4,140,000	284,845
*APT Satellite Holdings, Ltd.	850,000	212,769
Arts Optical International Holdings, Ltd.	730,000	272,007
Asia Commercial Holdings, Ltd.	131,040	12,382
*Asia Energy Logistics Group, Ltd.	210,400	4,325
Asia Financial Holdings, Ltd.	2,546,908	867,826
Asia Satellite Telecommunications Holdings, Ltd.	962,000	1,423,977
*Asia Standard Hotel Group, Ltd.	13,095,018	737,102
*Asia Standard International Group, Ltd.	14,569,281	2,138,374
*Asia TeleMedia, Ltd.	2,832,000	36,541
*Associated International Hotels, Ltd.	954,000	2,061,749
Automated Systems Holdings, Ltd.	340,000	65,602
#*AVIC International Holding HK, Ltd.	5,332,000	204,484
*Bal Holdings, Ltd.	45	2
*Beijing Enterprises Water Group, Ltd.	3,762,000	908,296
Bossini International Holdings, Ltd.	3,871,500	202,267
Brightoil Petroleum Holdings, Ltd.	1,424,000	1,140,220
*Burwill Holdings, Ltd.	7,148,960	384,250
#C C Land Holdings, Ltd.	2,870,000	1,557,682
Cafe de Coral Holdings, Ltd.	154,000	332,951
*Capital Estate, Ltd.	28,570,000	141,537

56

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*Capital Publications, Ltd.	20,847,170	$775,448
Capital Strategic Investment, Ltd.	18,239,625	484,735
*CASH Financial Services Group, Ltd.	119,565	9,469
*Celestial Asia Securities Holdings, Ltd.	343,810	68,811
Century City International Holdings, Ltd.	4,332,600	255,411
Chevalier International Holdings, Ltd.	733,482	525,717
Chevalier Pacific Holdings, Ltd.	355,250	63,682
*China Best Group Holding, Ltd.	3,721,400	119,233
*China Digicontent Co., Ltd.	2,710,000	3,497
*China Electronics Corp. Holdings Co., Ltd.	890,250	101,684
China Hong Kong Photo Products Holdings, Ltd.	1,909,000	124,485
*China Infrastructure Investment, Ltd.	6,280,000	164,576
*China Investments Holdings, Ltd.	210,000	5,789
China Metal International Holdings, Ltd.	2,582,000	577,153
China Motion Telecom International, Ltd.	5,080,000	116,987
China Motor Bus Co., Inc.	74,000	569,528
*China Properties Investment Holdings, Ltd.	880,000	13,691
*China Seven Star Shopping, Ltd.	12,410,000	376,200
*China Solar Energy Holdings, Ltd.	2,160,000	32,956
*China Strategic Holdings, Ltd.	1,670,000	79,727
*China Timber Resources Group, Ltd.	3,400,000	63,648
China Ting Group Holdings, Ltd.	228,000	34,425
#*China WindPower Group, Ltd.	7,060,000	797,572
China Zirconium, Ltd.	116,400	136,336
*ChinaVision Media Group, Ltd.	130,000	7,126
*Chinese People Holdings Co., Ltd.	8,960,000	373,395
Chinney Investments, Ltd.	1,144,000	150,375
#Chong Hing Bank, Ltd.	1,019,000	1,976,531
Chow Sang Sang Holdings, Ltd.	1,227,680	1,216,407
Chu Kong Shipping Development, Ltd.	1,584,000	234,940
Chuang’s Consortium International, Ltd.	3,588,786	364,039
*Chun Wo Development Holdings, Ltd.	2,002,926	127,207
#Citic 1616 Holdings, Ltd.	1,060,000	347,507
*City e-Solutions, Ltd.	186,000	16,742
City Telecom, Ltd.	1,506,751	500,866
*Clear Media, Ltd.	45,000	19,947
*Climax International Co., Ltd.	40,700	131
*CNNC International, Ltd.	330,000	368,725
*CNT Group, Ltd.	9,397,264	222,458
*COL Capital, Ltd.	2,749,840	413,790
*Compass Pacific Holdings, Ltd.	1,248,000	43,553
Computer & Technologies Holdings, Ltd.	432,000	69,250
Continental Holdings, Ltd.	98,825	23,404
Convenience Retail Asia, Ltd.	64,000	17,306
*Cosmos Machinery Enterprises, Ltd.	1,616,400	122,504
#Cross-Harbour Holdings, Ltd.	591,520	590,487
*Dah Sing Banking Group, Ltd.	706,000	980,631
*Dah Sing Financial Holdings, Ltd.	245,600	1,386,585
*Daisho Microline Holdings, Ltd.	1,236,000	97,570
*Dan Form Holdings Co., Ltd.	3,153,260	255,793
Daphne International Holdings, Ltd.	4,086,000	3,088,086
Dawnrays Pharmaceutical (Holdings), Ltd.	1,832,000	242,472
Dickson Concepts International, Ltd.	825,000	381,847
*Dragon Hill Wuling Automobile Holdings, Ltd.	112,500	14,624
*Dynamic Global Holdings, Ltd.	3,522,000	64,943
Dynamic Holdings, Ltd.	374,000	75,906
Eagle Nice (International) Holdings, Ltd.	238,000	81,240
EcoGreen Fine Chemical Group, Ltd.	1,112,000	265,014
*Eforce Holdings, Ltd.	3,480,000	44,165
#*EganaGoldpfeil Holdings, Ltd.	4,121,757	—
*E-Kong Group, Ltd.	620,000	31,641

57

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*Emperor Capital Group, Ltd.	749,672	$40,036
Emperor Entertainment Hotel, Ltd.	2,410,000	277,986
*Emperor International Holdings, Ltd.	3,808,360	689,777
*ENM Holdings, Ltd.	27,244,000	1,161,462
*eSun Holdings, Ltd.	302,000	43,631
*Extrawell Pharmaceutical Holdings, Ltd.	2,490,000	632,926
*Ezcom Holdings, Ltd.	72,576	450
Fairwood Holdings, Ltd.	316,600	264,196
#Far East Consortium International, Ltd.	4,117,766	1,312,252
*Far East Technology International, Ltd.	179,520	23,212
*First Natural Foods Holdings, Ltd.	2,365,000	—
Fong’s Industries Co., Ltd.	102,000	27,165
Four Seas Food Investment Holdings, Ltd.	202,184	23,676
Four Seas Mercantile Holdings, Ltd.	592,000	146,268
*Frasers Property China, Ltd.	16,477,000	277,103
*Freeman Corp., Ltd.	315,000	24,345
#Fubon Bank Hong Kong, Ltd.	1,336,000	597,730
*Fujian Holdings, Ltd.	117,800	9,455
Fujikon Industrial Holdings, Ltd.	912,000	180,012
#*Galaxy Entertainment Group, Ltd.	2,630,121	1,114,834
#Get Nice Holdings, Ltd.	11,788,000	654,644
#Giordano International, Ltd.	6,824,000	1,691,607
*Global Tech (Holdings), Ltd.	5,612,000	38,858
Glorious Sun Enterprises, Ltd.	2,700,000	844,024
Gold Peak Industries (Holdings), Ltd.	3,080,250	484,827
Golden Resources Development International, Ltd.	2,848,500	151,060
*Goldin Properties Holdings, Ltd.	1,876,000	734,654
Golik Holdings, Ltd.	930,500	38,620
*GR Vietnam Holdings, Ltd.	620,000	10,573
Grande Holdings, Ltd.	882,000	62,993
Great Eagle Holdings, Ltd.	481,499	1,257,866
*Group Sense International, Ltd.	2,448,000	81,537
Guangnan Holdings, Ltd.	1,779,600	250,270
*Hang Fung Gold Technology, Ltd.	1,972,482	—
*Hannstar Board International Holdings, Ltd.	430,000	105,668
*Hans Energy Co., Ltd.	7,556,000	393,889
Harbour Centre Development, Ltd.	889,500	720,549
*Heng Tai Consumables Group, Ltd.	4,759,500	345,661
*Hi Sun Technology (China), Ltd.	2,865,000	1,110,568
High Fashion International, Ltd.	268,000	63,846
#*HKR International, Ltd.	2,412,736	1,008,524
*Hong Fok Land, Ltd.	1,210,000	1,561
Hong Kong & Shanghai Hotels, Ltd.	292,176	418,143
Hong Kong Catering Management, Ltd.	542,796	149,346
Hong Kong Ferry (Holdings) Co., Ltd.	809,300	656,103
Hongkong Chinese, Ltd.	4,482,000	401,431
*Hop Fung Group Holdings, Ltd.	888,000	121,372
*Hop Hing Group Holdings, Ltd.	792,318	30,730
Hsin Chong Construction Group, Ltd.	1,569,658	147,795
#Huafeng Group Holdings, Ltd.	12,853,325	568,901
Hung Hing Printing Group, Ltd.	242,000	73,470
*Huscoke Resources Holdings, Ltd.	670,000	49,940
Hutchison Harbour Ring, Ltd.	10,412,000	761,968
*Hutchison Telecommunications International, Ltd.	4,239,000	849,032
*HyComm Wireless, Ltd.	47,090	6,285
*I.T., Ltd.	2,734,000	275,051
*IDT International, Ltd.	6,240,183	166,467
Integrated Distribution Services Group, Ltd.	759,000	1,062,317
*Interchina Holdings Co., Ltd.	14,985,000	163,739
*IPE Group, Ltd.	1,140,000	71,053
ITC Corp., Ltd.	893,645	50,183

58

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*ITC Properties Group, Ltd.	3,858,747	$564,612
*Jiuzhou Development Co., Ltd.	2,632,000	259,692
*JLF Investment Co., Ltd.	1,036,250	74,671
#*Johnson Electric Holdings, Ltd.	4,319,500	1,880,661
*Joyce Boutique Holdings, Ltd.	1,530,000	32,862
*Junefield Department Store Group, Ltd.	384,000	13,066
K Wah International Holdings, Ltd.	2,788,405	948,947
Kantone Holdings, Ltd.	10,351,685	246,369
*Karl Thomson Holdings, Ltd.	1,188,000	160,996
Karrie International Holdings, Ltd.	1,431,600	108,607
Keck Seng Investments (Hong Kong), Ltd.	904,600	440,563
Kee Shing Holdings, Ltd.	886,000	77,737
Kin Yat Holdings, Ltd.	586,000	121,104
King Fook Holdings, Ltd.	998,000	107,289
*King Pacific International Holdings, Ltd.	1,404,200	22,104
Kingmaker Footwear Holdings, Ltd.	1,476,955	174,507
*Kong Sun Holdings, Ltd.	2,198,000	10,957
Kowloon Development Co., Ltd.	1,620,000	1,726,555
*KPI Co., Ltd.	396,000	17,332
KTP Holdings, Ltd.	560,400	80,692
Kwoon Chung Bus Holdings, Ltd.	556,000	80,487
*Lai Sun Development Co., Ltd.	78,052,800	1,396,639
Lam Soon Hong Kong, Ltd.	302,310	183,173
Le Saunda Holdings, Ltd.	1,424,000	261,691
*Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	2,981
Lee & Man Holdings, Ltd.	1,780,000	612,645
Lee & Man Paper Manufacturing, Ltd.	1,504,400	2,974,469
Lerado Group Holding Co., Ltd.	1,602,000	158,452
*LeRoi Holdings, Ltd.	4,648,000	138,880
*Lijun International Pharmaceutical Holding, Ltd.	355,000	49,936
Lippo, Ltd.	1,195,700	389,512
Liu Chong Hing Investment, Ltd.	755,200	678,659
*Longrun Tea Group Co., Ltd.	480,000	52,469
*Loudong General Nice Resources China Holdings, Ltd.	35,708	5,053
Luen Thai Holdings, Ltd.	1,345,000	129,576
Luk Fook Holdings (International), Ltd.	1,192,000	690,723
#Luks Industrial Group, Ltd.	302,913	164,878
*Lung Cheong International Holdings, Ltd.	2,426,000	109,035
Lung Kee (Bermuda) Holdings, Ltd.	1,597,875	814,278
*Magnificent Estates, Ltd.	12,744,000	224,853
Mainland Headwear Holdings, Ltd.	765,600	88,843
Man Yue International Holdings, Ltd.	1,084,000	326,702
Matrix Holdings, Ltd.	1,067,414	204,888
*Mei Ah Entertainment Group, Ltd.	1,732,000	115,920
Melbourne Enterprises, Ltd.	45,500	415,215
#*Melco International Development, Ltd.	2,228,000	1,215,129
*Midas International Holdings, Ltd.	3,272,000	100,417
Midland Holdings, Ltd.	3,068,000	2,626,996
*Ming An Holdings Co., Ltd.	3,990,000	1,261,322
#*Minmetals Holdings, Ltd.	2,670,000	848,626
Miramar Hotel & Investment Co., Ltd.	772,000	846,288
Nanyang Holdings, Ltd.	137,500	189,541
National Electronics Holdings, Ltd.	2,156,000	130,314
Natural Beauty Bio-Technology, Ltd.	4,790,000	813,988
*Neo-Neon Holdings, Ltd.	366,000	237,131
New Century Group Hong Kong, Ltd.	13,351,464	222,805
New Island Printing Holdings, Ltd.	176,000	16,617
*New Times Energy Corp, Ltd.	7,108,000	281,388
*New World Mobile Holdings, Ltd.	22,140	8,780
Neway Group Holdings, Ltd.	16,400,000	456,233
*Next Media, Ltd.	4,370,000	555,949

59

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*Norstar Founders Group, Ltd.	3,256,000	$306,686
*Orient Power Holdings, Ltd.	804,000	19,503
Oriental Watch Holdings, Ltd.	671,000	126,764
Pacific Andes International Holdings, Ltd.	3,206,797	535,297
Pacific Basin Shipping, Ltd.	3,924,000	2,888,627
*Pacific Century Premium Developments, Ltd.	4,569,000	1,232,029
*Pacific Textile Holdings, Ltd.	109,000	54,010
Paliburg Holdings, Ltd.	2,198,830	649,354
*Paradise Entertainment, Ltd.	396,900	11,881
Paul Y Engineering Group, Ltd.	75,692	5,835
PCCW, Ltd.	2,179,000	535,178
#*Peace Mark Holdings, Ltd.	2,738,022	—
Pegasus International Holdings, Ltd.	226,000	39,599
Pico Far East Holdings, Ltd.	3,670,000	671,636
*Playmates Toys, Ltd.	220,000	6,160
*PME Group, Ltd.	950,000	35,972
Pokfulam Development Co., Ltd.	234,000	140,704
*Pokphand (C.P.) Co., Ltd.	5,970,000	335,109
*Polyard Petroleum International Group, Ltd.	1,170,000	13,524
*Polytec Asset Holdings, Ltd.	1,290,000	220,220
#Ports Design, Ltd.	1,014,500	2,727,513
*Premium Land, Ltd.	4,950,000	134,738
*Proview International Holdings, Ltd.	10,969,322	364,202
#Public Financial Holdings, Ltd.	1,848,000	954,004
*Pyxis Group, Ltd.	1,936,000	42,359
*QPL International Holdings, Ltd.	2,009,000	73,126
Quality Healthcare Asia, Ltd.	478,995	253,045
Raymond Industrial, Ltd.	1,509,400	132,459
#Regal Hotels International Holdings, Ltd.	2,253,800	842,537
*Rexlot Holdings, Ltd.	3,650,000	321,095
Rivera Holdings, Ltd.	5,710,000	231,153
#Road King Infrastructure, Ltd.	1,108,000	893,818
Roadshow Holdings, Ltd.	1,456,000	126,300
S.A.S. Dragon Holdings, Ltd.	1,456,000	205,408
Sa Sa International Holdings, Ltd.	2,064,000	1,026,346
Safety Godown Co., Ltd.	408,000	219,165
Samson Paper Holdings, Ltd.	666,000	65,489
*San Miguel Brewery Hong Kong, Ltd.	612,800	90,558
*Sanyuan Group, Ltd.	415,000	8,032
Sea Holdings, Ltd.	1,138,000	503,882
*SEEC Media Group, Ltd.	2,550,000	62,517
Shell Electric Manufacturing Co., Ltd.	1,254,172	1,007,163
#Shenyin Wanguo, Ltd.	1,212,500	550,004
*Shougang Concord Century Holdings, Ltd.	3,916,000	416,788
*Shougang Concord Grand Group, Ltd.	2,451,000	135,047
*Shougang Concord Technology Holdings, Ltd.	2,639,809	188,289
#Shui On Construction & Materials, Ltd.	534,000	824,884
*Shun Ho Resources Holdings, Ltd.	483,000	50,958
*Shun Ho Technology Holdings, Ltd.	1,037,452	97,359
#Shun Tak Holdings, Ltd.	2,188,000	1,471,831
Silver Grant International Industries, Ltd.	5,033,000	1,139,841
*Sincere Co., Ltd.	505,500	19,639
Sing Tao News Corp., Ltd.	1,842,000	125,116
Singamas Container Holdings, Ltd.	1,718,000	326,046
*Sinocan Holdings, Ltd.	350,000	1,761
*Skyfame Realty Holdings, Ltd.	2,737,750	188,597
Smartone Telecommunications Holdings, Ltd.	1,272,500	974,304
*SMI Publishing Group, Ltd.	250,511	485
*Solartech International Holdings, Ltd.	618,000	11,475
#Solomon Systech International, Ltd.	2,554,000	238,453
South China (China), Ltd.	5,620,000	403,989

60

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
South China Financial Holdings, Ltd.	4,872,000	$57,502
Southeast Asia Properties & Finance, Ltd.	289,892	69,388
*Star Cruises, Ltd.	56,000	12,926
*Starlight International Holdings, Ltd.	1,903,792	68,610
Stella International Holdings, Ltd.	184,500	351,882
*Styland Holdings, Ltd.	101,991	325
*Success Universe Group, Ltd.	5,560,000	237,438
Sun Hing Vision Group Holdings, Ltd.	358,000	122,767
Sun Hung Kai & Co., Ltd.	237,000	185,510
Sunway International Holdings, Ltd.	866,000	22,136
*Superb Summit International Timber Co., Ltd.	2,401,600	74,370
SW Kingsway Capitol Holdings, Ltd.	4,650,000	110,688
Synergis Holdings, Ltd.	350,033	35,998
#*Tack Fat Group International, Ltd.	4,448,000	229,568
Tai Cheung Holdings, Ltd.	1,799,000	998,873
Tai Fook Securities Group, Ltd.	1,141,899	503,390
Tai Sang Land Development, Ltd.	576,984	214,277
Tak Sing Alliance Holdings, Ltd.	2,703,865	421,437
Tan Chong International, Ltd.	1,212,000	233,511
*TCC International Holdings, Ltd.	1,829,789	738,680
*Technology Venture Holdings, Ltd.	58,600	21,954
#Techtronic Industries Co., Ltd.	3,354,000	2,690,038
*Termbray Industries International (Holdings), Ltd.	2,304,900	356,138
Tern Properties Co., Ltd.	61,200	26,082
Texhong Textile Group, Ltd.	1,930,000	240,004
Texwinca Holdings, Ltd.	1,976,000	1,674,030
*Tian Teck Land, Ltd.	1,076,000	948,420
*Titan Petrochemicals Group, Ltd.	520,000	14,378
*Tomorrow International Holdings, Ltd.	1,296,420	86,709
Tongda Group Holdings, Ltd.	6,010,000	168,186
*Top Form International, Ltd.	2,760,000	204,646
*Topsearch International (Holdings), Ltd.	3,860,000	124,281
Transport International Holdings, Ltd.	188,800	533,741
Tristate Holdings, Ltd.	188,000	35,770
Truly International Holdings, Ltd.	1,020,000	1,050,842
Tungtex (Holdings) Co., Ltd.	910,000	160,094
Tysan Holdings, Ltd.	1,040,773	159,242
#*United Laboratories, Ltd. (The)	408,000	185,201
*United Power Investment, Ltd.	5,696,000	190,645
*U-Right International Holdings, Ltd.	4,746,000	8,573
USI Holdings, Ltd.	1,452,999	484,196
#*Value Partners Group, Ltd.	610,000	268,983
*Van Shung Chong Holdings, Ltd.	2,205,335	140,454
*Vantage International Holdings, Ltd.	204,000	18,031
#Varitronix International, Ltd.	877,293	269,035
Vedan International (Holdings), Ltd.	3,144,000	305,673
Veeko International Holdings, Ltd.	1,532,981	27,402
*Victory City International Holdings, Ltd.	2,759,185	386,258
*Vital Biotech Holdings, Ltd.	470,000	10,753
#Vitasoy International Holdings, Ltd.	3,457,000	2,093,358
*Vongroup, Ltd.	10,865,000	253,123
VST Holdings, Ltd.	144,000	28,704
#Vtech Holdings, Ltd.	120,000	1,000,107
Wah Ha Realty Co., Ltd.	278,600	85,559
*Wah Nam International Holdings, Ltd.	760,000	121,821
*Wai Kee Holdings, Ltd.	8,218,738	1,859,076
Wang On Group, Ltd.	35,148	998
*Warderly International Holdings, Ltd.	520,000	32,206
Wheelock Properties, Ltd.	155,000	107,547
*Winfoong International, Ltd.	1,210,000	31,975
Wing On Co. International, Ltd.	785,000	1,039,609

61

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
Winteam Pharmaceutical Group, Ltd.	1,170,000	$115,846
Wong’s International (Holdings), Ltd.	737,641	109,239
*Wong’s Kong King International (Holdings), Ltd.	120,000	11,553
#Xinyi Glass Holding Co., Ltd.	1,902,000	1,501,628
*Xpress Group, Ltd.	3,464,000	37,621
Y. T. Realty Group, Ltd.	965,000	177,138
Yangtzekiang Garment, Ltd.	607,500	120,640
Yau Lee Holdings, Ltd.	534,000	76,561
YGM Trading, Ltd.	284,000	182,337
*Yueshou Environmental Holdings, Ltd.	510,800	10,454
*Yugang International, Ltd.	100,824,000	1,283,515
*Yunnan Enterprises Holdings, Ltd.	240,000	15,290

TOTAL HONG KONG		140,399,302

MALAYSIA — (0.0%)
*Autoways Holdings Berhad	10,000	3,780
*Rekapacific Berhad	473,000	—

TOTAL MALAYSIA		3,780

NEW ZEALAND — (5.7%)
Abano Healthcare Group, Ltd.	31,300	141,380
*AFFCO Holdings, Ltd.	1,806,887	479,443
Air New Zealand, Ltd.	1,332,900	1,235,867
*Auckland International Airport, Ltd.	1,214,407	1,746,973
Cavalier Corp., Ltd.	283,674	505,648
*CDL Investments (New Zealand), Ltd.	395,965	79,218
Colonial Motor Co., Ltd.	126,795	245,160
Ebos Group, Ltd.	161,966	683,469
Fisher & Paykel Appliances Holdings, Ltd.	2,969,564	1,386,684
#Fisher & Paykel Healthcare Corp., Ltd.	2,418,756	5,359,380
#Freightways, Ltd.	739,163	1,584,448
#Hallenstein Glassons Holdings, Ltd.	242,461	545,889
Hellaby Holdings, Ltd.	242,239	285,808
Horizon Energy Distribution, Ltd.	40,420	92,552
Infratil, Ltd.	2,070,579	2,407,238
Mainfreight, Ltd.	423,727	1,612,058
Methven, Ltd.	10,000	11,949
Michael Hill International, Ltd.	1,534,152	722,271
Millennium & Copthorne Hotels (New Zealand), Ltd.	1,387,344	438,466
New Zealand Exchange, Ltd.	71,379	405,110
#*New Zealand Oil & Gas, Ltd.	1,729,680	2,114,232
New Zealand Refining Co., Ltd.	515,110	1,962,654
Northland Port Corp. (New Zealand), Ltd.	219,997	281,056
#Nuplex Industries, Ltd.	904,126	1,587,934
*Pike River Coal, Ltd.	186,615	148,473
Port of Tauranga, Ltd.	538,944	2,713,073
*ProvencoCadmus, Ltd.	524,201	13,020
#Pumpkin Patch, Ltd.	606,913	859,691
#*Pyne Gould Guinness, Ltd.	741,889	323,274
#*Rakon, Ltd.	52,061	43,537
Restaurant Brand (New Zealand), Ltd.	369,175	391,625
*Richina Pacific, Ltd.	309,644	79,987
*Rubicon, Ltd.	974,601	664,580
#Ryman Healthcare, Ltd.	1,877,940	2,538,281
Sanford, Ltd.	407,276	1,420,338
*Scott Technology, Ltd.	60,843	44,883
*Seafresh Fisheries, Ltd.	80,520	1,618
Skellerup Holdings, Ltd.	252,287	98,470
Sky City Entertainment Group, Ltd.	2,535,089	6,262,217
Sky Network Television, Ltd.	309,049	1,057,049
South Port (New Zealand), Ltd.	30,744	59,294

62

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
NEW ZEALAND — (Continued)
#Steel & Tube Holdings, Ltd.	404,138	$907,788
Taylors Group, Ltd.	29,646	46,791
*Tenon, Ltd.	19,132	12,605
Tourism Holdings, Ltd.	274,867	140,956
#Tower, Ltd.	840,553	1,026,790
Trustpower, Ltd.	3,300	17,899
Vector, Ltd.	316,231	438,200
Warehouse Group, Ltd.	497,796	1,610,877

TOTAL NEW ZEALAND		46,836,203

SINGAPORE — (11.1%)
*Addvalue Technologies, Ltd.	1,043,000	25,562
Advanced Holdings, Ltd.	691,000	157,925
Allgreen Properties, Ltd.	2,604,000	2,102,074
*Apollo Enterprises, Ltd.	302,000	301,236
Aqua-Terra Supply Co., Ltd.	641,000	125,944
Armstrong Industrial Corp., Ltd.	1,340,000	235,928
*ASA Group Holdings, Ltd.	336,000	14,384
*Asia Environment Holdings, Ltd.	528,793	107,719
*Asia Food & Properties, Ltd.	699,000	279,767
*Asia-Pacific Strategic Investments, Ltd.	1,410	163
ASL Marine Holdings, Ltd.	497,000	347,682
A-Sonic Aerospace, Ltd.	626,996	31,000
Aussino Group, Ltd.	967,000	61,941
*Ban Joo & Co., Ltd.	1,175,000	62,373
Best World International, Ltd.	307,500	83,553
Beyonics Technology, Ltd.	7,152,300	979,228
Bonvests Holdings, Ltd.	990,000	629,191
Broadway Industrial Group, Ltd.	461,000	191,799
Brothers (Holdings), Ltd.	504,628	54,048
#Bukit Sembawang Estates, Ltd.	374,003	1,273,161
CEI Contract Manufacturing, Ltd.	432,000	33,596
Cerebos Pacific, Ltd.	528,000	1,266,903
#CH Offshore, Ltd.	1,393,400	677,001
*Changjiang Fertilizer Holdings, Ltd.	515	94
Chemical Industries (Far East), Ltd.	105,910	35,138
#China Aviation Oil Singapore Corp., Ltd.	152,000	117,575
*China Dairy Group, Ltd.	1,502,000	213,297
#*China Energy, Ltd.	3,110,000	529,668
China Merchants Holdings Pacific, Ltd.	809,000	362,870
Chip Eng Seng Corp., Ltd.	1,612,800	402,276
Chosen Holdings, Ltd.	1,284,000	118,738
Chuan Hup Holdings, Ltd.	4,052,000	914,792
*Chuan Soon Huat Industrial Group, Ltd.	614,000	4,381
*Compact Metal Industries, Ltd.	643,000	4,588
#Cosco Corp. (Singapore), Ltd.	2,004,000	1,585,679
#*Creative Technology Co., Ltd.	257,350	1,085,926
#CSC Holdings, Ltd.	1,829,000	220,072
CSE Global, Ltd.	1,854,000	1,046,195
CWT, Ltd.	1,027,700	475,996
#*Delong Holdings, Ltd.	1,287,000	777,981
*Digiland International, Ltd.	11,763,000	41,964
*Eagle Brand Holdings, Ltd.	14,387,000	410,603
*Eastern Asia Technology, Ltd.	1,034,000	80,772
*Ellipsiz, Ltd.	123,000	10,412
Engro Corp., Ltd.	354,000	224,501
*Enviro-Hub Holdings, Ltd.	1,445,666	161,832
Eu Yan Sang International, Ltd.	213,000	71,956
*Eucon Holdings, Ltd.	3,096,000	81,759
*Ezion Holdings, Ltd.	215,000	115,294
#*Ezra Holdings, Ltd.	1,355,000	1,814,860

63

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
#F.J. Benjamin Holdings, Ltd.	1,095,000	$266,726
Federal International (2000), Ltd.	985,500	152,494
*Firstlink Investments Corp., Ltd.	1,513,000	58,494
*Fischer Tech, Ltd.	244,000	17,409
Food Empire Holdings, Ltd.	1,094,400	259,196
*Fragrance Group, Ltd.	41,000	16,665
*Freight Links Express Holdings, Ltd.	3,893,000	136,318
*Fu Yu Corp., Ltd.	3,955,750	276,211
*Gallant Venture, Ltd.	1,310,000	289,013
GK Goh Holdings, Ltd.	1,463,000	657,116
Global Yellow Pages, Ltd.	299,000	34,097
#Goodpack, Ltd.	1,091,000	985,895
GP Batteries International, Ltd.	395,000	308,865
GP Industries, Ltd.	3,054,209	707,036
*Grand Banks Yachts, Ltd.	250,000	82,498
Guocoland, Ltd.	495,500	666,765
Hersing Corp., Ltd.	1,285,000	219,147
*Hiap Seng Engineering, Ltd.	88,000	40,954
Hi-P International, Ltd.	1,152,000	565,693
Ho Bee Investment, Ltd.	945,000	935,251
*Hong Fok Corp., Ltd.	3,222,700	1,436,252
Hong Leong Asia, Ltd.	604,000	883,266
Hotel Grand Central, Ltd.	1,060,514	496,519
#Hotel Properties, Ltd.	1,501,800	2,217,423
Hour Glass, Ltd.	622,744	307,665
HTL International Holdings, Ltd.	1,063,843	323,438
*Huan Hsin Holdings, Ltd.	1,138,400	211,134
HupSteel, Ltd.	1,572,875	328,035
Hwa Hong Corp., Ltd.	2,436,000	697,165
#Hyflux, Ltd.	1,230,000	2,673,091
IDT Holdings, Ltd.	693,000	213,167
IFS Capital, Ltd.	382,800	145,212
*Indofood Agri Resources, Ltd.	651,000	777,203
*Informatics Education, Ltd.	1,339,000	47,092
#InnoTek, Ltd.	613,000	196,379
*Intraco, Ltd.	608,500	145,444
IPC Corp., Ltd.	1,512,000	143,862
Isetan (Singapore), Ltd.	122,500	288,091
*Jadason Enterprises, Ltd.	728,000	49,086
*Jasper Investments, Ltd.	90,680	9,802
#Jaya Holdings, Ltd.	1,530,000	490,515
*JK Yaming International Holdings, Ltd.	907,000	250,767
#*Jurong Technologies Industrial Corp., Ltd.	2,227,680	39,736
K1 Ventures, Ltd.	3,349,500	401,987
#Keppel Telecommunications and Transportation, Ltd.	1,537,600	1,497,059
Khong Guan Flour Milling, Ltd.	38,000	29,631
Kian Ann Engineering, Ltd.	1,302,000	164,785
Kian Ho Bearings, Ltd.	781,500	89,216
Kim Eng Holdings, Ltd.	1,308,620	1,850,998
Koh Brothers Group, Ltd.	1,312,000	235,895
KS Energy Services, Ltd.	498,000	395,376
Lafe Corp., Ltd.	1,234,800	78,460
*LanTroVision (S), Ltd.	5,028,750	107,168
LC Development, Ltd.	2,041,254	274,466
Lee Kim Tah Holdings, Ltd.	1,600,000	559,381
Lion Asiapac, Ltd.	473,000	107,916
Low Keng Huat Singapore, Ltd.	1,834,000	451,111
Lum Chang Holdings, Ltd.	1,042,030	233,806
*Manhattan Resources, Ltd.	668,000	263,054
*Manufacturing Integration Technology, Ltd.	588,000	58,735
*Mediaring.Com, Ltd.	3,161,500	478,758

64

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
Memtech International, Ltd.	1,322,000	$88,774
Metro Holdings, Ltd.	1,675,160	902,586
#Midas Holdings, Ltd.	1,530,000	885,546
*Mirach Energy, Ltd.	460,000	44,260
Miyoshi Precision, Ltd.	353,500	38,409
MobileOne, Ltd.	1,794,000	2,219,317
*Multi-Chem, Ltd.	1,263,000	162,206
Nera Telecommunications, Ltd.	1,272,000	284,152
New Toyo International Holdings, Ltd.	1,043,000	167,440
NSL, Ltd.	414,000	376,872
#*Oceanus Group, Ltd.	547,000	137,693
*Orchard Parade Holdings, Ltd.	956,022	648,708
*Osim International, Ltd.	964,000	296,841
Ossia International, Ltd.	750,554	72,315
*Overseas Union Enterprise, Ltd.	86,000	576,683
Pan Pacific Hotels Group, Ltd.	1,687,500	1,598,559
Pan-United Corp., Ltd.	2,026,000	787,711
#Parkway Holdings, Ltd.	1,326,133	2,364,521
PCI, Ltd.	734,000	188,955
*Penguin International, Ltd.	400,000	43,666
Pertama Holdings, Ltd.	459,750	126,291
#Petra Foods, Ltd.	881,000	542,480
Popular Holdings, Ltd.	2,550,500	326,162
*PSC Corp., Ltd.	1,973,419	336,954
QAF, Ltd.	881,000	286,874
Qian Hu Corp., Ltd.	674,600	73,844
#Raffles Education Corp., Ltd.	3,843,781	1,349,514
*Raffles Medical Group, Ltd.	104,000	98,101
Rotary Engineering, Ltd.	1,108,600	816,498
San Teh, Ltd.	1,006,087	220,080
SBS Transit, Ltd.	962,500	1,217,684
#*SC Global Developments, Ltd.	42,000	41,735
*Seroja Investments, Ltd.	17,768	7,353
Sim Lian Group, Ltd.	1,380,000	452,927
*Sing Holdings, Ltd.	36,666	7,573
Sing Investments & Finance, Ltd.	198,450	181,109
Singapore Land, Ltd.	148,000	579,380
Singapore Post, Ltd.	3,567,900	2,394,721
Singapore Reinsurance Corp., Ltd.	1,514,530	314,614
Singapore Shipping Corp., Ltd.	1,710,000	333,162
Singapura Finance, Ltd.	174,062	174,178
Sinwa, Ltd.	259,000	83,232
SMB United, Ltd.	1,224,000	228,329
SMRT Corp., Ltd.	1,421,000	1,694,510
*SP Corp., Ltd.	454,000	21,055
#SSH Corp., Ltd.	1,307,000	202,148
Stamford Land Corp., Ltd.	2,803,000	801,128
Straco Corp., Ltd.	130,000	11,362
#Straits Asia Resources, Ltd.	1,380,000	1,764,048
*Sunningdale Tech, Ltd.	5,579,000	509,062
*Sunright, Ltd.	378,000	45,175
Superbowl Holdings, Ltd.	980,000	126,953
Superior Multi-Packaging, Ltd.	490,500	36,747
#*Swiber Holdings, Ltd.	801,000	512,509
#Tat Hong Holdings, Ltd.	1,054,800	772,450
*Thakral Corp., Ltd.	6,028,000	252,303
Tiong Woon Corp. Holding, Ltd.	924,000	484,861
Transcu Group, Ltd.	265,000	21,438
Trek 2000 International, Ltd.	1,004,000	117,587
*TT International, Ltd.	480	13
UMS Holdings, Ltd.	941,000	122,692

65

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
#United Engineers, Ltd.	577,666	$683,240
*United Envirotech, Ltd.	352,000	92,420
United Industrial Corp., Ltd.	404,000	521,588
United Overseas Insurance, Ltd.	188,250	400,286
*United Pulp & Paper Co., Ltd.	708,000	71,930
UOB-Kay Hian Holdings, Ltd.	1,478,400	1,522,391
UOL Group, Ltd.	774,000	1,846,542
Venture Corp., Ltd.	504,000	3,215,158
Vicom, Ltd.	120,000	180,756
WBL Corp., Ltd.	600,000	1,969,284
Wheelock Properties, Ltd.	1,207,000	1,498,747
Wing Tai Holdings, Ltd.	1,619,000	1,895,269
Xpress Holdings, Ltd.	3,079,000	174,291
YHI International, Ltd.	1,174,000	178,252
*Yoma Strategic Holdings, Ltd.	132,000	8,910
Yongnam Holdings, Ltd.	1,970,000	359,472

TOTAL SINGAPORE		90,467,972

TOTAL COMMON STOCKS		676,305,465

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
#Village Roadshow, Ltd. Series A	334,417	518,901

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
*Apex Minerals NL Warrants 11/09/12	189,579	—
*Capral, Ltd. Rights 11/06/09	365,710	2,634
*Havilah Resources NL Warrants 04/30/10	2,017	54
*Samson Oil & Gas, Ltd. Warrants 12/31/12	306,678	1,380
*UXC, Ltd. Options 03/31/10	94,269	33,942

TOTAL AUSTRALIA		38,010

HONG KONG — (0.0%)
*Asia Standard Hotel Group, Ltd. Rights 08/27/10	5,122,000	271,624
*Goldin Properties Holdings, Ltd. Warrants 08/28/10	191,400	—
*Hop Hing Group Holdings, Ltd. Warrants 05/31/13	158,464	2,791
*ITC Corp., Ltd. Warrants 11/04/09	1,154,917	1,490
*ITC Properties Group, Ltd. Warrants 06/02/10	4,368,736	5,637
*Lippo, Ltd. Warrants 07/04/11	82,470	3,192
*South China (China), Ltd. Rights 09/06/10	1,124,000	26,830

TOTAL HONG KONG		311,564

SINGAPORE — (0.0%)
*Qian Hu Corp., Ltd. Rights 09/19/10	204,100	16,019

TOTAL RIGHTS/WARRANTS		365,593

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $465,000 FNMA 6.50%, 06/25/39, valued at $500,456) to be repurchased at $490,008	$490	490,000

66

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (16.9%)
§@DFA Short Term Investment Fund LP	133,343,064	$133,343,064
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,861,165) to be repurchased at $4,765,876	$4,766	4,765,848

TOTAL SECURITIES LENDING COLLATERAL		138,108,912

TOTAL INVESTMENTS — (100.0%) (Cost $748,104,019)		$815,788,871

See accompanying Notes to Financial Statements.

67

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (96.4%)
Consumer Discretionary — (20.2%)
4imprint Group P.L.C.	96,735	$229,699
Aegis Group P.L.C.	3,279,567	5,895,612
Aga Rangemaster Group P.L.C.	288,143	545,169
*Arena Leisure P.L.C.	1,372,024	636,108
#*Barratt Developments P.L.C.	235,159	533,476
Bellway P.L.C.	420,170	5,025,477
*Berkeley Group Holdings P.L.C. (The)	320,225	4,469,576
Bloomsbury Publishing P.L.C.	271,841	557,353
#*Bovis Homes Group P.L.C.	474,842	3,197,820
Burberry Group P.L.C.	277,987	2,451,469
Caffyns P.L.C.	6,000	43,384
Carpetright P.L.C.	167,232	2,407,344
*Carphone Warehouse Group P.L.C.	1,000,721	3,018,103
Centaur Media P.L.C.	617,725	543,484
Chime Communications P.L.C.	211,086	674,905
*Chrysalis Group P.L.C.	107,232	182,936
Churchill China P.L.C.	30,000	136,781
*Cineworld Group P.L.C.	3,286	8,493
Clinton Cards P.L.C.	740,506	502,574
*Cosalt P.L.C.	648,218	103,144
Daily Mail & General Trust P.L.C. Series A	636,483	4,140,995
Debenhams P.L.C.	2,383,809	3,039,099
Dignity P.L.C.	255,526	2,442,716
*Domino’s Pizza UK & IRL P.L.C.	28,654	143,358
*DSG International P.L.C.	10,089,373	5,051,941
Dunelm Group P.L.C.	38,882	207,179
*eaga P.L.C.	140,286	334,611
*Enterprise Inns P.L.C.	627,886	1,215,708
Euromoney Institutional Investor P.L.C.	326,227	2,032,203
#Findel P.L.C.	1,283,962	820,397
*Forminster P.L.C.	43,333	2,667
*French Connection Group P.L.C.	373,475	251,730
Fuller Smith & Turner P.L.C.	129,026	1,053,166
Future P.L.C.	1,324,863	433,303
*Galiform P.L.C.	521,046	639,660
Game Group P.L.C.	1,441,697	3,498,464
#*Games Workshop Group P.L.C.	101,889	476,092
*GKN P.L.C.	1,074,476	1,882,190
Greene King P.L.C.	716,652	4,630,165
Halfords Group P.L.C.	837,680	5,371,161
Haynes Publishing Group P.L.C.	14,703	53,071
Headlam Group P.L.C.	330,383	1,677,730
Henry Boot P.L.C.	426,786	788,437
#HMV Group P.L.C.	1,627,244	2,956,524
Holidaybreak P.L.C.	206,890	946,838
Hornby P.L.C.	154,220	378,809
Huntsworth P.L.C.	795,153	872,247
*Inchcape P.L.C.	6,045,584	2,899,598
Informa P.L.C.	1,440,320	6,909,243
ITV P.L.C.	2,312,304	1,617,208
#J.D. Wetherspoon P.L.C.	483,984	3,647,901
JD Sports Fashion P.L.C.	122,850	948,344
*JJB Sports P.L.C.	750,992	368,928
John Menzies P.L.C.	244,534	1,303,407
*Johnston Press P.L.C.	109,928	50,717
Kesa Electricals P.L.C.	2,031,662	4,414,098
#Ladbrokes P.L.C.	1,188,699	2,367,970
Laura Ashley Holdings P.L.C.	2,806,720	767,950

68

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
*Lookers P.L.C.	1,251,177	$1,211,432
Luminar Group Holdings P.L.C.	347,909	424,763
#*Manganese Bronze Holdings P.L.C.	68,818	169,254
Marston’s P.L.C.	1,367,965	1,941,650
Millennium & Copthorne Hotels P.L.C.	609,888	3,371,148
*Mitchells & Butlers P.L.C.	284,973	1,095,003
Mothercare P.L.C.	324,479	3,062,616
N Brown Group P.L.C.	877,699	3,752,296
Pace P.L.C.	772,437	2,797,208
#*PartyGaming P.L.C.	238,967	894,189
*Pendragon P.L.C.	2,285,154	1,103,196
*Persimmon P.L.C.	506,151	3,336,992
#Pinewood Shepperton P.L.C.	182,105	395,405
*Punch Taverns P.L.C.	591,433	804,232
*Rank Group P.L.C.	915,711	1,329,133
*Redrow P.L.C.	626,857	1,441,081
Restaurant Group P.L.C.	732,507	2,243,156
Rightmove P.L.C.	261,219	2,253,502
Smiths News P.L.C.	674,129	1,345,153
*Sportech P.L.C.	329,794	343,524
Sports Direct International P.L.C.	456,794	729,306
St. Ives Group P.L.C.	436,379	481,410
*Stylo P.L.C.	64,096	4,997
*Tandem Group P.L.C. Non-Voting Shares	327,365	—
*Taylor Wimpey P.L.C.	759,589	460,504
Ted Baker P.L.C.	161,086	1,084,038
*Topps Tiles P.L.C.	761,166	1,025,985
Trinity Mirror P.L.C.	91,191	239,416
United Business Media P.L.C.	864,643	6,542,539
UTV Media P.L.C.	217,432	373,365
Vitec Group P.L.C. (The)	160,303	998,492
*Wagon P.L.C.	237,979	7,538
WH Smith P.LC.	588,205	4,851,076
Whitbread P.L.C.	136,622	2,842,151
William Hill P.L.C.	1,297,070	3,561,537
Wilmington Group P.L.C.	346,234	822,087
#*Yell Group P.L.C.	1,233,372	1,034,934

Total Consumer Discretionary		160,173,040

Consumer Staples — (4.2%)
A.G. Barr P.L.C.	128,572	1,751,139
Anglo-Eastern Plantations P.L.C.	108,333	639,956
Britvic P.L.C.	621,890	3,556,289
Cranswick P.L.C.	174,592	2,005,806
#Dairy Crest Group P.L.C.	520,119	3,409,515
Devro P.L.C.	605,749	1,195,295
*European Home Retail P.L.C.	109,256	—
Greggs P.L.C.	395,967	2,795,402
McBride P.L.C.	781,394	2,851,597
Northern Foods P.L.C.	1,927,475	1,994,460
*Premier Foods P.L.C.	4,876,073	2,858,909
PZ Cussons P.L.C.	1,348,567	5,515,893
R.E.A. Holdings P.L.C.	49,233	335,824
Robert Wiseman Dairies P.L.C.	224,570	1,644,610
Tate & Lyle P.L.C.	174,059	1,281,391
Thorntons P.L.C.	313,060	639,136
*Uniq P.L.C.	463,373	293,530
Young & Co.’s Brewery P.L.C.	40,000	269,589
Young & Co.’s Brewery P.L.C. Series A	20,936	171,105

Total Consumer Staples		33,209,446

69

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Energy — (5.2%)
Anglo Pacific Group P.L.C.	426,647	$1,446,731
*Dana Petroleum P.L.C.	333,328	6,973,969
*Fortune Oil P.L.C.	5,889,851	845,200
*Hardy Oil & Gas P.L.C.	49,802	229,034
*Heritage Oil P.L.C.	242,868	1,842,209
Hunting P.L.C.	448,514	3,852,592
James Fisher & Sons P.L.C.	189,802	1,349,693
JKX Oil & Gas P.L.C.	481,113	2,163,660
John Wood Group P.L.C.	858,822	4,498,894
*Lamprell P.L.C.	100,437	333,460
Melrose Resources P.L.C.	346,959	1,939,615
*Premier Oil P.L.C.	335,099	6,460,840
*Salamander Energy P.L.C.	287,546	1,158,000
*Soco International P.L.C.	258,739	5,459,305
*UK Coal P.L.C.	889,073	1,249,499
Wellstream Holdings P.L.C.	125,733	1,053,137

Total Energy		40,855,838

Financials — (13.8%)
Aberdeen Asset Management P.L.C.	2,558,118	5,538,248
Amlin P.L.C.	1,027,564	5,947,701
Arbuthnot Banking Group P.L.C.	67,329	421,124
Ashmore Group P.L.C.	419,900	1,876,252
*BCB Holdings, Ltd.	5,979	11,558
Beazley P.L.C.	1,047,415	1,837,931
BlueBay Asset Management P.L.C.	154,645	941,505
Brewin Dolphin Holdings P.L.C.	870,024	2,284,222
Brit Insurance Holdings P.L.C.	1,289,236	4,390,590
Capital & Regional P.L.C.	814,788	452,668
Catlin Group, Ltd.	977,375	5,277,316
Charles Stanley Group P.L.C.	123,753	516,834
Charles Taylor Consulting P.L.C.	139,215	512,669
Chesnara P.L.C.	200,658	599,326
Close Brothers Group P.L.C.	481,680	5,539,027
Collins Stewart P.L.C.	98,837	129,284
Daejan Holdings P.L.C.	36,248	1,591,602
Development Securities P.L.C.	322,788	1,641,474
#*DTZ Holdings P.L.C.	224,770	309,038
Evolution Group P.L.C.	1,150,083	3,108,231
F&C Asset Management P.L.C.	554,000	671,682
Friends Provident Group P.L.C.	23,320	31,091
*Full Circle Future, Ltd.	135,600	—
Hansard Global P.L.C.	4,765	13,448
Hardy Underwriting Group P.L.C.	153,854	735,855
Hargreaves Lansdown P.L.C.	446,110	1,993,579
Helical Bar P.L.C.	385,573	2,090,997
#Henderson Group P.L.C.	2,936,019	6,189,595
Hiscox, Ltd.	1,535,730	8,053,774
IG Group Holdings P.L.C.	1,241,907	6,140,967
*Industrial & Commercial Holdings P.L.C.	5,000	123
Intermediate Capital Group P.L.C.	572,472	2,383,828
International Personal Finance P.L.C.	930,623	3,126,755
*IP Group P.L.C.	250,011	229,454
Jardine Lloyd Thompson Group P.L.C.	663,478	4,936,106
Liontrust Asset Management P.L.C.	129,935	273,326
#*LSL Property Services P.L.C.	134,125	655,462
*MWB Group Holdings P.L.C.	379,622	300,254
Novae Group P.L.C.	234,907	1,192,968
Park Group P.L.C.	166,600	57,125
#Provident Financial P.L.C.	485,695	7,409,228
*Quintain Estates & Development P.L.C.	318,342	1,009,484

70

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Financials — (Continued)
Rathbone Brothers P.L.C.	159,131	$2,414,766
Rensburg Sheppards P.L.C.	168,448	1,895,158
*Rutland Trust P.L.C.	85,288	93,786
S&U P.L.C.	21,140	154,606
Savills P.L.C.	501,321	2,630,584
*Shellproof, Ltd.	1,156	626
Shore Capital Group P.L.C.	1,193,004	790,932
St. James’s Place P.L.C.	718,698	3,069,744
*St. Modwen Properties P.L.C.	614,076	2,256,538
Tullett Prebon P.L.C.	757,461	4,495,501
Unite Group P.L.C.	192,038	835,868

Total Financials		109,059,810

Health Care — (3.4%)
#*Alizyme P.L.C.	660,805	43,382
*Antisoma P.L.C.	2,024,536	1,244,051
*Ark Therapeutics Group P.L.C.	638,344	460,016
*Assura Group, Ltd. P.L.C.	48,153	23,515
*Axis-Shield P.L.C.	223,504	1,546,312
Biocompatibles International P.L.C.	147,081	595,848
Bioquell P.L.C.	90,893	208,442
*BTG P.L.C.	730,460	2,280,666
Care UK P.L.C.	199,792	1,154,424
Consort Medical P.L.C.	116,271	770,887
Corin Group P.L.C.	151,637	181,291
Dechra Pharmaceuticals P.L.C.	201,204	1,514,262
Genetix Group P.L.C.	151,246	157,436
Genus P.L.C.	157,057	1,720,380
Goldshield Group P.L.C.	119,590	941,786
Hikma Pharmaceuticals P.L.C.	430,418	3,326,687
Nestor Healthcare Group P.L.C.	443,850	349,168
*Oxford Biomedica P.L.C.	2,123,042	488,054
*Prostrakan Group P.L.C.	38,359	68,314
*Renovo Group P.L.C.	95,255	39,008
*SkyePharma P.L.C.	55,765	75,241
*Southern Cross Healthcare, Ltd. P.L.C.	195,059	392,188
SSL International P.L.C.	753,239	7,822,386
Synergy Health P.L.C.	28,214	280,425
*Vectura Group P.L.C.	1,085,207	1,519,534
*William Ransom & Son P.L.C.	30,000	2,300

Total Health Care		27,206,003

Industrials — (31.8%)
*AEA Technology P.L.C.	539,970	247,866
Aggreko P.L.C.	611,546	7,601,086
Air Partner P.L.C.	37,086	344,813
Alumasc Group P.L.C.	131,547	232,173
Arriva P.L.C.	655,941	4,727,085
Ashtead Group P.L.C.	1,976,882	2,600,495
Atkins WS P.L.C.	425,663	3,936,911
*Autologic Holdings P.L.C.	96,590	44,575
*Avis Europe P.L.C.	197,823	99,842
Babcock International Group P.L.C.	853,247	8,470,820
Balfour Beatty P.L.C.	98,175	426,801
BBA Aviation P.L.C.	1,204,134	3,038,629
Bodycote P.L.C.	722,295	1,929,905
Braemar Shipping Services P.L.C.	81,108	578,476
#Brammer P.L.C.	185,266	389,640
*British Airways P.L.C.	92,560	274,877
BSS Group P.L.C.	489,152	2,132,909
Camellia P.L.C.	2,437	301,464

71

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Carillion P.L.C.	1,523,518	$7,339,374
Carr’s Milling Industries P.L.C.	35,330	260,563
Castings P.L.C.	162,757	499,285
Charter International P.L.C.	614,873	6,992,444
Chemring Group P.L.C.	128,869	5,527,463
Chloride Group P.L.C.	1,025,093	2,706,429
Clarkson P.L.C.	68,229	923,134
Communisis P.L.C.	561,133	151,859
Connaught P.L.C.	319,006	2,115,251
*Cookson Group P.L.C.	515,765	3,077,664
Costain Group P.L.C.	1,269,584	572,067
*Danka Business Systems P.L.C.	1,029,605	34,304
Davis Service Group P.L.C.	670,430	4,593,693
De la Rue P.L.C.	387,017	5,796,504
Dewhurst P.L.C.	9,000	35,451
*easyJet P.L.C.	548,462	3,228,611
Eleco P.L.C.	80,000	48,796
Fenner P.L.C.	671,987	1,762,557
Firstgroup P.L.C.	681,105	4,188,837
Forth Ports P.L.C.	175,092	3,170,037
*Fortress Holdings P.L.C.	120,728	—
Galliford Try P.L.C.	143,430	798,795
Go-Ahead Group P.L.C.	169,568	3,949,503
Hampson Industries P.L.C.	430,496	511,804
Hays P.L.C.	5,101,389	8,172,104
Helphire P.L.C.	1,050,597	988,065
Hogg Robinson Group P.L.C.	103,893	62,904
#Homeserve P.L.C.	227,284	6,015,087
Hyder Consulting P.L.C.	168,297	682,539
IMI P.L.C.	1,191,221	8,401,977
*Impellam Group P.L.C.	35,258	38,961
Interserve P.L.C.	498,625	1,903,082
Intertek Group P.L.C.	539,854	11,091,513
Invensys P.L.C.	472,034	2,181,893
ITE Group P.L.C.	1,190,261	2,366,151
J. Smart & Co. (Contractors) P.L.C.	22,500	155,150
Keller Group P.L.C.	271,131	3,172,382
Kier Group P.L.C.	141,688	2,236,677
Latchways P.L.C.	41,288	439,960
Lavendon Group P.L.C.	175,529	402,949
Lincat Group P.L.C.	14,452	100,826
*Low & Bonar P.L.C.	763,541	410,735
Management Consulting Group P.L.C.	1,026,246	446,274
*Mears Group P.L.C.	31,734	146,542
Meggitt P.L.C.	1,630,199	6,527,012
Melrose P.L.C.	1,121,380	3,131,043
Michael Page International P.L.C.	1,235,568	6,511,423
Mitie Group P.L.C.	1,208,230	4,726,741
*MJ Gleeson Group P.L.C.	195,875	364,620
Morgan Crucible Co. P.L.C.	1,144,879	2,940,790
Morgan Sindall P.L.C.	161,485	1,493,495
Mouchel Group P.L.C.	469,006	1,463,496
MS International P.L.C.	50,000	171,889
#National Express Group P.L.C.	487,807	2,594,794
Northgate P.L.C.	313,860	1,127,334
PayPoint P.L.C.	87,805	645,787
PV Crystalox Solar P.L.C.	597,857	639,642
Qinetiq P.L.C.	2,172,472	5,838,845
Regus P.L.C.	3,220,926	5,379,876
*Rentokil Initial P.L.C.	1,708,492	2,903,403
Ricardo P.L.C.	222,000	880,802

72

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
*Richmond Oil & Gas P.L.C.	220,000	$—
Robert Walters P.L.C.	392,488	1,149,195
ROK P.L.C.	723,316	551,027
RPS Group P.L.C.	788,615	2,704,036
Scott Wilson Group P.L.C.	83,704	176,206
Senior P.L.C.	1,671,692	1,674,429
Severfield-Rowen P.L.C.	351,952	951,663
Shanks Group P.L.C.	1,642,693	2,314,321
SIG P.L.C.	1,366,866	2,659,983
Speedy Hire P.L.C.	178,122	105,787
*Spice P.L.C.	4,494	5,864
Spirax-Sarco Engineering P.L.C.	301,608	5,381,748
Stagecoach Group P.L.C.	803,167	1,902,230
Sthree P.L.C.	299,337	1,233,040
#T. Clarke P.L.C.	148,717	321,063
Tarsus Group P.L.C.	212,372	402,573
Tomkins P.L.C.	3,282,427	9,005,026
Travis Perkins P.L.C.	482,448	5,951,606
Tribal Group P.L.C.	132,810	145,661
Trifast P.L.C.	359,985	147,437
UK Mail Group P.L.C.	198,762	1,101,315
Ultra Electronics Holdings P.L.C.	267,145	5,766,343
Umeco P.L.C.	196,406	884,624
#*Volex Group P.L.C.	241,088	322,298
Vp P.L.C.	167,463	456,068
VT Group P.L.C.	677,021	6,026,593
Weir Group P.L.C. (The)	479,090	5,490,425
Wincanton P.L.C.	479,763	1,736,629
WSP Group P.L.C.	262,651	1,287,303
XP Power, Ltd.	73,546	365,243

Total Industrials		252,639,291

Information Technology — (12.5%)
Acal P.L.C.	104,729	215,116
Alphameric P.L.C.	127,141	62,437
*Alterian P.L.C.	179,139	514,174
Anite P.L.C.	1,166,924	650,909
ARM Holdings P.L.C.	4,777,637	11,606,124
Aveva Group P.L.C.	275,408	4,011,311
Computacenter P.L.C.	423,790	1,963,471
*CSR P.L.C.	380,954	2,780,599
#Dialight P.L.C.	111,362	344,820
Dicom Group P.L.C.	317,667	937,760
Dimension Data Holdings P.L.C.	5,615,130	6,524,511
Diploma P.L.C.	459,990	1,243,611
Domino Printing Sciences P.L.C.	455,803	2,221,533
E2V Technologies P.L.C.	247,588	284,423
Electrocomponents P.L.C.	1,576,293	3,781,033
Fidessa Group P.L.C.	130,344	2,555,467
*Gresham Computing P.L.C.	204,631	88,745
Halma P.L.C.	1,486,473	5,547,008
*Imagination Technologies Group P.L.C.	882,944	3,036,006
Innovation Group P.L.C.	2,537,718	468,227
*Intec Telecom Systems P.L.C.	1,201,847	2,152,591
Kewill P.L.C.	368,863	577,747
Laird P.L.C.	719,642	1,720,360
Logica P.L.C.	3,037,910	5,759,339
Micro Focus International P.L.C.	452,097	2,499,600
*Misys P.L.C.	1,982,492	6,711,250
*Morse P.L.C.	367,208	233,523
Oxford Instruments P.L.C.	193,856	774,164

73

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
Phoenix IT Group, Ltd. P.L.C.	197,369	$722,966
Premier Farnell P.L.C.	1,379,926	3,254,202
Psion P.L.C.	499,513	959,501
*Raymarine P.L.C.	249,080	44,800
Renishaw P.L.C.	184,262	1,646,022
RM P.L.C.	363,499	870,461
*RMS Communications P.L.C.	15,000	—
Rotork P.L.C.	350,626	6,524,289
*Scipher P.L.C.	34,563	638
*SDL P.L.C.	333,680	2,209,413
Spectris P.L.C.	490,382	5,442,149
Spirent Communications P.L.C.	2,766,948	4,160,245
*Telecity Group P.L.C.	25,779	141,487
TT electronics P.L.C.	595,193	709,634
Vislink P.L.C.	588,460	233,855
*Wolfson Microelectronics P.L.C.	493,841	986,517
Xaar P.L.C.	220,887	336,951
Xchanging P.L.C.	541,322	1,974,116

Total Information Technology		99,483,105

Materials — (4.2%)
British Polythene Industries P.L.C.	102,332	396,632
Carclo P.L.C.	214,230	341,285
Croda International P.L.C.	484,717	5,935,810
Delta P.L.C.	591,338	1,619,359
DS Smith P.L.C.	1,591,931	3,040,332
Elementis P.L.C.	1,858,096	1,933,572
*Ferrexpo P.L.C.	53,508	130,263
Filtrona P.L.C.	704,266	1,928,873
*Gem Diamonds, Ltd.	3,895	14,681
Hill & Smith Holdings P.L.C.	275,101	1,444,135
#Hochschild Mining P.L.C.	223,726	1,005,217
*Inveresk P.L.C.	125,000	3,283
Marshalls P.L.C.	658,597	1,027,348
Mondi P.L.C.	943,611	5,208,467
*Petropavlovsk P.L.C.	105,983	1,819,991
Porvair P.L.C.	158,128	188,652
RPC Group P.L.C.	404,286	1,707,979
Victrex P.L.C.	321,880	4,006,413
Yule Catto & Co. P.L.C.	505,169	1,401,099
Zotefoams P.L.C.	96,852	143,156

Total Materials		33,296,547

Other — (0.0%)
*JJB Sports P.L.C. Excess Application Shares	600,793	295,816

Telecommunication Services — (0.7%)
*COLT Telecom Group SA	1,213,428	2,463,297
Kcom Group P.L.C.	2,504,455	1,664,477
Telecom Plus P.L.C.	257,500	1,287,293

Total Telecommunication Services		5,415,067

Utilities — (0.4%)
Dee Valley Group P.L.C.	12,109	167,797
Drax Group P.L.C.	81,042	616,586
Northumbrian Water Group P.L.C.	607,244	2,292,806
Pennon Group P.L.C.	50,392	374,381
Total Utilities		3,451,570

TOTAL COMMON STOCKS		765,085,533

74

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
RIGHTS/WARRANTS — (0.1%)
*Barratt Developments P.L.C. Rights 11/03/09	305,706	$677,853
*Brammer P.L.C. Rights 11/13/09	185,266	176,360
*Laird P.L.C. Rights 11/13/09	359,821	239,176
*SFI Holdings, Ltd. Litigation Certificate	26,713	—
*Ultraframe Litigation Notes	319,285	—

TOTAL RIGHTS/WARRANTS		1,093,389

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,070,000 FNMA 6.50%, 06/25/39, valued at $2,227,838) to be repurchased at $2,191,035	$2,191	2,191,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (3.2%)
§@DFA Short Term Investment Fund LP	24,472,278	24,472,278
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $527,028) to be repurchased at $516,697	$517	516,694

TOTAL SECURITIES LENDING COLLATERAL		24,988,972

TOTAL INVESTMENTS — (100.0%) (Cost $851,007,486)		$793,358,894

See accompanying Notes to Financial Statements.

75

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (88.5%)
AUSTRIA — (2.9%)
Agrana Beteiligungs AG	16,245	$1,535,657
Andritz AG	116,739	6,428,780
#*A-TEC Industries AG	21,828	332,896
Austria Email AG	715	4,556
*Austriamicrosystems AG	123	2,632
BKS Bank AG	3,120	81,270
*BWIN Interactive Entertainment AG	79,165	3,826,318
BWT AG	27,601	705,831
#*CA Immobilien Anlagen AG	130,641	1,933,494
*Christ Water Techology AG	24,819	120,737
Constantia Packaging AG	18,095	988,393
*Conwert Immobilien Invest AG	48,984	598,275
*EAG-Beteiligungs AG	1,650	25,518
EVN AG	36,696	693,613
Flughafen Wien AG	39,948	2,005,054
*Frauenthal Holding AG	12,084	135,157
*Intercell AG	104,732	4,046,151
Josef Manner & Co. AG	870	57,615
*Kapsch TrafficCom AG	1,065	37,445
Lenzing AG	4,701	1,611,558
#Mayr-Melnhof Karton AG	31,265	2,945,598
Oberbank AG	37,974	2,368,883
#Oesterreichischen Post AG	98,332	2,869,880
#Palfinger AG	45,976	1,091,428
*RHI AG	93,231	2,586,931
Rosenbauer International AG	11,816	456,894
*S&T System Integration & Technology Distribution AG	6,404	131,761
#Schoeller-Bleckmann Oilfield Equipment AG	32,197	1,500,791
*Sparkassen Immobilien AG	58,185	458,968
Strabag SE	95,319	2,930,618
UBM Realitaetenentwicklung AG	1,440	65,451
#Uniqa Versicherungen AG	183,096	3,608,383
Voestalpine AG	65,130	2,227,054
*Warimpex Finanz und Beteiligungs AG	5,570	18,801
*Wienerberger AG	142,991	2,583,077
*Wolford AG	11,165	197,872
*Zumtobel AG	76,175	1,316,886

TOTAL AUSTRIA		52,530,226

BELGIUM — (3.8%)
Ackermans & van Haaren NV	81,854	5,925,427
*Agfa-Gevaert NV	368,855	2,221,886
Banque Nationale de Belgique SA	952	4,812,253
*Barco NV	53,143	2,138,057
Bekaert SA	56,746	7,297,993
Co.Br.Ha Societe Commerciale de Brasserie SA	115	233,212
Compagnie d’Entreprises CFE	40,394	2,299,506
*Compagnie du Bois Sauvage SA	87	13
Compagnie Immobiliere de Belgique SA	10,535	320,155
#Compagnie Maritime Belge SA	61,365	1,842,684
#*Deceuninck NV	247,412	504,861
*Devgen NV	3,090	45,991
D’Ieteren SA	12,852	4,658,971
Duvel Moorgat SA	8,799	604,544
Econocom Group SA	65,485	941,868
Elia System Operator SA/NV	112,393	4,538,575
Euronav SA	86,793	1,692,198
EVS Broadcast Equipment SA	13,059	960,281

76

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
BELGIUM — (Continued)
#Exmar NV	76,531	$966,728
Floridienne SA	2,033	284,178
*Galapagos NV	4,970	59,349
Hamon & Compagnie International SA	2,193	92,258
Henex SA	7,487	429,108
Image Recognition Integrated Systems (I.R.I.S.) SA	6,284	381,548
#*International Brachtherapy SA	35,773	214,956
Ion Beam Applications SA	67,020	915,386
Jensen-Group NV	12,030	116,889
Kinepolis Group NV	5,063	206,377
Lotus Bakeries SA	1,361	646,649
#Melexis NV	88,696	930,919
*Nyrstar NV	140,979	1,643,320
Omega Pharma SA	82,044	4,035,271
#*Option NV	19,215	36,372
*Picanol NV	16,620	60,016
#*RealDolmen NV	6,066	126,724
Recticel SA	52,387	392,387
*Resilux NV	4,095	288,924
Rosier SA	655	263,246
*Roularta Media Group NV	3,344	75,206
SAPEC SA (4775951)	3,531	324,846
*SAPEC SA (5389544)	75	1,214
Sioen Industries NV	52,140	329,715
Sipef NV	24,100	1,274,149
*Spector Photo Group SA	11,235	14,041
*Systemat-Datarelay SA	26,232	176,665
*Telenet Group Holding NV	148,890	3,968,405
Ter Beke NV	2,281	171,820
Tessenderlo Chemie NV	90,268	3,307,293
*ThromboGenics NV	13,144	304,578
Umicore SA	143,678	4,363,987
Unibra SA	1,600	383,806
Van De Velde NV	27,632	1,136,520
*VPK Packaging Group SA	12,084	426,802

TOTAL BELGIUM		69,388,127

DENMARK — (2.3%)
*Aarhus Lokalbank A.S.	8,030	110,307
*Aktieselskabet Roskilde Bank A.S.	32,685	2,262
*Aktieselskabet Skjern Bank A.S.	3,276	118,008
Alk-Abello A.S.	14,179	1,203,864
*Alm. Brand A.S.	27,560	671,259
*Amagerbanken A.S.	32,395	356,581
Ambu A.S.	22,100	452,958
Arkil Holdings A.S. Series B	780	118,224
#Auriga Industries A.S. Series B	46,057	777,614
*Bang & Olufsen Holdings A.S.	91,461	1,405,669
*Bavarian Nordic A.S.	17,176	682,588
#*BoConcept Holding A.S.	5,650	133,414
*Brodrene Hartmann A.S. Series B	11,730	169,233
*Brondbyernes IF Fodbold A.S. Series B	15,450	91,623
D/S Norden A.S.	45,306	1,697,747
*Dalhoff, Larson & Horneman A.S. Series B	32,000	153,702
*Dantherm Holding A.S.	13,100	61,092
*DFDS A.S.	11,236	771,552
*DiBa Bank A.S.	2,300	46,644
*Djursland Bank A.S.	8,970	279,300
East Asiatic Co., Ltd. A.S.	52,687	1,903,458
F.E. Bording A.S.	600	71,185
*Fionia Holding A.S.	17,880	—

77

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
DENMARK — (Continued)
Fluegger A.S. Series B	4,198	$332,091
#*GN Store Nord A.S.	517,039	2,902,924
*GPV Industi A.S.	2,200	13,051
#*Greentech Energy Systems A.S.	70,326	349,528
*Gronlandsbanken A.S.	768	60,528
#*H&H International A.S. Series B	1,920	98,230
Harboes Bryggeri A.S.	10,250	242,552
Hojgaard Holding A.S. Series B	2,750	108,144
IC Companys A.S.	33,305	922,208
*Incentive A.S.	3,575	13,078
Jeudan A.S.	2,516	222,037
*Jyske Bank A.S.	65,983	2,462,755
*Lan & Spar Bank A.S.	5,150	286,894
*Lastas A.S. Series B	11,200	85,074
*Lollands Bank A.S.	750	29,053
*Maconomy Corp. A.S.	7,833	10,834
#*Mols-Linien A.S.	27,490	311,147
#*NeuroSearch A.S.	42,054	693,738
#*NKT Holding A.S.	58,121	3,297,826
*Nordjyske Bank A.S.	17,600	401,634
*Norresundby Bank A.S.	7,350	260,343
*Ostjydsk Bank A.S.	2,554	237,821
#*Parken Sport & Entertainment A.S.	8,234	804,336
Per Aarsleff A.S. Series B	5,975	640,197
#*Ringkjoebing Landbobank A.S.	14,890	1,814,477
Roblon A.S. Series B	540	64,018
#Rockwool International A.S.	6,487	548,676
*Royal Unibrew A.S.	12,465	362,628
*Salling Bank A.S.	910	87,577
*Sanistal A.S. Series B	4,051	66,091
Satair A.S.	8,525	292,591
Schouw & Co. A.S.	70,768	1,384,233
SimCorp A.S.	16,263	3,131,107
#*Sjaelso Gruppen A.S.	29,228	85,604
*SKAKO Industries A.S.	5,130	50,400
Solar Holdings A.S. Series B	3,694	214,572
Sondagsavisen A.S.	36,665	198,872
*Spar Nord Bank A.S.	115,369	1,384,617
*Sparbank A.S.	10,930	274,195
*Sparekassen Faaborg A.S.	1,972	335,459
*Sydbank A.S.	140,905	3,446,214
Thrane & Thrane A.S.	9,883	269,581
Tivoli A.S.	969	615,822
*TK Development A.S.	91,681	432,535
#*TopoTarget A.S.	79,781	40,539
Torm A.S.	69,423	742,672
*Vestfyns Bank A.S.	680	77,738
*Vestjysk Bank A.S.	24,162	499,328

TOTAL DENMARK		42,483,853

FINLAND — (7.0%)
Ahlstrom Oyj	4,420	60,631
#*Aldata Solutions Oyj	194,535	137,258
Alma Media Oyj	277,852	2,771,641
*Amanda Capital Oyj	67,120	177,662
Amer Sports Oyj Series A	307,264	2,691,136
Aspo Oyj	68,141	601,442
Atria P.L.C.	2,584	48,221
Bank of Aland P.L.C.	17,663	621,730
BasWare Oyj	34,550	677,981
*Biotie Therapies Corp. Oyj	265,590	203,331

78

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FINLAND — (Continued)
Cargotec Oyj Series B	109,737	$2,350,380
Componenta Oyj	34,400	207,222
#Comptel P.L.C.	324,863	348,328
#Cramo Oyj	104,189	1,687,587
Digia P.L.C.	55,020	249,055
Efore Oyj	114,965	143,476
Elisa Oyj	276,614	5,356,961
Etteplan Oyj	62,600	279,565
*Finnair Oyj	186,376	1,059,743
*Finnlines Oyj	124,906	1,285,816
Fiskars Oyj Abp Series A	181,663	2,570,588
F-Secure Oyj	445,873	1,624,416
*GeoSentric Oyj	244,900	18,036
#Glaston Oyj Abp	131,940	229,067
HKScan Oyj Series A	72,398	938,861
Huhtamaki Oyj	338,637	4,577,258
#Ilkka-Yhtyma Oyj	60,256	538,025
KCI Konecranes Oyj	234,271	6,252,168
Kemira Oyj	248,868	3,946,156
Kesko Oyj	138,078	4,595,112
Laennen Tehtaat Oyj	18,920	414,543
Lassila & Tikanoja Oyj	117,954	2,637,726
Lemminkainen Oyj	13,072	500,195
#*Metso Corp. Oyj	206,460	5,765,320
*M-Real Oyj Series B	3,798,185	5,517,413
Neomarkka Oyj	16,652	137,093
#Nokian Renkaat Oyj	325,926	6,954,619
Nordic Aluminium Oyj	10,440	224,230
Okmetic Oyj	54,904	201,377
Olvi Oyj Series A	31,354	1,121,465
Oriola-KD Oyj Series A	26,000	138,068
Oriola-KD Oyj Series B	124,131	654,572
Orion Oyj Series A	96,540	1,844,063
Orion Oyj Series B	253,721	4,821,430
Outokumpu Oyj Series A	188,979	3,124,899
Outotec Oyj	36,018	1,139,206
#PKC Group Oyj	48,390	390,878
Pohjola Bank P.L.C.	372,375	4,137,933
*Ponsse Oyj	22,814	174,531
Poyry Oyj	179,728	2,659,181
Raisio P.L.C.	462,617	1,727,837
*Ramirent Oyj	299,709	2,981,112
Rapala VMC Oyj	113,258	808,334
Rautaruukki Oyj Series K	135,670	2,765,505
Raute Oyj Series A	10,390	112,594
#Ruukki Group Oyj	303,857	973,952
#Sanoma Oyj	162,312	2,996,276
Scanfil Oyj	123,479	470,335
*Sponda Oyj	159,511	571,542
Stockmann Oyj Abp Series A	43,914	1,198,639
#Stockmann Oyj Abp Series B	99,920	2,559,681
Talentum Oyj	129,629	358,903
Tecnomen Lifetree Oyj	2,061	2,785
Teleste Oyj	53,559	313,989
Tieto Oyj	277,638	5,544,956
#Trainers’ House P.L.C.	107,200	82,058
Tulikivi Oyj	79,440	122,739
Turkistuottajat Oyj	8,490	107,478
#Uponor Oyj Series A	206,241	3,733,202
Vacon Oyj	42,777	1,519,638
#Vaisala Oyj Series A	39,132	1,391,390

79

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FINLAND — (Continued)
Viking Line Abp	10,400	$504,518
Wartsila Corp. Oyj Series B	119,988	4,343,652
#Yit Oyj	206,080	3,980,113

TOTAL FINLAND		127,978,823

FRANCE — (12.3%)
#Akka Technologies SA	6,655	113,375
Ales Groupe SA	32,239	569,362
*ALTEN SA	60,626	1,520,936
#*Altran Technologies SA	343,804	1,654,821
April Group SA	70,844	2,656,760
Arkema SA	199,362	7,610,594
Assystem SA	52,519	707,363
#*Atari SA	4,202	49,703
*Atos Origin SA	143,571	6,721,508
Aubay SA	10,285	60,542
Audika SA	21,857	696,681
*Baccarat SA	1,090	235,898
Banque Tarneaud SA	1,430	236,148
Beneteau SA	176,815	2,766,425
Bigben Interactive	8,718	114,495
bioMerieux SA	16,058	1,782,336
Boiron SA	27,525	1,133,974
Boizel Chanoine Champagne SA	6,006	362,229
#Bonduelle SCA	12,784	1,465,603
*Bongrain SA	14,661	1,105,846
#Bourbon SA	162,224	6,746,721
*Bull SA	289,386	1,209,623
Burelle SA	3,894	497,245
*Cafom SA	5,092	74,022
Canal Plus SA	258,807	2,064,545
Carbone Lorraine SA	56,403	1,932,548
CBo Territoria	28,320	166,535
#*Cegedim SA	11,061	1,058,232
#*Club Mediterranee SA	60,303	1,223,299
*Compagnie Generale de Geophysique-Veritas SA	219,970	4,356,572
Compagnie Industrielle et Financiere D’Entreprises SA	1,200	80,319
*Compagnie International Andre Trigano SA	983	83,181
#*CS Communication & Systemes SA	7,938	95,830
Damartex SA	21,236	464,861
#Delachaux SA	27,616	1,908,510
#Derichebourg SA	530,469	2,604,416
*Dynaction SA	14,655	171,341
#EDF Energies Nouvelles SA	24,912	1,329,799
Electricite de Strasbourg SA	22,706	3,723,105
Esso S.A.F.	8,945	1,224,598
Establissements Maurel et Prom SA	305,061	6,132,788
Euler Hermes SA	36,906	2,929,848
*Euro Disney SCA (4320878)	89	16
#*Euro Disney SCA (B29QD14)	48,370	383,568
Exel Industries SA	10,841	444,191
*Explosifs et de Produits Chimiques	524	243,754
#*Faurecia SA	76,758	1,482,878
#Fimalac SA	29,963	1,561,545
#Fleury Michon SA	4,694	264,944
*Gascogne SA	6,907	325,065
Gaumont SA	14,184	858,814
*GECI International	60,409	276,954
*Gemalto NV	149,247	6,272,472
Gevelot SA	3,584	131,129
GFI Informatique SA	122,870	604,348

80

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FRANCE — (Continued)
#Gifi SA	7,360	$488,947
Ginger Groupe Ingenierie Europe SA	10,523	213,662
GL Events SA	7,882	183,924
GPE Groupe Pizzorno	5,200	132,917
Groupe Crit SA	24,255	592,646
*Groupe Eurotunnel SA	186,644	1,845,067
#*Groupe Flo SA	29,358	175,451
*Groupe Go Sport SA	2,740	88,711
*Groupe Gorge	18,510	223,248
Groupe Guillin SA	1,200	87,915
#Groupe Open SA	27,590	254,797
#Groupe Steria SCA	66,183	1,977,199
Guerbet SA	5,824	958,888
Guyenne et Gascogne SA	25,246	2,523,710
#Haulotte Group SA	55,825	608,180
Havas SA	1,165,955	4,431,486
#Idsud SA	2,227	96,591
#Imerys SA	39,232	2,150,400
Ingenico SA	103,297	2,549,658
Ipsen SA	18,673	951,420
Ipsos SA	83,610	2,559,934
*JC Decaux SA	51,262	1,036,428
#*Kaufman & Broad SA	2,387	58,037
Korian SA	5,455	156,851
Laurent-Perrier SA	11,820	943,915
*Lectra SA	83,499	306,952
Lisi SA	16,055	730,551
#*LVL Medical Groupe SA	24,346	540,741
M6 Metropole Television SA	148,116	3,567,675
Maisons France Confort SA	1,726	59,879
#*Manitou BF SA	46,880	680,953
Manutan International SA	13,517	737,793
*MGI Coutier SA	2,753	68,875
Mr. Bricolage SA	23,846	428,955
#Naturex SA	8,691	369,790
#Neopost SA	61,086	5,345,872
Nexans SA	92,377	6,523,139
Nexity SA	18,755	697,694
Norbert Dentressangle SA	12,330	850,795
*Oeneo SA	102,487	168,636
Orpea SA	96,748	4,358,917
*Osiatis	1,400	6,319
#PagesJaunes SA	183,448	2,247,779
Paris Orleans et Cie SA	2,708	85,657
Pierre & Vacances SA	15,567	1,282,922
Plastic Omnium SA	29,952	853,845
Plastivaloire SA	4,552	93,780
PSB Industries SA	8,438	223,727
Radiall SA	4,766	336,488
#Rallye SA	77,113	2,618,134
*Recylex SA	35,449	455,267
#Remy Cointreau SA	76,509	3,693,977
*Rexel SA	234,965	3,135,519
#*Rhodia SA	224,856	3,313,268
Robertet SA	3,167	381,664
*Rougier SA	6,115	244,536
#Rubis SA	32,177	2,954,101
#*S.T. Dupont SA	39,440	12,162
*Sa des Ciments Vicat SA	158	13,109
Sabeton SA	13,500	217,662
Saft Groupe SA	42,327	2,197,660

81

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FRANCE — (Continued)
SAMSE SA	8,545	$692,324
SCOR SE	108,387	2,758,544
SEB SA	88,673	4,935,375
Sechilienne SA	56,504	2,284,088
Securidev SA	2,500	66,914
*SeLoger.com SA	7,108	248,935
Signaux Girod SA	894	66,248
Societe BIC SA	84,787	5,884,544
Societe des Bains de Mer et du Cercle des Etrangers a Monaco SA	46,150	3,319,024
Societe Pour l’Informatique Industrielle SA	40,908	283,191
#Societe Television Francaise 1 SA	171,170	2,687,492
#*Soitec SA	107,280	1,463,695
*Solving Efeso International SA	1,567	5,331
Somfy SA	21,738	5,117,758
Sopra Group SA	22,982	1,646,212
Sperian Protection SA	18,519	1,320,880
#Stallergenes SA	31,063	2,622,824
Stef-TFE SA	28,838	1,739,358
Sucriere de Pithiviers Le Vieil	1,745	1,614,733
Synergie SA	32,941	837,162
Teleperformance SA	158,000	5,072,800
Tessi SA	5,050	364,769
#*Theolia SA	86,282	489,743
#*THOMSON	1,013,751	1,403,723
#Tonnellerie Francois Freres SA	3,839	179,306
Toupargel Groupe SA	75	1,909
*UbiSoft Entertainment SA	196,028	3,089,361
#Union Financiere de France Banque SA	15,895	616,114
#*Valeo SA	232,962	6,323,949
Viel et Compagnie SA	158,130	756,829
#Vilmorin & Cie SA	18,821	2,061,717
#Virbac SA	16,251	1,529,186
VM Materiaux SA	6,914	416,820
Vranken Pommery Monopole SA	9,533	434,652
#Zodiac Aerospace SA	105,911	3,572,436
Zueblin Immobiliere France SA	1,285	9,077

TOTAL FRANCE		225,504,013

GERMANY — (13.4%)
A.S. Creation Tapeton AG	6,853	226,664
*AAP Implantate AG	47,250	80,766
*Aareal Bank AG	561,290	12,138,286
*Abwicklungsellschaft Roesch AG	7,300	397
ADCapital AG	33,040	324,718
*Adlink Internet Media AG	69,691	391,522
Agrob Immobilien AG	5,800	78,538
Aixtron AG	259,027	7,740,951
*Aligna AG	324,899	384,348
Amadeus Fire AG	16,192	320,923
Andreae-Noris Zahn AG	26,412	933,284
Augusta Technologie AG	26,396	361,488
Aurubis AG	146,836	5,824,231
*Axel Springer AG	1,437	150,072
Baader Bank AG	135,150	632,436
Bauer AG	4,607	182,608
Bechtle AG	39,024	923,794
Bertrandt AG	22,607	589,152
*Beta Systems Software AG	8,550	33,066
Bilfinger Berger AG	162,980	10,434,934
*Biolitec AG	26,843	155,288
Biotest AG	21,301	1,331,950

82

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
*BKN International AG	35,508	$5,691
*BMP AG	45,099	55,650
*Borussia Dortmund GmbH & Co. KGaA	208,512	284,919
*Business Media China AG	3,172	1,819
Carl Zeiss Meditec AG	36,394	539,164
*CENTROTEC Sustainable AG	41,054	517,757
#*Centrotherm Photovoltaics AG	5,094	232,543
#Cewe Color Holding AG	13,917	474,357
Comdirect Bank AG	131,903	1,153,697
#*Constantin Medien AG	318,746	810,026
*CropEnergies AG	6,700	33,007
CTS Eventim AG	50,168	2,549,922
#Curanum AG	83,165	386,346
D. Logistics AG	113,203	205,034
DAB Bank AG	130,043	770,599
Data Modul AG	10,414	123,928
Demag Cranes AG	14,647	501,379
Deutsche Euroshop AG	87,386	2,980,056
#*Deutsche Wohnen AG	68,918	763,874
*Deutz AG	249,610	1,170,503
*Dierig Holding AG	10,500	109,557
#Douglas Holding AG	100,341	4,461,443
Dr. Hoenle AG	14,858	111,694
*Drillisch AG	92,184	579,293
Duerr AG	36,259	792,745
DVB Bank SE	173,470	6,413,252
Elexis AG	32,938	463,545
*Elmos Semiconductor AG	34,592	215,524
#ElreingKlinger AG	18,000	355,301
Erlus AG	2,970	116,045
Euwax AG	17,978	1,374,639
#*Evotec AG	1,204,328	3,541,975
#Fielmann AG	56,670	4,183,786
*Freenet AG	225,238	2,964,290
Fuchs Petrolub AG	27,656	2,090,284
GBW AG	28,417	503,929
GEA Group AG	158,840	3,002,088
Gerresheimer AG	27,781	807,507
Gerry Weber International AG	42,943	1,362,884
#Gesco AG	9,182	501,203
GFK SE	68,806	2,159,596
GFT Technologies AG	66,050	233,137
Gildemeister AG	43,990	600,787
*Grammer AG	5,985	58,249
Grenkeleasing AG	31,484	1,232,683
Hamborner AG	62,450	720,208
Hamburger Hafen und Logistik AG	31,666	1,233,729
*Hansa Group AG	146,815	208,545
Hawesko Holding AG	19,463	542,562
#*Heidelberger Druckmaschinen AG	19,905	146,251
Hochtief AG	30,167	2,256,304
*Homag Group AG	761	9,457
*IKB Deutsche Industriebank AG	21,843	29,186
Indus Holding AG	40,147	688,428
Innovation in Traffic Systems AG	23,949	299,894
Interseroh SE	21,842	1,550,742
#*Intershop Communications AG	58,426	125,421
Isra Vision Systems AG	10,917	169,285
*IVG Immobilien AG	410,355	3,667,986
*Jenoptik AG	153,250	822,977
*Kampa AG	35,505	16,917

83

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
#*Kizoo AG	33,967	$265,419
Kontron AG	176,510	2,100,390
Krones AG	71,467	3,560,518
KSB AG	4,336	2,446,234
#*Kuka AG	83,226	1,192,773
KWS Saat AG	17,268	2,872,198
Lanxess AG	218,704	6,875,309
Leifheit AG	12,500	212,050
Leoni AG	112,502	2,284,862
Loewe AG	25,187	327,933
*Manz Automation AG	553	38,033
*Marbert AG	1,360	3,181
*MasterFlex AG	10,531	58,112
*Maxdata Computer AG	94,120	16,760
Mediclin AG	119,554	518,723
#*Medigene AG	87,499	527,264
#Medion AG	81,672	856,419
Mensch und Maschine Software AG	27,532	138,122
MLP AG	213,537	2,347,025
*Mologen AG	22,062	226,644
*Morphosys AG	57,456	1,497,045
MTU Aero Engines Holding AG	163,223	7,393,072
#Muehlbauer Holding AG & Co.	14,905	394,530
MVV Energie AG	114,055	5,160,275
#*Nemetschek AG	23,340	515,023
*Nexus AG	33,813	169,734
#*Nordex AG	104,915	1,718,475
*November AG	4,881	7,173
OHB Technology AG	35,659	457,360
Oldenburgische Landesbank AG	4,234	275,791
P&I Personal & Informatik AG	17,889	471,928
*Patrizia Immobilien AG	2,483	13,883
Pfeiffer Vacuum Technology AG	30,723	2,289,201
#*Pfleiderer AG	166,950	1,683,495
*PNE Wind AG	162,926	426,861
Praktiker Bau-und Heimwerkermaerkte Holding AG	6,406	77,901
Progress-Werk Oberkirch AG	6,250	160,188
#*PSI AG fuer Produkte und Systeme der Informationstechnologie	28,359	321,991
Puma AG Rudolf Dassler Sport	2,479	758,736
*PVA TePla AG	51,882	297,584
*QIAGEN NV	257,056	5,338,220
#*QSC AG	287,340	683,992
R. Stahl AG	14,410	324,224
#Rational AG	14,646	2,091,981
REALTECH AG	13,541	143,459
Renk AG	18,838	1,361,059
*Repower Systems AG	5,428	828,403
Rheinmetall AG	107,359	5,829,585
Rhoen-Klinikum AG	379,608	9,172,173
Ruecker AG	20,949	136,705
*S.A.G. Solarstrom AG	2,145	9,227
Sartorius AG	31,248	781,773
*Sektkellerei Schloss Wachenheim AG	14,520	130,942
*SER Systems AG	9,400	207
#*SGL Carbon SE	217,830	8,239,684
*Sinner AG	2,660	58,972
Sixt AG	37,202	1,018,504
*Sky Deutschland AG	388,970	1,604,050
*SM Wirtschaftsberatungs AG	18,841	148,689
Software AG	70,053	6,245,235
*Solar Millennium AG	34,471	1,083,128

84

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
#Solarworld AG	110,335	$2,394,382
#*Solon SE	18,438	212,203
Stada Arzneimittel AG	173,213	4,662,443
STINAG Stuttgarter Invest AG	35,003	983,902
*Stoehr & Co. AG	11,000	43,088
Stratec Biomedical Systems AG	26,506	846,706
Sued-Chemie AG	28,301	3,705,669
Suedzucker AG	61,211	1,265,258
*Suess Microtec AG	59,969	275,807
Symrise AG	164,574	2,974,310
Syzygy AG	30,656	169,091
Takkt AG	126,507	1,395,917
*TDS Informationstechnologie AG	89,063	518,986
Telegate AG	20,500	269,731
Tognum AG	84,268	1,287,876
#*Tomorrow Focus AG	113,715	545,917
#*TUI AG	242,621	1,680,411
*UMS United Medical Systems International AG	22,300	179,201
Umweltbank AG	17,805	393,077
*United Internet AG	167,408	2,169,885
VBH Holding AG	9,415	54,972
#*Versatel AG	12,209	94,758
Vossloh AG	35,932	3,540,655
*VTG AG	690	9,529
*Wanderer-Werke AG	7,903	24,690
Wincor Nixdorf AG	112,151	6,558,995
Wirecard AG	255,878	3,276,007
Wuerttembergische Lebensversicherung AG	27,308	702,385
Wuerttembergische Metallwarenfabrik AG	29,451	851,056
Zhongde Waste Technology AG	2,018	35,298

TOTAL GERMANY		244,833,647

GREECE — (3.5%)
*Aegean Airlines S.A.	5,746	35,176
*Aegek S.A.	120,000	294,405
*Agricultural Bank of Greece S.A.	418,043	1,184,918
Alapis Holdings Industrial & Commercial S.A.	2,093,884	1,768,249
*Alfa Alfa Energy S.A.	3,810	7,794
*Altec S.A. Information & Communication Systems	80,278	23,312
Alumil Aluminum Industry S.A.	52,886	89,636
*Alysida S.A.	2,376	6,962
*Anek Lines S.A.	605,331	724,757
*Aspis Bank S.A.	228,007	361,602
*Astir Palace Hotels S.A.	93,886	531,054
Athens Medical Center S.A.	150,874	350,178
*Atlantic Supermarkets S.A.	35,080	56,546
*Attica Bank S.A.	181,970	546,551
*Atti-Kat S.A.	56,554	44,311
Autohellas S.A.	83,520	240,356
*Babis Vovos International Construction S.A.	59,807	444,419
*Balafas S.A.	15,200	4,250
*Balkan Real Estate S.A.	41,970	70,628
Bank of Greece S.A.	73,229	5,536,868
*Benrubi S.A.	20,823	97,461
Centric Multimedia S.A.	51,942	82,427
*Daios Plastics S.A.	16,350	167,628
*Diagnostic & Therapeutic Center of Athens Hygeia S.A.	177,709	560,833
*Dynamic Life S.A.	16,440	—
Elastron S.A.	247,021	244,258
*Elbisco Holding S.A.	28,098	21,502
Elektrak S.A.	36,580	157,766

85

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GREECE — (Continued)
Elektroniki Athinon S.A.	34,490	$143,402
*Elephant S.A.	26,310	—
Ellaktor S.A.	508,053	4,352,197
*Emporiki Bank of Greece S.A.	5,563	40,318
*Etma Rayon S.A.	11,242	23,327
*Euro Reliance General Insurance Co. S.A.	55,110	64,222
*Euromedica S.A.	67,698	529,240
EYDAP Athens Water Supply & Sewage Co. S.A.	63,535	540,432
F.G. Europe S.A.	4,536	9,386
*Forthnet S.A.	226,337	504,966
Fourlis Holdings S.A.	128,489	2,134,588
Frigoglass S.A.	85,507	1,149,541
GEK Terna S.A.	267,249	2,558,641
*Geniki Bank S.A.	300,115	423,398
*Halkor S.A.	226,556	563,239
*Hellenic Cables S.A.	65,236	162,780
Hellenic Duty Free Shops S.A.	98,334	903,904
Hellenic Exchanges S.A.	133,376	1,897,046
Hellenic Petroleum S.A.	188,457	2,284,364
*Hellenic Sugar Industry S.A.	78,005	164,500
Heracles General Cement Co. S.A.	77,436	698,348
Iaso S.A.	206,042	1,259,843
Inform P. Lykos S.A.	35,570	85,729
*Informatics S.A.	3,778	1,724
*Intracom Holdings S.A.	181,308	425,924
*Intracom Technical & Steel Constructions S.A.	345,350	458,263
*Ionian Hotel Enterprises S.A.	16,914	393,285
*Ipirotiki Software & Publications S.A.	22,110	63,124
Karelia Tobacco Co., Inc. S.A.	5,810	517,753
*Kathimerini Publishing S.A.	47,170	339,733
*Lambrakis Press S.A.	115,149	463,038
*Lan-Net S.A.	12,688	22,407
*Lavipharm S.A.	96,324	200,029
Loulis Mills S.A.	41,702	110,470
Marfin Investment Group S.A.	1,010,504	4,026,262
*Maritime Company of Lesvos S.A.	299,836	211,802
Metka S.A.	97,586	1,520,831
Michaniki S.A.	165,545	399,379
Motor Oil (Hellas) Corinth Refineries S.A.	129,895	2,288,476
Mytilineos Holdings S.A.	308,027	2,648,167
*Neorion Holdings S.A.	24,145	40,576
*Pegasus Publishing S.A.	95,510	364,598
*Piraeus Bank S.A.	34,771	599,476
Piraeus Port Authority S.A.	17,752	430,249
*Promota Hellas S.A.	8,860	2,999
*Proton Bank S.A.	72,791	205,021
*Real Estate Development & Services S.A.	94,497	223,321
S&B Industrial Minerals S.A.	54,669	421,671
*Sanyo Hellas S.A.	23,637	12,392
Sarantis S.A.	74,884	547,561
*Selected Textile S.A.	87,690	56,070
*Sfakianakis S.A.	91,320	210,675
*Shelman Hellenic-Swiss Wood S.A.	155,548	155,248
*Spyroy Agricultural Products S.A.	61,348	62,295
Teletypos S.A. Mega Channel S.A.	77,669	520,048
*Terna Energy S.A.	77,105	733,879
*Themeliodomi S.A.	37,422	20,377
Thessaloniki Port Authority S.A.	6,936	142,311
*Thrace Plastics Co. S.A.	109,280	130,759
Titan Cement Co. S.A.	111,366	3,848,992
*TT Hellenic Postbank S.A.	645,380	4,583,559

86

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GREECE — (Continued)
*Varvaressos S.A.-European Spinning Mills	36,350	$10,826
Viohalco S.A.	406,612	2,842,725
TOTAL GREECE		64,403,553
IRELAND — (2.6%)
*Abbey P.L.C.	84,370	604,501
*Aer Lingus Group P.L.C.	380,166	318,862
*Allied Irish Banks P.L.C.	807,981	2,230,838
*Aminex P.L.C.	496,086	73,583
*BlackRock International Land P.L.C.	897,420	92,298
C&C Group P.L.C. (B010DT8)	399,607	1,475,081
C&C Group P.L.C. (B011Y09)	318,475	1,175,075
DCC P.L.C.	308,989	8,138,971
Donegal Creameries P.L.C.	26,085	86,685
*Dragon Oil P.L.C.	1,347,570	9,171,834
FBD Holdings P.L.C.	125,728	1,249,944
Fyffes P.L.C.	1,020,533	561,484
Glanbia P.L.C. (0066950)	700,613	2,798,643
Glanbia P.L.C. (4058629)	2,463	9,853
Grafton Group P.L.C.	107,557	536,745
Greencore Group P.L.C.	615,927	1,392,852
IFG Group P.L.C.	205,432	392,715
*Independent News & Media P.L.C.	1,021,294	299,991
Irish Continental Group P.L.C.	91,000	1,723,793
Irish Life & Permanent P.L.C.	91,543	661,981
*Kenmare Resources P.L.C.	2,265,253	902,781
*Kingspan Group P.L.C.	351,640	2,966,163
*Lantor P.L.C.	34,575	—
*McInerney Holdings P.L.C.	697,135	184,669
Paddy Power P.L.C.	180,573	5,778,573
*Providence Resources P.L.C.	6,258,198	414,696
Smurfit Kappa Group P.L.C.	273,766	2,130,413
Total Produce P.L.C.	871,395	443,005
United Drug P.L.C.	799,527	2,632,087
*Waterford Wedgwood P.L.C.	7,869,750	—

TOTAL IRELAND		48,448,116

ITALY — (7.9%)
*A.S. Roma SpA	293,436	335,565
ACEA SpA	177,488	2,076,284
Acegas-APS SpA	110,973	680,972
Actelios SpA	21,699	122,673
*Aedes SpA	267,165	87,007
Aeroporto de Firenze SpA	17,399	371,063
*Alerion Cleanpower SpA	62,549	48,726
*Amplifon SpA	127,871	496,819
Ansaldo STS SpA	50,735	970,958
Ascopiave SpA	1,411	3,418
Astaldi SpA	216,415	2,018,428
*Autogrill SpA	231,260	2,600,650
Azimut Holding SpA	424,469	5,121,362
Banca Finnat Euramerica SpA	685,945	631,454
Banca Generali SpA	21,809	251,234
Banca Ifis SpA	52,946	610,212
*Banca Intermobiliare SpA	34,484	183,177
Banca Piccolo Credito Valtellinese Scarl SpA	478,970	4,401,672
Banca Popolare di Milano Scarl	1,012,836	7,535,855
*Banca Profilo SpA	253,156	230,761
Banco di Desio e della Brianza SpA	232,296	1,536,418
#Beghelli SpA	427,981	436,009
Benetton Group SpA	209,290	2,023,657

87

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
ITALY — (Continued)
Beni Stabili SpA	1,309,500	$1,180,162
#*Biesse SpA	54,004	485,077
#Bonifica Terreni Ferraresi e Imprese Agricole SpA	10,867	591,114
Brembo SpA	141,075	1,065,704
#Bulgari SpA	395,239	3,234,165
Buzzi Unicem SpA	175,555	2,945,298
*C.I.R. SpA - Compagnie Industriali Riunite	1,432,967	3,224,309
Caltagirone SpA	248,460	909,410
*Cam Finanziaria SpA	36,527	24,693
*Carraro SpA	113,633	456,959
Cembre SpA	40,330	277,710
Cementir SpA	254,820	1,159,519
*Class Editore SpA	165,655	177,460
Credito Artigiano SpA	361,183	979,816
Credito Bergamasco SpA	133,144	5,053,190
*Credito Emiliano SpA	228,115	1,487,856
CSP International Fashion Group SpA	13,481	14,533
*Dada SpA	5,381	57,322
#Danieli & Co. SpA	54,740	1,374,445
Davide Campari - Milano SpA	457,009	4,360,961
De Longhi SpA	305,654	1,308,371
DiaSorin SpA	30,626	1,121,041
#*Digital Multimedia Technologies SpA	24,275	517,187
#*EEMS Italia SpA	4,797	5,562
Emak SpA	57,399	276,740
*ERG Renew SpA	95,849	108,362
#ERG SpA	189,613	2,798,731
*ErgyCapital SpA	4,794	3,555
Esprinet SpA	58,242	583,583
*Eurotech SpA	49,871	218,588
#*Fastweb SpA	35,779	1,018,372
#Fiera Milano SpA	37,863	274,313
Fondiaria - SAI SpA	127,995	2,332,815
Gas Plus SpA	54	552
Gefran SpA	31,849	104,227
#*Gemina SpA	1,186,766	999,999
#Geox SpA	149,354	1,143,403
Gewiss SpA	232,707	1,034,754
Granitifiandre SpA	79,737	409,752
*Gruppo Ceramiche Ricchetti SpA	127,131	116,863
*Gruppo Coin SpA	77,286	460,187
#*Gruppo Editoriale L’Espresso SpA	639,121	1,819,543
Hera SpA	1,460,251	3,228,764
*I Grandi Viaggi SpA	98,547	142,191
*Immsi SpA	696,806	934,338
Impregilo SpA	1,180,326	4,030,887
*Indesit Co. SpA	177,464	2,011,450
Industria Macchine Automatique SpA	58,626	1,116,995
Industria Romagnola Conduttori Elettrici SpA	43,452	107,422
Intek SpA	661,259	308,457
#*Interpump Group SpA	241,525	1,473,976
#Iride SpA	1,343,807	2,479,210
*Isagro SpA	10,591	59,237
Italcementi SpA	149,237	2,148,144
*Italmobiliare SpA	23,493	1,128,493
Landi Renzo SpA	57,780	238,475
Lottomatica SpA	89,443	1,905,758
Maire Tecnimont SpA	115,375	478,013
#*Mariella Burani SpA	32,721	121,468
Marr SpA	127,201	1,117,425
#Mediolanum SpA	170,520	1,082,180

88

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
ITALY — (Continued)
Milano Assicurazioni SpA	635,144	$2,089,839
#*Mondadori (Arnoldo) Editore SpA	361,989	1,660,946
*Monrif SpA	315,834	195,335
*Montefibre SpA	172,887	38,193
Nice SpA	14,229	64,793
*Pagnossin SpA	9,000	—
PanariaGroup Industrie Ceramiche SpA	42,000	124,243
*Permasteelisa SpA	65,300	1,238,886
Piaggio & C. SpA	353,619	898,717
*Pininfarina SpA	82,321	374,234
*Pirelli & Co. SpA	6,723,096	3,777,529
*Premafin Finanziaria SpA	961,257	1,573,480
Prysmian SpA	244,229	4,294,274
*RDM Realty SpA	5,771	21,073
Recordati SpA	390,377	3,028,625
*Richard-Ginori 1735 SpA	140,800	20,954
#Sabaf SpA	22,649	516,279
#SAES Getters SpA	30,068	309,082
#*Safilo Group SpA	503,765	384,578
Saras SpA	557,668	1,810,750
*Seat Pagine Gialle SpA	27,669	7,843
*Snai SpA	85,704	399,025
Societa Iniziative Autostradali e Servizi SpA	83,188	736,386
#*Societe Cattolica di Assicurazoni Scrl SpA	166,479	5,337,373
*Sogefi SpA	173,096	383,952
Sol SpA	166,511	990,483
*Sorin SpA	1,079,611	1,965,509
#*Stefanel SpA	216,413	117,268
*Telecom Italia Media SpA	109,544	19,164
*Tiscali SpA	3,437,478	956,080
Tod’s SpA	45,421	3,131,252
Trevi Finanziaria SpA	121,804	2,073,303
*Unipol Gruppo Finanziario SpA	1,521,628	2,206,208
Vianini Industria SpA	59,070	131,955
Vianini Lavori SpA	175,180	1,283,048
*Vincenzo Zucchi SpA	76,176	50,243
Vittoria Assicurazioni SpA	121,346	686,892
Zignago Vetro SpA	11,414	66,264

TOTAL ITALY		145,567,518

NETHERLANDS — (5.4%)
#Aalberts Industries NV	355,012	4,447,924
#Accell Group NV	35,188	1,714,594
*AFC Ajax NV	18,134	170,757
Amsterdam Commodities NV	60,689	408,611
Arcadis NV	180,820	3,614,633
#*ASM International NV	196,173	3,974,752
*Atag Group NV	4,630	1,976
Batenburg Beheer NV	10,306	295,792
#Beter Bed Holding NV	67,391	1,468,079
*BinckBank NV	31,274	618,690
Brunel International NV	49,814	1,406,110
Crown Van Gelder NV	18,307	222,839
*Crucell NV	230,971	4,588,537
*Crucell NV ADR	45,768	903,918
DOCdata NV	22,463	264,550
*Draka Holding NV	47,528	885,918
Exact Holding NV	58,947	1,625,189
*Fornix Biosciences NV	29,890	316,402
Fugro NV	78,737	4,385,536
Grontmij NV	75,397	2,075,420

89

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
NETHERLANDS — (Continued)
Imtech NV	248,834	$6,325,202
#*InnoConcepts NV	82,239	264,987
KAS Bank NV	47,628	979,198
Kendrion NV	39,829	532,950
Koninklijke Bam Groep NV	415,704	4,889,299
Koninklijke Boskalis Westminster NV	133,054	4,669,923
#Koninklijke Ten Cate NV	98,297	2,301,208
Koninklijke Vopak NV	65,067	4,389,893
#Macintosh Retail Group NV	43,877	901,336
Mediq NV	208,313	3,296,291
Nederlandsche Apparatenfabriek NV	28,810	747,999
Nutreco Holding NV	139,331	7,032,903
Oce NV	336,989	2,130,943
*Ordina NV	150,761	932,806
*Punch Graphix NV	49,509	111,589
*Qurius NV	351,539	149,460
*Randstad Holdings NV	25,148	954,175
*Roto Smeets Group NV	12,436	239,866
Royal Reesink NV	2,050	206,757
SBM Offshore NV	134,711	2,579,785
Sligro Food Group NV	95,164	2,932,082
#Smit Internationale NV	44,064	3,463,648
*SNS Reaal Groep NV	203,922	1,441,366
*Stern Groep NV	1,258	30,524
*Super De Boer NV	255,159	1,786,557
#Telegraaf Media Groep NV	163,704	3,069,877
*Textielgroep Twenthe NV	1,000	3,679
TKH Group NV	98,188	1,627,166
#*TomTom NV	175,974	1,677,353
*Unit 4 Agresso NV	74,403	1,768,040
*USG People NV	203,344	3,537,849
#*Van der Moolen Holding NV	117,201	6,853
Wavin NV	351,774	725,761

TOTAL NETHERLANDS		99,097,552

NORWAY — (3.8%)
Acergy SA	192,943	2,410,016
*Acta Holding ASA	230,000	153,781
Aker Kvaerner ASA	140,625	1,690,463
#*Aktiv Kapital ASA	78,617	562,247
Arendals Fosse Kompani ASA	100	28,118
Atea ASA	222,782	1,462,262
#*Austevoll Seafood ASA	42,508	251,503
#*Blom ASA	80,567	173,485
Bonheur ASA	50,200	1,550,275
#*BW Offshore, Ltd.	138,779	186,092
*Camillo Eitze & Co. ASA	58,200	136,853
*Cermaq ASA	201,540	1,752,489
*Copeinca ASA	32,494	228,390
*Deep Sea Supply P.L.C.	34,000	48,959
*Det Norske Oljeselskap ASA (B0ZY5P6)	15,400	128,797
#*Det Norske Oljeselskap ASA (B15GGN4)	3,050,200	2,390,338
#*Dockwise, Ltd.	94,000	138,277
#*DOF ASA	117,912	671,554
*EDB Business Partner ASA	164,034	702,572
#*Eitzen Chemical ASA	21,068	8,128
#Ekornes ASA	111,690	2,057,822
Farstad Shipping ASA	59,440	1,378,773
Ganger Rolf ASA	52,803	1,478,816
*Golar LNG, Ltd.	9,000	112,519
#*Golden Ocean Group, Ltd.	284,000	389,420

90

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
NORWAY — (Continued)
#*Havila Shipping ASA	22,400	$177,874
*IOT Holdings ASA	75,603	1,840
Kongsberg Gruppen ASA	126,836	1,744,269
*Kverneland Group ASA	258,080	173,028
Leroy Seafood Group ASA	15,160	276,889
#*Marine Harvest ASA	4,227,581	3,067,203
Nordic Semiconductor ASA	4,000	30,005
#*Norse Energy Corp. ASA	1,143,079	742,283
#*Norske Skogindustrier ASA Series A	320,620	532,344
#*Norwegian Air Shuttle ASA	49,007	1,391,207
*Norwegian Energy Co. ASA	201,900	544,346
Odfjell ASA Series A	92,300	821,972
ODIM ASA	56,787	314,311
*Olav Thon Eiendomsselskap ASA	12,960	1,523,673
#Opera Software ASA	75,000	321,327
*PCI Biotech AS	3,357	5,863
*Petroleum-Geo Services ASA	351,000	3,305,240
*Petrolia Drilling ASA	7,286,093	580,723
#*Photocure ASA	33,562	284,329
*Pronova BioPharma ASA	248,317	770,287
Prosafe ASA	372,606	1,939,870
*Prosafe Production Public, Ltd.	261,500	585,714
#*Q-Free ASA	51,500	206,232
Rieber and Son ASA Series A	106,654	770,720
Scana Industrier ASA	299,618	473,911
*Schibsted ASA	96,737	1,589,876
*Sevan Marine ASA	325,562	523,163
*Siem Offshore, Inc.	2,000	3,078
Solstad Offshore ASA	57,000	1,070,217
#*Songa Offshore SE	139,750	697,647
SpareBanken 1 SMN	178,812	1,571,100
*Storebrand ASA	633,500	4,304,930
*Subsea 7, Inc.	100,800	1,413,196
Tandberg ASA Series A	208,204	5,570,172
*TGS Nopec Geophysical Co. ASA	404,241	6,130,506
Tomra Systems ASA	587,328	2,956,184
*TTS Marine ASA	41,000	48,250
Veidekke ASA	310,230	2,375,411
Wilh. Wilhelmsen ASA	60,550	1,402,269

TOTAL NORWAY		70,333,408

PORTUGAL — (1.4%)
#*Altri SGPS SA	94,568	543,067
Banco BPI SA	559,833	1,888,356
Banif SGPS SA	193,177	372,270
*Corticeira Amorim SA	223,729	309,366
*Finibanco Holdings SGPS SA	291,186	697,452
Ibersol SGPS SA	20,401	291,330
#*Impresa Sociedade Gestora de Participacoes SA	369,303	739,787
#*Investimentos Participacoes e Gestao SA	319,480	305,750
Jeronimo Martins SGPS SA	506,890	4,515,539
Mota-Engil SGPS SA	341,524	2,028,717
*Novabase SGPS SA	65,729	473,278
*ParaRede SGPS SA	94,525	123,776
Portucel-Empresa Produtora de Pasta de Papel SA	827,234	2,337,127
Redes Energeticas Nacionais SA	178,117	781,052
Sag Gest - Solucoes Automovel Globais SGPS SA	251,556	517,684
Sociedade de Investimento e Gestao SGPS SA	256,388	2,836,249
#*Sonae Industria SGPS SA	264,159	952,375
#Sonae SGPS SA	1,138,893	1,498,768

91

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
PORTUGAL — (Continued)
*Sonaecom SGPS SA	453,482	$1,297,672
*Sumol + Compal SA	67,967	139,302
#*Teixeira Duarte Engenharia e Construcoes SA	734,737	1,155,446
Toyota Caetano Portugal SA	53,308	325,570
#Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	299,904	1,905,422

TOTAL PORTUGAL		26,035,355

SPAIN — (4.9%)
#Abengoa SA	134,166	3,536,051
Adolfo Dominguez SA	20,351	325,777
#Almirall SA	94,542	1,249,201
#Amper SA	88,114	780,942
#Antena 3 de Television SA	240,050	2,042,476
#*Avanzit SA	555,254	616,880
*Azkoyen SA	70,532	323,276
#Banco Guipuzcoano SA	339,914	2,557,274
Banco Pastor SA	255,727	1,909,833
Banco Popular Espanol SA	24	218
*Baron de Ley SA	13,910	674,879
#Bolsas y Mercados Espanoles SA	123,169	4,106,091
Campofrio Food Group SA	95,179	963,396
#Cementos Portland Valderrivas SA	30,644	1,415,899
Compania Vinicola del Norte de Espana SA	16,119	338,085
Construcciones y Auxiliar de Ferrocarriles SA	7,283	3,588,937
#*Corporacion Dermoestetica SA	30,628	143,214
Duro Felguera SA	172,631	1,715,941
Ebro Puleva SA	312,280	5,946,769
#Elecnor SA	198,254	3,522,631
*Ercros SA	226,106	464,089
*Estacionamientos Urbanos SA	4,200	—
#Faes Farma SA	455,399	2,535,864
*Fluidra SA	31,021	148,704
#*General de Alquiler de Maquinaria SA	32,241	284,684
#Gestevision Telecinco SA	191,290	1,977,087
Grupo Catalana Occidente SA	160,495	3,888,704
*Grupo Empresarial Ence SA	358,144	1,439,749
#*Grupo Tavex SA	244,131	231,136
#*Iberia Lineas Aereas de Espana SA	1,381,661	3,810,409
Iberpapel Gestion SA	25,850	425,452
*Inbesos SA	12,494	43,951
Indra Sistemas SA	28,883	679,238
Inmobiliaria del Sur SA	2,902	80,217
#*La Seda de Barcelona SA	1,923,682	959,079
#Laboratorios Farmaceuticos Rovi SA	18,975	214,429
#Mecalux SA	38,470	578,712
Miquel y Costas & Miquel SA	26,111	562,504
*Natra SA	109,456	462,941
*Natraceutical SA	645,689	420,560
#*NH Hoteles SA	421,083	2,203,390
*Nicolas Correa SA	26,994	85,220
#Obrascon Huarte Lain SA	130,017	3,454,582
Papeles y Cartones de Europa SA	209,482	1,188,465
Pescanova SA	24,512	852,223
Prim SA	39,424	413,305
#*Promotora de Informaciones SA	303,496	1,447,400
#Prosegur Cia de Seguridad SA	87,574	3,684,623
*Realia Business SA	112,559	302,312
Service Point Solutions SA	461,144	770,137
#*Sociedad Nacional Inds. Aplicaciones Celulosa Espanola SA	220,774	431,762
Sol Melia SA	206,682	1,831,629
#*Solaria Energia y Medio Ambiente SA	59,008	219,390
#*SOS Corporacion Alimentaria SA	294,272	888,348

92

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SPAIN — (Continued)
Tecnicas Reunidas SA	39,312	$2,073,604
#*Tecnocom Telecomunicaciones y Energia SA	146,125	620,052
Tubacex SA	427,191	1,764,905
Tubos Reunidos SA	416,951	1,276,044
Unipapel SA	47,385	716,100
#*Vertice Trescientos Sesenta Grados SA	57,183	30,426
Vidrala SA	64,706	1,759,675
Viscofan SA	183,430	4,794,518
#*Vocento SA	193,449	1,211,703
#*Zeltia SA	556,824	3,291,300

TOTAL SPAIN		90,276,392

SWEDEN — (5.7%)
#Aarhuskarlshamn AB	52,836	1,060,036
Acando AB	160,086	331,259
*Active Biotech AB	104,812	849,404
Addtech AB Series B	59,000	848,759
AF AB Series B	47,200	1,176,959
Aros Quality Group AB	41,400	282,812
Atrium Ljungberg AB Series B	15,200	136,549
*Avanza Bank Holding AB	5,406	116,638
Axfood AB	89,350	2,665,974
#Axis Communications AB	174,894	1,890,138
#B&B Tools AB	77,850	910,396
BE Group AB	38,662	221,565
Beiger Electronics AB	14,700	265,034
Beijer Alma AB	57,200	712,646
*Bergs Timber AB Series B	17,000	85,871
*Bilia AB Series A	113,425	922,410
*Billerud AB	326,600	1,809,416
BioGaia AB Series B	38,000	416,579
Biotage AB	141,240	126,581
*Biovitrum AB	23,757	197,288
Boliden AB	497,124	5,986,022
Bong Ljungdahl AB	24,800	78,301
*Boras Waefveri AB Series B	11,500	8,335
*Bure Equity AB	12,042	61,497
Cantena AB	56,762	708,612
Cardo AB	61,300	1,652,944
Castellum AB	408,700	3,804,158
#Clas Ohlson AB Series B	62,396	1,174,723
*Cloetta AB	55,296	242,613
Concordia Maritime AB Series B	70,300	173,275
Consilium AB Series B	16,994	67,429
#*D. Carnegie & Co. AB	181,000	454,270
*DORO AB	1,200	1,483
*Duni AB	8,394	59,013
*East Capital Explorer AB	4,981	45,440
#Elekta AB Series B	302,500	5,701,787
*Enea Data AB Series B	56,200	375,296
*Eniro AB	206,986	952,821
#Fabege AB	391,400	2,272,517
Fagerhult AB	16,800	307,219
G & L Beijer AB Series B	27,400	690,072
#*Gunnebo AB	106,800	509,277
Hakon Invest AB	68,557	1,143,433
#*Haldex AB	72,500	626,365
Heba Fastighets AB Series B	43,500	343,732
#Hexagon AB	146,005	1,909,079
*Hexpol AB	8,172	68,202
*HIQ International AB	123,289	435,460

93

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SWEDEN — (Continued)
HL Display AB Series B	57,600	$259,779
Hoganas AB Series B	85,800	1,552,241
Holmen AB Series B	43,508	1,174,208
Industrial & Financial Systems AB Series B	50,260	454,702
#Intrum Justitia AB	180,322	2,222,000
*JM AB	267,473	3,972,895
KappAhl Holding AB	93,099	733,089
Klovern AB	294,976	932,311
#Kungsleden AB	412,300	2,870,958
Lagercrantz Group AB Series B	64,300	237,940
Lammhults Design Group AB	19,547	130,836
*LBI International AB	127,651	260,758
Lennart Wallenstam Byggnads AB Series B	120,400	1,969,959
#Lindab International AB	54,077	574,851
*Loomis AB	69,887	752,439
#*Lundin Petroleum AB	255,814	2,166,852
*Meda AB Series A	272,190	2,463,244
*Medivir AB Series B	44,650	434,450
Mekonomen AB	11,461	221,376
*Midelfart Sonesson AB Series B	4,160	4,324
#Modern Times Group AB Series B	106,141	4,603,164
*Munters AB	181,900	1,254,552
NCC AB Series B	216,320	3,268,004
*Net Insight AB Series B	924,000	662,163
New Wave Group AB Series B	79,101	275,722
NIBE Industrier AB	192,620	2,146,694
*Nobia AB	421,100	2,613,823
Nolato AB Series B	66,440	539,547
OEM International AB Series B	44,400	261,735
ORC Software AB	36,300	695,796
Oriflame Cosmetics SA SDR	8,264	457,671
*Pa Resources AB	357,209	1,383,536
*Partnertech AB	28,800	105,971
Peab AB Series B	425,900	2,668,549
Poolia AB Series B	33,150	157,353
*Pricer AB Series B	1,711,500	145,500
ProAct IT Group AB	29,000	285,222
#*Proffice AB	215,400	717,231
Profilgruppen AB	13,582	92,255
*Q-Med AB	154,800	937,723
Rederi AB Transatlantic Series B	93,000	305,464
*Rezidor Hotel Group AB	51,396	164,324
#*rnb Retail & Brands AB	208,325	203,500
#*SAS AB	1,938,372	1,176,279
*Scribona AB Series B	226,140	273,085
*Seco Tools AB	16,463	217,000
*Semcon AB	39,900	162,415
Sigma AB Series B	25,800	15,418
*Sintercast AB	11,800	88,749
Skanditek Industrifoervaltnings AB	1,000	2,768
Skistar AB	92,100	1,732,801
Studsvik AB	21,900	228,059
SWECO AB Series B	183,300	1,441,990
*Trelleborg AB Series B	878,565	5,337,131
Uniflex AB Series B	3,630	43,618
VBG AB Series B	1,084	12,428
Vitrolife AB	41,500	174,557
Wihlborgs Fastigheter AB	63,858	1,198,096

TOTAL SWEDEN		104,318,794

94

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (11.6%)
Acino Holding AG	8,398	$1,378,179
*Advanced Digital Broadcast Holdings SA	368	18,706
Affichage Holding SA	5,703	664,630
*AFG Arbonia-Forster Holding AG	4,661	99,478
Allreal Holding AG	26,513	3,203,717
*Also Holding AG	16,195	650,206
*Aryzta AG	265,691	10,429,578
*Ascom Holding AG	160,822	1,706,948
*Athis Holding AG	2,754	568,116
Bachem Holdings AG	24,136	1,659,246
Baloise-Holding AG	2,510	214,911
Bank Coop AG	30,796	2,152,843
*Bank Sarasin & Cie AG Series B	172,644	6,874,386
Banque Cantonale de Geneve SA	4,021	937,845
Banque Cantonale du Jura SA	4,500	267,050
Banque Cantonale Vaudoise	8,999	3,389,651
Banque Privee Edmond de Rothschild SA	157	4,165,873
Barry Callebaut AG	3,696	2,064,701
Basellandschaftliche Kantonalbank	583	566,721
*Basilea Pharmaceutica AG	2,629	217,440
Basler Kantonalbank AG	3,114	358,699
Belimo Holdings AG	1,830	1,869,457
Bell Holding AG	47	72,361
Bellevue Group AG	26,524	1,078,525
Berner Kantonalbank AG	23,122	5,216,367
*Bobst Group AG	35,619	1,318,058
Bossard Holding AG	8,222	471,665
Bucher Industries AG	31,723	3,332,904
Burckhardt Compression Holding AG	904	131,736
Calida Holding AG	396	119,682
Carlo Gavazzi Holding AG	1,065	149,831
Centralschweizerische Kraftwerke AG	96	33,501
*Cham Paper Holding AG	490	84,025
Charles Voegele Holding AG	28,617	1,128,581
*Clariant AG	756,817	7,235,446
#Compagnie Financiere Tradition SA	5,511	683,449
Conzzeta AG	1,375	2,368,668
*Cytos Biotechnology AG	2,412	31,680
Daetwyler Holding AG	26,077	1,283,891
Datacolor AG	458	137,609
Edipresse SA	1,527	386,554
#EFG International AG	45,259	753,744
Elektrizitaets-Gesellschaft Laufenberg AG	3,062	2,967,286
*ELMA Electronic AG	472	197,852
Emmi AG	13,244	1,559,798
EMS-Chemie Holding AG	26,147	2,905,137
Energiedienst Holding AG	71,249	3,890,894
Feintol International Holding AG	1,601	348,008
Flughafen Zuerich AG	13,056	3,800,739
Forbo Holding AG	5,817	1,643,697
Fuchs Petrolub AG	19,235	1,443,703
#Galenica Holding AG	15,281	5,265,334
GAM Holdings, Ltd.	18,237	222,493
George Fisher AG	10,991	2,890,104
Gurit Holding AG	1,288	710,655
Helvetia Holding AG	12,462	3,973,442
Hexagon AB	81,720	1,075,368
#Implenia AG	48,118	1,336,187
*Interroll-Holding SA	2,404	689,533
Intershop Holding AG	3,345	955,140
Kaba Holding AG	10,381	2,402,753

95

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (Continued)
*Kardex AG	17,464	$579,425
Komax Holding AG	8,744	655,181
Kudelski SA	103,843	2,118,821
Kuoni Reisen Holding AG	12,443	4,217,808
Lem Holdings SA	3,546	1,018,748
#*lifeWatch AG	55,532	1,081,566
#*Logitech International SA	92,687	1,582,169
Luzerner Kantonalbank AG	17,409	4,462,195
Medisize Holding AG	12,876	658,457
Metall Zug AG	202	475,817
*Meyer Burger Technology AG	1,343	292,176
*Micronas Semiconductor Holding AG	37,365	132,688
Mobilezone Holding AG	112,258	862,279
Mobimo Holding AG	1,856	299,195
Nobel Biocare Holding AG	163,678	4,643,682
*Orascom Development Holding AG	442	34,482
Orell Fuessli Holding AG	4,930	706,075
#Panalpina Welttransport Holding AG	5,945	416,334
*Parco Industriale e Immobiliare SA	600	2,047
Partners Group Holdings AG	15,823	1,940,684
Petroplus Holdings AG	141,857	3,090,524
Phoenix Mecano AG	2,953	1,113,857
#PSP Swiss Property AG	141,111	7,918,508
*Rieters Holdings AG	15,236	3,411,538
Romande Energie Holding SA	2,714	5,386,990
*Schaffner Holding AG	1,830	292,950
Schulthess Group AG	14,148	818,772
Schweiter Technology AG	3,994	1,963,068
*Schweizerische National-Versicherungs-Gesellschaft AG	38,367	1,177,082
Siegfried Holding AG	8,312	841,556
Sika AG	4,203	5,698,044
Societa Elettrica Sopracenerina SA	2,340	524,571
St. Galler Kantonalbank AG	8,951	4,075,788
#Straumann Holding AG	8,595	2,074,619
Sulzer AG	45,310	3,527,868
Swiss Prime Site AG	163,073	8,976,492
Swisslog Holding AG	775,803	663,652
*Swissmetal Holding AG	13,504	144,390
Swissquote Group Holding SA	40,025	2,062,506
Tamedia AG	14,878	1,101,073
Tecan Group AG	38,976	2,388,131
#*Temenos Group AG	148,205	3,382,567
*Tornos SA	38,028	271,331
Valartis Group AG	560	17,174
#Valiant Holding AG	33,293	6,559,434
Valora Holding AG	10,995	2,621,486
Vaudoise Assurances Holdings SA	3,140	566,949
Verwaltungs und Privat-Bank AG	790	84,453
Villars Holding SA	150	80,344
Von Roll Holding AG	19,689	134,902
Vontobel Holdings AG	94,743	3,032,255
VZ Holding AG	266	20,484
Walliser Kantonalbank AG	1,416	770,078
WMH Walter Meier Holding AG	4,738	373,576
Ypsomed Holdings AG	2,419	153,311
Zehnder Holding AG	764	840,584
*Zueblin Immobilien Holding AG	76,620	339,447
Zuger Kantonalbank AG	613	2,511,481

TOTAL SWITZERLAND		212,946,445

TOTAL COMMON STOCKS		1,624,145,822

96

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
PREFERRED STOCKS — (0.1%)
SWITZERLAND — (0.1%)
Fuchs Petrolub AG	19,235	$1,565,574

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
#*Deceuninck NV STRIP VVPR	247,412	1,092
*RealDolmen NV STRIP VVPR	6,067	268
*Zenitel NV STRIP VVPR	8,654	13

TOTAL BELGIUM		1,373

DENMARK — (0.0%)
#*NeuroSearch A.S. Rights 11/09/09	126,162	82,324

FINLAND — (0.0%)
#*Amer Sports Oyj Rights 10/19/09	75,000	232,888

FRANCE — (0.0%)
*Atari SA Warrants 12/31/09	77,833	1,031
*Cybergun SA Warrants Series B 07/15/10	1,136	17
*Groupe Focal SA Warrants 02/21/10	466	—
*Mr Bricolage SA Rights 11/04/09	23,846	35

TOTAL FRANCE		1,083

GERMANY — (0.0%)
*TUI AG Rights 11/11/09	242,621	37,491

ITALY — (0.0%)
*Intek SpA Warrants 12/30/11	167,960	8,898
*Tiscali SpA Warrants 12/15/14	5,347	—

TOTAL ITALY		8,898

NORWAY — (0.0%)
*Dockwise, Ltd. Rights 11/20/09	50,760	6,649

SPAIN — (0.0%)
*Pescanova SA Rights 10/22/09	12,256	426,564

TOTAL RIGHTS/WARRANTS		797,270

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,725,000 FNMA 6.50%, 06/25/39, valued at $2,932,781) to be repurchased at $2,888,046	$2,888	2,888,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.2%)
§@DFA Short Term Investment Fund LP	200,182,842	200,182,842
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,949,334) to be repurchased at $4,852,316	$4,852	4,852,288

TOTAL SECURITIES LENDING COLLATERAL		205,035,130

TOTAL INVESTMENTS — (100.0%) (Cost $1,667,112,137)		$1,834,431,796

See accompanying Notes to Financial Statements.

97

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (84.0%)
Consumer Discretionary — (11.4%)
*AlarmForce Industries, Inc.	700	$3,571
Astral Media, Inc. Class A	186,347	5,517,821
#*Ballard Power Systems, Inc.	376,152	816,928
#*Coastal Contacts, Inc.	146,900	166,986
Cogeco Cable, Inc.	59,756	1,710,864
Corus Entertainment, Inc. Class B	278,300	4,575,534
Dorel Industries, Inc. Class B	107,500	2,884,086
easyhome, Ltd.	3,600	28,379
Forzani Group, Ltd. Class A	130,900	1,512,176
*Gildan Activewear, Inc.	246,010	4,333,395
*Glacier Media, Inc.	137,300	234,744
Glentel, Inc.	15,500	200,545
*Great Canadian Gaming Corp.	301,200	2,093,271
Groupe Aeroplan, Inc.	283,650	2,427,428
*Imax Corp.	22,897	236,366
#Le Chateau, Inc.	79,200	878,333
Leon’s Furniture, Ltd.	118,877	1,054,682
Linamar Corp.	179,780	2,508,829
*Martinrea International, Inc.	217,878	1,445,741
*MDC Partners, Inc. Class A	71,000	573,486
Quebecor, Inc. Class B	159,493	3,258,990
Reitmans Canada, Ltd.	193,400	2,920,527
*RONA, Inc.	426,885	5,842,768
#Torstar Corp. Class B	179,800	1,281,140
TVA Group, Inc. Class B	7,000	82,159
Uni-Select, Inc.	54,900	1,364,319
#*Westport Innovations, Inc.	133,401	1,319,154

Total Consumer Discretionary		49,272,222

Consumer Staples — (2.3%)
*Atrium Innovations, Inc.	102,400	1,334,356
Canada Bread Co., Ltd.	13,261	560,686
Corby Distilleries, Ltd.	51,708	738,310
*Cott Corp.	512,400	4,053,550
Jean Coutu Group (PJC), Inc. Class A (The)	11,600	94,554
#Maple Leaf Foods, Inc.	254,000	2,631,431
*SunOpta, Inc.	176,001	645,741
*Sun-Rype Products, Ltd.	100	874

Total Consumer Staples		10,059,502

Energy — (17.3%)
*Advantage Oil & Gas, Ltd.	140,589	878,316
Akita Drilling, Ltd.	42,000	373,014
*Anderson Energy, Ltd.	282,833	258,772
#*Antrim Energy, Inc.	487,500	581,188
#*Bankers Petroleum, Ltd.	685,432	3,002,586
#*Berens Energy, Ltd.	208,200	221,274
*Birchcliff Energy, Ltd.	336,400	2,275,725
*Breaker Energy, Ltd.	140,400	698,075
Calfrac Well Services, Ltd.	107,264	1,699,094
*Calvalley Petroleum, Inc.	302,339	578,385
*CE Franklin, Ltd.	20,400	122,545
*Celtic Exploration, Ltd.	122,600	2,209,417
#*Comaplex Minerals Corp.	78,800	455,155
*Compton Petroleum Corp.	352,300	358,144
*Connacher Oil & Gas, Ltd.	782,500	715,933
*Corridor Resources, Inc.	348,780	1,015,348
*Crew Energy, Inc.	250,936	2,298,208

98

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Energy — (Continued)
#*Daylight Resources Trust	176,978	$1,416,410
*Delphi Energy Corp.	263,700	375,304
#*Denison Mines Corp.	708,441	1,080,290
Ensign Energy Services, Inc.	83,300	1,194,784
*Fairborne Energy, Ltd.	262,300	1,078,726
*Flint Energy Services, Ltd.	139,000	1,509,403
*Galleon Energy, Inc. Class A	261,437	1,314,373
#*Iteration Energy, Ltd.	608,800	641,405
#*Ivanhoe Energy, Inc.	831,620	1,936,770
*Mega Uranium, Ltd.	635,600	428,805
#*MGM Energy Corp.	14,000	1,682
#*Midnight Oil Exploration, Ltd.	44,300	45,035
#Mullen Group, Ltd.	79,171	1,145,073
*Nuvista Energy, Ltd.	274,221	2,911,880
*Paramount Resources, Ltd. Class A	126,300	1,573,425
#Pason Systems, Inc.	222,900	2,338,076
#*PetroBakken Energy, Ltd.	185,863	5,362,638
#*Petrominerales, Ltd.	73,723	1,021,991
#Progress Energy Resources Corp.	333,082	4,260,297
Pulse Seismic, Inc.	156,524	166,353
#*Questerre Energy Corp.	649,400	1,434,375
Savanna Energy Services Corp.	249,213	1,655,969
ShawCor, Ltd.	209,500	5,452,169
#*Storm Exploration, Inc.	135,100	1,683,053
*Transglobe Energy Corp.	186,200	707,252
Trican Well Service, Ltd.	391,971	4,586,066
Trinidad Drilling, Ltd.	389,000	2,541,685
#*UEX Corp.	608,088	618,176
#*Uranium One, Inc.	1,819,900	5,163,433
*UTS Energy Corp.	549,843	1,036,625
#*Verenex Energy, Inc.	111,600	706,492
*Vero Energy, Inc.	127,000	460,090
*West Energy, Ltd.	245,800	581,533
*Xtreme Coil Drilling Corp.	86,700	392,616
ZCL Composite, Inc.	90,700	324,393

Total Energy		74,887,826

Financials — (6.5%)
AGF Management, Ltd. Class B	348,279	5,188,538
*Canaccord Capital, Inc.	204,300	2,144,862
Canadian Western Bank	226,200	4,469,439
Clairvest Group, Inc.	1,900	21,730
DundeeWealth, Inc.	114,120	1,322,550
EGI Financial Holdings, Inc.	14,650	142,161
Equitable Group, Inc.	47,000	894,783
*FirstService Corp.	80,500	1,434,351
Gluskin Shef & Associates, Inc.	40,000	700,522
*GMP Capital, Inc.	8,007	108,186
Home Capital Group, Inc.	113,700	3,835,359
Industrial Alliance Insurance & Financial Services, Inc.	72,394	1,858,607
Kingsway Financial Services, Inc.	212,900	808,668
Laurentian Bank of Canada	92,400	3,375,604
*Pacific and Western Credit Corp.	9,000	32,230
*Parkbridge Lifestyles Communities, Inc.	81,700	305,795
Quest Capital Corp.	725,001	716,927
Rentcash, Inc.	33,670	322,060
Sceptre Invesment Counsel, Ltd.	36,300	201,285
#Western Financial Group, Inc.	163,700	340,396

Total Financials		28,224,053

99

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Health Care — (4.2%)
*AEterna Zentaris, Inc.	124,800	$129,177
*Angiotech Pharmaceuticals, Inc.	61,300	79,879
#Biovail Corp.	304,150	4,103,868
*Burcon NutraScience Corp.	9,700	64,096
*Cangene Corp.	175,700	945,034
#*Cardiome Pharma Corp.	298,200	1,143,690
*Helix BioPharma Corp.	5,500	11,843
#*Labopharm, Inc.	282,600	438,767
*Logibec Group Informatique, Ltd.	2,600	43,251
*MDS, Inc.	464,108	3,671,517
*Noveko International, Inc.	5,400	12,476
*Nuvo Research, Inc.	223,500	66,097
#*Oncolytics Biotech, Inc.	84,200	271,575
*Paladin Labs, Inc.	45,700	779,229
*ProMetic Life Sciences, Inc.	861,300	151,238
*QLT, Inc.	212,100	715,461
#*Resverlogix Corp.	86,200	192,786
*SXC Health Solutions Corp.	84,161	3,864,849
#*Theratechnologies, Inc.	288,200	745,770
*Transition Therapeutics, Inc.	74,633	534,546

Total Health Care		17,965,149

Industrials — (6.7%)
Aecon Group, Inc.	204,400	2,117,577
AG Growth International, Inc.	2,100	61,833
#*Alexco Resource Corp.	95,500	234,767
*ATS Automation Tooling System, Inc.	304,017	1,756,024
CAE, Inc.	155,195	1,209,088
*Churchill Corp. (The)	66,413	971,598
#*Clarke, Inc.	99,356	299,340
*Electrovaya, Inc.	2,000	1,479
Exco Technologies, Ltd.	9,700	15,688
*Garda World Security Corp. Class A	16,300	141,752
*Heroux-Devtek, Inc.	85,400	396,200
*Hydrogenics Corp.	361,330	173,644
IESI-BFC, Ltd.	145,431	1,868,205
#*Intermap Technologies, Ltd.	113,894	263,144
Marsulex, Inc.	48,300	453,071
Richelieu Hardware, Ltd.	51,300	960,053
#Russel Metals, Inc.	229,900	3,359,104
*Stantec, Inc.	156,600	3,784,566
Student Transportation of America, Ltd.	32,114	130,587
#Superior Plus Corp.	164,325	1,869,452
#Toromont Industries, Ltd.	214,900	4,917,447
Transat A.T., Inc. Class A	2,400	31,784
Transcontinental, Inc. Class A	256,564	3,080,048
TransForce, Inc.	34,212	233,023
#*Vector Aerospace Corp.	83,205	469,833
*WaterFurnace Renewable Energy, Inc.	1,300	29,819

Total Industrials		28,829,126

Information Technology — (5.4%)
*Aastra Technologies, Ltd.	2,300	66,425
*Absolute Software Corp.	159,900	755,131
*AXIA NetMedia Corp.	182,767	234,782
Calian Technologies, Ltd.	9,800	158,495
*Celestica, Inc.	797,607	6,575,162
*COM DEV International, Ltd.	235,300	667,595
Computer Modelling Group, Ltd.	42,400	609,717
Constellation Software, Inc.	20,100	664,087
Dalsa Corp.	59,800	387,411

100

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
*Descartes Systems Group, Ltd. (The)	142,300	$737,769
Enghouse Systems, Ltd.	27,550	173,134
Evertz Technologies, Ltd.	116,100	1,565,454
*Exfo Electro-Optical Engineering, Inc.	21,451	78,306
Gennum Corp.	111,700	437,695
*Hemisphere GPS, Inc.	197,900	173,749
*KAB Distribution, Inc.	298,515	538
#*MacDonald Dettweiler & Associates, Ltd.	129,900	4,429,842
*March Networks Corp.	29	103
#Matrikon, Inc.	72,400	184,003
*Miranda Technologies, Inc.	84,301	441,742
MKS, Inc.	11,060	93,525
Mosaid Technologies, Inc.	35,600	541,213
*Open Text Corp.	46,790	1,746,977
*Points International, Ltd.	355,081	108,291
*Sandvine Corp.	128,500	149,633
*Sierra Wireless, Inc.	127,100	1,142,907
*Vecima Network, Inc.	39,308	198,711
#*Webtech Wireless, Inc.	279,500	258,306
Wi-LAN, Inc.	320,200	645,105
*Zarlink Semiconductor, Inc.	117,500	83,614

Total Information Technology		23,309,422

Materials — (29.5%)
*Alamos Gold, Inc.	347,100	2,771,539
*Almaden Minerals, Ltd.	108,300	73,064
*Altius Minerals Corp.	112,600	704,498
*Anatolia Minerals Development, Ltd.	10,400	20,568
#*Anvil Mining, Ltd.	214,740	597,354
#*Aquiline Resources, Inc.	224,900	1,220,057
*Athabasca Potash, Inc.	3,750	20,447
*Atna Resource, Ltd.	126,947	87,991
*Augusta Resource Corp.	268,174	674,122
*Aura Minerals, Inc.	31,000	90,245
*Aurizon Mines, Ltd.	561,000	2,410,841
*Avalon Rare Metals, Inc.	13,900	32,243
Canam Group, Inc. Class A	158,700	1,013,462
*Canfor Corp.	330,690	1,848,967
*Capstone Mining Corp.	308,865	833,497
*Cardero Resource Corp.	185,860	212,991
Cascades, Inc.	235,076	1,520,754
*Catalyst Paper Corp.	1,675,887	410,434
CCL Industries, Inc. Class B	95,640	1,985,190
#*Centerra Gold, Inc.	71,791	550,682
*Chariot Resouces, Ltd.	34,500	9,565
*Claude Resources, Inc.	1,133,600	806,684
*Consolidated Thompson Iron Mines, Ltd.	343,016	1,585,028
#*Crystallex International Corp.	1,355,025	300,546
#*Detour Gold Corp.	63,241	780,248
*Dundee Precious Metals, Inc.	223,854	746,835
*Eastern Platinum, Ltd.	2,320,390	1,543,996
#*Eastmain Resources, Inc.	231,714	278,387
#*ECU Silver Mining, Inc.	108,050	71,897
#*Endeavour Silver Corp.	147,700	395,850
#*Entree Gold, Inc.	261,600	635,838
#*Equinox Minerals, Ltd.	1,678,290	5,645,742
*Etruscan Resources, Inc.	333,375	152,507
#*Euro Goldfields, Ltd.	521,060	2,937,448
#*Far West Mining, Ltd.	153,396	440,887
*Farallon Mining, Ltd.	987,400	428,888
#*First Majestic Silver Corp.	18,500	53,685

101

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
*First Nickel, Inc.	300	$30
*First Uranium Corp.	51,430	128,331
*FNX Mining Co., Inc.	182,850	1,701,677
#*Forsys Metals Corp.	199,402	689,214
*Fronteer Development Group, Inc.	325,800	1,240,512
*Gammon Gold, Inc.	219,740	1,785,051
*Globestar Mining Corp.	296,306	243,715
#*Golden Star Resources, Ltd.	855,400	2,664,108
*Grande Cache Coal Corp.	245,800	847,312
#*Great Basin Gold, Ltd.	860,590	1,264,579
#*Greystar Resources, Ltd.	34,500	146,666
#*Guyana Goldfields, Inc.	187,452	968,400
*Hanfeng Evergreen, Inc.	142,791	785,182
#Harry Winston Diamond Corp.	219,100	1,796,051
*HudBay Minerals, Inc.	477,851	6,187,045
#*Imperial Metals Corp.	69,090	359,481
*Inter-Citic Minerals, Inc.	26,125	19,074
*International Forest Products, Ltd. Series A	166,200	460,792
International Royalty Corp.	280,680	1,063,526
*Intertape Polymer Group, Inc.	117,000	203,281
#*Jaguar Mining, Inc.	74,850	626,027
#*Jinshan Gold Mines, Inc.	490,000	797,006
*Katanga Mining, Ltd.	7,000	4,723
*Keegan Resources, Inc.	13,000	61,032
*Kimber Resources, Inc.	21,200	12,735
*Kirkland Lake Gold, Inc.	187,280	1,453,863
*La Mancha Resources, Inc.	64,250	100,943
#*Lake Shore Gold Corp.	474,700	1,500,369
#*Laramide Resources, Ltd.	241,000	285,088
*Linear Gold Corp.	3,600	6,721
*Lundin Mining Corp.	1,147,100	4,611,511
*MAG Silver Corp.	7,300	38,387
Major Drilling Group International, Inc.	101,500	2,024,278
#*MDN, Inc.	242,980	130,242
*Mercator Minerals, Ltd.	31,605	71,269
Methanex Corp.	359,200	6,194,420
#*Migao Corp.	160,400	999,118
*Minco Base Metals Corp.	2,780	—
*Minera Andes, Inc.	107,500	63,583
*Neo Material Technologies, Inc.	384,000	1,224,343
#*New Gold, Inc.	725,960	2,629,974
Norbord, Inc.	30,920	425,488
*Norsemont Mining, Inc.	16,500	32,023
#*North American Palladium, Ltd.	199,710	479,872
*Northern Dynasty Minerals, Ltd.	13,400	87,926
*Northgate Minerals Corp.	937,300	2,399,446
#*NovaGold Resources, Inc.	282,049	1,206,864
*Orvana Minerals Corp.	118,300	92,930
#*Osisko Mining Corp.	522,931	3,527,930
*Pan Amer Silver Corp.	213,700	4,520,672
*Peregrine Diamonds, Ltd.	15,300	33,229
*Petaquilla Minerals, Ltd.	257,380	64,223
#*Platinum Group Metals, Ltd.	189,187	293,733
*Polaris Miner Corp.	16,700	27,626
#*PolyMet Mining Corp.	423,377	1,111,215
*Potash One, Inc.	37,400	86,410
#*Quadra Mining, Ltd.	253,150	3,528,027
#*Queenston Mining, Inc.	169,669	870,258
*Richmont Mines, Inc.	24,000	64,988
#*Rubicon Minerals Corp.	462,115	1,862,041
Samuel Manu-Tech, Inc.	20,400	82,388

102

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
*Seabridge Gold, Inc.	38,186	$767,567
*SEMAFO, Inc.	689,365	2,089,661
Sherritt International Corp.	641,601	4,115,069
#*Shore Gold, Inc.	837,013	696,189
*Silver Standard Resources, Inc.	229,462	4,300,623
#Silvercorp Metals, Inc.	482,000	2,490,070
*St. Andrew Goldfields, Ltd.	11,500	5,314
*Starfield Resources, Inc.	953,115	92,488
Stella-Jones, Inc.	29,600	590,878
*Tahera Diamond Corp.	235,400	1,088
#*Tanzanian Royalty Exploration Corp.	316,139	914,482
*Taseko Mines, Ltd.	649,000	1,757,377
#*Thompson Creek Metals Co., Inc.	474,700	4,795,038
#*Timminco, Ltd.	194,700	331,083
*Virginia Mines, Inc.	29,800	139,629
Wesdome Gold Mines, Ltd.	99,000	185,731
#West Fraser Timber Co., Ltd.	123,716	2,984,139
*West Timmins Mining, Inc.	269,700	623,123
*Western Coal Corp.	124,100	321,131
Winpak, Ltd.	63,110	445,016

Total Materials		127,725,621

Telecommunication Services — (0.3%)
#Manitoba Telecom Services, Inc.	40,000	1,161,129
*Wireless Matrix Corp.	127,500	110,762

Total Telecommunication Services		1,271,891

Utilities — (0.4%)
*Boralex, Inc. Class A	81,274	668,489
Emera, Inc.	19,090	388,663
*MAXIM Power Corp.	89,500	288,670
Pacific Northern Gas, Ltd.	4,000	68,832
#*Plutonic Power Corp.	66,800	188,291

Total Utilities		1,602,945

TOTAL COMMON STOCKS		363,147,757

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $1,075,000 FHLMC 4.50%, 05/01/23, valued at $912,187) to be repurchased at $896,014	$896	896,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.8%)
§@DFA Short Term Investment Fund LP	62,142,299	62,142,299
@Repurchase Agreement, Deutsche Bank Securities 0.05%, 11/02/09 (Collateralized by $5,049,431 U.S. Treasury Note 0.875%, 01/31/11, valued at $5,028,666) to be repurchased at $4,979,736	$4,980	4,979,715

103

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,434,975) to be repurchased at $1,406,846	$1,407	$1,406,838

TOTAL SECURITIES LENDING COLLATERAL		68,528,852

TOTAL INVESTMENTS — (100.0%) (Cost $558,452,607)		$432,572,609

See accompanying Notes to Financial Statements.

104

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (82.9%)
ARGENTINA — (0.1%)
*Petrobras Energia Participaciones SA ADR	106,144	$1,818,247

BRAZIL — (5.8%)
#*BRF - Brasil Foods SA ADR	173,299	8,382,473
Companhia de Bebidas das Americas	66,744	5,076,651
Companhia Siderurgica Nacional SA	367,276	12,132,034
CPFL Energia SA	1,935	33,887
*Empresa Brasileira de Aeronautica SA ADR	130,800	2,648,700
Itau Unibanco Holding SA ADR	271,347	5,193,580
Petroleo Brasilerio SA ADR (71654V101)	1,256,219	50,399,506
Petroleo Brasilerio SA ADR (71654V408)	914,546	42,270,316
Souza Cruz SA	95,874	3,402,613
Tele Norte Leste Participacoes SA	59,254	1,335,368
Tractebel Energia SA	140,100	1,709,894
Vivo Participacoes SA	16,288	401,282
Vivo Participacoes SA ADR	2,500	60,625
Weg Industrias SA	278,866	2,738,636

TOTAL BRAZIL		135,785,565

CHILE — (1.7%)
#Banco de Chile Series F ADR	47,993	2,231,654
Banco Santander Chile SA ADR	68,948	3,629,423
Colbun SA	1,731,270	407,588
Compania Cervecerias Unidas SA ADR	53,246	1,885,973
#Embotelladora Andina SA Series A ADR	26,368	395,520
#Embotelladora Andina SA Series B ADR	41,533	757,977
Empresa Nacional de Electricidad SA Sponsored ADR	207,763	9,534,244
Empresas Copec SA	20,500	275,911
Enersis SA Sponsored ADR	487,951	8,626,974
#Lan Airlines SA Sponsored ADR	264,595	3,548,219
Masisa SA	165,507	24,551
Sociedad Quimica y Minera de Chile SA Sponsored ADR	169,117	6,215,050
#Vina Concha Y Toro SA Sponsored ADR	28,665	1,221,129

TOTAL CHILE		38,754,213

CHINA — (9.4%)
*Air China, Ltd.	262,000	141,822
Alibaba.com, Ltd.	59,500	137,388
#*Aluminum Corp. of China, Ltd. ADR	26,300	715,360
#Angang Steel Co., Ltd.	142,000	262,465
Anhui Conch Cement Co., Ltd.	72,000	465,864
Bank of China, Ltd.	56,691,000	32,598,740
Bank of Communications Co., Ltd.	1,206,000	1,443,515
*Beijing Capital International Airport Co., Ltd.	3,368,000	2,264,943
Beijing Enterprises Holdings, Ltd.	50,000	298,021
Belle International Holdings, Ltd.	1,948,000	1,969,215
#*Byd Co., Ltd.	395,886	3,629,462
China Citic Bank	932,000	695,295
China Coal Energy Co.	356,000	492,608
China Communications Construction Co., Ltd.	502,000	540,323
China Construction Bank Corp.	9,048,000	7,800,567
#China COSCO Holdings Co., Ltd.	415,500	511,585
China High Speed Transmission Equipment Group Co., Ltd.	523,000	1,048,871
#China Life Insurance Co., Ltd. ADR	250,705	17,200,870
China Merchants Bank Co., Ltd.	1,078,350	2,758,788
China Merchants Holdings (International) Co., Ltd.	133,652	427,103
China Mobile, Ltd. Sponsored ADR	696,697	32,556,651
China National Building Material Co., Ltd.	72,000	154,950

105

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
China Oilfield Services, Ltd.	168,000	$181,527
China Overseas Land & Investment, Ltd.	1,550,000	3,341,659
China Petroleum and Chemical Corp. (Sinopec) ADR	41,800	3,526,248
*China Power International Development, Ltd.	839,000	232,111
*China Railway Construction Corp., Ltd.	116,500	154,128
*China Railway Group, Ltd.	441,000	346,625
China Resources Enterprise, Ltd.	2,219,000	7,445,893
China Resources Land, Ltd.	748,000	1,803,752
China Resources Power Holdings Co., Ltd.	920,000	1,910,581
China Shenhua Energy Co., Ltd.	786,000	3,521,138
#*China Shipping Container Lines Co., Ltd.	292,000	104,500
China Shipping Development Co., Ltd.	98,000	138,537
*China Southern Airlines Co., Ltd. ADR	4,600	66,010
*China Taiping Insurance Holdings Co., Ltd.	17,000	60,024
#China Telecom Corp., Ltd. ADR	20,200	888,396
China Travel International Investment Hong Kong, Ltd.	1,992,000	406,637
China Unicom Hong Kong, Ltd. ADR	88,800	1,123,320
CITIC Pacific, Ltd.	1,898,000	4,879,271
*CITIC Resources Holdings, Ltd.	2,180,000	609,934
CNOOC, Ltd.	45,000	66,721
#CNOOC, Ltd. ADR	67,956	10,121,367
#Country Garden Holdings Co.	2,232,000	855,794
Dalian Port (PDA) Co., Ltd.	596,000	216,320
Datang International Power Generation Co., Ltd.	380,000	177,571
Dongfeng Motor Corp.	204,000	242,800
#*FU JI Food & Catering Services	289,000	283,399
*GOME Electrical Appliances Holdings, Ltd.	181,000	53,020
#Guangshen Railway Co., Ltd. Sponsored ADR	1,400	28,070
Guangzhou R&F Properties Co., Ltd.	67,200	125,921
Harbin Power Equipment Co., Ltd.	494,000	458,896
Hengan International Group Co., Ltd.	36,000	231,739
#HKC (Holdings), Ltd.	3,062,634	240,291
Hopson Development Holdings, Ltd.	420,000	730,772
#*Huadian Power International Corp.	694,000	192,726
#Huaneng Power International, Inc. ADR	8,800	224,488
*Industrial & Commercial Bank of China, Ltd.	34,093,000	27,124,901
Jiangsu Express Co., Ltd.	764,000	677,471
Jiangxi Copper Co., Ltd.	135,000	305,876
#Lenovo Group, Ltd.	114,000	64,280
#Li Ning Co., Ltd.	435,500	1,184,311
#*Maanshan Iron & Steel Co., Ltd.	124,000	74,646
#PetroChina Co., Ltd. ADR	115,210	13,829,808
#*PICC Property & Casualty Co., Ltd.	168,000	123,954
Ping An Insurance (Group) Co. of China, Ltd.	248,500	2,176,260
#*Semiconductor Manufacturing International Corp. ADR	255,943	619,382
#Shanghai Electric Group Co., Ltd.	2,392,000	1,123,350
Shenzhen Expressway Co., Ltd.	744,000	355,210
Shenzhen International Holdings, Ltd.	6,415,000	448,560
Shimao Property Holdings, Ltd.	157,500	292,966
Sino-Ocean Land Holdings, Ltd.	291,000	282,630
*Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR	1,188	46,760
Sinotrans, Ltd.	951,000	249,261
Tencent Holdings, Ltd.	700,600	12,199,255
#Tingyi (Cayman Islands) Holding Corp.	1,072,000	2,391,885
TPV Technology, Ltd.	802,000	519,091
Weichai Power Co., Ltd.	8,000	51,766
Zijin Mining Group Co., Ltd.	428,000	414,277
#ZTE Corp.	465,688	2,589,343

TOTAL CHINA		220,249,835

106

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CZECH REPUBLIC — (1.0%)
CEZ A.S.	301,862	$14,864,947
Komercni Banka A.S.	14,663	2,875,426
Telefonica 02 Czech Republic A.S.	239,489	5,642,622

TOTAL CZECH REPUBLIC		23,382,995

HUNGARY — (1.5%)
ELMU NYRT	185	28,698
Magyar Telekom Telecommunications P.L.C.	665,618	2,869,587
#*MOL Hungarian Oil & Gas NYRT	100,838	8,424,427
#*OTP Bank NYRT	618,710	17,397,809
#Richter Gedeon NYRT	28,511	5,937,751
Tisza Chemical Group NYRT	40,321	645,968

TOTAL HUNGARY		35,304,240

INDIA — (11.2%)
*ACC, Ltd.	43,053	677,843
Adani Enterprises, Ltd.	51,000	769,346
Aditya Birla Nuvo, Ltd.	5,819	96,679
Ambuja Cements, Ltd.	1,162,146	2,176,996
Asea Brown Boveri India, Ltd.	97,291	1,573,395
Asian Paints, Ltd.	60,748	2,099,916
Aventis Pharma, Ltd.	3,628	120,838
Axis Bank, Ltd.	349,044	6,648,124
Bajaj Auto, Ltd.	83,940	2,476,506
Bajaj Finserv, Ltd.	59,835	387,988
Bajaj Holdings & Investment, Ltd.	37,300	382,989
Bharat Electronics, Ltd.	7,300	221,456
Bharti Airtel, Ltd.	852,924	5,259,701
Bosch, Ltd.	20,203	1,807,356
Cipla, Ltd.	639,901	3,883,604
Colgate-Palmolive (India), Ltd.	68,534	1,015,777
Crompton Greaves, Ltd.	184,828	1,484,210
Cummins India, Ltd.	37,898	299,507
Dabur India, Ltd.	308,253	987,668
Divi’s Laboratories, Ltd.	63,020	706,277
Dr. Reddy’s Laboratories, Ltd.	128,934	2,754,964
#Dr. Reddy’s Laboratories, Ltd. ADR	83,498	1,814,412
EIH, Ltd.	129,641	335,943
Exide Industries, Ltd.	202,666	419,505
GAIL India, Ltd.	57,000	418,868
GAIL India, Ltd. Sponsored GDR	28,791	1,280,929
GlaxoSmithKline Pharmaceuticals, Ltd.	42,501	1,421,145
Glenmark Pharmaceuticals, Ltd.	99,187	468,235
Godrej Consumer Products, Ltd.	109,632	627,737
Grasim Industries, Ltd.	6,300	289,938
HCL Technologies, Ltd.	311,688	1,996,102
HDFC Bank, Ltd.	386,733	13,175,290
Hero Honda Motors, Ltd. Series B	158,834	5,246,290
Hindustan Unilever, Ltd.	1,633,609	9,748,048
ICICI Bank, Ltd. Sponsored ADR	88,726	2,790,433
Infosys Technologies, Ltd.	657,429	30,520,259
Infosys Technologies, Ltd. Sponsored ADR	233,496	10,740,816
Infrastructure Development Finance Co., Ltd.	1,931	5,959
ITC, Ltd.	2,007,345	10,823,298
Jindal Steel & Power, Ltd.	627,060	8,432,190
JSW Steel, Ltd.	106,526	1,688,039
Jubilant Organosys, Ltd.	66,060	326,175
Larsen & Toubro, Ltd.	371,281	12,248,925
Lupin, Ltd.	44,351	1,149,244
Mahanagar Telephone Nigam, Ltd.	130,940	190,092
Mahindra & Mahindra, Ltd.	254,183	4,918,411

107

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Mangalore Refinery & Petrochemicals, Ltd.	846,013	$1,324,041
Maruti Suzuki India, Ltd.	129,741	3,833,424
Nirma, Ltd.	66,235	245,854
*Oracle Financial Services Software, Ltd.	14,000	625,545
Pantaloon Retail India, Ltd.	9,760	64,289
*Pantaloon Retail India, Ltd. Class B	976	4,776
Petronet LNG, Ltd.	97,953	133,402
Piramal Healthcare, Ltd.	76,008	613,837
Proctor & Gamble Hygiene & Health Care, Ltd.	11,227	343,654
*Ranbaxy Laboratories, Ltd.	213,395	1,757,722
Reliance Capital, Ltd.	101,317	1,584,442
Reliance Communications, Ltd.	1,071,955	3,953,396
Reliance Energy, Ltd.	191,590	4,247,845
*Reliance Industries, Ltd.	1,030,847	41,707,940
*Reliance Natural Resources, Ltd.	1,099,793	1,474,126
Satyam Computer Services, Ltd.	772,898	1,671,873
Sesa Goa, Ltd.	534,990	3,380,627
Shree Cement, Ltd.	2,872	93,631
Shriram Transport Finance Co., Ltd.	2,300	19,078
Siemens India, Ltd.	153,743	1,661,564
Sterling Biotech, Ltd.	68,760	131,356
Sterlite Industries (India), Ltd. Series A	431,495	6,977,657
Sun Pharmaceuticals Industries, Ltd.	138,878	4,050,120
Sun TV Network, Ltd.	25,000	165,404
Tata Chemicals, Ltd.	62,804	347,497
Tata Consultancy Services, Ltd.	756,974	10,030,279
Tata Power Co., Ltd.	144,515	4,075,894
Tata Steel, Ltd.	88,890	878,630
Tata Tea, Ltd.	8,903	161,651
*Tech Mahindra, Ltd.	6,379	124,774
Titan Industries, Ltd.	7,547	199,158
United Phosphorus, Ltd.	69,388	210,431
United Spirits, Ltd.	21,912	493,446
Videsh Sanchar Nigam, Ltd.	75,115	614,909
Wipro, Ltd.	440,456	5,629,808
Zee Entertainment Enterprises, Ltd.	402,083	1,950,192
Zydus Wellness, Ltd.	11,485	41,361

TOTAL INDIA		261,731,056

INDONESIA — (2.2%)
PT Aneka Tambang Tbk	2,782,000	646,516
PT Astra Agro Lestari Tbk	195,500	434,005
PT Astra International Tbk	4,017,561	12,925,685
*PT Bakrie & Brothers Tbk	21,200,000	215,254
PT Bank Central Asia Tbk	9,187,000	4,326,175
PT Bank Danamon Indonesia Tbk	2,719,740	1,268,775
PT Bank Mandiri Persero Tbk	2,325,000	1,115,662
*PT Bank Pan Indonesia Tbk	8,711,500	699,402
PT Bank Rakyat Indonesia Tbk	1,910,000	1,389,902
PT Bumi Resources Tbk	15,481,000	3,726,858
PT Gudang Garam Tbk	56,500	83,113
*PT Holcim Indonesia Tbk	2,854,500	474,620
*PT Indo Tambangraya Megah Tbk	179,000	417,398
PT Indocement Tunggal Prakarsa Tbk	815,500	928,583
PT Indofood Sukses Makmur Tbk	87,500	27,653
PT Indosat Tbk	2,332,000	1,238,711
*PT International Nickel Indonesia Tbk	1,038,000	430,157
PT Kalbe Farma Tbk	3,591,000	450,366
*PT Lippo Karawaci Tbk	11,865,250	802,615
*PT Panasia Indosyntec Tbk	75,100	1,848
*PT Perusahaan Gas Negara Tbk	100,000	37,208

108

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDONESIA — (Continued)
PT Semen Gresik Tbk	2,976,500	$2,103,504
PT Sinar Mas Agro Resources & Technology Tbk	1,152,500	373,570
*PT Tambang Batubara Bukit Asam Tbk	234,500	365,322
PT Telekomunikasi Indonesia Tbk	14,011,140	12,065,191
PT Unilever Indonesia Tbk	3,087,000	3,228,631
PT United Tractors Tbk	648,500	994,312

TOTAL INDONESIA		50,771,036

ISRAEL — (3.6%)
*Bank Hapoalim B.M.	1,922,358	7,018,046
*Bank Leumi Le-Israel B.M.	2,275,389	8,886,498
Bezeq Israeli Telecommunication Corp., Ltd.	2,044,881	4,563,602
*Clal Industries, Ltd.	23,420	119,479
*Clal Insurance Enterprise Holdings, Ltd.	1,996	42,255
Discount Investment Corp.	32,858	772,085
Elbit Systems, Ltd.	40,946	2,480,757
IDB Holding Corp., Ltd.	—	9
Israel Chemicals, Ltd.	780,753	9,119,540
Koor Industries, Ltd.	1	15
Makhteshim-Agan Industries, Ltd.	245,728	1,148,509
*Migdal Insurance & Financial Holdings, Ltd.	261,456	409,788
*Mizrahi Tefahot Bank, Ltd.	141,699	1,151,620
Osem Investment, Ltd.	33,175	430,358
Partner Communications Co., Ltd.	115,542	2,190,776
Strauss Group, Ltd.	6,896	89,385
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	888,925	44,872,934

TOTAL ISRAEL		83,295,656

MALAYSIA — (4.4%)
Affin Holdings Berhad	312,600	185,744
Alliance Financial Group Berhad	301,700	215,568
AMMB Holdings Berhad	874,959	1,202,999
*Axiata Group Berhad	4,359,375	3,712,616
Batu Kawan Berhad	15,000	43,499
Berjaya Corp. Berhad	734,800	251,736
Berjaya Sports Toto Berhad	803,464	1,012,749
Boustead Holdings Berhad	159,460	158,802
British American Tobacco Malaysia Berhad	239,100	3,140,052
CIMB Group Holdings Berhad	3,095,227	11,229,284
Digi.Com Berhad	495,162	3,161,925
EON Capital Berhad	175,500	286,640
Fraser & Neave Holdings Berhad	61,000	189,010
Gamuda Berhad	805,700	735,639
Genting Berhad	3,086,500	6,488,243
Genting Malaysia Berhad	4,928,500	3,936,659
Genting Plantations Berhad	276,600	494,513
Hong Leong Bank Berhad	820,150	1,793,395
Hong Leong Financial Group Berhad	548,429	992,196
IJM Corp. Berhad	336,560	469,447
IOI Corp. Berhad	5,328,755	8,262,279
KLCC Property Holdings Berhad	778,600	743,780
Kuala Lumpur Kepong Berhad	814,200	3,555,718
Lafarge Malayan Cement Berhad	259,580	458,076
Malayan Banking Berhad	780,353	1,511,306
*Malaysian Airlines System Berhad	599,367	542,627
Malaysian Bulk Carriers Berhad	63,000	57,288
Malaysian Pacific Industries Berhad	22,100	36,258
MISC Berhad	2,124,832	5,523,974
MMC Corp. Berhad	1,503,800	1,089,840
Nestle (Malaysia) Berhad	217,200	2,112,520
Oriental Holdings Berhad	241,300	391,152

109

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
Parkson Holdings Berhad	182,650	$270,993
Petronas Dagangan Berhad	445,100	1,157,880
Petronas Gas Berhad	886,800	2,534,794
Plus Expressways Berhad	2,589,600	2,496,163
PPB Group Berhad	889,100	3,926,339
Public Bank Berhad (B012W42)	44,291	138,418
Public Bank Berhad (B012W53)	1,550,201	4,829,053
RHB Capital Berhad	525,900	825,042
Sarawak Energy Berhad	430,200	325,623
Shell Refining Co. Federation of Malaysia Berhad	227,000	710,978
Sime Darby Berhad	3,457,620	8,940,046
SP Setia Berhad	971,150	1,092,051
Star Publications (Malaysia) Berhad	411,600	409,557
Telekom Malaysia Berhad	1,816,400	1,596,307
Tenaga Nasional Berhad	2,121,000	5,198,622
*UEM Land Holdings Berhad	700,625	339,368
UMW Holdings Berhad	729,066	1,342,730
YTL Corp. Berhad	1,449,385	3,082,191
YTL Power International Berhad	283,040	177,857

TOTAL MALAYSIA		103,379,546

MEXICO — (6.8%)
#America Movil S.A.B. de C.V. Series L	17,737,259	39,145,222
#*Carso Global Telecom S.A.B. de C.V. Telecom Series A1	1,166,771	4,538,511
*Cementos de Mexico S.A.B de C.V. Series B	267,800	278,271
*Cemex S.A.B. de C.V. Sponsored ADR	12,500	129,750
#Coca-Cola Femsa S.A.B. de C.V. Series L	517,300	2,790,276
*Corporacion Interamericana de Entramiento S.A.B. de C.V. Series B	28,827	14,333
*Corporacion Mexicana de Restaurantes S.A.B. de C.V. Series B	1,107	246
Corporativo Fragua S.A.B. de C.V. Series B	21	155
*Dine S.A.B. de C.V.	116,965	51,822
El Puerto de Liverpool S.A.B. de C.V. Series C1	289,300	1,205,074
Embotelladora Arca S.A.B. de C.V.	385,803	970,077
*Empresas ICA S.A.B. de C.V.	50	110
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	9,132,314
#*Gruma S.A.B. de C.V. ADR	82,911	591,985
#Grupo Carso S.A.B. de C.V. Series A-1	990,932	2,926,922
#Grupo Elektra S.A. de C.V.	117,475	4,608,694
*Grupo Financiero Banorte S.A.B. de C.V.	2,827,109	9,035,615
#Grupo Financiero Inbursa S.A.B. de C.V. Series O	1,426,864	4,020,020
Grupo Gigante S.A.B. de C.V. Series B	62,282	64,175
#Grupo Industrial Bimbo S.A.B. de C.V. Series A	626,600	3,649,383
Grupo Industrial Maseca S.A.B. de C.V. Series B	229,000	155,919
*Grupo Kuo S.A.B. de C.V. Series B	68	44
#*Grupo Mexico S.A.B. de C.V. Series B	9,098,785	18,192,402
#*Grupo Modelo S.A.B. de C.V. Series C	924,700	4,197,086
*Grupo Nutrisa S.A. de C.V.	129	274
*Grupo Qumma S.A. de C.V. Series B	1,591	22
Grupo Televisa S.A. de C.V.	1,704,800	6,604,224
Grupo Televisa S.A. de C.V. Sponsored ADR	109,820	2,126,115
#*Impulsora Del Desarrollo Y El Empleo en America Latina S.A. de C.V.	2,945,976	2,855,893
#Industrias Penoles S.A.B. de C.V.	194,550	3,552,623
#Kimberly Clark de Mexico S.A.B. de C.V. Series A	690,100	2,733,483
#*Organizacion Soriana S.A.B. de C.V. Series B	2,134,000	4,720,942
*Promotora y Operadora de Infraestructura S.A. de C.V.	2,085	3,790
*Savia S.A. de C.V.	120,000	7,271
Telefonos de Mexico S.A. de C.V. Series A	200,000	166,619
#Telefonos de Mexico S.A.B. de C.V.	9,705,800	8,093,220
Telmex Internacional S.A.B. de C.V. (B39SQ41)	200,000	131,781
#Telmex Internacional S.A.B. de C.V. (B39SR26)	9,705,800	6,527,502
Telmex Internacional S.A.B. de C.V. ADR	30,200	406,492

110

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MEXICO — (Continued)
#Wal-Mart de Mexico S.A.B. de C.V. Series V	4,372,680	$15,250,358

TOTAL MEXICO		158,879,015

PHILIPPINES — (0.6%)
Aboitiz Equity Ventures, Inc.	2,671,000	461,066
*Aboitiz Power Corp.	530,000	82,355
Ayala Corp. Series A	313,453	1,896,672
Ayala Land, Inc.	9,214,518	1,992,395
Banco de Oro Unibank, Inc.	1,292,908	938,466
Bank of the Philippine Islands	2,320,456	2,257,761
*Energy Development Corp.	1,212,500	104,718
*Filipina Water Bottling Corp.	2,006,957	—
*Jollibee Food Corp.	65,000	69,146
Metro Bank & Trust Co.	257,100	217,483
Philippine Long Distance Telephone Co.	95,200	5,116,460
Robinson’s Land Corp. Series B	183,100	46,494
SM Prime Holdings, Inc.	508,168	105,375

TOTAL PHILIPPINES		13,288,391

POLAND — (1.3%)
Asseco Poland SA	29,080	584,279
*Bank Handlowy w Warszawie SA	17,748	389,219
*Bank Pekao SA	163,030	8,750,507
*Bank Przemyslowo Handlowy BPH SA	2,029	48,398
*Bank Zackodni WBK SA	37,228	1,987,437
Browary Zywiec SA	13,634	2,291,069
*Getin Holdings SA	100,000	284,600
KGHM Polska Miedz SA	61,000	2,053,300
*Kredyt Bank SA	88,259	370,012
*Mondi Packaging Paper Swiecie SA	26,883	656,504
*PBG SA	5,605	436,581
*Polski Koncern Naftowy Orlen SA	267,237	2,781,598
Polskie Gornictwo Naftowe I Gazownictwo SA	718,661	875,101
Powszechna Kasa Oszczednosci Bank Polski SA	220,087	2,607,810
Telekomunikacja Polska SA	1,112,400	6,528,358
TVN SA	35,681	176,819

TOTAL POLAND		30,821,592

RUSSIA — (0.6%)
*Gazprom OAO Sponsored ADR	176,802	4,240,075
*Gazpromneft JSC Sponsored ADR	3,783	98,021
*Lukoil OAO Sponsored ADR	66,901	3,881,038
*Magnitogorsk Iron & Steel Works Sponsored GDR	7,844	74,105
*MMC Norilsk Nickel JSC ADR	62,016	814,674
*Novolipetsk Steel OJSC GDR	8,565	223,086
*Novorossiysk Sea Trade Port GDR	137	1,562
*Polymetal GDR	3,453	30,451
*Rosneft Oil Co. GDR	214,884	1,633,941
*RusHydro Sponsored ADR	58,025	206,569
*Severstal GDR	40,100	289,256
*Surgutneftegaz Sponsored ADR	88,866	784,306
*Tatneft Sponsored ADR	18,577	481,087
*TMK OAO GDR	10,067	181,859
*Uralkali Sponsored GDR	14,556	327,635
*VTB Bank OJSC GDR	83,338	331,709

TOTAL RUSSIA		13,599,374

SINGAPORE — (0.0%)
*Genting Singapore P.L.C.	672,420	513,710

111

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
SOUTH AFRICA — (8.2%)
ABSA Group, Ltd.	362,514	$5,832,653
Adcock Ingram Holdings, Ltd.	5,100	34,703
African Bank Investments, Ltd.	318,206	1,228,688
African Rainbow Minerals, Ltd.	277,277	5,368,620
*Anglo American Platinum Corp., Ltd.	114,526	9,954,766
#AngloGold Ashanti, Ltd. Sponsored ADR	197,922	7,429,992
ArcelorMittal South Africa, Ltd.	330,893	4,452,959
*Aspen Pharmacare Holdings, Ltd.	37,154	313,129
Aveng, Ltd.	49,466	262,341
Barloworld, Ltd.	4,883	30,445
Bidvest Group, Ltd.	182,111	2,851,668
Data Tec, Ltd.	10,700	39,054
Discovery Holdings, Ltd.	391,199	1,531,869
Exxaro Resources, Ltd.	83,898	937,185
FirstRand, Ltd.	1,540,707	3,444,914
Freeworld Coatings, Ltd.	117,583	131,598
Gold Fields, Ltd. Sponsored ADR	425,086	5,419,846
Harmony Gold Mining Co., Ltd.	387,997	3,879,325
Harmony Gold Mining Co., Ltd. Sponsored ADR	389,769	3,882,099
Impala Platinum Holdings, Ltd.	478,692	10,402,919
Investec, Ltd.	118,615	877,719
Kumba Iron Ore, Ltd.	15,092	451,320
Liberty Holdings, Ltd.	209,134	1,808,161
Massmart Holdings, Ltd.	124,452	1,437,809
Mondi, Ltd.	11,693	65,843
MTN Group, Ltd.	1,659,950	24,715,390
Murray & Roberts Holdings, Ltd.	107,838	749,834
Naspers, Ltd. Series N	324,237	11,698,218
Nedbank Group, Ltd.	54,403	840,133
Network Healthcare Holdings, Ltd.	374,194	553,217
Pick’n Pay Stores, Ltd.	288,558	1,515,842
Pretoria Portland Cement Co., Ltd.	753,899	3,205,776
PSG Group, Ltd.	189,027	530,740
Sanlam, Ltd.	961,639	2,638,963
#Sasol, Ltd. Sponsored ADR	1,270,370	47,499,134
Shoprite Holdings, Ltd.	596,920	4,864,260
#Standard Bank Group, Ltd.	843,110	10,570,537
Steinhoff International Holdings, Ltd.	694,492	1,678,287
*Super Group, Ltd.	513,680	40,380
Telkom South Africa, Ltd.	521,362	2,921,082
Tiger Brands, Ltd.	76,245	1,511,714
Truworths International, Ltd.	138,004	790,579
*Vodacom Group Pty, Ltd.	521,362	3,615,051

TOTAL SOUTH AFRICA		192,008,762

SOUTH KOREA — (11.5%)
Amorepacific Corp.	3,527	2,434,041
Cheil Industrial, Inc.	20,690	771,898
#Daewoo Engineering & Construction Co., Ltd.	207,178	2,110,624
#Daewoo International Corp.	47,246	1,290,461
Daewoo Securities Co., Ltd.	103,195	1,567,960
#Daewoo Shipbuilding & Marine Engineering Co., Ltd.	142,290	1,871,598
#Doosan Heavy Industries & Construction Co., Ltd.	14,950	802,291
#Doosan Infracore Co., Ltd.	82,000	1,166,820
#Glovis Co., Ltd.	6,360	554,620
*GS Engineering & Construction Corp.	27,320	2,395,751
GS Holdings Corp.	42,945	1,063,760
Hana Financial Group, Inc.	112,261	3,329,396
Hankook Tire Manufacturing Co., Ltd.	84,420	1,613,639
#Hite Brewery Co., Ltd.	6,098	829,741
#*Hynix Semiconductor, Inc.	163,310	2,424,588

112

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
Hyundai Department Store Co., Ltd.	3,893	$372,113
#Hyundai Development Co.	33,870	1,002,429
#Hyundai Heavy Industries Co., Ltd.	49,890	6,833,593
#Hyundai Merchant Marine Co., Ltd.	24,600	504,302
Hyundai Mobis	53,070	7,076,531
#Hyundai Motor Co., Ltd.	95,919	8,700,283
Hyundai Securities Co., Ltd.	18,410	209,021
Hyundai Steel Co.	58,560	3,720,090
*Industrial Bank of Korea, Ltd.	78,210	947,488
Kangwon Land, Inc.	150,410	2,009,728
*KB Financial Group, Inc.	139,085	6,689,974
#KCC Corp.	7,410	2,136,122
#*Kia Motors Corp.	225,130	3,343,977
*Korea Electric Power Corp.	295,290	8,367,346
Korea Exchange Bank	200,200	2,275,087
Korea Gas Corp.	35,793	1,510,254
Korea Investment Holdings Co., Ltd.	6,730	179,486
KT Corp.	195,930	6,386,780
KT&G Corp.	103,590	6,032,838
LG Chemical, Ltd.	32,392	5,582,128
#LG Corp.	129,413	7,331,661
*LG Display Co., Ltd. ADR	128,466	1,528,745
#LG Electronics, Inc.	88,910	8,265,115
#*LG Hausys, Ltd.	4,382	438,083
#LG Household & Healthcare Co., Ltd.	5,120	1,063,382
*LG Telecom, Ltd.	44,600	334,154
#Lotte Confectionary Co., Ltd.	315	316,777
*LS Industrial Systems Co., Ltd.	1,000	74,910
Macquarie Korea Infrastructure Fund	75,002	315,776
*Mirae Asset Securities Co., Ltd.	7,275	380,272
#*NCsoft Corp.	4,529	484,356
*OCI Co., Ltd.	780	137,033
POSCO	46,060	19,088,540
S1 Corp.	3,130	125,286
Samsung Card Co., Ltd.	23,720	939,781
Samsung Corp.	100,930	4,107,927
#Samsung Electro-Mechanics Co., Ltd.	37,767	3,140,135
#Samsung Electronics Co., Ltd.	97,139	58,451,752
*Samsung Electronics Co., Ltd. GDR	49,372	14,972,842
#*Samsung Engineering Co., Ltd.	6,628	586,001
Samsung Fire & Marine Insurance, Ltd.	35,022	6,376,598
#Samsung Heavy Industries Co., Ltd.	126,000	2,383,568
Samsung SDI Co., Ltd.	20,352	2,323,439
Samsung Securities Co., Ltd.	33,780	1,655,772
*Samsung Techwin Co., Ltd.	7,702	589,756
*Shinhan Financial Group Co., Ltd.	218,686	8,297,155
Shinhan Financial Group Co., Ltd. ADR	16,770	1,268,650
Shinsegae Co., Ltd.	12,596	5,438,180
#SK Co., Ltd.	21,194	1,681,277
SK Energy Co., Ltd.	51,889	4,765,922
SK Telecom Co., Ltd.	56,085	8,541,662
S-Oil Corp.	47,310	2,288,654
*STX Pan Ocean Co., Ltd.	30,480	277,740
Woongjin Coway Co., Ltd.	13,260	443,263
Woori Investment & Securities Co., Ltd.	67,386	847,114
Yuhan Corp.	776	124,983

TOTAL SOUTH KOREA		267,493,019

TAIWAN — (9.6%)
Acer, Inc.	2,802,239	6,605,262
Advanced Semiconductor Engineering, Inc.	2,990,899	2,357,252

113

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Advantech Co., Ltd.	73,609	$131,013
Asia Cement Corp.	2,452,114	2,574,670
Asustek Computer, Inc.	2,968,206	5,451,570
AU Optronics Corp.	1,332,874	1,181,930
#AU Optronics Corp. Sponsored ADR	348,006	3,072,894
Catcher Co., Ltd.	191,430	463,409
*Cathay Financial Holdings Co., Ltd.	2,746,761	4,710,330
Chang Hwa Commercial Bank	1,962,000	853,660
Cheng Shin Rubber Industry Co., Ltd.	1,078,790	2,216,776
Cheng Uei Precision Industry Co., Ltd.	233,232	443,098
*Chi Mei Optoelectronic Corp.	1,814,000	904,977
Chicony Electronics Co., Ltd.	199,368	435,993
*China Development Financial Holding Corp.	3,970,000	1,034,191
China Steel Corp.	8,747,669	7,766,540
Chinatrust Financial Holdings Co., Ltd.	2,380,770	1,430,065
*Chungwa Picture Tubes Co., Ltd.	2,846,000	291,962
*Clevo Co.	471,643	588,614
Compal Electronics, Inc.	3,708,375	4,636,228
Delta Electronics Industrial Co., Ltd.	1,812,367	5,032,454
*E.Sun Financial Holding Co., Ltd.	1,125,790	438,224
Epistar Corp.	224,000	652,289
Eternal Chemical Co., Ltd.	254,520	235,853
*Evergreen International Storage & Transport Corp.	357,000	288,928
*Evergreen Marine Corp., Ltd.	481,869	243,377
Everlight Electronics Co., Ltd.	146,000	399,114
Far East Textile, Ltd.	4,292,007	5,061,208
*Far EasTone Telecommunications Co., Ltd.	446,000	501,795
Feng Hsin Iron & Steel Co., Ltd.	170,000	257,027
First Financial Holding Co., Ltd.	5,210,574	3,010,102
Formosa Chemicals & Fiber Co., Ltd.	4,748,445	8,848,806
Formosa International Hotels Corp.	35,200	439,195
Formosa Plastics Corp.	5,051,649	9,689,505
Formosa Taffeta Co., Ltd.	605,000	410,142
Foxconn Technology Co., Ltd.	684,791	2,281,263
*Fubon Financial Holding Co., Ltd.	5,940,052	6,591,267
Giant Manufacture Co., Ltd.	201,600	522,777
*HannStar Display Corp.	1,337,000	252,089
Hon Hai Precision Industry Co., Ltd.	4,590,177	17,978,933
Hotai Motor Co., Ltd.	387,000	899,036
HTC Corp.	527,200	5,235,375
Hua Nan Financial Holding Co., Ltd.	5,725,898	3,326,863
Innolux Display Corp.	1,748,940	2,303,546
Inventec Corp.	1,732,722	958,531
Kinsus Interconnect Technology Corp.	78,000	195,531
Largan Precision Co., Ltd.	43,860	502,322
Lee Chang Yung Chemical Industry Corp.	312,825	346,941
Lite-On Technology Corp.	506,520	667,118
Macronix International Co., Ltd.	1,794,825	909,789
Media Tek, Inc.	735,527	10,294,431
Mega Financial Holding Co., Ltd.	4,537,000	2,526,558
Mitac International Corp.	209,288	97,884
Nan Ya Plastic Corp.	7,084,565	11,269,977
Nan Ya Printed Circuit Board Corp.	200,940	625,293
*Polaris Securities Co., Ltd.	673,000	345,336
Pou Chen Corp.	2,007,342	1,376,278
President Chain Store Corp.	881,831	1,995,217
Shihlin Electric & Engineering Corp.	235,000	282,551
*Shin Kong Financial Holding Co., Ltd.	1,800,619	732,597
Siliconware Precision Industries Co., Ltd.	2,347,324	3,086,123
*SinoPac Holdings Co., Ltd.	2,807,000	1,036,665
Synnex Technology International Corp.	927,700	1,755,182

114

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
*Taishin Financial Holdings Co., Ltd.	1,609,000	$629,681
*Taiwan Business Bank	921,000	224,884
Taiwan Cement Corp.	2,415,895	2,478,577
Taiwan Cooperative Bank	2,997,634	1,768,718
Taiwan Fertilizer Co., Ltd.	133,000	412,896
Taiwan Glass Industrial Corp.	1,309,200	1,006,462
Taiwan Secom Co., Ltd.	150,000	229,289
Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	40,609,637
*Tatung Co., Ltd.	1,058,000	233,017
Ton Yi Industrial Corp.	220,000	76,652
Transcend Information, Inc.	131,181	410,279
TSRC Corp.	368,000	428,664
Tung Ho Steel Enterprise Corp.	216,000	205,317
U-Ming Marine Transport Corp.	648,860	1,176,881
*Unimicron Technology Corp.	200,000	228,196
Uni-President Enterprises Corp.	3,496,347	3,901,188
*United Microelectronics Corp.	5,956,000	2,863,129
*Walsin Lihwa Corp.	2,278,539	738,384
*Wan Hai Lines Co., Ltd.	543,209	249,909
Wistron Corp.	1,251,699	2,095,430
WPG Holdings Co., Ltd.	201,000	274,992
Yang Ming Marine Transport Corp.	341,131	120,503
*Young Fast Optoelectronics Co., Ltd.	4,000	45,768
Yuanta Financial Holding Co., Ltd.	1,945,885	1,284,145
Yulon Motor Co., Ltd.	145,000	162,185

TOTAL TAIWAN		222,908,709

THAILAND — (1.4%)
Advance Info Service PCL (Foreign)	1,541,800	3,978,467
Bangkok Bank PCL (Foreign) NVDR	286,400	959,665
Bangkok Dusit Medical Services PCL (Foreign)	586,600	424,704
Bank of Ayudhya PCL (Foreign)	2,590,200	1,394,872
Banpu PCL (Foreign)	115,100	1,508,266
BEC World PCL (Foreign)	1,097,600	735,564
Bumrungrad Hospital PCL (Foreign)	297,000	248,796
C.P. ALL PCL (Foreign)	2,436,200	1,384,826
Charoen Pokphand Foods PCL (Foreign)	4,181,300	1,207,167
Delta Electronics (Thailand) PCL (Foreign)	622,510	322,197
Electricity Generating PCL (Foreign) NVDR	60,000	134,630
Glow Energy PCL (Foreign)	119,000	113,927
IRPC PCL (Foreign)	4,240,300	487,143
Kasikornbank PCL (Foreign)	1,612,200	3,955,135
Krung Thai Bank PCL (Foreign)	7,726,870	2,034,299
Land & Houses PCL (Foreign) NVDR	790,000	133,538
PTT Aromatics & Refining PCL (Foreign)	1,287,137	820,225
PTT Chemical PCL (Foreign)	1,037,460	1,939,903
PTT Exploration & Production PCL (Foreign)	592,000	2,568,138
PTT PCL (Foreign)	218,400	1,568,168
Ratchaburi Electricity Generating Holding PCL (Foreign)	864,300	956,742
Siam Cement PCL (Foreign) (The)	117,100	732,203
Siam Cement PCL (Foreign) NVDR (The)	41,600	253,894
Siam City Bank PCL (Foreign)	833,100	590,710
Siam City Cement PCL (Foreign)	156,413	1,034,174
Siam Commercial Bank PCL (Foreign)	1,001,366	2,314,301
Siam Makro PCL (Foreign)	112,500	268,418
Thai Oil PCL (Foreign)	196,000	241,885
*TMB Bank PCL (Foreign)	3,780,000	124,398

TOTAL THAILAND		32,436,355

TURKEY — (2.0%)
Akbank T.A.S.	1,190,899	6,432,963

115

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TURKEY — (Continued)
Aksigorta A.S.	97,752	$295,221
Anadolu Efes Biracilik ve Malt Sanayi A.S.	385,869	4,408,477
*Asya Katilim Bankasi A.S.	151,578	313,514
Aygaz A.S.	—	1
BIM BirlesikMagazalar A.S.	17,544	636,076
*Dogan Sirketler Grubu Holding A.S.	1,908,886	1,255,854
*Dogan Yayin Holding A.S.	3	2
Enka Insaat ve Sanayi A.S.	385,612	1,556,083
*Eregli Demir ve Celik Fabrikalari Turk A.S.	874,563	2,374,127
Ford Otomotiv Sanayi A.S.	114,792	721,907
*Koc Holding A.S. Series B	1,063,963	2,710,397
*TAV Havalimanlari Holding A.S.	48,000	131,261
Tofas Turk Otomobil Fabrikasi A.S.	1	2
Tupras-Turkiye Petrol Rafinerileri A.S.	216,078	3,711,354
*Turk Ekonomi Bankasi A.S.	—	—
*Turk Hava Yollari A.S.	131,400	366,838
*Turk Sise ve Cam Fabrikalari A.S.	531,423	557,699
Turkcell Iletisim Hizmetleri A.S.	240,093	1,588,542
Turkiye Garanti Bankasi A.S.	2,842,585	10,322,968
Turkiye Halk Bankasi A.S.	139,950	837,551
Turkiye Is Bankasi A.S.	1,429,127	5,412,568
*Turkiye Vakiflar Bankasi T.A.O.	385,861	935,743
*Yapi ve Kredi Bankasi A.S.	1,249,137	2,568,272

TOTAL TURKEY		47,137,420

TOTAL COMMON STOCKS		1,933,558,736

PREFERRED STOCKS — (7.1%)
BRAZIL — (7.1%)
*Aracruz Celulose SA Series B	102,635	191,683
Banco Bradesco SA	1,309,200	25,610,259
Brasil Telecom Participacoes SA	222,326	2,246,482
Brasil Telecom Participacoes SA ADR	9,465	476,373
Brasil Telecom SA	234,762	2,000,328
*Braskem SA Preferred A Sponsored ADR	39,323	515,918
#Cia Vale do Rio Doce	302,400	6,985,440
#Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	81,000	4,899,690
Companhia de Bebidas das Americas	83	7,536
#Companhia de Bebidas das Americas Preferred ADR	151,600	13,656,128
Companhia Energetica de Minas Gerais SA	409,748	6,431,380
#Companhia Energetica de Minas Gerais SA Sponsored ADR	25,925	409,356
Empresa Nasional de Comercio Redito e Participacoes SA	480	4,223
Gerdau SA	756,268	11,398,113
Itau Unibanco Holding SA	1,765,755	33,589,042
Net Servicos de Comunicacao SA Preferred ADR	197,391	2,425,935
Tele Norte Leste Participacoes SA	180,034	3,423,671
#Tele Norte Leste Participacoes SA ADR	127,600	2,432,056
Telecomunicacoes de Sao Paulo SA	96,700	2,397,189
Telemar Norte Leste SA	37,912	1,193,143
Ultrapar Participacoes SA Sponsored ADR	113,254	4,992,236
Usinas Siderurgicas de Minas Gerais SA Series A	193,962	5,064,857
Vale SA Series A	1,412,691	31,796,775
Vale SA Series B	81,160	—
Vivo Participacoes SA	134,958	3,285,081
*Votorantim Celulose e Papel SA Sponsored ADR	18,181	249,805

TOTAL BRAZIL		165,682,699

TOTAL PREFERRED STOCKS		165,682,699

116

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
RIGHTS/WARRANTS — (0.0%)
SOUTH AFRICA — (0.0%)
*Super Group, Ltd. Rights 11/20/09	2,106,088	40,450

TAIWAN — (0.0%)
*Shin Kong Financial Holding Co., Ltd. Rights 12/07/09	92,039	8,490

TOTAL RIGHTS/WARRANTS		48,940

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $310,000 FNMA 6.50%, 06/25/39, valued at $326,275) to be repurchased at $317,005	$317	317,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund LP	226,669,881	226,669,881
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $6,420,547) to be repurchased at $6,294,691	$6,295	6,294,654

TOTAL SECURITIES LENDING COLLATERAL		232,964,535

TOTAL INVESTMENTS — (100.0%) (Cost $1,297,590,646)		$2,332,571,910

See accompanying Notes to Financial Statements.

117

THE EMERGING MARKETS SMALL CAP SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (87.8%)
ARGENTINA — (0.0%)
Ferrum SA de Ceramica y Metalurgica Series B	1	$—

BRAZIL — (7.3%)
Acos Villares SA	719,000	355,092
*Acucar Guarani SA	18,000	46,901
AES Tiete SA (2440693)	53,900	574,921
AES Tiete SA (2441038)	97,828	1,102,342
All America Latina Logistica SA	253,700	1,862,137
American Banknote SA	66,200	660,271
*Anhanguera Educacional Participacoes SA	126,200	1,744,420
B2W Cia Global Do Varejo	123,200	3,570,954
Banco ABC Brasil SA	23,000	129,780
Banco Alfa de Investimento SA	700	3,250
*Banco Cruzeiro do Sul SA	19,400	112,550
Banco Daycoval SA	10,300	53,500
Banco Industrial e Comercial SA	60,300	378,929
Banco Panamericano SA	63,700	238,658
Banco Pine SA	62,500	366,499
Banco Sofisa SA	92,600	291,215
Bematech SA	68,200	321,333
*Bombril SA	17,600	67,439
*BR Malls Participacoes SA	120,800	1,295,363
*BRF - Brasil Foods SA	20,654	497,931
*BRF - Brasil Foods SA ADR	112,544	5,443,753
Brookfield Incorporacoes SA	98,100	371,996
Camargo Correa Desenvolvimento Imobiliario SA	13,100	41,272
Cia de Gas de Sao Paulo	24,800	464,578
Cia de Saneamento de Minas Gerais-Copasa	75,300	1,325,102
Cia de Saneamento do Parana	176,900	231,970
Cia Energetica de Sao Paulo	156,900	1,825,869
Cia Hering SA	27,900	327,844
#Companhia de Saneamento Basico do Estado de Sao Paulo ADR	33,100	1,275,012
*Cosan SA Industria e Comercio	169,700	1,796,608
Cremer SA	12,000	95,368
Cyrela Brazil Realty SA	326,200	4,138,607
*Diagnosticos Da America SA	126,800	3,127,532
*Duratex SA	624,462	4,324,725
*Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	124,900	2,356,055
*Energias do Brazil SA	52,102	835,832
*Equatorial Energia SA	19,300	183,074
Eternit SA	148,770	650,278
Even Construtora e Incorporadora SA	12,500	43,852
*Ferbasa-Ferro Ligas da Bahia SA	92,500	612,781
*Fertilizantes Fosfatados SA	123,100	1,187,954
Gafisa SA	150,800	2,234,264
*Global Village Telecom Holding SA	178,300	5,116,408
Globex Utilidades SA	58,737	268,411
Grendene SA	164,100	734,985
Guararapes Confeccoes SA	3,800	91,031
*IdeiasNet SA	234,800	699,762
Iguatemi Empresa de Shopping Centers SA	44,200	653,616
Industrias Romi SA	77,500	547,726
JBS SA	96,900	534,666
JHSF Participacoes SA	39,700	79,779
*Klabin Segall SA	38,000	102,464
Light SA	199,200	2,744,428
Localiza Rent a Car SA	219,700	2,301,013
Lojas Americanas SA	8,000	42,461
Lojas Renner SA	273,700	4,847,548

118

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
BRAZIL — (Continued)
*LPS Brasila Consultoria de Imoveis SA	15,200	$159,282
*Lupatech SA	34,700	526,725
M Dias Branco SA	44,100	950,794
*M&G Poliester SA	640,780	50,925
*Magnesita Refratarios SA (B23VRX5)	441,455	3,232,726
*Magnesita Refratarios SA (B46JS37)	97,149	722,441
Mangels Industrial SA	14,600	92,825
*Marisa SA	11,600	57,223
*Medial Saude SA	48,250	394,414
*Mmx Mineracao e Metalicos SA	120,800	790,658
MPX Energia SA	46,000	621,219
Multiplan Empreendimentos Imobiliarios SA	2,500	37,849
Natura Cosmeticos SA	120,300	2,162,067
Obrascon Huarte Lain Brasil SA	6,200	98,547
OdontoPrev SA	47,400	1,349,404
Parana Banco SA	24,700	131,801
*Paranapanema SA	85,998	329,034
PDG Realty SA Empreendimentos e Participacoes	353,800	2,952,350
*Plascar Participacoes Industriais SA	99,700	118,286
Porto Seguro SA	261,800	2,762,751
*Positivo Informatica SA	33,300	379,011
Rodobens Negocios Imobiliarios SA	2,500	26,098
Rossi Residencial SA	148,600	981,050
Sao Carlos Empreendimentos e Participacoes SA	51,500	482,374
*Sao Martinho SA	64,100	629,502
Sao Paulo Alpargatas SA	5,100	221,185
*SLC Agricola SA	12,100	87,920
Sul America SA	29,700	697,990
*Tam SA	135,800	1,918,745
*Terna Participacoes SA	3,800	79,167
Totvs SA	49,764	2,711,652
Universo Online SA	72,700	427,137
*Votorantim Celulose e Papel SA	8,487	116,252

TOTAL BRAZIL		91,631,513

CHILE — (2.1%)
*AFP Cuprum SA	1,398	49,764
Aguas Andinas SA Series A	703,732	291,592
*Almendral SA	1,445,104	139,489
Banmedica SA	1,312,094	1,386,354
Cementos Bio-Bio SA	452,622	954,773
Cintac SA	324,650	141,245
Compania de Consumidores de Gas Santiago SA	76,171	341,439
Compania General de Electricidad SA	45,665	287,691
*Compania SudAmericana de Vapores SA	1,981,730	1,626,777
CorpBanca SA	327,140,907	2,218,113
#CorpBanca SA ADR	31,658	1,051,046
Cristalerias de Chile SA	159,630	1,809,912
Embotelladora Andina SA Series B	404,281	1,240,369
Embotelladora Andina SA Series B ADR	900	16,425
*Empresa Electrica del Norte Grande SA	293,151	475,314
*Empresa Electrica Pilmaiquen SA	10,752	47,184
*Empresas Iansa SA	4,176,187	302,822
*Empresas La Polar SA	467,179	2,373,686
Farmacias Ahumada SA	242,158	519,936
*Forus SA	24,439	28,538
*Grupo Security SA	92,721	25,566
Industrias Forestales SA	20,000	4,709
*Inversiones Aguas Metropolitanas SA	1,490,266	1,760,981
Madeco SA	31,606,701	2,053,736
Masisa SA	8,936,076	1,325,559

119

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHILE — (Continued)
*Multiexport Foods SA	1,414,508	$266,411
Parque Arauco SA	1,055,338	1,093,401
*Ripley Corp. SA	1,192,149	904,210
*Socovesa SA	806,419	296,049
Soquimic Comercial SA	562,478	238,361
Vina Concha Y Toro SA	1,152,066	2,471,208
Vina Concha Y Toro SA Sponsored ADR	200	8,520
Vina San Pedro Tarapaca SA	40,113,498	298,424

TOTAL CHILE		26,049,604

CHINA — (11.8%)
Agile Property Holdings, Ltd.	1,094,000	1,397,482
Ajisen China Holdings, Ltd.	480,000	404,519
Anhui Expressway Co., Ltd.	834,000	521,701
Anta Sports Products, Ltd.	174,000	209,142
*AviChina Industry and Technology Co., Ltd.	104,000	33,532
Baoye Group Co., Ltd.	2,298,000	1,768,251
*Beijing Capital International Airport Co., Ltd.	200,000	134,498
#Beijing Capital Land, Ltd.	5,436,000	2,279,486
#Beijing North Star Co., Ltd.	536,000	197,890
Bosideng International Holdings, Ltd.	814,000	144,348
#*Brilliance China Automotive Holdings, Ltd.	18,522,000	3,404,681
#*Byd Co., Ltd.	482,000	4,418,950
*Central China Real Estate, Ltd.	32,000	8,686
Chaoda Modern Agriculture (Holdings), Ltd.	184,000	142,167
*China Aerospace International Holdings, Ltd.	13,201,500	2,343,310
China Agri-Industries Holdings, Ltd.	712,000	682,025
China BlueChemical, Ltd.	432,000	229,295
*China Chengtong Development Group, Ltd.	74,000	5,874
*China Communications Services Corp., Ltd.	608,000	316,060
#*China Eastern Airlines Corp., Ltd.	1,222,000	338,440
#China Everbright International, Ltd.	5,281,800	2,411,605
China Everbright, Ltd.	166,000	392,165
#China Gas Holdings, Ltd.	5,115,500	2,043,620
China Green (Holdings), Ltd.	129,000	113,168
China High Speed Transmission Equipment Group Co., Ltd.	347,000	695,905
China Huiyuan Juice Group, Ltd.	34,000	22,030
*China Mengniu Dairy Co., Ltd.	77,000	215,255
#*China Mining Resources Group, Ltd.	28,069,900	1,020,366
#*China National Materials Co., Ltd.	320,000	253,591
*China Oil & Gas Group, Ltd.	40,000	4,057
China Pharmaceutical Group, Ltd.	182,000	102,171
*China Power International Development, Ltd.	5,805,200	1,606,020
*China Power New Energy Development Co., Ltd.	1,080,000	69,663
China Resources Gas Group, Ltd.	22,000	21,290
#China Shineway Pharmaceutical Group, Ltd.	460,200	647,581
China Starch Holdings, Ltd.	75,000	7,267
#China State Construction International Holdings, Ltd.	3,580,800	1,438,995
China Travel International Investment Hong Kong, Ltd.	21,347,000	4,357,667
China Yurun Food Group, Ltd.	2,622,000	5,375,559
Chongqing Iron and Steel Co., Ltd.	3,824,000	1,402,536
*CITIC 21CN Co., Ltd.	4,363,200	131,428
*CITIC Resources Holdings, Ltd.	8,560,600	2,395,140
CNPC Hong Kong, Ltd.	120,000	125,463
#COSCO International Holdings, Ltd.	5,483,000	2,312,644
COSCO Pacific, Ltd.	566,000	783,284
Coslight Technology International Group, Ltd.	6,000	11,968
Dachan Food Asia, Ltd.	101,000	18,222
Denway Motors, Ltd.	2,024,000	968,826
Digital China Holdings, Ltd.	443,800	454,589
#Dongfang Electric Co., Ltd.	63,000	312,960

120

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
Dynasty Fine Wines Group, Ltd.	38,000	$9,835
*Enerchina Holdings, Ltd.	10,646,167	164,946
First Tractor Co., Ltd.	303,176	123,971
Fosun International, Ltd.	359,500	243,958
*Founder Holdings, Ltd.	3,356,900	159,191
Franshion Properties China, Ltd.	378,000	105,215
#*FU JI Food & Catering Services	1,857,800	1,821,796
*Fushan International Energy Group, Ltd.	802,000	615,634
*GCL Poly Energy Holdings, Ltd.	455,000	114,239
*Genesis Energy Holdings, Ltd.	80,000	2,279
Global Bio-Chem Technology Group Co., Ltd.	308,000	75,360
Golden Eagle Retail Group, Ltd.	236,000	405,901
Great Wall Motor Co., Ltd.	698,500	784,522
Great Wall Technology Co., Ltd.	1,708,000	537,054
Greentown China Holdings, Ltd.	12,000	17,351
Guangdong Investment, Ltd.	5,402,000	2,850,611
Guangzhou Investment Co., Ltd.	92,000	24,538
Guangzhou Pharmaceutical Co., Ltd.	46,000	22,075
#Guangzhou Shipyard International Co., Ltd.	280,000	516,192
#GZI Transport, Ltd.	2,027,300	861,734
*Haier Electronics Group Co., Ltd.	2,000	735
Hengdeli Holdings, Ltd.	1,422,000	463,013
*Hidili Industry International Development, Ltd.	309,000	316,988
#HKC (Holdings), Ltd.	19,536,227	1,532,792
*Honghua Group, Ltd.	163,000	33,730
Hopson Development Holdings, Ltd.	3,914,000	6,810,095
*Hua Han Bio-Pharmaceutical Holdings, Ltd.	148,000	26,255
Huabao International Holdings, Ltd.	468,000	444,599
#*Hunan Non-Ferrous Metal Corp., Ltd.	14,290,000	4,362,982
*Inspur International, Ltd.	30,000	4,255
Ju Teng International Holdings, Ltd.	92,000	72,851
*Kai Yuan Holdings, Ltd.	900,000	36,768
Kingboard Chemical Holdings, Ltd.	58,500	235,457
Kingboard Laminates Holdings, Ltd.	55,500	38,603
Kingdee International Software Group Co., Ltd.	1,620,000	349,718
#Kingsoft Corp., Ltd.	179,000	166,595
#*Kingway Brewery Holdings, Ltd.	7,535,800	1,255,505
KWG Property Holding, Ltd.	969,500	694,250
*Lai Fung Holdings, Ltd.	67,000	2,227
#Li Ning Co., Ltd.	279,000	758,720
Lianhua Supermarket Holdings Co., Ltd.	326,000	699,973
#*Lingbao Gold Co., Ltd.	2,356,000	859,648
*Little Sheep Group, Ltd.	6,000	3,438
#Lonking Holdings, Ltd.	3,324,000	1,914,606
*Mingyuan Medicare Development Co., Ltd.	30,000	3,741
*Minmetals Resources, Ltd.	7,190,000	1,904,033
*Nanjing Panda Electronics Co., Ltd.	284,000	75,009
*Neo-China Land Group (Holdings), Ltd.	1,594,025	1,046,887
#*New World China Land, Ltd.	122,000	48,627
New World Department Store China, Ltd.	170,000	151,282
*Oriental Ginza Holdings, Ltd.	94,000	34,112
Poly Hong Kong Investment, Ltd.	394,000	450,823
Qunxing Paper Holdings Co., Ltd.	158,000	63,564
#*Semiconductor Manufacturing International Corp.	167,851,000	8,306,535
Shandong Molong Petroleum Machinery Co., Ltd.	164,000	22,837
Shanghai Industrial Holdings, Ltd.	114,000	535,543
Shanghai Prime Machinery Co., Ltd.	6,050,000	1,084,359
Shenji Kunming Machine Tool Co., Ltd.	95,000	80,380
Shenzhen Expressway Co., Ltd.	2,290,000	1,093,321
Shenzhen International Holdings, Ltd.	71,794,300	5,020,114
Shenzhen Investment, Ltd.	14,500,000	5,729,496

121

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
Shimao Property Holdings, Ltd.	508,500	$945,862
Shougang Concord International Enterprises Co., Ltd.	11,314,100	1,948,111
Shui On Land, Ltd.	406,000	246,092
Sichuan Expressway Co., Ltd.	1,552,000	670,715
SinoCom Software Group, Ltd.	2,024,200	225,220
Sinofert Holdings, Ltd.	10,000	4,936
#Sinolink Worldwide Holdings, Ltd.	16,073,300	3,083,348
Sino-Ocean Land Holdings, Ltd.	110,794	107,607
Sinopec Kantons Holdings, Ltd.	8,000	2,858
*Sinopec Yizheng Chemical Fibre Co., Ltd.	418,000	103,948
*Sinotruk Hong Kong, Ltd.	227,000	269,915
#Skyworth Digital Holdings, Ltd.	14,661,400	8,252,870
*Soho China, Ltd.	292,500	157,180
*Solargiga Energy Holdings, Ltd.	9,000	2,083
#*SRE Group, Ltd.	13,466,053	1,534,204
*Stone Group Holdings, Ltd.	13,122,000	804,231
*TCL Communication Technology Holdings, Ltd.	2,698,799	425,206
*TCL Multimedia Technology Holdings, Ltd.	3,583,510	2,806,647
Tian An China Investments Co., Ltd.	17,000	10,394
*Tiangong International Co., Ltd.	42,000	14,692
#Tianjin Capital Environmental Protection Group Co., Ltd.	1,542,000	433,141
#Tianjin Development Holdings, Ltd.	1,515,800	936,080
#Towngas China Co., Ltd.	2,893,000	1,156,339
TPV Technology, Ltd.	14,518,000	9,396,713
Travelsky Technology, Ltd.	17,000	14,508
*Uni-President China Holdings, Ltd.	214,000	131,753
Vinda International Holdings, Ltd.	140,000	89,920
*Wasion Group Holdings, Ltd.	114,000	94,802
Weichai Power Co., Ltd.	51,600	333,894
Weiqiao Textile Co., Ltd.	3,389,000	2,364,590
*Welling Holdings, Ltd.	540,000	24,805
Wuyi International Pharmaceutical Co., Ltd.	22,500	2,188
#Xiamen International Port Co., Ltd.	7,668,000	1,424,220
Xinao Gas Holdings, Ltd.	2,178,000	4,667,339
#Xinjiang Xinxin Mining Industry Co., Ltd.	241,000	127,964
#*Xiwang Sugar Holdings Co., Ltd.	2,898,178	678,023
*Zhaojin Mining Industry Co., Ltd.	185,000	323,893
*Zhejiang Glass Co., Ltd.	445,000	117,036
Zhong An Real Estate, Ltd.	69,000	26,175
*Zhuzhou CSR Times Electric Co., Ltd.	71,000	128,671

TOTAL CHINA		148,974,413

HUNGARY — (0.3%)
*Danubius Hotel & Spa NYRT	47,091	867,781
Egis Gyogyszergyar NYRT	2,076	218,854
*FHB Mortgage Bank NYRT	59,489	390,648
*Fotex Holding SE Co., Ltd.	119,895	266,859
*Pannonplast NYRT	194,795	804,111
*RABA Automotive Holding NYRT	300,981	1,111,474
Zwack Unicum NYRT	1,100	87,543

TOTAL HUNGARY		3,747,270

INDIA — (11.2%)
*3M India, Ltd.	4,899	173,325
Aban Offshore, Ltd.	7,350	196,609
*Abhishek Industries, Ltd.	172,482	52,798
Aditya Birla Nuvo, Ltd.	25,024	415,758
Ador Welding, Ltd.	8,088	23,712
Agro Tech Foods, Ltd.	39,674	204,858
*AIA Engineering, Ltd.	17,307	114,545
Ajmera Realty & Infra India, Ltd.	33,510	162,500

122

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Alembic, Ltd.	329,290	$311,291
Allahabad Bank, Ltd.	59,190	148,791
Alok Industries, Ltd.	969,073	391,928
Alstom Projects India, Ltd.	14,515	161,091
Andhra Bank	81,607	193,067
Ansal Properties & Infrastructure, Ltd.	196,315	265,833
Apollo Hospitals Enterprise, Ltd.	124,821	1,404,957
Apollo Tyres, Ltd.	880,050	886,792
*Aptech, Ltd.	69,254	263,949
*Arvind Mills, Ltd.	279,573	199,981
*Asahi India Glass, Ltd.	307,030	431,114
*Ashapura Minechem, Ltd.	62,965	48,582
Ashok Leyland, Ltd.	473,432	450,606
*Asian Hotels, Ltd.	26,208	233,630
Aurobindo Pharma, Ltd.	108,294	1,708,848
Automotive Axles, Ltd.	19,185	113,192
Avaya GlobalConnect, Ltd.	5,050	16,826
Aventis Pharma, Ltd.	23,466	781,584
Bajaj Auto Finance, Ltd.	54,772	293,342
Bajaj Hindusthan, Ltd.	81,444	336,078
Bajaj Holdings & Investment, Ltd.	22,180	227,740
Balaji Telefilms, Ltd.	131,073	159,183
Ballarpur Industries, Ltd.	1,021,629	475,813
Balmer Lawrie & Co., Ltd.	23,290	234,403
Balrampur Chini Mills, Ltd.	876,659	2,745,971
Bank of Maharashtra, Ltd.	660,031	599,420
Bank of Rajasthan, Ltd.	258,218	428,381
Bannari Amman Sugars, Ltd.	15,919	401,471
Bata India, Ltd.	86,199	307,161
BEML, Ltd.	8,967	175,762
Bengal & Assam Co., Ltd.	3,943	11,754
Berger Paints India, Ltd.	577,884	683,822
Bharat Electronics, Ltd.	11,630	352,813
Bharat Forge, Ltd.	110,747	579,679
Bharati Shipyard, Ltd.	44,652	147,756
Bhushan Steel & Strips, Ltd.	82,431	2,003,326
Biocon, Ltd.	56,399	293,136
Birla Corp., Ltd.	124,628	784,902
Blue Dart Express, Ltd.	16,011	181,441
Blue Star, Ltd.	130,203	906,569
Bombay Burmah Trading Co.	10,000	61,979
Bombay Dyeing & Manufacturing Co., Ltd.	56,142	452,460
Bombay Rayon Fashions, Ltd.	37,443	147,403
Britannia Industries, Ltd.	30,375	1,058,672
Cadila Healthcare, Ltd.	72,934	868,388
Carborundum Universal, Ltd.	152,175	443,524
Century Enka, Ltd.	7,619	29,932
CESC, Ltd.	164,998	1,290,596
Chambal Fertilizers & Chemicals, Ltd.	637,986	634,641
*Chemplast Sanmar, Ltd.	79,745	15,053
*Chennai Petroleum Corp., Ltd.	231,113	1,032,096
*Cholamandalam DBS Finance, Ltd.	38,368	44,156
City Union Bank, Ltd.	504,250	286,310
Clariant Chemicals (India), Ltd.	25,417	199,807
CMC, Ltd.	29,521	773,030
Coromandel International, Ltd.	236,478	1,061,324
Corporation Bank	47,850	428,867
Cranes Software International, Ltd.	182,944	148,767
Crisil, Ltd.	10,145	896,363
Crompton Greaves, Ltd.	51,564	414,070
Cummins India, Ltd.	53,126	419,854

123

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Dalmia Cement (Bharat), Ltd.	60,289	$182,924
DCM Shriram Consolidated, Ltd.	258,455	278,190
Deepak Fertilizers & Petrochemicals Corp., Ltd.	172,498	317,943
*Dishman Pharmaceuticals & Chemicals, Ltd.	160,467	791,558
Divi’s Laboratories, Ltd.	23,752	266,193
E.I.D. - Parry (India), Ltd.	178,726	1,158,832
Edelweiss Capital, Ltd.	10,155	99,530
Eicher Motors, Ltd.	44,035	462,877
EIH, Ltd.	136,145	352,797
Elder Pharmaceuticals, Ltd.	45,749	258,117
Electrosteel Casings, Ltd.	384,060	328,965
Elgi Equipments, Ltd.	112,237	170,148
Esab India, Ltd.	31,753	306,216
*Escorts, Ltd.	105,268	233,906
Essel Propack, Ltd.	229,455	203,271
*Eveready Industries (India), Ltd.	149,446	183,016
Everest Kanto Cylinder, Ltd.	35,000	102,001
Exide Industries, Ltd.	1,026,382	2,124,544
FAG Bearings (India), Ltd.	26,817	273,228
FDC, Ltd.	423,054	508,498
Federal Bank, Ltd.	279,298	1,405,168
Financial Technologies (India), Ltd.	29,448	729,663
Finolex Cables, Ltd.	253,437	273,123
Finolex Industries, Ltd.	229,394	230,970
*Fortis Healthcare, Ltd.	42,000	89,934
*Gammon India, Ltd.	141,799	683,252
Geodesic, Ltd.	144,811	340,790
*GHCL, Ltd.	159,986	129,412
Gillette India, Ltd.	8,591	219,305
GlaxoSmithKline Consumer Healthcare, Ltd.	56,286	1,440,876
Glenmark Pharmaceuticals, Ltd.	89,614	423,043
Godfrey Phillips India, Ltd.	2,778	102,472
Godrej Consumer Products, Ltd.	295,660	1,692,906
Godrej Industries, Ltd.	146,574	549,436
*Goetze (India), Ltd.	60,504	149,307
Graphite India, Ltd.	221,802	293,908
Great Eastern Shipping Co., Ltd.	78,007	393,378
Great Offshore, Ltd.	42,090	457,400
Greaves Cotton, Ltd.	123,608	530,014
*GTL Infrastructure, Ltd.	516,486	328,671
GTL, Ltd.	172,195	1,214,466
Gujarat Alkalies & Chemicals, Ltd.	135,835	327,740
Gujarat Ambuja Exports, Ltd.	180,510	80,125
Gujarat Fluorochemicals, Ltd.	164,960	480,415
Gujarat Gas Co., Ltd.	171,320	739,096
Gujarat Narmada Valley Fertilizers Co., Ltd.	246,752	482,056
Gujarat State Fertilizers & Chemicals, Ltd.	129,079	483,983
*Gujarat State Petronet, Ltd.	118,083	201,358
*GVK Power & Infrastructure, Ltd.	738,454	687,072
H.E.G., Ltd.	76,619	414,116
HCL Infosystems, Ltd.	280,963	909,040
*HeidelbergCement India, Ltd.	274,729	207,095
Hexaware Technologies, Ltd.	166,745	268,979
*Hikal, Ltd.	17,498	126,222
*Himachal Futuristic Communications, Ltd.	705,174	153,670
Hinduja Global Solutions, Ltd.	36,075	396,829
Hinduja Ventures, Ltd.	36,075	230,180
Hindustan Construction Co., Ltd.	512,201	1,348,506
*Hindustan Oil Exploration Co., Ltd.	68,772	417,449
*Honeywell Automation India, Ltd.	6,781	274,286
Hotel Leelaventure, Ltd.	580,370	416,320

124

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
*Housing Development & Infrastructure, Ltd.	76,514	$507,037
HSIL, Ltd.	69,904	77,717
ICI India, Ltd.	50,985	620,805
ICSA (India), Ltd.	8,443	31,881
IDBI Bank, Ltd.	60,365	144,689
India Cements, Ltd.	148,839	345,518
India Infoline, Ltd.	94,224	254,038
Indiabulls Financial Services, Ltd.	226,804	795,059
*Indiabulls Real Estate, Ltd.	187,970	982,105
*Indian Bank	21,517	70,638
Indian Hotels Co., Ltd.	640,595	995,161
Indian Overseas Bank	196,756	419,088
*Indo Rama Synthetics (India), Ltd.	136,867	89,594
Indoco Remedies, Ltd.	12,300	65,156
IndusInd Bank, Ltd.	447,357	1,096,325
INEIS ABS India, Ltd.	23,441	81,052
*Infomedia 18, Ltd.	23,790	36,533
*Infotech Enterprises, Ltd.	87,418	439,089
ING Vysya Bank, Ltd.	19,494	116,454
Ipca Laboratories, Ltd.	50,588	969,126
IRB Infrastructure Developers, Ltd.	215,222	1,048,232
IVRCL Infrastructures & Projects, Ltd.	246,781	1,797,386
J.B. Chemicals & Pharmaceuticals, Ltd.	136,681	136,812
Jain Irrigation Systems, Ltd.	111,368	1,804,171
Jaiprakash Hydro Power, Ltd.	236,636	313,466
Jammu & Kashmir Bank, Ltd.	74,481	884,887
JBF Industries, Ltd.	99,101	181,756
*Jet Airways (India), Ltd.	15,491	123,051
*Jindal Drilling & Industries, Ltd.	6,563	72,937
Jindal Poly Films, Ltd.	29,404	182,437
Jindal Saw, Ltd.	73,518	1,073,856
*JSL, Ltd.	232,194	483,601
Jubilant Organosys, Ltd.	91,504	451,806
Jyoti Structures, Ltd.	116,466	326,367
K.S.B. Pumps, Ltd.	15,895	125,805
Karnataka Bank, Ltd.	198,190	544,130
Karur Vysya Bank, Ltd.	103,349	851,220
KEC International, Ltd.	50,258	580,272
Kesoram Industries, Ltd.	83,108	593,456
Kirloskar Oil Engines, Ltd.	374,592	995,611
Koutons Retail India, Ltd.	6,600	48,118
KPIT Cummins Infosystems, Ltd.	107,009	178,610
KS Oils, Ltd.	254,017	341,503
Lakshmi Machine Works, Ltd.	5,560	158,196
*Lanco Infratech, Ltd.	14,251	146,009
LIC Housing Finance, Ltd.	148,431	2,320,561
Lupin, Ltd.	40,135	1,039,997
*Madras Cements, Ltd.	51,240	115,947
Mahanagar Telephone Nigam, Ltd.	290,051	421,081
Maharashtra Scooters, Ltd.	4,550	17,008
Maharashtra Seamless, Ltd.	99,628	688,268
Mahindra Lifespace Developers, Ltd.	56,900	385,037
Mangalam Cement, Ltd.	18,450	46,859
Marico, Ltd.	901,020	1,854,571
Mastek, Ltd.	59,764	369,646
*MAX India, Ltd.	261,485	978,792
McLeod Russel India, Ltd.	4,391	18,973
*Megasoft, Ltd.	21,301	9,993
Mercator Lines, Ltd.	350,017	352,992
Merck, Ltd.	20,256	223,546
Micro Inks, Ltd.	11,233	94,140

125

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Monnet Ispat, Ltd.	67,091	$526,763
Monsanto India, Ltd.	11,378	363,094
Moser Baer (India), Ltd.	372,370	590,702
Motherson Sumi Systems, Ltd.	666,405	1,573,234
MphasiS, Ltd.	214,746	3,056,632
MPS, Ltd.	479	579
MRF, Ltd.	7,798	869,325
Mukta Arts, Ltd.	672	669
Nagarjuna Construction Co., Ltd.	309,858	957,991
*Nagarjuna Fertilizers & Chemicals, Ltd.	836,022	480,177
Nahar Capital & Financial Services, Ltd.	31,896	32,759
Nahar Poly Films, Ltd.	45,938	20,826
Nahar Spinning Mills, Ltd.	67,990	82,026
Navneet Publications (India), Ltd.	169,970	138,775
NIIT Technologies, Ltd.	114,330	326,799
NIIT, Ltd.	340,635	427,612
Nirma, Ltd.	28,800	106,901
NOCIL, Ltd.	201,948	96,679
Nucleus Software Exports, Ltd.	42,062	93,612
OCL India, Ltd.	56,194	129,438
*Octav Investments, Ltd.	4,020	1,533
Omax Autos, Ltd.	17,939	18,429
*OnMobile Global, Ltd.	15,514	118,730
Opto Circuits India, Ltd.	347,144	1,451,657
Orchid Chemicals & Pharmaceuticals, Ltd.	113,459	366,330
Orient Paper & Industries, Ltd.	296,620	269,434
Oriental Bank of Commerce	38,349	193,903
*Panacea Biotec, Ltd.	119,514	374,698
Pantaloon Retail India, Ltd.	2,575	16,961
*Pantaloon Retail India, Ltd. Class B	257	1,258
*Parsvnath Developers, Ltd.	20,034	44,175
Patel Engineering, Ltd.	97,383	926,742
Patni Computer Systems, Ltd.	38,820	363,416
Petronet LNG, Ltd.	641,661	873,880
Pidilite Industries, Ltd.	481,710	1,668,707
Piramal Healthcare, Ltd.	66,807	539,530
Polaris Software Lab, Ltd.	157,531	518,667
Praj Industries, Ltd.	268,545	472,278
*Prakash Industries, Ltd.	35,972	101,769
*Pricol, Ltd.	86,536	23,939
Prism Cements, Ltd.	596,393	502,102
PSL, Ltd.	63,467	186,472
PTC India, Ltd.	323,705	691,070
Punj Lloyd, Ltd.	191,267	812,046
*PVP Ventures, Ltd.	43,697	36,926
Radico Khaitan, Ltd.	156,080	373,712
Rain Commodities, Ltd.	76,883	241,552
Rallis India, Ltd.	19,769	373,845
*Rama Newsprint & Papers, Ltd.	69,017	23,358
*Raymond, Ltd.	98,113	376,088
Redington India, Ltd.	5,023	29,795
REI Agro, Ltd.	613,300	579,003
Rei Six Ten Retail, Ltd.	229,985	713,356
Reliance Industrial Infrastructure, Ltd.	24,104	434,117
*Reliance Media World, Ltd.	66,472	14,295
*Reliance MediaWorks, Ltd.	66,472	352,023
Rico Auto Industries, Ltd.	136,391	65,163
Rolta India, Ltd.	266,216	967,020
Ruchi Soya Industries, Ltd.	371,710	620,762
*SEAMEC, Ltd.	58,658	250,545
Shree Cement, Ltd.	9,242	301,302

126

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
*Shree Precoated Steels, Ltd.	78,190	$32,381
*Shree Renuka Sugars, Ltd.	73,786	288,874
Shriram Transport Finance Co., Ltd.	301,310	2,499,367
*Sicagen India, Ltd.	41,648	10,487
*Sical Logistics, Ltd.	4,846	6,229
SKF India, Ltd.	95,810	545,987
Solectron Centum Electronics, Ltd.	9,432	11,341
Solectron EMS India, Ltd.	9,432	8,343
*Sona Koyo Steering Systems, Ltd.	233,120	76,744
Sonata Software, Ltd.	155,438	109,985
South India Bank, Ltd.	163,780	455,109
SREI Infrastructure Finance, Ltd.	165,360	248,069
SRF, Ltd.	101,277	394,243
Sterling Biotech, Ltd.	469,728	897,348
Sterlite Technologies, Ltd.	95,694	561,480
*Strides Arcolab, Ltd.	64,472	213,270
*Sun Pharma Advanced Research Co., Ltd.	147,386	250,851
Sun TV Network, Ltd.	29,505	195,209
Sundaram-Clayton, Ltd.	7,780	17,197
Sundram Fastners, Ltd.	465,052	460,333
Supreme Industries, Ltd.	22,265	145,115
Supreme Petrochem, Ltd.	144,830	77,098
Swaraj Engines, Ltd.	3,100	19,756
Syndicate Bank	375,000	683,920
Taj GVK Hotels and Resorts, Ltd.	83,666	208,836
Tata Chemicals, Ltd.	40,145	222,124
Tata Elxsi, Ltd.	51,574	168,723
Tata Investment Corp., Ltd.	50,540	466,532
*Tata Metaliks, Ltd.	10,815	21,926
Tata Tea, Ltd.	29,537	536,302
*Tata Teleservices Maharashtra, Ltd.	893,799	499,081
*Tech Mahindra, Ltd.	20,882	408,454
*Teledata Marine Solutions	152,395	111,137
*Teledata Technology Solutions, Ltd.	152,395	17,944
Texmaco, Ltd.	215,690	577,337
Thermax, Ltd.	35,410	392,871
Thomas Cook (India), Ltd.	134,500	152,860
Titan Industries, Ltd.	14,800	390,558
Torrent Pharmaceuticals, Ltd.	194,766	1,346,405
Torrent Power, Ltd.	20,643	122,691
Trent, Ltd.	18,895	267,447
Triveni Engineering & Industries, Ltd.	29,067	62,531
Tube Investments of India, Ltd.	338,984	425,040
Tulip Telecom, Ltd.	12,538	243,990
TVS Motor Co., Ltd.	92,814	105,557
UCO Bank	483,746	512,724
Unichem Laboratories, Ltd.	52,347	281,702
United Phosphorus, Ltd.	323,860	982,160
Usha Martin, Ltd.	433,015	574,271
*Uttam Galva Steels, Ltd.	127,929	313,167
Vardhman Textiles, Ltd.	76,291	244,576
Varun Shipping Co., Ltd.	261,746	294,602
Vesuvius India, Ltd.	1,802	6,140
Videocon Industries, Ltd.	76,102	355,197
Vijaya Bank, Ltd.	191,841	176,660
WABCO-TVS (India), Ltd.	3,890	35,795
*Welspun Global Brands, Ltd.	9,265	4,143
*Welspun India, Ltd.	92,659	162,406
*Welspun Investments, Ltd.	4,632	2,071
Welspun-Gujarat Stahl Rohren, Ltd.	292,491	1,569,958
*Wockhardt, Ltd.	52,983	190,073

127

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Wyeth, Ltd.	40,457	$593,012
*Yes Bank, Ltd.	160,036	791,437
Zee Entertainment Enterprises, Ltd.	92,576	449,014
Zensar Technologies, Ltd.	41,117	204,382
Zuari Industries, Ltd.	55,762	473,386
Zydus Wellness, Ltd.	17,414	62,714

TOTAL INDIA		141,238,191

INDONESIA — (2.9%)
PT Aneka Tambang Tbk	6,700,500	1,557,146
PT Asahimas Flat Glass Tbk	983,000	184,301
*PT Bakrie & Brothers Tbk	78,238,500	794,393
*PT Bakrieland Development Tbk	32,742,250	919,422
*PT Bank Bukopin Tbk	1,422,000	56,348
*PT Bank Pan Indonesia Tbk	26,324,875	2,113,491
PT Berlian Laju Tanker Tbk	12,848,933	938,900
PT Bhakti Investama Tbk	23,571,100	468,973
*PT Bisi International Tbk	3,425,000	599,029
PT Budi Acid Jaya Tbk	5,947,000	147,733
*PT Central Proteinaprima Tbk	19,754,500	135,987
*PT Charoen Pokphand Indonesia Tbk	7,595,500	1,584,155
*PT Ciputra Development Tbk	3,913,000	252,944
*PT Ciputra Surya Tbk	1,642,000	96,174
PT Citra Marga Nusaphala Persada Tbk	6,995,000	615,730
PT Clipan Finance Indonesia Tbk	1,482,000	29,907
*PT Davomas Adabi Tbk	41,920,000	320,436
*PT Delta Dunia Petronda Tbk	12,220,000	2,313,817
*PT Dynaplast Tbk	1,038,000	86,953
*PT Energi Mega Persada Tbk	21,237,000	614,120
*PT Ever Shine Textile Tbk	4,029,640	26,583
*PT Global Mediacom Tbk	15,651,000	354,348
*PT Hanson International Tbk	5,038,000	26,377
*PT Hero Supermarket Tbk	33,000	13,822
*PT Hexindo Adiperkasa Tbk	573,500	168,783
*PT Holcim Indonesia Tbk	9,852,500	1,638,183
*PT Indah Kiat Pulp and Paper Corp. Tbk	3,884,000	718,703
*PT Indo Tambangraya Megah Tbk	136,500	318,295
PT Indofood Sukses Makmur Tbk	7,668,000	2,423,386
*PT Indo-Rama Synthetics Tbk	485,000	24,885
*PT Intiland Development Tbk	2,097,400	160,858
PT Jasa Marga Tbk	3,773,500	696,039
PT Jaya Real Property Tbk	1,967,500	145,245
PT Kalbe Farma Tbk	14,904,238	1,869,217
*PT Kawasan Industry Jababeka Tbk	107,567,500	1,303,480
*PT Keramika Indonesia Assosiasi Tbk	100,000	2,304
*PT Lippo Karawaci Tbk	35,036,250	2,369,997
*PT Matahari Putra Prima Tbk	2,543,000	234,559
PT Mayorah Indah Tbk	2,473,500	758,733
PT Medco Energi International Tbk	3,599,500	1,006,004
*PT Mitra Adiperkasa Tbk	3,015,000	162,242
*PT Mitra Rajasa Tbk	4,391,000	170,639
*PT Modern Photo Tbk	40,000	948
*PT Pakuwon Jati Tbk	409,500	21,225
*PT Panasia Indosyntec Tbk	79,000	1,944
*PT Panin Insurance Tbk	6,609,000	152,808
*PT Panin Life Tbk	23,792,000	306,693
*PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	778,000	620,326
*PT Pioneerindo Gourmet International Tbk	29,000	850
*PT Polaris Investama Tbk	2,730,500	296,823
*PT Polychem Indonesia Tbk	4,228,000	50,075
*PT Prasidha Aneka Niaga Tbk	84,000	880

128

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDONESIA — (Continued)
PT Ramayana Lestari Sentosa Tbk	14,295,000	$829,490
*PT Sampoerna Agro Tbk	864,500	204,249
PT Samudera Indonesia Tbk	223,000	94,514
PT Selamat Semp Tbk	1,920,000	138,722
PT Sinar Mas Agro Resources & Technology Tbk	1,071,460	347,302
*PT Sumalindo Lestari Jaya Tbk	250	11
PT Summarecon Agung Tbk	16,534,532	985,250
*PT Sunson Textile Manufacturer Tbk	2,325,500	60,877
*PT Surabaya Agung Industri Pulp & Kertas Tbk	64,500	878
*PT Surya Dumai Industri Tbk	3,298,500	—
*PT Suryainti Permata Tbk	7,252,000	79,087
*PT Suryamas Dutamakmur Tbk	125,000	1,257
*PT Texmaco Jaya Tbk	93,000	28,728
PT Timah Tbk	8,795,000	1,756,399
PT Trias Sentosa Tbk	38,725,600	849,135
PT Trimegah Sec Tbk	9,961,000	187,747
*PT Truba Alam Manunggal Engineering Tbk	10,474,000	136,637
PT Tunas Ridean Tbk	3,838,000	604,115
PT Ultrajaya Milk Industry & Trading Co. Tbk	390,000	24,094
PT Unggul Indah Cahaya Tbk	48,239	11,239

TOTAL INDONESIA		36,214,944

ISRAEL — (2.9%)
*Africa-Israel Investments, Ltd.	21,693	274,395
Alony Hetz Properties & Investments, Ltd.	229,187	814,050
*Alvarion, Ltd.	102,477	411,933
*Analyst IMS Investment Management Services, Ltd.	700	5,207
*AudioCodes, Ltd.	111,296	308,127
*AudioCodes, Ltd. ADR	82,926	218,925
*Azorim Investment Development & Construction Co., Ltd.	58,001	372,253
*Baran Group, Ltd.	9,500	47,591
*Beit Shemesh Engines Holdings, Ltd.	—	—
*Blue Square-Israel, Ltd.	100,987	1,022,880
*Clal Industries, Ltd.	39,800	203,043
*Clal Insurance Enterprise Holdings, Ltd.	257,136	5,443,527
*Compugen, Ltd.	11,938	31,626
Dan Vehicle & Transportation	45,809	282,141
Delek Automotive Systems, Ltd.	37,228	422,835
*Delta-Galil Industries, Ltd.	31,301	139,093
*Direct Insurance - I.D.I. Insurance Co., Ltd.	59,860	114,213
*Elbit Medical Imaging, Ltd.	37,507	928,388
Electra (Israel), Ltd.	5,396	496,740
*Electra Real Estate, Ltd.	23,202	227,261
*Feuchtwanger Investments, Ltd.	4,200	13
*First International Bank of Israel, Ltd. (6123804)	456,181	1,285,711
*First International Bank of Israel, Ltd. (6123815)	26,108	378,244
FMS Enterprises Migun, Ltd.	10,169	357,175
Formula Systems, Ltd.	18,238	195,475
*Formula Vision Technologies, Ltd.	1	—
*Frutarom Industries, Ltd.	155,741	1,260,311
*Granite Hacarmel Investments, Ltd.	19,200	40,900
*Hadera Paper, Ltd.	8,541	544,248
*Hamlet (Israel-Canada), Ltd.	6,342	40,450
*Harel Insurance Investments & Finances, Ltd.	96,806	4,582,314
*Hot Telecommunications Systems	68,469	703,779
IBI Investment House, Ltd.	6,530	62,964
Industrial Building Corp., Ltd.	276,524	484,803
*Israel Discount Bank, Ltd.	885,303	1,689,977
Israel Land Development Co., Ltd. (The)	34,759	160,383
Ituran Location & Control, Ltd.	31,200	383,251
*Jerusalem Oil Exploration, Ltd.	18,145	282,524

129

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
ISRAEL — (Continued)
*Knafaim Arkia Holdings, Ltd.	27,233	$117,808
*Leader Holding & Investments, Ltd.	74,777	30,339
*Magic Software Enterprises, Ltd.	43,946	82,829
*Menorah Mivtachim Holdings, Ltd.	29,926	343,103
Mer Industries, Ltd.	19,959	127,213
*Metalink, Ltd.	38,682	13,849
*Metis Capital, Ltd.	1,079	4,819
Middle East Tube Co., Ltd.	13,500	20,568
*Migdal Insurance & Financial Holdings, Ltd.	242,339	379,825
*Mivtach Shamir Holdings, Ltd.	16,251	487,274
*Mizrahi Tefahot Bank, Ltd.	173,961	1,413,821
*Naphtha Israel Petroleum Corp.	24,647	88,469
*Neto M.E. Holdings, Ltd.	6,938	262,221
O.R.T. Technologies, Ltd.	6,000	46,270
*OCIF Investments and Development, Ltd.	5,002	32,713
*Oil Refineries, Ltd.	1,901,697	1,044,464
*Orckit Communications, Ltd.	125,396	458,182
Ormat Industries, Ltd.	35,000	305,110
Osem Investment, Ltd.	1	8
Paz Oil Co., Ltd.	1,200	186,910
*Retalix, Ltd.	11,628	127,525
*Scailex Corp., Ltd.	60,694	1,091,416
Shikun & Binui, Ltd.	815,326	1,428,089
Spectronix, Ltd.	4,387	29,898
Strauss Group, Ltd.	34,182	443,062
*Suny Electronic, Ltd.	24,470	222,068
Super-Sol, Ltd. Series B	449,336	2,126,450
*Tower Semiconductor, Ltd.	827,655	809,711
*TTI Team Telecom International, Ltd. ADR	12,465	15,083
*Union Bank of Israel, Ltd.	210,322	960,694
*Urdan Industries, Ltd.	303,535	148,356
*VeriFone Holdings, Inc.	—	5

TOTAL ISRAEL		37,064,902

MALAYSIA — (5.3%)
*A&M Realty Berhad	130,000	26,761
Acoustech Berhad	156,200	34,839
Aeon Co. Berhad	974,200	1,457,235
Affin Holdings Berhad	286,400	170,176
*Airasia Berhad	306,700	120,593
Al-’Aqar KPJ REIT Berhad	75,371	21,652
*AMBD Berhad	716,033	101,551
Amway (Malaysia) Holdings Berhad	396,700	848,205
*Ancom Berhad	400,500	72,657
*Ann Joo Resources Berhad	981,750	745,137
*Anson Perdana Berhad	10,000	132
APM Automotive Holdings Berhad	215,100	147,306
*Asas Dunia Berhad	137,000	24,273
*Asia Pacific Land Berhad	1,888,600	157,032
Bandar Raya Developments Berhad	1,190,200	616,009
*Berjaya Assets Berhad	684,000	91,185
Berjaya Corp. Berhad	4,195,800	1,437,444
*Berjaya Land Berhad	933,500	1,136,971
Bernas Padiberas Nasional Berhad	1,175,200	700,922
Bimb Holdings Berhad	926,600	302,762
*Bintulu Port Holdings Berhad	23,400	41,945
Bolton Properties Berhad	674,600	129,938
*Boustead Heavy Industries Corp. Berhad	43,500	61,398
Boustead Holdings Berhad	706,520	703,605
Cahya Mata Sarawak Berhad	823,600	403,608
Carlsberg Brewery Malaysia Berhad	655,600	862,379

130

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
CB Industrial Product Holding Berhad	111,800	$100,895
Chemical Co. of Malaysia Berhad	472,600	359,276
Chin Teck Plantations Berhad	33,000	69,361
Cycle & Carriage Bintang Berhad	15,000	15,320
*Datuk Keramik Holdings Berhad	24,000	—
*Dialog Group Berhad	3,564,000	1,344,522
Dijaya Corp. Berhad	144,200	58,743
DNP Holdings Berhad	544,400	234,076
DRB-Hicom Berhad	2,020,500	640,038
*Dreamgate Corp. Berhad	100,000	4,906
Dutch Lady Milk Industries Berhad	125,700	425,031
*Eastern & Oriental Berhad	866,200	269,671
Eastern Pacific Industrial Corp. Berhad	218,100	96,201
ECM Libra Avenue Berhad	1,592,777	298,867
*Encorp Berhad	196,700	58,936
Eng Kah Corp. Berhad	32,000	22,519
Esso Malaysia Berhad	420,600	322,686
Faber Group Berhad	538,000	162,457
Far East Holdings Berhad	61,500	114,176
*Fountain View Development Berhad	808,200	52,104
Fraser & Neave Holdings Berhad	322,700	999,892
General Corp. Berhad	225,100	69,211
George Kent (Malaysia) Berhad	34,200	8,568
*GHL Systems Berhad	2	—
Globetronics Technology Berhad	517,560	127,151
Glomac Berhad	370,200	134,766
*Gold Is Berhad	419,400	148,244
*Golden Plus Holdings Berhad	216,000	66,462
Grand United Holdings Berhad	787,000	191,802
Guiness Anchor Berhad	897,100	1,837,720
GuocoLand (Malaysia) Berhad	1,359,800	456,582
*Hai-O Enterprise Berhad	8,400	18,416
Hap Seng Consolidated Berhad	1,171,900	835,751
Hap Seng Plantations Holdings Berhad	3,000	1,973
HLG Capital Berhad	90,000	28,367
Hock Seng Lee Berhad	1,010,300	320,035
Hong Leong Industries Berhad	605,900	744,743
*Hovid Berhad	1,803,300	135,723
Hume Industries (Malaysia) Berhad	412,267	410,064
Hunza Properties Berhad	500,400	210,935
Hwang-DBS (Malaysia) Berhad	293,200	134,453
*IGB Corp. Berhad	319,700	181,583
*IJM Land Berhad	1,807,400	1,234,185
IJM Plantations Berhad	1,188,700	909,075
*Insas Berhad	1,642,200	259,608
Integrated Logistics Berhad	544,300	148,536
*Jaks Resources Berhad	800,700	175,128
Jaya Tiasa Holdings Berhad	436,390	313,578
JT International Berhad	550,600	748,493
*K & N Kenanga Holdings Berhad	762,300	135,171
*Karambunai Corp. Berhad	3,120,500	62,678
Keck Seng (Malaysia) Berhad	552,100	646,335
*Kencana Petroleum Berhad	790,200	500,569
KFC Holdings (Malaysia) Berhad	562,000	1,254,092
Kian Joo Can Factory Berhad	1,091,080	378,890
Kim Loong Resources Berhad	221,760	121,610
KLCC Property Holdings Berhad	256,700	245,220
KNM Group Berhad	6,269,700	1,422,907
Kossan Rubber Industries Berhad	144,900	214,381
KPJ Healthcare Berhad	327,700	425,281
KrisAssets Holdings Berhad	88,863	77,954

131

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
KSL Holdings Berhad	649,266	$244,209
Kub Malaysia Berhad	1,353,500	192,608
Kuchai Development Berhad	38,100	8,558
Kulim Malaysia Berhad	536,050	1,152,744
*Kumpulan Europlus Berhad	900,100	75,359
*Kumpulan Hartanah Selangor Berhad	708,600	98,987
*Kurnia Asia Berhad	2,485,800	574,287
Kwantas Corp. Berhad	343,600	199,890
*Landmarks Berhad	923,400	359,520
*LBS Bina Group Berhad	161,800	21,073
Leader Universal Holdings Berhad	1,018,700	233,861
Leong Hup Holdings Berhad	397,700	123,099
Lingkaran Trans Kota Holdings Berhad	915,600	752,800
*Lion Corp Berhad	616,300	69,357
Lion Diversified Holdings Berhad	427,000	59,679
Lion Industries Corp. Berhad	424,800	173,706
LPI Capital Berhad	4,000	14,713
*MAA Holdings Berhad	346,666	73,230
Mah Sing Group Berhad	305,800	160,864
*Malaysia Aica Berhad	48,200	7,841
Malaysia Building Society Berhad	7,000	1,836
Malaysian Bulk Carriers Berhad	115,900	105,392
Malaysian Mosaics Berhad	71,460	23,262
Malaysian Pacific Industries Berhad	339,500	556,991
*Malaysian Resources Corp. Berhad	2,297,766	907,892
*Mancon Berhad	12,000	3,059
Manulife Holdings Berhad	100,800	71,800
Marco Holdings Berhad	2,815,400	96,893
MBM Resources Berhad	322,366	229,141
*Measat Global Berhad	217,500	105,694
Media Prima Berhad	1,448,833	718,586
Mega First Corp. Berhad	361,600	122,425
*MEMS Technology Berhad	1,917,000	36,286
Metro Kajang Holdings Berhad	138,900	59,140
*Minho (M) Berhad	181,100	19,564
MNRB Holdings Berhad	497,100	451,417
MTD ACPI Engineering Berhad	541,000	104,153
Muhibbah Engineering Berhad	750,150	253,348
*Mulpha International Berhad	2,268,650	310,917
Multi-Purpose Holdings Berhad	502,700	272,301
Naim Holdings Berhad	622,300	560,672
*Narra Industries Berhad	16,000	2,110
NCB Holdings Berhad	1,147,200	1,025,281
New Straits Times Press Berhad	720,000	416,682
*Nikko Electronics Berhad	36,600	107
Notion VTEC Berhad	1,293,600	197,617
NTPM Holdings Berhad	991,080	147,673
NV Multi Corp. Berhad	430,900	80,593
*NWP Holdings Berhad	112,000	6,236
Nylex (Malaysia) Berhad	550,800	129,882
OKS Property Holdings Berhad	206,835	33,850
Oriental Holdings Berhad	23,500	38,094
OSK Holdings Berhad	1,375,271	599,431
P.I.E. Industrial Berhad	140,100	175,024
*Pan Malaysia Cement Works Berhad	646,600	26,394
*Pan Malaysian Industries Berhad	1,129,000	18,027
Panasonic Manufacturing Malaysia Berhad	157,184	572,659
*Panglobal Berhad	14,000	7,754
Paramount Corp. Berhad	24,000	17,672
PBA Holdings Berhad	274,100	74,877
Pelikan International Corp. Berhad	599,560	236,281

132

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
PJ Development Holdings Berhad	1,070,900	$210,394
POS Malaysia Berhad	112,600	76,058
*Prime Utilities Berhad	3,000	79
Protasco Berhad	575,600	157,887
Proton Holdings Berhad	654,700	721,019
Puncak Niaga Holdings Berhad	749,520	698,647
QL Resources Berhad	673,050	739,652
QSR Brand Berhad	37,333	36,458
*Ramunia Holdings Berhad	695,447	79,263
RCE Capital Berhad	1,023,900	187,804
*Rekapacific Berhad	55,000	—
Salcon Berhad	702,400	104,468
SapuraCrest Petroleum Berhad	1,112,300	671,079
Sarawak Energy Berhad	60,100	45,490
Sarawak Oil Palms Berhad	179,660	144,123
Scientex, Inc. Berhad	344,862	138,498
Selangor Dredging Berhad	1,118,200	179,661
Shangri-La Hotels (Malaysia) Berhad	171,200	92,308
SHL Consolidated Berhad	277,400	108,928
*South East Asia Lumber, Inc. Berhad	618,000	60,348
Southern Acids (Malaysia) Berhad	41,000	15,739
Southern Steel Berhad	502,800	282,351
*SPK Sentosa Corp. Berhad	239,000	32,274
*SRI Hartemas Berhad	65,000	—
Star Publications (Malaysia) Berhad	584,600	581,698
Subur Tiasa Holdings Berhad	386,085	218,679
*Sunrise Berhad	836,008	521,170
Sunway City Berhad	724,900	651,048
Sunway Holdings Berhad	1,046,000	418,738
Supermax Corp. Berhad	708,700	747,352
Suria Capital Holdings Berhad	672,800	273,448
Symphony House Berhad	136,586	10,293
Ta Ann Holdings Berhad	409,380	551,836
TA Enterprise Berhad	4,878,900	1,090,130
*TA Global Berhad	2,927,340	425,354
*TA Global Berhad Ordinary Shares	2,927,340	425,354
Tahp Group Berhad	4,000	3,619
*Talam Corp. Berhad	783,450	20,338
*Tamco Corp. Holdings Berhad	38,025	613
Tan Chong Motor Holdings Berhad	1,344,900	885,142
TDM Berhad	355,500	159,230
*Tebrau Teguh Berhad	1,016,400	209,158
Thong Guan Industries Berhad	215,100	50,302
*Time Dotcom Berhad	1,328,100	157,035
*Titan Chemicals Corp. Berhad	691,200	232,698
Top Glove Corp. Berhad	555,880	1,324,311
Tradewinds (Malaysia) Berhad	384,000	308,784
TRC Synergy Berhad	64,800	26,465
UAC Berhad	44,715	41,116
Uchi Technologies Berhad	529,000	212,734
Unico-Desa Plantations Berhad	1,853,775	433,197
Unisem (M) Berhad	921,800	398,122
United Malacca Rubber Estates Berhad	267,400	624,714
United Malayan Land Berhad	13,000	5,075
United Plantations Berhad	535,700	2,080,791
VS Industry Berhad	427,326	152,836
Wah Seong Corp. Berhad	1,157,250	815,604
WCT Berhad	1,873,300	1,426,862
WTK Holdings Berhad	1,165,000	392,724
Yeo Hiap Seng (Malaysia) Berhad	56,760	23,251
YTL Cement Berhad	54,800	66,137

133

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
YTL e-Solutions Berhad	3,485,600	$676,633
*YTL Land & Development Berhad	47,800	14,428
*Yu Neh Huat Berhad	815,145	401,087
Zelan Berhad	1,146,600	294,744

TOTAL MALAYSIA		66,950,408

MEXICO — (5.3%)
#Alfa S.A.B. de C.V. Series A	528,650	2,737,389
*Alsea de Mexico S.A.B. de C.V.	482,100	324,595
#*Axtel S.A.B. de C.V.	1,080,500	800,325
#Banco Compartamos S.A. de C.V.	583,800	2,392,458
*Bolsa Mexicana de Valores S.A. de C.V.	411,100	457,686
*Carso Infraestructura y Construccion S.A.B. de CV.	709,000	397,357
#Cia Minera Autlan S.A.B. de C.V.	186,900	402,712
#*Consorcio ARA S.A.B. de C.V.	660,100	413,945
*Consorcio Hogar S.A.B. de C.V. Series B	767,929	84,913
*Corporacion GEO S.A.B. de C.V. Series B	1,330,000	3,500,331
#*Corporacion Interamericana de Entramiento S.A.B. de C.V. Series B	960,372	477,504
*Corporacion Mexicana de Restaurantes S.A.B. de C.V. Series B	1,623	360
Corporacion Moctezuma S.A.B. de C.V.	858,200	1,819,907
Corporativo Fragua S.A.B. de C.V. Series B	31	229
Corporativo GBM S.A.B de C.V.	29,028	11,212
#*Desarrolladora Homex S.A.B. de C.V.	576,300	3,428,448
*Dine S.A.B. de C.V.	196,367	87,002
Embotelladora Arca S.A.B. de C.V.	1,909,100	4,800,312
*Empaques Ponderosa S.A. de C.V. Series B	206,000	14,041
*Empresas ICA S.A.B. de C.V.	1,463,608	3,210,155
#*Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	5,943,456
*Financiera Independencia S.A.B de C.V.	65,800	48,289
#*Genomma Lab Internacional S.A. de C.V.	262,500	428,231
*Gruma S.A.B. de C.V. ADR	58,800	419,832
#*Gruma S.A.B. de C.V. Series B	1,253,434	2,266,932
#Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	393,000	565,521
#*Grupo Aeroportuario del Pacifico S.A.B de C.V.	547,700	1,400,801
#Grupo Aeroportuario del Sureste S.A.B. de C.V.	150,700	613,472
#Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	62,500	2,543,125
*Grupo Cementos de Chihuahua S.A.B. de C.V.	829,200	2,474,961
Grupo Continental S.A.B. de C.V.	3,323,559	7,777,940
#*Grupo FAMSA S.A.B. de C.V.	207,500	355,321
Grupo Herdez S.A.B. de C.V.	107,000	130,876
Grupo Industrial Maseca S.A.B. de C.V. Series B	578,600	393,950
*Grupo Industrial Saltillo S.A.B. de C.V.	243,300	47,909
#*Grupo Iusacell S.A.B. de C.V.	58,150	198,182
*Grupo Kuo S.A.B. de C.V. Series B	222,767	142,733
*Grupo Nutrisa S.A. de C.V.	188	399
*Grupo Posadas S.A. de C.V. Series L	199,000	198,943
*Grupo Qumma S.A. de C.V. Series B	105,334	1,436
#*Grupo Simec, S.A. de C.V.	128,100	313,756
Industrias Bachoco S.A.B. de C.V. Series B	152,000	291,251
*Industrias CH S.A.B. de C.V. Series B	1,854,348	5,645,729
Mexichem S.A.B.de C.V.	1,522,183	2,420,967
*Promotora y Operadora de Infraestructura S.A. de C.V.	176,410	320,654
*Sanluis Corporacion S.A. de C.V. Series A	3,300	237
*Sanluis Corporacion S.A. de C.V. Series C & Series B	4,642	809
#*SARE Holding S.A. de C.V.	271,300	98,421
*Savia S.A. de C.V.	610,700	37,002
#TV Azteca S.A.B. de C.V. Series A	6,581,300	3,394,388
*Urbi Desarrollos Urbanos S.A.B. de C.V.	1,041,700	1,996,814
*Vitro S.A.B. de C.V.	736,702	343,139
*Vitro S.A.B. de C.V. Sponsored ADR	415,043	556,158

TOTAL MEXICO		66,732,515

134

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
PHILIPPINES — (1.4%)
A. Soriano Corp.	3,430,211	$157,059
Aboitiz Equity Ventures, Inc.	6,767,000	1,168,117
Alaska Milk Corp.	1,404,000	177,607
Bacnotan Consolidated Industries, Inc.	135,549	26,226
*Belle Corp.	20,937,000	611,682
*Benpres Holdings Corp.	7,752,000	567,540
Cebu Holdings, Inc.	2,284,000	90,407
China Banking Corp.	5,098	38,558
*Digital Telecommunications Phils., Inc.	15,500,000	451,772
DMCI Holdings, Inc.	1,102,000	222,087
Filinvest Development Corp.	11,428,000	511,304
Filinvest Land, Inc.	137,257,577	2,583,927
*First Philippines Holdings Corp.	2,269,900	2,222,007
Ginebra San Miguel, Inc.	1,003,200	469,935
House of Investments, Inc.	692,000	30,567
International Container Terminal Services, Inc.	2,700,000	1,143,231
*Ionics, Inc.	769,825	28,543
*Jollibee Food Corp.	508,500	540,937
*Lepanto Consolidated Mining Co. Series B	2,970,000	14,990
*Mabuhay Holdings Corp.	516,000	4,877
Macroasia Corp.	447,500	26,458
*Manila Jockey Club, Inc.	163,277	11,659
*Manila Mining Corp.	149,300,000	80,157
*Manila Water Co, Inc.	1,593,600	537,891
Megaworld Corp.	20,404,000	641,500
*Metro Pacific Corp. Series A	1,827,193	79,819
*Paxys, Inc.	1,757,280	105,107
*Philex Mining Corp.	2,554,900	607,462
*Philippine Bank of Communications	14,726	12,371
*Philippine National Bank	728,975	353,290
*Philippine National Construction Corp.	173,000	17,803
Philippine Savings Bank	356,863	374,738
Philippine Stock Exchange, Inc.	23,180	158,204
*Philippine Townships, Inc.	318,733	31,796
Republic Glass Holding Corp.	507,500	18,119
RFM Corp.	9,174,268	101,199
Rizal Commercial Banking Corp.	150,900	51,685
Robinson’s Land Corp. Series B	3,434,870	872,203
Security Bank Corp.	320,842	373,883
Semirara Mining Corp.	266,900	222,079
Shang Properties, Inc.	1,759,970	63,859
SM Development Corp.	7,811,320	668,738
Union Bank of the Philippines	186,900	134,300
*Universal Rightfield Property Holdings, Inc.	1,062,000	624
Universal Robina Corp.	3,594,015	937,323
*Victorias Milling Co., Inc.	139,680	2,552
*Vista Land & Lifescapes, Inc.	6,555,700	267,872
*Yehey! Corp.	29,670	—

TOTAL PHILIPPINES		17,814,064

POLAND — (2.5%)
*Agora SA	156,140	1,024,589
*Alchemia SA	113,938	265,404
Apator SA	24,153	124,587
Asseco Poland SA	15,235	306,104
*Bank Millennium SA	624,909	1,025,631
*Bank Przemyslowo Handlowy BPH SA	18,428	439,565
*Barlinek SA	148,077	188,352
*Bioton SA	7,909,195	622,116
Budimex SA	37,430	1,027,334
*Cersanit-Krasnystaw SA	170,318	833,552

135

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
POLAND — (Continued)
*Ciech SA	44,017	$588,686
Debica SA	29,862	639,468
Decora SA	9,066	73,442
Dom Development SA	5,960	90,689
*Echo Investment SA	1,181,980	1,695,130
Elektrobudowa SA	10,608	640,059
*Elstar Oils SA	15,000	46,312
Emperia Holding SA	600	13,531
Eurocash SA	160,686	784,401
Fabryki Mebli Forte SA	55,216	259,722
*Famur SA	175,740	118,344
*Farmacol SA	61,368	876,290
*Ferrum SA	309	995
*Grupa Kety SA	39,137	1,420,373
*Grupa Lotos SA	130,928	1,190,071
*HTL-Strefa SA	16,700	77,903
*Impexmetal SA	599,390	513,194
*Inter Cars SA	1,305	32,092
*Koelner SA	15,481	66,819
*Kredyt Bank SA	39,842	167,031
*LC Corp. SA	457,007	256,794
Lentex SA	24,214	215,510
*LPP SA	1,283	634,790
*MNI SA	253,024	363,584
*Mondi Packaging Paper Swiecie SA	31,048	758,216
Mostostal Siedlce SA	677,652	871,356
*Mostostal Warszawa SA	37,200	850,564
*Mostostal Zabrze Holding SA	160,331	252,210
*Multimedia Polska SA	107,733	258,930
*Netia Holdings SA	1,021,505	1,486,872
NG2 SA	64,565	901,263
*Noble Bank SA	94,588	161,905
*Orbis SA	137,403	2,172,319
Pekaes SA	24,538	80,347
*Pfleiderer Grajewo SA	1,555	8,225
*Pol-Aqua SA	2,583	18,606
*Polnord SA	26,765	317,835
*Polska Grupa Farmaceutyczna SA	33,497	529,315
*Przedsiebiorstwo Eksportu Inzyn Importu Kopex SA	30,753	273,626
Raciborska Fabryka Kotlow SA	245,241	792,324
Sniezka SA	5,612	68,525
*Stalexport SA	666,131	358,081
*Synthos SA	2,064,706	847,284
*Vistula Group SA	232,490	175,066
Zaklad Przetworstwa Hutniczego Stalprodukt SA	9,334	1,704,377
*Zaklady Azotowe Pulawy SA	15,049	392,480
*Zaklady Azotowe w Tarnowie-Moscicach SA	7,050	41,521
Zaklady Tluszcowe Kruszwica SA	37,250	794,892
*Zelmer SA	12,580	135,384

TOTAL POLAND		30,873,987

SOUTH AFRICA — (9.2%)
Adcock Ingram Holdings, Ltd.	323,348	2,200,221
Adcorp Holdings, Ltd.	106,979	366,062
Advtech, Ltd.	487,995	318,162
Aeci, Ltd.	243,529	1,925,187
Afgri, Ltd.	426,711	324,855
African Oxygen, Ltd.	192,579	566,042
*AG Industries, Ltd.	1,547,458	29,774
Allied Electronics Corp., Ltd.	163,698	611,693
Allied Technologies, Ltd.	90,099	885,709

136

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH AFRICA — (Continued)
Argent Industrial, Ltd.	37,236	$42,999
*Argility, Ltd.	65,013	—
AST Group, Ltd.	370,226	42,600
Astral Foods, Ltd.	91,188	1,167,810
Aveng, Ltd.	981,591	5,205,828
AVI, Ltd.	327,587	875,901
Avusa, Ltd.	404,845	1,138,425
Barloworld, Ltd.	579,959	3,615,988
*Basil Read Holdings, Ltd.	33,641	72,538
*Bell Equipment, Ltd.	158,539	221,681
*Blue Label Telecoms, Ltd.	139,855	97,927
*Business Connexion Group	246,827	149,552
Capitec Bank Holdings, Ltd.	83,248	681,244
Cashbuild, Ltd.	36,547	326,029
Ceramic Industries, Ltd.	31,493	437,199
*Cipla Medpro South Africa, Ltd.	371,002	228,174
City Lodge Hotels, Ltd.	80,828	827,616
Clicks Group, Ltd.	918,874	2,905,876
*Corpgro, Ltd.	241,136	—
*Cullinan Holdings, Ltd.	434,430	20,025
Data Tec, Ltd.	326,074	1,190,151
Datacentrix Holdings, Ltd.	20,000	10,951
Delta EMD, Ltd.	83,032	100,406
Dimension Data Holdings P.L.C.	3,458,471	4,021,101
Distell Group, Ltd.	297,735	2,434,164
*Distribution & Warehousing Network, Ltd.	258,997	235,016
*Dorbyl, Ltd.	222,291	148,454
#Durban Roodeport Deep, Ltd.	667,660	401,267
*ElementOne, Ltd.	325,845	477,442
*Eqstra Holdings, Ltd.	30,000	28,923
Famous Brands, Ltd.	14,984	45,507
Foschini, Ltd.	521,461	4,117,902
Freeworld Coatings, Ltd.	35,052	39,230
*Gold One International, Ltd.	164,683	45,603
Gold Reef Resorts, Ltd.	287,815	720,902
#Grindrod, Ltd.	1,607,864	3,688,055
Group Five, Ltd.	292,935	1,502,166
*Highveld Steel & Vanadilum Corp., Ltd.	216,434	1,794,420
Hudaco Industries, Ltd.	68,822	506,891
Hulamin, Ltd.	96,862	172,169
Iliad Africa, Ltd.	314,538	349,494
Illovo Sugar, Ltd.	338,964	1,536,475
Imperial Holdings, Ltd.	467,965	4,816,593
*JCI, Ltd.	1,622,051	—
JD Group, Ltd.	1,161,251	6,410,898
JSE, Ltd.	229,619	1,781,423
*Kap International Holdings, Ltd.	1,834,945	512,210
Lewis Group, Ltd.	283,002	1,976,226
*M Cubed Holdings, Ltd.	385,000	9,859
Medi-Clinic Corp., Ltd.	570,080	1,752,095
*Merafe Resources, Ltd.	4,526,666	809,122
*Metorex, Ltd.	1,453,388	582,773
Metropolitan Holdings, Ltd.	1,697,716	2,914,897
Mondi, Ltd.	8,725	49,130
Mr. Price Group, Ltd.	928,134	4,276,741
Murray & Roberts Holdings, Ltd.	4,350	30,247
Mustek, Ltd.	784,364	261,589
*Mvelaphanda Group, Ltd.	50,330	45,599
Nampak, Ltd.	1,326,125	2,894,631
Network Healthcare Holdings, Ltd.	1,208,664	1,786,916
#Northam Platinum, Ltd.	394,263	1,842,477

137

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH AFRICA — (Continued)
Nu-World Holdings, Ltd.	28,894	$60,915
Oceana Group, Ltd.	235,042	896,259
Omnia Holdings, Ltd.	80,602	597,530
Palabora Mining Co., Ltd.	7,851	103,127
Peregrine Holdings, Ltd.	481,947	568,850
PSG Group, Ltd.	145,126	407,477
Rainbow Chicken, Ltd.	63,665	129,026
*Randgold & Exploration Co., Ltd.	60,670	—
Raubex Group, Ltd.	192,298	609,585
Redefine Income Fund, Ltd.	29,488	27,104
Reunert, Ltd.	594,843	4,189,937
Santam, Ltd.	73,236	943,156
Sappi, Ltd.	459,138	1,696,631
*SecureData Holdings, Ltd.	339,582	29,349
#*Sentula Mining, Ltd.	825,428	383,235
*Simmer & Jack Mines, Ltd.	1,186,177	304,065
Spar Group, Ltd. (The)	559,850	4,893,172
Spur Corp., Ltd.	58,316	78,222
*Stefanutti Stocks Holdings, Ltd.	32,116	41,011
*Sun International, Ltd.	181,940	2,129,146
#*Super Group, Ltd.	3,329,723	261,745
Tongaat-Hulett, Ltd.	625,434	8,045,394
*Trans Hex Group, Ltd.	153,546	77,487
Trencor, Ltd.	97,601	314,898
UCS Group, Ltd.	144,872	32,078
Value Group, Ltd.	363,719	168,928
*Wesizwe Platinum, Ltd.	401,595	98,807
Wilson Bayly Holme-Ovcon, Ltd.	190,920	2,750,150
Woolworths Holdings, Ltd.	2,268,438	5,072,025
*Zeder Investments, Ltd.	147,835	33,573

TOTAL SOUTH AFRICA		116,548,114

SOUTH KOREA — (10.1%)
#Aekyung Petrochemical Co., Ltd.	7,150	101,763
*Artone Paper Manufacturing Co., Ltd.	8,916	36,636
#Asia Cement Manufacturing Co., Ltd.	3,603	173,424
*Asia Paper Manufacturing Co., Ltd.	8,880	73,593
*Asiana Airlines, Inc.	176,710	535,749
Baek Kwang Mineral Products Co., Ltd.	1,860	27,672
Bing Grae Co., Ltd.	12,140	455,208
Bohae Brewery Co., Ltd.	20	258
Boo Kook Securities Co., Ltd.	7,410	147,020
Boryung Pharmaceutical Co., Ltd.	3,586	125,534
#Bu Kwang Pharmaceutical Co., Ltd.	26,171	372,205
Busan Bank	260,060	2,948,829
BYC Co., Ltd.	710	74,328
Byuck San Corp.	5,300	37,678
*Byuck San Engineering and Construction Co., Ltd.	38,300	87,159
#*Capro Corp.	50,930	355,295
#*Celrun Co., Ltd.	22,630	39,626
#Cheil Worldwide, Inc.	8,623	2,213,909
*Cho Kwang Leather Co., Ltd.	10,640	65,959
*Choil Aluminum Manufacturing Co., Ltd.	7,700	39,074
*Chong Kun Dang Pharmaceutical Corp.	22,392	410,174
*Choongwae Holdings Co., Ltd.	5,482	52,861
#Choongwae Pharmaceutical Corp.	10,203	174,625
Chosun Refractories Co., Ltd.	2,210	116,779
#Chungho Comnet Co., Ltd.	2,320	20,478
#CJ CGV Co., Ltd.	28,890	473,223
#CJ Cheiljedang Corp.	10,245	1,732,507
CJ Corp.	26,223	1,048,646

138

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
*Cosmochemical Co., Ltd.	14,640	$91,394
Crown Confectionery Co., Ltd.	1,360	74,965
Dae Dong Industrial Co., Ltd.	6,090	116,779
*Dae Ho Corp.	543	60
#*Dae Sang Corp.	34,350	239,998
#Dae Won Kang Up Co., Ltd.	80,800	109,868
Daeduck Electronics Co., Ltd.	36,917	158,105
Daeduck Industries Co., Ltd.	21,536	182,134
Daegu Bank Co., Ltd.	261,800	3,473,548
Daegu Department Store Co., Ltd.	13,040	133,633
#Daehan City Gas Co., Ltd.	11,541	276,111
#*Daehan Fire & Marine Insurance Co., Ltd.	48,040	321,480
Daehan Flour Mills Co., Ltd.	2,110	238,711
Daehan Synthetic Fiber Co., Ltd.	1,750	97,808
Daekyo Co., Ltd.	98,400	396,238
#*Daekyung Machinery & Engineering Co., Ltd.	54,200	142,751
Daelim Industrial Co., Ltd.	42,135	2,673,961
Daelim Trading Co., Ltd.	17,730	64,178
Daesang Holdings Co., Ltd.	7,072	20,577
#Daesung Industrial Co., Ltd.	6,130	387,489
#*Daewoo Motor Sales Corp.	42,810	355,304
Daewoong Co., Ltd.	6,546	121,623
Daewoong Pharmaceutical Co., Ltd.	11,178	519,352
Dahaam E-Tec Co., Ltd.	2,200	52,570
Daishin Securities Co., Ltd.	91,200	1,142,881
*Daiyang Metal Co., Ltd.	22,400	30,938
#Daou Technology, Inc.	56,480	349,966
Digital Power Communications Co., Ltd.	50,540	60,654
Dong Ah Tire Industrial Co., Ltd.	22,245	154,439
Dong IL Rubber Belt Co., Ltd.	13,290	69,079
Dong-A Pharmaceutical Co., Ltd.	18,194	1,769,227
Dongbang Agro Co., Ltd.	19,470	103,744
Dongbang Transport Logistics Co., Ltd.	26,000	57,879
Dongbu Corp.	25,950	164,508
*Dongbu HiTek Co., Ltd.	32,873	170,028
Dongbu Insurance Co., Ltd.	33,140	1,005,586
#*Dongbu Securities Co., Ltd.	35,541	177,434
Dongbu Steel Co., Ltd.	50,266	318,804
Dong-Il Corp.	3,124	121,411
Dongil Paper Manufacturing Co., Ltd.	6,080	4,710
#Dongkuk Steel Mill Co., Ltd.	49,930	1,060,341
#Dongwha Pharm Co., Ltd.	47,350	279,521
Dongwon F&B Co., Ltd.	3,360	122,346
Dongwon Industries Co., Ltd.	3,115	289,804
#*Dongwon Systems Corp.	138,447	160,913
#Dongyang Mechatronics Corp.	44,411	140,929
#*Doosan Construction & Engineering Co., Ltd.	83,770	512,894
DPI Co., Ltd.	8,565	42,538
#E1 Corp.	7,720	443,703
*Eagon Industrial Co., Ltd.	3,120	32,852
F&F Co., Ltd.	21,060	60,887
*First Fire & Marine Insurance Co., Ltd.	23,310	132,961
#*Firstech Co., Ltd.	29,829	39,456
*Foosung Co., Ltd.	46,809	145,005
Fursys, Inc.	15,560	346,385
Gaon Cable Co., Ltd.	4,470	117,921
#GIIR, Inc.	14,410	132,099
#Global & Yuasa Battery Co., Ltd.	16,060	271,846
#Green Cross Corp.	6,272	842,309
Green Cross Holdings Corp.	1,825	128,735
#*Green Non-Life Insurance Co., Ltd.	4,877	18,684

139

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#GS Global Corp.	8,372	$169,996
*Gwangju Shinsegae Co., Ltd.	1,820	192,621
Halla Climate Control Corp.	106,070	1,031,217
#Halla Engineering & Construction Corp.	13,160	299,108
#*Han All Pharmaceutical Co., Ltd.	34,948	137,196
#Han Kuk Carbon Co., Ltd.	28,623	146,788
#Han Yang Securities Co., Ltd.	12,760	110,971
Handok Pharmaceuticals Co., Ltd.	12,760	163,852
#Handsome Corp.	34,799	419,844
#Hanil Cement Manufacturing Co., Ltd.	11,411	716,851
Hanil Construction Co., Ltd.	8,938	35,829
Hanil E-Wha Co., Ltd.	38,970	120,866
#Hanjin Heavy Industries & Construction Co., Ltd.	41,830	747,421
#Hanjin Shipping Co., Ltd.	23,790	323,328
#Hanjin Transportation Co., Ltd.	13,211	368,037
Hankook Cosmetics Co., Ltd.	25,320	57,189
Hankook Shell Oil Co., Ltd.	1,620	168,060
*Hankook Synthetics, Inc.	550	44
Hankuk Electric Glass Co., Ltd.	3,760	90,869
Hankuk Glass Industries, Inc.	12,660	226,522
#Hankuk Paper Manufacturing Co., Ltd.	5,840	207,494
#Hanmi Pharm Co., Ltd.	14,831	1,434,232
*Hansae Co., Ltd.	16,560	88,909
Hansae Yes24 Holdings Co., Ltd.	5,520	13,964
Hansol Chemical Co., Ltd.	12,170	110,945
Hansol CSN Co., Ltd.	65,160	71,315
#Hansol LCD, Inc.	5,777	96,891
#*Hansol Paper Co., Ltd.	53,310	468,367
#Hanssem Co., Ltd.	30,600	256,924
Hanwha Chemical Corp.	155,677	1,447,440
#*Hanwha Non-Life Insurance Co., Ltd.	24,410	202,472
Hanwha Securities Co., Ltd.	65,931	437,305
Hanwha Timeworld Co., Ltd.	5,120	59,977
#*HeungKuk Fire & Marine Insurance Co., Ltd.	79,817	392,304
#*Hite Holdings Co., Ltd.	12,830	331,143
*HMC Investment Securities Co., Ltd.	37,920	582,874
#Hotel Shilla Co., Ltd.	64,708	950,518
*HS R&A Co., Ltd.	1,460	11,274
#Huchems Fine Chemical Corp.	31,846	797,763
#Husteel Co., Ltd.	7,220	91,641
Hwa Sung Industrial Co., Ltd.	12,520	53,891
Hwacheon Machinery Works Co., Ltd.	370	4,199
#Hwashin Co., Ltd.	22,220	62,904
Hyosung T & C Co., Ltd.	7,106	390,555
#*Hyundai Cement Co., Ltd.	10,020	136,211
#*Hyundai Corp.	21,801	313,697
Hyundai Department Store Co., Ltd.	15,781	1,508,430
Hyundai DSF Co., Ltd.	7,510	50,791
#Hyundai Elevator Co., Ltd.	7,294	347,811
*Hyundai Engineering Plastics Co., Ltd.	28,840	116,062
#Hyundai H & S Co., Ltd.	6,210	440,861
#Hyundai Hysco	91,740	1,160,527
Hyundai Marine & Fire Insurance Co., Ltd.	132,660	2,450,222
Hyundai Mobis	6,742	899,000
Hyundai Pharmaceutical Ind. Co., Ltd.	14,100	28,510
#*IHQ, Inc.	22,450	18,990
#Il Dong Pharmaceutical Co., Ltd.	7,553	201,833
Il Sung Construction Co., Ltd.	2,700	16,378
*Il Yang Pharmaceutical Co., Ltd.	19,910	504,125
*Iljin Display Co., Ltd.	10,908	51,599
#*Iljin Electric Co., Ltd.	26,649	214,376

140

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#*Iljin Holdings Co., Ltd.	27,632	$71,213
Ilshin Spinning Co., Ltd.	1,730	85,110
Ilsung Pharmaceutical Co., Ltd.	2,040	105,351
InziControls Co., Ltd.	1,260	3,417
IS Dongseo Co., Ltd.	7,558	48,721
#ISU Chemical Co., Ltd.	7,920	93,532
#Jahwa Electronics Co., Ltd.	16,460	105,351
Jeil Pharmaceutical Co.	18,840	150,801
Jeonbuk Bank, Ltd.	63,490	382,474
Jinheung Mutual Savings Bank Co., Ltd.	24,579	88,191
#K.C. Tech Co., Ltd.	26,276	105,629
*KCO Energy, Inc.	120,778	73,014
#*Keangnam Enterprises, Ltd.	21,653	199,171
*Kedcom Co., Ltd.	42,070	4,732
KG Chemical Corp.	8,410	73,646
#KISCO Corp.	10,860	425,433
#KISWIRE, Ltd.	16,702	541,499
Kolon Engineering & Construction Co., Ltd.	21,890	116,434
#Kolon Industries, Inc.	23,890	684,130
Korea Cast Iron Pipe Co., Ltd.	26,090	85,268
*Korea Circuit Co., Ltd.	19,330	43,137
#Korea Cottrell Co., Ltd.	14,960	108,356
#*Korea Development Co., Ltd.	14,820	67,016
Korea Development Leasing Corp.	4,545	122,115
Korea Electric Terminal Co., Ltd.	14,990	256,392
Korea Export Packing Industries Co., Ltd.	3,990	42,289
#*Korea Express Co., Ltd.	9,211	505,746
*Korea Flange Co., Ltd.	6,900	59,920
*Korea Green Paper Manufacturing Co., Ltd.	1,002	1,303
Korea Investment Holdings Co., Ltd.	58,270	1,554,035
#Korea Iron & Steel Co., Ltd.	3,289	219,870
#Korea Komho Petrochemical Co., Ltd.	26,400	511,572
#Korea Line Corp.	13,950	566,864
*Korea Mutual Savings Bank	6,040	71,826
*Korea Petrochemical Industry Co., Ltd.	10,960	356,091
#Korea Reinsurance Co., Ltd.	185,883	1,679,491
#*Korea Technology Industry Co., Ltd.	97,090	167,788
#Korea Zinc Co., Ltd.	16,015	2,475,218
#Korean Air Terminal Service Co., Ltd.	3,350	88,802
*Korean French Banking Corp.	126,839	84,513
*KP Chemical Corp.	121,051	698,892
KPX Chemical Co., Ltd.	3,420	136,500
KPX Fine Chemical Co., Ltd.	3,369	142,296
KPX Holdings Corp.	3,008	162,524
#*KTB Securities Co., Ltd.	80,240	287,892
Kukdo Chemical Co., Ltd.	8,450	188,767
Kukdong Oil & Chemicals Co., Ltd.	3,623	47,523
Kumbi Corp.	670	18,692
#Kumho Electronics Co., Ltd.	7,292	308,010
#Kumho Industrial Co., Ltd.	46,110	387,282
Kumho Investment Bank	129,490	115,618
#*Kumho Tire Co., Inc.	90,000	374,439
Kumkang Industrial Co., Ltd.	5,810	60,026
Kunsul Chemical Industrial Co., Ltd.	7,190	83,597
Kwang Dong Pharmaceutical Co., Ltd.	74,760	179,128
Kyeryong Construction Industrial Co., Ltd.	10,770	200,633
#Kyobo Securities Co., Ltd.	44,300	363,993
Kyung Dong Navien Co., Ltd.	1,740	56,654
#*Kyungbang Co., Ltd.	1,100	126,982
Kyungdong City Gas Co., Ltd.	2,270	93,272
*Kyung-in Synthetic Corp.	25,170	54,687

141

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
Kyungnam Energy Co., Ltd.	28,770	$68,675
LG Dacom Corp.	66,170	1,044,980
#LG Fashion Corp.	36,645	828,451
#LG International Corp.	65,552	1,603,935
*LG Life Sciences, Ltd.	26,935	1,559,379
#LIG Insurance Co., Ltd.	79,960	1,638,101
#Lotte Chilsung Beverage Co., Ltd.	1,401	958,523
#Lotte Confectionary Co., Ltd.	1,056	1,061,958
#Lotte Midopa Co., Ltd.	61,160	599,016
#Lotte Sam Kang Co., Ltd.	1,770	313,631
#*LS Industrial Systems Co., Ltd.	31,342	2,347,826
Macquarie Korea Infrastructure Fund	327,111	1,377,214
Manho Rope & Wire Co., Ltd.	3,950	58,479
*Meritz Fire Marine Insurance Co., Ltd.	180,948	1,251,592
#Meritz Securities Co., Ltd.	278,555	278,067
Miwon Commercial Co., Ltd.	831	44,183
*Miwon Specialty Chemical Co., Ltd.	448	24,460
#Moorim Paper Co., Ltd.	21,778	182,878
Motonic Corp.	20,900	155,677
#Namhae Chemical Corp.	63,074	780,156
#*Namkwang Engineering & Construction Co., Ltd.	32,027	236,846
Namyang Dairy Products Co., Ltd.	745	339,305
*Nasan Co., Ltd.	23,824	25,197
National Plastic Co., Ltd.	32,500	52,668
#*NCsoft Corp.	29,254	3,128,582
Nexen Corp.	3,320	107,056
*Nexen Tire Corp.	47,670	259,461
NH Investment & Securities Co., Ltd.	59,219	483,800
Nong Shim Co., Ltd.	5,583	1,131,767
Nong Shim Holdings Co., Ltd.	5,210	306,398
Noroo Paint Co., Ltd.	14,277	38,892
*ON*Media Corp.	106,370	299,815
#ORION Corp.	7,780	1,570,900
Ottogi Corp.	3,910	479,929
#Pacific Corp.	6,730	823,257
Pacific Pharmaceutical Co., Ltd.	2,030	52,499
*PaperCorea, Inc.	13,740	90,808
Pohang Coated Steel Co., Ltd.	6,320	137,810
*Poong Lim Industrial Co., Ltd.	31,880	68,026
*Poongsan Corp.	34,931	724,946
#*Poongsan Holdings Corp.	6,567	115,667
*Prime Entertainment Co., Ltd.	2,676	2,167
#Pulmuone Co., Ltd.	2,916	130,498
Pum Yang Construction Co., Ltd.	8,260	52,781
Pusan City Gas Co., Ltd.	14,730	277,672
*Pyung Hwa Holdings Co., Ltd.	2	2
Pyung Hwa Industrial Co., Ltd.	6	11
S&T Corp.	93	2,218
#*S&T Daewoo Co., Ltd.	12,330	266,229
S&T Dynamics Co., Ltd.	37,642	463,582
#S&T Holdings Co, Ltd.	31,368	369,656
#S1 Corp.	28,093	1,124,491
#*Saehan Industries, Inc.	651,800	707,898
*Saehan Media Corp.	3,460	8,440
*Sajo Industries Co., Ltd.	5,990	135,855
*Sajodaerim Corp.	4,770	76,378
#Sam Jin Pharmaceutical Co., Ltd.	25,657	320,737
#Sam Kwang Glass Industrial Co., Ltd.	4,820	155,998
Sam Whan Camus Co., Ltd.	5,270	36,086
Sam Yung Trading Co., Ltd.	13,450	57,723
#Sambu Construction Co., Ltd.	10,903	218,599

142

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#Samchully Co., Ltd.	5,480	$579,603
*Samho International Co., Ltd.	12,681	41,609
*Samhwa Asset Co.	317	4,438
Samhwa Crown and Closure Co., Ltd.	412	7,558
Samhwa Paints Industrial Co., Ltd.	26,400	89,529
*Samick Musical Instruments Co., Ltd.	146,160	118,204
Samsung Climate Control Co., Ltd.	6,810	39,160
Samsung Fine Chemicals Co., Ltd.	37,500	1,485,979
*Samwha Capacitor Co., Ltd.	6,510	56,543
Samwhan Corp.	13,660	136,054
#Samyang Corp.	8,990	290,587
Samyang Foods Co., Ltd.	7,360	113,128
Samyang Genex Co., Ltd.	4,026	196,236
Samyang Tongsang Co., Ltd.	1,760	41,506
#Samyoung Electronics Co., Ltd.	17,870	166,662
#Seah Besteel Corp.	21,720	263,379
SeAH Holdings Corp.	4,622	228,307
#SeAH Steel Corp.	6,214	176,844
Sebang Co., Ltd.	15,655	178,724
#Sejong Industrial Co., Ltd.	21,610	107,732
Seoul City Gas Co., Ltd.	3,590	189,932
#*Seoul Securities Co., Ltd.	706,624	597,842
*Serim Paper Manufacturing Co., Ltd.	32,013	108,234
#Sewon Cellontech Co., Ltd.	50,071	351,697
#*SH Chemical Co., Ltd.	148,722	62,016
Shin Won Corp.	60,100	81,289
Shin Young Securities Co., Ltd.	10,600	314,234
Shinhan Engineering & Construction Co., Ltd.	3,676	46,247
Shinpoong Pharmaceutical Co., Ltd.	4,680	84,273
Shinsegae Engineering & Construction Co., Ltd.	2,990	33,362
Shinsung Engineering Co., Ltd.	924	1,869
Shinsung FA Co., Ltd.	914	1,858
#Shinsung Holdings Co., Ltd.	42,570	143,595
#Sindo Ricoh Co., Ltd.	11,169	562,002
SJM Co., Ltd.	22,510	102,340
#SK Chemicals Co., Ltd.	22,820	1,244,025
SK Energy Co., Ltd.	8	735
#SK Gas Co., Ltd.	9,960	429,048
SKC Co., Ltd.	36,520	558,567
SL Corp.	19,820	88,261
*Solomon Mutual Savings Bank	11,267	40,557
*Songwon Industrial Co., Ltd.	12,420	108,223
#*Ssangyong Cement Industry Co., Ltd.	79,381	564,676
#*STX Corp.	31,266	430,620
#*STX Engine Co., Ltd.	42,322	617,989
#*STX Offshore & Shipbuilding Co., Ltd.	104,630	1,116,751
Suheung Capsule Co., Ltd.	16,030	102,261
#*Sung Shin Cement Co., Ltd.	16,490	99,715
*Sungchang Enterprise Holdings, Ltd.	6,150	101,272
#*Sungwon Corp.	49,310	162,213
*Sunjin Co., Ltd.	2,840	73,828
#Sunkyong Securities Co., Ltd.	382,400	817,865
Tae Kwang Industrial Co., Ltd.	880	554,112
#Tae Kyung Industrial Co., Ltd.	29,140	126,253
#Taeyoung Engineering & Construction	90,740	375,134
#Tai Han Electric Wire Co., Ltd.	46,650	745,490
Tai Lim Packaging Industries Co., Ltd.	62,000	41,285
#TCC Steel	16,345	69,359
*Tec & Co.	25,071	80,583
Telcoware Co., Ltd.	9,000	52,276
#*Tong Yang Major Corp.	70,586	229,991

143

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#Tong Yang Securities, Inc.	146,666	$1,343,759
*Trigem Computer, Inc.	13	—
*TRYBRANDS, Inc.	3,207	9,048
#TS Corp.	5,500	220,346
#Uangel Corp.	12,280	59,747
#Unid Co., Ltd.	6,000	155,291
Union Steel Manufacturing Co., Ltd.	13,912	253,624
Whanin Pharmaceutical Co., Ltd.	13,650	155,597
#Woongjin Thinkbig Co., Ltd.	34,669	652,270
#*Woongjin.Com Co., Ltd.	62,107	557,959
#Woori Financial Co., Ltd.	20,620	162,570
WooSung Feed Co., Ltd.	17,000	22,373
YESCO Co., Ltd.	5,950	130,169
Yoosung Enterprise Co., Ltd.	33,540	67,658
#Youlchon Chemical Co., Ltd.	32,710	257,175
*Young Poong Mining & Construction Corp.	1,580	74
Young Poong Paper Manufacturing Co., Ltd.	580	8,052
#Youngone Corp. (6150493)	15,176	311,559
*Youngone Corp. (B622C10)	60,704	398,960
Youngpoong Corp.	2,040	993,570
Yuhan Corp.	13,486	2,172,055
Yuhwa Securities Co., Ltd.	12,910	163,039
#*Yungjin Pharm Co., Ltd.	95,136	115,539
*ZeroOne Interactive Co., Ltd.	16,000	2,545

TOTAL SOUTH KOREA		127,380,938

TAIWAN — (10.6%)
*A.G.V. Products Corp.	741,782	277,045
Aaeon Technology, Inc.	174,392	233,501
Ability Enterprise Co., Ltd.	752,076	1,384,992
*Abocom Systems, Inc.	470	157
Acbel Polytech, Inc.	777,600	531,448
Accton Technology Corp.	36,000	13,412
*Adlink Technology, Inc.	62,000	43,574
Advantech Co., Ltd.	199,000	354,187
*ALI Corp.	149,000	293,429
Altek Corp.	524,042	887,815
Ambassador Hotel (The)	597,000	605,263
Ampoc Far East Co., Ltd.	158,444	59,985
Amtran Technology Co., Ltd.	1,108,190	1,053,231
Apex Biotechnology Corp.	205,381	355,451
*Apex Science & Engineering Corp.	124,000	57,458
*Arima Communication Corp.	36,000	13,093
*Arima Optoelectronics Corp.	92,594	32,904
*Asia Chemical Corp.	559,000	170,233
*Asia Optical Co, Inc.	133,000	214,644
Asia Polymer Corp.	495,936	358,267
Asia Vital Components Co., Ltd.	391,575	406,352
Aten International Co., Ltd.	197,479	267,908
Aurora Corp.	541,499	564,360
Aurora Systems Corp.	244,244	127,440
*AV Tech Corp.	24,000	69,472
*Avermedia Technologies, Inc.	362,447	431,071
Basso Industry Corp., Ltd.	7,000	6,604
*Behavior Tech Computer Corp.	775	90
Bes Engineering Corp.	2,691,750	746,240
*Biostar Microtech International Corp.	231,975	169,557
*Bright Led Electronics Corp.	80,000	86,549
C Sun Manufacturing, Ltd.	255,221	112,275
*Cameo Communications, Inc.	23,000	12,407
*Capital Securities Corp.	1,088,000	504,463

144

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
*Carnival Industrial Corp.	656,000	$131,904
*Cathay Real Estate Development Co., Ltd.	571,000	226,092
*Central Reinsurance Co., Ltd.	826,402	322,262
Chain Qui Development Co., Ltd.	226,083	163,119
Champion Building Materials Co., Ltd.	560,993	225,077
Charoen Pokphand Enterprises Co., Ltd.	351,000	167,735
*Cheng Loong Corp.	1,760,330	574,339
Cheng Uei Precision Industry Co., Ltd.	349,000	663,035
Chenming Mold Industrial Corp.	276,437	76,656
*Chia Hsin Cement Corp.	1,068,304	540,395
*Chia Hsin Food & Synthetic Fiber Co., Ltd.	97,211	—
Chicony Electronics Co., Ltd.	541,711	1,184,654
Chilisin Electronics Corp.	207,535	101,720
China Chemical & Pharmaceutical Co.	408,000	282,227
China Ecotek Corp.	170,000	214,758
China Electric Manufacturing Co., Ltd.	694,900	483,180
*China General Plastics Corp.	665,000	236,112
*China Glaze Co., Ltd.	329,423	185,057
China Hi-Ment Corp.	396,348	488,850
*China Life Insurance Co., Ltd.	1,647,177	1,196,252
China Man-Made Fiber Co., Ltd.	2,399,879	438,921
*China Metal Products Co., Ltd.	426,182	496,318
*China Motor Co., Ltd.	363,000	248,997
*China Petrochemical Development Corp.	1,295,000	463,397
*China Rebar Co., Ltd.	55,174	—
China Steel Chemical Corp.	412,554	1,050,601
China Steel Structure Co., Ltd.	232,000	163,473
China Synthetic Rubber Corp.	712,954	739,157
*China United Trust & Investment Corp.	164,804	—
*China Wire & Cable Co., Ltd.	521,000	145,903
Chinese Maritime Transport, Ltd.	446,850	1,174,206
Ching Feng Home Fashions Industries Co., Ltd.	199,403	42,851
Chin-Poon Industrial Co., Ltd.	559,208	413,487
*Chong Hong Construction Co.	134,000	243,854
*Chou Chin Industrial Co., Ltd.	825	—
Chroma Ate, Inc.	581,380	1,114,752
Chun Yu Works & Co., Ltd.	469,000	125,004
Chun Yuan Steel Industrial Co., Ltd.	1,046,537	346,594
Chung Hsin Electric & Machinery Co., Ltd.	753,000	451,502
*Chung Hung Steel Corp.	39,000	14,751
Chung Hwa Pulp Corp.	843,594	347,155
*Clevo Co.	344,000	429,315
*CMC Magnetics Corp.	2,990,000	656,617
Collins Co., Ltd.	462,700	120,836
Compal Communications, Inc.	535,000	789,556
*Compeq Manufacturing Co., Ltd.	2,207,000	569,493
Continental Engineering Corp.	1,297,067	486,538
*Cosmo Electronics Corp.	207,900	198,533
*Cosmos Bank Taiwan	575,090	63,354
CTCI Corp.	950,013	826,156
CX Technology Co., Ltd.	62,368	19,413
*Cyberlink Corp.	69,000	266,133
Cybertan Technology, Inc.	440,779	571,872
Cyntec Co., Ltd.	327,304	740,798
Da-Cin Construction Co., Ltd.	482,711	302,860
*De Licacy Industries Co., Ltd.	70,000	12,818
*Delpha Construction Co., Ltd.	357,265	123,901
*Der Pao Construction Co., Ltd.	476,000	12,001
Diamond Flower Electric Instrument Co., Ltd.	203,524	235,699
D-Link Corp.	898,665	837,373
*Dynamic Electronics Co., Ltd.	111,000	110,692

145

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
*Eastern Media International Corp.	2,366,337	$495,955
Eclat Textile Co., Ltd.	240,920	141,166
*Edom Technology Co., Ltd.	238,776	101,254
Elan Microelectronics Corp.	614,715	832,326
*E-Lead Electronic Co., Ltd.	82,942	55,854
Elite Material Co., Ltd.	342,129	234,544
Elite Semiconductor Memory Technology, Inc.	118,200	163,859
Elitegroup Computer Systems Co., Ltd.	412,182	156,455
*Enlight Corp.	149,899	9,280
*EnTie Commercial Bank	293,603	81,945
Eternal Chemical Co., Ltd.	510,290	472,864
*Everest Textile Co., Ltd.	830,562	159,675
*Evergreen International Storage & Transport Corp.	1,691,000	1,368,566
Everlight Chemical Industrial Corp.	655,000	469,908
*Evertop Wire Cable Corp.	45,461	8,062
Excel Cell Electronics Co., Ltd.	143,000	51,837
*Far Eastern International Bank	314,724	106,516
*Faraday Technology Corp.	205,000	318,601
*Federal Corp.	742,244	555,684
Feng Hsin Iron & Steel Co., Ltd.	381,100	576,193
Feng Tay Enterprise Co., Ltd.	791,561	653,733
*FIC Global, Inc.	27,289	2,836
*First Copper Technology Co., Ltd.	703,000	239,685
First Hotel	424,955	310,425
*First Insurance Co., Ltd. (The)	531,179	190,170
First Steamship Co., Ltd.	335,200	423,670
Flytech Technology Co., Ltd.	123,750	286,951
*Forhouse Corp.	40,000	36,765
Formosa Epitaxy, Inc.	226,758	313,082
Formosan Rubber Group, Inc.	841,000	627,670
Fortune Electric Co., Ltd.	478,170	423,441
*Fu I Industrial Co., Ltd.	97,900	25,297
*Fwuson Industry Co., Ltd.	466,590	168,989
G Shank Enterprise Co., Ltd.	335,014	229,637
*G.T.M. Corp.	338,000	209,659
Gem Terminal Industries Co., Ltd.	302,386	212,522
*GeoVision, Inc.	19,000	71,996
Getac Technology Corp.	679,360	604,434
Giant Manufacture Co., Ltd.	633,994	1,644,033
*Giantplus Technology Co., Ltd.	29,000	16,123
Giga-Byte Technology Co., Ltd.	1,390,800	1,179,669
*Global Unichip Corp.	51,000	219,756
Globe Union Industrial Corp.	426,944	385,367
*Gold Circuit Electronics, Ltd.	839,056	297,577
Goldsun Development & Construction Co., Ltd.	2,125,148	961,404
Good Will Instrument Co., Ltd.	141,120	80,443
*Grand Pacific Petrochemical Corp.	1,130,000	569,309
Grape King, Inc.	183,000	177,204
Great China Metal Industry Co., Ltd.	462,000	276,078
Great Taipei Gas Co., Ltd.	830,000	405,937
Great Wall Enterprise Co., Ltd.	791,692	819,730
Greatek Co., Ltd.	853,621	808,930
Hanpin Co., Ltd.	151,000	62,528
Hey Song Corp.	765,000	400,987
Highwealth Construction Corp.	1,037,871	1,289,013
Hitron Technologies, Inc.	177,659	89,105
*Ho Tung Holding Corp.	1,003,818	455,055
*Hocheng Corp.	542,700	167,982
*Hold-Key Electric Wire & Cable Co., Ltd.	337,079	221,213
*Holtek Semiconductor, Inc.	103,000	115,287
Hong Tai Electric Industrial Co., Ltd.	567,000	225,790

146

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
*Hong Yi Fiber Industry Co., Ltd.	158,320	$36,794
*Honmyue Enterprise Co., Ltd.	139,080	26,689
Hsin Kuang Steel Co., Ltd.	399,442	314,367
Hsing Ta Cement Co., Ltd.	620,000	189,312
*Hua Eng Wire & Cable Co., Ltd.	988,565	314,039
*Huaku Development Co., Ltd.	180,000	426,848
*Huang Hsiang Construction Corp.	194,800	361,920
Hung Ching Development & Construction Co., Ltd.	449,000	222,078
Hung Poo Construction Corp.	490,658	707,985
*Hwa Fong Rubber Co., Ltd.	471,670	189,290
*Ichia Technologies, Inc.	26,000	13,597
I-Chiun Precision Industry Co., Ltd.	258,313	334,867
*ICP Electronics, Inc.	45,000	45,503
*Inernational Semiconductor Technology, Ltd.	45,000	14,391
Infortrend Technology, Inc.	439,164	659,533
ITE Technology, Inc.	186,408	347,780
*Jess-Link Products Co., Ltd.	71,000	149,456
*Jui Li Enterprise Co., Ltd.	346,080	91,749
K Laser Technology, Inc.	295,693	158,238
Kang Na Hsiung Co., Ltd.	305,020	207,387
*Kao Hsing Chang Iron & Steel Corp.	784,000	138,923
Kaulin Manufacturing Co., Ltd.	274,330	123,371
Kee Tai Properties Co., Ltd.	830,997	415,561
Kenda Rubber Industrial Co., Ltd.	831,751	982,427
*King Slide Works Co., Ltd.	4,000	20,725
King Yuan Electronics Co., Ltd.	2,116,979	817,088
Kingdom Construction Co., Ltd.	889,000	665,561
*King’s Town Bank	1,795,701	427,572
*King’s Town Construction Co., Ltd.	545,359	451,091
*Kinpo Electronics, Inc.	2,658,157	696,738
Kinsus Interconnect Technology Corp.	205,000	513,896
Knowledge-Yield-Excellence Systems Corp.	415,904	384,532
Kung Long Batteries Industrial Co., Ltd.	64,000	79,361
*Kuoyang Construction Co., Ltd.	687,000	329,327
*Kwong Fong Industries Corp.	996,000	240,485
*Lan Fa Textile Co., Ltd.	618,423	167,509
*Lead Data Co., Ltd.	494,858	93,367
Leader Electronics, Inc.	58,081	39,812
*Leadtek Research, Inc.	6,961	1,431
*Lealea Enterprise Co., Ltd.	1,198,050	247,157
Lee Chang Yung Chemical Industry Corp.	1,296,619	1,438,027
Lee Chi Enterprises Co., Ltd.	326,000	110,114
*Leofoo Development Co., Ltd.	507,000	266,573
Les Enphants Co., Ltd.	318,800	317,118
*Li Peng Enterprise Co., Ltd.	967,824	393,832
Lien Hwa Industrial Corp.	1,183,783	542,046
Lingsen Precision Industries, Ltd.	506,506	175,371
*Lite-On Semiconductor Corp.	152,000	99,724
*Long Bon International Co., Ltd.	797,945	279,634
*Long Chen Paper Co., Ltd.	866,062	276,169
*Lucky Cement Corp.	620,000	153,200
*Lumax International Corp., Ltd.	41,100	72,212
Makalot Industrial Co., Ltd.	237,202	418,879
*Mayer Steel Pipe Corp.	282,160	160,650
Maywufa Co., Ltd.	67,632	34,619
Meiloon Co., Ltd.	399,053	146,676
*Mercuries & Associates, Ltd.	987,477	415,136
Merida Industry Co., Ltd.	432,170	696,159
Merry Electronics Co., Ltd.	31,363	52,347
Microelectronics Technology, Inc.	672,315	283,804
Micro-Star International Co., Ltd.	1,802,075	1,077,540

147

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Min Aik Technology Co., Ltd.	224,317	$249,303
Mirle Automation Corp.	250,568	202,671
Mitac International Corp.	1,126,000	526,629
*Mobiletron Electronics Co., Ltd.	135,000	100,232
*Mospec Seminconductor Corp.	117,000	53,815
*Mustek Systems, Inc.	129,119	23,926
Nak Sealing Technologies Corp.	121,954	107,182
*Namchow Chemical Industrial Co., Ltd.	473,000	296,283
*Nankang Rubber Tire Co., Ltd.	1,011,622	1,007,217
Nantex Industry Co., Ltd.	455,135	288,152
National Petroleum Co., Ltd.	455,824	471,675
*New Asia Construction & Development Co., Ltd.	133,618	28,618
*Ocean Plastics Co., Ltd.	342,200	231,991
*Optimax Technology Corp.	674	37
Opto Tech Corp.	789,886	576,175
Oriental Union Chemical Corp.	1,095,788	753,268
*Pacific Construction Co., Ltd.	1,054,000	131,460
Pan Jit International, Inc.	463,318	312,952
Pan-International Industrial Corp.	452,088	658,763
PC Home Online	49,000	101,313
Phihong Technology Co., Ltd.	585,001	500,029
*Phoenix Precision Technology Corp.	499,000	336,398
*Picvue Electronics, Ltd.	72,760	—
Pihsiang Machinery Mfg. Co., Ltd.	262,534	538,971
*Potrans Electrical Corp.	228,000	30,565
*President Securities Corp.	739,000	432,469
*Prince Housing & Development Corp.	1,616,398	701,188
*Procomp Informatics, Ltd.	21,675	—
*Prodisc Technology, Inc.	1,707,199	36,073
Promise Technology, Inc.	232,309	164,330
*Protop Technology Co., Ltd.	192,000	1,240
*Quintain Steel Co., Ltd.	459,750	107,566
*Radium Life Tech Corp.	837,999	619,215
Ralec Electronic Corp.	92,405	115,268
*Rectron, Ltd.	178	26
*Rexon Industrial Corp., Ltd.	469,000	143,368
*Ritek Corp.	4,755,000	1,132,990
Ruentex Development Co., Ltd.	886,000	993,587
*Ruentex Industries, Ltd.	1,279,000	2,087,604
*Sainfoin Technology Corp.	131,260	—
*Sampo Corp.	1,721,124	270,618
San Fang Chemical Industry Co., Ltd.	316,522	372,174
*Sanyang Industrial Co., Ltd.	1,402,046	562,068
Sanyo Electric Co., Ltd.	503,000	503,916
SDI Corp.	274,000	320,411
Senao International Co., Ltd.	375,541	505,764
Sheng Yu Steel Co., Ltd.	552,980	379,027
*Shih Wei Navigation Co., Ltd.	171,000	234,104
Shihlin Electric & Engineering Corp.	895,000	1,076,097
*Shihlin Paper Corp.	418,000	821,773
Shin Shin Co., Ltd.	49,000	36,074
*Shin Zu Shing Co., Ltd.	3,000	13,711
*Shinkong Co., Ltd.	542,131	276,278
Shinkong Synthetic Fibers Co., Ltd.	2,321,961	573,162
*Shuttle, Inc.	290,152	205,259
Sigurd Microelectronics Corp.	424,974	212,650
*Silicon Integrated Systems Corp.	1,939,000	918,138
Silitech Technology Corp.	247,651	770,913
Sincere Navigation Corp.	24,786	27,553
*Sinkang Industries Co., Ltd.	259,805	112,946
*Sinkong Spinning Co., Ltd.	469,542	438,634

148

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Sinon Corp.	556,510	$220,392
*Sintek Photronics Corp.	1,044,508	541,409
Sinyi Realty, Inc.	317,474	528,277
Sitronix Technology Corp.	57,000	95,063
Siward Crystal Technology Co., Ltd.	201,013	81,307
Solomon Technology Corp.	281,138	116,216
*Sonix Technology Co., Ltd.	94,000	175,192
South East Soda Manufacturing Co., Ltd.	279,250	243,958
*Southeast Cement Co., Ltd.	899,700	305,827
SPI Electronic Co., Ltd.	281,556	296,782
Springsoft, Inc.	123,000	107,741
Standard Chemical & Pharmaceutical Co., Ltd.	212,685	177,941
Standard Foods Taiwan, Ltd.	533,655	583,409
Stark Technology, Inc.	226,860	128,926
Sunonwealth Electric Machine Industry Co., Ltd.	339,486	203,445
*Sunplus Technology Co., Ltd.	80,000	66,326
Sunrex Technology Corp.	612,736	629,701
*Syscom Computer Engineering Co.	30,000	9,226
Sysware Systex Corp.	261,388	324,937
T JOIN Transportation Co., Ltd.	802,000	498,656
*Ta Chen Stainless Pipe Co., Ltd.	30,197	20,689
*Ta Chong Bank, Ltd.	3,172,212	623,254
*Ta Ya Electric Wire & Cable Co., Ltd.	884,858	203,624
Ta Yih Industrial Co., Ltd.	194,000	176,153
Tah Hsin Industrial Corp.	447,000	310,669
Ta-I Technology Co., Ltd.	241,946	171,547
Taichung Commercial Bank	2,300,841	569,823
Tainan Enterprises Co., Ltd.	263,370	185,629
*Tainan Spinning Co., Ltd.	2,480,000	915,333
*Taisun Enterprise Co., Ltd.	542,000	208,155
*Taita Chemical Co., Ltd.	452,170	185,948
Taiwan Acceptance Corp.	229,480	215,370
*Taiwan Cogeneration Corp.	355,000	172,341
*Taiwan Fire & Marine Insurance Co., Ltd.	529,602	414,663
*Taiwan Flourescent Lamp Co., Ltd.	176,000	16,126
Taiwan Hon Chuan Enterprise Co., Ltd.	337,311	543,905
Taiwan Kai Yih Industrial Co., Ltd.	242,396	143,248
*Taiwan Kolin Co., Ltd.	1,356,000	—
*Taiwan Life Insurance Co., Ltd.	964,816	862,849
Taiwan Line Tek Electronic Co., Ltd.	77,214	116,889
Taiwan Mask Corp.	528,720	181,281
Taiwan Navigation Co., Ltd.	598,777	807,921
Taiwan Paiho Co., Ltd.	438,253	271,037
*Taiwan Pulp & Paper Corp.	618,000	180,710
Taiwan Sakura Corp.	423,437	176,435
Taiwan Secom Co., Ltd.	710,332	1,085,807
Taiwan Sogo Shinkong Security Co., Ltd.	538,278	346,549
*Taiwan Styrene Monomer Corp.	987,303	411,124
*Taiwan Tea Corp.	825,739	469,504
*Taiyen Biotech Co., Ltd.	438,000	255,595
Teco Electric & Machinery Co., Ltd.	354,000	140,927
*Tecom, Ltd.	447,114	168,016
Ten Ren Tea Co., Ltd.	123,980	132,472
*Test Research, Inc.	78,000	58,644
Test-Rite International Co., Ltd.	794,438	359,107
Thinking Electronic Industrial Co., Ltd.	184,204	278,638
*Thye Ming Industrial Co., Ltd.	267,015	361,191
Ton Yi Industrial Corp.	2,487,280	866,617
*Topco Scientific Co., Ltd.	19,000	18,329
Tsann Kuen Enterprise Co., Ltd.	324,642	267,515
TSRC Corp.	397,000	462,445

149

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
TTET Union Corp.	264,000	$299,703
*Twinhead International Corp.	500	79
TYC Brother Industrial Co., Ltd.	506,910	307,480
*Tycoons Group Enterprise Co., Ltd.	719,000	108,358
*Tyntek Corp.	449,337	393,429
*Tze Shin International Co., Ltd.	329,558	124,391
*Uniform Industrial Corp.	88,823	69,982
*Union Bank of Taiwan	3,105,488	550,169
*Union Insurance Co., Ltd.	79,732	66,560
Unitech Electronics Co., Ltd.	250,804	128,000
*Unitech Printed Circuit Board Corp.	660,303	216,795
United Integration Service Co., Ltd.	446,439	230,378
*Unity Opto Technology Co., Ltd.	130,000	201,359
*Universal Cement Corp.	944,191	447,613
Universal Scientific Industrial Co., Ltd.	1,735,843	856,400
Universal, Inc.	126,690	115,639
UPC Technology Corp.	1,364,071	657,446
*USI Corp.	1,203,000	566,261
Ve Wong Corp.	326,550	246,566
*Veutron Corp.	145,000	9,357
*Visual Photonics Epitacy Co., Ltd.	182,813	363,469
*Wah Lee Industrial Corp.	99,000	113,459
*Walsin Technology Corp., Ltd.	1,100,544	425,947
Wan Hwa Enterprise Co., Ltd.	484,100	206,603
*Waterland Financial Holdings	3,648,021	1,109,797
*Wei Chih Steel Industrial Co., Ltd.	433,000	100,024
*Wei Chuan Food Corp.	737,000	959,302
*Weikeng Industrial Co., Ltd.	36,000	20,034
*Weltrend Semiconductor, Inc.	374,833	281,257
*Winbond Electronics Corp.	1,088,000	200,941
*Wintek Corp.	663,000	441,510
Wistron NeWeb Corp.	313,202	414,187
WPG Holdings Co., Ltd.	244,904	335,058
*WT Microelectronics Co., Ltd.	28,000	18,975
Yageo Corp.	4,968,000	1,369,228
Yeung Cyang Industrial Co., Ltd.	509,170	387,729
Yieh Phui Enterprise Co., Ltd.	2,488,569	807,319
Yosun Industrial Corp.	543,269	488,238
*Yuen Foong Yu Paper Manufacturing Co., Ltd.	2,909,507	1,041,678
*Yulon Nissan Motor Co., Ltd.	157,000	305,157
Yung Chi Paint & Varnish Manufacturing Co., Ltd.	258,869	326,499
Yung Shin Pharmaceutical Industrial Co., Ltd.	406,300	434,545
Yung Tay Engineering Co., Ltd.	729,000	541,407
*Zenitron Corp.	36,000	21,848
*Zig Sheng Industrial Co., Ltd.	809,759	311,254
Zinwell Corp.	452,586	778,484
Zippy Technology Corp.	217,948	101,978
Zyxel Communication Corp.	974,430	670,859

TOTAL TAIWAN		134,178,175

THAILAND — (2.3%)
*ACL Bank PCL (Foreign)	121,000	39,458
Aeon Thana Sinsap (Thailand) PCL (Foreign)	142,500	135,359
Amata Corp. PCL (Foreign)	1,818,700	424,409
*Apex Development PCL (Foreign)	3,536	2,279
Asian Property Development PCL (Foreign) NVDR	2,158,000	361,550
Bangchak Petroleum PCL (Foreign)	709,300	292,845
Bangkok Aviation Fuel Services PCL (Foreign)	854,917	195,665
Bangkok Chain Hospital PCL (Foreign)	2,918,125	422,550
Bangkok Dusit Medical Services PCL (Foreign)	732,500	530,337
Bangkok Expressway PCL (Foreign)	1,170,400	644,289

150

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
THAILAND — (Continued)
Bangkok First Investment & Trust PCL (Foreign)	681,700	$82,395
Bangkok Insurance PCL (Foreign)	84,734	600,807
*Bangkok Land PCL (Foreign) NVDR	21,859,870	385,859
*Bangkok Rubber PCL (Foreign)	14,600	1,083
Big C Supercenter PCL (Foreign)	80,900	101,654
Bumrungrad Hospital PCL (Foreign)	439,300	368,000
Cal-Comp Electronics (Thailand) PCL (Foreign)	3,894,500	405,471
*Central Paper Industry PCL (Foreign)	20	1,257
Central Plaza Hotel PCL (Foreign)	916,100	115,112
Ch. Karnchang PCL (Foreign)	708,100	127,108
*Charoong Thai Wire & Cable PCL (Foreign)	452,700	56,071
*Country Group Securities PCL (Foreign)	4,205,461	132,109
Delta Electronics (Thailand) PCL (Foreign)	649,000	335,907
Dynasty Ceramic PCL (Foreign)	882,400	679,785
Eastern Water Resources Development & Management PCL (Foreign)	2,199,400	248,728
Erawan Group PCL (Foreign)	4,046,270	292,954
*G J Steel PCL (Foreign)	15,187,500	104,506
GMM Grammy PCL (Foreign)	928,000	410,902
Hana Microelectronics PCL (Foreign)	1,281,796	713,281
Hermraj Land & Development PCL (Foreign)	5,290,100	126,614
Home Product Center PCL (Foreign)	6,381,093	797,995
ICC International PCL (Foreign)	204,600	252,498
Indorama Polymers PCL (Foreign)	833,100	299,093
*Italian-Thai Development PCL (Foreign) NVDR	1,244,530	118,403
*ITV PCL (Foreign)	2,785,600	87,506
Jasmine International PCL (Foreign)	2,110,700	29,679
Khon Kaen Sugar Industry PCL (Foreign)	934,800	349,589
Kiatnakin Bank PCL (Foreign) NVDR	764,800	577,747
Kim Eng Securities Thailand PCL (Foreign)	367,600	144,071
*Krungthai Card PCL (Foreign)	576,700	222,571
Laguna Resorts & Hotels PCL (Foreign)	80,500	92,120
Lanna Resources PCL (Foreign)	548,800	244,641
*Loxley PCL (Foreign)	3,228,020	241,438
Major Cineplex Group PCL (Foreign)	1,494,300	326,354
MBK Development PCL (Foreign)	330,900	663,285
*MCOT PCL (Foreign)	1,092,200	741,748
Minor International PCL (Foreign)	3	1
*Muang Thai Insurance PCL (Foreign)	19,588	30,180
Muramoto Electronic (Thailand) PCL (Foreign)	14,000	67,225
*Nation Multimedia Group PCL (Foreign)	106,259	15,895
Padaeng Industry PCL (Foreign) NVDR (6362351)	509,500	275,900
Padaeng Industry PCL (Foreign) NVDR (6666990)	73,800	39,964
Patum Rice Mill & Granary PCL (Foreign)	5,500	7,734
Polyplex PCL (Foreign)	1,057,800	181,970
Precious Shipping PCL (Foreign)	480,900	266,168
*Preuksa Real Estate PCL (Foreign)	1,330,300	620,873
Property Perfect PCL (Foreign)	1,745,800	208,921
Quality Houses PCL (Foreign)	11,876,300	888,280
*Regional Container Lines PCL (Foreign)	1,112,300	362,725
Robinson Department Store PCL (Foreign)	1,875,025	524,502
Rojana Industrial Park PCL (Foreign)	1,122,800	345,994
Saha Pathana Inter-Holding PCL (Foreign)	350,000	182,722
Saha-Union PCL (Foreign)	636,600	342,821
*Sahaviriya Steel Industries PCL (Foreign)	23,578,500	881,769
Samart Corporation PCL (Foreign)	1,676,200	303,396
Samart I-Mobile PCL (Foreign)	9,503,000	497,539
Sansiri PCL (Foreign)	2,621,166	316,814
SC Asset Corp. PCL (Foreign)	580,100	197,850
SE-Education PCL (Foreign)	138,900	31,998
Serm Suk PCL (Foreign)	10,000	4,547
*Shinawatra Satellite PCL (Foreign)	615,700	140,916

151

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
THAILAND — (Continued)
*Siam Future Development PCL (Foreign)	440,000	$41,071
Siam Makro PCL (Foreign)	355,600	848,440
*Sino-Thai Engineering & Construction PCL (Foreign)	694,700	138,213
Sri Trang Agro Industry PCL (Foreign)	370,998	183,140
Supalai PCL (Foreign)	2,640,533	442,393
*Tata Steel (Thailand) PCL (Foreign)	8,945,300	567,361
Thai Carbon Black PCL (Foreign)	87,900	47,599
Thai Plastic & Chemicals PCL (Foreign)	1,357,900	739,380
Thai Reinsurance PCL (Foreign)	1,484,700	220,317
Thai Stanley Electric (Thailand) PCL (Foreign)	127,600	400,838
Thai Union Frozen Products PCL (Foreign)	533,900	443,253
Thai Vegetable Oil PCL (Foreign)	1,087,875	517,493
Thai Wacoal PCL (Foreign)	78,000	91,010
Thanachart Capital PCL (Foreign)	2,034,100	1,198,856
Thoresen Thai Agencies PCL (Foreign)	327,500	262,098
Ticon Industrial Connection PCL (Foreign)	1,026,600	299,457
*Tipco Asphalt PCL (Foreign)	352,190	305,565
TIPCO Foods (Thailand) PCL (Foreign)	642,282	93,004
Tisco Financial Group PCL (Foreign)	655,900	423,858
*TPI Polene PCL (Foreign)	933,860	268,214
*True Corp. PCL (Foreign)	4,526,000	468,510
*Tycoons Worldwide Group PCL (Foreign)	804,700	142,041
Univanich Palm Oil PCL (Foreign)	30,000	69,559
Univentures PCL (Foreign)	1,801,100	120,702
Vanachai Group PCL (Foreign)	2,463,066	160,643
Vinythai PCL (Foreign)	2,273,034	445,426

TOTAL THAILAND		29,202,227

TURKEY — (2.6%)
*Acibadem Saglik Hizmetleri ve Ticares A.S.	—	2
Adana Cimento Sanayi Ticaret A.S.	532,137	214,520
*Adana Cimento T.A.S.	45,000	183,023
Afyon Cimento Sanayii Ticaret A.S.	66	66,086
*Ak-Al Tekstil A.S.	—	—
Akcansa Cimento Sanayi ve Ticaret A.S.	324,378	1,284,615
Akenerji Elektrik Uretim A.S.	80,193	719,650
*Aksa Akrilik Kimya Sanayii A.S.	142,045	152,966
Aksigorta A.S.	294,017	887,960
*Aksu Iplik Dokuma ve Boya Apre Fabrikalari A.S.	—	—
*Aktas Elektrik Ticaret A.S.	370	36,920
Alarko Holding A.S.	129,551	326,344
*Albaraka Turk Katilim Bankasi AS	413,352	641,314
*Alcatel Telekomunikasyon Endustri ve Ticaret A.S.	1	1
*Alternatifbank A.S.	1	1
*Altinyildiz mensucat ve Konfeksiyon Fabrikalari A.S.	1	2
Anadolu Anonim Turk Sigorta Sirketi A.S.	522,746	431,479
*Anadolu Cam Sanayii A.S.	574,121	664,191
Anadolu Hayat Sigorta A.S.	84,165	221,800
*Anadolu Isuzu Otomotiv Sanayi ve Ticaret A.S.	1	4
*Arcelik A.S.	140,494	458,805
*Aselsan Elektronik Sanayi Ve Ticaret A.S.	55,044	222,621
Ayen Enerji A.S.	133,075	231,729
Aygaz A.S.	216,147	765,640
Bagfas Bandirma Gubre Fabrikalari A.S.	7,343	391,617
*Banvit Bandirma Vitaminli Yem Sanayii Ticaret A.S.	158,502	341,119
*Bati Anabolu Cimento A.S.	121,578	482,727
*Bati Soeke Cimento Sanayi A.S.	1	—
Bolu Cimento Sanayii A.S.	214,724	250,472
*Borusan Mannesmann Boru Sanayi A.S.	29,797	225,800
*Boyner Buyuk Magazacilik A.S.	189,233	135,084
Bursa Cimento Fabrikasi A.S.	173,040	578,900

152

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TURKEY — (Continued)
Celebi Hava Servisi A.S.	36,194	$253,211
Cemtas Celik Makina Sanayi ve Ticaret A.S.	—	—
Cimsa Cimento Sanayi ve Ticaret A.S.	228,659	987,967
*Dentas Ambalaj ve Kagit Sanayi A.S.	1	—
*Deva Holding A.S.	194,391	448,727
*Dogan Gazetecilik A.S.	98,158	191,413
*Dogan Yayin Holding A.S.	410,154	285,279
*Dogus Otomotiv Servis ve Ticaret A.S.	563,686	1,741,359
*Ege Plstik Ticaret ve Sanayi A.S.	1	—
*EGE Seramik Sanayi ve Ticaret A.S.	—	—
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	1,730,297	1,788,239
*Fortis Bank A.S.	1	1
*Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.	302	27,918
*Global Yatirim Holding A.S.	388,675	207,699
*Goldas Kuyumculuk Sanayi A.S.	49,862	31,034
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	7,128	179,301
Goodyear Lastikleri T.A.S.	21,850	166,802
*GSD Holding A.S.	427,556	264,576
*Gubre Fabrikalari Ticaret A.S.	30,478	149,054
*Gunes Sigorta A.S.	143,245	185,039
*Hektas Ticaret T.A.S.	16,327	9,291
*Hurriyet Gazetecilik ve Matbaacilik A.S.	516,032	550,169
*Ihlas Ev Aletleri Imalat Sanayi ve Ticaret A.S.	305,120	218,039
*Ihlas Holding A.S.	410,855	138,624
*Izmir Demir Celik Sanayii A.S.	137,998	209,714
*Kardemir Karabuk Demir Sanayi ve Ticaret A.S.	837,370	455,346
Karton Sanayi ve Ticaret A.S.	980	48,859
Konya Cimento Sanayii A.S.	4,921	179,492
*Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret A.S.	156,178	246,535
*Koza Anadolu Metal Madencilik Isletmeleri A.S.	158,000	410,252
Mardin Cimento Sanayii ve Ticaret A.S.	166,618	800,027
*Marmari Marti Otel Isletmeleri A.S.	—	—
Marshall Boya ve Vernik Sanayii A.S.	1	7
*Medya Holdings A.S.	15,849	—
*Menderes Tekstil Sanayi ve Ticaret A.S.	—	—
*Mudurnu Tavukculuk A.S.	1,740	521
*Nergis Holding A.S.	1,784	4,391
*Net Holding A.S.	550,177	217,584
*Net Turizm Ticaret ve Sanayi A.S.	9,397	7,431
Nortel Networks Netas Telekomuenikasyon A.S.	13,916	409,313
Otobus Karoseri Sanayi A.S.	39,067	367,548
*Park Elektrik Madencilik Sanayi Ve Ticaret A.S.	58,000	112,729
*Petkim Petrokimya Holding A.S.	172,124	829,779
Pinar Sut Mamulleri Sanayii A.S.	155,270	664,178
*Raks Elektronik Sanayi ve Ticaret A.S.	2,730	1,435
*Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.	86,251	152,228
*Sekerbank T.A.S.	241,845	401,892
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	353,435	538,746
*Sonmez Filament Sentetik Iplik ve Elyaf Sanayi A.S.	—	—
*Tat Konserve Sanayii A.S.	144,018	296,100
*TAV Havalimanlari Holding A.S.	152,500	417,027
*Tekfen Holding A.S.	311,586	892,185
*Tekstil Bankasi A.S.	181,377	125,317
*Tire Kutsan Oluklu Mukavva Kutu Ve Kagit Sanayii A.S.	141,425	223,483
Tofas Turk Otomobil Fabrikasi A.S.	306,405	769,799
*Trakya Cam Sanayii A.S.	351,036	412,760
Turcas Petrol A.S.	144,981	443,230
*Turk Demir Dokum Fabrikalari A.S.	1	3
*Turk Ekonomi Bankasi A.S.	528,459	777,761
*Turk Hava Yollari A.S.	528,355	1,475,045
*Turk Sise ve Cam Fabrikalari A.S.	631,330	662,546

153

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TURKEY — (Continued)
*Turk Traktor ve Ziraat Makineleri A.S.	18,530	$96,545
*Turkiye Sinai Kalkinma Bankasi A.S.	543,470	532,362
Ulker Biskuvi Sanayi A.S.	125,020	292,441
*Uzel Makina Sanayii A.S.	172,635	89,576
*Vakif Finansal Kiralama A.S.	1	2
*Vestel Beyaz Esya Sanayi ve Ticaret A.S.	64,926	139,994
*Vestel Elektronik Sanayi ve Ticaret A.S.	190,016	296,217
Yapi Kredi Sigorta A.S.	102,412	630,298
*Zorlu Enerji Elektrik Uretim A.S.	185,560	354,572

TOTAL TURKEY		32,724,404

TOTAL COMMON STOCKS		1,107,325,669

PREFERRED STOCKS — (4.6%)
BRAZIL — (4.6%)
Banco Alfa de Investimento SA	3,200	12,825
Banco Mercantil do Brasil SA	6,500	47,045
Bardella SA Industrias Mecanicas	1,100	87,795
*Braskem SA Preferred A Sponsored ADR	301,000	3,949,120
Centrais Electricas de Santa Catarina SA	57,900	1,154,647
#Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	38,000	2,298,620
Companhia de Tecidos Norte de Minas	144,942	478,862
Companhia Energetica do Ceara Coelce Series A	63,400	991,525
Companhia Paranaense de Energia-Copel Series B	171,200	2,982,589
#Companhia Paranaense de Energia-Copel Sponsored ADR	15,800	278,080
Confab Industrial SA	483,613	1,422,068
Contax Participacoes SA	17,700	793,767
Eletropaulo Metropolita SA Preferred A	184,200	3,485,119
*Empressa Metropolitanade Aguas e Energia SA	24,000	164,850
*Energisa SA	138,800	160,736
Forjas Taurus SA	181,082	713,391
Fras-Le SA	20,200	46,211
*Gol Linhas Aereas Inteligentes SA	91,900	939,033
*Industria de Bebidas Antarctica Polar SA	23,000	34,273
*Inepar Industria e Construcoes SA	11,690	271,479
Klabin SA	1,412,700	3,368,154
Lojas Americanas SA	488,403	3,185,599
Mahle-Metal Leve SA Industria e Comercio	28,666	349,050
Marcopolo SA	335,800	1,155,170
*Net Servicos de Comunicacao SA	400,902	4,940,726
Net Servicos de Comunicacao SA Preferred ADR	176,445	2,168,509
*Paranapanema SA	269,523	1,070,993
Randon e Participacoes SA	213,000	1,609,349
Rasip Agro-Pastoril SA	51,000	13,317
Sao Paulo Alpargatas SA	24,300	1,103,404
Saraiva SA Livreiros Editores	54,100	902,895
*Sharp SA Equipamentos Eletronicos	30,200,000	343
*Suzano Papel e Celullose SA	390,634	3,394,986
Ultrapar Participacoes SA	208,040	9,111,198
Uniao de Industrias Petroquimicas SA Series B	1,321,579	795,228
Vivo Participacoes SA	75,886	1,847,181
#*Votorantim Celulose e Papel SA Sponsored ADR	141,687	1,946,779
Whirlpool SA	301,516	617,889

TOTAL BRAZIL		57,892,805

INDIA — (0.0%)
*Ispat Industries, Ltd.	620,622	41,324

MALAYSIA — (0.0%)
*Malayan United Industries Berhad A1	176,957	11,408

154

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
*Malayan United Industries Berhad A2	176,957	$9,334

TOTAL MALAYSIA		20,742

TOTAL PREFERRED STOCKS		57,954,871

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
*Eternit SA Rights 11/24/09	37,192	33,992

CHILE — (0.0%)
*Empresas La Polar SA Rights 11/27/09	60,740	24,024

CHINA — (0.0%)
*New World China Land, Ltd. Rights 11/11/09	61,000	4,329

MALAYSIA — (0.0%)
*OSK Holdings Berhad Warrants 09/30/12	1,696	40
*Ramunia Holdings Berhad Warrants 12/20/09	1,840	192

TOTAL MALAYSIA		232

PHILIPPINES — (0.0%)
*Security Bank Corp. Rights 11/11/09	86,714	50,992

SOUTH AFRICA — (0.0%)
*Super Group, Ltd. Rights 11/20/09	13,651,864	262,200

SOUTH KOREA — (0.0%)
*Pumyang Construction Co., Ltd. Rights 12/02/09	3,500	67

TAIWAN — (0.0%)
*Tyntek Corp. Rights 12/10/09	29,285	10,085

THAILAND — (0.0%)
*Bangkok Land PCL (Foreign) (B1NBVQ9) Warrants 01/07/10	217,333	65
*Bangkok Land PCL (Foreign) (B2R9Y45) Warrants 01/07/10	8,472,752	40,558
*Nation Multimedia Group PCL (Foreign) Rights 10/09/09	11,806	—
*Rojana Industrial Park PCL (Foreign) Warrants 11/30/14	374,266	68,863
*Sansiri PCL (Foreign) Warrants	1,310,583	—
*Thai Vegetable Oil PCL (Foreign) Warrants 05/18/12	217,575	46,216
*Ticon Industrial Connection PCL (Foreign) Warrants 05/20/11	171,100	16,278

TOTAL THAILAND		171,980

TOTAL RIGHTS/WARRANTS		557,901

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,270,000 FHLMC 6.040%(r), 11/01/36, valued at $1,457,263) to be repurchased at $1,433,023	$1,433	1,433,000

155

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (7.5%)
§@DFA Short Term Investment Fund LP	93,074,091	$93,074,091
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,345,493) to be repurchased at $1,319,119	$1,319	1,319,111

TOTAL SECURITIES LENDING COLLATERAL		94,393,202

TOTAL INVESTMENTS — (100.0%) (Cost $968,312,341)		$1,261,664,643

See accompanying Notes to Financial Statements.

156

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
COMMON STOCKS — (91.3%)
Consumer Discretionary — (16.9%)
*4Kids Entertainment, Inc.	200	$360
#*99 Cents Only Stores	12,430	141,329
*AC Moore Arts & Crafts, Inc.	25,417	121,493
Acme United Corp.	1,030	8,652
*Aldila, Inc.	6,471	19,154
*Alloy, Inc.	16,956	111,570
American Greetings Corp. Class A	73,700	1,499,058
*America’s Car-Mart, Inc.	2,770	57,422
Ameristar Casinos, Inc.	200	2,944
*AnnTaylor Stores Corp.	14,100	182,877
#*Arctic Cat, Inc.	19,566	116,222
*Asbury Automotive Group, Inc.	49,069	477,932
*Ascent Media Corp.	162	2,823
*Atrinsic, Inc.	948	939
*Audiovox Corp. Class A	23,289	150,447
#*AutoNation, Inc.	305,400	5,265,096
*Ballantyne Strong, Inc.	8,032	27,309
#Barnes & Noble, Inc.	38,682	642,508
*Beasley Broadcast Group, Inc.	9,802	33,425
#*Beazer Homes USA, Inc.	9,300	40,827
bebe stores, inc.	1,900	11,894
*Benihana, Inc.	3,200	19,648
*Bluegreen Corp.	14,675	42,117
Blyth, Inc.	4,825	170,950
Bob Evans Farms, Inc.	52,387	1,376,206
#*Bon-Ton Stores, Inc. (The)	14,849	137,353
Books-A-Million, Inc.	21,400	185,324
*Boyd Gaming Corp.	20,700	152,352
#*Brookfield Homes Corp.	39,865	224,440
Brown Shoe Co., Inc.	74,175	769,195
*Brunswick Corp.	112,200	1,063,656
*Build-A-Bear-Workshop, Inc.	25,190	130,484
#*Cabela’s, Inc.	109,175	1,372,330
*Cache, Inc.	9,000	43,290
#*California Coastal Communities, Inc.	3,309	2,780
#Callaway Golf Co.	91,170	623,603
*Canterbury Park Holding Corp.	2,755	19,313
*Caribou Coffee Co., Inc.	3,840	31,450
*Carmike Cinemas, Inc.	9,095	89,404
Carnival Corp.	688,708	20,055,177
*Carriage Services, Inc.	19,056	72,413
*Cavco Industries, Inc.	9,633	292,843
CBS Corp.	16,200	191,160
CBS Corp. Class B	483,866	5,695,103
#*Charming Shoppes, Inc.	26,798	121,395
#*Chico’s FAS, Inc.	190,700	2,278,865
Christopher & Banks Corp.	56,231	342,447
*Churchill Downs, Inc.	3,137	98,439
Cinemark Holdings, Inc.	82,874	960,510
*Coldwater Creek, Inc.	1,100	6,325
#*Collective Brands, Inc.	59,190	1,097,975
Comcast Corp. Class A	3,570,978	51,779,181
Comcast Corp. Special Class A	1,432,185	20,079,234
*Concord Camera Corp.	—	1
#*Conn’s, Inc.	21,820	137,684
#Cooper Tire & Rubber Co.	147,627	2,252,788
#*Core-Mark Holding Co., Inc.	24,894	681,349
*Craftmade International, Inc.	2,799	7,389

157

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
CSS Industries, Inc.	16,792	$340,878
*Culp, Inc.	21,913	126,438
*Cybex International, Inc.	29,933	41,008
#D.R. Horton, Inc.	121,320	1,329,667
*dELiA*s, Inc.	22,143	46,943
*Delta Apparel, Inc.	6,832	60,395
*Destination Maternity Corp.	11,725	235,086
#Dillard’s, Inc.	120,300	1,638,486
*DineEquity, Inc.	49,683	1,051,292
#*Discovery Communications, Inc. (25470F104)	40,480	1,113,200
#*Discovery Communications, Inc. (25470F203)	3,937	108,012
*Discovery Communications, Inc. (25470F302)	163,880	3,936,398
#Disney (Walt) Co.	1,135,556	31,080,168
*Dixie Group, Inc.	11,800	34,220
*Dorman Products, Inc.	12,347	180,513
Dover Motorsports, Inc.	15,200	21,128
#*Drew Industries, Inc.	57,500	1,100,550
#*DSW, Inc.	2,000	38,400
*Duckwall-ALCO Stores, Inc.	700	12,110
Educational Development Corp.	2,100	11,025
#Ethan Allen Interiors, Inc.	20,300	252,938
*Exide Technologies	12,623	77,253
#*Federal Mogul Corp.	6,900	76,935
Finish Line, Inc. Class A	99,209	1,005,979
*Fisher Communications, Inc.	15,023	292,798
*Flanigan’s Enterprises, Inc.	865	4,931
Flexsteel Industries, Inc.	1,719	13,872
Foot Locker, Inc.	177,119	1,856,207
Fortune Brands, Inc.	149,626	5,827,933
FortuNet, Inc.	900	1,224
*Franklin Electronic Publishers, Inc.	4,850	11,931
Fred’s, Inc.	41,937	496,534
Frisch’s Restaurants, Inc.	600	14,070
*Full House Resorts, Inc.	700	1,680
*Furniture Brands International, Inc.	71,463	303,718
*GameTech International, Inc.	5,360	7,129
*Gaming Partners International Corp.	500	2,255
*Gander Mountain Co.	42,828	213,712
Gannett Co., Inc.	31,300	307,366
#*Gaylord Entertainment Co.	28,382	426,581
*Genesco, Inc.	51,445	1,341,171
*G-III Apparel Group, Ltd.	19,700	315,397
*Great Wolf Resorts, Inc.	34,400	114,896
*Group 1 Automotive, Inc.	63,000	1,601,460
Harte-Hanks, Inc.	6,300	73,962
*Hastings Entertainment, Inc.	1,572	6,744
*Haverty Furniture Cos., Inc.	38,589	467,313
*Heelys, Inc.	24,120	53,546
*Helen of Troy, Ltd.	64,389	1,470,645
*Hollywood Media Corp.	28,505	42,758
Hooker Furniture Corp.	4,341	55,608
#*Hot Topic, Inc.	1,540	11,858
*HSN, Inc.	60,525	904,244
*Iconix Brand Group, Inc.	95,450	1,112,947
*Isle of Capri Casinos, Inc.	15,000	116,250
*J. Alexander’s Corp.	9,296	39,415
#J.C. Penney Co., Inc.	214,499	7,106,352
*JAKKS Pacific, Inc.	15,024	213,792
Jarden Corp.	108,050	2,959,490
*Jo-Ann Stores, Inc.	45,950	1,223,189
Johnson Controls, Inc.	3,600	86,112

158

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Johnson Outdoors, Inc.	12,128	$106,120
Jones Apparel Group, Inc.	35,815	640,730
*Kenneth Cole Productions, Inc. Class A	10,174	96,755
*Kid Brands, Inc.	24,676	122,640
KSW, Inc.	446	1,534
#*K-Swiss, Inc. Class A	11,908	97,169
Lacrosse Footwear, Inc.	495	5,811
*Lakeland Industries, Inc.	11,757	86,532
*Lakes Entertainment, Inc.	23,964	58,951
*Landry’s Restaurants, Inc.	23,900	260,510
•*Lazare Kaplan International, Inc.	12,780	31,950
Lennar Corp. Class A	160,100	2,017,260
#*Liberty Global, Inc. Class A	68,111	1,398,319
#*Liberty Global, Inc. Series C	64,637	1,330,229
*Liberty Media Corp. Capital Class A	217,289	4,495,709
*Liberty Media Corp. Capital Class B	6,066	125,809
*Liberty Media Corp. Entertainment Class A	578,364	17,825,178
*Liberty Media Corp. Entertainment Class B	17,188	547,610
*Liberty Media Corp. Interactive Class A	882,463	10,007,130
*Liberty Media Corp. Interactive Class B	35,506	401,573
#*Life Time Fitness, Inc.	10,700	230,585
*Lifetime Brands, Inc.	13,658	82,904
*Lithia Motors, Inc.	37,982	316,770
*Live Nation, Inc.	130,962	872,207
#*Liz Claiborne, Inc.	22,114	126,934
*Lodgian, Inc.	21,628	38,065
*Luby’s, Inc.	46,323	165,373
*M/I Homes, Inc.	37,930	423,678
*Mac-Gray Corp.	13,247	107,698
Macy’s, Inc.	391,800	6,883,926
Marcus Corp.	9,332	109,184
*MarineMax, Inc.	16,594	113,005
*McCormick & Schmick’s Seafood Restaurants, Inc.	15,712	94,586
*Media General, Inc.	20,200	167,458
Men’s Wearhouse, Inc. (The)	82,560	1,912,915
Meredith Corp.	58,650	1,587,069
*Meritage Homes Corp.	56,983	1,039,370
*Modine Manufacturing Co.	42,200	434,660
#*Mohawk Industries, Inc.	98,740	4,229,034
*Morton’s Restaurant Group, Inc.	16,226	60,685
*Movado Group, Inc.	30,500	319,640
*MTR Gaming Group, Inc.	35,575	77,198
*Multimedia Games, Inc.	34,039	167,131
*Nautilus, Inc.	24,965	44,687
*New Frontier Media, Inc.	22,735	44,106
*New York & Co., Inc.	34,900	153,560
News Corp. Class A	1,864,745	21,481,862
#News Corp. Class B	855,872	11,639,859
*O’Charleys, Inc.	28,308	198,439
*Office Depot, Inc.	233,937	1,415,319
*OfficeMax, Inc.	5,000	57,150
*Orbitz Worldwide, Inc.	41,101	214,958
#*Orient-Express Hotels, Ltd.	2,500	21,500
#*Orleans Homebuilders, Inc.	21,771	47,461
#*Outdoor Channel Holdings, Inc.	42,955	297,249
Oxford Industries, Inc.	34,709	671,619
*Palm Harbor Homes, Inc.	2,600	5,746
#*Penske Automotive Group, Inc.	87,002	1,362,451
Pep Boys - Manny, Moe & Jack (The)	81,600	715,632
*Perry Ellis International, Inc.	28,161	384,961
Phillips-Van Heusen Corp.	84,340	3,386,251

159

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Pinnacle Entertainment, Inc.	94,530	$798,778
*Pomeroy IT Solutions, Inc.	10,282	66,730
#*Pulte Homes, Inc.	95,570	861,086
*Quiksilver, Inc.	124,972	248,694
*RC2 Corp.	6,724	87,815
*Red Lion Hotels Corp.	28,076	133,923
*Red Robin Gourmet Burgers, Inc.	41,775	698,060
#Regis Corp.	55,200	896,448
#*Rent-A-Center, Inc.	40,770	748,537
*Retail Ventures, Inc.	80,824	518,082
*Rex Stores Corp.	4,050	50,018
RG Barry Corp.	700	5,992
*Rick’s Cabaret International, Inc.	5,300	38,743
#*Rocky Brands, Inc.	9,337	77,590
#*Royal Caribbean Cruises, Ltd.	322,500	6,524,175
*Rubio’s Restaurants, Inc.	12,912	94,128
*Ruby Tuesday, Inc.	11,600	77,256
*Saga Communications, Inc.	6,520	83,130
*Saks, Inc.	400	2,244
*Salem Communications Corp.	731	2,244
Scholastic Corp.	38,300	952,521
#*Sears Holdings Corp.	137,330	9,319,214
Service Corp. International	260,071	1,786,688
*Shiloh Industries, Inc.	25,710	115,695
*Shoe Carnival, Inc.	31,193	468,207
*Sinclair Broadcast Group, Inc. Class A	99,274	391,140
*Skechers U.S.A., Inc. Class A	49,610	1,082,490
Skyline Corp.	5,123	89,601
Spartan Motors, Inc.	10,400	51,896
Speedway Motorsports, Inc.	71,417	966,986
*Sport Chalet, Inc. Class A	875	1,461
*Sport Chalet, Inc. Class B	400	1,360
Sport Supply Group, Inc.	22,269	229,816
Stage Stores, Inc.	60,550	714,490
*Standard Motor Products, Inc.	23,500	196,460
*Standard Pacific Corp.	19,894	59,682
*Stanley Furniture, Inc.	12,564	98,753
#*Steak n Shake Co. (The)	68,906	802,755
*Steinway Musical Instruments, Inc.	6,246	73,203
Stewart Enterprises, Inc.	27,202	124,585
*Stoneridge, Inc.	17,667	129,852
*Strattec Security Corp.	5,656	79,184
Superior Industries International, Inc.	38,400	509,952
*Syms Corp.	5,500	38,665
#*Systemax, Inc.	7,773	104,780
*Tandy Brands Accessories, Inc.	10,432	41,206
*Tandy Leather Factory, Inc.	500	1,645
*Timberland Co. Class A	3,300	53,394
Time Warner Cable, Inc.	693,942	27,369,072
Time Warner, Inc.	1,534,860	46,229,983
#*Toll Brothers, Inc.	238,999	4,139,463
*Trans World Entertainment Corp.	5,781	7,978
*TRW Automotive Holdings Corp.	153,112	2,396,203
*Tuesday Morning Corp.	100	323
*Tween Brands, Inc.	1,700	14,416
*Unifi, Inc.	163,482	454,480
UniFirst Corp.	14,720	619,712
#*Vail Resorts, Inc.	8,370	288,263
*Valassis Communications, Inc.	12,367	225,450
Washington Post Co.	4,880	2,108,160
#*West Marine, Inc.	22,463	171,168

160

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#Whirlpool Corp.	88,001	$6,299,992
Williams-Sonoma, Inc.	11,805	221,698
*WPT Enterprises, Inc.	1,185	1,315
Wyndham Worldwide Corp.	240,716	4,104,208
*Zale Corp.	72,940	345,006

Total Consumer Discretionary		421,393,214

Consumer Staples — (4.8%)
Andersons, Inc. (The)	9,100	282,373
Archer-Daniels-Midland Co.	487,589	14,686,181
B&G Foods, Inc.	62,773	490,257
Bunge, Ltd.	71,000	4,051,260
*Cagle’s, Inc. Class A	600	2,400
CCA Industries, Inc.	7,023	31,884
*Central European Distribution Corp.	2,400	74,664
*Central Garden & Pet Co.	37,832	375,293
*Central Garden & Pet Co. Class A	15,054	142,411
*Chiquita Brands International, Inc.	70,190	1,136,376
*Constellation Brands, Inc. Class A	91,650	1,449,903
#*Constellation Brands, Inc. Class B	12,715	204,076
Corn Products International, Inc.	63,717	1,795,545
*Craft Brewers Alliance, Inc.	2,446	8,096
CVS Caremark Corp.	866,755	30,596,452
Del Monte Foods Co.	342,870	3,702,996
*Dr Pepper Snapple Group, Inc.	77,894	2,123,390
*Elizabeth Arden, Inc.	2,400	25,560
Farmer Brothers Co.	23,593	445,908
#*Great Atlantic & Pacific Tea Co.	10,300	102,073
Griffin Land & Nurseries, Inc. Class A	1,500	44,535
#*Hain Celestial Group, Inc.	63,205	1,108,616
*HQ Sustainable Maritime Industries, Inc.	10,070	76,230
Imperial Sugar Co.	14,662	183,128
Ingles Markets, Inc.	5,338	82,098
Inter Parfums, Inc.	3,525	43,287
J.M. Smucker Co.	31,800	1,676,814
#Kraft Foods, Inc.	1,077,208	29,644,764
Mannatech, Inc.	14,038	47,729
*MGP Ingredients, Inc.	7,362	31,951
Molson Coors Brewing Co.	190,750	9,341,028
Molson Coors Brewing Co. Class A	1,908	92,624
*NBTY, Inc.	70,000	2,548,700
*Nutraceutical International Corp.	20,022	217,839
*Omega Protein Corp.	34,625	144,040
*Pantry, Inc.	14,500	204,595
*Parlux Fragrances, Inc.	556	1,073
*PC Group, Inc.	3,618	1,809
*Physicians Formula Holdings, Inc.	947	2,074
*Prestige Brands Holdings, Inc.	116,810	789,636
#*Ralcorp Holdings, Inc.	15,700	843,090
Safeway, Inc.	81,400	1,817,662
*Sanfilippo (John B.) & Son, Inc.	9,100	124,852
*Seneca Foods Corp. Class B	300	8,505
#*Smart Balance, Inc.	28,450	150,216
#*Smithfield Foods, Inc.	154,673	2,063,338
#SUPERVALU, Inc.	18,300	290,421
*Susser Holdings Corp.	9,700	115,333
Tasty Baking Co.	10,988	70,433
#Tyson Foods, Inc. Class A	405,030	5,070,976
Universal Corp.	11,590	482,028
#*Winn-Dixie Stores, Inc.	92,300	1,023,607

161

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
*Zapata Corp.	3,064	$20,927

Total Consumer Staples		120,091,056

Energy — (12.8%)
*Adams Resources & Energy, Inc.	6,758	153,407
*Allis-Chalmers Energy, Inc.	58,826	204,714
#Alon USA Energy, Inc.	36,500	306,600
Anadarko Petroleum Corp.	845,068	51,489,993
Apache Corp.	185,830	17,490,320
*Atlas Energy, Inc.	6,800	178,024
*Barnwell Industries, Inc.	5,190	23,615
*Basic Energy Services, Inc.	58,596	410,172
Berry Petroleum Corp. Class A	7,074	179,397
*Bill Barrett Corp.	6,540	202,609
BJ Services Co.	158,482	3,042,854
#*Brigham Exploration Co.	37,193	353,334
*Bristow Group, Inc.	40,500	1,180,575
*Bronco Drilling Co., Inc.	26,439	167,094
Cabot Oil & Gas Corp.	15,905	611,865
*Cal Dive International, Inc.	53,900	413,952
#*Carrizo Oil & Gas, Inc.	4,500	104,310
#Chesapeake Energy Corp.	618,000	15,141,000
Chevron Corp.	9,400	719,476
Cimarex Energy Co.	105,300	4,123,548
*Complete Production Services, Inc.	57,027	543,467
ConocoPhillips	1,496,850	75,111,933
*CREDO Petroleum Corp.	700	6,818
*CVR Energy, Inc.	8,500	89,420
Delek US Holdings, Inc.	68,089	459,601
Devon Energy Corp.	120,755	7,814,056
*Double Eagle Petroleum Co.	3,969	18,773
*Encore Acquisition Co.	44,278	1,641,385
#ENSCO International, Inc.	59,067	2,704,678
#*Exterran Holdings, Inc.	62,389	1,274,607
#General Maritime Corp.	6,600	45,474
*Geokinetics, Inc.	12,504	201,064
*GeoMet, Inc.	64,409	121,089
*GeoResources, Inc.	300	3,327
*Global Industries, Ltd.	15,300	111,537
#*GulfMark Offshore, Inc.	37,045	1,025,035
*Harvest Natural Resources, Inc.	27,900	153,171
#*Helix Energy Solutions Group, Inc.	17,000	233,410
Helmerich & Payne, Inc.	64,234	2,442,177
*Hercules Offshore, Inc.	94,700	485,811
Hess Corp.	73,197	4,006,804
*HKN, Inc.	17,831	58,842
#Holly Corp.	8,300	240,783
*Hornbeck Offshore Services, Inc.	9,800	238,238
#*International Coal Group, Inc.	2,500	10,225
*Key Energy Services, Inc.	16,700	122,077
Lufkin Industries, Inc.	600	34,230
Marathon Oil Corp.	856,737	27,389,882
*Mitcham Industries, Inc.	5,676	41,151
#*Nabors Industries, Ltd.	83,107	1,731,119
*National-Oilwell, Inc.	239,591	9,820,835
*Natural Gas Services Group, Inc.	15,260	257,436
*Newfield Exploration Co.	148,740	6,101,315
*Newpark Resources, Inc.	89,420	269,154
Noble Energy, Inc.	138,742	9,105,637
*Oil States International, Inc.	39,000	1,343,160
*OMNI Energy Services Corp.	1,000	1,420

162

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CONTINUED

	Shares	Value†
Energy — (Continued)
Overseas Shipholding Group, Inc.	31,009	$1,217,103
*OYO Geospace Corp.	2,501	65,651
*Parker Drilling Co.	87,100	452,920
#*Patriot Coal Corp.	13,500	152,550
Patterson-UTI Energy, Inc.	111,625	1,739,118
*Petroleum Development Corp.	4,070	67,969
*PHI, Inc. Non-Voting	23,117	397,150
*PHI, Inc. Voting	200	3,620
*Pioneer Drilling Co.	62,027	414,961
Pioneer Natural Resources Co.	164,693	6,770,529
*Plains Exploration & Production Co.	162,430	4,304,395
#*Pride International, Inc.	64,020	1,892,431
*Rosetta Resources, Inc.	79,112	1,070,385
Rowan Cos., Inc.	44,876	1,043,367
#*SEACOR Holdings, Inc.	36,653	2,978,789
#*Seahawk Drilling, Inc.	4,268	115,236
#Smith International, Inc.	56,185	1,558,010
Southern Union Co.	—	—
*Stone Energy Corp.	44,236	678,138
Sunoco, Inc.	70,498	2,171,338
*Swift Energy Corp.	32,130	680,513
*T-3 Energy Services, Inc.	1,100	22,022
#Tesoro Petroleum Corp.	122,780	1,736,109
*Tetra Technologies, Inc.	13,000	122,980
*TGC Industries, Inc.	787	3,423
Tidewater, Inc.	22,100	920,907
*Toreador Resources Corp.	9,565	81,589
*Trico Marine Services, Inc.	32,915	200,782
*Union Drilling, Inc.	31,871	243,494
#*Unit Corp.	57,000	2,227,560
#*USEC, Inc.	163,200	629,952
Valero Energy Corp.	714,360	12,929,916
#*Western Refining, Inc.	55,400	310,794
*Whiting Petroleum Corp.	69,755	3,934,182
#*Willbros Group, Inc.	3,700	48,618
XTO Energy, Inc.	397,536	16,521,596

Total Energy		319,464,097

Financials — (27.6%)
1st Source Corp.	47,839	708,974
21st Century Holding Co.	19,667	90,272
Abington Bancorp, Inc.	68,562	470,335
Access National Corp.	600	3,636
*Affirmative Insurance Holdings, Inc.	12,124	48,496
*Allegheny Corp.	14,836	3,709,000
Alliance Bancorp, Inc. of Pennsylvania	700	6,024
Allstate Corp.	501,660	14,834,086
*Altisource Portfolio Solutions SA	700	10,675
#American Capital, Ltd.	84,768	227,178
*American Equity Investment Life Holding Co.	88,700	582,759
American Financial Group, Inc.	199,200	4,900,320
*American Independence Corp.	866	3,810
American National Insurance Co.	48,061	4,012,613
*American Safety Insurance Holdings, Ltd.	11,675	173,024
#*AmeriCredit Corp.	224,750	3,966,838
Ameriprise Financial, Inc.	148,012	5,131,576
Ameris Bancorp	35,719	210,385
*AMERISAFE, Inc.	18,913	350,647
*AmeriServe Financial, Inc.	33,075	57,881
*Arch Capital Group, Ltd.	2,438	164,248
*Argo Group International Holdings, Ltd.	34,700	1,178,412

163

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CONTINUED

	Shares	Value†
Financials — (Continued)
Aspen Insurance Holdings, Ltd.	89,116	$2,299,193
#*Asset Acceptance Capital Corp.	6,790	49,363
Associated Banc-Corp.	105,623	1,353,031
#Assured Guaranty, Ltd.	152,510	2,528,616
ASTA Funding, Inc.	4,938	32,245
Atlantic Coast Federal Corp.	4,355	6,315
*Atlantic Southern Financial Group, Inc.	390	679
*Avatar Holdings, Inc.	21,050	343,115
Axis Capital Holdings, Ltd.	14,900	430,461
#*B of I Holding, Inc.	13,154	109,704
Baldwin & Lyons, Inc.	300	6,861
Baldwin & Lyons, Inc. Class B	8,413	191,901
Bancorp Rhode Island, Inc.	1,300	33,176
*Bancorp, Inc.	21,975	112,073
#BancTrust Financial Group, Inc.	34,553	110,915
Bank Mutual Corp.	51,800	363,636
Bank of America Corp.	4,536,955	66,148,804
*Bank of Florida Corp.	23,074	33,688
*Bank of Granite Corp.	24,999	12,999
Bank of New York Mellon Corp.	15,200	405,232
*BankAtlantic Bancorp, Inc.	45,976	67,585
BankFinancial Corp.	43,669	412,235
#Banner Corp.	13,022	39,978
Bar Harbor Bankshares	2,200	62,480
BB&T Corp.	238,480	5,702,057
*Beach First National Bancshares, Inc.	7,596	9,039
Berkshire Hills Bancorp, Inc.	22,974	472,116
#BlackRock, Inc.	11,600	2,511,284
Boston Private Financial Holdings, Inc.	94,618	562,977
Brookline Bancorp, Inc.	60,704	594,292
Cadence Financial Corp.	27,481	45,344
Capital City Bank Group, Inc.	14,196	166,661
Capital One Financial Corp.	401,285	14,687,031
Capital Southwest Corp.	7,359	546,479
CapitalSource, Inc.	9,700	34,532
#*Capitol Bancorp, Ltd.	30,014	67,532
Cardinal Financial Corp.	26,257	213,995
#Carver Bancorp, Inc.	600	4,170
Cascade Financial Corp.	10,277	20,348
Cathay General Bancorp	50,900	449,447
Center Bancorp, Inc.	1,346	10,472
*Center Financial Corp.	40,776	171,667
CenterState Banks of Florida, Inc.	400	3,012
*Central Jersey Bancorp	8,049	39,038
#*Central Pacific Financial Corp.	9,380	13,226
Centrue Financial Corp.	1,000	1,980
Century Bancorp, Inc. Class A	1,206	29,342
CFS Bancorp, Inc.	14,148	66,496
Chemical Financial Corp.	33,175	728,191
*Chicopee Bancorp, Inc.	1,000	12,580
Chubb Corp.	390,477	18,945,944
Cincinnati Financial Corp.	230,743	5,851,642
#*CIT Group, Inc.	25,600	18,432
Citigroup, Inc.	3,545,800	14,502,322
Citizens Community Bancorp, Inc.	10,355	41,731
Citizens South Banking Corp.	1,842	11,126
City National Corp.	37,300	1,405,091
CME Group, Inc.	67,810	20,519,984
#*CNA Financial Corp.	313,566	6,826,332
*CNA Surety Corp.	59,978	867,282
CoBiz Financial, Inc.	37,574	179,228

164

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Codorus Valley Bancorp, Inc.	115	$679
Colony Bankcorp, Inc.	300	1,635
Columbia Banking System, Inc.	49,127	722,167
#Comerica, Inc.	195,322	5,420,186
Commonwealth Bankshares, Inc.	1,300	5,720
Community Bank System, Inc.	1,686	31,376
*Community West Bancshares	400	1,098
Compass Diversified Holdings	22,392	229,070
#*CompuCredit Holdings Corp.	89,574	293,803
#*Conseco, Inc.	60	313
*Cowen Group, Inc.	4,400	33,220
*Crescent Financial Corp.	19,040	77,493
#CVB Financial Corp.	2,102	16,837
Danvers Bancorp, Inc.	3,600	49,428
*Dearborn Bancorp, Inc.	4,983	2,442
Delphi Financial Group, Inc. Class A	68,878	1,494,653
Discover Financial Services	719,953	10,180,135
Donegal Group, Inc. Class A	39,155	571,663
Donegal Group, Inc. Class B	300	5,253
#*Doral Financial Corp.	11,332	32,183
East West Bancorp, Inc.	100,365	906,296
Eastern Insurance Holdings, Inc.	23,777	167,866
Eastern Virginia Bankshares, Inc.	300	2,187
EMC Insurance Group, Inc.	20,727	426,562
*Encore Bancshares, Inc.	5,200	40,040
*Encore Capital Group, Inc.	38,372	574,429
Endurance Specialty Holdings, Ltd.	76,288	2,745,605
*Enstar Group, Ltd.	900	54,900
Enterprise Bancorp, Inc.	600	6,402
Enterprise Financial Services Corp.	18,728	159,750
ESB Financial Corp.	1,000	11,660
ESSA Bancorp, Inc.	21,670	259,390
Evans Bancorp, Inc.	400	5,008
Everest Re Group, Ltd.	22,900	2,003,521
F.N.B. Corp.	135,507	959,390
Farmers Capital Bank Corp.	1,900	21,128
FBL Financial Group, Inc. Class A	40,435	814,765
Federal Agricultural Mortgage Corp.	4,457	35,790
Federal Agricultural Mortgage Corp. Class A	177	1,066
Fidelity Bancorp, Inc.	400	2,370
Fidelity National Financial, Inc.	246,259	3,341,735
*Fidelity Southern Corp.	6,391	24,860
Fifth Third Bancorp	911,741	8,150,965
Financial Institutions, Inc.	6,350	67,056
*First Acceptance Corp.	39,006	85,813
First American Corp.	155,240	4,717,744
#First Bancorp (318672102)	106,576	201,429
First Bancorp (318910106)	12,302	166,815
*First Bancshares, Inc. (318687100)	400	3,520
*First Bancshares, Inc. (318916103)	300	2,190
First Busey Corp.	63,046	243,988
First Business Financial Services, Inc.	300	2,787
First Citizens BancShares, Inc.	18,375	2,737,875
First Defiance Financial Corp.	10,257	147,906
First Federal Bancshares of Arkansas, Inc.	1,300	4,888
*First Federal of Northern Michigan Bancorp, Inc.	1,100	2,090
First Financial Holdings, Inc.	2,652	35,775
First Financial Northwest, Inc.	26,672	157,898
First Financial Service Corp.	900	8,244
*First Horizon National Corp.	273,010	3,229,708
First M&F Corp.	100	203

165

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
First Merchants Corp.	28,481	$174,304
First Mercury Financial Corp.	16,714	212,268
First Midwest Bancorp, Inc.	58,300	606,320
First Niagara Financial Group, Inc.	191,382	2,457,345
First PacTrust Bancorp, Inc.	900	4,482
First Place Financial Corp.	24,003	72,969
First Security Group, Inc.	17,516	47,293
First South Bancorp, Inc.	1,699	17,992
#*First State Bancorporation	4,530	4,439
First United Corp.	600	6,600
*FirstCity Financial Corp.	5,952	40,176
Flagstone Reinsurance Holdings, Ltd.	22,733	248,926
Flushing Financial Corp.	47,920	538,142
#FNB United Corp.	20,931	34,536
*Forest City Enterprises, Inc. Class A	8,900	77,608
*FPIC Insurance Group, Inc.	10,398	351,764
Fulton Financial Corp.	169,790	1,402,465
German American Bancorp, Inc.	13,358	200,904
GFI Group, Inc.	16,600	85,490
Goldman Sachs Group, Inc.	16,500	2,807,805
#Great Southern Bancorp, Inc.	10,762	246,665
#*Greene Bancshares, Inc.	25,523	105,665
*Greenlight Capital Re, Ltd.	5,300	98,898
GS Financial Corp.	400	6,000
*Guaranty Bancorp	111,190	145,659
*Guaranty Federal Bancshares, Inc.	1,684	10,188
*Hallmark Financial Services, Inc.	27,334	209,652
Hampden Bancorp, Inc.	5,786	62,778
#Hampton Roads Bankshares, Inc.	12,469	25,561
*Hanmi Financial Corp.	4,001	6,122
Hanover Insurance Group, Inc.	94,280	3,965,417
Harleysville National Corp.	66,871	385,177
*Harrington West Financial Group, Inc.	400	272
*Harris & Harris Group, Inc.	60,335	258,837
#Hartford Financial Services Group, Inc.	358,609	8,793,093
HCC Insurance Holdings, Inc.	163,623	4,318,011
Heartland Financial USA, Inc.	13,016	167,125
*Heritage Commerce Corp.	26,836	70,847
*Heritage Financial Corp.	8,911	111,477
HF Financial Corp.	400	4,360
*Hilltop Holdings, Inc.	38,627	457,344
Hingham Institution for Savings	500	14,813
*HMN Financial, Inc.	3,996	22,857
Home Federal Bancorp, Inc.	29,247	337,803
HopFed Bancorp, Inc.	4,019	40,753
Horace Mann Educators Corp.	54,928	682,755
Horizon Bancorp	300	4,950
Huntington Bancshares, Inc.	257,100	979,551
IBERIABANK Corp.	1,140	49,373
Independence Holding Co.	22,770	126,374
Independent Bank Corp. (453836108)	27,357	581,883
Independent Bank Corp. (453838104)	38,685	45,648
Infinity Property & Casualty Corp.	32,000	1,237,440
Integra Bank Corp.	20,387	17,533
#*Intervest Bancshares Corp.	4,036	13,359
Invesco, Ltd.	204,200	4,318,830
*Investment Technology Group, Inc.	4,490	96,849
*Investors Bancorp, Inc.	8,766	95,023
Investors Title Co.	1,100	34,100
Jones Lang LaSalle, Inc.	25,800	1,208,730
JPMorgan Chase & Co.	2,495,918	104,254,495

166

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Kentucky First Federal Bancorp	3,100	$32,581
#KeyCorp	380,192	2,049,235
*LaBranche & Co., Inc.	2,500	6,900
Lakeland Bancorp, Inc.	14,567	88,567
Lakeland Financial Corp.	1,997	41,078
Landmark Bancorp, Inc.	1,543	24,788
Legacy Bancorp, Inc.	22,079	211,075
Legg Mason, Inc.	119,817	3,487,873
*Leucadia National Corp.	95,372	2,143,009
Lincoln National Corp.	464,693	11,073,634
LNB Bancorp, Inc.	12,489	69,064
Loews Corp.	747,772	24,751,253
#*Louisiana Bancorp, Inc.	5,606	80,054
LSB Corp.	800	8,384
#M&T Bank Corp.	80,954	5,087,959
#*Macatawa Bank Corp.	33,467	64,257
*Magyar Bancorp, Inc.	500	1,675
MainSource Financial Group, Inc.	50,993	297,289
*Marlin Business Services Corp.	3,393	22,767
Marshall & Ilsley Corp.	114,660	609,991
#*Maui Land & Pineapple Co., Inc.	4,100	25,174
Max Capital Group, Ltd.	47,537	981,639
MB Financial, Inc.	42,349	757,200
*MBIA, Inc.	337,600	1,370,656
MBT Financial Corp.	23,713	48,137
Meadowbrook Insurance Group, Inc.	112,475	756,957
Medallion Financial Corp.	24,860	195,151
#*Mercantile Bancorp, Inc.	282	635
Mercantile Bank Corp.	3,316	11,838
Mercer Insurance Group, Inc.	15,286	284,014
*Meridian Interstate Bancorp, Inc.	1,700	14,620
Meta Financial Group, Inc.	1,601	34,918
MetLife, Inc.	847,339	28,834,946
*Metro Bancorp, Inc.	1,121	13,261
MetroCorp Bancshares, Inc.	2,600	9,360
*MF Global, Ltd.	8,600	61,232
*MGIC Investment Corp.	8,500	36,635
MicroFinancial, Inc.	5,300	17,967
Morgan Stanley	628,799	20,197,024
MutualFirst Financial, Inc.	2,300	14,375
*Nara Bancorp, Inc.	42,957	316,164
*National Financial Partners Corp.	4,200	34,230
National Penn Bancshares, Inc.	44,875	252,198
*National Western Life Insurance Co. Class A	900	158,544
*Navigators Group, Inc.	4,074	216,207
*Nelnet, Inc. Class A	36,200	507,886
*New Century Bancorp, Inc.	600	3,390
New Hampshire Thrift Bancshares, Inc.	2,300	21,275
New Westfield Financial, Inc.	41,439	333,584
#New York Community Bancorp, Inc.	33,564	362,491
NewAlliance Bancshares, Inc.	169,860	1,882,049
*NewBridge Bancorp	6,101	14,642
*Newport Bancorp, Inc.	700	8,680
*NewStar Financial, Inc.	43,749	109,810
*North Valley Bancorp	4,538	12,570
Northeast Community Bancorp, Inc.	18,190	121,873
Northfield Bancorp, Inc.	2,770	34,431
Northrim Bancorp, Inc.	6,315	94,978
NYMAGIC, Inc.	13,520	193,201
NYSE Euronext, Inc.	181,031	4,679,651
OceanFirst Financial Corp.	2,500	23,750

167

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*Ocwen Financial Corp.	2,100	$22,953
Old National Bancorp	2,000	20,740
Old Republic International Corp.	333,632	3,563,190
#Old Second Bancorp, Inc.	25,516	136,511
OneBeacon Insurance Group, Ltd.	24,760	295,139
Osage Bancshares, Inc.	600	4,617
#Pacific Capital Bancorp	80,780	104,206
Pacific Continental Corp.	4,430	48,287
*Pacific Mercantile Bancorp	16,884	50,145
*Pacific Premier Bancorp, Inc.	200	744
#PacWest Bancorp	1,071	18,186
Pamrapo Bancorp, Inc.	2,200	14,850
Parkvale Financial Corp.	500	4,505
PartnerRe, Ltd.	5,900	451,232
#Patriot National Bancorp	2,700	5,170
#*Penson Worldwide, Inc.	33,200	323,700
Peoples Bancorp of North Carolina	300	1,830
Peoples Bancorp, Inc.	19,892	213,640
#*PHH Corp,	91,687	1,481,662
*PICO Holdings, Inc.	6,383	216,639
*Pinnacle Financial Partners, Inc.	27,599	350,507
*PMA Capital Corp.	38,357	183,346
PNC Financial Services Group, Inc.	263,050	12,873,667
Porter Bancorp, Inc.	1,575	25,074
*Preferred Bank	9,898	25,042
Premier Financial Bancorp, Inc.	1,301	8,177
Presidential Life Corp.	23,158	216,064
Princeton National Bancorp, Inc.	1,100	16,544
*ProAssurance Corp.	40,933	2,058,111
Prosperity Bancshares, Inc.	75,055	2,686,218
Protective Life Corp.	75,553	1,454,395
Provident Financial Holdings, Inc.	8,307	58,149
Provident Financial Services, Inc.	97,245	1,045,384
Provident New York Bancorp	79,163	675,260
Prudential Financial, Inc.	430,708	19,480,923
Pulaski Financial Corp.	5,450	40,003
#Radian Group, Inc.	217,050	1,256,720
Regions Financial Corp.	344,216	1,666,005
Reinsurance Group of America, Inc.	169,166	7,798,553
Renasant Corp.	57,659	844,128
*Republic First Bancorp, Inc.	7,211	31,728
Resource America, Inc.	22,388	86,418
*Riverview Bancorp, Inc.	17,187	55,170
Rome Bancorp, Inc.	12,761	106,873
*Royal Bancshares of Pennsylvania, Inc. Class A	900	954
Safety Insurance Group, Inc.	25,435	851,309
Sanders Morris Harris Group, Inc.	56,186	326,441
Sandy Spring Bancorp, Inc.	43,518	503,068
*Seabright Insurance Holdings	54,746	612,060
Seacoast Banking Corp. of Florida	28,781	42,884
Selective Insurance Group, Inc.	82,800	1,268,496
SI Financial Group, Inc.	6,062	26,370
#Simmons First National Corp. Class A	12,255	358,581
Somerset Hills Bancorp	4,111	32,518
South Financial Group, Inc.	2,082	1,666
*Southcoast Financial Corp.	700	2,978
*Southern Community Financial Corp.	29,890	69,644
*Southern First Bancshares, Inc.	900	7,065
Southwest Bancorp, Inc.	32,685	321,620
*Specialty Underwriters’ Alliance, Inc.	2,510	17,118
State Auto Financial Corp.	68,262	1,109,940

168

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
StellarOne Corp.	19,587	$207,818
Sterling Bancshares, Inc.	55,670	310,082
#*Sterling Financial Corp.	10,529	8,423
#*Stewart Information Services Corp.	18,452	164,961
*Stratus Properties, Inc.	3,069	29,156
Student Loan Corp.	1,100	46,255
*Sun Bancorp, Inc.	33,558	136,245
#SunTrust Banks, Inc.	411,103	7,856,178
#*Superior Bancorp	5,062	10,731
Susquehanna Bancshares, Inc.	124,870	688,034
#*SVB Financial Group	3,400	140,250
SWS Group, Inc.	24,945	333,764
#*Taylor Capital Group, Inc.	13,335	76,010
Teche Holding Co.	600	18,630
#*Texas Capital Bancshares, Inc.	25,614	373,196
TF Financial Corp.	600	11,160
*Thomas Weisel Partners Group, Inc.	33,535	151,914
*TIB Financial Corp.	7,112	7,539
*Tidelands Bancshares, Inc.	400	1,400
*TierOne Corp.	10,513	20,921
Timberland Bancorp, Inc.	3,000	13,710
Tower Group, Inc.	2,807	68,996
#TowneBank	4,300	49,622
Transatlantic Holdings, Inc.	91,903	4,641,102
Travelers Cos., Inc. (The)	769,714	38,324,060
*Tree.com, Inc.	4,680	36,551
Trustmark Corp.	50,524	957,430
Umpqua Holdings Corp.	89,305	885,013
Unico American Corp.	1,900	18,962
Union Bankshares Corp.	15,866	195,469
*United America Indemnity, Ltd.	19,928	139,695
United Bankshares, Inc.	2,100	37,485
*United Community Banks, Inc.	67,631	274,582
United Financial Bancorp, Inc.	27,089	348,094
United Fire & Casualty Co.	41,412	723,882
*United PanAm Financial Corp.	14,353	43,059
*United Security Bancshares	339	848
Unitrin, Inc.	90,527	1,774,329
*Unity Bancorp, Inc.	2,925	11,963
Unum Group	530,100	10,575,495
#*Validus Holdings, Ltd.	51,844	1,311,653
#*Virginia Commerce Bancorp, Inc.	36,036	144,865
W. R. Berkley Corp.	80,768	1,996,585
Washington Banking Co.	5,191	48,899
Washington Federal, Inc.	118,236	2,027,747
Washington Trust Bancorp, Inc.	3,300	49,566
*Waterstone Financial, Inc.	1,300	4,433
Webster Financial Corp.	25,570	289,197
Wells Fargo & Co.	529,123	14,561,465
WesBanco, Inc.	32,017	453,041
Wesco Financial Corp.	12,881	4,224,968
West Bancorporation	19,399	85,356
West Coast Bancorp	3,775	8,720
#*Western Alliance Bancorp	28,882	125,637
White Mountains Insurance Group, Ltd.	18,685	5,795,526
*White River Capital, Inc.	300	3,630
#Whitney Holding Corp.	70,532	566,372
Wilmington Trust Corp.	6,400	77,120
Wilshire Bancorp, Inc.	17,744	124,918
#Wintrust Financial Corp.	42,047	1,186,146
#*World Acceptance Corp.	3,300	82,797

169

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
WSB Holdings, Inc.	100	$219
Yadkin Valley Financial Corp.	18,686	68,764
Zenith National Insurance Corp.	1,900	54,207
#Zions Bancorporation	37,412	529,754
*ZipRealty, Inc.	11,417	42,814

Total Financials		689,382,265

Health Care — (4.1%)
*A.D.A.M., Inc.	7,504	24,613
*Adolor Corp.	14,642	21,231
Aetna, Inc.	153,637	3,999,171
#*Affymetrix, Inc.	10,978	57,415
*Albany Molecular Research, Inc.	33,600	273,504
*Allied Healthcare International, Inc.	57,415	152,724
*Allied Healthcare Products, Inc.	1,000	5,470
*Allion Healthcare, Inc.	40,273	259,358
*American Dental Partners, Inc.	23,799	282,970
*AMICAS, Inc.	91,876	289,409
*AMN Healthcare Services, Inc.	26,800	222,976
*Amsurg Corp.	9,300	195,951
Analogic Corp.	2,988	111,572
*AngioDynamics, Inc.	37,093	560,104
*Anika Therapeutics, Inc.	19,285	141,166
*ARCA Biopharma, Inc.	1,740	4,611
*Arena Pharmaceuticals, Inc.	8,200	28,946
*Arrhythmia Research Technology, Inc.	1,200	4,932
*Assisted Living Concepts, Inc.	12,487	258,731
*BioClinica, Inc.	8,850	39,471
*BioScrip, Inc.	60,081	453,011
#*BMP Sunstone Corp.	6,967	25,360
*Boston Scientific Corp.	1,019,920	8,281,750
#*Brookdale Senior Living, Inc.	112,800	1,899,552
*Cambrex Corp.	4,200	25,200
*Cantel Medical Corp.	20,806	334,144
*Capital Senior Living Corp.	45,075	238,447
*Cardiac Science Corp.	32,003	112,011
Cardinal Health, Inc.	208,009	5,894,975
*CareFusion Corp.	43,350	969,740
#*Celera Corp.	39,414	243,973
#*Community Health Systems, Inc.	151,474	4,738,107
*CONMED Corp.	43,239	916,234
#Cooper Cos., Inc.	52,556	1,472,094
*Coventry Health Care, Inc.	24,800	491,784
*Cross Country Healthcare, Inc.	31,940	263,824
*Cutera, Inc.	22,676	204,311
Daxor Corp.	900	12,195
*Digirad Corp.	17,648	43,238
#*Dynacq Healthcare, Inc.	909	2,927
#*Emeritus Corp.	26,084	486,727
*ev3, Inc.	114,429	1,347,974
*Five Star Quality Care, Inc.	9,500	32,775
*Gentiva Health Services, Inc.	13,810	331,440
#*Greatbatch, Inc.	17,658	347,333
*Health Net, Inc.	5,900	87,969
*HealthSpring, Inc.	86,917	1,245,521
*HealthTronics, Inc.	58,694	134,409
*Healthways, Inc.	15,427	248,066
Hill-Rom Holdings, Inc.	85,074	1,666,600
*Hi-Tech Pharmacal Co., Inc.	9,080	165,619
#*Hologic, Inc.	288,724	4,267,341
*Home Diagnostics, Inc.	15,923	99,519

170

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Health Care — (Continued)
#*Humana, Inc.	66,100	$2,484,038
*I-Flow Corp.	5,812	73,347
*IntegraMed America, Inc.	3,874	32,929
Invacare Corp.	10,870	243,814
*InVentiv Health, Inc.	15,200	258,096
*Inverness Medical Innovations, Inc.	45,100	1,714,251
Kewaunee Scientific Corp.	1,631	21,138
*Kindred Healthcare, Inc.	43,118	633,835
*King Pharmaceuticals, Inc.	426,520	4,320,648
*Lannet Co., Inc.	574	3,857
*LCA-Vision, Inc.	29,200	131,400
*LeMaitre Vascular, Inc.	5,200	22,204
#*LifePoint Hospitals, Inc.	82,208	2,328,953
*Martek Biosciences Corp.	10,600	190,376
*Maxygen, Inc.	5,200	29,016
*MedCath Corp.	32,364	265,708
*Medical Action Industries, Inc.	1,524	16,673
*MediciNova, Inc.	623	3,866
Medicis Pharmaceutical Corp. Class A	600	12,702
*MEDTOX Scientific, Inc.	4,767	47,575
*Misonix, Inc.	4,083	10,371
#*Molina Healthcare, Inc.	12,070	225,950
*Nanosphere, Inc.	2,402	16,045
*National Dentex Corp.	400	3,200
*Natus Medical, Inc.	1,300	18,057
*Nighthawk Radiology Holdings, Inc.	11,000	65,890
#*NovaMed, Inc.	27,004	108,826
*NxStage Medical, Inc.	22,100	123,318
Omnicare, Inc.	197,388	4,277,398
*Osteotech, Inc.	24,810	107,179
*Palomar Medical Technologies, Inc.	4,400	44,704
*Par Pharmaceutical Cos., Inc.	27,889	584,832
*PDI, Inc.	15,476	77,690
PerkinElmer, Inc.	6,600	122,826
*Prospect Medical Holdings, Inc.	14,274	57,096
#*Psychiatric Solutions, Inc.	2,600	53,664
*Regeneration Technologies, Inc.	31,152	122,116
*RehabCare Group, Inc.	25,081	470,269
#*Res-Care, Inc.	40,983	493,025
#*Sirona Dental Systems, Inc.	21,400	575,874
*Skilled Healthcare Group, Inc.	29,820	239,753
*SonoSite, Inc.	2,287	56,695
*Spectranetics Corp.	25,700	146,490
*SRI/Surgical Express, Inc.	1,600	3,776
*Sun Healthcare Group, Inc.	15,900	144,372
*SunLink Health Systems, Inc.	1,750	4,112
#*Sunrise Senior Living, Inc.	2,900	12,064
*Symmetry Medical, Inc.	5,028	40,224
Teleflex, Inc.	1,500	74,625
*Theragenics Corp.	21,383	28,867
*Thermo Fisher Scientific, Inc.	321,928	14,486,760
*Tomotherapy, Inc.	2,900	9,628
*Triple-S Management Corp.	9,640	160,988
*Universal American Corp.	85,628	856,280
*Viropharma, Inc.	58,354	439,989
*Vital Images, Inc.	20,279	231,383
*WellCare Health Plans, Inc.	9,700	253,461
*WellPoint, Inc.	440,420	20,594,039
Young Innovations, Inc.	2,660	62,909

Total Health Care		102,257,666

171

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (11.1%)
#*AAR Corp.	5,400	$105,894
*ACCO Brands Corp.	9,019	54,655
Aceto Corp.	9,213	51,040
Aircastle, Ltd.	47,000	372,240
#*AirTran Holdings, Inc.	12,900	54,567
Alamo Group, Inc.	25,037	343,007
*Alaska Air Group, Inc.	59,445	1,528,925
Albany International Corp.	28,323	471,861
Alexander & Baldwin, Inc.	66,441	1,915,494
*Allied Defense Group, Inc.	16,161	101,814
*Allied Motion Technologies, Inc.	262	590
*Altra Holdings, Inc.	3,245	28,459
*Amerco, Inc.	30,877	1,305,171
American Railcar Industries, Inc.	14,200	142,000
*American Reprographics Co.	5,977	35,862
Ameron International Corp.	7,300	430,554
*AMREP Corp.	866	10,539
Apogee Enterprises, Inc.	3,300	43,692
Applied Industrial Technologies, Inc.	53,325	1,078,765
Arkansas Best Corp.	25,200	650,664
#*Armstrong World Industries, Inc.	94,043	3,503,102
*AT Cross Co.	18,431	69,116
*ATC Technology Corp.	23,952	500,597
*Atlas Air Worldwide Holdings, Inc.	1,600	42,064
Baldor Electric Co.	3,280	84,788
Barnes Group, Inc.	42,700	676,795
Barrett Business Services, Inc.	14,200	164,720
*BE Aerospace, Inc.	16,300	288,999
#*BlueLinx Holdings, Inc.	51,324	150,379
*Bowne & Co., Inc.	20,451	133,545
Brady Co. Class A	2,936	79,507
Briggs & Stratton Corp.	50,961	952,971
*BTU International, Inc.	1,900	9,652
*Builders FirstSource, Inc.	49,478	192,469
Burlington Northern Santa Fe Corp.	248,329	18,704,140
#*C&D Technologies, Inc.	29,838	54,604
*CAI International, Inc.	5,100	38,250
Cascade Corp.	5,900	146,556
*Casella Waste Systems, Inc.	5,416	15,111
CDI Corp.	57,209	696,806
*CECO Environmental Corp.	9,578	35,726
*Celadon Group, Inc.	39,349	384,046
#*Cenveo, Inc.	100	708
*Ceradyne, Inc.	3,400	54,808
*Champion Industries, Inc.	4,486	8,165
*Chart Industries, Inc.	3,000	59,310
Chicago Rivet & Machine Co.	300	3,645
CIRCOR International, Inc.	12,350	336,538
*Columbus McKinnon Corp.	58,123	961,936
Comfort Systems USA, Inc.	2,600	28,340
CompX International, Inc.	700	4,921
*Consolidated Graphics, Inc.	33,700	676,022
*Cornell Cos., Inc.	2,500	57,100
Courier Corp.	2,371	35,162
*Covenant Transportation Group, Inc.	6,518	32,851
*CPI Aerostructures, Inc.	5,826	39,850
CSX Corp.	562,627	23,731,607
Ducommun, Inc.	16,159	275,026
*Dycom Industries, Inc.	35,250	348,270
#*Eagle Bulk Shipping, Inc.	1,600	7,584
Eastern Co.	10,193	162,782

172

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
Eaton Corp.	109,451	$6,616,313
Ecology & Environment, Inc. Class A	900	13,050
#Encore Wire Corp.	2,148	44,571
*EnerSys, Inc.	60,439	1,335,702
Ennis, Inc.	43,200	654,480
#*EnPro Industries, Inc.	18,755	423,488
Espey Manufacturing & Electronics Corp.	2,464	47,802
*Esterline Technologies Corp.	24,194	1,018,809
*ExpressJet Holdings, Inc.	1,060	3,180
Federal Signal Corp.	21,047	129,229
FedEx Corp.	184,382	13,402,728
*First Advantage Corp.	14,062	247,491
*Flow International Corp.	3,900	9,399
*Franklin Covey Co.	11,816	61,680
Frozen Food Express Industries, Inc.	8,986	26,059
G & K Services, Inc. Class A	29,714	658,165
*Gardner Denver Machinery, Inc.	3,295	118,323
GATX Corp.	65,445	1,778,795
#*Genco Shipping & Trading, Ltd.	1,100	21,879
*Gencor Industries, Inc.	8,666	64,995
General Electric Co.	2,283,412	32,561,455
*Gibraltar Industries, Inc.	53,888	583,068
*GP Strategies Corp.	16,800	118,272
Great Lakes Dredge & Dock Corp.	65,383	400,798
*Greenbrier Cos., Inc.	13,077	116,124
*Griffon Corp.	45,266	396,983
*H&E Equipment Services, Inc.	66,829	708,387
Hardinge, Inc.	25,790	135,398
Heidrick & Struggles International, Inc.	2,100	57,456
*Herley Industries, Inc.	5,800	65,598
#*Hertz Global Holdings, Inc.	389,227	3,623,703
HNI Corp.	200	5,264
#*Hoku Scientific, Inc.	400	880
Horizon Lines, Inc.	3,300	17,325
*Hudson Highland Group, Inc.	35,619	115,406
#*Hurco Cos., Inc.	6,200	98,580
*ICT Group, Inc.	8,739	138,513
Ingersoll-Rand P.L.C.	309,696	9,783,297
*Insituform Technologies, Inc. Class A	700	14,840
Insteel Industries, Inc.	4,889	54,366
#*Interline Brands, Inc.	74,162	1,082,765
International Shipholding Corp.	8,797	291,621
*Intersections, Inc.	34,678	197,665
#*JetBlue Airways Corp.	152,100	754,416
*Kadant, Inc.	4,057	52,295
#*Kansas City Southern	10,954	265,415
KBR, Inc.	748	15,312
*Kelly Services, Inc. Class A	44,445	492,451
Kennametal, Inc.	10,600	249,736
*Key Technology, Inc.	2,124	23,045
*Kforce, Inc.	18,078	212,055
Kimball International, Inc. Class B	24,527	183,953
*Korn/Ferry International	8,500	135,660
L.S. Starrett Co. Class A	4,097	41,994
L-3 Communications Holdings, Inc.	23,933	1,730,117
*Ladish Co., Inc.	45,562	590,484
Lawson Products, Inc.	1,959	30,462
*Layne Christensen Co.	2,100	54,390
*LECG Corp.	28,048	96,766
*LGL Group, Inc.	400	1,144
*LMI Aerospace, Inc.	11,300	121,701

173

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
LSI Industries, Inc.	24,254	$169,535
*Lydall, Inc.	10,301	51,505
*M&F Worldwide Corp.	29,869	635,612
#Manitowoc Co., Inc. (The)	4,200	38,388
#Manpower, Inc.	40,067	1,899,576
*Marten Transport, Ltd.	31,777	557,369
Masco Corp.	155,344	1,825,292
McGrath Rentcorp	2,900	57,275
*Metalico, Inc.	22,900	92,516
*MFRI, Inc.	7,300	49,056
*Miller Industries, Inc.	18,210	183,010
#*Mobile Mini, Inc.	54,461	789,684
*Moog, Inc.	7,683	191,845
*MPS Group, Inc.	112,578	1,522,055
Mueller Industries, Inc.	18,063	427,371
Mueller Water Products, Inc.	150,535	674,397
NACCO Industries, Inc. Class A	10,965	653,514
National Technical Systems, Inc.	15,400	87,472
Norfolk Southern Corp.	333,288	15,537,887
Northrop Grumman Corp.	211,819	10,618,486
#*Northwest Pipe Co.	12,085	363,758
#*Ocean Power Technologies, Inc.	1,500	9,090
*On Assignment, Inc.	57,765	348,901
*Oshkosh Truck Corp. Class B	61,610	1,925,929
#*Owens Corning, Inc.	152,823	3,378,917
*P.A.M. Transportation Services, Inc.	20,690	160,554
*Park-Ohio Holdings Corp.	5,647	35,124
Pentair, Inc.	3,773	109,794
*PGT, Inc.	7,271	17,959
*Pike Electric Corp.	3,700	46,435
*Pinnacle Airlines Corp.	8,182	49,337
#*Polypore International, Inc.	500	5,480
Portec Rail Products, Inc.	7,087	61,728
*PowerSecure International, Inc.	26,900	223,808
Providence & Worcester Railroad Co.	1,000	11,125
Quanex Building Products Corp.	2,800	41,636
R. R. Donnelley & Sons Co.	182,554	3,665,684
*RCM Technologies, Inc.	16,740	38,000
*Republic Airways Holdings, Inc.	48,800	390,888
Republic Services, Inc.	252,623	6,545,462
*Rush Enterprises, Inc. Class A	31,175	340,431
*Rush Enterprises, Inc. Class B	18,522	169,476
Ryder System, Inc.	89,844	3,643,174
*Saia, Inc.	10,800	158,328
*Sauer-Danfoss, Inc.	6,000	43,200
Schawk, Inc.	51,516	505,887
#*School Specialty, Inc.	27,776	618,016
Seaboard Corp.	2,041	2,757,391
*SIFCO Industries, Inc.	6,623	88,417
SkyWest, Inc.	93,838	1,310,917
*SL Industries, Inc.	300	2,460
Southwest Airlines Co.	1,077,730	9,052,932
*Sparton Corp.	3,557	14,762
*Spherion Corp.	46,700	231,165
#SPX Corp.	13,500	712,530
Standex International Corp.	29,500	518,610
Steelcase, Inc. Class A	85,520	493,450
*Sunair Electronics, Inc.	1,500	4,005
Superior Uniform Group, Inc.	8,978	79,006
*Supreme Industries, Inc.	1,140	2,690
*Sypris Solutions, Inc.	8,651	26,818

174

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
TAL International Group, Inc.	27,396	$324,917
*Tech/Ops Sevcon, Inc.	774	2,167
Technology Research Corp.	11,621	41,836
*Tecumseh Products Co. Class A	11,200	117,040
*Tecumseh Products Co. Class B	1,400	14,518
#Textainer Group Holdings, Ltd.	200	3,012
Timken Co.	131,078	2,887,648
Titan International, Inc.	8,801	73,928
#*Titan Machinery, Inc.	2,900	31,117
Todd Shipyards Corp.	9,546	159,227
*TRC Cos., Inc.	31,413	99,579
Tredegar Industries, Inc.	40,177	547,613
*Trimas Corp.	6,336	28,512
Trinity Industries, Inc.	85,250	1,439,020
Triumph Group, Inc.	7,736	362,122
*Tufco Technologies, Inc.	1,000	2,510
*Tutor Perini Corp.	40,023	706,406
Twin Disc, Inc.	8,794	82,576
Tyco International, Ltd.	456,370	15,311,214
*U.S. Home Systems, Inc.	4,314	10,181
#Union Pacific Corp.	489,811	27,008,179
*United Capital Corp.	300	5,448
#*United Rentals, Inc.	70,481	668,865
*United Stationers, Inc.	100	4,714
Universal Forest Products, Inc.	31,800	1,134,624
*URS Corp.	84,698	3,291,364
*USA Truck, Inc.	15,305	171,875
#*USG Corp.	5,400	70,956
*Valpey Fisher Corp.	1,464	1,786
*Versar, Inc.	6,026	23,140
Viad Corp.	27,199	475,982
Virco Manufacturing Corp.	12,601	35,031
*Volt Information Sciences, Inc.	44,159	358,129
*Waste Services, Inc.	32,675	214,348
Watts Water Technologies, Inc.	53,615	1,514,624
*WCA Waste Corp.	29,254	117,309
Werner Enterprises, Inc.	64,932	1,217,475
*WESCO International, Inc.	2,010	51,376
*Willdan Group, Inc.	1,000	2,540
*Willis Lease Finance Corp.	7,300	92,929

Total Industrials		277,740,615

Information Technology — (6.2%)
*3Com Corp.	78,700	404,518
*Acorn Energy, Inc.	1,230	8,598
*Actel Corp.	22,878	272,706
*ActivIdentity Corp.	60,201	136,656
*Activision Blizzard, Inc.	697,227	7,550,968
*Adaptec, Inc.	166,097	529,849
*Adept Technology, Inc.	700	1,680
*Advanced Analogic Technologies, Inc.	15,762	49,650
Agilysys, Inc.	21,014	98,976
*Amtech Systems, Inc.	10,600	57,240
*Anadigics, Inc.	400	1,284
*Applied Micro Circuits Corp.	65,224	510,052
#*Arris Group, Inc.	198,932	2,041,042
*Arrow Electronics, Inc.	182,170	4,616,188
Astro-Med, Inc.	2,626	16,281
#*ATMI, Inc.	3,100	46,965
*Avid Technology, Inc.	54,450	687,704
*Avnet, Inc.	112,932	2,798,455

175

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Avocent Corp.	70,720	$1,758,806
AVX Corp.	293,831	3,326,167
*Aware, Inc.	22,140	51,808
*AXT, Inc.	17,200	39,732
Bel Fuse, Inc. Class A	4,174	74,130
Bel Fuse, Inc. Class B	20,997	380,046
*Benchmark Electronics, Inc.	93,903	1,577,570
Black Box Corp.	26,600	705,166
*Brightpoint, Inc.	17,400	128,238
#*Brooks Automation, Inc.	91,316	628,254
*BSQUARE Corp.	3,500	8,120
*Cadence Design Systems, Inc.	65,000	397,150
*California Micro Devices Corp.	34,898	104,345
*Cascade Microtech, Inc.	23,771	128,363
*Checkpoint Systems, Inc.	40,000	542,800
*Ciber, Inc.	31,700	102,074
Cognex Corp.	3,890	62,590
Cohu, Inc.	41,402	471,155
*Comarco, Inc.	5,608	17,665
Communications Systems, Inc.	12,053	132,342
*Computer Sciences Corp.	225,553	11,437,793
*Concurrent Computer Corp.	13,740	52,762
*Convergys Corp.	197,364	2,141,399
*CPI International, Inc.	19,208	190,159
*Cray, Inc.	18,873	140,793
*CSP, Inc.	2,414	8,884
CTS Corp.	34,200	306,432
*CyberOptics Corp.	9,134	55,078
*Cypress Semiconductor Corp.	224,209	1,890,082
*Datalink Corp.	5,600	22,288
*Dataram Corp.	11,134	29,950
*DDi Corp.	30,020	121,581
#*DealerTrack Holdings, Inc.	3,829	63,102
*Digi International, Inc.	35,811	284,697
*DSP Group, Inc.	59,734	345,263
*Dynamics Research Corp.	16,586	212,467
*Edgewater Technology, Inc.	15,903	45,324
Electro Rent Corp.	46,027	492,949
*Electro Scientific Industries, Inc.	34,300	375,242
*Electronics for Imaging, Inc.	72,920	850,247
*EMS Technologies, Inc.	1,490	25,971
*Emulex Corp.	8,000	80,800
*Endwave Corp.	16,615	38,713
#*Epicor Software Corp.	107,892	832,926
*ePlus, Inc.	6,354	95,564
*Euronet Worldwide, Inc.	33,370	789,201
*Exar Corp.	39,600	273,240
Fair Isaac Corp.	4,800	97,584
*Fairchild Semiconductor Corp. Class A	144,238	1,078,900
Fidelity National Information Services, Inc.	166,320	3,619,123
*Frequency Electronics, Inc.	16,953	74,593
*Gerber Scientific, Inc.	50,097	231,448
*Globecomm Systems, Inc.	41,466	280,310
*GSI Technology, Inc.	27,494	99,253
*GTSI Corp.	8,203	61,112
*Hackett Group, Inc.	50,220	156,686
*Harris Stratex Networks, Inc. Class A	38,192	240,610
*Henry Bros. Electronics, Inc.	8,085	38,323
*Hutchinson Technology, Inc.	44,671	259,985
*Hypercom Corp.	66,500	189,525
*I.D. Systems, Inc.	13,298	48,538

176

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*IAC/InterActive Corp.	178,991	$3,390,090
*Ikanos Communications, Inc.	2,371	4,102
*Imation Corp.	49,331	435,099
*Immersion Corp.	11,256	41,310
*infoGROUP, Inc.	28,026	183,851
*InfoSpace, Inc.	65,156	558,387
*Ingram Micro, Inc.	277,679	4,901,034
*Insight Enterprises, Inc.	23,900	251,428
*Integrated Device Technology, Inc.	18,820	110,662
*Integrated Silicon Solution, Inc.	27,577	96,520
*Internap Network Services Corp.	35,546	113,747
*International Rectifier Corp.	80,500	1,471,540
*Internet Brands, Inc.	28,066	208,811
*Internet Capital Group, Inc.	58,172	422,910
*Interphase Corp.	4,460	10,615
*Intevac, Inc.	34,801	354,970
*IntriCon Corp.	2,835	9,568
*INX, Inc.	500	3,360
iPass, Inc.	26,936	35,017
*IXYS Corp.	16,391	109,820
Jabil Circuit, Inc.	139,658	1,868,624
*JDS Uniphase Corp.	137,990	771,364
Keithley Instruments, Inc.	9,443	30,784
*KEY Tronic Corp.	15,546	35,134
*Keynote Systems, Inc.	18,330	187,333
*Kopin Corp.	20,076	89,137
*KVH Industries, Inc.	9,179	96,380
#*L-1 Identity Solutions, Inc.	127,178	751,622
*Lattice Semiconductor Corp.	131,578	251,314
*Littlefuse, Inc.	2,763	76,148
*LoJack Corp.	5,158	21,767
*LookSmart, Ltd.	34,780	45,562
*Loral Space & Communications, Inc.	35,669	942,375
*Mace Security International, Inc.	1,291	1,084
Marchex, Inc. Class B	34,253	155,166
*Measurement Specialties, Inc.	4,190	32,305
*Mentor Graphics Corp.	16,127	117,727
*Mercury Computer Systems, Inc.	18,900	202,230
*Merrimac Industries, Inc.	2,600	20,540
Methode Electronics, Inc.	79,571	576,890
*Micron Technology, Inc.	990,716	6,726,962
*Microtune, Inc.	12,031	20,573
*MKS Instruments, Inc.	82,222	1,285,952
*ModusLink Global Solutions, Inc.	68,955	566,810
*MoSys, Inc.	11,829	27,916
#Motorola, Inc.	2,108,701	18,071,568
*Nanometrics, Inc.	46,005	377,241
*Newport Corp.	56,016	416,759
*Nu Horizons Electronics Corp.	13,732	53,417
*Occam Networks, Inc.	27,224	81,128
*OmniVision Technologies, Inc.	38,897	476,877
*Oplink Communications, Inc.	33,986	504,012
*Opnext, Inc.	37,258	91,655
*Optelecom-NKF, Inc.	4,329	17,013
*Optical Cable Corp.	9,195	27,769
*ORBCOMM, Inc.	11,500	27,255
*PAR Technology Corp.	23,205	126,467
*PC Connection, Inc.	50,013	294,076
*PC Mall, Inc.	10,070	71,396
*PC-Tel, Inc.	50,569	296,334
*PDF Solutions, Inc.	793	2,807

177

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Perceptron, Inc.	4,904	$16,526
*Perficient, Inc.	14,478	117,851
*Performance Technologies, Inc.	25,851	72,641
*Pericom Semiconductor Corp.	12,868	121,088
*Pervasive Software, Inc.	35,664	174,754
*Phoenix Technologies, Ltd.	200	468
Plantronics, Inc.	19,000	458,090
*Presstek, Inc.	7,000	11,900
•*Price Communications Liquidation Trust	47,738	6,520
Qualstar Corp.	12,400	23,684
*RadiSys Corp.	37,693	320,767
*RealNetworks, Inc.	167,359	597,472
Richardson Electronics, Ltd.	20,479	115,706
#*Rofin-Sinar Technologies, Inc.	11,100	238,095
*Rovi Corp.	129,011	3,554,253
*Rudolph Technologies, Inc.	69,020	437,587
#*Sandisk Corp.	197,936	4,053,729
*SCM Microsystems, Inc.	18,612	46,902
*SeaChange International, Inc.	27,986	189,465
*Semitool, Inc.	10,407	73,473
Servidyne, Inc.	7,283	15,258
#*Sigma Designs, Inc.	2,475	29,725
*Silicon Image, Inc.	29,804	62,886
*Silicon Storage Technology, Inc.	147,812	300,058
#*Skyworks Solutions, Inc.	35,404	369,264
*Smart Modular Technologies (WWH), Inc.	20,400	82,824
*Smith Micro Software, Inc.	8,495	77,135
*SonicWALL, Inc.	159,432	1,265,890
*Spectrum Control, Inc.	20,295	171,493
*Standard Microsystems Corp.	33,319	641,724
*StarTek, Inc.	31,481	182,590
*Support.com, Inc.	37,208	89,299
#*Sycamore Networks, Inc.	493,647	1,406,894
*Symmetricom, Inc.	91,342	437,528
*Symyx Technologies, Inc.	40,492	237,688
#*SYNNEX Corp.	60,100	1,546,373
#*Tech Data Corp.	85,452	3,283,920
Technitrol, Inc.	5,403	42,089
*TechTarget, Inc.	7,400	46,620
*TechTeam Global, Inc.	19,326	151,323
*Tellabs, Inc.	24,344	146,551
*Telular Corp.	24,670	73,270
#*Teradyne, Inc.	126,050	1,055,038
Tessco Technologies, Inc.	10,246	173,670
TheStreet.com, Inc.	34,407	85,673
*Tier Technologies, Inc. Class B	5,660	46,299
*Tollgrade Communications, Inc.	19,226	114,395
*Track Data Corp.	1,932	7,747
*Trident Microsystems, Inc.	2,123	3,991
*Triquint Semiconductor, Inc.	147,914	797,256
*TSR, Inc.	1,300	2,782
*TTM Technologies, Inc.	62,699	637,649
Tyco Electronics, Ltd.	549,298	11,672,583
*Ultra Clean Holdings, Inc.	2,816	15,516
United Online, Inc.	51,420	411,360
*UTStarcom, Inc.	192,273	348,014
*Vicon Industries, Inc.	5,787	39,062
*Video Display Corp.	600	2,931
*Virage Logic Corp.	29,928	176,575
*Virtusa Corp.	39,100	351,118
*Vishay Intertechnology, Inc.	213,119	1,327,731

178

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Web.com Group, Inc.	54,075	$380,688
*WPCS International, Inc.	9,861	29,780
#Xerox Corp.	974,182	7,325,849
*Zoran Corp.	82,007	727,402
*Zygo Corp.	31,737	219,303

Total Information Technology		153,938,329

Materials — (3.0%)
A. Schulman, Inc.	25,252	438,627
A.M. Castle & Co.	43,846	494,144
Alcoa, Inc.	504,639	6,267,616
*American Pacific Corp.	5,747	40,689
Ashland, Inc.	112,560	3,887,822
*Brush Engineered Materials, Inc.	38,767	715,251
*Buckeye Technologies, Inc.	22,600	202,496
*BWAY Holding Co.	43,508	773,137
Cabot Corp.	110,278	2,418,397
Carpenter Technology Corp.	3,300	69,399
#*Coeur d’Alene Mines Corp.	1,400	28,112
Commercial Metals Co.	19,325	286,783
*Continental Materials Corp.	100	1,100
*Core Molding Technologies, Inc.	2,488	6,991
Cytec Industries, Inc.	64,700	2,146,099
Dow Chemical Co.	578,018	13,571,863
Eastman Chemical Co.	2,800	147,028
*Ferro Corp.	49,500	303,435
*Flotek Industries, Inc.	15,089	24,293
Friedman Industries, Inc.	17,753	102,435
*Graphic Packaging Holding Co.	1,716	3,930
*Haynes International, Inc.	800	22,656
*Headwaters, Inc.	53,696	221,228
#*Hecla Mining Co.	9,000	36,990
*Horsehead Holding Corp.	16,770	159,818
*ICO, Inc.	20,858	80,095
*Innospec, Inc.	2,811	33,226
International Paper Co.	460,475	10,273,197
Kaiser Aluminum Corp.	27,181	1,085,881
*KapStone Paper & Packaging Corp.	1,140	7,912
KMG Chemicals, Inc.	2,795	34,379
*Kronos Worldwide, Inc.	3,319	44,375
#*Louisiana-Pacific Corp.	153,257	804,599
MeadWestavco Corp.	188,451	4,302,336
Minerals Technologies, Inc.	2,900	142,854
*Mod-Pac Corp.	1,091	3,153
Myers Industries, Inc.	65,520	574,610
Neenah Paper, Inc.	23,100	239,085
NL Industries, Inc.	59,918	371,492
#*Northern Technologies International Corp.	3,000	23,250
Olympic Steel, Inc.	2,500	63,250
#*OM Group, Inc.	42,299	1,142,919
P.H. Glatfelter Co.	50,000	528,500
*Penford Corp.	38,934	229,711
*PolyOne Corp.	117,993	658,401
Quaker Chemical Corp.	2,300	47,380
*Ready Mix, Inc.	3,839	11,901
Reliance Steel & Aluminum Co.	50,700	1,849,536
*Rock of Ages Corp.	1,200	4,272
#*Rockwood Holdings, Inc.	14,772	293,667
*RTI International Metals, Inc.	35,400	733,134
#Schnitzer Steel Industries, Inc. Class A	5,700	246,468
Schweitzer-Maudoit International, Inc.	17,415	899,485

179

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Materials — (Continued)
*Solutia, Inc.	2,500	$27,500
*Spartech Corp.	18,620	178,193
#*Stillwater Mining Co.	22,462	139,264
*Synalloy Corp.	4,995	45,155
Temple-Inland, Inc.	44,500	687,525
Texas Industries, Inc.	46,594	1,551,114
#*Titanium Metals Corp.	7,100	61,060
*U.S. Concrete, Inc.	68,202	109,805
*Universal Stainless & Alloy Products, Inc.	6,709	101,239
Westlake Chemical Corp.	105,000	2,550,450
Weyerhaeuser Co.	311,975	11,337,172
Worthington Industries, Inc.	64,670	714,604
#*Zoltek Cos., Inc.	5,042	44,924

Total Materials		74,647,412

Other — (0.0%)
•#*ePresence, Inc. Escrow Shares	6,400	—
•*MAIR Holdings, Inc. Escrow Shares	1,415	—
•#*Pelican Financial, Inc. Escrow Shares	300	—
•*Petrocorp, Inc. Escrow Shares	900	54

Total Other		54

Telecommunication Services — (3.9%)
*Arbinet Corp.	3,200	7,008
AT&T, Inc.	2,510,122	64,434,832
CenturyTel, Inc.	16,863	547,373
D&E Communications, Inc.	23,654	264,925
*General Communications, Inc. Class A	44,592	274,241
#*Sprint Nextel Corp.	3,528,077	10,443,108
*SureWest Communications	15,836	139,674
Telephone & Data Systems, Inc.	80,200	2,375,524
Telephone & Data Systems, Inc. Special Shares	67,452	1,861,675
*United States Cellular Corp.	33,568	1,228,924
Verizon Communications, Inc.	566,352	16,758,356
*Xeta Corp.	18,366	45,456

Total Telecommunication Services		98,381,096

Utilities — (0.9%)
*AES Corp.	425,099	5,556,044
*Calpine Corp.	201,943	2,269,839
Maine & Maritimes Corp.	1,600	58,000
*Mirant Corp.	172,860	2,416,583
*Public Service Enterprise Group, Inc.	175,933	5,242,803
Questar Corp.	83,700	3,334,608
#*RRI Energy, Inc.	444,750	2,343,832
Unitil Corp.	1,800	37,242

Total Utilities		21,258,951

TOTAL COMMON STOCKS		2,278,554,755

RIGHTS/WARRANTS — (0.0%)
•*Enterprise Bancorp, Inc. Rights 11/19/09	600	—
•*Lantronix, Inc. Warrants	33	—

TOTAL RIGHTS/WARRANTS		—

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	13,814,176	13,814,176

180

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CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (8.2%)
§@DFA Short Term Investment Fund LP	202,493,142	$202,493,142
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $1,886,910 FHLMC 5.793%(r), 01/01/37, valued at $1,059,989) to be repurchased at $1,029,122	$1,029	1,029,115

TOTAL SECURITIES LENDING COLLATERAL		203,522,257

TOTAL INVESTMENTS — (100.0%) (Cost $2,552,893,037)		$2,495,891,188

See accompanying Notes to Financial Statements.

181

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SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
COMMON STOCKS — (90.4%)
Consumer Discretionary — (9.8%)
*1-800-FLOWERS.COM, Inc.	1,200	$4,608
#*99 Cents Only Stores	11,100	126,207
#Aaron’s, Inc.	5,200	130,260
#Abercrombie & Fitch Co.	8,350	274,047
*AC Moore Arts & Crafts, Inc.	1,068	5,105
Acme United Corp.	400	3,360
Advance Auto Parts, Inc.	10,000	372,600
#*Aeropostale, Inc.	6,550	245,821
*AFC Enterprises, Inc.	2,300	18,469
*Aldila, Inc.	700	2,072
*Alloy, Inc.	2,475	16,285
*Amazon.com, Inc.	41,900	4,978,139
Ambassadors Group, Inc.	1,423	18,086
*American Apparel, Inc.	7,200	22,104
#*American Axle & Manufacturing Holdings, Inc.	5,400	32,346
American Eagle Outfitters, Inc.	21,800	381,282
American Greetings Corp. Class A	3,222	65,535
#*American Public Education, Inc.	2,200	70,180
*America’s Car-Mart, Inc.	1,600	33,168
*Amerigon, Inc.	2,000	12,860
Ameristar Casinos, Inc.	5,810	85,523
*AnnTaylor Stores Corp.	4,625	59,986
#*Apollo Group, Inc. Class A	15,810	902,751
#Arbitron, Inc.	1,200	26,016
#*Arctic Cat, Inc.	2,500	14,850
*Asbury Automotive Group, Inc.	3,400	33,116
*Audiovox Corp. Class A	1,600	10,336
*AutoNation, Inc.	22,038	379,935
*Autozone, Inc.	5,700	771,267
*Ballantyne Strong, Inc.	2,600	8,840
*Bally Technologies, Inc.	6,300	248,157
#Barnes & Noble, Inc.	6,300	104,643
bebe stores, inc.	10,275	64,321
*Bed Bath & Beyond, Inc.	26,084	918,418
*Benihana, Inc.	800	4,912
*Benihana, Inc. Class A	700	3,388
#Best Buy Co., Inc.	40,060	1,529,491
Big 5 Sporting Goods Corp.	1,546	22,803
*Big Lots, Inc.	8,052	201,703
#*BJ’s Restaurants, Inc.	2,798	44,656
Black & Decker Corp.	4,150	195,963
#*Blue Nile, Inc.	2,096	125,865
*Bluegreen Corp.	2,100	6,027
Blyth, Inc.	875	31,001
Bob Evans Farms, Inc.	3,500	91,945
#*Bon-Ton Stores, Inc. (The)	1,900	17,575
Books-A-Million, Inc.	1,295	11,215
*Borders Group, Inc.	6,400	12,416
#BorgWarner, Inc.	12,800	388,096
*Boyd Gaming Corp.	10,020	73,747
Brinker International, Inc.	10,260	129,686
*Brink’s Home Security Holdings, Inc.	5,000	154,900
#*Brookfield Homes Corp.	2,400	13,512
Brown Shoe Co., Inc.	5,187	53,789
*Brunswick Corp.	8,960	84,941
Buckle, Inc.	4,670	140,147
#*Buffalo Wild Wings, Inc.	1,800	73,818
*Build-A-Bear-Workshop, Inc.	2,400	12,432

182

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
Burger King Holdings, Inc.	10,400	$178,464
#*Cabela’s, Inc.	7,700	96,789
Cablevision Systems Corp.	24,829	570,074
#*California Pizza Kitchen, Inc.	2,415	31,371
Callaway Golf Co.	8,600	58,824
*Canterbury Park Holding Corp.	500	3,505
#*Capella Education Co.	2,300	158,470
#*Career Education Corp.	9,659	201,294
*Caribou Coffee Co., Inc.	1,700	13,923
#*CarMax, Inc.	21,994	432,622
*Carmike Cinemas, Inc.	265	2,605
Carnival Corp.	61,832	1,800,548
*Carriage Services, Inc.	3,100	11,780
*Carrols Restaurant Group, Inc.	3,650	23,688
*Carter’s, Inc.	7,100	167,560
Cato Corp. Class A	3,450	68,000
*Cavco Industries, Inc.	1,157	35,173
CBS Corp.	5,700	67,260
CBS Corp. Class B	59,297	697,926
*CEC Entertainment, Inc.	2,357	68,848
#*Charming Shoppes, Inc.	13,800	62,514
#*Cheesecake Factory, Inc.	4,650	84,537
Cherokee, Inc.	542	10,260
*Chico’s FAS, Inc.	19,200	229,440
#*Children’s Place Retail Stores, Inc. (The)	2,340	73,593
*Chipotle Mexican Grill, Inc.	1,425	116,123
*Chipotle Mexican Grill, Inc. Class B	1,960	156,624
#Choice Hotels International, Inc.	6,500	193,830
Christopher & Banks Corp.	4,050	24,664
*Churchill Downs, Inc.	1,444	45,313
Cinemark Holdings, Inc.	13,300	154,147
#*Citi Trends, Inc.	1,200	31,596
CKE Restaurants, Inc.	5,037	44,074
Coach, Inc.	31,868	1,050,688
*Coinstar, Inc.	3,800	120,612
*Coldwater Creek, Inc.	6,649	38,232
#*Collective Brands, Inc.	8,400	155,820
Columbia Sportswear Co.	3,992	151,896
Comcast Corp. Class A	199,041	2,886,094
Comcast Corp. Special Class A	79,563	1,115,473
#*Conn’s, Inc.	2,500	15,775
#Cooper Tire & Rubber Co.	7,169	109,399
*Core-Mark Holding Co., Inc.	2,100	57,477
#*Corinthian Colleges, Inc.	8,800	139,568
CPI Corp.	131	1,488
Cracker Barrel Old Country Store, Inc.	2,500	82,875
*CROCS, Inc.	9,700	58,976
#*Crown Media Holdings, Inc.	4,987	7,680
CSS Industries, Inc.	1,250	25,375
*Culp, Inc.	1,566	9,036
#D.R. Horton, Inc.	28,400	311,264
Darden Restaurants, Inc.	14,790	448,285
#*Deckers Outdoor Corp.	1,400	125,538
*dELiA*s, Inc.	1,100	2,332
*Destination Maternity Corp.	1,300	26,065
DeVry, Inc.	7,600	420,204
#*Dick’s Sporting Goods, Inc.	7,814	177,300
#Dillard’s, Inc.	8,336	113,536
*DineEquity, Inc.	1,200	25,392
#*DIRECTV Group, Inc. (The)	96,900	2,548,470
#*Discovery Communications, Inc. (25470F104)	8,101	222,778

183

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Discovery Communications, Inc. (25470F302)	18,452	$443,217
*DISH Network Corp.	17,600	306,240
#Disney (Walt) Co.	187,757	5,138,909
*Dolan Media Co.	2,800	33,432
#*Dollar Tree, Inc.	10,000	451,300
*Domino’s Pizza, Inc.	7,790	57,179
*Dorman Products, Inc.	1,189	17,383
Dover Downs Gaming & Entertainment, Inc.	2,000	9,500
*DreamWorks Animation SKG, Inc.	7,680	245,760
#*Dress Barn, Inc. (The)	6,300	113,715
*Drew Industries, Inc.	2,900	55,506
#*DSW, Inc.	2,194	42,125
#Eastman Kodak Co.	22,500	84,375
*Einstein Noah Restaurant Group, Inc.	1,810	23,566
*Entercom Communications Corp.	4,800	33,984
Ethan Allen Interiors, Inc.	3,275	40,806
*Exide Technologies	9,000	55,080
#*Expedia, Inc.	1,914	43,390
Family Dollar Stores, Inc.	13,612	385,220
*Famous Dave’s of America, Inc.	1,098	6,742
*Federal Mogul Corp.	3,500	39,025
*FGX International Holdings, Ltd.	2,663	35,125
Finish Line, Inc. Class A	6,378	64,673
*Fisher Communications, Inc.	1,200	23,388
Foot Locker, Inc.	16,541	173,350
*Ford Motor Co.	309,040	2,163,280
Fortune Brands, Inc.	14,280	556,206
FortuNet, Inc.	1,200	1,632
*Fossil, Inc.	6,950	185,774
#Fred’s, Inc.	5,517	65,321
*Fuel Systems Solutions, Inc.	2,050	67,117
*Furniture Brands International, Inc.	4,400	18,700
#*GameStop Corp. Class A	17,340	421,189
*Gaming Partners International Corp.	800	3,608
*Gander Mountain Co.	2,459	12,270
Gannett Co., Inc.	22,900	224,878
Gap, Inc.	76,630	1,635,284
#*Garmin, Ltd.	19,297	583,927
#*Gaylord Entertainment Co.	2,537	38,131
#*Genesco, Inc.	2,400	62,568
Gentex Corp.	13,434	215,078
#Genuine Parts Co.	17,330	606,377
*G-III Apparel Group, Ltd.	1,400	22,414
*Global Traffic Network, Inc.	2,700	11,718
*Goodyear Tire & Rubber Co.	23,460	302,165
*Great Wolf Resorts, Inc.	4,588	15,324
*Group 1 Automotive, Inc.	2,780	70,668
Guess?, Inc.	9,000	328,950
*Gymboree Corp.	3,300	140,481
H&R Block, Inc.	31,220	572,575
#*Hanesbrands, Inc.	6,975	150,800
#Harley-Davidson, Inc.	21,200	528,304
*Harman International Industries, Inc.	6,000	225,660
Harte-Hanks, Inc.	9,156	107,491
Hasbro, Inc.	15,000	409,050
*Haverty Furniture Cos., Inc.	1,700	20,587
*Hawk Corp.	1,220	16,982
*Helen of Troy, Ltd.	4,400	100,496
#*hhgregg, Inc.	3,700	61,013
#*Hibbett Sporting Goods, Inc.	2,888	54,121
Hillenbrand, Inc.	6,205	123,976

184

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#Home Depot, Inc.	169,830	$4,261,035
Hooker Furniture Corp.	1,600	20,496
#*Hot Topic, Inc.	6,106	47,016
#*Hovnanian Enterprises, Inc.	6,300	24,633
*HSN, Inc.	5,404	80,736
*Iconix Brand Group, Inc.	8,398	97,921
Interactive Data Corp.	9,600	252,480
International Game Technology	28,800	513,792
International Speedway Corp.	2,675	68,239
#*Interpublic Group of Cos., Inc.	47,316	284,842
*Interval Leisure Group, Inc.	4,310	48,100
*iRobot Corp.	2,385	31,887
*Isle of Capri Casinos, Inc.	4,000	31,000
*ITT Educational Services, Inc.	3,990	360,496
*J. Alexander’s Corp.	800	3,392
#*J. Crew Group, Inc.	5,783	235,831
#J.C. Penney Co., Inc.	20,870	691,423
*Jack in the Box, Inc.	6,300	118,188
*JAKKS Pacific, Inc.	2,600	36,998
Jarden Corp.	7,825	214,327
*Jo-Ann Stores, Inc.	2,773	73,817
Johnson Controls, Inc.	58,751	1,405,324
*Johnson Outdoors, Inc.	1,287	11,261
Jones Apparel Group, Inc.	9,866	176,503
*Jos. A. Bank Clothiers, Inc.	2,200	90,156
*K12, Inc.	1,700	27,268
KB Home	9,900	140,382
*Kenneth Cole Productions, Inc. Class A	1,100	10,461
*Kirkland’s, Inc.	1,700	21,386
*Knology, Inc.	3,300	33,165
*Kohl’s Corp.	31,960	1,828,751
*Kona Grill, Inc.	1,120	3,349
*Krispy Kreme Doughnuts, Inc.	6,700	22,713
#*K-Swiss, Inc. Class A	2,837	23,150
*Lakeland Industries, Inc.	1,000	7,360
#*Lamar Advertising Co.	7,015	170,464
#*Las Vegas Sands Corp.	65,800	992,922
*La-Z-Boy, Inc.	6,000	42,600
*Learning Tree International, Inc.	1,754	19,084
#Leggett & Platt, Inc.	14,897	287,959
Lennar Corp. Class A	15,800	199,080
#*Liberty Global, Inc. Class A	14,837	304,604
*Liberty Global, Inc. Class B	95	1,952
#*Liberty Global, Inc. Series C	14,812	304,831
*Liberty Media Corp. Capital Class A	10,116	209,300
*Liberty Media Corp. Entertainment Class A	50,852	1,567,259
*Liberty Media Corp. Entertainment Class B	2,274	72,450
*Liberty Media Corp. Interactive Class A	49,900	565,866
*Liberty Media Corp. Interactive Class B	400	4,524
#*Life Time Fitness, Inc.	3,100	66,805
*Lifetime Brands, Inc.	300	1,821
#Limited Brands, Inc.	28,260	497,376
*Lincoln Educational Services Corp.	3,676	72,858
*Live Nation, Inc.	5,192	34,579
#*Liz Claiborne, Inc.	11,000	63,140
#*LKQ Corp.	12,089	208,777
*LodgeNet Interactive Corp.	1,700	8,245
*Lodgian, Inc.	400	704
Lowe’s Cos., Inc.	147,590	2,888,336
*Luby’s, Inc.	1,849	6,601
#*Lumber Liquidators, Inc.	1,700	36,125

185

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*M/I Homes, Inc.	2,200	$24,574
*Mac-Gray Corp.	1,591	12,935
Macy’s, Inc.	41,000	720,370
*Maidenform Brands, Inc.	2,442	34,383
Marcus Corp.	2,400	28,080
*Marine Products Corp.	3,012	14,608
#Marriott International, Inc. Class A	33,658	843,469
#*Martha Stewart Living Omnimedia, Inc.	3,500	18,130
*Marvel Entertainment, Inc.	9,400	469,718
#Mattel, Inc.	34,665	656,208
Matthews International Corp. Class A	3,400	124,882
*McCormick & Schmick’s Seafood Restaurants, Inc.	2,212	13,316
McDonald’s Corp.	112,100	6,570,181
McGraw-Hill Cos., Inc.	24,400	702,232
MDC Holdings, Inc.	5,260	171,581
*Media General, Inc.	800	6,632
*Mediacom Communications Corp.	5,481	26,199
Men’s Wearhouse, Inc. (The)	5,635	130,563
Meredith Corp.	3,900	105,534
*Meritage Homes Corp.	3,900	71,136
#*MGM Mirage	38,025	352,492
*Midas, Inc.	1,456	11,735
*Modine Manufacturing Co.	2,700	27,810
#*Mohawk Industries, Inc.	7,200	308,376
#*Monarch Casino & Resort, Inc.	2,372	16,462
Monro Muffler Brake, Inc.	1,688	52,311
*Morgans Hotel Group Co.	2,500	8,300
*Morningstar, Inc.	4,800	244,896
*Morton’s Restaurant Group, Inc.	1,090	4,077
*Movado Group, Inc.	2,362	24,754
*Multimedia Games, Inc.	2,364	11,607
*Nathan’s Famous, Inc.	1,109	16,080
National CineMedia, Inc.	4,700	75,200
National Presto Industries, Inc.	1,100	95,623
#*Netflix, Inc.	6,500	347,425
*New Frontier Media, Inc.	2,800	5,432
*New York & Co., Inc.	5,059	22,260
#*New York Times Co. Class A (The)	9,400	74,918
#Newell Rubbermaid, Inc.	26,784	388,636
News Corp. Class A	161,651	1,862,220
#News Corp. Class B	78,692	1,070,211
#NIKE, Inc. Class B	39,400	2,449,892
#Nordstrom, Inc.	21,000	667,380
Nutri/System, Inc.	3,600	77,472
#*NVR, Inc.	500	331,135
*O’Charleys, Inc.	1,700	11,917
*Office Depot, Inc.	24,100	145,805
*OfficeMax, Inc.	7,500	85,725
Omnicom Group, Inc.	29,000	994,120
#*O’Reilly Automotive, Inc.	16,458	613,554
#*Orleans Homebuilders, Inc.	1,545	3,368
*Outdoor Channel Holdings, Inc.	3,807	26,344
#*Overstock.com, Inc.	2,430	34,020
*P.F. Chang’s China Bistro, Inc.	2,500	72,975
*Pacific Sunwear of California, Inc.	6,200	37,448
*Palm Harbor Homes, Inc.	1,500	3,315
*Panera Bread Co.	3,000	179,940
*Papa John’s International, Inc.	2,800	63,000
#*Peet’s Coffee & Tea, Inc.	1,500	51,000
*Penn National Gaming, Inc.	8,100	203,553
#*Penske Automotive Group, Inc.	8,674	135,835

186

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Perry Ellis International, Inc.	969	$13,246
PetMed Express, Inc.	3,100	48,639
PetSmart, Inc.	13,200	310,596
Phillips-Van Heusen Corp.	6,591	264,629
*Pinnacle Entertainment, Inc.	5,100	43,095
*Playboy Enterprises, Inc. Class B	3,000	9,210
Polaris Industries, Inc.	3,025	127,262
Polo Ralph Lauren Corp.	5,700	424,194
*Pomeroy IT Solutions, Inc.	300	1,947
Pool Corp.	3,300	64,614
#*Pre-Paid Legal Services, Inc.	1,200	47,448
#*Priceline.com, Inc.	4,100	646,939
Primedia, Inc.	3,300	8,283
#*Princeton Review, Inc.	4,059	18,590
#*Pulte Homes, Inc.	36,437	328,297
*RadioShack Corp.	10,383	175,369
*RC2 Corp.	1,400	18,284
*RCN Corp.	4,500	37,530
*Red Lion Hotels Corp.	2,934	13,995
#*Red Robin Gourmet Burgers, Inc.	1,300	21,723
Regal Entertainment Group	14,260	179,819
#Regis Corp.	4,900	79,576
*Rent-A-Center, Inc.	9,080	166,709
*Rentrak Corp.	1,137	17,476
*Retail Ventures, Inc.	4,157	26,646
RG Barry Corp.	1,300	11,128
Ross Stores, Inc.	12,300	541,323
#*Royal Caribbean Cruises, Ltd.	20,300	410,669
*Rubio’s Restaurants, Inc.	1,297	9,455
*Ruby Tuesday, Inc.	5,500	36,630
*Ruth’s Hospitality Group, Inc.	1,700	5,287
Ryland Group, Inc.	3,100	57,505
*Saga Communications, Inc.	507	6,464
*Saks, Inc.	8,910	49,985
*Sally Beauty Holdings, Inc.	17,450	117,788
Scholastic Corp.	2,600	64,662
*Scientific Games Corp.	6,970	98,068
Scripps Networks Interactive, Inc.	12,399	468,186
*Sealy Corp.	7,900	22,910
#*Sears Holdings Corp.	11,285	765,800
Service Corp. International	28,770	197,650
Sherwin-Williams Co.	12,100	690,184
*Shiloh Industries, Inc.	3,192	14,364
*Shoe Carnival, Inc.	1,463	21,960
*Shuffle Master, Inc.	6,626	51,749
*Shutterfly, Inc.	4,000	56,400
*Signet Jewelers, Ltd. ADR	7,900	199,159
*Skechers U.S.A., Inc. Class A	3,800	82,916
Skyline Corp.	800	13,992
*Smith & Wesson Holding Corp.	4,800	20,496
Snap-On, Inc.	6,470	236,349
*Sonic Automotive, Inc.	1,901	16,995
*Sonic Corp.	5,738	53,650
Sotheby’s Class A	5,800	91,988
Spartan Motors, Inc.	3,375	16,841
Speedway Motorsports, Inc.	5,200	70,408
Sport Supply Group, Inc.	2,340	24,149
Stage Stores, Inc.	3,250	38,350
#*Stamps.com, Inc.	1,943	19,508
#*Standard Motor Products, Inc.	1,900	15,884
*Stanley Furniture, Inc.	1,979	15,555

187

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#Stanley Works (The)	8,557	$387,033
#Staples, Inc.	71,950	1,561,315
*Starbucks Corp.	73,430	1,393,701
#Starwood Hotels & Resorts Worldwide, Inc.	18,100	525,986
*Steak n Shake Co. (The)	4,300	50,095
*Stein Mart, Inc.	4,300	40,850
*Steinway Musical Instruments, Inc.	900	10,548
*Steven Madden, Ltd.	2,250	91,125
Stewart Enterprises, Inc.	8,882	40,680
Strayer Education, Inc.	1,500	304,455
Sturm Ruger & Co., Inc.	1,500	15,930
Superior Industries International, Inc.	1,700	22,576
#*Systemax, Inc.	6,196	83,522
*Talbots, Inc.	5,170	46,892
*Tandy Brands Accessories, Inc.	700	2,765
*Tandy Leather Factory, Inc.	663	2,181
Target Corp.	79,844	3,866,845
*Tempur-Pedic International, Inc.	7,700	149,149
*Tenneco, Inc.	5,600	76,272
*Texas Roadhouse, Inc.	8,700	82,389
Thor Industries, Inc.	6,800	178,296
*Ticketmaster Entertainment, Inc.	64	618
#Tiffany & Co.	14,000	550,060
*Timberland Co. Class A	5,500	88,990
Time Warner Cable, Inc.	32,604	1,285,902
Time Warner, Inc.	116,086	3,496,510
TJX Cos., Inc. (The)	46,321	1,730,089
#*Toll Brothers, Inc.	17,260	298,943
*Town Sports International Holdings, Inc.	3,500	10,395
*Tractor Supply Co.	3,501	156,495
*True Religion Apparel, Inc.	2,500	64,425
*TRW Automotive Holdings Corp.	10,900	170,585
*Tuesday Morning Corp.	3,100	10,013
Tupperware Corp.	6,100	274,622
*Ulta Salon Cosmetics & Fragrance, Inc.	4,600	69,644
#*Under Armour, Inc. Class A	3,200	85,920
UniFirst Corp.	1,740	73,254
*Universal Electronics, Inc.	1,700	35,020
*Universal Technical Institute, Inc.	1,500	26,985
#*Urban Outfitters, Inc.	16,400	514,632
V.F. Corp.	11,250	799,200
#*Vail Resorts, Inc.	5,400	185,976
*Valassis Communications, Inc.	3,990	72,738
Value Line, Inc.	400	12,304
*VCG Holding Corp.	1,800	3,384
#*Viacom, Inc. Class A	5,500	160,490
*Viacom, Inc. Class B	66,300	1,829,217
#*Volcom, Inc.	1,526	25,347
WABCO Holdings, Inc.	5,443	129,108
#*Warnaco Group, Inc.	5,680	230,210
*Warner Music Group Corp.	14,000	80,640
Weight Watchers International, Inc.	7,000	185,570
Wendy’s/Arby’s Group, Inc.	48,718	192,436
#*West Marine, Inc.	2,681	20,429
*Wet Seal, Inc. (The)	11,405	36,382
Whirlpool Corp.	7,500	536,925
Wiley (John) & Sons, Inc. Class A	5,300	186,666
*Williams Controls, Inc.	600	5,016
Williams-Sonoma, Inc.	10,760	202,073
*Winmark Corp.	300	6,339
*Winnebago Industries, Inc.	2,700	31,050

188

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*WMS Industries, Inc.	5,290	$211,494
Wolverine World Wide, Inc.	5,450	139,411
World Wrestling Entertainment, Inc.	3,100	41,168
Wyndham Worldwide Corp.	18,900	322,245
#*Wynn Resorts, Ltd.	11,960	648,471
Yum! Brands, Inc.	47,717	1,572,275
#*Zumiez, Inc.	3,400	45,798

Total Consumer Discretionary		123,650,979

Consumer Staples — (10.1%)
Alberto-Culver Co.	10,350	277,587
Alico, Inc.	1,200	34,896
#*Alliance One International, Inc.	11,189	49,343
Altria Group, Inc.	207,400	3,756,014
*American Italian Pasta Co.	1,122	30,485
Andersons, Inc. (The)	400	12,412
Archer-Daniels-Midland Co.	66,090	1,990,631
Avon Products, Inc.	42,400	1,358,920
B&G Foods, Inc.	4,970	38,816
*Bare Escentuals, Inc.	8,022	101,318
#*BJ’s Wholesale Club, Inc.	5,300	185,659
*Boston Beer Co., Inc. Class A	1,231	46,778
Brown-Forman Corp. Class A	8,170	418,222
#Brown-Forman Corp. Class B	10,486	511,822
Bunge, Ltd.	13,270	757,186
*Calavo Growers, Inc.	1,800	32,130
Cal-Maine Foods, Inc.	2,100	57,015
Campbell Soup Co.	38,403	1,219,295
Casey’s General Stores, Inc.	6,195	195,328
*Central European Distribution Corp.	4,275	132,995
*Central Garden & Pet Co.	2,800	27,776
*Central Garden & Pet Co. Class A	7,529	71,224
*Chattem, Inc.	2,100	133,077
*Chiquita Brands International, Inc.	4,900	79,331
Church & Dwight Co., Inc.	7,550	429,444
Clorox Co.	13,971	827,502
Coca-Cola Co.	237,262	12,648,437
Coca-Cola Enterprises, Inc.	50,344	960,060
Colgate-Palmolive Co.	59,400	4,670,622
ConAgra, Inc.	47,279	992,859
*Constellation Brands, Inc. Class A	21,012	332,410
Corn Products International, Inc.	8,033	226,370
Costco Wholesale Corp.	35,550	2,021,018
CVS Caremark Corp.	150,047	5,296,659
*Darling International, Inc.	8,700	60,465
*Dean Foods Co.	16,650	303,530
Del Monte Foods Co.	26,120	282,096
Diamond Foods, Inc.	2,435	73,415
*Dr Pepper Snapple Group, Inc.	29,420	801,989
*Elizabeth Arden, Inc.	3,500	37,275
*Energizer Holdings, Inc.	6,400	389,568
Estee Lauder Cos., Inc.	11,600	493,000
Farmer Brothers Co.	2,399	45,341
#Flowers Foods, Inc.	9,918	231,684
*Fresh Del Monte Produce, Inc.	5,939	128,936
General Mills, Inc.	33,000	2,175,360
#*Great Atlantic & Pacific Tea Co.	4,751	47,082
*Green Mountain Coffee, Inc.	4,786	318,508
H.J. Heinz Co.	31,300	1,259,512
#*Hain Celestial Group, Inc.	4,715	82,701
#*Hansen Natural Corp.	7,324	264,763

189

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CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
Herbalife, Ltd.	5,900	$198,535
Hershey Co. (The)	19,069	720,618
Hormel Foods Corp.	17,730	646,436
*HQ Sustainable Maritime Industries, Inc.	1,600	12,112
Imperial Sugar Co.	1,726	21,558
Ingles Markets, Inc.	1,610	24,762
Inter Parfums, Inc.	3,152	38,707
J & J Snack Foods Corp.	2,491	97,572
J.M. Smucker Co.	12,176	642,040
Kellogg Co.	36,700	1,891,518
Kimberly-Clark Corp.	38,810	2,373,620
Kraft Foods, Inc.	160,324	4,412,116
Kroger Co. (The)	66,700	1,542,771
Lancaster Colony Corp.	2,988	145,157
Lance, Inc.	4,200	101,304
*Lifeway Foods, Inc.	1,134	13,653
Lorillard, Inc.	18,408	1,430,670
Mannatech, Inc.	2,370	8,058
#McCormick & Co., Inc.	12,914	452,119
McCormick & Co., Inc. Voting	607	21,245
*Medifast, Inc.	3,000	66,060
Molson Coors Brewing Co.	17,550	859,424
Nash-Finch Co.	1,300	37,674
*National Beverage Corp.	5,976	65,437
*Natural Alternatives International, Inc.	1,000	7,540
*NBTY, Inc.	11,100	404,151
Nu Skin Enterprises, Inc. Class A	6,010	136,788
*Nutraceutical International Corp.	1,559	16,962
Oil-Dri Corp. of America	641	9,801
*Omega Protein Corp.	2,100	8,736
*Overhill Farms, Inc.	2,000	10,920
*Pantry, Inc.	3,100	43,741
PepsiAmericas, Inc.	14,400	421,056
#PepsiCo, Inc.	166,379	10,074,248
Philip Morris International, Inc.	193,500	9,164,160
*Prestige Brands Holdings, Inc.	4,300	29,068
PriceSmart, Inc.	3,522	67,975
Procter & Gamble Co.	303,583	17,607,814
*Ralcorp Holdings, Inc.	5,695	305,822
Reliv’ International, Inc.	1,707	5,343
*Revlon, Inc.	4,600	38,778
Reynolds American, Inc.	30,397	1,473,647
Rocky Mountain Chocolate Factory, Inc.	950	8,094
Ruddick Corp.	5,200	138,944
Safeway, Inc.	42,600	951,258
#Sanderson Farms, Inc.	2,350	85,986
*Sanfilippo (John B.) & Son, Inc.	1,596	21,897
Sara Lee Corp.	61,153	690,417
#*Smart Balance, Inc.	7,834	41,364
#*Smithfield Foods, Inc.	15,600	208,104
Spartan Stores, Inc.	2,074	29,368
#SUPERVALU, Inc.	22,014	349,362
*Susser Holdings Corp.	2,446	29,083
Sysco Corp.	51,100	1,351,595
Tasty Baking Co.	400	2,564
Tootsie Roll Industries, Inc.	4,606	114,275
#*TreeHouse Foods, Inc.	4,830	180,642
#Tyson Foods, Inc. Class A	26,840	336,037
#*United Natural Foods, Inc.	4,776	115,149
United-Guardian, Inc.	600	6,000
Universal Corp.	3,100	128,929

190

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CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
*USANA Health Sciences, Inc.	1,310	$37,754
#Vector Group, Ltd.	7,794	113,091
Walgreen Co.	97,025	3,670,456
Wal-Mart Stores, Inc.	315,296	15,663,905
WD-40 Co.	1,600	50,384
Weis Markets, Inc.	3,501	123,935
*Whole Foods Market, Inc.	12,983	416,235
*Winn-Dixie Stores, Inc.	7,529	83,497

Total Consumer Staples		127,516,907

Energy — (10.3%)
*Adams Resources & Energy, Inc.	600	13,620
#Alon USA Energy, Inc.	6,300	52,920
*Alpha Natural Resources, Inc.	8,828	299,887
Anadarko Petroleum Corp.	50,650	3,086,104
Apache Corp.	34,425	3,240,081
*Approach Resources, Inc.	1,300	10,088
#Arch Coal, Inc.	14,200	307,572
*Arena Resources, Inc.	4,136	154,107
*Atlas Energy, Inc.	4,638	121,423
*ATP Oil & Gas Corp.	1,979	34,256
#*Atwood Oceanics, Inc.	6,200	220,038
Baker Hughes, Inc.	30,400	1,278,928
*Basic Energy Services, Inc.	4,350	30,450
Berry Petroleum Corp. Class A	4,900	124,264
*Bill Barrett Corp.	4,720	146,226
BJ Services Co.	25,800	495,360
*Bolt Technology Corp.	1,050	10,678
#*BPZ Resources, Inc.	7,200	45,360
*Brigham Exploration Co.	7,900	75,050
*Bristow Group, Inc.	3,356	97,827
*Bronco Drilling Co., Inc.	3,500	22,120
Cabot Oil & Gas Corp.	11,500	442,405
*Cal Dive International, Inc.	11,637	89,372
*Cameron International Corp.	22,600	835,522
CARBO Ceramics, Inc.	3,050	178,089
*Carrizo Oil & Gas, Inc.	3,100	71,858
*Cheniere Energy, Inc.	6,400	14,912
Chesapeake Energy Corp.	49,838	1,221,031
Chevron Corp.	205,614	15,737,696
Cimarex Energy Co.	7,133	279,328
*Clayton Williams Energy, Inc.	1,100	28,820
*Clean Energy Fuels Corp.	6,800	78,880
*CNX Gas Corp.	15,301	426,286
*Comstock Resources, Inc.	5,500	225,995
*Concho Resources, Inc.	10,600	403,966
ConocoPhillips	118,739	5,958,323
CONSOL Energy, Inc.	18,100	774,861
*Contango Oil & Gas Co.	1,700	81,005
#*Continental Resources, Inc.	15,192	565,294
*CREDO Petroleum Corp.	1,676	16,324
*Crosstex Energy, Inc.	5,400	30,348
*CVR Energy, Inc.	5,100	53,652
*Dawson Geophysical Co.	600	14,490
Delek US Holdings, Inc.	6,500	43,875
#*Denbury Resources, Inc.	26,400	385,440
Devon Energy Corp.	46,006	2,977,048
#Diamond Offshore Drilling, Inc.	14,300	1,362,075
*Double Eagle Petroleum Co.	267	1,263
*Dresser-Rand Group, Inc.	7,800	229,866
*Dril-Quip, Inc.	4,000	194,360

191

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CONTINUED

	Shares	Value†
Energy — (Continued)
El Paso Corp.	48,283	$473,656
*Encore Acquisition Co.	6,225	230,761
*ENGlobal Corp.	3,900	11,505
#ENSCO International, Inc.	14,091	645,227
EOG Resources, Inc.	25,900	2,114,994
*Evolution Petroleum Corp.	4,053	13,821
*EXCO Resources, Inc.	20,250	316,305
#*Exterran Holdings, Inc.	6,418	131,120
Exxon Mobil Corp.	530,943	38,052,685
#*FMC Technologies, Inc.	12,382	651,293
*Forest Oil Corp.	8,689	170,304
#Frontier Oil Corp.	11,517	159,626
*FX Energy, Inc.	5,900	15,694
#General Maritime Corp.	4,776	32,907
*Geokinetics, Inc.	900	14,472
#*GeoResources, Inc.	2,107	23,367
*Global Industries, Ltd.	11,300	82,377
#*GMX Resources, Inc.	400	5,092
*Goodrich Petroleum Corp.	2,870	73,673
Gulf Island Fabrication, Inc.	1,100	21,032
*GulfMark Offshore, Inc.	2,800	77,476
*Gulfport Energy Corp.	4,900	37,387
Halliburton Co.	82,523	2,410,497
*Harvest Natural Resources, Inc.	4,500	24,705
#*Helix Energy Solutions Group, Inc.	10,266	140,952
Helmerich & Payne, Inc.	11,191	425,482
*Hercules Offshore, Inc.	6,900	35,397
Hess Corp.	33,400	1,828,316
*HKN, Inc.	866	2,858
#Holly Corp.	5,500	159,555
*Hornbeck Offshore Services, Inc.	2,700	65,637
#*International Coal Group, Inc.	9,782	40,008
#*ION Geophysical Corp.	9,200	35,236
*James River Coal Co.	2,490	47,285
*Key Energy Services, Inc.	13,200	96,492
Lufkin Industries, Inc.	1,700	96,985
Marathon Oil Corp.	72,984	2,333,298
#*Mariner Energy, Inc.	9,953	126,801
Massey Energy Co.	8,200	238,538
*Matrix Service Co.	2,900	25,723
#*McMoran Exploration Co.	2,131	16,387
*Mitcham Industries, Inc.	1,600	11,600
Murphy Oil Corp.	19,424	1,187,583
#*Nabors Industries, Ltd.	25,457	530,269
*NATCO Group, Inc. Class A	2,030	88,467
*National-Oilwell, Inc.	40,632	1,665,506
*Natural Gas Services Group, Inc.	1,600	26,992
*Newfield Exploration Co.	13,600	557,872
*Newpark Resources, Inc.	9,500	28,595
Noble Energy, Inc.	17,842	1,170,970
*Northern Oil & Gas, Inc.	3,400	31,008
Occidental Petroleum Corp.	84,088	6,380,597
*Oceaneering International, Inc.	5,600	286,160
*Oil States International, Inc.	6,100	210,084
Overseas Shipholding Group, Inc.	2,700	105,975
Panhandle Oil & Gas, Inc.	600	11,796
*Parker Drilling Co.	11,381	59,181
#*Patriot Coal Corp.	7,492	84,660
Patterson-UTI Energy, Inc.	15,495	241,412
Peabody Energy Corp.	27,433	1,086,072
Penn Virginia Corp.	2,200	44,550

192

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CONTINUED

	Shares	Value†
Energy — (Continued)
*Petrohawk Energy Corp.	30,804	$724,510
*Petroleum Development Corp.	800	13,360
*PHI, Inc. Non-Voting	1,795	30,838
*Pioneer Drilling Co.	3,200	21,408
Pioneer Natural Resources Co.	11,907	489,497
*Plains Exploration & Production Co.	12,593	333,714
*Pride International, Inc.	19,306	570,685
#*Quicksilver Resources, Inc.	16,800	204,960
#Range Resources Corp.	16,500	825,825
*Rex Energy Corp.	4,000	32,360
*Rosetta Resources, Inc.	5,600	75,768
Rowan Cos., Inc.	9,800	227,850
RPC, Inc.	10,300	96,305
#*SandRidge Energy, Inc.	18,700	191,301
Schlumberger, Ltd.	119,648	7,442,106
*SEACOR Holdings, Inc.	2,000	162,540
*Seahawk Drilling, Inc.	1,319	35,613
#Smith International, Inc.	19,981	554,073
Southern Union Co.	12,348	241,651
*Southwestern Energy Co.	34,140	1,487,821
Spectra Energy Corp.	34,832	665,988
St. Mary Land & Exploration Co.	7,000	238,700
Sunoco, Inc.	12,087	372,280
*Superior Energy Services, Inc.	8,200	177,202
#*Superior Well Services, Inc.	2,100	22,281
*Swift Energy Corp.	2,030	42,995
*T-3 Energy Services, Inc.	2,800	56,056
#Tesoro Petroleum Corp.	13,900	196,546
*Tetra Technologies, Inc.	8,150	77,099
*TGC Industries, Inc.	2,467	10,731
Tidewater, Inc.	5,500	229,185
*Union Drilling, Inc.	1,000	7,640
#*Unit Corp.	4,600	179,768
#*USEC, Inc.	15,699	60,598
VAALCO Energy, Inc.	7,100	30,246
Valero Energy Corp.	54,604	988,332
*Venoco, Inc.	5,701	71,833
W&T Offshore, Inc.	6,300	73,395
#*Western Refining, Inc.	9,500	53,295
*Westmoreland Coal Co.	937	6,175
*Whiting Petroleum Corp.	5,250	296,100
#*Willbros Group, Inc.	4,500	59,130
Williams Cos., Inc. (The)	48,300	910,455
#World Fuel Services Corp.	3,475	176,704
XTO Energy, Inc.	59,373	2,467,542

Total Energy		129,135,479

Financials — (11.8%)
1st Source Corp.	2,550	37,791
Abington Bancorp, Inc.	3,523	24,168
Advance America Cash Advance Centers, Inc.	5,900	29,146
#*Affiliated Managers Group, Inc.	4,050	257,134
*Affirmative Insurance Holdings, Inc.	1,600	6,400
Aflac, Inc.	38,694	1,605,414
*Allegheny Corp.	859	214,750
Allied World Assurance Co. Holdings, Ltd.	5,300	237,228
Allstate Corp.	48,167	1,424,298
*Altisource Portfolio Solutions SA	2,966	45,231
*American Equity Investment Life Holding Co.	3,790	24,900
American Express Co.	97,805	3,407,526
American Financial Group, Inc.	13,698	336,971

193

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CONTINUED

	Shares	Value†
Financials — (Continued)
American National Insurance Co.	2,477	$206,805
American Physicians Capital, Inc.	1,200	33,936
American River Bankshares	882	5,398
*American Safety Insurance Holdings, Ltd.	1,000	14,820
#*AmeriCredit Corp.	15,090	266,338
Ameriprise Financial, Inc.	20,740	719,056
Ameris Bancorp	1,914	11,273
*AMERISAFE, Inc.	2,988	55,398
*AmeriServe Financial, Inc.	100	175
AmTrust Financial Services, Inc.	7,200	81,216
AON Corp.	29,735	1,145,095
*Arch Capital Group, Ltd.	6,070	408,936
*Argo Group International Holdings, Ltd.	4,380	148,745
Arrow Financial Corp.	1,334	33,924
Aspen Insurance Holdings, Ltd.	9,590	247,422
#*Asset Acceptance Capital Corp.	3,597	26,150
Associated Banc-Corp.	13,842	177,316
Assurant, Inc.	12,600	377,118
#Assured Guaranty, Ltd.	11,500	190,670
ASTA Funding, Inc.	400	2,612
Astoria Financial Corp.	7,820	78,044
Atlantic Coast Federal Corp.	1,599	2,319
*Avatar Holdings, Inc.	1,000	16,300
Axis Capital Holdings, Ltd.	16,440	474,952
#*B of I Holding, Inc.	900	7,506
BancFirst Corp.	1,800	64,998
*Bancorp, Inc.	1,400	7,140
BancorpSouth, Inc.	9,703	219,094
#BancTrust Financial Group, Inc.	2,903	9,319
Bank Mutual Corp.	6,120	42,962
Bank of America Corp.	803,514	11,715,234
*Bank of Florida Corp.	900	1,314
Bank of Hawaii Corp.	4,800	213,120
Bank of New York Mellon Corp.	119,414	3,183,577
Bank of the Ozarks, Inc.	1,900	43,225
BankFinancial Corp.	2,730	25,771
#Banner Corp.	1,600	4,912
BB&T Corp.	67,175	1,606,154
*Beneficial Mutual Bancorp, Inc.	8,400	77,700
Berkshire Hills Bancorp, Inc.	1,568	32,222
BGC Partners, Inc. Class A	4,100	19,803
#BlackRock, Inc.	5,112	1,106,697
#BOK Financial Corp.	7,669	329,537
Boston Private Financial Holdings, Inc.	7,520	44,744
*Broadpoint Gleacher Securities, Inc.	11,995	76,408
Brookline Bancorp, Inc.	6,300	61,677
Brooklyn Federal Bancorp, Inc.	100	1,198
Brown & Brown, Inc.	14,995	275,458
Cadence Financial Corp.	303	500
Camden National Corp.	900	27,657
Capital City Bank Group, Inc.	1,069	12,550
Capital One Financial Corp.	45,101	1,650,697
Capital Southwest Corp.	344	25,545
CapitalSource, Inc.	800	2,848
Capitol Federal Financial	7,889	239,273
Cardinal Financial Corp.	3,905	31,826
*Cardtronics, Inc.	3,500	34,825
Cascade Financial Corp.	200	396
Cash America International, Inc.	2,635	79,735
Cathay General Bancorp	2,550	22,516
#*CB Richard Ellis Group, Inc.	25,065	259,423

194

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Center Bancorp, Inc.	1,915	$14,899
*Center Financial Corp.	2,200	9,262
CenterState Banks of Florida, Inc.	400	3,012
*Central Jersey Bancorp	1,260	6,111
Charles Schwab Corp. (The)	116,900	2,027,046
Chemical Financial Corp.	3,399	74,608
Chubb Corp.	37,547	1,821,780
Cincinnati Financial Corp.	17,267	437,891
Citigroup, Inc.	462,202	1,890,406
Citizens Community Bancorp, Inc.	600	2,418
#*Citizens, Inc.	6,415	38,682
City Holding Co.	1,500	45,855
City National Corp.	3,500	131,845
Clifton Savings Bancorp, Inc.	4,183	38,567
CME Group, Inc.	5,700	1,724,877
#*CNA Financial Corp.	26,036	566,804
*CNA Surety Corp.	5,300	76,638
CoBiz Financial, Inc.	3,100	14,787
Cohen & Steers, Inc.	4,200	81,186
Columbia Banking System, Inc.	2,213	32,531
Comerica, Inc.	16,300	452,325
Commerce Bancshares, Inc.	7,555	289,810
Community Bank System, Inc.	3,381	62,920
Community Trust Bancorp, Inc.	1,590	39,146
#*CompuCredit Holdings Corp.	5,700	18,696
Consolidated-Tokoma Land Co.	681	23,426
*Credit Acceptance Corp.	1,600	54,992
Cullen Frost Bankers, Inc.	6,720	314,429
CVB Financial Corp.	5,813	46,562
Danvers Bancorp, Inc.	2,435	33,433
Delphi Financial Group, Inc. Class A	4,900	106,330
*Diamond Hill Investment Group, Inc.	293	15,371
Dime Community Bancshares, Inc.	2,700	29,673
Discover Financial Services	51,300	725,382
#*Dollar Financial Corp.	1,400	26,278
Donegal Group, Inc. Class A	3,297	48,136
#*Doral Financial Corp.	3,300	9,372
Duff & Phelps Corp.	2,200	37,818
East West Bancorp, Inc.	3,446	31,117
Eastern Insurance Holdings, Inc.	1,500	10,590
Eaton Vance Corp.	12,070	342,667
#*eHealth, Inc.	2,800	39,844
EMC Insurance Group, Inc.	1,000	20,580
#Employers Holdings, Inc.	3,900	57,798
*Encore Bancshares, Inc.	300	2,310
*Encore Capital Group, Inc.	2,822	42,245
Endurance Specialty Holdings, Ltd.	6,500	233,935
*Enstar Group, Ltd.	1,100	67,100
Enterprise Financial Services Corp.	1,766	15,064
Erie Indemnity Co.	4,600	162,150
ESSA Bancorp, Inc.	2,588	30,978
Evercore Partners, Inc. Class A	1,300	42,432
Everest Re Group, Ltd.	7,400	647,426
F.N.B. Corp.	5,009	35,464
Federal Agricultural Mortgage Corp.	1,781	14,301
Federated Investors, Inc.	9,762	256,252
Fidelity National Financial, Inc.	22,699	308,025
*Fidelity Southern Corp.	1,025	3,988
Fifth Third Bancorp	67,100	599,874
Financial Federal Corp.	2,800	57,176
Financial Institutions, Inc.	600	6,336

195

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*First Acceptance Corp.	6,550	$14,410
First American Corp.	9,976	303,171
#First Bancorp (318672102)	10,000	18,900
First Bancorp (318910106)	1,500	20,340
First Busey Corp.	2,279	8,820
*First Cash Financial Services, Inc.	3,522	60,508
First Citizens BancShares, Inc.	100	14,900
First Commonwealth Financial Corp.	7,969	41,837
First Community Bancshares, Inc.	1,100	12,804
First Defiance Financial Corp.	1,738	25,062
First Financial Bancorp	4,812	61,016
First Financial Bankshares, Inc.	2,990	144,866
First Financial Corp.	1,700	47,141
First Financial Holdings, Inc.	1,825	24,619
First Financial Northwest, Inc.	3,660	21,667
*First Horizon National Corp.	22,076	261,159
*First Marblehead Corp. (The)	700	1,372
First Merchants Corp.	1,745	10,679
First Mercury Financial Corp.	2,596	32,969
First Midwest Bancorp, Inc.	1,400	14,560
First Niagara Financial Group, Inc.	16,396	210,525
First Place Financial Corp.	1,829	5,560
First Security Group, Inc.	1,628	4,396
First South Bancorp, Inc.	1,785	18,903
FirstMerit Corp.	8,666	164,221
Flagstone Reinsurance Holdings, Ltd.	6,700	73,365
Flushing Financial Corp.	1,928	21,651
#FNB United Corp.	237	391
*Forest City Enterprises, Inc. Class A	12,804	111,651
*Forest City Enterprises, Inc. Class B	3,286	28,950
*FPIC Insurance Group, Inc.	867	29,331
Franklin Resources, Inc.	27,480	2,875,232
Fulton Financial Corp.	7,359	60,785
*GAINSCO, Inc.	93	1,196
Gallagher (Arthur J.) & Co.	11,325	252,661
GAMCO Investors, Inc.	767	32,360
Genworth Financial, Inc.	41,000	435,420
German American Bancorp, Inc.	1,900	28,576
GFI Group, Inc.	12,500	64,375
Glacier Bancorp, Inc.	5,234	68,513
Goldman Sachs Group, Inc.	50,600	8,610,602
#Great Southern Bancorp, Inc.	1,583	36,282
#*Greene Bancshares, Inc.	700	2,898
Greenhill & Co., Inc.	3,000	258,690
*Greenlight Capital Re, Ltd.	3,500	65,310
*Guaranty Bancorp	507	664
*Hallmark Financial Services, Inc.	2,534	19,436
Hampden Bancorp, Inc.	504	5,468
#Hampton Roads Bankshares, Inc.	1,803	3,696
Hancock Holding Co.	3,400	123,318
Hanover Insurance Group, Inc.	5,130	215,768
Harleysville Group, Inc.	3,895	122,030
Harleysville National Corp.	2,611	15,039
*Harris & Harris Group, Inc.	3,600	15,444
Hartford Financial Services Group, Inc.	34,300	841,036
HCC Insurance Holdings, Inc.	12,525	330,535
Heartland Financial USA, Inc.	2,289	29,391
*Heritage Commerce Corp.	1,741	4,596
*Heritage Financial Corp.	905	11,322
Heritage Financial Group	1,785	14,476
*HFF, Inc.	400	2,200

196

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*Hilltop Holdings, Inc.	7,200	$85,248
Home Bancshares, Inc.	2,684	58,055
Home Federal Bancorp, Inc.	2,521	29,118
HopFed Bancorp, Inc.	200	2,028
Horace Mann Educators Corp.	2,800	34,804
Hudson City Bancorp, Inc.	54,732	719,178
Huntington Bancshares, Inc.	59,900	228,219
IBERIABANK Corp.	1,925	83,372
Independence Holding Co.	2,500	13,875
Independent Bank Corp.	1,972	41,944
Infinity Property & Casualty Corp.	800	30,936
*Interactive Brokers Group, Inc.	4,380	70,124
#*IntercontinentalExchange, Inc.	7,263	727,680
*International Assets Holding Corp.	815	14,662
International Bancshares Corp.	7,740	114,939
#*Intervest Bancshares Corp.	254	841
Invesco, Ltd.	41,268	872,818
*Investment Technology Group, Inc.	3,824	82,484
*Investors Bancorp, Inc.	10,052	108,964
#Janus Capital Group, Inc.	17,000	223,040
#*Jefferies Group, Inc.	17,253	450,303
JMP Group, Inc.	2,391	20,132
Jones Lang LaSalle, Inc.	3,200	149,920
JPMorgan Chase & Co.	409,432	17,101,975
*KBW, Inc.	3,585	100,380
Kearny Financial Corp.	11,100	109,335
#KeyCorp	74,200	399,938
K-Fed Bancorp	1,291	11,529
*Knight Capital Group, Inc.	9,475	159,654
Lakeland Bancorp, Inc.	2,835	17,237
Lakeland Financial Corp.	1,700	34,969
Legacy Bancorp, Inc.	1,200	11,472
Legg Mason, Inc.	12,040	350,484
*Leucadia National Corp.	23,300	523,551
#Life Partners Holdings, Inc.	1,625	27,609
Lincoln National Corp.	25,550	608,856
Loews Corp.	45,700	1,512,670
*Louisiana Bancorp, Inc.	200	2,856
#M&T Bank Corp.	9,986	627,620
#*Macatawa Bank Corp.	4,110	7,891
MainSource Financial Group, Inc.	1,600	9,328
#*Markel Corp.	1,093	352,711
*Market Leader, Inc.	900	1,800
*MarketAxess Holdings, Inc.	3,416	40,582
*Marlin Business Services Corp.	2,700	18,117
#Marsh & McLennan Cos., Inc.	49,187	1,153,927
Marshall & Ilsley Corp.	19,160	101,931
Max Capital Group, Ltd.	2,600	53,690
MB Financial, Inc.	2,100	37,548
*MBIA, Inc.	25,900	105,154
MBT Financial Corp.	1,485	3,015
*MCG Capital Corp.	4,800	19,152
Meadowbrook Insurance Group, Inc.	7,513	50,562
Medallion Financial Corp.	3,100	24,335
Mercer Insurance Group, Inc.	1,116	20,735
Merchants Bancshares, Inc.	894	20,222
Mercury General Corp.	6,241	227,547
*Meridian Interstate Bancorp, Inc.	2,501	21,509
MetLife, Inc.	81,244	2,764,733
*Metro Bancorp, Inc.	200	2,366
*MF Global, Ltd.	12,100	86,152

197

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#*MGIC Investment Corp.	11,500	$49,565
MidSouth Bancorp, Inc.	900	13,005
Montpelier Re Holdings, Ltd.	9,900	159,984
#Moody’s Corp.	23,770	562,874
Morgan Stanley	125,943	4,045,289
*MSCI, Inc.	9,977	303,301
*Nara Bancorp, Inc.	106	780
*NASDAQ OMX Group, Inc. (The)	18,830	340,070
*National Financial Partners Corp.	3,900	31,785
National Interstate Corp.	1,900	34,409
National Penn Bancshares, Inc.	3,344	18,793
*Navigators Group, Inc.	1,900	100,833
NBT Bancorp, Inc.	3,984	86,851
*Nelnet, Inc. Class A	2,640	37,039
New England Bancshares, Inc.	1,000	5,300
New Westfield Financial, Inc.	4,099	32,997
#New York Community Bancorp, Inc.	32,863	354,920
NewAlliance Bancshares, Inc.	11,700	129,636
*NewStar Financial, Inc.	3,503	8,793
Northeast Community Bancorp, Inc.	1,876	12,569
Northern Trust Corp.	24,300	1,221,075
Northfield Bancorp, Inc.	5,398	67,097
Northrim Bancorp, Inc.	600	9,024
Northwest Bancorp, Inc.	4,671	102,762
NYMAGIC, Inc.	100	1,429
NYSE Euronext, Inc.	23,893	617,634
OceanFirst Financial Corp.	300	2,850
*Ocwen Financial Corp.	8,900	97,277
Old National Bancorp	7,636	79,185
Old Republic International Corp.	27,487	293,561
#Old Second Bancorp, Inc.	700	3,745
OneBeacon Insurance Group, Ltd.	2,900	34,568
optionsXpress Holdings, Inc.	5,834	91,185
Oriental Financial Group, Inc.	2,300	24,495
Oritani Financial Corp.	5,647	72,338
#Pacific Capital Bancorp	91	117
*Pacific Mercantile Bancorp	1,425	4,232
#PacWest Bancorp	2,792	47,408
Park National Corp.	1,300	75,504
PartnerRe, Ltd.	6,200	474,176
Patriot National Bancorp	200	383
Peapack-Gladstone Financial Corp.	1,228	16,185
*Penson Worldwide, Inc.	2,800	27,300
Peoples Bancorp, Inc.	1,197	12,856
People’s United Financial, Inc.	37,400	599,522
#*PHH Corp,	8,304	134,193
*PICO Holdings, Inc.	1,800	61,092
*Pinnacle Financial Partners, Inc.	2,100	26,670
*Piper Jaffray Cos., Inc.	1,004	46,576
Platinum Underwriters Holdings, Ltd.	5,687	203,424
*PMA Capital Corp.	4,497	21,496
#*PMI Group, Inc. (The)	6,810	16,480
PNC Financial Services Group, Inc.	46,218	2,261,909
*Popular, Inc.	11,400	24,624
#*Portfolio Recovery Associates, Inc.	2,000	92,280
*Preferred Bank	1,269	3,211
Presidential Life Corp.	3,200	29,856
Principal Financial Group, Inc.	31,700	793,768
PrivateBancorp, Inc.	2,700	24,651
*ProAssurance Corp.	3,800	191,064
*Progressive Corp.	69,836	1,117,376

198

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Prosperity Bancshares, Inc.	4,800	$171,792
Protective Life Corp.	6,000	115,500
Provident Financial Holdings, Inc.	100	700
Provident Financial Services, Inc.	5,262	56,566
Provident New York Bancorp	4,135	35,272
Prudential Financial, Inc.	45,790	2,071,082
QC Holdings, Inc.	2,796	14,539
#Radian Group, Inc.	8,700	50,373
#Raymond James Financial, Inc.	10,975	259,120
Regions Financial Corp.	91,312	441,950
Reinsurance Group of America, Inc.	8,390	386,779
RenaissanceRe Holdings, Ltd.	6,600	346,500
Renasant Corp.	2,222	32,530
Republic Bancorp, Inc. Class A	105	1,931
*Republic First Bancorp, Inc.	1,100	4,840
Resource America, Inc.	2,228	8,600
*RiskMetrics Group, Inc.	6,100	89,609
*Riverview Bancorp, Inc.	1,705	5,473
RLI Corp.	3,030	151,500
Rockville Financial, Inc.	2,463	25,492
Roma Financial Corp.	4,086	50,626
Rome Bancorp, Inc.	497	4,162
S&T Bancorp, Inc.	2,951	46,478
S.Y. Bancorp, Inc.	2,030	45,370
Safety Insurance Group, Inc.	2,200	73,634
Sanders Morris Harris Group, Inc.	3,300	19,173
Sandy Spring Bancorp, Inc.	1,969	22,762
SCBT Financial Corp.	933	24,137
*Seabright Insurance Holdings	2,360	26,385
Seacoast Banking Corp. of Florida	1,900	2,831
SEI Investments Co.	18,378	321,064
Selective Insurance Group, Inc.	5,100	78,132
SI Financial Group, Inc.	1,500	6,525
*Signature Bank	3,760	118,666
Simmons First National Corp. Class A	1,872	54,775
*SLM Corp.	35,168	341,130
Smithtown Bancorp, Inc.	1,563	16,177
Somerset Hills Bancorp	945	7,475
*Southern Community Financial Corp.	900	2,097
Southside Bancshares, Inc.	1,793	37,276
Southwest Bancorp, Inc.	1,600	15,744
*Specialty Underwriters’ Alliance, Inc.	792	5,401
#*St. Joe Co. (The)	9,102	217,902
*StanCorp Financial Group, Inc.	4,400	161,524
State Auto Financial Corp.	4,848	78,828
State Bancorp, Inc.	2,047	15,639
State Street Corp.	47,540	1,995,729
StellarOne Corp.	2,851	30,249
Sterling Bancorp	1,499	10,088
Sterling Bancshares, Inc.	8,000	44,560
#*Sterling Financial Corp.	3,920	3,136
*Stewart Information Services Corp.	900	8,046
*Stifel Financial Corp.	3,621	188,147
Student Loan Corp.	2,000	84,100
Suffolk Bancorp	900	25,164
*Sun Bancorp, Inc.	2,137	8,676
#SunTrust Banks, Inc.	48,201	921,121
Susquehanna Bancshares, Inc.	6,230	34,327
#*SVB Financial Group	3,491	144,004
SWS Group, Inc.	1,770	23,683
*Synovus Financial Corp.	12,100	26,862

199

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
T. Rowe Price Group, Inc.	26,125	$1,273,071
#*Taylor Capital Group, Inc.	730	4,161
TCF Financial Corp.	12,396	146,645
#*TD Ameritrade Holding Corp.	57,659	1,112,819
*Tejon Ranch Co.	1,300	33,878
*Tennessee Commerce Bancorp, Inc.	700	3,717
•#Teton Advisors, Inc.	5	—
*Texas Capital Bancshares, Inc.	4,203	61,238
TFS Financial Corp.	33,220	387,345
*Thomas Weisel Partners Group, Inc.	3,004	13,608
*TIB Financial Corp.	954	1,011
*TierOne Corp.	400	796
Tompkins Financial Corp.	1,449	62,843
#Torchmark Corp.	8,400	341,040
Tower Group, Inc.	4,700	115,526
#TowneBank	1,400	16,156
*TradeStation Group, Inc.	5,240	40,453
Transatlantic Holdings, Inc.	5,779	291,840
Travelers Cos., Inc. (The)	61,140	3,044,161
*Tree.com, Inc.	721	5,631
TriCo Bancshares	1,628	23,801
TrustCo Bank Corp.	6,000	35,700
Trustmark Corp.	7,848	148,720
U.S. Bancorp	153,715	3,569,262
#UMB Financial Corp.	4,200	167,034
Umpqua Holdings Corp.	6,773	67,120
Union Bankshares Corp.	2,179	26,845
*United America Indemnity, Ltd.	1,553	10,887
United Bankshares, Inc.	3,800	67,830
*United Community Banks, Inc.	4,124	16,743
*United Community Financial Corp.	1,363	2,044
United Financial Bancorp, Inc.	2,642	33,950
United Fire & Casualty Co.	2,765	48,332
*United Security Bancshares	1,896	4,740
Unitrin, Inc.	3,100	60,760
Universal Insurance Holdings, Inc.	3,536	18,776
Univest Corp. of Pennsylvania	1,893	36,402
Unum Group	35,400	706,230
*Validus Holdings, Ltd.	13,955	353,061
#Valley National Bancorp	11,811	156,850
ViewPoint Financial Group	2,523	33,808
#*Virginia Commerce Bancorp, Inc.	2,610	10,492
*Virtus Investment Partners, Inc.	205	3,005
W. R. Berkley Corp.	17,930	443,230
Waddell & Reed Financial, Inc.	9,300	260,958
Washington Banking Co.	959	9,034
Washington Federal, Inc.	8,578	147,113
Washington Trust Bancorp, Inc.	1,700	25,534
*Waterstone Financial, Inc.	2,561	8,733
Webster Financial Corp.	3,300	37,323
Wells Fargo & Co.	461,728	12,706,755
WesBanco, Inc.	2,565	36,295
Wesco Financial Corp.	817	267,976
West Bancorporation	2,033	8,945
Westamerica Bancorporation	3,200	152,960
#*Western Alliance Bancorp	4,026	17,513
Westwood Holdings Group, Inc.	1,000	35,290
White Mountains Insurance Group, Ltd.	500	155,085
Whitney Holding Corp.	4,100	32,923
Wilmington Trust Corp.	3,700	44,585
Wilshire Bancorp, Inc.	4,528	31,877

200

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Wintrust Financial Corp.	2,250	$63,472
#*World Acceptance Corp.	1,700	42,653
Yadkin Valley Financial Corp.	671	2,469
Zenith National Insurance Corp.	3,400	97,002
#Zions Bancorporation	7,500	106,200
*ZipRealty, Inc.	3,331	12,491

Total Financials		147,846,452

Health Care — (11.6%)
*A.D.A.M., Inc.	575	1,886
#*Abaxis, Inc.	2,563	58,488
Abbott Laboratories	159,127	8,047,052
#*ABIOMED, Inc.	2,981	26,978
#*Abraxis Bioscience, Inc.	100	3,122
*Accelrys, Inc.	3,112	16,898
*Accuray, Inc.	5,600	32,312
*Acorda Therapeutics, Inc.	3,200	69,536
*Adolor Corp.	778	1,128
Aetna, Inc.	37,600	978,728
*Affymax, Inc.	2,611	52,586
#*Affymetrix, Inc.	8,729	45,653
#*Air Methods Corp.	1,457	44,497
*Albany Molecular Research, Inc.	3,400	27,676
*Alexion Pharmaceuticals, Inc.	8,800	390,808
*Alexza Pharmaceuticals, Inc.	1,456	3,116
*Align Technology, Inc.	8,300	130,476
#*Alkermes, Inc.	8,370	66,709
Allergan, Inc.	30,570	1,719,562
*Alliance HealthCare Services, Inc.	5,000	27,200
*Allion Healthcare, Inc.	3,300	21,252
#*Allos Therapeutics, Inc.	10,300	58,195
#*Allscripts-Misys Healthcare Solutions, Inc.	16,100	313,950
*Almost Family, Inc.	812	24,644
*Alnylam Pharmaceuticals, Inc.	3,400	57,936
*Alphatec Holdings, Inc.	3,400	16,252
#*AMAG Pharmaceuticals, Inc.	2,000	75,560
#*Amedisys, Inc.	2,934	116,744
America Services Group, Inc.	1,200	15,744
*American Caresource Holding, Inc.	400	1,068
*American Dental Partners, Inc.	1,985	23,602
#*American Medical Systems Holdings, Inc.	9,000	138,780
*AMERIGROUP Corp.	6,100	134,505
AmerisourceBergen Corp.	32,420	718,103
*Amgen, Inc.	106,871	5,742,179
*AMICAS, Inc.	4,500	14,175
#*Amicus Therapeutics, Inc.	1,205	4,627
*AMN Healthcare Services, Inc.	6,328	52,649
#*Amsurg Corp.	3,550	74,798
*Amylin Pharmaceuticals, Inc.	11,780	130,051
*Anadys Pharmaceuticals, Inc.	3,300	6,435
Analogic Corp.	1,641	61,275
*AngioDynamics, Inc.	3,150	47,565
*Anika Therapeutics, Inc.	1,888	13,820
*Ardea Biosciences, Inc.	1,242	16,767
*Arena Pharmaceuticals, Inc.	9,661	34,103
*Arqule, Inc.	6,533	21,886
*Array BioPharma, Inc.	2,900	5,191
*Aspect Medical Systems, Inc.	1,900	22,762
*Assisted Living Concepts, Inc.	915	18,959
#*athenahealth, Inc.	2,400	90,264
*AtriCure, Inc.	1,383	5,643

201

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Health Care — (Continued)
*ATS Medical, Inc.	12,306	$33,103
*Auxilium Pharmaceuticals, Inc.	3,800	119,548
Bard (C.R.), Inc.	12,030	903,092
Baxter International, Inc.	60,765	3,284,956
Beckman Coulter, Inc.	6,500	418,145
Becton Dickinson & Co.	24,000	1,640,640
*BioClinica, Inc.	2,162	9,643
#*BioCryst Pharmaceuticals, Inc.	3,400	30,362
*Biodel, Inc.	3,100	12,958
*Biogen Idec, Inc.	30,375	1,279,699
#*BioMarin Pharmaceutical, Inc.	9,600	149,376
*BioMimetic Therapeutics, Inc.	2,915	34,019
*Bio-Rad Laboratories, Inc.	2,213	197,820
#*Bio-Reference Laboratories, Inc.	1,400	45,262
*BioSante Pharmaceuticals, Inc.	3,484	5,296
*BioScrip, Inc.	2,900	21,866
#*BioSphere Medical, Inc.	2,293	6,489
#*BMP Sunstone Corp.	3,063	11,149
*Boston Scientific Corp.	121,711	988,293
*Bovie Medical Corp.	2,540	20,345
Bristol-Myers Squibb Co.	204,650	4,461,370
*Brookdale Senior Living, Inc.	10,600	178,504
*Bruker BioSciences Corp.	14,990	162,492
#*BSD Medical Corp.	2,800	6,496
#*Cadence Pharmaceuticals, Inc.	4,900	44,247
*Cambrex Corp.	3,827	22,962
*Cantel Medical Corp.	2,444	39,251
*Capital Senior Living Corp.	3,849	20,361
*Caraco Pharmaceutical Laboratories, Ltd.	3,597	13,237
*Cardiac Science Corp.	3,085	10,798
Cardinal Health, Inc.	27,284	773,229
*Cardiovascular Systems, Inc.	200	978
*CareFusion Corp.	7,067	158,089
#*CAS Medical Systems, Inc.	1,900	3,078
*Catalyst Health Solutions, Inc.	3,800	119,206
*Celera Corp.	9,599	59,418
*Celgene Corp.	45,682	2,332,066
*Celldex Therapeutics, Inc.	2,100	9,156
*Celsion Corp.	1,300	4,043
*Centene Corp.	4,800	85,584
*Cephalon, Inc.	8,295	452,741
#*Cepheid, Inc.	4,900	65,023
#*Cerner Corp.	8,500	646,340
#*Charles River Laboratories International, Inc.	6,400	233,728
Chemed Corp.	2,300	104,236
Cigna Corp.	27,500	765,600
*Clinical Data, Inc.	2,347	37,036
*CombiMatrix Corp.	1,107	7,029
#*Community Health Systems, Inc.	8,800	275,264
Computer Programs & Systems, Inc.	1,556	65,725
*Conceptus, Inc.	3,600	63,144
*CONMED Corp.	2,235	47,360
*Continucare Corp.	6,300	16,506
#Cooper Cos., Inc.	4,865	136,269
*Corvel Corp.	1,400	39,900
#*Covance, Inc.	6,600	341,088
*Coventry Health Care, Inc.	15,263	302,665
*Cross Country Healthcare, Inc.	1,700	14,042
*CryoLife, Inc.	3,061	18,366
*Cubist Pharmaceuticals, Inc.	7,273	123,205
*Cutera, Inc.	1,850	16,668

202

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CONTINUED

	Shares	Value†
Health Care — (Continued)
#*Cyberonics, Inc.	2,300	$33,258
*Cynosure, Inc.	1,600	16,032
#*Cypress Bioscience, Inc.	3,390	20,815
*Cytokinetics, Inc.	3,764	12,007
*DaVita, Inc.	10,970	581,739
#*Dendreon Corp.	11,251	284,313
#DENTSPLY International, Inc.	14,600	481,216
*DepoMed, Inc.	3,900	12,129
#*Dexcom, Inc.	5,000	34,300
*Dialysis Corp. of America	2,100	14,490
*Dionex Corp.	1,950	132,366
*Durect Corp.	7,649	16,139
*Dyax Corp.	9,809	30,800
*Dynacq Healthcare, Inc.	300	966
*Eclipsys Corp.	5,300	99,375
#*Edwards Lifesciences Corp.	6,603	508,035
Eli Lilly & Co.	105,275	3,580,403
*Emergency Medical Services Corp. Class A	1,700	81,634
*Emergent BioSolutions, Inc.	3,179	45,841
*Emergent Group, Inc.	1,300	8,756
#*Emeritus Corp.	3,747	69,919
*Endo Pharmaceuticals Holdings, Inc.	13,481	301,974
•*Endo Pharmaceuticals Solutions	8,600	8,514
*Endologix, Inc.	4,500	21,420
Ensign Group, Inc.	3,000	44,340
#*Enzon Pharmaceuticals, Inc.	4,617	38,737
*eResearch Technology, Inc.	4,700	34,780
*ev3, Inc.	10,059	118,495
#*Exactech, Inc.	1,400	21,000
*Exelixis, Inc.	10,300	62,624
*Express Scripts, Inc.	27,254	2,178,140
*Facet Biotech Corp.	3,443	58,979
*Forest Laboratories, Inc.	29,798	824,511
*Fresenius Kabi Pharmaceuticals Holding, Inc.	17,749	8,253
#*Genomic Health, Inc.	2,998	55,673
*Genoptix, Inc.	1,900	66,101
*Gen-Probe, Inc.	4,794	200,006
*Gentiva Health Services, Inc.	3,177	76,248
*Genzyme Corp.	28,068	1,420,241
#*Geron Corp.	9,900	60,489
#*Gilead Sciences, Inc.	101,750	4,329,462
#*Greatbatch, Inc.	2,910	57,240
#*GTx, Inc.	2,703	24,273
*Haemonetics Corp.	3,002	154,603
*Halozyme Therapeutics, Inc.	7,600	46,056
*Hanger Orthopedic Group, Inc.	1,800	24,912
*Hansen Medical, Inc.	700	1,792
*Harvard Bioscience, Inc.	4,139	14,983
*Health Grades, Inc.	4,492	19,495
*Health Management Associates, Inc.	23,724	144,716
*Health Net, Inc.	8,693	129,613
#*HEALTHSOUTH Corp.	9,122	133,272
*HealthSpring, Inc.	4,800	68,784
*HealthStream, Inc.	2,809	10,787
*Healthways, Inc.	3,100	49,848
#*Hemispherx Biopharma, Inc.	4,500	6,525
#*Henry Schein, Inc.	9,900	523,017
Hill-Rom Holdings, Inc.	7,105	139,187
*Hi-Tech Pharmacal Co., Inc.	1,129	20,593
*HMS Holdings Corp.	2,900	124,497
*Hologic, Inc.	28,078	414,993

203

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CONTINUED

	Shares	Value†
Health Care — (Continued)
*Home Diagnostics, Inc.	3,161	$19,756
*Hospira, Inc.	15,814	705,937
#*Human Genome Sciences, Inc.	16,300	304,647
#*Humana, Inc.	15,900	597,522
*ICU Medical, Inc.	1,750	61,250
*Idenix Pharmaceuticals, Inc.	6,900	15,318
*Idera Pharmaceuticals, Inc.	3,193	17,051
#*IDEXX Laboratories, Inc.	5,800	296,496
*Illumina, Inc.	11,746	377,047
*Immucor, Inc.	8,325	148,851
*ImmunoGen, Inc.	6,184	41,371
*Immunomedics, Inc.	6,470	23,033
IMS Health, Inc.	18,090	296,495
#*Incyte Corp.	10,564	62,222
*Infinity Pharmaceuticals, Inc.	3,056	17,052
*Inspire Pharmaceuticals, Inc.	7,300	32,631
*Insulet Corp.	5,800	64,380
*Integra LifeSciences Holdings Corp.	2,600	79,404
*IntegraMed America, Inc.	1,494	12,699
*InterMune, Inc.	4,162	50,277
#*Intuitive Surgical, Inc.	3,738	920,856
#Invacare Corp.	3,000	67,290
*InVentiv Health, Inc.	2,663	45,218
*Inverness Medical Innovations, Inc.	8,565	325,556
*IPC The Hospitalist Co.	2,600	78,780
*IRIS International, Inc.	2,045	20,736
#*Isis Pharmaceuticals, Inc.	10,843	137,381
*ISTA Pharmaceuticals, Inc.	2,153	7,880
Johnson & Johnson	292,484	17,271,180
#*Kendle International, Inc.	1,300	21,944
*Kensey Nash Corp.	1,443	34,502
*Kindred Healthcare, Inc.	4,200	61,740
#*Kinetic Concepts, Inc.	5,800	192,502
*King Pharmaceuticals, Inc.	27,935	282,982
*K-V Pharmaceutical Co.	300	1,140
#*Laboratory Corp. of America Holdings	10,900	750,901
Landauer, Inc.	1,220	63,184
*Lannet Co., Inc.	3,087	20,745
*LCA-Vision, Inc.	3,050	13,725
#*LHC Group, Inc.	2,363	65,951
*Life Technologies Corp.	18,827	888,070
#*LifePoint Hospitals, Inc.	6,445	182,587
*Ligand Pharmaceuticals, Inc. Class B	11,936	20,291
#*Lincare Holdings, Inc.	5,672	178,158
#*Luminex Corp.	4,334	63,796
*Magellan Health Services, Inc.	3,965	127,395
*MAKO Surgical Corp.	2,300	20,815
#*Mannkind Corp.	13,673	71,373
*Martek Biosciences Corp.	3,448	61,926
#*Masimo Corp.	5,290	140,555
#*Matrixx Initiatives, Inc.	1,300	5,850
*Maxygen, Inc.	3,953	22,058
McKesson Corp.	27,810	1,633,281
*MDRNA, Inc.	4,100	4,264
*MedAssets, Inc.	6,600	144,804
*MedCath Corp.	1,848	15,172
*Medco Health Solutions, Inc.	57,745	3,240,649
*Medical Action Industries, Inc.	2,396	26,212
*Medicines Co. (The)	1,500	10,785
*MediciNova, Inc.	740	4,592
Medicis Pharmaceutical Corp. Class A	4,326	91,581

204

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CONTINUED

	Shares	Value†
Health Care — (Continued)
#*Medivation, Inc.	3,240	$82,685
*Mednax, Inc.	4,400	228,448
*MEDTOX Scientific, Inc.	377	3,762
Medtronic, Inc.	110,304	3,937,853
#Merck & Co., Inc.	217,914	6,740,080
*Merge Healthcare, Inc.	5,633	20,166
Meridian Bioscience, Inc.	4,275	94,862
*Merit Medical Systems, Inc.	3,211	54,523
*Metabolix, Inc.	1,609	16,315
*Metropolitan Health Networks, Inc.	1,125	2,295
#*Mettler Toledo International, Inc.	3,245	316,388
*Micromet, Inc.	6,715	34,314
#*Millipore Corp.	6,917	463,508
#*Molecular Insight Pharmaceuticals, Inc.	3,450	16,560
*Molina Healthcare, Inc.	3,094	57,920
*Momenta Pharmaceuticals, Inc.	3,101	28,281
*MTS Medication Technologies, Inc.	320	1,755
*MWI Veterinary Supply, Inc.	1,200	42,480
#*Mylan, Inc.	29,350	476,644
*Myriad Genetics, Inc.	11,200	271,936
*Myriad Pharmaceuticals, Inc.	3,247	17,923
*Nabi Biopharmaceuticals	6,490	21,092
*Nanosphere, Inc.	300	2,004
#National Healthcare Corp.	1,784	64,170
National Research Corp.	200	4,614
*Natus Medical, Inc.	1,980	27,502
*Nektar Therapeutics	8,118	65,918
*Neogen Corp.	1,950	61,815
*Neurocrine Biosciences, Inc.	2,000	4,440
#*NovaMed, Inc.	3,861	15,560
*NPS Pharmaceuticals, Inc.	5,995	19,004
#*NuVasive, Inc.	3,900	141,531
*NxStage Medical, Inc.	5,192	28,971
*Obagi Medical Products, Inc.	2,655	27,134
*Odyssey Healthcare, Inc.	4,400	61,336
Omnicare, Inc.	12,240	265,241
*Omnicell, Inc.	2,600	25,584
*Oncothyreon, Inc.	2,700	9,531
#*Onyx Pharmaceuticals, Inc.	5,800	154,280
*Optimer Pharmaceuticals, Inc.	3,500	40,460
*OraSure Technologies, Inc.	6,438	20,988
*Orexigen Therapeutics, Inc.	4,000	25,840
*Orthovita, Inc.	8,000	28,000
#*OSI Pharmaceuticals, Inc.	6,400	206,208
#*Osiris Therapeutics, Inc.	3,300	20,955
*Osteotech, Inc.	1,415	6,113
Owens & Minor, Inc.	5,000	204,450
*Pain Therapeutics, Inc.	5,300	26,871
*Palomar Medical Technologies, Inc.	1,396	14,183
*Par Pharmaceutical Cos., Inc.	4,600	96,462
*Parexel International Corp.	5,425	67,921
#*Patterson Cos., Inc.	12,000	306,360
*PDI, Inc.	1,874	9,407
#PDL BioPharma, Inc.	10,316	86,758
*Penwest Pharmaceuticals Co.	1,400	3,024
PerkinElmer, Inc.	12,800	238,208
#Perrigo Co.	9,276	344,974
Pfizer, Inc.	798,203	13,593,397
Pharmaceutical Products Development Service, Inc.	10,000	215,500
*Pharmasset, Inc.	3,200	60,096
*PharmAthene, Inc.	1,400	5,180

205

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CONTINUED

	Shares	Value†
Health Care — (Continued)
#*PharMerica Corp.	2,600	$40,118
*Phase Forward, Inc.	3,793	49,726
*Poniard Pharmaceuticals, Inc.	3,109	20,364
*Pozen, Inc.	2,100	11,928
*Progenics Pharmaceuticals, Inc.	2,600	10,894
*Prospect Medical Holdings, Inc.	1,283	5,132
*Providence Service Corp.	2,200	27,412
#*PSS World Medical, Inc.	6,816	137,820
#*Psychiatric Solutions, Inc.	5,300	109,392
*QuadraMed Corp.	680	4,964
#Quality Systems, Inc.	3,699	225,713
Quest Diagnostics, Inc.	18,734	1,047,793
#*Quidel Corp.	3,900	55,770
*Quigley Corp.	1,100	2,310
*Regeneration Technologies, Inc.	5,098	19,984
*Regeneron Pharmaceuticals, Inc.	7,500	117,750
*RehabCare Group, Inc.	2,500	46,875
*Repligen Corp.	3,600	17,568
*Res-Care, Inc.	3,700	44,511
*ResMed, Inc.	7,200	354,312
#*Rigel Pharmaceuticals, Inc.	3,200	20,512
*Rochester Medical Corp.	1,592	16,095
*Rockwell Medical Technologies, Inc.	1,400	9,450
*Salix Pharmaceuticals, Ltd.	6,200	114,018
*Sangamo BioSciences, Inc.	2,700	14,364
#*Savient Pharmaceuticals, Inc.	4,100	51,660
Schering-Plough Corp.	208,323	5,874,709
*Seattle Genetics, Inc.	9,820	89,166
*SenoRx, Inc.	800	3,168
#*Sequenom, Inc.	6,679	18,434
#*Sirona Dental Systems, Inc.	5,800	156,078
*Skilled Healthcare Group, Inc.	2,400	19,296
*Somanetics Corp.	1,600	23,920
*SonoSite, Inc.	2,400	59,496
*Spectranetics Corp.	4,200	23,940
*Spectrum Pharmaceuticals, Inc.	2,250	9,338
*St. Jude Medical, Inc.	35,955	1,225,346
*Stereotaxis, Inc.	4,700	16,967
Steris Corp.	6,600	193,116
*Strategic Diagnostics, Inc.	3,091	5,224
Stryker Corp.	39,450	1,814,700
*Sucampo Pharmaceuticals, Inc.	900	3,933
*Sun Healthcare Group, Inc.	4,100	37,228
#*Sunrise Senior Living, Inc.	100	416
*SuperGen, Inc.	6,537	15,297
#*SurModics, Inc.	1,100	28,171
*Symmetry Medical, Inc.	3,300	26,400
*Synovis Life Technologies, Inc.	1,397	16,848
*Targacept, Inc.	2,777	52,069
Techne Corp.	4,233	264,605
Teleflex, Inc.	4,020	199,995
*Tenet Healthcare Corp.	43,900	224,768
#*Theravance, Inc.	6,800	94,996
*Thermo Fisher Scientific, Inc.	43,096	1,939,320
#*Thoratec Corp.	6,400	168,064
*Tomotherapy, Inc.	6,900	22,908
*TranS1, Inc.	2,100	8,337
*Transcend Services, Inc.	800	14,600
*Transcept Pharmaceuticals, Inc.	133	730
*Triple-S Management Corp.	2,900	48,430
*Trubion Pharmaceuticals, Inc.	100	436

206

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CONTINUED

	Shares	Value†
Health Care — (Continued)
*U.S. Physical Therapy, Inc.	902	$12,664
#*United Therapeutics Corp.	5,760	245,030
UnitedHealth Group, Inc.	117,355	3,045,362
*Universal American Corp.	8,200	82,000
Universal Health Services, Inc.	5,800	322,770
Utah Medical Products, Inc.	276	8,070
#*Valeant Pharmaceuticals International	7,965	234,171
*Vanda Pharmaceuticals, Inc.	2,400	24,480
#*Varian Medical Systems, Inc.	11,800	483,564
*Varian, Inc.	3,300	168,960
*Vascular Solutions, Inc.	2,700	20,844
#*VCA Antech, Inc.	8,100	192,942
#*Vertex Pharmaceuticals, Inc.	19,400	651,064
*Vical, Inc.	2,858	8,803
*Viropharma, Inc.	4,000	30,160
#*Virtual Radiologic Corp.	1,486	19,095
*Vital Images, Inc.	2,220	25,330
#*Vivus, Inc.	5,800	45,820
#*Volcano Corp.	6,070	87,104
#*Warner Chilcott P.L.C.	7,753	171,729
*Waters Corp.	9,400	539,842
*Watson Pharmaceuticals, Inc.	12,540	431,627
*WellCare Health Plans, Inc.	600	15,678
*WellPoint, Inc.	52,121	2,437,178
West Pharmaceutical Services, Inc.	3,695	145,842
#*Wright Medical Group, Inc.	3,195	51,919
*XenoPort, Inc.	1,700	28,407
Young Innovations, Inc.	1,000	23,650
*Zimmer Holdings, Inc.	22,280	1,171,260
*Zoll Medical Corp.	1,200	23,304
*Zymogenetics, Inc.	5,400	25,110

Total Health Care		145,558,451

Industrials — (9.9%)
*3D Systems Corp.	3,119	27,510
3M Co.	60,323	4,437,963
A.O. Smith Corp.	2,300	91,149
#AAON, Inc.	2,050	36,920
*AAR Corp.	4,715	92,461
ABM Industries, Inc.	6,078	114,145
*Acacia Technologies Group	3,410	25,916
*ACCO Brands Corp.	5,418	32,833
Aceto Corp.	1,500	8,310
Actuant Corp.	4,600	71,806
Acuity Brands, Inc.	3,882	122,904
Administaff, Inc.	3,000	74,460
*Advisory Board Co. (The)	2,600	64,064
#*Aecom Technology Corp.	10,600	267,544
*AeroVironment, Inc.	1,600	42,656
*AGCO Corp.	8,600	241,746
Aircastle, Ltd.	11,300	89,496
#*AirTran Holdings, Inc.	11,106	46,978
Alamo Group, Inc.	789	10,809
*Alaska Air Group, Inc.	2,416	62,140
Albany International Corp.	2,000	33,320
Alexander & Baldwin, Inc.	3,730	107,536
#*Allegiant Travel Co.	2,700	101,817
#*Alliant Techsystems, Inc.	3,650	283,897
*Allied Defense Group, Inc.	700	4,410
*Amerco, Inc.	2,700	114,129
#*American Commercial Lines, Inc.	1,000	21,450

207

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
American Ecology Corp.	2,200	$36,564
American Railcar Industries, Inc.	2,374	23,740
*American Reprographics Co.	5,000	30,000
American Science & Engineering, Inc.	1,100	72,732
*American Superconductor Corp.	5,154	172,762
American Woodmark Corp.	1,214	23,879
Ameron International Corp.	1,000	58,980
Ametek, Inc.	10,500	366,345
Ampco-Pittsburgh Corp.	1,064	28,622
*AMR Corp.	15,600	84,084
*APAC Customer Services, Inc.	6,100	39,345
Apogee Enterprises, Inc.	3,000	39,720
Applied Industrial Technologies, Inc.	4,975	100,644
Applied Signal Technologies, Inc.	1,500	30,735
*Argan, Inc.	1,600	19,760
*Argon ST, Inc.	2,139	39,785
Arkansas Best Corp.	3,000	77,460
#*Armstrong World Industries, Inc.	6,000	223,500
#*Astec Industries, Inc.	2,360	54,280
*AT Cross Co.	845	3,169
*ATC Technology Corp.	2,100	43,890
*Atlas Air Worldwide Holdings, Inc.	2,341	61,545
Avery Dennison Corp.	9,001	320,886
#*Avis Budget Group, Inc.	1,900	15,960
#*AZZ, Inc.	1,630	55,844
B.F. Goodrich Co.	13,100	711,985
#Badger Meter, Inc.	1,600	59,632
*Baker (Michael) Corp.	1,199	42,804
#Baldor Electric Co.	5,200	134,420
Barnes Group, Inc.	5,809	92,073
Barrett Business Services, Inc.	1,861	21,588
#*BE Aerospace, Inc.	9,300	164,889
#*Beacon Roofing Supply, Inc.	5,790	83,144
Belden, Inc.	4,700	107,865
#*Blount International, Inc.	5,248	47,442
#*BlueLinx Holdings, Inc.	3,154	9,241
Boeing Co.	72,650	3,472,670
*Bowne & Co., Inc.	2,923	19,087
Brady Co. Class A	6,190	167,625
Briggs & Stratton Corp.	4,900	91,630
Brink’s Co. (The)	4,700	111,531
*BTU International, Inc.	600	3,048
Bucyrus International, Inc.	4,800	213,216
*Builders FirstSource, Inc.	357	1,389
Burlington Northern Santa Fe Corp.	35,170	2,649,004
#*C&D Technologies, Inc.	2,200	4,026
C.H. Robinson Worldwide, Inc.	16,900	931,359
Carlisle Cos., Inc.	6,900	214,176
Cascade Corp.	1,095	27,200
*Casella Waste Systems, Inc.	925	2,581
Caterpillar, Inc.	61,609	3,392,192
#*CBIZ, Inc.	8,700	61,248
CDI Corp.	2,400	29,232
*Celadon Group, Inc.	3,569	34,833
#*Cenveo, Inc.	4,900	34,692
*Ceradyne, Inc.	3,475	56,017
*Chart Industries, Inc.	3,900	77,103
*Chase Corp.	1,500	18,000
Cintas Corp.	13,630	377,415
CIRCOR International, Inc.	1,580	43,055
CLAROC, Inc.	5,878	172,990

208

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CONTINUED

	Shares	Value†
Industrials — (Continued)
*Clean Harbors, Inc.	2,500	$141,125
*Columbus McKinnon Corp.	2,000	33,100
Comfort Systems USA, Inc.	5,229	56,996
*Command Security Corp.	1,831	3,937
*COMSYS IT Partners, Inc.	1,740	11,919
*Consolidated Graphics, Inc.	700	14,042
#*Continental Airlines, Inc.	12,598	144,877
Con-way, Inc.	4,223	139,317
Cooper Industries P.L.C.	16,181	626,043
*Copart, Inc.	10,287	330,933
*Cornell Cos., Inc.	1,700	38,828
Corporate Executive Board Co.	2,488	59,737
#*Corrections Corp. of America	11,900	284,886
#*CoStar Group, Inc.	2,156	83,696
Courier Corp.	1,460	21,652
#*Covanta Holding Corp.	18,435	316,713
*Covenant Transportation Group, Inc.	100	504
*CPI Aerostructures, Inc.	541	3,700
*CRA International, Inc.	1,100	27,225
#Crane Co.	5,100	142,035
CSX Corp.	46,100	1,944,498
Cubic Corp.	3,035	105,345
Cummins, Inc.	20,900	899,954
Curtiss-Wright Corp.	4,800	143,136
Danaher Corp.	33,360	2,276,153
Deere & Co.	43,291	1,971,905
*Delta Air Lines, Inc.	65,262	465,971
Deluxe Corp.	5,100	72,573
Diamond Management & Technology Consultants, Inc.	2,700	15,984
#*Dollar Thrifty Automotive Group, Inc.	1,800	33,318
#Donaldson Co., Inc.	7,600	271,092
Dover Corp.	19,380	730,238
Ducommun, Inc.	1,500	25,530
#Dun & Bradstreet Corp. (The)	6,100	467,016
*DXP Enterprises, Inc.	1,614	18,529
*Dycom Industries, Inc.	3,734	36,892
*Dynamex, Inc.	890	16,492
Dynamic Materials Corp.	900	17,352
*DynCorp International, Inc. Class A	6,480	110,160
Eastern Co.	600	9,582
Eaton Corp.	16,720	1,010,724
*EMCOR Group, Inc.	6,800	160,616
Emerson Electric Co.	76,140	2,874,285
#Encore Wire Corp.	2,625	54,469
#*Ener1, Inc.	12,646	63,104
#*Energy Conversion Devices, Inc.	3,300	35,541
EnergySolutions, Inc.	10,900	90,906
*EnerNOC, Inc.	1,700	48,841
*EnerSys, Inc.	5,700	125,970
Ennis, Inc.	3,000	45,450
#*EnPro Industries, Inc.	1,500	33,870
Equifax, Inc.	13,079	358,103
#*ESCO Technologies, Inc.	3,386	133,002
*Esterline Technologies Corp.	4,660	196,233
#*Evergreen Solar, Inc.	7,622	11,052
#Expeditors International of Washington, Inc.	20,936	674,558
*Exponent, Inc.	1,900	49,419
#Fastenal Co.	14,900	514,050
Federal Signal Corp.	5,637	34,611
FedEx Corp.	31,043	2,256,516
*First Advantage Corp.	700	12,320

209

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CONTINUED

	Shares	Value†
Industrials — (Continued)
*First Solar, Inc.	7,350	$896,186
*Flanders Corp.	3,983	20,074
Flowserve Corp.	5,800	569,618
Fluor Corp.	19,136	850,021
Forward Air Corp.	3,046	65,002
Franklin Electric Co., Inc.	2,922	79,712
#Freightcar America, Inc.	1,200	28,296
*FTI Consulting, Inc.	5,469	223,190
*Fuel Tech, Inc.	1,700	19,669
#*FuelCell Energy, Inc.	5,374	17,895
*Furmanite Corp.	2,500	8,950
G & K Services, Inc. Class A	1,900	42,085
*Gardner Denver Machinery, Inc.	6,000	215,460
GATX Corp.	4,600	125,028
#*Genco Shipping & Trading, Ltd.	2,800	55,692
*Gencor Industries, Inc.	400	3,000
*GenCorp, Inc.	8,470	63,017
*General Cable Corp.	4,500	140,130
General Dynamics Corp.	40,759	2,555,589
General Electric Co.	1,043,623	14,882,064
#*Genesee & Wyoming, Inc.	3,920	113,719
*GEO Group, Inc. (The)	5,545	117,277
#*GeoEye, Inc.	1,926	48,863
*Gibraltar Industries, Inc.	3,140	33,975
Gorman-Rupp Co. (The)	1,563	38,590
*GP Strategies Corp.	1,842	12,968
Graco, Inc.	4,525	124,618
*Graftech International, Ltd.	11,300	152,550
Graham Corp.	1,800	25,506
Granite Construction, Inc.	4,300	122,808
Great Lakes Dredge & Dock Corp.	6,976	42,763
*Greenbrier Cos., Inc.	1,200	10,656
*Griffon Corp.	5,806	50,919
*H&E Equipment Services, Inc.	3,900	41,340
Hardinge, Inc.	700	3,675
Harsco Corp.	6,888	216,903
*Hawaiian Holdings, Inc.	6,792	48,155
Healthcare Services Group, Inc.	5,270	104,082
#Heartland Express, Inc.	10,719	145,778
HEICO Corp.	1,300	49,439
HEICO Corp. Class A	1,925	59,406
Heidrick & Struggles International, Inc.	1,861	50,917
Herman Miller, Inc.	5,553	85,794
*Hertz Global Holdings, Inc.	38,000	353,780
#*Hexcel Corp.	8,270	90,970
*Hill International, Inc.	4,200	28,224
Hi-Shear Technology Corp.	1,200	23,052
HNI Corp.	3,473	91,409
#*Hoku Scientific, Inc.	1,382	3,040
Honeywell International, Inc.	76,530	2,746,662
Horizon Lines, Inc.	2,800	14,700
Houston Wire & Cable Co.	2,097	25,353
*Hub Group, Inc. Class A	3,214	79,900
Hubbell, Inc. Class B	5,742	244,207
*Hurco Cos., Inc.	883	14,040
*Huron Consulting Group, Inc.	1,650	38,280
*ICF International, Inc.	1,750	50,138
*ICT Group, Inc.	3,200	50,720
IDEX Corp.	8,975	255,159
#*IHS, Inc.	6,800	351,968
*II-VI, Inc.	3,748	99,210

210

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CONTINUED

	Shares	Value†
Industrials — (Continued)
Illinois Tool Works, Inc.	50,598	$2,323,460
Ingersoll-Rand P.L.C.	23,720	749,315
*InnerWorkings, Inc.	5,800	29,870
*Innovative Solutions & Support, Inc.	3,312	15,103
*Insituform Technologies, Inc. Class A	4,000	84,800
Insteel Industries, Inc.	2,000	22,240
#*Integrated Electrical Services, Inc.	1,807	11,890
Interface, Inc. Class A	5,100	39,576
*Interline Brands, Inc.	4,639	67,729
International Shipholding Corp.	933	30,929
*Intersections, Inc.	2,400	13,680
#*Iron Mountain, Inc.	24,378	595,555
ITT Industries, Inc.	18,000	912,600
#J.B. Hunt Transport Services, Inc.	12,500	375,750
#*Jacobs Engineering Group, Inc.	12,800	541,312
#*JetBlue Airways Corp.	26,500	131,440
John Bean Technologies Corp.	3,100	50,902
#Joy Global, Inc.	10,025	505,360
*Kadant, Inc.	900	11,601
Kaman Corp. Class A	1,816	37,519
#*Kansas City Southern	9,500	230,185
Kaydon Corp.	3,790	132,612
KBR, Inc.	17,390	355,973
*Kelly Services, Inc. Class A	2,711	30,038
Kennametal, Inc.	7,000	164,920
*Key Technology, Inc.	844	9,157
*Kforce, Inc.	4,567	53,571
Kimball International, Inc. Class B	2,500	18,750
#*Kirby Corp.	5,750	194,350
Knight Transportation, Inc.	10,118	162,293
Knoll, Inc.	3,400	33,320
*Korn/Ferry International	5,170	82,513
*K-Tron International, Inc.	315	29,941
L-3 Communications Holdings, Inc.	12,119	876,083
*LaBarge, Inc.	1,598	17,738
*Ladish Co., Inc.	2,000	25,920
Landstar System, Inc.	5,510	194,172
*Layne Christensen Co.	1,700	44,030
*LECG Corp.	2,849	9,829
#Lennox International, Inc.	5,883	198,081
Lincoln Electric Holdings, Inc.	4,597	218,082
Lindsay Corp.	1,000	32,830
*LMI Aerospace, Inc.	2,000	21,540
Lockheed Martin Corp.	39,000	2,682,810
LSI Industries, Inc.	2,400	16,776
*Lydall, Inc.	600	3,000
*M&F Worldwide Corp.	2,000	42,560
#Manitowoc Co., Inc. (The)	9,600	87,744
#Manpower, Inc.	10,127	480,121
*Marten Transport, Ltd.	3,337	58,531
Masco Corp.	33,368	392,074
*Mastec, Inc.	8,158	96,264
*McDermott International, Inc.	19,520	433,930
McGrath Rentcorp	2,686	53,048
*Metalico, Inc.	4,600	18,584
Met-Pro Corp.	1,935	17,802
*MFRI, Inc.	1,091	7,332
#*Microvision, Inc.	6,200	23,002
*Middleby Corp.	2,000	90,620
*Miller Industries, Inc.	1,376	13,829
Mine Safety Appliances Co.	3,895	99,284

211

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CONTINUED

	Shares	Value†
Industrials — (Continued)
*Mobile Mini, Inc.	4,138	$60,001
#*Monster Worldwide, Inc.	12,900	187,308
*Moog, Inc.	3,995	99,755
*MPS Group, Inc.	10,600	143,312
MSC Industrial Direct Co., Inc. Class A	4,600	198,030
Mueller Industries, Inc.	4,400	104,104
Mueller Water Products, Inc.	9,010	40,365
Multi-Color Corp.	1,486	19,719
NACCO Industries, Inc. Class A	533	31,767
National Technical Systems, Inc.	1,200	6,816
*Navigant Consulting, Inc.	4,323	61,560
*Navistar International Corp.	7,060	233,968
Nordson Corp.	3,485	183,903
Norfolk Southern Corp.	38,700	1,804,194
*North American Galvanizing & Coating, Inc.	2,666	13,383
Northrop Grumman Corp.	32,928	1,650,681
*Northwest Pipe Co.	1,100	33,110
#*Ocean Power Technologies, Inc.	300	1,818
*Old Dominion Freight Line, Inc.	4,050	105,260
*Omega Flex, Inc.	1,444	22,454
*On Assignment, Inc.	4,296	25,948
*Orbital Sciences Corp.	6,400	82,432
*Orion Marine Group, Inc.	1,900	36,176
*Oshkosh Truck Corp. Class B	8,600	268,836
Otter Tail Corp.	2,201	51,195
*Owens Corning, Inc.	11,159	246,725
*P.A.M. Transportation Services, Inc.	492	3,818
Paccar, Inc.	37,314	1,395,917
Pall Corp.	12,600	399,924
Parker Hannifin Corp.	18,340	971,286
*Park-Ohio Holdings Corp.	1,300	8,086
Pentair, Inc.	10,700	311,370
*Pike Electric Corp.	3,998	50,175
Pitney Bowes, Inc.	16,238	397,831
*PMFG, Inc.	400	5,788
*Polypore International, Inc.	5,100	55,896
Portec Rail Products, Inc.	1,021	8,893
*Powell Industries, Inc.	1,300	47,814
*PowerSecure International, Inc.	1,800	14,976
Precision Castparts Corp.	14,308	1,364,697
*PRG-Schultz International, Inc.	2,100	10,878
*Protection One, Inc.	3,076	16,549
#*Quanta Services, Inc.	19,413	411,556
#*Quixote Corp.	1,000	2,060
R. R. Donnelley & Sons Co.	15,280	306,822
Raven Industries, Inc.	1,804	44,559
Raytheon Co.	40,475	1,832,708
*RBC Bearings, Inc.	1,040	22,370
#Regal-Beloit Corp.	3,564	167,080
*Republic Airways Holdings, Inc.	1,900	15,219
Republic Services, Inc.	38,124	987,793
*Resources Connection, Inc.	3,900	67,353
Robbins & Myers, Inc.	3,100	71,920
Robert Half International, Inc.	15,855	367,836
Rockwell Automation, Inc.	15,350	628,582
Rockwell Collins, Inc.	15,100	760,738
Rollins, Inc.	12,880	232,870
Roper Industries, Inc.	10,400	525,720
*RSC Holdings, Inc.	12,300	82,902
*Rush Enterprises, Inc. Class A	3,300	36,036
Ryder System, Inc.	4,950	200,722

212

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CONTINUED

	Shares	Value†
Industrials — (Continued)
*Saia, Inc.	1,550	$22,723
Schawk, Inc.	2,653	26,052
#*School Specialty, Inc.	1,749	38,915
*Shaw Group, Inc.	8,600	220,676
*SIFCO Industries, Inc.	100	1,335
Simpson Manufacturing Co., Inc.	4,779	111,781
SkyWest, Inc.	4,800	67,056
*SL Industries, Inc.	856	7,019
Southwest Airlines Co.	49,413	415,069
*Sparton Corp.	400	1,660
*Spire Corp.	1,300	6,097
#*Spirit AeroSystems Holdings, Inc. Class A	10,200	162,384
#SPX Corp.	5,600	295,568
*Standard Parking Corp.	2,200	38,720
Standex International Corp.	1,920	33,754
#*Stanley, Inc.	4,300	121,475
Steelcase, Inc. Class A	4,600	26,542
#*Stericycle, Inc.	9,700	507,989
*Sterling Construction Co., Inc.	1,200	19,356
Sun Hydraulics, Inc.	1,690	32,211
*SunPower Corp. Class A	600	14,886
#*SunPower Corp. Class B	2,984	64,633
Superior Uniform Group, Inc.	162	1,426
*Sykes Enterprises, Inc.	4,500	106,830
*Taser International, Inc.	5,800	23,722
*Team, Inc.	1,100	17,853
*Tecumseh Products Co. Class A	900	9,405
*Teledyne Technologies, Inc.	3,500	119,560
Tennant Co.	2,300	61,318
#*Terex Corp.	9,500	192,090
#*Tetra Tech, Inc.	5,900	151,807
#Textainer Group Holdings, Ltd.	3,800	57,228
*Thomas & Betts Corp.	5,500	188,155
Timken Co.	10,020	220,741
Titan International, Inc.	3,675	30,870
*Titan Machinery, Inc.	2,100	22,533
Todd Shipyards Corp.	700	11,676
Toro Co.	3,240	119,945
*Trailer Bridge, Inc.	1,126	4,527
*TransDigm Group, Inc.	5,100	199,818
*TRC Cos., Inc.	3,000	9,510
Tredegar Industries, Inc.	3,454	47,078
*Trex Co., Inc.	1,800	28,638
*Trimas Corp.	4,700	21,150
Trinity Industries, Inc.	8,400	141,792
Triumph Group, Inc.	1,961	91,794
#*TrueBlue, Inc.	4,532	54,837
*Tutor Perini Corp.	5,554	98,028
Twin Disc, Inc.	1,800	16,902
Tyco International, Ltd.	32,324	1,084,470
*U.S. Home Systems, Inc.	1,400	3,304
*UAL Corp.	11,900	77,469
*Ultralife Corp.	2,100	7,686
#Union Pacific Corp.	52,522	2,896,063
United Parcel Service, Inc.	69,650	3,738,812
*United Rentals, Inc.	6,800	64,532
*United Stationers, Inc.	2,686	126,618
United Technologies Corp.	96,270	5,915,792
Universal Forest Products, Inc.	2,253	80,387
Universal Truckload Services, Inc.	2,099	34,508
*URS Corp.	10,740	417,356

213

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CONTINUED

	Shares	Value†
Industrials — (Continued)
#*US Airways Group, Inc.	11,183	$34,220
*USA Truck, Inc.	1,545	17,350
#*USG Corp.	9,900	130,086
#UTI Worldwide, Inc.	8,800	109,736
#Valmont Industries, Inc.	2,600	187,902
*Versar, Inc.	1,500	5,760
Viad Corp.	1,350	23,625
*Vicor Corp.	4,135	28,201
Virco Manufacturing Corp.	1,718	4,776
*Volt Information Sciences, Inc.	2,100	17,031
VSE Corp.	800	35,032
W.W. Grainger, Inc.	7,800	731,094
Wabtec Corp.	4,860	178,654
*Waste Connections, Inc.	8,050	253,012
#Waste Management, Inc.	49,092	1,466,869
*Waste Services, Inc.	5,100	33,456
Watsco, Inc. Class A	2,900	148,538
Watson Wyatt Worldwide, Inc.	4,950	215,721
Watts Water Technologies, Inc.	3,070	86,728
*WCA Waste Corp.	2,800	11,228
Werner Enterprises, Inc.	9,092	170,475
*WESCO International, Inc.	4,462	114,049
*Willis Lease Finance Corp.	400	5,092
Woodward Governor Co.	6,000	141,060

Total Industrials		125,079,078

Information Technology — (17.6%)
*3Com Corp.	44,000	226,160
*3PAR, Inc.	6,700	63,047
*Accenture, Ltd.	57,800	2,143,224
*ACI Worldwide, Inc.	3,900	62,751
*Acme Packet, Inc.	6,500	63,635
*Actel Corp.	2,800	33,376
*ActivIdentity Corp.	6,106	13,861
*Activision Blizzard, Inc.	123,516	1,337,678
*Actuate Corp.	6,100	30,561
*Acxiom Corp.	11,819	135,682
*Adaptec, Inc.	10,595	33,798
*ADDvantage Technologies Group, Inc.	400	940
#*Adobe Systems, Inc.	51,158	1,685,145
Adtran, Inc.	7,300	168,192
*Advanced Analogic Technologies, Inc.	5,128	16,153
#*Advanced Energy Industries, Inc.	5,498	67,131
#*Advanced Micro Devices, Inc.	51,448	236,661
#*Advent Software, Inc.	3,600	137,592
*Affiliated Computer Services, Inc. Class A	9,882	514,753
*Agilent Technologies, Inc.	36,500	903,010
Agilysys, Inc.	2,000	9,420
*Airvana, Inc.	8,600	52,546
#*Akamai Technologies, Inc.	18,300	402,600
*Alliance Data Systems Corp.	6,300	346,374
Altera Corp.	31,010	613,688
#*Amdocs, Ltd.	21,611	544,597
American Software, Inc. Class A	2,776	18,044
#*Amkor Technology, Inc.	13,000	71,630
Amphenol Corp.	17,400	698,088
*Anadigics, Inc.	8,617	27,661
Analog Devices, Inc.	30,600	784,278
*Anaren, Inc.	1,739	25,424
#*Anixter International, Inc.	3,900	163,215
*Ansys, Inc.	9,480	384,698

214

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Apple, Inc.	88,060	$16,599,310
Applied Materials, Inc.	138,879	1,694,324
*Applied Micro Circuits Corp.	8,159	63,803
*ArcSight, Inc.	3,300	81,576
#*Ariba, Inc.	8,600	101,652
#*Arris Group, Inc.	17,900	183,654
*Arrow Electronics, Inc.	13,900	352,226
*Art Technology Group, Inc.	9,440	38,893
*Aruba Networks, Inc.	8,900	69,598
#*Atheros Communications, Inc.	6,451	158,824
*Atmel Corp.	49,043	182,440
#*ATMI, Inc.	3,922	59,418
*Autodesk, Inc.	21,900	545,967
Automatic Data Processing, Inc.	50,647	2,015,751
*Avid Technology, Inc.	3,971	50,154
*Avnet, Inc.	15,383	381,191
*Avocent Corp.	4,754	118,232
AVX Corp.	20,993	237,641
*Aware, Inc.	2,752	6,440
Bel Fuse, Inc. Class B	1,398	25,304
*Benchmark Electronics, Inc.	7,392	124,186
*BigBand Networks, Inc.	6,604	24,435
Black Box Corp.	2,047	54,266
Blackbaud, Inc.	3,996	88,671
*Blackboard, Inc.	2,900	102,863
*Blue Coat Systems, Inc.	3,000	66,840
*BMC Software, Inc.	19,695	731,866
*Bottomline Technologies, Inc.	2,019	29,639
*Brightpoint, Inc.	7,278	53,639
*Broadcom Corp.	43,250	1,150,882
Broadridge Financial Solutions, Inc.	14,230	296,126
*Brocade Communications Systems, Inc.	40,529	347,739
*Brooks Automation, Inc.	4,641	31,930
CA, Inc.	53,730	1,124,032
*Cabot Microelectronics Corp.	2,700	86,346
#*CACI International, Inc. Class A	3,035	144,527
*Cadence Design Systems, Inc.	17,700	108,147
*California Micro Devices Corp.	1,797	5,373
*Callidus Software, Inc.	3,480	10,614
*Cascade Microtech, Inc.	1,242	6,707
Cass Information Systems, Inc.	1,300	38,649
*Cavium Networks, Inc.	3,724	70,607
*CEVA, Inc.	2,500	25,325
*Checkpoint Systems, Inc.	4,385	59,504
*Chordiant Software, Inc.	4,958	17,254
*Ciber, Inc.	2,700	8,694
#*Ciena Corp.	9,843	115,458
*Cirrus Logic, Inc.	7,408	35,855
*Cisco Sytems, Inc.	596,400	13,627,740
#*Citrix Systems, Inc.	19,100	702,116
*Cogent, Inc.	10,960	105,764
Cognex Corp.	3,680	59,211
*Cognizant Technology Solutions Corp.	27,190	1,050,894
Cohu, Inc.	1,500	17,070
#*CommScope, Inc.	6,800	183,736
Communications Systems, Inc.	1,155	12,682
*CommVault Systems, Inc.	4,405	86,778
*Computer Sciences Corp.	16,200	821,502
#*Compuware Corp.	25,329	178,823
*comScore, Inc.	3,175	48,673
*Comtech Telecommunications Corp.	2,516	80,814

215

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Comverge, Inc.	2,600	$29,666
*Concur Technologies, Inc.	5,550	197,802
*Constant Contact, Inc.	2,570	42,585
*Convergys Corp.	13,000	141,050
Corning, Inc.	153,724	2,245,908
*CPI International, Inc.	2,100	20,790
*Cray, Inc.	3,050	22,753
#*Cree, Inc.	9,450	397,845
*CSG Systems International, Inc.	3,600	58,824
CTS Corp.	800	7,168
*CyberOptics Corp.	1,199	7,230
#*CyberSource Corp.	7,888	129,205
#*Cymer, Inc.	3,800	130,112
*Cypress Semiconductor Corp.	16,538	139,415
Daktronics, Inc.	3,790	28,501
*Datalink Corp.	2,266	9,019
*DDi Corp.	2,858	11,575
*DealerTrack Holdings, Inc.	7,590	125,083
*Dell, Inc.	176,971	2,564,310
*Deltek, Inc.	5,000	35,750
*DemandTec, Inc.	2,562	22,520
*DG FastChannel, Inc.	2,800	58,716
*Dice Holdings, Inc.	3,600	21,636
Diebold, Inc.	5,900	178,416
*Digi International, Inc.	3,200	25,440
*Digimarc Corp.	922	12,908
*Digital River, Inc.	3,500	79,905
*Diodes, Inc.	3,050	49,959
*DivX, Inc.	3,993	19,206
*Dolby Laboratories, Inc.	5,760	241,574
*Double-Take Software, Inc.	1,500	13,905
*DSP Group, Inc.	3,285	18,987
*DST Systems, Inc.	5,200	216,892
*DTS, Inc.	2,000	56,500
*Dynamics Research Corp.	1,200	15,372
EarthLink, Inc.	11,100	89,910
*eBay, Inc.	111,640	2,486,223
#*Ebix, Inc.	1,607	98,991
*Echelon Corp.	4,566	62,326
*EchoStar Corp.	4,501	81,738
*Edgewater Technology, Inc.	1,000	2,850
Electro Rent Corp.	2,590	27,739
*Electro Scientific Industries, Inc.	1,924	21,049
*Electronic Arts, Inc.	30,203	550,903
*Electronics for Imaging, Inc.	5,985	69,785
*eLoyalty Corp.	1,000	7,800
*EMC Corp.	222,763	3,668,907
*EMS Technologies, Inc.	2,478	43,192
*Emulex Corp.	5,100	51,510
#*Epicor Software Corp.	9,000	69,480
#*EPIQ Systems, Inc.	5,558	70,086
*ePlus, Inc.	1,000	15,040
*Equinix, Inc.	4,030	343,840
*Euronet Worldwide, Inc.	5,430	128,420
*Exar Corp.	100	690
*ExlService Holdings, Inc.	2,510	34,161
*F5 Networks, Inc.	8,150	365,854
FactSet Research Systems, Inc.	4,950	317,048
Fair Isaac Corp.	5,166	105,025
*Fairchild Semiconductor Corp. Class A	12,759	95,437
*FalconStor Software, Inc.	5,118	17,043

216

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Faro Technologies, Inc.	2,400	$37,104
#*FEI Co.	5,630	134,050
Fidelity National Information Services, Inc.	41,907	911,896
#*Fiserv, Inc.	16,500	756,855
#*FLIR Systems, Inc.	16,200	450,522
*FormFactor, Inc.	7,600	129,124
*Forrester Research, Inc.	2,750	69,658
*Frequency Electronics, Inc.	798	3,511
*Gartner Group, Inc.	8,800	163,856
*Gerber Scientific, Inc.	2,901	13,403
*Global Cash Access, Inc.	9,450	59,818
Global Payments, Inc.	8,401	413,581
*Globecomm Systems, Inc.	2,474	16,724
*Google, Inc.	22,737	12,189,760
*GSE Systems, Inc.	1,745	10,505
#*GSI Commerce, Inc.	6,646	126,075
*GSI Technology, Inc.	3,200	11,552
*GTSI Corp.	200	1,490
*Hackett Group, Inc.	5,500	17,160
*Harmonic, Inc.	13,000	68,250
Harris Corp.	12,440	518,997
*Harris Stratex Networks, Inc. Class A	6,079	38,298
Heartland Payment Systems, Inc.	1,856	22,810
*Hewitt Associates, Inc. Class A	10,036	356,479
Hewlett-Packard Co.	242,700	11,518,542
*Hittite Microwave Corp.	2,787	102,562
*I.D. Systems, Inc.	2,203	8,041
#*i2 Technologies, Inc.	2,400	37,776
*IAC/InterActiveCorp.	17,700	335,238
*ICx Technologies, Inc.	2,581	13,034
*iGATE Corp.	5,402	47,700
*Imation Corp.	2,340	20,639
Imergent, Inc.	1,526	10,148
*Immersion Corp.	2,800	10,276
#*Infinera Corp.	10,000	74,300
*infoGROUP, Inc.	6,344	41,617
#*Informatica Corp.	9,800	208,054
*InfoSpace, Inc.	2,980	25,539
*Ingram Micro, Inc.	16,870	297,756
*Innodata Isogen, Inc.	4,054	26,270
*Insight Enterprises, Inc.	4,020	42,290
#*Integral Systems, Inc.	2,600	21,840
*Integrated Device Technology, Inc.	18,100	106,428
*Integrated Silicon Solution, Inc.	3,810	13,335
Intel Corp.	557,770	10,658,985
*Intellon Corp.	4,200	28,854
*Interactive Intelligence, Inc.	1,900	31,863
#*InterDigital, Inc.	4,300	88,408
*Intermec, Inc.	4,663	57,448
*Internap Network Services Corp.	4,500	14,400
International Business Machines Corp.	142,483	17,184,875
*International Rectifier Corp.	8,100	148,068
*Internet Brands, Inc.	5,000	37,200
*Internet Capital Group, Inc.	3,900	28,353
*Interphase Corp.	590	1,404
Intersil Corp.	10,040	126,002
*Intevac, Inc.	2,384	24,317
*IntriCon Corp.	800	2,700
*Intuit, Inc.	33,430	971,810
#*IPG Photonics Corp.	3,900	53,274
*Isilon Systems, Inc.	5,504	28,896

217

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Iteris, Inc.	1,900	$2,698
#*Itron, Inc.	4,100	246,164
*Ixia	5,379	35,770
*IXYS Corp.	3,900	26,130
*j2 Global Communications, Inc.	5,183	105,992
Jabil Circuit, Inc.	21,112	282,479
Jack Henry & Associates, Inc.	8,590	198,171
*JDA Software Group, Inc.	4,349	86,284
*JDS Uniphase Corp.	18,500	103,415
#*Juniper Networks, Inc.	54,080	1,379,581
Keithley Instruments, Inc.	578	1,884
*Keynote Systems, Inc.	2,200	22,484
KLA-Tencor Corp.	20,080	652,801
*Knot, Inc. (The)	4,484	47,844
*Kopin Corp.	8,696	38,610
*Kulicke & Soffa Industries, Inc.	4,600	21,390
*KVH Industries, Inc.	2,000	21,000
*L-1 Identity Solutions, Inc.	8,600	50,826
#*Lam Research Corp.	13,100	441,732
*LaserCard Corp.	1,299	8,703
*Lattice Semiconductor Corp.	8,400	16,044
*Lawson Software, Inc.	17,502	110,438
Lender Processing Services, Inc.	10,111	402,418
#*Lexmark International, Inc.	6,234	158,967
*Limelight Networks, Inc.	11,900	41,531
Linear Technology Corp.	22,400	579,712
*Liquidity Services, Inc.	2,738	26,340
*Littlefuse, Inc.	1,700	46,852
*LoJack Corp.	2,400	10,128
#*LoopNet, Inc.	2,156	18,822
*Loral Space & Communications, Inc.	2,374	62,721
*LSI Corp.	64,644	330,977
#*Manhattan Associates, Inc.	2,194	50,352
*ManTech International Corp. Class A	2,440	107,018
Marchex, Inc. Class B	2,983	13,513
MasterCard, Inc. Class A	11,140	2,439,883
Maxim Integrated Products, Inc.	25,460	424,418
Maximus, Inc.	1,900	87,894
*Maxwell Technologies, Inc.	2,670	47,873
*McAfee, Inc.	17,728	742,449
*Measurement Specialties, Inc.	200	1,542
*MEMC Electronic Materials, Inc.	20,920	259,826
*Mentor Graphics Corp.	9,800	71,540
*Mercury Computer Systems, Inc.	2,500	26,750
Mesa Laboratories, Inc.	300	7,200
Methode Electronics, Inc.	4,169	30,225
Micrel, Inc.	9,400	70,218
Microchip Technology, Inc.	17,860	427,926
*Micron Technology, Inc.	66,874	454,074
*Micros Systems, Inc.	10,400	279,968
*Microsemi Corp.	5,100	67,881
Microsoft Corp.	844,660	23,422,422
*MicroStrategy, Inc.	700	61,089
*MIPS Technologies, Inc.	5,600	22,120
Mocon, Inc.	535	4,307
*ModusLink Global Solutions, Inc.	5,100	41,922
Molex, Inc. Class A	9,090	150,440
#*Monolithic Power Systems, Inc.	4,520	90,355
*Monotype Imaging Holdings, Inc.	4,300	32,336
*MoSys, Inc.	3,000	7,080
#Motorola, Inc.	181,950	1,559,312

218

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Move, Inc.	13,425	$27,521
MTS Systems Corp.	1,900	50,350
*Multi-Fineline Electronix, Inc.	2,568	69,978
National Instruments Corp.	6,970	186,099
#National Semiconductor Corp.	22,300	288,562
*NCI, Inc.	1,200	32,292
*NCR Corp.	11,970	121,496
*NetApp, Inc.	32,060	867,223
*NETGEAR, Inc.	3,800	69,274
*NetLogic Microsystems, Inc.	2,400	91,224
*NetScout Systems, Inc.	4,708	57,861
*NetSuite, Inc.	5,000	69,850
*Network Equipment Technologies, Inc.	2,600	8,580
*NeuStar, Inc.	6,500	150,150
*Newport Corp.	2,670	19,865
*NIC, Inc.	5,368	47,024
*Novatel Wireless, Inc.	4,993	44,538
*Novell, Inc.	34,000	139,060
*Novellus Systems, Inc.	11,582	238,358
*Nu Horizons Electronics Corp.	1,300	5,057
#*Nuance Communications, Inc.	26,930	353,052
*NumereX Corp. Class A	700	3,339
*Nvidia Corp.	54,400	650,624
*Occam Networks, Inc.	571	1,702
*OmniVision Technologies, Inc.	5,200	63,752
#*ON Semiconductor Corp.	40,765	272,718
*Online Resources Corp.	4,610	24,202
*Onvia, Inc.	389	2,198
*Oplink Communications, Inc.	1,500	22,245
OPNET Technologies, Inc.	3,284	35,796
*Opnext, Inc.	4,784	11,769
*Optical Cable Corp.	1,500	4,530
Oracle Corp.	507,951	10,717,766
*OSI Systems, Inc.	2,528	49,625
*Palm, Inc.	16,525	191,855
*PAR Technology Corp.	1,750	9,538
*Parametric Technology Corp.	11,060	164,905
Park Electrochemical Corp.	2,544	57,189
#*ParkerVision, Inc.	3,300	9,141
Paychex, Inc.	35,850	1,018,498
*PC Connection, Inc.	1,900	11,172
*PC Mall, Inc.	2,400	17,016
*PC-Tel, Inc.	2,700	15,822
*PDF Solutions, Inc.	2,729	9,661
Pegasystems, Inc.	5,500	157,685
*Perficient, Inc.	2,900	23,606
*Performance Technologies, Inc.	1,357	3,813
*Pericom Semiconductor Corp.	2,935	27,618
*Perot Systems Corp.	14,020	419,759
*Pervasive Software, Inc.	2,700	13,230
*Phoenix Technologies, Ltd.	3,700	8,658
#*Photronics, Inc.	4,200	17,556
Plantronics, Inc.	3,799	91,594
*PLATO Learning, Inc.	1,763	7,792
*Plexus Corp.	4,363	110,384
*PLX Technology, Inc.	3,500	10,990
*PMC-Sierra, Inc.	21,900	186,588
#*Polycom, Inc.	8,600	184,642
Power Integrations, Inc.	2,500	78,000
*Presstek, Inc.	266	452
•*Price Communications Liquidation Trust	3,605	492

219

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Progress Software Corp.	4,500	$103,950
*PROS Holdings, Inc.	1,999	17,971
QAD, Inc.	5,238	23,885
*QLogic Corp.	13,400	235,036
QUALCOMM, Inc.	165,920	6,870,747
Qualstar Corp.	900	1,719
*Quest Software, Inc.	8,528	143,015
*Radiant Systems, Inc.	3,908	38,455
*RadiSys Corp.	2,460	20,935
#*Rambus, Inc.	8,384	134,144
*RealNetworks, Inc.	12,200	43,554
#*Red Hat, Inc.	17,650	455,546
Renaissance Learning, Inc.	3,378	30,672
#*RF Micro Devices, Inc.	25,500	101,490
Richardson Electronics, Ltd.	2,200	12,430
*RightNow Technologies, Inc.	2,400	36,624
*Rimage Corp.	1,691	31,114
#*Riverbed Technology, Inc.	7,600	155,724
*Rofin-Sinar Technologies, Inc.	3,700	79,365
*Rogers Corp.	1,286	33,372
#*Rovi Corp.	10,313	284,123
#*Rubicon Technology, Inc.	1,800	27,216
*Rudolph Technologies, Inc.	2,537	16,085
*S1 Corp.	7,390	44,340
*Saba Software, Inc.	3,400	14,586
#*SAIC, Inc.	23,000	407,330
#*Salesforce.com, Inc.	11,850	672,488
*Sandisk Corp.	21,220	434,586
*Sapient Corp.	13,000	105,820
*SAVVIS, Inc.	5,160	76,316
*ScanSource, Inc.	2,584	65,608
*Scientific Learning Corp.	187	944
*SCM Microsystems, Inc.	1,092	2,752
*SeaChange International, Inc.	4,800	32,496
#*Seagate Technology LLC	43,680	609,336
*Semitool, Inc.	4,900	34,594
*Semtech Corp.	7,320	113,240
*ShoreTel, Inc.	4,940	32,456
#*Sigma Designs, Inc.	2,500	30,025
*Silicon Graphics International Corp.	2,152	12,826
*Silicon Image, Inc.	7,300	15,403
#*Silicon Laboratories, Inc.	5,820	243,858
*Silicon Storage Technology, Inc.	11,000	22,330
#*Skyworks Solutions, Inc.	18,521	193,174
*Smart Modular Technologies (WWH), Inc.	4,400	17,864
*Smith Micro Software, Inc.	3,600	32,688
Solera Holdings, Inc.	6,892	222,060
#*Sonic Solutions, Inc.	1,207	5,866
*SonicWALL, Inc.	7,100	56,374
*Sonus Networks, Inc.	200	384
*Sourcefire, Inc.	2,700	54,810
*Spark Networks, Inc.	3,300	8,943
*Spectrum Control, Inc.	2,000	16,900
*SRA International, Inc.	6,760	126,818
*SRS Labs, Inc.	2,843	18,451
*Standard Microsystems Corp.	2,342	45,107
*Starent Networks Corp.	6,523	220,086
*StarTek, Inc.	2,385	13,833
*STEC, Inc.	6,224	132,696
#*Stratasys, Inc.	2,463	38,866
#*SuccessFactors, Inc.	5,100	77,979

220

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Sun Microsystems, Inc.	24,701	$202,054
*Super Micro Computer, Inc.	1,591	12,823
*Supertex, Inc.	1,500	36,375
*Support.com, Inc.	4,350	10,440
*Switch & Data Facilities Co., Inc.	3,549	59,375
#*Sybase, Inc.	10,735	424,677
*Sycamore Networks, Inc.	39,887	113,678
*Symantec Corp.	83,515	1,468,194
*Symmetricom, Inc.	5,609	26,867
*Symyx Technologies, Inc.	4,500	26,415
#*Synaptics, Inc.	3,300	74,250
*Synchronoss Technologies, Inc.	3,200	36,512
*SYNNEX Corp.	4,888	125,768
*Synopsys, Inc.	15,829	348,238
Syntel, Inc.	5,200	186,316
#*Take-Two Interactive Software, Inc.	2,800	30,716
*Taleo Corp. Class A	2,973	64,633
*Tech Data Corp.	5,300	203,679
Technitrol, Inc.	4,200	32,718
*TechTarget, Inc.	2,981	18,780
*TechTeam Global, Inc.	1,479	11,581
*Techwell, Inc.	1,671	17,345
#*Tekelec	8,700	130,674
*TeleCommunication Systems, Inc.	4,200	37,548
*TeleTech Holdings, Inc.	6,000	107,340
*Tellabs, Inc.	46,263	278,503
*Teradata Corp.	17,185	479,118
#*Teradyne, Inc.	18,500	154,845
#*Terremark Worldwide, Inc.	9,400	60,066
Tessco Technologies, Inc.	876	14,848
*Tessera Technologies, Inc.	1,700	37,587
Texas Instruments, Inc.	136,530	3,201,628
#*THQ, Inc.	7,619	39,847
*TIBCO Software, Inc.	20,000	175,000
*Tier Technologies, Inc. Class B	2,100	17,178
*TiVo, Inc.	11,800	128,384
#*TNS, Inc.	2,000	56,520
*Tollgrade Communications, Inc.	1,200	7,140
Total System Services, Inc.	18,883	301,562
*Travelzoo, Inc.	1,041	14,387
#*Trimble Navigation, Ltd.	13,948	292,490
*Triquint Semiconductor, Inc.	17,700	95,403
*TTM Technologies, Inc.	4,100	41,697
#*Tyler Technologies, Inc.	4,700	89,394
#*Ultimate Software Group, Inc.	2,396	61,122
*Ultratech, Inc.	2,881	37,223
*Unica Corp.	2,600	18,096
United Online, Inc.	9,350	74,800
#*Universal Display Corp.	4,458	50,643
#*ValueClick, Inc.	8,200	80,688
*Varian Semiconductor Equipment Associates, Inc.	6,597	187,289
#*Veeco Instruments, Inc.	1,600	38,960
*VeriFone Holdings, Inc.	6,500	86,450
#*VeriSign, Inc.	18,532	422,715
*Viasat, Inc.	4,100	119,515
*Vicon Industries, Inc.	900	6,075
*Video Display Corp.	1,359	6,639
*Virage Logic Corp.	1,005	5,930
*Virtusa Corp.	3,400	30,532
Visa, Inc.	56,500	4,280,440
*Vishay Intertechnology, Inc.	17,193	107,112

221

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*VistaPrint NV	3,400	$173,570
#*VMware, Inc. Class A	9,557	367,276
*Vocus, Inc.	1,300	23,530
*Volterra Semiconductor Corp.	1,900	26,315
Wayside Technology Group, Inc.	252	1,928
*Web.com Group, Inc.	2,905	20,451
#*WebMD Health Corp.	5,912	201,363
*Websense, Inc.	5,331	85,616
*Western Digital Corp.	23,200	781,376
Western Union Co.	69,627	1,265,123
*Wright Express Corp.	3,640	101,592
#Xerox Corp.	66,330	498,802
Xilinx, Inc.	28,930	629,228
*Yahoo!, Inc.	114,150	1,814,985
*Zebra Technologies Corp. Class A	5,280	132,000
*ZiLOG, Inc.	2,600	7,020
*Zoran Corp.	10,989	97,472
*Zygo Corp.	165	1,140

Total Information Technology		220,602,473

Materials — (3.6%)
A. Schulman, Inc.	3,300	57,321
A.M. Castle & Co.	1,388	15,643
*AEP Industries, Inc.	800	27,904
Air Products & Chemicals, Inc.	21,500	1,658,295
Airgas, Inc.	8,840	392,142
AK Steel Holding Corp.	10,900	172,983
Albemarle Corp.	10,000	315,800
Alcoa, Inc.	76,038	944,392
#Allegheny Technologies, Inc.	10,321	318,506
#AMCOL International Corp.	2,861	74,500
*American Pacific Corp.	300	2,124
American Vanguard Corp.	2,950	24,485
AptarGroup, Inc.	7,700	271,887
*Arabian American Development Co.	700	1,806
Arch Chemicals, Inc.	2,400	66,456
Ashland, Inc.	7,707	266,200
*Balchem Corp.	2,275	62,767
Ball Corp.	10,022	494,385
Bemis Co., Inc.	9,991	258,068
*Brush Engineered Materials, Inc.	2,740	50,553
*Buckeye Technologies, Inc.	3,300	29,568
*BWAY Holding Co.	4,700	83,519
Cabot Corp.	5,800	127,194
*Calgon Carbon Corp.	5,700	90,288
Carpenter Technology Corp.	4,775	100,418
Celanese Corp. Class A	13,500	370,575
CF Industries Holdings, Inc.	5,947	495,088
#Cliffs Natural Resources, Inc.	12,600	448,182
#*Coeur d’Alene Mines Corp.	6,300	126,504
Commercial Metals Co.	13,600	201,824
Compass Minerals International, Inc.	2,800	174,496
*Core Molding Technologies, Inc.	389	1,093
*Crown Holdings, Inc.	17,500	466,375
Cytec Industries, Inc.	5,200	172,484
Deltic Timber Corp.	1,300	55,250
Dow Chemical Co.	80,325	1,886,031
du Pont (E.I.) de Nemours & Co.	73,070	2,325,087
#Eagle Materials, Inc.	4,719	117,267
Eastman Chemical Co.	6,600	346,566
Ecolab, Inc.	24,425	1,073,723

222

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CONTINUED

	Shares	Value†
Materials — (Continued)
FMC Corp.	6,800	$347,480
Freeport-McMoRan Copper & Gold, Inc. Class B	39,280	2,881,581
Friedman Industries, Inc.	1,199	6,918
*General Moly, Inc.	6,400	14,080
Greif, Inc. Class A	2,500	133,800
H.B. Fuller Co.	4,800	91,728
Hawkins, Inc.	888	18,666
*Haynes International, Inc.	1,800	50,976
*Headwaters, Inc.	7,000	28,840
#*Hecla Mining Co.	24,200	99,462
*Horsehead Holding Corp.	3,700	35,261
Huntsman Corp.	19,800	157,410
*ICO, Inc.	1,200	4,608
Innophos Holdings, Inc.	2,500	48,375
*Innospec, Inc.	1,700	20,094
International Flavors & Fragrances, Inc.	8,730	332,526
International Paper Co.	32,200	718,382
Kaiser Aluminum Corp.	2,300	91,885
*KapStone Paper & Packaging Corp.	1,000	6,940
KMG Chemicals, Inc.	1,500	18,450
Koppers Holdings, Inc.	1,700	44,404
*Kronos Worldwide, Inc.	5,583	74,645
*Landec Corp.	3,992	26,108
#*Louisiana-Pacific Corp.	11,400	59,850
*LSB Industries, Inc.	1,900	23,560
Lubrizol Corp.	7,800	519,168
Martin Marietta Materials, Inc.	4,500	374,940
MeadWestavco Corp.	18,410	420,300
Minerals Technologies, Inc.	1,600	78,816
#*Mines Management, Inc.	1,170	2,761
Monsanto Co.	51,870	3,484,627
Mosaic Co. (The)	39,660	1,853,312
Myers Industries, Inc.	3,866	33,905
Nalco Holding Co.	11,333	239,693
NewMarket Corp.	1,989	185,972
Newmont Mining Corp.	49,160	2,136,494
NL Industries, Inc.	5,704	35,365
*Northern Technologies International Corp.	300	2,325
Nucor Corp.	32,580	1,298,313
Olin Corp.	8,155	124,527
Olympic Steel, Inc.	1,600	40,480
*OM Group, Inc.	3,200	86,464
*Omnova Solutions, Inc.	3,300	21,153
*Owens-Illinois, Inc.	17,800	567,464
P.H. Glatfelter Co.	5,000	52,850
#Packaging Corp. of America	9,400	171,832
*Pactiv Corp.	13,900	320,951
*Penford Corp.	1,928	11,375
*PolyOne Corp.	12,400	69,192
PPG Industries, Inc.	16,335	921,784
Praxair, Inc.	30,400	2,414,976
Quaker Chemical Corp.	900	18,540
*Ready Mix, Inc.	800	2,480
Reliance Steel & Aluminum Co.	7,700	280,896
Rock-Tenn Co. Class A	4,400	192,720
#*Rockwood Holdings, Inc.	7,780	154,666
Royal Gold, Inc.	4,600	203,182
RPM International, Inc.	14,000	246,680
*RTI International Metals, Inc.	2,100	43,491
#Schnitzer Steel Industries, Inc. Class A	2,724	117,786
Schweitzer-Maudoit International, Inc.	2,340	120,861

223

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CONTINUED

	Shares	Value†
Materials — (Continued)
Scotts Miracle-Gro Co. Class A (The)	6,660	$270,529
Sealed Air Corp.	14,860	285,758
*Senomyx, Inc.	701	2,692
Sensient Technologies Corp.	6,202	156,849
#Sigma-Aldrich Corp.	12,100	628,353
Silgan Holdings, Inc.	3,800	204,250
#*Solitario Exploration & Royalty Corp.	400	760
*Solutia, Inc.	6,700	73,700
Sonoco Products Co.	11,272	301,526
Southern Copper Corp.	83,000	2,614,500
*Spartech Corp.	2,300	22,011
Steel Dynamics, Inc.	21,700	290,563
Stepan Co.	1,391	79,621
#*Stillwater Mining Co.	9,500	58,900
*Synalloy Corp.	1,037	9,374
Temple-Inland, Inc.	11,100	171,495
Terra Industries, Inc.	9,200	292,284
Texas Industries, Inc.	3,200	106,528
#*Titanium Metals Corp.	20,417	175,586
*U.S. Gold Corp.	8,900	24,030
*United States Lime & Minerals, Inc.	804	28,196
United States Steel Corp.	13,400	462,166
*Universal Stainless & Alloy Products, Inc.	300	4,527
Valhi, Inc.	9,895	92,914
Valspar Corp.	10,400	263,848
Vulcan Materials Co.	10,183	468,723
Walter Energy, Inc.	5,000	292,500
*Wausau Paper Corp.	5,223	45,806
Westlake Chemical Corp.	6,200	150,598
Weyerhaeuser Co.	19,641	713,754
Worthington Industries, Inc.	8,100	89,505
*WR Grace & Co.	7,500	164,175
Zep, Inc.	2,526	43,195
#*Zoltek Cos., Inc.	3,087	27,505

Total Materials		44,970,840

Other — (0.0%)
—*MAIR Holdings, Inc. Escrow Shares	700	—
—*Petrocorp, Inc. Escrow Shares	100	6

Total Other		6

Telecommunication Services — (2.5%)
Alaska Communications Systems Group, Inc.	4,500	35,010
*American Tower Corp.	48,404	1,782,235
*Arbinet Corp.	3,000	6,570
AT&T, Inc.	568,312	14,588,569
Atlantic Tele-Network, Inc.	1,473	67,522
#*Cbeyond, Inc.	2,162	28,863
*Centennial Communications Corp.	13,500	114,210
CenturyTel, Inc.	27,711	899,499
*Cincinnati Bell, Inc.	28,300	87,164
#*Cogent Communications Group, Inc.	4,400	44,572
Consolidated Communications Holdings, Inc.	3,313	45,786
*Crown Castle International Corp.	27,100	818,962
D&E Communications, Inc.	1,799	20,149
Frontier Communications Corp.	30,100	215,817
*General Communications, Inc. Class A	4,600	28,290
*Global Crossing, Ltd.	4,800	54,720
HickoryTech Corp.	2,200	19,822
#Iowa Telecommunications Services, Inc.	2,200	25,894
*iPCS, Inc.	1,800	42,966

224

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CONTINUED

	Shares	Value†
Telecommunication Services — (Continued)
#*Leap Wireless International, Inc.	7,825	$103,446
#*MetroPCS Communications, Inc.	33,360	207,833
*Neutral Tandem, Inc.	2,700	56,943
*NII Holdings, Inc.	15,552	418,815
#NTELOS Holdings Corp.	4,000	60,400
*PAETEC Holding Corp.	10,500	34,020
*Premiere Global Services, Inc.	5,500	41,085
Qwest Communications International, Inc.	176,960	635,286
#*SBA Communications Corp.	12,000	338,520
*Shenandoah Telecommunications Co.	3,100	51,739
*Sprint Nextel Corp.	131,869	390,332
*SureWest Communications	2,098	18,504
*Syniverse Holdings, Inc.	7,480	128,132
Telephone & Data Systems, Inc.	5,600	165,872
Telephone & Data Systems, Inc. Special Shares	5,700	157,320
*tw telecom, inc.	10,000	126,000
*United States Cellular Corp.	4,856	177,778
*USA Mobility, Inc.	3,500	38,150
Verizon Communications, Inc.	300,825	8,901,412
Windstream Corp.	45,208	435,805
*Xeta Corp.	1,100	2,722

Total Telecommunication Services		31,416,734

Utilities — (3.2%)
*AES Corp.	72,993	954,018
AGL Resources, Inc.	6,200	216,752
Allegheny Energy, Inc.	16,900	385,658
ALLETE, Inc.	2,600	88,010
Alliant Energy Corp.	11,000	292,160
#Ameren Corp.	21,700	528,178
American Electric Power Co., Inc.	47,578	1,437,807
American States Water Co.	1,900	62,985
Aqua America, Inc.	12,267	189,525
Artesian Resources Corp.	471	7,635
Atmos Energy Corp.	9,030	251,485
Avista Corp.	3,900	73,944
#*Cadiz, Inc.	104	1,112
California Water Service Group	1,914	69,995
*Calpine Corp.	42,412	476,711
CenterPoint Energy, Inc.	36,100	454,860
Central Vermont Public Service Corp.	1,249	24,218
CH Energy Group, Inc.	1,800	74,538
Chesapeake Utilities Corp.	600	19,008
Cleco Corp.	6,582	162,904
CMS Energy Corp.	22,800	303,240
Connecticut Water Services, Inc.	300	6,690
Consolidated Edison, Inc.	28,000	1,139,040
Constellation Energy Group, Inc.	12,400	383,408
Delta Natural Gas Co., Inc.	360	9,857
#Dominion Resources, Inc.	54,703	1,864,825
DPL, Inc.	8,400	212,856
DTE Energy Co.	16,400	606,472
Duke Energy Corp.	129,364	2,046,538
*Dynegy, Inc.	37,300	74,600
Edison International, Inc.	24,900	792,318
*El Paso Electric Co.	3,400	63,750
Empire District Electric Co.	3,470	62,668
Energen Corp.	5,400	236,952
Energy, Inc.	1,050	9,324
Entergy Corp.	20,000	1,534,400
EQT Corp.	7,792	326,173

225

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CONTINUED

	Shares	Value†
Utilities — (Continued)
Exelon Corp.	49,600	$2,329,216
FirstEnergy Corp.	30,400	1,315,712
FPL Group, Inc.	39,026	1,916,177
Great Plains Energy, Inc.	12,200	211,060
#Hawaiian Electric Industries, Inc.	8,700	155,295
IDACORP, Inc.	2,600	73,034
Integrys Energy Group, Inc.	6,301	218,015
ITC Holdings Corp.	5,700	253,194
Laclede Group, Inc.	2,600	79,846
MDU Resources Group, Inc.	18,500	383,875
MGE Energy, Inc.	2,398	83,978
Middlesex Water Co.	1,920	29,549
*Mirant Corp.	15,500	216,690
National Fuel Gas Co.	6,600	299,244
New Jersey Resources Corp.	4,800	168,960
Nicor, Inc.	4,300	159,444
NiSource, Inc.	11,100	143,412
Northeast Utilities, Inc.	17,140	395,077
Northwest Natural Gas Co.	2,997	125,305
NorthWestern Corp.	3,000	72,450
*NRG Energy, Inc.	25,300	581,647
NSTAR	10,100	312,595
NV Energy, Inc.	22,100	253,266
OGE Energy Corp.	9,600	318,912
Oneok, Inc.	10,500	380,205
#Ormat Technologies, Inc.	5,400	204,120
Pennichuck Corp.	600	13,602
Pepco Holdings, Inc.	15,800	235,894
PG&E Corp.	39,000	1,594,710
Piedmont Natural Gas Co.	7,900	183,912
Pinnacle West Capital Corp.	9,415	294,878
PNM Resources, Inc.	6,720	72,038
Portland General Electric Co.	3,719	69,136
PPL Corp.	29,700	874,368
Progress Energy, Inc.	28,450	1,067,728
*Public Service Enterprise Group, Inc.	53,091	1,582,112
Questar Corp.	18,900	752,976
RGC Resources, Inc.	100	2,820
#*RRI Energy, Inc.	36,499	192,350
SCANA Corp.	11,820	399,989
Sempra Energy	24,600	1,265,670
SJW Corp.	2,556	55,644
South Jersey Industries, Inc.	3,300	116,457
Southern Co.	80,900	2,523,271
Southwest Gas Corp.	3,400	84,966
Southwest Water Co.	2,170	12,087
#TECO Energy, Inc.	12,400	177,816
UGI Corp.	11,600	277,008
UIL Holdings Corp.	1,833	47,071
Unisource Energy Corp.	3,300	95,304
Vectren Corp.	8,200	184,828
Westar Energy, Inc.	9,300	178,095
WGL Holdings, Inc.	4,707	155,613
Wisconsin Energy Corp.	12,590	549,805
Xcel Energy, Inc.	42,000	791,280

Total Utilities		39,976,320

TOTAL COMMON STOCKS		1,135,753,719

226

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CONTINUED

	Shares	Value†
TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	4,739,449	$4,739,449

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.2%)
§@DFA Short Term Investment Fund LP	114,652,240	114,652,240
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $1,068,374 FHLMC 5.793%(r), 01/01/37, valued at $600,169) to be repurchased at $582,692	$583	582,688

TOTAL SECURITIES LENDING COLLATERAL		115,234,928

TOTAL INVESTMENTS — (100.0%) (Cost $1,041,797,234)		$1,255,728,096

See accompanying Notes to Financial Statements.

227

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The DFA Investment Trust Company

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The U.S. Large Cap Value Series, The DFA International Value Series, The DFA Emerging Markets Small Cap Series, The Canadian Small Company Series, The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Asia Pacific Small Company Series, The U.S. Large Company Series, The Emerging Markets Series, The Tax-Managed U.S. Equity Series, and The Tax-Managed U.S. Marketwide Value Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2009, and for the year then ended and have issued our unqualified report thereon dated December 23, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Series’ investment portfolios (the “Portfolios”) as of October 31, 2009 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Series’ management. Our responsibility is to express an opinion on these Portfolios based on our audits. In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The DFA Investment Trust Company

By:	/s/ DAVID G. BOOTH
David G. Booth
Chairman, Trustee, President and Chief Executive Officer

Date: January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID G. BOOTH
David G. Booth
Principal Executive Officer
The DFA Investment Trust Company

Date: January 4, 2010

By:	/s/ DAVID R. MARTIN
David R. Martin
Principal Financial Officer
The DFA Investment Trust Company

Date: January 4, 2010